                                                                     EXHIBIT 7.1

                                                                  EXECUTION COPY

                            PNC MORTGAGE SECURITIES CORP.,

                           as Depositor and Master Servicer

                                         and

                                      U.S. BANK

                                NATIONAL ASSOCIATION,

                                      as Trustee

                           POOLING AND SERVICING AGREEMENT

                                   $492,968,487.79

                            PNC Mortgage Securities Corp.

                          Mortgage Pass-Through Certificates

                                    Series 1998-3

                             Cut-Off Date:  March 1, 1998


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                                  TABLE OF CONTENTS

                                                                      PAGE
ARTICLE I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

     Section 1.01.  Definitions. . . . . . . . . . . . . . . . . . . . 5

Accretion Directed Classes . . . . . . . . . . . . . . . . . . . . . . 5

Aggregate Certificate Principal Balance. . . . . . . . . . . . . . . . 5

Appraised Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Assignment of Proprietary Lease. . . . . . . . . . . . . . . . . . . . 5

Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . 5

Authorized Denomination. . . . . . . . . . . . . . . . . . . . . . . . 5

Balloon Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Bankruptcy Coverage. . . . . . . . . . . . . . . . . . . . . . . . . . 5

Bankruptcy Coverage Initial Amount . . . . . . . . . . . . . . . . . . 5

Bankruptcy Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Beneficial Holder. . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Book-Entry Certificates. . . . . . . . . . . . . . . . . . . . . . . . 6

Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Buydown Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Buydown Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Buydown Fund Account . . . . . . . . . . . . . . . . . . . . . . . . . 6

Buydown Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Certificate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

Certificate Account. . . . . . . . . . . . . . . . . . . . . . . . . . 7

Certificateholder or Holder. . . . . . . . . . . . . . . . . . . . . . 7

Certificate Group. . . . . . . . . . . . . . . . . . . . . . . . . . . 7

Certificate Insurance Policies . . . . . . . . . . . . . . . . . . . . 7

Certificate Insurer. . . . . . . . . . . . . . . . . . . . . . . . . . 7

Certificate Insurer Default. . . . . . . . . . . . . . . . . . . . . . 8

Certificate Principal Balance. . . . . . . . . . . . . . . . . . . . . 8

Certificate Register and Certificate Registrar . . . . . . . . . . . . 8

Class. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

Class A Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 8

Class A-L Regular Interests. . . . . . . . . . . . . . . . . . . . . . 8


                                       -i-
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Class B Certificates . . . . . . . . . . . . . . . . . . . . . . . . . 8

Class B-L Regular Interests. . . . . . . . . . . . . . . . . . . . . . 9

Class C-B-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . 9

Class C-B-1-L Regular Interest . . . . . . . . . . . . . . . . . . . . 9

Class C-B-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . 9

Class C-B-2-L Regular Interest . . . . . . . . . . . . . . . . . . . . 9

Class C-B-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . 9

Class C-B-3-L Regular Interest . . . . . . . . . . . . . . . . . . . . 9

Class C-B-4 Certificates . . . . . . . . . . . . . . . . . . . . . . . 9

Class C-B-4-L Regular Interest . . . . . . . . . . . . . . . . . . . . 9

Class C-B-5 Certificates . . . . . . . . . . . . . . . . . . . . . . . 9

Class C-B-5-L Regular Interest . . . . . . . . . . . . . . . . . . . . 9

Class C-B-6 Certificates . . . . . . . . . . . . . . . . . . . . . . . 9

Class C-B-6-L Regular Interest . . . . . . . . . . . . . . . . . . . . 9

Class C-X-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . 9

Class C-X-1-L Regular Interest . . . . . . . . . . . . . . . . . . . . 9

Class C-X-1 Notional Amount. . . . . . . . . . . . . . . . . . . . . . 9

Class C-X-1 Group II Notional Amount . . . . . . . . . . . . . . . . . 9

Class C-X-1 Group III Notional Amount. . . . . . . . . . . . . . . . .10

Class C-X-1 Group II Premium Rate Mortgage Loans . . . . . . . . . . .10

Class C-X-1 Group III Premium Rate Mortgage Loans. . . . . . . . . . .10

Class C-X-2 Certificates . . . . . . . . . . . . . . . . . . . . . . .10

Class C-X-2-L Regular Interest . . . . . . . . . . . . . . . . . . . .10

Class C-X-2 Notional Amount. . . . . . . . . . . . . . . . . . . . . .10

Class C-X-2 Group II Notional Amount . . . . . . . . . . . . . . . . .10

Class C-X-2 Group III Notional Amount. . . . . . . . . . . . . . . . .10

Class C-X-2 Group II Premium Rate Mortgage Loans . . . . . . . . . . .11

Class C-X-2 Group III Premium Rate Mortgage Loans. . . . . . . . . . .11

Class C-X-3 Certificates . . . . . . . . . . . . . . . . . . . . . . .11

Class C-X-3-L Regular Interest . . . . . . . . . . . . . . . . . . . .11

Class C-X-3 Notional Amount. . . . . . . . . . . . . . . . . . . . . .11


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Class C-X-3 Group II Notional Amount . . . . . . . . . . . . . . . . .11

Class C-X-3 Group III Notional Amount. . . . . . . . . . . . . . . . .11

Class C-X-3 Group II Premium Rate Mortgage Loans . . . . . . . . . . .11

Class C-X-3 Group III Premium Rate Mortgage Loans. . . . . . . . . . .11

Class P Certificates . . . . . . . . . . . . . . . . . . . . . . . . .11

Class P-L Regular Interests. . . . . . . . . . . . . . . . . . . . . .11

Class P Fraction . . . . . . . . . . . . . . . . . . . . . . . . . . .11

Class P Mortgage Loan. . . . . . . . . . . . . . . . . . . . . . . . .11

Class X Certificates . . . . . . . . . . . . . . . . . . . . . . . . .12

Class X-L Regular Interests. . . . . . . . . . . . . . . . . . . . . .12

Class I-A-1 Certificates . . . . . . . . . . . . . . . . . . . . . . .12

Class I-A-1-L Regular Interest . . . . . . . . . . . . . . . . . . . .12

Class I-B-1 Certificates . . . . . . . . . . . . . . . . . . . . . . .12

Class I-B-1-L Regular Interest . . . . . . . . . . . . . . . . . . . .12

Class I-B-2 Certificates . . . . . . . . . . . . . . . . . . . . . . .12

Class I-B-2-L Regular Interest . . . . . . . . . . . . . . . . . . . .12

Class I-B-3 Certificates . . . . . . . . . . . . . . . . . . . . . . .12

Class I-B-3-L Regular Interest . . . . . . . . . . . . . . . . . . . .12

Class I-B-4 Certificates . . . . . . . . . . . . . . . . . . . . . . .12

Class I-B-4-L Regular Interest . . . . . . . . . . . . . . . . . . . .12

Class I-B-5 Certificates . . . . . . . . . . . . . . . . . . . . . . .12

Class I-B-5-L Regular Interest . . . . . . . . . . . . . . . . . . . .12

Class I-B-6 Certificates . . . . . . . . . . . . . . . . . . . . . . .12

Class I-B-6-L Regular Interest . . . . . . . . . . . . . . . . . . . .12

Class I-P Certificates . . . . . . . . . . . . . . . . . . . . . . . .12

Class I-P Fraction . . . . . . . . . . . . . . . . . . . . . . . . . .13

Class I-P-L Regular Interest . . . . . . . . . . . . . . . . . . . . .13

Class I-P Mortgage Loan. . . . . . . . . . . . . . . . . . . . . . . .13

Class I-X Certificates . . . . . . . . . . . . . . . . . . . . . . . .13

Class I-X-L Regular Interest . . . . . . . . . . . . . . . . . . . . .13

Class I-X Notional Amount. . . . . . . . . . . . . . . . . . . . . . .13


                                      -iii-
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Class II-A-1 Certificates. . . . . . . . . . . . . . . . . . . . . . .13

Class II-A-1-L Regular Interest. . . . . . . . . . . . . . . . . . . .13

Class II-A-2 Certificates. . . . . . . . . . . . . . . . . . . . . . .13

Class II-A-2-L Regular Interest. . . . . . . . . . . . . . . . . . . .13

Class II-A-3 Certificate Insurance Policy. . . . . . . . . . . . . . .13

Class II-A-3 Certificates. . . . . . . . . . . . . . . . . . . . . . .13

Class II-A-3-L Regular Interest. . . . . . . . . . . . . . . . . . . .13

Class II-A-4 Adjusted Percentage . . . . . . . . . . . . . . . . . . .14

Class II-A-4 Certificates. . . . . . . . . . . . . . . . . . . . . . .14

Class II-A-4-L Regular Interest. . . . . . . . . . . . . . . . . . . .14

Class II-A-4 Liquidation Amount. . . . . . . . . . . . . . . . . . . .14

Class II-A-4 Lockout Principal Distribution Amount . . . . . . . . . .14

Class II-A-4 Percentage. . . . . . . . . . . . . . . . . . . . . . . .14

Class II-A-4 Prepayment Percentage . . . . . . . . . . . . . . . . . .14

Class II-A-5 Certificates. . . . . . . . . . . . . . . . . . . . . . .14

Class II-A-5 Notional Amount . . . . . . . . . . . . . . . . . . . . .14

Class III-A-1 Certificates . . . . . . . . . . . . . . . . . . . . . .14

Class III-A-1-L Regular Interest . . . . . . . . . . . . . . . . . . .14

Class III-A-2 Certificates . . . . . . . . . . . . . . . . . . . . . .14

Class III-A-2 Notional Amount. . . . . . . . . . . . . . . . . . . . .15

Class III-A-3 Certificates . . . . . . . . . . . . . . . . . . . . . .15

Class III-A-3-L Regular Interest . . . . . . . . . . . . . . . . . . .15

Class III-A-4 Certificates . . . . . . . . . . . . . . . . . . . . . .15

Class III-A-4-L Regular Interest . . . . . . . . . . . . . . . . . . .15

Class III-A-5 Certificates . . . . . . . . . . . . . . . . . . . . . .15

Class III-A-5-L Regular Interest . . . . . . . . . . . . . . . . . . .15

Class III-A-5 Accretion Termination Date . . . . . . . . . . . . . . .15

Class III-A-5 Accrual Amount . . . . . . . . . . . . . . . . . . . . .15

Class III-A-6 Certificate Insurance Policy . . . . . . . . . . . . . .15

Class III-A-6 Certificates . . . . . . . . . . . . . . . . . . . . . .15

Class III-A-6-L Regular Interest . . . . . . . . . . . . . . . . . . .15


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Class III-A-7 Certificate Insurance Policy . . . . . . . . . . . . . .16

Class III-A-7 Certificates . . . . . . . . . . . . . . . . . . . . . .16

Class III-A-7-L Regular Interest . . . . . . . . . . . . . . . . . . .16

Class III-A-8 Adjusted Percentage. . . . . . . . . . . . . . . . . . .16

Class III-A-8 Certificates . . . . . . . . . . . . . . . . . . . . . .16

Class III-A-8-L Regular Interest . . . . . . . . . . . . . . . . . . .16

Class III-A-8 Liquidation Amount . . . . . . . . . . . . . . . . . . .16

Class III-A-8 Lockout Principal Distribution Amount. . . . . . . . . .16

Class III-A-8 Percentage . . . . . . . . . . . . . . . . . . . . . . .17

Class III-A-8 Prepayment Percentage. . . . . . . . . . . . . . . . . .17

Class III-P Certificates . . . . . . . . . . . . . . . . . . . . . . .17

Class III-P Fraction . . . . . . . . . . . . . . . . . . . . . . . . .17

Class III-P Mortgage Loan. . . . . . . . . . . . . . . . . . . . . . .17

Class III-P-L Regular Interest . . . . . . . . . . . . . . . . . . . .17

Class Notional Amount. . . . . . . . . . . . . . . . . . . . . . . . .17

Class Principal Balance. . . . . . . . . . . . . . . . . . . . . . . .17

Class R-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . .18

Class R-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . .18

Class R-2-L. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

Clearing Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . .18

Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18

Combined Bankruptcy Coverage . . . . . . . . . . . . . . . . . . . . .18

Combined Credit Support Depletion Date . . . . . . . . . . . . . . . .18

Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .19

Compensating Interest. . . . . . . . . . . . . . . . . . . . . . . . .19

Cooperative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20

Cooperative Apartment. . . . . . . . . . . . . . . . . . . . . . . . .20

Cooperative Lease. . . . . . . . . . . . . . . . . . . . . . . . . . .20

Cooperative Loans. . . . . . . . . . . . . . . . . . . . . . . . . . .20

Cooperative Stock. . . . . . . . . . . . . . . . . . . . . . . . . . .20


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Cooperative Stock Certificate. . . . . . . . . . . . . . . . . . . . .20

Corporate Trust Office . . . . . . . . . . . . . . . . . . . . . . . .20

Corresponding Class. . . . . . . . . . . . . . . . . . . . . . . . . .20

Curtailment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .21

Curtailment Shortfall. . . . . . . . . . . . . . . . . . . . . . . . .21

Custodial Account for P&I. . . . . . . . . . . . . . . . . . . . . . .21

Custodial Account for Reserves . . . . . . . . . . . . . . . . . . . .21

Custodial Agreement. . . . . . . . . . . . . . . . . . . . . . . . . .22

Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

DCR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

Deficiency Amount. . . . . . . . . . . . . . . . . . . . . . . . . . .22

Definitive Certificates. . . . . . . . . . . . . . . . . . . . . . . .23

Depositary Agreement . . . . . . . . . . . . . . . . . . . . . . . . .23

Destroyed Mortgage Note. . . . . . . . . . . . . . . . . . . . . . . .23

Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . .23

Disqualified Organization. . . . . . . . . . . . . . . . . . . . . . .23

Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . .23

DTC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

DTC Participant. . . . . . . . . . . . . . . . . . . . . . . . . . . .23

Due Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .23

Eligible Institution . . . . . . . . . . . . . . . . . . . . . . . . .23

Eligible Investments . . . . . . . . . . . . . . . . . . . . . . . . .24

ERISA. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . .25

Excess Liquidation Proceeds. . . . . . . . . . . . . . . . . . . . . .25

FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

FHA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

FHLB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

FHLMC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25


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Fraud Coverage Initial Amount. . . . . . . . . . . . . . . . . . . . .25

Fraud Loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25

Group C-B Certificates . . . . . . . . . . . . . . . . . . . . . . . .26

Group C-B-L Regular Interests. . . . . . . . . . . . . . . . . . . . .26

Group C-B Loan Group Component Balance . . . . . . . . . . . . . . . .26

Group C-B Percentage . . . . . . . . . . . . . . . . . . . . . . . . .26

Group C-B Subordinate Liquidation Amount . . . . . . . . . . . . . . .26

Group C-B Subordinate Principal Distribution Amount. . . . . . . . . .26

Group C-X Certificates . . . . . . . . . . . . . . . . . . . . . . . .27

Group C-X-L Regular Interests. . . . . . . . . . . . . . . . . . . . .27

Group I Certificates . . . . . . . . . . . . . . . . . . . . . . . . .27

Group I-B Certificates . . . . . . . . . . . . . . . . . . . . . . . .27

Group I-B-L Regular Interests. . . . . . . . . . . . . . . . . . . . .27

Group I-L Regular Interests. . . . . . . . . . . . . . . . . . . . . .27

Group I Bankruptcy Coverage. . . . . . . . . . . . . . . . . . . . . .27

Group I Credit Support Depletion Date. . . . . . . . . . . . . . . . .27

Group I Fraud Coverage . . . . . . . . . . . . . . . . . . . . . . . .28

Group I Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .28

Group I Premium Rate Mortgage Loans. . . . . . . . . . . . . . . . . .28

Group I Senior Certificates. . . . . . . . . . . . . . . . . . . . . .28

Group I-L Senior Regular Interests . . . . . . . . . . . . . . . . . .28

Group I Senior Liquidation Amount. . . . . . . . . . . . . . . . . . .28

Group I Senior Percentage. . . . . . . . . . . . . . . . . . . . . . .28

Group I Senior Prepayment Percentage . . . . . . . . . . . . . . . . .28

Group I Senior Principal Distribution Amount . . . . . . . . . . . . .30

Group I Special Hazard Coverage. . . . . . . . . . . . . . . . . . . .30

Group I Subordinate Liquidation Amount . . . . . . . . . . . . . . . .30

Group I Subordinate Percentage . . . . . . . . . . . . . . . . . . . .30

Group I Subordinate Prepayment Percentage. . . . . . . . . . . . . . .30

Group I Subordinate Principal Distribution Amount. . . . . . . . . . .31

Group I Subordinate Principal Prepayments Distribution Amount. . . . .31


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Group II Certificates. . . . . . . . . . . . . . . . . . . . . . . . .31

Group II-A Certificates. . . . . . . . . . . . . . . . . . . . . . . .31

Group II-A-L Regular Interests . . . . . . . . . . . . . . . . . . . .32

Group II-L Regular Interests . . . . . . . . . . . . . . . . . . . . .32

Group II Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .32

Group II Senior Liquidation Amount . . . . . . . . . . . . . . . . . .32

Group II Senior Percentage . . . . . . . . . . . . . . . . . . . . . .32

Group II Senior Prepayment Percentage or Group III
     Senior Prepayment Percentage. . . . . . . . . . . . . . . . . . .32

Group II Senior Principal Distribution Amount. . . . . . . . . . . . .34

Group II Subordinate Percentage. . . . . . . . . . . . . . . . . . . .34

Group II Subordinate Prepayment Percentage . . . . . . . . . . . . . .34

Group II Subordinate Principal Prepayments Distribution Amount . . . .34

Group III Certificates . . . . . . . . . . . . . . . . . . . . . . . .34

Group III-A Certificates . . . . . . . . . . . . . . . . . . . . . . .34

Group III-A-L Regular Interests. . . . . . . . . . . . . . . . . . . .34

Group III-L Regular Interests. . . . . . . . . . . . . . . . . . . . .34

Group III Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . .34

Group III Senior Liquidation Amount. . . . . . . . . . . . . . . . . .35

Group III Senior Percentage. . . . . . . . . . . . . . . . . . . . . .35

Group III Senior Principal Distribution Amount . . . . . . . . . . . .35

Group III Subordinate Percentage . . . . . . . . . . . . . . . . . . .35

Group III Subordinate Prepayment Percentage. . . . . . . . . . . . . .35

Group III Subordinate Principal Prepayments Distribution Amount. . . .35

Indirect DTC Participants. . . . . . . . . . . . . . . . . . . . . . .35

Insured Certificates . . . . . . . . . . . . . . . . . . . . . . . . .35

Insurance Agreement. . . . . . . . . . . . . . . . . . . . . . . . . .36

Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . .36

Interest Distribution Amount . . . . . . . . . . . . . . . . . . . . .36

Investment Account . . . . . . . . . . . . . . . . . . . . . . . . . .36

Investment Depository. . . . . . . . . . . . . . . . . . . . . . . . .36

Junior Subordinate Certificate . . . . . . . . . . . . . . . . . . . .36


                                     -viii-

                                  TABLE OF CONTENTS
                                    (CONTINUED)
                                                                      PAGE

Lender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

Liquidated Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .37

Liquidation Principal. . . . . . . . . . . . . . . . . . . . . . . . .37

Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . .37

Loan Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

Loan Group I . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

Loan Group II. . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

Loan Group III . . . . . . . . . . . . . . . . . . . . . . . . . . . .37

Loan-to-Value Ratio. . . . . . . . . . . . . . . . . . . . . . . . . .37

Master Servicer. . . . . . . . . . . . . . . . . . . . . . . . . . . .37

Master Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . .37

Monthly P&I Advance. . . . . . . . . . . . . . . . . . . . . . . . . .37

Monthly Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . .38

Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

Mortgaged Property . . . . . . . . . . . . . . . . . . . . . . . . . .38

Mortgage File. . . . . . . . . . . . . . . . . . . . . . . . . . . . .38

Mortgage Interest Rate . . . . . . . . . . . . . . . . . . . . . . . .40

Mortgage Loan Schedule . . . . . . . . . . . . . . . . . . . . . . . .40

Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

Mortgage Note. . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

Mortgage Pool. . . . . . . . . . . . . . . . . . . . . . . . . . . . .40

Mortgagor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

Nonrecoverable Advance . . . . . . . . . . . . . . . . . . . . . . . .41

Non-U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . . . . .41

OTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

Officer's Certificate. . . . . . . . . . . . . . . . . . . . . . . . .41

Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . .41

Original Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

Owner. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .41

Ownership Interest . . . . . . . . . . . . . . . . . . . . . . . . . .41

Pass-Through Entity. . . . . . . . . . . . . . . . . . . . . . . . . .41


                                      -ix-

                                  TABLE OF CONTENTS
                                    (CONTINUED)
                                                                      PAGE

Pass-Through Rate. . . . . . . . . . . . . . . . . . . . . . . . . . .41

Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42

Payoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42

Payoff Earnings. . . . . . . . . . . . . . . . . . . . . . . . . . . .42

Payoff Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . .42

Payoff Period. . . . . . . . . . . . . . . . . . . . . . . . . . . . .42

Percentage Interest. . . . . . . . . . . . . . . . . . . . . . . . . .42

Permitted Transferee . . . . . . . . . . . . . . . . . . . . . . . . .43

Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .43

Planned Principal Balance. . . . . . . . . . . . . . . . . . . . . . .43

Prepaid Monthly Payment. . . . . . . . . . . . . . . . . . . . . . . .44

Primary Insurance Policy . . . . . . . . . . . . . . . . . . . . . . .44

Principal Balance. . . . . . . . . . . . . . . . . . . . . . . . . . .44

Principal Payment. . . . . . . . . . . . . . . . . . . . . . . . . . .44

Principal Payment Amount . . . . . . . . . . . . . . . . . . . . . . .45

Principal Prepayment . . . . . . . . . . . . . . . . . . . . . . . . .45

Principal Prepayment Amount. . . . . . . . . . . . . . . . . . . . . .45

Prior Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . .45

Pro Rata Allocation. . . . . . . . . . . . . . . . . . . . . . . . . .45

Purchase Obligation. . . . . . . . . . . . . . . . . . . . . . . . . .46

Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

Qualified Insurer. . . . . . . . . . . . . . . . . . . . . . . . . . .46

Rating Agency. . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

Ratings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

Realized Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . .46

Record Date. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49

Regular Interest Group . . . . . . . . . . . . . . . . . . . . . . . .49

Regular Interest Group . . . . . . . . . . . . . . . . . . . . . . . .49

Regular Interests. . . . . . . . . . . . . . . . . . . . . . . . . . .49

REMIC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .49

REMIC Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . .50


                                       -x-

                                  TABLE OF CONTENTS
                                    (CONTINUED)
                                                                      PAGE

REMIC I. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .50

REMIC I Available Distribution Amount. . . . . . . . . . . . . . . . .50

REMIC I Distribution Amount. . . . . . . . . . . . . . . . . . . . . .51

REMIC I Regular Interest . . . . . . . . . . . . . . . . . . . . . . .65

REMIC I Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . .65

REMIC II . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .65

REMIC II Available Distribution Amount . . . . . . . . . . . . . . . .65

REMIC II Distribution Amount . . . . . . . . . . . . . . . . . . . . .66

REMIC II Trust Fund. . . . . . . . . . . . . . . . . . . . . . . . . .78

Remittance Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . .78

Residual Certificates. . . . . . . . . . . . . . . . . . . . . . . . .78

Residual Distribution Amount . . . . . . . . . . . . . . . . . . . . .78

Responsible Officer. . . . . . . . . . . . . . . . . . . . . . . . . .78

S&P  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .78

Securities Act . . . . . . . . . . . . . . . . . . . . . . . . . . . .78

Security Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .78

Selling and Servicing Contract . . . . . . . . . . . . . . . . . . . .78

Senior Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .79

Senior Subordinate Certificates. . . . . . . . . . . . . . . . . . . .79

Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .79

Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .79

Servicing Officer. . . . . . . . . . . . . . . . . . . . . . . . . . .79

Special Hazard Coverage Initial Amount . . . . . . . . . . . . . . . .79

Special Hazard Loss. . . . . . . . . . . . . . . . . . . . . . . . . .79

Step Down Percentage . . . . . . . . . . . . . . . . . . . . . . . . .80

Stripped Interest Rate . . . . . . . . . . . . . . . . . . . . . . . .80

Subordinate Certificates . . . . . . . . . . . . . . . . . . . . . . .80

Subordination Level. . . . . . . . . . . . . . . . . . . . . . . . . .80

Substitute Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .80

Targeted Principal Balance . . . . . . . . . . . . . . . . . . . . . .80

Tax Matters Person . . . . . . . . . . . . . . . . . . . . . . . . . .81


                                      -xi-

                                  TABLE OF CONTENTS
                                    (CONTINUED)
                                                                      PAGE

Termination Date . . . . . . . . . . . . . . . . . . . . . . . . . . .81

Termination Payment. . . . . . . . . . . . . . . . . . . . . . . . . .81

Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .81

Transferee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .81

Transferee Affidavit and Agreement . . . . . . . . . . . . . . . . . .81

Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .81

Uncollected Interest . . . . . . . . . . . . . . . . . . . . . . . . .81

Uncompensated Interest Shortfall . . . . . . . . . . . . . . . . . . .81

Underwriting Standards . . . . . . . . . . . . . . . . . . . . . . . .81

Uninsured Cause. . . . . . . . . . . . . . . . . . . . . . . . . . . .82

U.S. Person. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .82

VA   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .82

Withdrawal Date. . . . . . . . . . . . . . . . . . . . . . . . . . . .82

ARTICLE II     Conveyance of the Trust Funds; REMIC Election and
               Designations; Original Issuance of Certificates . . . .82

     Section 2.01.  Conveyance of REMIC I; REMIC Election and
                    Designations . . . . . . . . . . . . . . . . . . .82

     Section 2.02.  Acceptance by Trustee. . . . . . . . . . . . . . .87

     Section 2.03.  Representations and Warranties of the Company
                    Concerning the Mortgage Loans. . . . . . . . . . .88

     Section 2.04.  Acknowledgment of Transfer of REMIC I Trust Fund;
     Authentication of the Class R-1 Certificates. . . . . . . . . . .93

     Section 2.05.  Conveyance of REMIC II; REMIC Election
     and Designations. . . . . . . . . . . . . . . . . . . . . . . . .93

     Section 2.06.  Acceptance by Trustee; Authentication
     of Certificates . . . . . . . . . . . . . . . . . . . . . . . . .96

ARTICLE III    Administration and Servicing of Mortgage Loans. . . . .96

     Section 3.01.  The Company to Act as Master Servicer. . . . . . .97

     Section 3.02.  Custodial Accounts . . . . . . . . . . . . . . . .98

     Section 3.03.  The Investment Account; Eligible Investments . . .99

     Section 3.04.  The Certificate Account. . . . . . . . . . . . . 100

     Section 3.05.  Permitted Withdrawals from the Certificate
                    Account, the Investment Account and Custodial
                    Accounts for P&I and of Buydown Funds from
                    the Buydown Fund Accounts. . . . . . . . . . . . 100

     Section 3.06.  Maintenance of Primary Insurance Policies;
                    Collections Thereunder . . . . . . . . . . . . . 102


                                      -xii-

                                  TABLE OF CONTENTS
                                    (CONTINUED)
                                                                      PAGE

     Section 3.07.  Maintenance of Hazard Insurance. . . . . . . . . 102

     Section 3.08.  Enforcement of Due-on-Sale Clauses;
                    Assumption Agreements. . . . . . . . . . . . . . 103

     Section 3.09.  Realization Upon Defaulted Mortgage Loans. . . . 104

     Section 3.10.  Trustee to Cooperate; Release of Mortgage Files. 105

     Section 3.11.  Compensation to the Master Servicer and
                    the Servicers. . . . . . . . . . . . . . . . . . 106

     Section 3.12.  Reports to the Trustee; Certificate Account
                    Statement. . . . . . . . . . . . . . . . . . . . 106

     Section 3.13.  Annual Statement as to Compliance. . . . . . . . 107

     Section 3.14.  Access to Certain Documentation and Information
                    Regarding the Mortgage Loans . . . . . . . . . . 107

     Section 3.15.  Annual Independent Public Accountants'
                    Servicing Report . . . . . . . . . . . . . . . . 107

     Section 3.16.  Maintenance of Certificate Insurance Policies;
                    Collections Thereunder . . . . . . . . . . . . . 107

     Section 3.17.  [Reserved.]. . . . . . . . . . . . . . . . . . . 108

     Section 3.18.  [Reserved.]. . . . . . . . . . . . . . . . . . . 108

     Section 3.19.  [Reserved.]. . . . . . . . . . . . . . . . . . . 108

     Section 3.20.  Assumption or Termination of Selling and
                    Servicing Contracts by Trustee . . . . . . . . . 108

ARTICLE IV     Payments to Certificateholders; Payment of Expenses . 109

     Section 4.01.  Distributions to Holders of REMIC I Regular
                    Interests and Class R-1 Certificateholders . . . 109

     Section 4.02.  Advances by the Master Servicer;
                    Distribution Reports to the Trustee. . . . . . . 109

     Section 4.03.  Nonrecoverable Advances. . . . . . . . . . . . . 111

     Section 4.04.  Distributions to Certificateholders
                    (other than Class R-1 Certificateholders). . . . 111

     Section 4.05.  Statements to Certificateholders . . . . . . . . 112

ARTICLE V      The Certificates. . . . . . . . . . . . . . . . . . . 113

     Section 5.01.  The Certificates . . . . . . . . . . . . . . . . 113

     Section 5.02.  Certificates Issuable in Classes;
                    Distributions of Principal and Interest;
                    Authorized Denominations . . . . . . . . . . . . 119

     Section 5.03.  Registration of Transfer and Exchange of
                    Certificates . . . . . . . . . . . . . . . . . . 119

     Section 5.04.  Mutilated, Destroyed, Lost or Stolen
                    Certificates . . . . . . . . . . . . . . . . . . 120

     Section 5.05.  Persons Deemed Owners. . . . . . . . . . . . . . 120


                                     -xiii-

                                  TABLE OF CONTENTS
                                    (CONTINUED)
                                                                      PAGE

     Section 5.06.  Temporary Certificates . . . . . . . . . . . . . 120

     Section 5.07.  Book-Entry for Book-Entry Certificates . . . . . 121

     Section 5.08.  Notices to Clearing Agency . . . . . . . . . . . 122

     Section 5.09.  Definitive Certificates. . . . . . . . . . . . . 122

     Section 5.10.  Office for Transfer of Certificates. . . . . . . 122

ARTICLE VI     The Company and the Master Servicer . . . . . . . . . 122

     Section 6.01.  Liability of the Company and the Master
                    Servicer . . . . . . . . . . . . . . . . . . . . 123

     Section 6.02.  Merger or Consolidation of the Company, or the
                    Master Servicer. . . . . . . . . . . . . . . . . 123

     Section 6.03.  Limitation on Liability of the Company, the
                    Master Servicer and Others . . . . . . . . . . . 123

     Section 6.04.  The Company and the Master Servicer not to
                    Resign . . . . . . . . . . . . . . . . . . . . . 123

ARTICLE VII    Default . . . . . . . . . . . . . . . . . . . . . . . 124

     Section 7.01.  Events of Default. . . . . . . . . . . . . . . . 124

     Section 7.02.  Trustee to Act; Appointment of Successor . . . . 127

     Section 7.03.  Notification to Certificateholders . . . . . . . 127

ARTICLE VIII   Concerning the Trustee. . . . . . . . . . . . . . . . 127

     Section 8.01.  Duties of Trustee. . . . . . . . . . . . . . . . 127

     Section 8.02.  Certain Matters Affecting the Trustee. . . . . . 128

     Section 8.03.  Trustee Not Liable for Certificates or
                    Mortgage Loans . . . . . . . . . . . . . . . . . 129

     Section 8.04.  Trustee May Own Certificates . . . . . . . . . . 130

     Section 8.05.  The Master Servicer to Pay Trustee's Fees and
                    Expenses . . . . . . . . . . . . . . . . . . . . 130

     Section 8.06.  Eligibility Requirements for Trustee . . . . . . 130

     Section 8.07.  Resignation and Removal of Trustee . . . . . . . 130

     Section 8.08.  Successor Trustee. . . . . . . . . . . . . . . . 131

     Section 8.09.  Merger or Consolidation of Trustee . . . . . . . 131

     Section 8.10.  Appointment of Co-Trustee or Separate Trustee. . 132

     Section 8.11.  Authenticating Agents. . . . . . . . . . . . . . 133

     Section 8.12.  Paying Agents. . . . . . . . . . . . . . . . . . 133

ARTICLE IX     Termination . . . . . . . . . . . . . . . . . . . . . 134

     Section 9.01.  Termination Upon Repurchase by the Company or
                    Liquidation of All Mortgage Loans. . . . . . . . 134

     Section 9.02.  Additional Termination Requirements. . . . . . . 136


                                      -xiv-

                                  TABLE OF CONTENTS
                                    (CONTINUED)
                                                                      PAGE

     Section 9.03.  Trusts Irrevocable . . . . . . . . . . . . . . . 136

ARTICLE X      Miscellaneous Provisions. . . . . . . . . . . . . . . 137

     Section 10.01. Amendment. . . . . . . . . . . . . . . . . . . . 137

     Section 10.02. Recordation of Agreement . . . . . . . . . . . . 138

     Section 10.03. Limitation on Rights of Certificateholders . . . 138

     Section 10.04. Access to List of Certificateholders . . . . . . 139

     Section 10.05. Governing Law. . . . . . . . . . . . . . . . . . 139

     Section 10.06. Notices. . . . . . . . . . . . . . . . . . . . . 139

     Section 10.07. Severability of Provisions . . . . . . . . . . . 140

     Section 10.08. Counterpart Signatures . . . . . . . . . . . . . 140

     Section 10.09. Benefits of Agreement. . . . . . . . . . . . . . 140

     Section 10.10. Notices and Copies to Rating Agencies. . . . . . 140

Exhibit A      Form of Certificates
Exhibit B      Form of Class R-2 Certificates
Exhibit C      Form of Class R-1 Certificates
Exhibit D      Mortgage Loan Schedule
Exhibit E      Selling And Servicing Contract
Exhibit F      Form Of Transferor Certificate For Junior Subordinate
               Certificates
Exhibit G      Form Of Transferee's Agreement For Junior Subordinate
               Certificates
Exhibit H      Form Of Additional Matter Incorporated Into The Certificates
Exhibit I      Transferor Certificate
Exhibit J      Transferee Affidavit And Agreement
Exhibit K      Form of Certificate Insurance Policies
Exhibit L      Form Of Investment Letter
Exhibit M      Form of Trustee's Certification Pursuant to Section 2.02

     This Pooling and Servicing Agreement, dated and effective as of March 1, 1998 (this "Agreement"), is executed by and between PNC Mortgage Securities Corp., as Depositor and Master Servicer (the "Company") and U.S. Bank National Association, as Trustee (the "Trustee"). Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to such terms in
Article I hereof.

                               PRELIMINARY STATEMENT

     The Company at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee for inclusion in REMIC I. On the Closing Date, the Company will acquire the REMIC I Regular Interests and the Class R-1 Certificates from REMIC I as consideration for its transfer to REMIC I of the Mortgage Loans and certain other assets and will be the owner of the REMIC I Regular Interests and the Class R-1 Certificates. Thereafter on the Closing Date, the Company will acquire the Certificates (other than the Class R-1 Certificates) from REMIC II as consideration for its transfer to REMIC II of the REMIC I Regular Interests and will be the owner of the Certificates. The Company has duly authorized the execution and delivery of this Agreement to provide for (i) the conveyance to the Trustee of the Mortgage Loans and the issuance to the Company of the REMIC I Regular Interests and the Class R-1 Certificates representing in the aggregate the entire beneficial ownership of REMIC I and (ii) the conveyance to the Trustee by the Company of the REMIC I Regular Interests and the issuance of the Certificates (other than the Class R-1 Certificates) representing in the aggregate the entire beneficial interest of REMIC II. All covenants and agreements made by the Company and the Trustee herein with respect to the Mortgage Loans and the other property constituting the assets of REMIC I are for the benefit of the Holders from time to time of the REMIC I Regular Interests and the Class R-1 Certificates. All covenants and agreements made by the Company and the Trustee herein with respect to the REMIC I Regular Interests are for the benefit of the Holders from time to time of the Certificates (other than the Class R-1 Certificates). The Company is entering into this Agreement, and the Trustee is accepting the two separate trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     The Certificates issued hereunder, other than the Junior Subordinate Certificates, have been offered for sale pursuant to a Prospectus, dated November 24, 1997, and a Prospectus Supplement, dated March 25, 1998, of the Company (together, the "Prospectus"). The Junior Subordinate Certificates have been offered for sale pursuant to a Private Placement Memorandum, dated March 30, 1998. The REMIC I Trust Fund and REMIC II Trust Fund created hereunder are collectively intended to be the "Trust" described in the Prospectus and the Private Placement Memorandum and the Certificates are intended to be the "Certificates" described therein. The following tables set forth the designation, type of interest, initial Remittance Rate, initial Class Principal Balance, initial Class Notional Amount and last scheduled Distribution Date for the REMIC I Regular Interests and the Class R-1 Certificates and each Class of Certificates comprising the interests in REMIC II created hereunder:

                                       REMIC I


    Class Designation
     for each REMIC I
     Regular Interest                                      Initial Class
    and the Class R-1        Type of       Remittance        Principal           Last Scheduled
       Certificates          Interest        Rate(1)           Balance          Distribution Date*
    -----------------       ----------   --------------    --------------    ----------------------
     Class I-A-1-L          Regular       6.750%          $65,742,956.00          April 2013
     Class II-A-1-L         Regular       6.750%          148,236,920.00          April 2028
     Class II-A-2-L         Regular       6.750%           24,800,000.00          April 2028
     Class II-A-3-L         Regular       6.750%           16,100,000.00          April 2028
     Class II-A-4-L         Regular       6.750%           20,782,085.00          April 2028
     Class III-A-1-L        Regular       6.750%           40,789,000.00          April 2028
     Class III-A-3-L        Regular       7.000%          104,628,339.00          April 2028
     Class III-A-4-L        Regular       (4)               3,875,124.00          April 2028
     Class III-A-5-L        Regular       6.750% (2)        4,800,000.00          April 2028
     Class III-A-6-L        Regular       6.750%            4,000,000.00          April 2028
     Class III-A-7-L        Regular       6.750%           14,250,000.00          April 2028
     Class III-A-8-L        Regular       6.750%           19,893,962.00          April 2028
     Class I-X-L            Regular       6.750% (3)         ----------           April 2013
     Class C-X-1-L          Regular       6.750% (3)         ----------           April 2028
     Class C-X-2-L          Regular       6.750% (3)         ----------           April 2028
     Class C-X-3-L          Regular       6.750% (3)         ----------           April 2028
     Class I-P-L            Regular       (4)                 228,761.47          April 2013
     Class III-P-L          Regular       (4)                 365,967.72          April 2028
     Class I-B-1-L          Regular       6.750%            1,212,078.00          April 2013
     Class I-B-2-L          Regular       6.750%            1,350,602.00          April 2013
     Class I-B-3-L          Regular       6.750%              207,784.00          April 2013
     Class I-B-4-L          Regular       6.750%              207,784.00          April 2013
     Class I-B-5-L          Regular       6.750%              173,154.00          April 2013
     Class I-B-6-L          Regular       6.750%              138,527.20          April 2013
     Class C-B-1-L          Regular       6.750%            8,474,136.00          April 2028
     Class C-B-2-L          Regular       6.750%            7,203,016.00          April 2028
     Class C-B-3-L          Regular       6.750%            1,694,826.00          April 2028
     Class C-B-4-L          Regular       6.750%            1,482,973.00          April 2028
     Class C-B-5-L          Regular       6.750%            1,271,120.00          April 2028
     Class C-B-6-L          Regular       6.750%            1,059,272.40          April 2028
     Class R-2-L            Regular       6.750%                   50.00          April 2028
     Class R-1+             Residual      6.750%                   50.00          April 2028


* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable).
+ The Class R-1 Certificates are entitled to receive the applicable Residual Distribution Amount and the Excess Liquidation Proceeds.
(1) Interest distributed to the REMIC I Regular Interests and the Class R-1 Certificates (other than the Class P-L and Class III-A-4-L Regular Interests, which will not be entitled to receive any distributions of interest) on each Distribution Date will have accrued during the Prior Period at the applicable Remittance Rate.
(2) On each Distribution Date on or before the Class III-A-5 Accretion Termination Date, an amount equal to the Class III-A-5 Accrual Amount will be added to the Class III-A-5-L Principal Balance, and such amount will be distributed as principal to certain Classes of Group III-A-L Regular Interests as set forth herein.
(3)  The Class X-L Regular Interests will accrue interest on their related
     Class Notional Amount. The Class X-L Regular Interests will not be entitled to receive any distributions of principal.
(4) The Class P-L and Class III-A-4-L Regular Interests will not be entitled to receive any distributions of interest.

     As provided herein, with respect to REMIC I, the Company will cause an election to be made on behalf of REMIC I to be treated for federal income tax purposes as a REMIC. The REMIC I Regular Interests will be designated regular interests in REMIC I and the Class R-1 Certificates will be designated the sole class of residual interest in REMIC I, for purposes of the REMIC Provisions.


                                       REMIC II


    Class Designation
    for each REMIC II
     Regular Interest                                      Initial Class
    and the Class R-2        Type of       Remittance        Principal           Last Scheduled
       Certificates          Interest        Rate(1)           Balance          Distribution Date*
    -----------------       ----------   --------------    --------------    ----------------------
     Class I-A-1            Regular       6.750%          $65,742,956.00          April 2013
     Class II-A-1           Regular       6.700%          148,236,920.00          April 2028
     Class II-A-2           Regular       6.750%           24,800,000.00          April 2028
     Class II-A-3           Regular       6.750%           16,100,000.00          April 2028
     Class II-A-4           Regular       6.750%           20,782,085.00          April 2028
     Class II-A-5           Regular       6.750% (2)          ----------          April 2028
     Class III-A-1          Regular       6.400%           40,789,000.00          April 2028
     Class III-A-2          Regular       6.750% (3)          ----------          April 2028
     Class III-A-3          Regular       7.000%          104,628,339.00          April 2028
     Class III-A-4          Regular       (6)               3,875,124.00          April 2028
     Class III-A-5          Regular       6.750% (4)        4,800,000.00          April 2028
     Class III-A-6          Regular       6.750%            4,000,000.00          April 2028
     Class III-A-7          Regular       6.750%           14,250,000.00          April 2028
     Class III-A-8          Regular       6.750%           19,893,962.00          April 2028
     Class I-X              Regular       6.750% (5)          ----------          April 2013
     Class C-X-1            Regular       6.750% (5)          ----------          April 2028
     Class C-X-2            Regular       6.750% (5)          ----------          April 2028
     Class C-X-3            Regular       6.750% (5)          ----------          April 2028
     Class I-P              Regular       (6)                 228,761.47          April 2013
     Class III-P            Regular       (6)                 365,967.72          April 2028
     Class I-B-1            Regular       6.750%            1,212,078.00          April 2013
     Class I-B-2            Regular       6.750%            1,350,602.00          April 2013
     Class I-B-3            Regular       6.750%              207,784.00          April 2013
     Class I-B-4            Regular       6.750%              207,784.00          April 2013
     Class I-B-5            Regular       6.750%              173,154.00          April 2013
     Class I-B-6            Regular       6.750%              138,527.20          April 2013
     Class C-B-1            Regular       6.750%            8,474,136.00          April 2028
     Class C-B-2            Regular       6.750%            7,203,016.00          April 2028
     Class C-B-3            Regular       6.750%            1,694,826.00          April 2028
     Class C-B-4            Regular       6.750%            1,482,973.00          April 2028
     Class C-B-5            Regular       6.750%            1,271,120.00          April 2028
     Class C-B-6            Regular       6.750%            1,059,272.40          April 2028
     Class R-2+             Residual      6.750%                   50.00          April 2028


* The Distribution Date in the month after the maturity date for the latest maturing Mortgage Loan in the related Loan Group (or Loan Groups, as applicable).
+ The Class R-2 Certificates are entitled to receive the applicable Residual Distribution Amount.
(1) Interest distributed to the Certificates (other than the Class P and Class III-A-4 Certificates, which will not be entitled to receive any distributions of interest) on each Distribution Date will have accrued during the Prior Period at the applicable Remittance Rate.
(2) The Class II-A-5 Certificates will accrue interest on the Class II-A-5 Notional Amount.
(3) The Class III-A-2 Certificates will accrue interest on the Class III-A-2 Notional Amount.

(4) On each Distribution Date on or before the Class III-A-5 Accretion Termination Date, an amount equal to the Class III-A-5 Accrual Amount will be added to the Class III-A-5 Principal Balance, and such amount will be distributed as principal to certain Classes of Group III-A Certificates as set forth herein.
(5)  The Class X Certificates will accrue interest on their related
     Class Notional Amount. The Class X Certificates will not be entitled to receive any distributions of principal.
(6) The Class P and Class III-A-4 Certificates will not be entitled to receive any distributions of interest.


     As provided herein, with respect to REMIC II, the Company will cause an election to be made on behalf of REMIC II to be treated for federal income tax purposes as a REMIC. The Certificates (other than the Class R-1 and Class R-2 Certificates) will be designated regular interests in REMIC II and the Class R-2 Certificates will be designated the sole class of residual interest in REMIC II, for purposes of the REMIC Provisions. As of the Cut-Off Date, the Mortgage Loans have an aggregate Principal Balance of $492,968,487.79 and the Certificates have an Aggregate Certificate Principal Balance of $492,968,487.79.


                               W I T N E S S E T H :

     WHEREAS, the Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and has full corporate power and authority to enter into this Agreement and to undertake the obligations undertaken by it herein;

     WHEREAS, the Company is the owner of the Mortgage Loans identified in the Mortgage Loan Schedule hereto having unpaid Principal Balances on the Cut-Off Date as stated therein;

     WHEREAS, the Company has been duly authorized to (i) create a trust
("REMIC I") to hold the Mortgage Loans and certain other property and (ii) sell undivided beneficial ownership interests in REMIC I and in order to do so is selling the REMIC I Regular Interests and Class R-1 Certificates issued hereunder as hereinafter provided;

     WHEREAS, the Company has been duly authorized to (i) create a trust ("REMIC II") to hold the REMIC I Regular Interests and (ii) sell undivided beneficial ownership interests in REMIC II and in order to do so is selling the Certificates issued hereunder as hereinafter provided; and

     WHEREAS, the Trustee is a national banking association duly organized and existing under the laws of the United States and has full power and authority to enter into this Agreement.

     NOW, THEREFORE, in order to declare the terms and conditions upon which the Certificates are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Certificates by the Holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Certificates, as follows:

                                      ARTICLE I



     Section 1.01.  Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     ACCRETION DIRECTED CLASSES: With respect to the Group III Certificates, the Class III-A-3, Class III-A-4 and Class III-A-5 Certificates, as applicable, and the Corresponding Classes of the REMIC I Regular Interests.

     AGGREGATE CERTIFICATE PRINCIPAL BALANCE: At any given time, the sum of the then current Class Principal Balances of the Certificates.

     APPRAISED VALUE: The amount set forth in an appraisal made by or for the mortgage originator in connection with its origination of each Mortgage Loan.

     ASSIGNMENT OF PROPRIETARY LEASE: With respect to a Cooperative Loan, the assignment or mortgage of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

     AUTHENTICATING AGENT: Any authenticating agent appointed by the Trustee pursuant to Section 8.11.

     AUTHORIZED DENOMINATION: With respect to the Certificates (other than the Class II-A-2, Class II-A-3, Class II-A-5, Class III-A-2, Class III-A-6, Class III-A-7, Class X and Residual Certificates), an initial Certificate Principal Balance equal to $25,000 and integral multiples of $1 in excess thereof, except one Certificate of each Class of Class P Certificates may be issued in a different amount. With respect to the Class II-A-2, Class II-A-3, Class III-A-6 and Class III-A-7 Certificates, an initial Certificate Principal Balance equal to $1,000 and integral multiples of $1 in excess thereof. With respect to the Class X, Class II-A-5 and Class III-A-2 Certificates, a Class Notional Amount as of the Cut-Off Date equal to $100,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such Class may be issued in a different amount. With respect to each of the Residual Certificates, one Certificate with a Percentage Interest equal to 0.01% and one Certificate with a Percentage Interest equal to 99.99%.

     BALLOON LOAN: Any Mortgage Loan which, by its terms, does not fully amortize the principal balance thereof by its stated maturity.

     BANKRUPTCY COVERAGE: The Group I Bankruptcy Coverage and/or the Combined Bankruptcy Coverage, as applicable.

     BANKRUPTCY COVERAGE INITIAL AMOUNT: With respect to Loan Group I, $100,000 and with respect to Loan Group II and Loan Group III, $124,909.

     BANKRUPTCY LOSS: A loss on a Mortgage Loan arising out of (i) a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a case under the United States Bankruptcy Code, other than any such reduction that arises out of clause (ii) of this definition of "Bankruptcy Loss", including, without limitation, any such reduction that results in a permanent forgiveness of principal, or (ii) with respect to any Mortgage Loan, a valuation, by a court of competent jurisdiction in a case under such Bankruptcy Code, of the related Mortgaged Property in an amount less than the then outstanding Principal Balance of such Mortgage Loan.

     BENEFICIAL HOLDER: A Person holding a beneficial interest in any Book-Entry Certificate as or through a DTC Participant or an Indirect DTC Participant or a Person holding a beneficial interest in any Definitive Certificate.

     BOOK-ENTRY CERTIFICATES: The Class A Certificates (except the Class II-A-5, Class III-A-2 and Class III-A-4 Certificates), beneficial ownership and transfers of which shall be made through book entries as described in Section 5.07.

     BUSINESS DAY: Any day other than a Saturday, a Sunday, or a day on which the Certificate Insurer (with respect to matters hereunder affecting the Certificate Insurer) or banking institutions in Chicago, Illinois or New York, New York are authorized or obligated by law or executive order to be closed.

     BUYDOWN AGREEMENT: An agreement between a Person and a Mortgagor pursuant to which such Person has provided a Buydown Fund.

     BUYDOWN FUND: A fund provided by the originator of a Mortgage Loan or another Person with respect to a Buydown Loan which provides an amount sufficient to subsidize regularly scheduled principal and interest payments due on such Buydown Loan for a period. Buydown Funds may be (i) funded at the par values of future payment subsidies, or (ii) funded in an amount less than the par values of future payment subsidies, and determined by discounting such par values in accordance with interest accruing on such amounts, in which event they will be deposited in an account bearing interest. Buydown Funds may be held in a separate Buydown Fund Account or may be held in a Custodial Account for P&I or a Custodial Account for Reserves and monitored by a Servicer.

     BUYDOWN FUND ACCOUNT: A separate account or accounts created and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. Such account or accounts may be non-interest bearing or may bear interest. In the event that a Buydown Fund Account is established pursuant to clause (b) of the preceding sentence, amounts held in such Buydown Fund Account shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Buydown Fund Account may be established.

     BUYDOWN LOAN: A Mortgage Loan for which the Mortgage Interest Rate has been subsidized through a Buydown Fund provided at the time of origination of such Mortgage Loan.

     CERTIFICATE: Any one of the Group I, Group II, Group III, Group C-X, Group C-B or Residual Certificates, issued pursuant to this Agreement, executed by the Trustee and authenticated by or on behalf of the Trustee hereunder in substantially one of the forms set forth in Exhibit A, B and C hereto. The additional matter appearing in Exhibit H shall be deemed incorporated into Exhibits A and B as though set forth at the end of such Exhibits.

     CERTIFICATE ACCOUNT: The separate trust account created and maintained with the Trustee, the Investment Depository or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.04, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trustee on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account in respect of the Mortgage Loans in each of the Loan Groups and amounts withdrawn from the Certificate Account attributable to each of such Loan Groups shall be accounted for separately. Funds in the Certificate Account may be invested in Eligible Investments and reinvestment earnings thereon shall be paid to the Master Servicer as additional servicing compensation. Funds deposited in the Certificate Account (exclusive of the Master Servicing Fee) shall be held in trust for the Certificateholders and for the uses and purposes set forth in Section 3.04, Section 3.05, Section 4.01 and
Section 4.04.

     CERTIFICATEHOLDER OR HOLDER: With respect to the Certificates, the person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Percentage Interests necessary to effect any such consent has been obtained; provided, that the Trustee may conclusively rely upon an Officer's Certificate to determine whether any Person is an affiliate of the Company or the Master Servicer. For so long as no Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates, subject to Section 3.16; provided, that the Certificate Insurer shall have no power without the consent of the Owner of each Certificate affected thereby to: (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Insured Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Insured Certificates, (ii) reduce the percentage of Percentage Interests specified in
Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the REMIC I Trust Fund or the REMIC II Trust Fund, (iv) modify any provision in any way which would permit an earlier retirement of the Certificates, or (v) amend this definition of "Certificateholder" or "Holder". With respect to the REMIC I Regular Interests, the owner of the REMIC I Regular Interests, which as of the Closing Date and at all times thereafter, shall be the Trustee.

     CERTIFICATE GROUP: Any of the Group I, Group II, Group III, Group C-X and Group C-B Certificates.

     CERTIFICATE INSURANCE POLICIES: The Class II-A-3 Certificate Insurance Policy, the Class III-A-6 Certificate Insurance Policy and the Class III-A-7 Certificate Insurance Policy.

     CERTIFICATE INSURER: MBIA Insurance Corporation or its successors in interest.

     CERTIFICATE INSURER DEFAULT: The existence and continuance of any of the following: (a) a failure by the Certificate Insurer to make a payment required under the Class II-A-3 Certificate Insurance Policy, the Class III-A-6 Certificate Insurance Policy or the Class III-A-7 Certificate Insurance Policy in accordance with its terms; (b) the entry of a decree or order of a court or agency having jurisdiction in respect of the Certificate Insurer in an involuntary case under any present or future Federal or state bankruptcy, insolvency or similar law appointing a conservator or receiver or liquidator or other similar official of the Certificate Insurer or of any substantial part of its property, or the entering of an order for the winding up or liquidation of the affairs of the Certificate Insurer and the continuance of any such decree or order undischarged or unstayed and in force for a period of 90 consecutive days;
(c) the Certificate Insurer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Certificate Insurer or of or relating to all or substantially all of its property; or (d) the Certificate Insurer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     CERTIFICATE PRINCIPAL BALANCE: For each Certificate of any Class, the portion of the related Class Principal Balance, if any, represented by such Certificate.

     CERTIFICATE REGISTER AND CERTIFICATE REGISTRAR: The register maintained and the registrar appointed, respectively, pursuant to Section 5.03.

     CLASS: All REMIC I Regular Interests or the Class R-1 Certificates having the same priority and rights to payments on the Mortgage Loans from the REMIC I Available Distribution Amount and all Certificates (other than the Class R-1 Certificates) having the same priority and rights to payments on the REMIC I Regular Interests from the REMIC II Available Distribution Amount, as applicable, which Certificates or REMIC I Regular Interests, as applicable, shall be designated as a separate Class, and which, in the case of the Certificates, shall be set forth in the applicable forms of Certificates attached hereto as Exhibits A, B and C. Each Class of REMIC I Regular Interests and the Class R-1 Certificates shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC I Distribution Amount" only to the extent of the REMIC I Available Distribution Amount for such Distribution Date remaining after distributions in accordance with prior clauses of the definition of "REMIC I Distribution Amount", and each Class of Certificates (other than the Class R-1 Certificates) shall be entitled to receive the amounts allocated to such Class pursuant to the definition of "REMIC II Distribution Amount" only to the extent of the REMIC II Available Distribution Amount for such Distribution

Date remaining after distributions in accordance with prior clauses of the definition of "REMIC II Distribution Amount."

     CLASS A CERTIFICATES: The Class I-A-1, Group II-A and Group III-A Certificates.

     CLASS A-L REGULAR INTERESTS: The Class I-A-1-L, Group II-A-L and Group III-A-L Regular Interests.

     CLASS B CERTIFICATES: The Group I-B and Group C-B Certificates.

     CLASS B-L REGULAR INTERESTS: The Group I-B-L and Group C-B-L Regular Interests.

     CLASS C-B-1 CERTIFICATES: The Certificates designated as "Class C-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-1.

     CLASS C-B-1-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-B-2 CERTIFICATES: The Certificates designated as "Class C-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-2.

     CLASS C-B-2-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-B-3 CERTIFICATES: The Certificates designated as "Class C-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-3.

     CLASS C-B-3-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-B-4 CERTIFICATES: The Certificates designated as "Class C-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-4.

     CLASS C-B-4-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-B-5 CERTIFICATES: The Certificates designated as "Class C-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-5.

     CLASS C-B-5-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-B-6 CERTIFICATES: The Certificates designated as "Class C-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-C-B-6.

     CLASS C-B-6-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-X-1 CERTIFICATES: The Certificates designated as "Class C-X-1" on the face thereof in substantially the form attached hereto as Exhibit A-C-X-1.

     CLASS C-X-1-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-X-1 NOTIONAL AMOUNT: With respect to any Distribution Date, the sum of the Class C-X-1 Group II Notional Amount and the Class C-X-1 Group III Notional Amount.

     CLASS C-X-1 GROUP II NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class C-X-1 Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class C-X-1 Group II Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS C-X-1 GROUP III NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class C-X-1 Group III Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class C-X-1 Group III Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS C-X-1 GROUP II PREMIUM RATE MORTGAGE LOANS: The Group II Loans having Pass-Through Rates in excess of 6.750% per annum and Mortgage Interest Rates less than 8.000% per annum.

     CLASS C-X-1 GROUP III PREMIUM RATE MORTGAGE LOANS: The Group III Loans having Pass-Through Rates in excess of 6.750% per annum and Mortgage Interest Rates less than 8.000% per annum.

     CLASS C-X-2 CERTIFICATES: The Certificates designated as "Class C-X-2" on the face thereof in substantially the form attached hereto as Exhibit A-C-X-2.

     CLASS C-X-2-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-X-2 NOTIONAL AMOUNT: With respect to any Distribution Date, the sum of the Class C-X-2 Group II Notional Amount and the Class C-X-2 Group III Notional Amount.

     CLASS C-X-2 GROUP II NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class C-X-2 Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class C-X-2 Group II Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS C-X-2 GROUP III NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class C-X-2 Group III Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class C-X-2 Group III Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS C-X-2 GROUP II PREMIUM RATE MORTGAGE LOANS: The Group II Loans having Pass-Through Rates in excess of 6.750% per annum and Mortgage Interest Rates greater than or equal to 8.000% per annum but less than 8.500% per annum.

     CLASS C-X-2 GROUP III PREMIUM RATE MORTGAGE LOANS: The Group III Loans having Pass-Through Rates in excess of 6.750% per annum and Mortgage Interest Rates greater than or equal to 8.000% per annum per annum but less than 8.500% per annum.

     CLASS C-X-3 CERTIFICATES: The Certificates designated as "Class C-X-3" on the face thereof in substantially the form attached hereto as Exhibit A-C-X-3.

     CLASS C-X-3-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS C-X-3 NOTIONAL AMOUNT: With respect to any Distribution Date, the sum of the Class C-X-3 Group II Notional Amount and the Class C-X-3 Group III Notional Amount.

     CLASS C-X-3 GROUP II NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class C-X-3 Group II Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class C-X-3 Group II Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS C-X-3 GROUP III NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Class C-X-3 Group III Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Class C-X-3 Group III Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS C-X-3 GROUP II PREMIUM RATE MORTGAGE LOANS: The Group II Loans having Pass-Through Rates in excess of 6.750% per annum and Mortgage Interest Rates greater than or equal to 8.500% per annum.

     CLASS C-X-3 GROUP III PREMIUM RATE MORTGAGE LOANS: The Group III Loans having Pass-Through Rates in excess of 6.750% per annum and Mortgage Interest Rates greater than or equal to 8.500% per annum.

     CLASS P CERTIFICATES: The Class I-P and Class III-P Certificates.

     CLASS P-L REGULAR INTERESTS: The Class I-P-L and Class III-P-L Regular Interests.

     CLASS P FRACTION: Either of the Class I-P or Class III-P Fractions, as applicable.

     CLASS P MORTGAGE LOAN: Any of the Class I-P or Class III-P Mortgage Loans.

     CLASS X CERTIFICATES: The Class I-X and Group C-X Certificates.

     CLASS X-L REGULAR INTERESTS: The Class I-X-L and Group C-X-L Regular Interests.

     CLASS I-A-1 CERTIFICATES: The Certificates designated as "Class I-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-I-A-1.

     CLASS I-A-1-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-B-1 CERTIFICATES: The Certificates designated as "Class I-B-1" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-1.

     CLASS I-B-1-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-B-2 CERTIFICATES: The Certificates designated as "Class I-B-2" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-2.

     CLASS I-B-2-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-B-3 CERTIFICATES: The Certificates designated as "Class I-B-3" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-3.

     CLASS I-B-3-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-B-4 CERTIFICATES: The Certificates designated as "Class I-B-4" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-4.

     CLASS I-B-4-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-B-5 CERTIFICATES: The Certificates designated as "Class I-B-5" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-5.

     CLASS I-B-5-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-B-6 CERTIFICATES: The Certificates designated as "Class I-B-6" on the face thereof in substantially the form attached hereto as Exhibit A-I-B-6.

     CLASS I-B-6-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-P CERTIFICATES: The Certificates designated as "Class I-P" on the face thereof in substantially the form attached hereto as Exhibit A-I-P.

     CLASS I-P FRACTION: For each Class I-P Mortgage Loan, a fraction, the numerator of which is 6.750% less the Pass-Through Rate on such Class I-P Mortgage Loan and the denominator of which is 6.750%.

     CLASS I-P-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-P MORTGAGE LOAN: Any Group I Loan with a Pass-Through Rate of less than 6.750% per annum.

     CLASS I-X CERTIFICATES: The Certificates designated as "Class I-X" on the face thereof in substantially the form attached hereto as Exhibit A-I-X.

     CLASS I-X-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS I-X NOTIONAL AMOUNT: With respect to any Distribution Date, the product of (x) the aggregate scheduled principal balance, as of the second preceding Due Date after giving effect to payments scheduled to be received as of such Due Date, whether or not received, or with respect to the initial Distribution Date, as of the Cut-Off Date, of the Group I Premium Rate Mortgage Loans and (y) a fraction, the numerator of which is the weighted average of the Stripped Interest Rates for the Group I Premium Rate Mortgage Loans as of such Due Date and the denominator of which is 6.750%.

     CLASS II-A-1 CERTIFICATES: The Certificates designated as "Class II-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-1.

     CLASS II-A-1-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS II-A-2 CERTIFICATES: The Certificates designated as "Class II-A-2" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-2.

     CLASS II-A-2-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS II-A-3 CERTIFICATE INSURANCE POLICY: The Certificate Guaranty Insurance Policy No. 26059 issued by the Certificate Insurer in respect of the Class II-A-3 Certificates, a copy of which is attached hereto as Exhibit K.

     CLASS II-A-3 CERTIFICATES: The Certificates designated as "Class II-A-3" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-3.

     CLASS II-A-3-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS II-A-3 REIMBURSEMENT AMOUNT: The sum of (a) all amounts previously paid by the Certificate Insurer under the Class II-A-3 Certificate Insurance Policy which have not been previously reimbursed and (b) interest on the foregoing at the Late Payment Rate from the date such amount was paid by the Certificate Insurer until paid in full.

     CLASS II-A-4 ADJUSTED PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in April 2003, 0%, and for the April 2003 Distribution Date and any Distribution Date thereafter, the Class II-A-4 Percentage.

     CLASS II-A-4 CERTIFICATES: The Certificates designated as "Class II-A-4" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-4.

     CLASS II-A-4-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS II-A-4 LIQUIDATION AMOUNT: The aggregate, for each Group II Loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, of the lesser of (i) the Class II-A-4 Percentage of the Principal Balance of such Mortgage Loan and (ii) the Class II-A-4 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class II-A-4 Prepayment Percentage on the fifth anniversary of the first Distribution Date and each Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.


CLASS II-A-4 LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the sum of (i) the Class II-A-4 Adjusted Percentage of the Principal Payment Amount for Loan Group II, (ii) the Class II-A-4 Prepayment Percentage of the Principal Prepayment Amount for Loan Group II and (iii) the Class II-A-4 Liquidation Amount.

     CLASS II-A-4 PERCENTAGE: For any Distribution Date, the lesser of (a) 100% and (b) the Class II-A-4 Principal Balance divided by the aggregate Principal Balance of the Group II Loans, in each case immediately prior to such Distribution Date.

     CLASS II-A-4 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of the Class II-A-4 Percentage and the Step Down Percentage.

     CLASS II-A-5 CERTIFICATES: The Certificates designated as "Class II-A-5" on the face thereof in substantially the form attached hereto as Exhibit A-II-A-5.

     CLASS II-A-5 NOTIONAL AMOUNT: For any Distribution Date, the Class II-A-1 Principal Balance immediately prior to such Distribution Date divided by 135.

     CLASS III-A-1 CERTIFICATES: The Certificates designated as "Class III-A-1" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-1.

     CLASS III-A-1-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS III-A-2 CERTIFICATES: The Certificates designated as "Class III-A-2" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-2.

     CLASS III-A-2 NOTIONAL AMOUNT: For any Distribution Date, the Class III-A-1 Principal Balance immediately prior to such Distribution Date multiplied by 7/135.

     CLASS III-A-3 CERTIFICATES: The Certificates designated as "Class III-A-3" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-3.

     CLASS III-A-3-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS III-A-4 CERTIFICATES: The Certificates designated as "Class III-A-4" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-4.

     CLASS III-A-4-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS III-A-5 CERTIFICATES: The Certificates designated as "Class III-A-5" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-5.

     CLASS III-A-5-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS III-A-5 ACCRETION TERMINATION DATE: The earlier to occur of (i) the Distribution Date on which the aggregate Class Principal Balance of the Class III-A-3 and Class III-A-4 Certificates has been reduced to zero and (ii) the Combined Credit Support Depletion Date.

     CLASS III-A-5 ACCRUAL AMOUNT: On any Distribution Date, an amount equal to the amount allocable to the Class III-A-5 Certificates on such Distribution Date pursuant to the definition of "Interest Distribution Amount", without regard to the proviso at the end of the first sentence of such definition.
Notwithstanding the foregoing, for any Distribution Date after the Class III-A-5 Accretion Termination Date, the Class III-A-5 Accrual Amount shall be zero.

     CLASS III-A-6 CERTIFICATE INSURANCE POLICY: The Certificate Guaranty Insurance Policy No. 26060 issued by the Certificate Insurer in respect of the Class III-A-6 Certificates, a copy of which is attached hereto as Exhibit K.

     CLASS III-A-6 CERTIFICATES: The Certificates designated as "Class III-A-6" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-6.

     CLASS III-A-6-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS III-A-6 REIMBURSEMENT AMOUNT: The sum of (a) all amounts previously paid by the Certificate Insurer under the Class III-A-6 Certificate Insurance Policy which have not been previously reimbursed and (b) interest on the foregoing at the Late Payment Rate from the date such amount was paid by the Certificate Insurer until paid in full.

     CLASS III-A-7 CERTIFICATE INSURANCE POLICY: The Certificate Guaranty Insurance Policy No. 26061 issued by the Certificate Insurer in respect of the Class III-A-7 Certificates, a copy of which is attached hereto as Exhibit K.

     CLASS III-A-7 CERTIFICATES: The Certificates designated as "Class III-A-7" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-7.

     CLASS III-A-7-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS III-A-7 REIMBURSEMENT AMOUNT: The sum of (a) all amounts previously paid by the Certificate Insurer under the Class III-A-7 Certificate Insurance Policy which have not been previously reimbursed and (b) interest on the foregoing at the Late Payment Rate from the date such amount was paid by the Certificate Insurer until paid in full.

     CLASS III-A-8 ADJUSTED PERCENTAGE: For any Distribution Date occurring prior to the Distribution Date in April 2003, 0%, and for the April 2003 Distribution Date and any Distribution Date thereafter, the Class III-A-8 Percentage.

     CLASS III-A-8 CERTIFICATES: The Certificates designated as "Class III-A-8" on the face thereof in substantially the form attached hereto as Exhibit A-III-A-8.

     CLASS III-A-8-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS III-A-8 LIQUIDATION AMOUNT: The aggregate, for each Group III Loan which became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date, of the lesser of (i) the Class III-A-8 Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class III-P Fraction thereof, with respect to any Class III-P Mortgage Loan) and
(ii) the Class III-A-8 Percentage on any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, and the Class III-A-8 Prepayment Percentage on the fifth anniversary of the first Distribution Date and each Distribution Date thereafter, in each case, of the Liquidation Principal with respect to such Mortgage Loan.


CLASS III-A-8 LOCKOUT PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, the sum of (i) the Class III-A-8 Adjusted Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to (I) the Class III-P Certificates pursuant to clause
(I)(c)(i) of the definition of "REMIC II Distribution Amount" or (II) the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC I Distribution Amount", as applicable), (ii) the Class III-A-8 Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to (I) the Class III-P Certificates pursuant to clause (I)(c)(i) of the definition of "REMIC II Distribution Amount" or (II) the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC I Distribution Amount", as applicable) and (iii) the Class III-A-8 Liquidation Amount.

     CLASS III-A-8 PERCENTAGE: For any Distribution Date, the lesser of (a) 100% and (b) the Class III-A-8 Principal Balance divided by the aggregate Principal Balance of the Group III Loans (less the Class III-P Principal Balance), in each case immediately prior to such Distribution Date.

     CLASS III-A-8 PREPAYMENT PERCENTAGE: For any Distribution Date, the product of the Class III-A-8 Percentage and the Step Down Percentage.

     CLASS III-P CERTIFICATES: The Certificates designated as "Class III-P" on the face thereof in substantially the form attached hereto as Exhibit A-III-P.

     CLASS III-P FRACTION: For each Class III-P Mortgage Loan, a fraction, the numerator of which is 6.750% less the Pass-Through Rate on such Class III-P Mortgage Loan and the denominator of which is 6.750%.

     CLASS III-P MORTGAGE LOAN: Any Group III Loan with a Pass-Through Rate of less than 6.750% per annum.

     CLASS III-P-L REGULAR INTEREST: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLASS NOTIONAL AMOUNT: With respect to any of the Class II-A-5, Class III-A-2 and Class X Certificates and the Class X-L Regular Interests, the related notional amount for any such Class, as specified herein (i.e. the "Class Notional Amount" for the Class I-X Certificates and the Class I-X-L Regular Interests is the Class I-X Notional Amount).

     CLASS PRINCIPAL BALANCE: For any Class of Certificates and for any Class of Regular Interests, the applicable initial Class Principal Balance therefor set forth in the Preliminary Statement hereto, corresponding to the rights of such Class in payments of principal due to be passed through to Certificateholders or the Holders of the REMIC I Regular Interests from principal payments on the Mortgage Loans or the REMIC I Regular Interests, as applicable, as reduced from time to time by (x) distributions of principal to Certificateholders or the Holders of the REMIC I Regular Interests of such Class (including, with respect to the Accretion Directed Classes, the portions of the Class III-A-5 Accrual Amount distributed to such Classes of Certificates and Regular Interests) and (y) the portion of Realized Losses allocated to the Class Principal Balance of such Class pursuant to the definition of "Realized Loss" with respect to a given Distribution Date. For any Distribution Date, the reduction of the Class Principal Balance of any Class of Certificates and Regular Interests pursuant to the definition of "Realized Loss" shall be deemed effective prior to the determination and distribution of principal on such Class pursuant to the definition of "REMIC I Distribution Amount" and "REMIC II Distribution Amount". In addition to the foregoing, on each Distribution Date on or before the Class III-A-5 Accretion Termination Date, the Class III-A-5-L and Class III-A-5 Principal Balance will be increased by the Class III-A-5 Accrual Amount for such Distribution Date. Notwithstanding the foregoing, any amounts distributed in respect of losses pursuant to paragraphs (I)(a)(vi) or (I)(d)(ii) of the definitions of "REMIC I Distribution Amount" and "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Class P-L Regular Interests or the Class P Certificates, as applicable. The Class Principal Balance for the Class I-A-1 Certificates shall be referred to as the "Class I-A-1 Principal Balance", the Class Principal Balance for the Class I-A-1-L Regular Interests shall be referred to as the "Class I-A-1-L Principal Balance" and so on. The Class Principal Balance for the Class X, Class II-A-5 and Class III-A-2 Certificates and for the Class X-L Regular Interests shall be zero. Exclusively for the purpose of determining any subrogation rights of the Certificate Insurer arising under Section 3.16 hereof, "Class Principal Balance" of the Class II-A-3, Class III-A-6 and Class III-A-7 Certificates shall not be reduced by the amount of any payments made by the Certificate Insurer in respect of principal on such Certificates under the Certificate Insurance Policy, except to the extent such payments have been reimbursed to the Certificate Insurer pursuant to the provisions of this Agreement.

     CLASS R-1 CERTIFICATES: The Certificates designated as "Class R-1" on the face thereof in substantially the form attached hereto as Exhibit C, which have been designated as the single class of "residual interest" in REMIC I pursuant to Section 2.01.

     CLASS R-2 CERTIFICATES: The Certificates designated as "Class R-2" on the face thereof in substantially the form attached hereto as Exhibit B, which have been designated as the single class of "residual interest" in REMIC II pursuant to Section 2.05.

     CLASS R-2-L: The uncertificated partial undivided beneficial ownership interest in REMIC I which constitutes a REMIC I Regular Interest.

     CLEARING AGENCY: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

     CLOSING DATE: March 30, 1998, which is the date of settlement of the sale of the Certificates to the original purchasers thereof.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMBINED BANKRUPTCY COVERAGE: With respect to Loan Group II and Loan Group III, the Bankruptcy Coverage Initial Amount for such Loan Groups less (a) any scheduled or permissible reduction in the amount of Combined Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Group II, Group III, Group C-B and Group C-X Certificates or the Group II-L, Group III-L, Group C-B-L and Group C-X-L Regular Interests. The Combined Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy).

     COMBINED CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate of the Class Principal Balances of the Group C-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     COMBINED FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date and with respect to Loan Group II and Loan Group III, the Fraud Coverage Initial Amount for such Loan Groups reduced by Fraud Losses allocated to the Group II, Group III, Group C-B and Group C-X Certificates or the Group II-L, Group III-L, Group C-B-L and Group C-X-L Regular Interests, as applicable; during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Combined Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Group II, Group III, Group C-B and Group C-X Certificates or the Group II-L, Group III-L, Group C-B-L and Group C-X-L Regular Interests, as applicable, since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, the Combined Fraud Coverage shall be zero. On each anniversary of the Cut-Off Date, the Combined Fraud Coverage shall be reduced to the lesser of (i) on the first, second, third, and fourth anniversaries of the Cut-Off Date, 1.0% of the aggregate principal balance of the Mortgage Loans in Loan Group II and Loan Group III as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount for Loan Group II and Loan Group III over cumulative Fraud Losses allocated to the Group II, Group III, Group C-B and Group C-X Certificates or the Group II-L, Group III-L, Group C-B-L and Group C-X-L Regular Interests, as applicable, to date. The Combined Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Group II, Group III, Group C-B and Group C-X Certificates by the Rating Agencies (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policies).

     COMBINED SPECIAL HAZARD COVERAGE: With respect to Loan Group II and Loan Group III, the Special Hazard Coverage Initial Amount for such Loan Groups less Special Hazard Losses allocated to the Group II, Group III, Group C-X and Group C-B Certificates or the Group II-L, Group III-L, Group C-X-L and Group C-B-L Regular Interests, as applicable, and the amount of any scheduled reduction in the amount of Combined Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Combined Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans in the Loan Group II and

Loan Group III located in the single California zip code area containing the largest aggregate principal balance of the Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans in Loan Group II and Loan Group III and (c) twice the unpaid principal balance of the largest single Mortgage Loan in Loan Group II and Loan Group III, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Group II, Group III, Group C-X and Group C-B Certificates or the Group II-L, Group III-L, Group C-X-L and Group C-B-L Regular Interests, as applicable, since the Cut-Off Date. The Combined Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policies).

     COMPANY: PNC Mortgage Securities Corp., a Delaware corporation, or its successor-in-interest.

     COMPENSATING INTEREST: For any Distribution Date with respect to each Loan Group and the Mortgage Loans contained therein, the lesser of (i) the sum of (a) the aggregate Master Servicing Fee payable with respect to such Loan Group on such Distribution Date, (b) the aggregate Payoff Earnings with respect to such Loan Group and (c) the aggregate Payoff Interest with respect to such Loan Group and (ii) the aggregate Uncollected Interest with respect to such Loan Group.

     COOPERATIVE: A private, cooperative housing corporation organized under the laws of, and headquartered in, the States of New York or New Jersey which owns or leases land and all or part of a building or buildings located in such states, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

     COOPERATIVE APARTMENT: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     COOPERATIVE LEASE: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

     COOPERATIVE LOANS: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment or mortgage of the Cooperative Lease, (iv) financing statements and
(v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of REMIC I created hereunder.

     COOPERATIVE STOCK: With respect to a Cooperative Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     COOPERATIVE STOCK CERTIFICATE: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

     CORPORATE TRUST OFFICE: The corporate trust office of the Trustee in the State of Minnesota, at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 180 East 5th Street, SPFT0210, St. Paul, MN 55101, Attention: Structured Finance PNC 1998-3.

     CORRESPONDING CLASS: With respect to the Group I Certificates and the Group I-L Regular Interests, the "Corresponding Class" for the Class I-A-1-L, Class I-B-1-L, Class I-B-2-L, Class I-B-3-L, Class I-B-4-L, Class I-B-5-L, Class I-B-6-L, Class I-P-L and Class I-X-L Regular Interests shall be the Class I-A-1, Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class I-P and Class I-X Certificates, respectively, and vice-versa.

     With respect to the Group II Certificates, the Class R-2 Certificates and the Group II-L Regular Interests, the "Corresponding Class" for the Class II-A-1-L, Class II-A-2-L, Class II-A-3-L, Class II-A-4-L, and Class R-2-L Regular Interests shall be the Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4 and Class R-2 Certificates, respectively, and vice-versa.

     With respect to the Group III Certificates and the Group III-L Regular Interests, the "Corresponding Class" for the Class III-A-1-L, Class III-A-3-L, Class III-A-4-L, Class III-A-5-L, Class III-A-6-L, Class III-A-7-L, Class III-A-8-L and Class III-P-L Regular Interests shall be the Class III-A-1, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-A-8 and Class III-P Certificates, respectively, and vice-versa.

     With respect to the Group C-B Certificates and the Group C-B-L Regular Interests, the "Corresponding Class" for the Class C-B-1-L, Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L Regular Interests shall be the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, respectively, and vice-versa.

     With respect to the Group C-X Certificates and the Group C-X-L Regular Interests, the "Corresponding Class" for the Class C-X-1-L, Class C-X-2-L and Class C-X-3-L Regular Interests shall be the Class C-X-1, Class C-X-2 and Class C-X-3 Certificates, respectively, and vice-versa.

     CURTAILMENT: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Monthly Payment, a Prepaid Monthly Payment or a Payoff, which is applied to reduce the outstanding principal balance of the Mortgage Loan.

     CURTAILMENT SHORTFALL: With respect to any Curtailment applied with a Monthly Payment other than a Prepaid Monthly Payment, an amount equal to one month's interest on such Curtailment at the applicable Pass-Through Rate on such Mortgage Loan.

     CUSTODIAL ACCOUNT FOR P&I: The Custodial Account for principal and interest established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for P&I is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for P&I shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for P&I may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for P&I" shall promptly be withdrawn from such Custodial Account for P&I and be remitted to the Investment Account.

     CUSTODIAL ACCOUNT FOR RESERVES: The Custodial Account for Reserves established and maintained by each Servicer pursuant to its Selling and Servicing Contract and caused by the Master Servicer to be established and maintained pursuant to Section 3.02 (a) with the corporate trust department of the Trustee or another financial institution approved by the Master Servicer such that the rights of the Master Servicer, the Trustee and the Certificateholders thereto shall be fully protected against the claims of any creditors of the applicable Servicer and of any creditors or depositors of the institution in which such account is maintained, (b) within FDIC insured accounts (or other accounts with comparable insurance coverage acceptable to the Rating Agencies) created, maintained and monitored by a Servicer or (c) in a separate non-trust account without FDIC or other insurance in an Eligible Institution. In the event that a Custodial Account for Reserves is established pursuant to clause (b) of the preceding sentence, amounts held in such Custodial Account for Reserves shall not exceed the level of deposit insurance coverage on such account; accordingly, more than one Custodial Account for Reserves may be established. Any amount that is at any time not protected or insured in accordance with the first sentence of this definition of "Custodial Account for Reserves" shall promptly be withdrawn from such Custodial Account for Reserves and be remitted to the Investment Account.

     CUSTODIAL AGREEMENT: The agreement, if any, among the Master Servicer, the Trustee and a Custodian providing for the safekeeping of the Mortgage Files on behalf of the Certificateholders.

     CUSTODIAN: A custodian which is not an affiliate of the Master Servicer or the Company and which is appointed pursuant to a Custodial Agreement. Any Custodian so appointed shall act as agent on behalf of the Trustee, and shall be compensated by the Trustee at no additional charge to the Master Servicer. The Trustee shall remain at all times responsible under the terms of this Agreement, notwithstanding the fact that certain duties have been assigned to a Custodian.

     CUT-OFF DATE: March 1, 1998.

     DCR: Duff & Phelps Credit Rating Co., provided that at any time it be a Rating Agency.

     DEFICIENCY AMOUNT: With respect to any Distribution Date, (I) with respect to the Class II-A-3 Certificates and the Class II-A-3 Certificate Insurance Policy, the sum of (i) the amount, if any, by which the Interest Distribution Amount available to be paid to the Class II-A-3 Certificates, pursuant to the priority of payment set forth in the definition of "REMIC II Distribution Amount", is less than (A) the product of (1) 1/12 of the Class II-A-3 Remittance Rate and (2) the Class II-A-3 Principal Balance as of such Distribution Date, minus (B) the sum of (1) Uncompensated Interest Shortfall allocable to the Class II-A-3 Certificates and (2) any interest shortfalls related to the Relief Act allocable to the Class II-A-3 Certificates, (ii) the principal portion of any Realized Losses allocable to the Class II-A-3 Certificates on such Distribution Date and (iii) to the extent unpaid on the Last Scheduled Distribution Date, after payment of all other amounts due to the Class II-A-3 Certificates, any remaining Class II-A-3 Principal Balance; (II) with respect to the Class III-A-6 Certificates and the Class III-A-6 Certificate Insurance Policy, the sum of (i) the amount, if any, by which the Interest Distribution Amount available to be paid to the Class III-A-6 Certificates, pursuant to the priority of payment set forth in the definition of "REMIC II Distribution Amount", is less than (A) the product of (1) 1/12 of the Class III-A-6 Remittance Rate and (2) the Class III-A-6 Principal Balance as of such Distribution Date, minus (B) the sum of (1) Uncompensated Interest Shortfall allocable to the Class III-A-6 Certificates and
(2) any interest shortfalls related to the Relief Act allocable to the Class II-A-6 Certificates, (ii) the principal portion of any Realized Losses allocated to the Class II-A-6 Certificates on such Distribution Date and (iii) to the extent unpaid on the Last Scheduled Distribution Date, after payment of all other amounts due to the Class III-A-6 Certificates, any remaining Class III-A-6 Principal Balance; and (III) with respect to the Class III-A-7 Certificates and the Class III-A-7 Certificate Insurance Policy, the sum of (i) the amount, if any, by which the Interest Distribution Amount available to be paid to the Class III-A-7 Certificates, pursuant to the priority of payment set forth in the definition of "REMIC II Distribution Amount", is less than (A) the product of
(1) 1/12 of the Class III-A-7 Remittance Rate and (2) the Class III-A-7 Principal Balance as of such Distribution Date, minus (B) the sum of (1) Uncompensated Interest Shortfall allocable to the Class III-A-7 Certificates and
(2) any interest shortfalls related to the Relief Act allocable to the Class III-A-7 Certificates, (ii) the principal portion of any Realized Losses allocated to the Class II-A-7 Certificates on such Distribution Date and (iii) to the extent unpaid on the Last Scheduled Distribution Date, after payment of all other amounts due to the Class III-A-7 Certificates, any remaining Class III-A-7 Principal Balance.

     DEFINITIVE CERTIFICATES: Certificates in definitive, fully registered and certificated form.

     DEPOSITARY AGREEMENT: The Letter of Representations, dated March 27, 1998 by and among DTC, the Company and the Trustee.

     DESTROYED MORTGAGE NOTE: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     DETERMINATION DATE: A day not later than the 10th day preceding a related Distribution Date.

     DISQUALIFIED ORGANIZATION: Any Person which is not a Permitted Transferee, but does not include any Pass-Through Entity which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary.

     DISTRIBUTION DATE: With respect to distributions on the REMIC I Regular Interests and the Certificates, the 25th day (or, if such 25th day is not a Business Day, the Business Day immediately succeeding such 25th day) of each month, with the first such date being April 27, 1998.

     DTC: The Depository Trust Company.

     DTC PARTICIPANT: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

     DUE DATE: The first day of each calendar month, which is the day on which the Monthly Payment for each Mortgage Loan is due.

     ELIGIBLE INSTITUTION: An institution having (i) the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies, (ii) with respect to any Custodial Account for P&I and special Custodial Account for Reserves, an unsecured long-term debt rating of at least one of the two highest unsecured long-term debt ratings of the Rating Agencies,
(iii) with respect to any Buydown Fund Account or Custodial Account which also serves as a Buydown Fund Account, the highest unsecured long-term debt rating by the Rating Agencies, or (iv) the approval of the Rating Agencies. Such institution may be the Servicer if the applicable Selling and Servicing Contract requires the Servicer to provide the Master Servicer with written notice on the Business Day following the date on which the Servicer determines that such Servicer's short-term debt and unsecured long-term debt ratings fail to meet the requirements of the prior sentence.

     ELIGIBLE INVESTMENTS: Any one or more of the obligations or securities listed below in which funds deposited in the Investment Account, the Certificate Account, the Custodial Account for P&I and the Custodial Account for Reserves may be invested:

          (i) Obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (ii) Repurchase agreements on obligations described in clause (i) of this definition of "Eligible Investments", provided that the unsecured obligations of the party agreeing to repurchase such obligations have at the time the highest short term debt rating of the Rating Agencies and provided that such repurchaser's unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iii) Federal funds, certificates of deposit, time deposits and bankers' acceptances of any U.S. bank or trust company incorporated under the laws of the United States or any state, provided that the debt obligations of such bank or trust company at the date of acquisition thereof have the highest short term debt rating of the Rating Agencies and unsecured long term debt has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (iv) Obligations of, or obligations guaranteed by, any state of the United States or the District of Columbia, provided that such obligations at the date of acquisition thereof shall have the highest long-term debt ratings available for such securities from the Rating Agencies;

          (v) Commercial paper of any corporation incorporated under the laws of the United States or any state thereof, which on the date of acquisition has the highest commercial paper rating of the Rating Agencies, provided that the corporation has unsecured long term debt that has one of the two highest unsecured long term debt ratings of the Rating Agencies;

          (vi) Securities (other than stripped bonds or stripped coupons) bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States or any state thereof and have the highest long-term unsecured rating available for such securities from the Rating Agencies; provided, however, that securities issued by any such corporation will not be investments to the extent that investment therein would cause the outstanding principal amount of securities issued by such corporation that are then held as part of the Investment Account or the Certificate Account to exceed 20% of the aggregate principal amount of all Eligible Investments then held in the Investment Account and the Certificate Account;

          (vii) Units of taxable money market funds (which may be 12b-1 funds, as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940), which funds have the highest rating available for such securities from the Rating Agencies or which have been designated in writing by the Rating Agencies as Eligible Investments; and

          (viii) Such other instruments as shall not affect the Ratings (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policies);

PROVIDED, HOWEVER, that such obligation or security is held for a temporary period pursuant to Section 1.860G-2(g)(1) of the Treasury Regulations, and that such period can in no event exceed thirteen months.

     In no event shall an instrument be an Eligible Investment if such instrument (a) evidences a right to receive only interest payments with respect to the obligations underlying such instrument or (b) has been purchased at a price greater than the outstanding principal balance of such instrument.

     ERISA: The Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: Any event of default as specified in Section 7.01.

     EXCESS LIQUIDATION PROCEEDS: With respect to any Distribution Date, the excess, if any, of aggregate Liquidation Proceeds received during the Prior Period over the amount that would have been received if Payoffs had been made with respect to such Mortgage Loans on the date such Liquidation Proceeds were received.

     FDIC: Federal Deposit Insurance Corporation, or any successor thereto.

     FHA: Federal Housing Administration, or any successor thereto.

     FHLB: Federal Home Loan Bank of San Francisco, or any successor thereto.

     FHLMC: Federal Home Loan Mortgage Corporation, or any successor thereto.

     FNMA: Federal National Mortgage Association, or any successor thereto.

     FRAUD COVERAGE INITIAL AMOUNT: With respect to Loan Group I, $692,616 and with respect to Loan Group II and Loan Group III, $8,474,136.

     FRAUD LOSS: The occurrence of a loss on a Mortgage Loan arising from any action, event or state of facts with respect to such Mortgage Loan which, because it involved or arose out of any dishonest, fraudulent, criminal, negligent or knowingly wrongful act, error or omission by the Mortgagor, originator (or assignee thereof) of such Mortgage Loan, Lender, a Servicer or the Master Servicer, would result in an exclusion from, denial of, or defense to coverage which otherwise would be provided by a Primary Insurance Policy previously issued with respect to such Mortgage Loan.

     GROUP C-B CERTIFICATES: The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

     GROUP C-B-L REGULAR INTERESTS: The Class C-B-1-L, Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L Regular Interests.

     GROUP C-B LOAN GROUP COMPONENT BALANCE: With respect to either Loan Group II or Loan Group III at any time, the outstanding aggregate Principal Balance of the Mortgage Loans in the applicable Loan Group minus the then outstanding Class Principal Balance of the Group II or Group III Certificates, as applicable.

     GROUP C-B PERCENTAGE: At any time, the aggregate Class Principal Balance of the Group C-B Certificates divided by the then outstanding aggregate Principal Balance of the Group II Loans and the Group III Loans.

     GROUP C-B SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Group II Loans and Group III Loans which became Liquidated Mortgage Loans during the Prior Period, over the sum of the Group II Senior Liquidation Amount and the Group III Senior Liquidation Amount for such Distribution Date.

     GROUP C-B SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (i) the Group II Subordinate Percentage of the Principal Payment Amount for Loan Group II, (ii) the Group III Subordinate Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to (I) the Class III-P Certificates pursuant to clause (I)(c)(i) of the definition of "REMIC II Distribution Amount" or (II) the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC I Distribution Amount", as applicable), (iii) the Group II Subordinate Principal Prepayments Distribution Amount, (iv) the Group III Subordinate Principal Prepayments Distribution Amount and (v) the Group C-B Subordinate Liquidation Amount over (B) the sum of (x) the amounts required to be distributed to (I) the Class III-P Certificates pursuant to clauses (I)(d)(i) and (I)(d)(ii) of the definition of "REMIC II Distribution Amount" on such Distribution Date or (II) the Class III-P-L Regular Interests pursuant to clauses (I)(d)(i) and (I)(d)(ii) of the definition of "REMIC I Distribution Amount" on such Distribution Date, as applicable, (y) in the event that the aggregate Class Principal Balance of either of the Group II-A or Group III-A Certificates or either of the Group II-A-L or Group III-A-L Regular Interests has been reduced to zero, principal paid from the REMIC II Available Distribution Amount or the REMIC I Available Distribution Amount, as applicable, of the Loan Group and Regular Interest Group related to the Class A Certificates and Class A Regular Interests, respectively, whose Class Principal Balance has been reduced to zero to the remaining Class A Certificates and Class A Regular Interests as set forth in clause (X) of the last sentence of paragraph (I)(d) of the definition of "REMIC II Distribution Amount" and "REMIC I Distribution Amount", as applicable, and (z) the amounts in respect of principal paid from the REMIC II Available Distribution Amount or REMIC I Available Distribution Amount, as applicable, of an Overcollateralized Group to an Undercollateralized Group pursuant to clause (Y) of the last sentence of paragraph (I)(d) of the definition of "REMIC II Distribution Amount" and "REMIC I Distribution Amount", as applicable. Any reduction in the Group C-B Subordinate Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, the amount calculated pursuant to clause (A)(i) and clause (A)(ii) of this definition, pro rata, (ii) second, the amount calculated pursuant to clause
(A)(v) of this definition and (iii) third, the amount calculated pursuant to clause (A)(iii) and clause (A)(iv) of this definition, pro rata. On any Distribution Date, the Group C-B Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Group C-B-L Regular Interests and the Group C-B Certificates and paid in the order of distribution to such Classes pursuant to clause (I)(d) of the definition of "REMIC I Distribution Amount" and clause (I)(d) of the definition of "REMIC II Distribution Amount", as applicable, except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group C-B-L Regular Interests or Group C-B Certificates, as applicable, is less than such percentage as of the Closing Date, the pro rata portion of the Group C-B Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group C-B-L Regular Interests and Group C-B Certificates, as applicable, for which the Subordination Level is less than such percentage as of the Closing Date, and to the Classes of Group C-B-L Regular Interests and Group C-B Certificates, as applicable, senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group C-B-L Regular Interests shall be as follows: Class C-B-1-L,

Class C-B-2-L, Class C-B-3-L, Class C-B-4-L, Class C-B-5-L and Class C-B-6-L, and likewise for the Group C-B Certificates.

     GROUP C-X CERTIFICATES: The Class C-X-1, Class C-X-2 and Class C-X-3 Certificates.

     GROUP C-X-L REGULAR INTERESTS: The Class C-X-1-L, Class C-X-2-L and Class C-X-3-L Regular Interests.

     GROUP I CERTIFICATES: The Class I-A-1, Class I-P, Class I-X and Group I-B Certificates.

     GROUP I-B CERTIFICATES: The Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates.

     GROUP I-B-L REGULAR INTERESTS: The Class I-B-1-L, Class I-B-2-L, Class I-B-3-L, Class I-B-4-L, Class I-B-5-L and Class I-B-6-L Regular Interests.

     GROUP I-L REGULAR INTERESTS: The Class I-A-1-L, Class I-P-L, Class I-X-L and Group I-B-L Regular Interests.

     GROUP I BANKRUPTCY COVERAGE: With respect to Loan Group I, the Bankruptcy Coverage Initial Amount for such Loan Group less (a) any scheduled or permissible reduction in the amount of the Group I Bankruptcy Coverage pursuant to this definition and (b) Bankruptcy Losses allocated to the Group I Certificates or the Group I-L Regular Interests, as applicable. The Group I Bankruptcy Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     GROUP I CREDIT SUPPORT DEPLETION DATE: The first Distribution Date on which the aggregate Class Principal Balance of the Group I-B Certificates has been or will be reduced to zero as a result of principal distributions thereon and the allocation of Realized Losses on such Distribution Date.

     GROUP I FRAUD COVERAGE: During the period prior to the first anniversary of the Cut-Off Date and with respect to Loan Group I, the Fraud Coverage Initial Amount for such Loan Group reduced by Fraud Losses allocated to the Group I Certificates or the Group I-L Regular Interests, as applicable, and during the period from the first anniversary of the Cut-Off Date to (but not including) the fifth anniversary of the Cut-Off Date, the amount of the Group I Fraud Coverage on the most recent previous anniversary of the Cut-Off Date (calculated in accordance with the second sentence of this definition) reduced by Fraud Losses allocated to the Group I Certificates or the Group I-L Regular Interests, as applicable, since such anniversary; and during the period on and after the fifth anniversary of the Cut-Off Date, the Group I Fraud Coverage shall be zero. On each anniversary of the Cut-Off Date, the Group I Fraud Coverage shall be reduced to the lesser of (i) on the first anniversary of the Cut-Off Date, 1.0%, and on the second, third and fourth anniversaries of the Cut-Off Date, 0.50%, of the aggregate principal balance of the Group I Loans as of the Due Date in the preceding month and (ii) the excess of the Fraud Coverage Initial Amount for Loan Group I over cumulative Fraud Losses allocated to the Group I Certificates or the Group I-L Regular Interests, as applicable, to date. The Group I Fraud Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Group I Certificates by the Rating Agencies.

     GROUP I LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group I Loans.

     GROUP I PREMIUM RATE MORTGAGE LOANS: The Group I Loans having Pass-Through Rates in excess of 6.750% per annum.

     GROUP I SENIOR CERTIFICATES: The Class I-A-1, Class I-X and Class I-P Certificates.

     GROUP I-L SENIOR REGULAR INTERESTS: The Class I-A-1-L, Class I-X-L and Class I-P-L Regular Interests.

     GROUP I SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group I Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group I Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class I-P Fraction thereof, with respect to any Class I-P Mortgage Loan), and (ii) the Group I Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP I SENIOR PERCENTAGE: With respect to any Distribution Date, the Class I-A-1 Principal Balance divided by the aggregate Class Principal Balance of the Group I Certificates (less the Class I-P Principal Balance), in each case immediately prior to the Distribution Date.

     GROUP I SENIOR PREPAYMENT PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, 100%; (ii) on any other Distribution Date on which the Group I Senior Percentage for such Distribution Date exceeds the Group I Senior Percentage as of the Closing Date, 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, 100%, unless:

     (a) the mean aggregate Principal Balance of Group I Loans which are 60 or more days delinquent (including loans in foreclosure and property held by REMIC I) for each of the immediately preceding six calendar months is less than or equal to 50% of the aggregate Class Principal Balances of the Group I-B Certificates as of such Distribution Date, and

     (b) cumulative Realized Losses on the Group I Loans allocated to the Group I-B Certificates are less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the sum of the Class Principal Balances of the Group I-B Certificates as of the Cut-Off Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 70% of the Group I Subordinate Percentage for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 60% of the Group I Subordinate Percentage for such Distribution Date; (3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 40% of the Group I Subordinate Percentage for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group I Senior Percentage for such Distribution Date plus 20% of the Group I Subordinate Percentage for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group I Senior Percentage for such Distribution Date.

     If on any Distribution Date the allocation to the Group I Senior Certificates (other than the Class I-P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Certificates below zero, the Group I Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class I-P-L Regular Interests and the Class I-P Certificates will receive the Class I-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class I-P Mortgage Loan.

     GROUP I SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group I Senior Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to (i) the Class I-P Certificates pursuant to clauses
(I)(a)(i) and (II)(a)(i) of the definition of "REMIC II Distribution Amount" or
(ii) the Class I-P-L Regular Interests pursuant to clauses (I)(a)(i) and
(II)(a)(i) of the definition of "REMIC I Distribution Amount", as applicable),
(b) the Group I Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to (i) the Class I-P Certificates pursuant to clauses (I)(a)(i) and (II)(a)(i) of the definition of "REMIC II Distribution Amount" or (ii) the Class I-P-L

Regular Interests pursuant to clauses (I)(a)(i) and (II)(a)(i) of the definition of "REMIC I Distribution Amount", as applicable) and (c) the Group I Senior Liquidation Amount.

     GROUP I SPECIAL HAZARD COVERAGE: With respect to Loan Group I, the Special Hazard Coverage Initial Amount for such Loan Group less Special Hazard Losses allocated to the Group I Certificates or the Group I-L Regular Interests, as applicable, and the amount of any scheduled reduction in the amount of Group I Special Hazard Coverage as follows: on each anniversary of the Cut-Off Date, the Group I Special Hazard Coverage shall be reduced, but not increased, to an amount equal to the lesser of (1) the greatest of (a) the aggregate principal balance of the Mortgage Loans in Loan Group I located in the single California zip code area containing the largest aggregate principal balance of such Mortgage Loans, (b) 1% of the aggregate unpaid principal balance of the Mortgage Loans in Loan Group I and (c) twice the unpaid principal balance of the largest single Mortgage Loan in Loan Group I, in each case calculated as of the Due Date in the immediately preceding month, and (2) the Special Hazard Coverage Initial Amount as reduced by the Special Hazard Losses allocated to the Group I Certificates or the Group I-L Regular Interests, as applicable, since the Cut-Off Date. The Group I Special Hazard Coverage may be reduced upon written confirmation from the Rating Agencies that such reduction will not adversely affect the then current ratings assigned to the Certificates by the Rating Agencies.

     GROUP I SUBORDINATE LIQUIDATION AMOUNT: The excess, if any, of the aggregate of Liquidation Principal for all Group I Loans which became Liquidated Mortgage Loans during the Prior Period, over the related Group I Senior Liquidation Amount for such Distribution Date.

     GROUP I SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group I Senior Percentage for such date.

     GROUP I SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group I, the excess of 100% over the Group I Senior Prepayment Percentage for such Distribution Date; provided, however, that if the Class I-A-1 Principal Balance has been reduced to zero, then the Group I Subordinate Prepayment Percentage shall equal 100%.

     GROUP I SUBORDINATE PRINCIPAL DISTRIBUTION AMOUNT: On any Distribution Date, the excess of (A) the sum of (i) the Group I Subordinate Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to (I) the Class I-P Certificates pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount" or (II) the Class I-P-L Regular Interests pursuant to clause (I)(a)(i) of the definition of "REMIC I Distribution Amount", as applicable), (ii) the Group I Subordinate Principal Prepayments Distribution Amount and (iii) the Group I Subordinate Liquidation Amount over (B) the amounts required to be distributed to (I) the Class I-P Certificates pursuant to clauses (I)(a)(v) and (I)(a)(vi) of the definition of "REMIC II Distribution Amount" on such Distribution Date or
(II) the Class I-P-L Regular Interests pursuant to clauses (I)(a)(v) and
(I)(a)(vi) of the definition of "REMIC I Distribution Amount" on such Distribution Date, as applicable. Any reduction in the Group I Subordinate Principal Distribution Amount pursuant to clause (B) of this definition shall offset: (i) first, the amount calculated pursuant to clause (A)(i) of this definition, (ii) second, the amount calculated pursuant to clause (A)(iii) of this definition and (iii) third, the amount calculated pursuant to clause (A)(ii) of this definition. On any Distribution Date, the Group I Subordinate Principal Distribution Amount shall be allocated pro rata, by Class Principal Balance, among the Classes of Group I-B-L Regular Interests and Group I-B Certificates, as applicable, and paid in the order of distribution to such Classes pursuant to clause (I)(a) of the definition of "REMIC I Distribution Amount" and clause (I)(a) of the definition of "REMIC II Distribution Amount", as applicable, except as otherwise stated in such definition. Notwithstanding the foregoing, on any Distribution Date prior to distributions on such date, if the Subordination Level for any Class of Group I-B Certificates and Group I-B-L Regular Interests is less than such percentage as of the Closing Date, the pro rata portion of the Group I Subordinate Principal Prepayments Distribution Amount otherwise allocable to the Class or Classes junior to such Class will be distributed to the most senior Class of the Group I-B Certificates and Group I-B-L Regular Interests, as applicable, for which the Subordination Level is less than such percentage as of the Closing Date, and to the Classes of Group I-B Certificates and Group I-B-L Regular Interests senior thereto, pro rata according to the Class Principal Balances of such Classes. For purposes of this definition and the definition of "Subordination Level", the relative seniority, from highest to lowest, of the Group I-B-L Regular Interests shall be as follows: Class I-B-1-L, Class I-B-2-L, Class I-B-3-L, Class I-B-4-L, Class I-B-5-L and Class I-B-6-L, and likewise for the Group I-B Certificates.

     GROUP I SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group I Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion thereof attributable to principal distributions to (i) the Class I-P Certificates pursuant to clause (I)(a)(i) of the definition of "REMIC II Distribution Amount" or (ii) the Class I-P-L Regular Interests pursuant to clause (I)(a)(i) of the definition of "REMIC I Distribution Amount", as applicable).

     GROUP II CERTIFICATES: The Group II-A Certificates.

     GROUP II-A CERTIFICATES: The Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4 and Class II-A-5 Certificates.

     GROUP II-A-L REGULAR INTERESTS: The Class II-A-1-L, Class II-A-2-L, Class II-A-3-L and Class II-A-4-L Regular Interests.

     GROUP II-L REGULAR INTERESTS: The Group II-A-L and Class R-2-L Regular Interests.

     GROUP II LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group II Loans.

     GROUP II SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group II Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group II Senior Percentage of the Principal Balance of such Mortgage Loan, and (ii) the Group II Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP II SENIOR PERCENTAGE: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group II-A and Residual Certificates divided by the aggregate Principal Balances of the Group II Loans, in each case immediately prior to the Distribution Date.

     GROUP II SENIOR PREPAYMENT PERCENTAGE OR GROUP III SENIOR PREPAYMENT
PERCENTAGE: (i) On any Distribution Date occurring before the Distribution Date in the month of the fifth anniversary of the first Distribution Date, both the Group II Senior Prepayment Percentage and the Group III Senior Prepayment Percentage shall equal 100%; (ii) on any other Distribution Date on which either the Group II Senior Percentage for such Distribution Date exceeds the Group II Senior Percentage as of the Closing Date or the Group III Senior Percentage for such Distribution Date exceeds the Group III Senior Percentage as of the Closing Date, both the Group II Senior Prepayment Percentage and the Group III Senior Prepayment Percentage shall equal 100%; and (iii) on any other Distribution Date in each of the months of the fifth anniversary of the first Distribution Date and thereafter, both the Group II Senior Prepayment Percentage and the Group III Senior Prepayment Percentage shall equal 100%, unless the following tests specified in clauses (a) through (d) are met with respect to both of Loan Group II and Loan Group III:

     (a) the mean aggregate Principal Balance of the Group II Loans which are 60 or more days delinquent (including loans in foreclosure and property held by REMIC I) for each of the immediately preceding six calendar months is less than or equal to 50% of the related Group C-B Loan Group Component Balance as of such Distribution Date,

     (b) the mean aggregate Principal Balance of the Group III Loans which are 60 or more days delinquent (including loans in foreclosure and property held by REMIC I) for each of the immediately preceding six calendar months is less than or equal to 50% of the related Group C-B Loan Group Component Balance as of such Distribution Date,

     (c) cumulative Realized Losses on the Group II Loans allocated to the Group C-B Certificates is less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the related Group C-B Loan Group Component Balance as of the Closing Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the related Group C-B Loan Group Component Balance as of the Closing Date,
          (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the related Group C-B Loan Group Component Balance as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the related Group C-B Loan Group Component Balance as of the Closing Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the related Group C-B Loan Group Component Balance as of the Closing Date, and

     (d) cumulative Realized Losses on the Group III Loans allocated to the Group C-B Certificates is less than or equal to (1) for any Distribution Date before the month of the sixth anniversary of the month of the first Distribution Date, 30% of the related Group C-B Loan Group Component Balance as of the Closing Date, (2) for any Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, 35% of the related Group C-B Loan Group Component Balance as of the Closing Date,
          (3) for any Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, 40% of the related Group C-B Loan Group Component Balance as of the Closing Date, (4) for any Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, 45% of the related Group C-B Loan Group Component Balance as of the Closing Date, and (5) for any Distribution Date in or after the month of the ninth anniversary of the month of the first Distribution Date, 50% of the related Group C-B Loan Group Component Balance as of the Closing Date,

in which case, as follows: (1) for any such Distribution Date in or after the month of the fifth anniversary of the month of the first Distribution Date but before the sixth anniversary of the month of the first Distribution Date, the Group II Senior Percentage or the Group III Senior Percentage, as applicable, for such Distribution Date plus 70% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (2) for any such Distribution Date in or after the month of the sixth anniversary of the month of the first Distribution Date but before the seventh anniversary of the month of the first Distribution Date, the Group II Senior Percentage or Group III Senior Percentage, as applicable, for such Distribution Date plus 60% of the Subordinate Percentage for the related Loan Group for such Distribution Date;
(3) for any such Distribution Date in or after the month of the seventh anniversary of the month of the first Distribution Date but before the eighth anniversary of the month of the first Distribution Date, the Group II Senior Percentage or Group III Senior Percentage, as applicable, for such Distribution Date plus 40% of the Subordinate Percentage for the related Loan Group for such Distribution Date; (4) for any such Distribution Date in or after the month of the eighth anniversary of the month of the first Distribution Date but before the ninth anniversary of the month of the first Distribution Date, the Group II Senior Percentage or Group III Senior Percentage, as applicable, for such Distribution Date plus 20% of the Subordinate Percentage for the related Loan Group for such Distribution Date; and (5) for any such Distribution Date thereafter, the Group II Senior Percentage or Group III Senior Percentage, as applicable, for such Distribution Date.

     If on any Distribution Date the allocation to the Group II Certificates or the Group III Certificates (other than the Class III-P Certificates) of Principal Prepayments in the percentage required would reduce the sum of the Class Principal Balances of such Certificates below zero, the Group II Senior Prepayment Percentage or the Group III Senior Prepayment Percentage, as applicable, for such Distribution Date shall be limited to the percentage necessary to reduce such sum to zero. Notwithstanding the foregoing, however, on each Distribution Date, the Class III-P Certificates and Class III-P-L Regular Interests will receive the Class III-P Fraction of all principal payments, including, without limitation, Principal Prepayments, received in respect of each Class III-P Mortgage Loan.

     GROUP II SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group II Senior Percentage of the Principal Payment Amount for Loan Group II, (b) the Group II Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group II and (c) the Group II Senior Liquidation Amount.

     GROUP II SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group II Senior Percentage for such date.

     GROUP II SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group II, the excess of 100% over the Group II Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group II-A and Residual Certificates has been reduced to zero, then the Group II Subordinate Prepayment Percentage shall equal 100%.

     GROUP II SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group II Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group II.

     GROUP III CERTIFICATES: The Group III-A and Class III-P Certificates.

     GROUP III-A CERTIFICATES: The Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7 and Class III-A-8 Certificates.

     GROUP III-A-L REGULAR INTERESTS: The Class III-A-1-L, Class III-A-3-L, Class III-A-4-L, Class III-A-5-L, Class III-A-6-L, Class III-A-7-L and Class III-A-8-L Regular Interests.

     GROUP III-L REGULAR INTERESTS: The Group III-A-L and Class III-P-L Regular Interests.

     GROUP III LOANS: The Mortgage Loans designated on the Mortgage Loan Schedule as Group III Loans.

     GROUP III SENIOR LIQUIDATION AMOUNT: The aggregate, for each Group III Loan which became a Liquidated Mortgage Loan during the Prior Period, of the lesser of: (i) the Group III Senior Percentage of the Principal Balance of such Mortgage Loan (exclusive of the Class III-P Fraction thereof, with respect to any Class III-P Mortgage Loan), and (ii) the Group III Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

     GROUP III SENIOR PERCENTAGE: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the aggregate Class Principal Balance of the Group III-A Certificates divided by the aggregate Principal Balance of the Group III Loans (less the Class III-P Principal Balance), in each case immediately prior to the Distribution Date.

     GROUP III SENIOR PRINCIPAL DISTRIBUTION AMOUNT: For any Distribution Date, an amount equal to the sum of (a) the Group III Senior Percentage of the Principal Payment Amount for

Loan Group III (exclusive of the portion thereof attributable to principal distributions to (i) the Class III-P Certificates pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount" or (ii) the Class III-P-L Regular Interests pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC I Distribution Amount", as applicable), (b) the Group III Senior Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to (i) the Class III-P Certificates pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount" or (ii) the Class III-P-L Regular Interests pursuant to clauses (I)(c)(i) and (II)(c)(i) of the definition of "REMIC I Distribution Amount", as applicable) and (c) the Group III Senior Liquidation Amount.

     GROUP III SUBORDINATE PERCENTAGE: With respect to any Distribution Date, the excess of 100% over the Group III Senior Percentage for such date.

     GROUP III SUBORDINATE PREPAYMENT PERCENTAGE: On any Distribution Date for Loan Group III, the excess of 100% over the Group III Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the Group III-A Certificates has been reduced to zero, then the Group III Subordinate Prepayment Percentage shall equal 100%.

     GROUP III SUBORDINATE PRINCIPAL PREPAYMENTS DISTRIBUTION AMOUNT: On any Distribution Date, the Group III Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion thereof attributable to principal distributions to (i) the Class III-P Certificates pursuant to clause (I)(c)(i) of the definition of "REMIC II Distribution Amount" or (ii) the Class III-P-L Regular Interests pursuant to clause (I)(c)(i) of the definition of "REMIC I Distribution Amount", as applicable).

     INDIRECT DTC PARTICIPANTS: Entities such as banks, brokers, dealers or trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly.

     INSURED CERTIFICATES: The Class II-A-3, Class III-A-6 and Class III-A-7 Certificates.

     INSURED PAYMENT: With respect to the Insured Certificates, (i) as of any Distribution Date, any Deficiency Amount, and (ii) any Preference Amount.

     INSURANCE AGREEMENT: The Insurance Agreement, dated as of March 1, 1998, among the Certificate Insurer, the Trustee and the Company.

     INSURANCE PROCEEDS: Amounts paid or payable by the insurer under any Primary Insurance Policy or any other insurance policy (including any replacement policy permitted under this Agreement), covering any Mortgage Loan or Mortgaged Property, including, without limitation, any hazard insurance policy required pursuant to Section 3.07, any title insurance policy required pursuant to Section 2.03, and any FHA insurance policy or VA guaranty.

     INTEREST DISTRIBUTION AMOUNT: On any Distribution Date, for any Class of the REMIC I Regular Interests or the Certificates, the amount of interest accrued on the respective Class

Principal Balance or Class Notional Amount, as applicable, at the related Remittance Rate for such Class during the Prior Period, in each case before giving effect to allocations of Realized Losses for the Prior Period or distributions to be made on such Distribution Date, reduced by Uncompensated Interest Shortfall and the interest portion of Realized Losses allocated to such Class pursuant to the definitions of "Uncompensated Interest Shortfall" and "Realized Loss", respectively; provided, however, that in the case of the Class III-A-5 Certificates and the Class III-A-5-L Regular Interests on or before the Class III-A-5 Accretion Termination Date, such amount shall be reduced by the Class III-A-5 Accrual Amount. The Interest Distribution Amount for the Class III-A-4 and Class P Certificates and for the Class III-A-4-L and Class P-L Regular Interests shall equal zero.

     INVESTMENT ACCOUNT: The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by the Master Servicer in the trust department of the Investment Depository pursuant to Section 3.03 and which bears a designation acceptable to the Rating Agencies.

     INVESTMENT DEPOSITORY: Chemical Bank, New York, New York or another bank or trust company designated from time to time by the Master Servicer. The Investment Depository shall at all times be an Eligible Institution.

     JUNIOR SUBORDINATE CERTIFICATE : The Class I-B-4, Class I-B-5, Class I-B-6, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

     LAST SCHEDULED DISTRIBUTION DATE: With respect to each Class of the REMIC I Regular Interests and the Certificates, the date set forth in the table contained in the Preliminary Statement hereto.

     LATE PAYMENT RATE: The rate of interest publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus two (2) percentage points. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under law applicable to the Insurance Agreement limiting interest rates.

     LENDER: An institution from which the Company purchased any Mortgage Loans pursuant to a Selling and Servicing Contract.

     LIQUIDATED MORTGAGE LOAN: A Mortgage Loan as to which the Master Servicer or the applicable Servicer has determined in accordance with its customary servicing practices that all amounts which it expects to recover from or on account of such Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise have been recovered. For purposes of this definition, acquisition of a Mortgaged Property by the REMIC I Trust Fund shall not constitute final liquidation of the related Mortgage Loan.

     LIQUIDATION PRINCIPAL: The principal portion of Liquidation Proceeds received (exclusive of the portion thereof attributable to distributions to (i) the Class P Certificates pursuant to clauses (I)(a)(i), (I)(c)(i), (II)(a)(i) and (II)(c)(i) of the definition of "REMIC II Distribution Amount" or (ii) the Class P-L Regular Interests pursuant to clauses (I)(a)(i), (I)(c)(i), (II)(a)(i) and (II)(c)(i) of the definition of "REMIC I Distribution Amount", as applicable) with respect to each Mortgage Loan which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the Prior Period.

     LIQUIDATION PROCEEDS: Amounts after deduction of amounts reimbursable under
Section 3.05(a)(i) and (ii) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise, other than Insurance Proceeds.

     LOAN GROUP: Loan Group I, Loan Group II or Loan Group III, as applicable.

     LOAN GROUP I: The group of Mortgage Loans comprised of the Group I Loans.

     LOAN GROUP II: The group of Mortgage Loans comprised of the Group II Loans.

     LOAN GROUP III: The group of Mortgage Loans comprised of the Group III
Loans.

     LOAN-TO-VALUE RATIO: The original principal amount of a Mortgage Loan divided by the Original Value; however, references to "current Loan-to-Value Ratio" shall mean the then current Principal Balance of a Mortgage Loan divided by the Original Value.

     MASTER SERVICER: The Company, or any successor thereto appointed as provided pursuant to Section 7.02, acting to service and administer the Mortgage Loans pursuant to Section 3.01.

     MASTER SERVICING FEE: The fee charged by the Master Servicer for supervising the mortgage servicing and advancing certain expenses, equal to a per annum rate set forth for each Mortgage Loan in Exhibit D on the outstanding Principal Balance of such Mortgage Loan, payable monthly from the Certificate Account, the Investment Account or the Custodial Account for P&I.

     MONTHLY P&I ADVANCE: An advance of funds by the Master Servicer pursuant to
Section 4.02 or a Servicer pursuant to its Selling and Servicing Contract to cover delinquent principal and interest installments.

     MONTHLY PAYMENT: The scheduled payment of principal and interest on a Mortgage Loan (including any amounts due from a Buydown Fund, if any) which is due on the related Due Date for such Mortgage Loan.

     MORTGAGE: The mortgage, deed of trust or other instrument securing a Mortgage Note.

     MORTGAGED PROPERTY: With respect to any Mortgage Loan, other than a Cooperative Loan, the real property, together with improvements thereto, and, with respect to any Cooperative Loan, the related Cooperative Stock and Cooperative Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

     MORTGAGE FILE: The following documents or instruments with respect to each Mortgage Loan transferred and assigned pursuant to Section 2.01, (X) with respect to each Mortgage Loan that is not a Cooperative Loan:

          (i) The original Mortgage Note endorsed to "U.S. Bank National Association, as Custodian/Trustee, without recourse" or "U.S. Bank National Association, as Trustee for the benefit of the Holders from time to time of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-3, without recourse" and all intervening endorsements evidencing a complete chain of endorsements from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note; in the event the Mortgage Notes or the assignments referred to in Section (iii)(2) of this definition of "Mortgage File" are endorsed or executed in blank as of the Closing Date, the Company shall, within 45 days of the Closing Date, cause such Mortgage Notes or assignments to be endorsed or executed pursuant to the terms set forth herein;

          (ii)   The Buydown Agreement, if applicable;

          (iii)  A Mortgage that is either

          (1) the original recorded Mortgage with recording information thereon for the jurisdiction in which the Mortgaged Property is located, together with a Mortgage assignment thereof in recordable form to "U.S. Bank National Association, as Custodian/Trustee", or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-3" and all intervening assignments evidencing a complete chain of assignment, from the originator to the name holder or the payee endorsing the related Mortgage Note; or

          (2) a copy of the Mortgage which represents a true and correct reproduction of the original Mortgage and which has either been certified
     (i) on the face thereof by the public recording office in the appropriate jurisdiction in which the Mortgaged Property is located, or (ii) by the originator or Lender as a true and correct copy the original of which has been sent for recordation and an original Mortgage assignment thereof duly executed and acknowledged in recordable form to "U.S. Bank National Association, as Custodian/Trustee" or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-3" and all intervening assignments evidencing a complete chain of assignment from the originator to the name holder or the payee endorsing the related Mortgage Note;

          (iv) A copy of (a) the title insurance policy, or (b) in lieu thereof, a title insurance binder, a copy of an attorney's title opinion, certificate or other evidence of title acceptable to the Company; and

          (v) For any Mortgage Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment;

and (Y) with respect to each Cooperative Loan:

          (i) the original Mortgage Note endorsed to "U.S. Bank National Association, as Custodian/Trustee", or to "U.S. Bank National Association, as Trustee for the Holders of PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-3" and all intervening endorsements evidencing a complete chain of endorsements, from the originator to the Trustee, or, in the event of any Destroyed Mortgage Note, a copy or a duplicate original of the Mortgage Note, together with an original lost note affidavit from the originator of the related Mortgage Loan or the Company stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

          (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

          (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

          (v)    The Security Agreement;

          (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) An executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans; and

          (x) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

     MORTGAGE INTEREST RATE: For any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     MORTGAGE LOAN SCHEDULE: The schedule, as amended from time to time, of Mortgage Loans attached hereto as Exhibit D, which shall set forth as to each Mortgage Loan the following, among other things:

          (i)    its loan number,

          (ii)   the address of the Mortgaged Property,

          (iii)  the name of the Mortgagor,

          (iv)   the Original Value of the property subject to the Mortgage,

          (v)    the Principal Balance as of the Cut-Off Date,

          (vi)   the Mortgage Interest Rate borne by the Mortgage Note,

          (vii) whether a Primary Insurance Policy is in effect as of the Cut-Off Date,

          (viii) the maturity of the Mortgage Note,

          (ix)   the Servicing Fee and the Master Servicing Fee, and

          (x)    its Loan Group.

     MORTGAGE LOANS: With respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, and, with respect to each Mortgage Loan other than a Cooperative Loan, the Mortgages and the related Mortgage Notes, each transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as part of the REMIC I Trust Fund, the Mortgage Loans so held being identified in the Mortgage Loan Schedule.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE POOL: All of the Mortgage Loans.

     MORTGAGOR: The obligor on a Mortgage Note.

     NONRECOVERABLE ADVANCE: With respect to any Mortgage Loan, any advance which the Master Servicer shall determine to be a Nonrecoverable Advance pursuant to Section 4.03 and which was, or is proposed to be, made by (i) the Master Servicer or (ii) a Servicer pursuant to its Selling and Servicing Contract.

     NON-U.S. PERSON: A Person that is not a U.S. Person.

     NOTICE: The telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached to the Certificate Insurance Policies, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     OTS: The Office of Thrift Supervision, or any successor thereto.

     OFFICER'S CERTIFICATE: A certificate signed by the Chairman of the Board, the President, a Vice President, or the Treasurer of the Master Servicer and delivered to the Trustee.

     OPINION OF COUNSEL: A written opinion of counsel, who shall be reasonably acceptable to the Trustee and who may be counsel for the Company or the Master Servicer.

     ORIGINAL VALUE: With respect to any Mortgage Loan other than a Mortgage Loan originated for the purpose of refinancing an existing mortgage debt, the lesser of (a) the Appraised Value (if any) of the Mortgaged Property at the time the Mortgage Loan was originated or (b) the purchase price paid for the Mortgaged Property by the Mortgagor. With respect to a Mortgage Loan originated for the purpose of refinancing existing mortgage debt, the Original Value shall be equal to the Appraised Value of the Mortgaged Property at the time the Mortgage Loan was originated or the appraised value at the time the refinanced mortgage debt was incurred.

     OWNER: Each Holder of an Insured Certificate who, on the applicable Distribution Date, is entitled under the terms of the Insured Certificates to payment thereunder.

     OWNERSHIP INTEREST: With respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee.

     PASS-THROUGH ENTITY: Any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies.

     PASS-THROUGH RATE: For each Mortgage Loan, a rate equal to the Mortgage Interest Rate for such Mortgage Loan less the applicable per annum percentage rates related to each of the Servicing Fee and the Master Servicing Fee. For each Mortgage Loan, any calculation of monthly interest at such rate shall be based upon annual interest at such rate (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid Principal Balance of the related Mortgage Loan divided by twelve, and any calculation of interest at such rate by reason of a Payoff shall be based upon annual interest at such rate on the outstanding Principal Balance of the related Mortgage Loan multiplied by a fraction, the numerator of which is the number of days elapsed from the Due Date of the last scheduled payment of principal and interest to, but not including, the date of such Payoff, and the denominator of which is (a) for Payoffs received on a Due Date, 360, and (b) for all other Payoffs, 365.

     PAYING AGENT: Any paying agent appointed by the Trustee pursuant to Section 8.12.

     PAYOFF: Any Mortgagor payment of principal on a Mortgage Loan equal to the entire outstanding Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

     PAYOFF EARNINGS: For any Distribution Date with respect to each Mortgage Loan on which a Payoff was received by the Master Servicer during the Payoff Period, the aggregate of the interest earned by the Master Servicer from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

     PAYOFF INTEREST: For any Distribution Date with respect to a Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Pass-Through Rate from the first day of the month of distribution through the day of receipt thereof; to the extent (together with Payoff Earnings and the aggregate Master Servicing Fee) not required to be distributed as Compensating Interest on such Distribution Date, Payoff Interest shall be payable to the Master Servicer as additional servicing compensation.

     PAYOFF PERIOD: With respect to the first Distribution Date, the period from the Cut-Off Date through April 14, 1998, inclusive; and with respect to any Distribution Date thereafter, the period from the 15th day of the Prior Period through the 14th day of the month of such Distribution Date, inclusive.

     PERCENTAGE INTEREST: (a) With respect to the right of each Certificate of a particular Class in the distributions allocated to such Class, "Percentage Interest" shall mean the percentage undivided beneficial ownership interest evidenced by such Certificate of such Class, which percentage shall equal:

          (i) with respect to any Certificate (other than the Residual, Class X, Class II-A-5 and Class III-A-2 Certificates), its Certificate Principal Balance divided by the applicable Class Principal Balance;

          (ii) with respect to the Class X, Class II-A-5 and Class III-A-2 Certificates, the portion of the respective Class Notional Amount evidenced by such Certificate divided by the respective Class Notional Amount; and

          (iii) with respect to the Residual Certificates, the percentage set forth on the face of such Certificate.

     (b) With respect to the rights of each Certificate in connection with Sections 5.09, 7.01, 8.01(c), 8.02, 8.07, 10.01 and 10.03, "Percentage Interest"
shall mean the percentage undivided beneficial interest evidenced by such Certificate in REMIC II, which for purposes of such rights only shall equal:

          (i) with respect to any Certificate (other than the Class X, Class II-A-5, Class III-A-2 and Class R-2 Certificates), the product of (x) ninety-four percent (94%) and (y) the percentage calculated by dividing its Certificate Principal Balance by the Aggregate Certificate Principal Balance of the Certificates; provided, however, that the percentage in (x) above shall be increased by one percent (1%) upon each retirement of the Certificates referenced in the parenthetical above;

          (ii) with respect to any of the Class X, Class II-A-5 and Class III-A-2 Certificates, one percent (1%) of such Certificate's Percentage Interest as calculated by paragraph (b)(i) of this definition; and

          (iii)  with respect to the Class R-2 Certificates, zero.

     PERMITTED TRANSFEREE: With respect to the holding or ownership of any Residual Certificate, any Person other than (i) the United States, a State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Code Section 521) which is exempt from the taxes imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(C), (v) any "electing large partnership" as defined in
Section 775(a) of the Code, (vi) any Person from whom the Trustee has not received an affidavit to the effect that it is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Code, and (vii) any other Person so designated by the Company based upon an Opinion of Counsel that the transfer of an Ownership Interest in a Residual Certificate to such Person may cause REMIC I or REMIC II, as applicable, to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States", "State" and "International Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation shall not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     PERSON: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     PLANNED PRINCIPAL BALANCE: The amount set forth in the table attached as Appendix A to the Prospectus, for the applicable Distribution Date, for the Class III-A-1 Certificates, which amount shall also constitute the "Planned Principal Balance" for the Class III-A-1-L Regular Interests.

     PREFERENCE AMOUNT: Any amount previously distributed to an Insured Certificateholder on the Insured Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     PREPAID MONTHLY PAYMENT: Any Monthly Payment received prior to its scheduled Due Date, which is intended to be applied to a Mortgage Loan on its scheduled Due Date and held in the related Custodial Account for P&I until the Withdrawal Date following its scheduled Due Date.

     PRIMARY INSURANCE POLICY: A policy of mortgage guaranty insurance, if any, on an individual Mortgage Loan, providing coverage as required by Section 2.03(xi).

     PRINCIPAL BALANCE: Except as used in Sections 2.02 and 9.01 and for purposes of the definition of Purchase Price, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after application of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or (except when such determination occurs earlier in the month than the Distribution Date) to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     For purposes of the definition of Purchase Price and as used in Sections
2.02 and 9.01, at the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-Off Date, after deduction of all scheduled principal payments due on or before the Cut-Off Date, whether or not received, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Mortgage Loan.

     In the case of a Substitute Mortgage Loan, "Principal Balance" shall mean, at the time of any determination, the principal balance of such Substitute Mortgage Loan transferred to the Trust Fund, on the date of substitution, reduced by all amounts distributed or to be distributed to Certificateholders through the Distribution Date in the month of determination that are reported as allocable to principal of such Substitute Mortgage Loan.

     The Principal Balance of a Mortgage Loan (including a Substitute Mortgage
Loan) shall not be adjusted solely by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period. Whenever a Realized Loss has been incurred with respect to a Mortgage Loan during a calendar month, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such Realized Loss as of the Distribution Date next following the end of such calendar month after giving effect to the allocation of Realized Losses and distributions of principal to the Certificates.

     PRINCIPAL PAYMENT: Any payment of principal on a Mortgage Loan other than a Principal Prepayment.

     PRINCIPAL PAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) the scheduled principal payments on the Mortgage Loans due on the related Due Date,
(ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan which was repurchased by the Company pursuant to a Purchase Obligation or as permitted by this Agreement during the Prior Period, and (iii) any other unscheduled payments of principal which were received with respect to any Mortgage Loan during the Prior Period, other than Payoffs, Curtailments and Liquidation Principal.

     PRINCIPAL PREPAYMENT: Any payment of principal on a Mortgage Loan which constitutes a Payoff or a Curtailment.

     PRINCIPAL PREPAYMENT AMOUNT: On any Distribution Date and for any Loan Group, the sum with respect to the Mortgage Loans in such Loan Group of (i) Curtailments received during the Prior Period from such Mortgage Loans and (ii) Payoffs received during the Payoff Period from such Mortgage Loans.

     PRIOR PERIOD: The calendar month immediately preceding any Distribution
Date.

     PRO RATA ALLOCATION: (i) With respect to losses on Group I Loans, the allocation of the principal portion of Realized Losses to the outstanding Group I-L Regular Interests (other than the Class I-P-L Regular Interests), pro rata according to their respective Class Principal Balances, in reduction of their respective Class Principal Balances (except if the loss is recognized with respect to a Class I-P Mortgage Loan, in which case the Class I-P Fraction of such loss will first be allocated to the Class I-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to the outstanding Group I-L Regular Interests, pro rata according to the amount of interest accrued but unpaid on each such Class of Group I-L Regular Interests in reduction thereof, and then pro rata according to the respective Class Principal Balances of each such Class of Group I-L Regular Interests in reduction of their respective Class Principal Balances (other than the Class I-P-L Regular Interests) and (ii) with respect to losses on Group II Loans or Group III Loans, the allocation of the principal portion of Realized Losses relating to a Group II Loan or Group III Loan to all Classes of the Group II-L, Group III-L and Group C-B-L Regular Interests, other than the Class III-P-L Regular Interests, pro rata according to their respective Class Principal Balances (except if the loss is recognized with respect to a Class III-P Mortgage Loan, in which case the Class III-P Fraction of such loss will first be allocated to the Class III-P-L Regular Interests, and the remainder of such loss will be allocated as set forth above), and the allocation of the interest portion of Realized Losses to all Classes of the Group II-L, Group III-L, Group C-X-L and Group C-B-L Regular Interests pro rata according to the amount of interest accrued but unpaid on each such Class, other than the Class III-A-4-L and Class III-P-L Regular Interests, in reduction thereof and then in reduction of their related Class Principal Balances (other than the Class III-A-4-L and Class III-P-L Regular Interests). Any losses allocated among all Classes of REMIC I Regular Interests pursuant to this definition of "Pro Rata Allocation" shall also be allocated to the Corresponding Class of Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of REMIC I Regular Interests; provided, however, that
(i) the interest portion of such losses allocated to the Class II-A-1-L Regular Interests and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class II-A-1 and Class II-A-5 Certificates in reduction of the distribution to such Certificates pursuant to the deemed distributions set forth in clause (III)(b)(ii) of the definition of "REMIC I

Distribution Amount", pro rata according to the allocation set forth in such definition and (ii) the interest portion of such losses allocated to the Class III-A-1-L Regular Interests and applied to reduce the Interest Distribution Amount thereof shall be allocated to the Class III-A-1 and Class III-A-2 Certificates in reduction of the distribution to such Certificates pursuant to the deemed distributions set forth in clause (III)(c)(ii) of the definition of "REMIC I Distribution Amount", pro rata according to the allocation set forth in such definition.

     PROSPECTUS: The Prospectus, dated November 24, 1997, and the Prospectus Supplement, dated March 25, 1998, of the Company.

     PURCHASE OBLIGATION: An obligation of the Company to repurchase Mortgage Loans under the circumstances and in the manner provided in Section 2.02 or
Section 2.03.

     PURCHASE PRICE: With respect to any Mortgage Loan to be purchased pursuant to a Purchase Obligation, an amount equal to the sum of the Principal Balance thereof, and unpaid accrued interest thereon, if any, to the last day of the calendar month in which the date of repurchase occurs at a rate equal to the applicable Pass-Through Rate; provided, however, that no Mortgage Loan shall be purchased or required to be purchased pursuant to Section 2.03, or more than two years after the Closing Date under Section 2.02, unless (a) the Mortgage Loan to be purchased is in default, or default is in the judgment of the Company reasonably imminent, or (b) the Company, at its expense, delivers to the Trustee an Opinion of Counsel to the effect that the purchase of such Mortgage Loan will not give rise to a tax on a prohibited transaction, as defined in Section 860F(a) of the Code; provided, further, that in the case of clause (b) above, the Company will use its reasonable efforts to obtain such Opinion of Counsel if such opinion is obtainable.

     QUALIFIED INSURER: A mortgage guaranty insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located if such qualification is necessary to issue the applicable insurance policy or bond, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided by the Primary Insurance Policies and approved as an insurer by FHLMC or FNMA and the Master Servicer. A Qualified Insurer must have the rating required by the Rating Agencies.

     RATING AGENCY: Initially, each of S&P and DCR, thereafter, each nationally recognized statistical rating organization that has rated the Certificates at the request of the Company, or their respective successors in interest.

     RATINGS: As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

     REALIZED LOSS: For any Distribution Date, with respect to any Mortgage Loan which became a Liquidated Mortgage Loan during the related Prior Period, the sum of (i) the principal balance of such Mortgage Loan remaining outstanding and the principal portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the principal portion of such Realized Loss), and (ii) the accrued interest on such Mortgage Loan remaining unpaid and the interest portion of Nonrecoverable Advances actually reimbursed with respect to such Mortgage Loan (the interest portion of such Realized Loss). For any Distribution Date, with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the related Due Date.

     Realized Losses, Special Hazard Losses, Fraud Losses and Bankruptcy Losses allocated to any Class of REMIC I Regular Interests shall also be allocated to the Corresponding Class of Certificates and applied to reduce the Class Principal Balance for such Class of Certificates in the same manner and amounts as they reduce such attributes of the Corresponding Class of REMIC I Regular Interests; provided, however, that the allocation of the interest portion of such losses is subject to the proviso contained in the definition of "Pro Rata Allocation" herein.

     Except for Special Hazard Losses in excess of Group I Special Hazard Coverage, Fraud Losses in excess of Group I Fraud Coverage and Bankruptcy Losses in excess of Group I Bankruptcy Coverage, Realized Losses with respect to the Group I Loans shall be allocated among the Group I-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class I-B-6-L Regular Interests, until the Class I-B-6-L Principal Balance has been reduced to zero,
(b) second, to the Class I-B-5-L Regular Interests, until the Class I-B-5-L Principal Balance has been reduced to zero, (c) third, to the Class I-B-4-L Regular Interests, until the Class I-B-4-L Principal Balance has been reduced to zero, (d) fourth, to the Class I-B-3-L Regular Interests, until the Class I-B-3-L Principal Balance has been reduced to zero, (e) fifth, to the Class I-B-2-L Regular Interests, until the Class I-B-2-L Principal Balance has been reduced to zero, (f) sixth, to the Class I-B-1-L Regular Interests, until the Class I-B-1-L Principal Balance has been reduced to zero, and (g) seventh, to the Class I-A-1-L Regular Interests in reduction of the Class I-A-1-L Principal Balance; provided, however, that if the loss is recognized with respect to a Class I-P Mortgage Loan, the Class I-P Fraction of such loss will first be allocated to the Class I-P-L Regular Interests and the remainder of such loss will be allocated as described above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class I-B-6-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-6-L Principal Balance, (b) second, to the Class I-B-5-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-5-L Principal Balance, (c) third, to the Class I-B-4-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-4-L Principal Balance, (d) fourth, to the Class I-B-3-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-3-L Principal Balance, (e) fifth, to the Class I-B-2-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-2-L Principal Balance,
(f) sixth, to the Class I-B-1-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class I-B-1-L Principal Balance, and (g) seventh, to the Class I-A-1-L and Class I-X-L Regular Interests pro rata according to accrued but unpaid interest on such Classes of REMIC I Regular Interests and then in reduction of the Class Principal Balance of the Class I-A-1-L Regular Interests.

     Except for Special Hazard Losses in excess of the Combined Special Hazard Coverage, Fraud Losses in excess of the Combined Fraud Coverage and Bankruptcy Losses in excess of the Combined Bankruptcy Coverage, Realized Losses with respect to the Group II Loans and Group III Loans shall be allocated among the Group II-L, Group III-L, Group C-X-L and Group C-B-L Regular Interests (i) for Realized Losses allocable to principal (a) first, to the Class C-B-6-L

Regular Interests, until the Class C-B-6-L Principal Balance has been reduced to zero, (b) second, to the Class C-B-5-L Regular Interests, until the Class C-B-5-L Principal Balance has been reduced to zero, (c) third, to the Class C-B-4-L Regular Interests, until the Class C-B-4-L Principal Balance has been reduced to zero, (d) fourth, to the Class C-B-3-L Regular Interests, until the Class C-B-3-L Principal Balance has been reduced to zero, (e) fifth, to the Class C-B-2-L Regular Interests, until the Class C-B-2-L Principal Balance has been reduced to zero, (f) sixth, to the Class C-B-1-L Regular Interests, until the Class C-B-1-L Principal Balance has been reduced to zero and (g) seventh, to (I) the Group II-A-L Regular Interests and the Class R-1 Certificates or (II) the Group III-A-L Regular Interests, as applicable, pro rata, according to their respective Class Principal Balances in reduction thereof; provided, however, that if the loss is recognized with respect to a Class III-P Mortgage Loan, the Class III-P Fraction of such loss will first be allocated to the Class III-P-L Regular Interests, and the remainder of such loss will be allocated as described above in this clause (i); and (ii) for Realized Losses allocable to interest (a) first, to the Class C-B-6-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-6-L Principal Balance, (b) second, to the Class C-B-5-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-5-L Principal Balance, (c) third, to the Class C-B-4-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-4-L Principal Balance, (d) fourth, to the Class C-B-3-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-3-L Principal Balance, (e) fifth, to the Class C-B-2-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-2-L Principal Balance, (f) sixth, to the Class C-B-1-L Regular Interests, in reduction of accrued but unpaid interest thereon and then in reduction of the Class C-B-1-L Principal Balance, and (g) seventh, to (I) the Class R-1 Certificates, the Group II-A-L Regular Interests and the portion of the Group C-X-L Regular Interests derived from the Class C-X-1 Group II Notional Amount, the Class C-X-2 Group II Notional Amount and the Class C-X-3 Group II Notional Amount or (II) the Group III-A-L Regular Interests (other than the Class III-A-4-L Regular Interests) and the portion of the Group C-X-L Regular Interests derived from the Class C-X-1 Group III Notional Amount, the Class C-X-2 Group III Notional Amount and the Class C-X-3 Group III Notional Amount, as applicable, pro rata according to accrued but unpaid interest on such Classes of Regular Interests and then in reduction of the Class Principal Balances of the Group II-A-L or Group III-A-L Regular Interests (other than the Class III-A-4-L Regular Interests), as applicable. In the case of clause (i)(g) and (ii)(g) of this paragraph, losses on Group II Loans will only be allocated to the Group II-L Regular Interests and losses on Group III Loans will only be allocated to the Group III-L Regular Interests. In the case of clause (ii)(g) and with respect to the Group C-X-L Regular Interests, Realized Losses on Group II Loans will only be allocated according to the portion of the accrued but unpaid interest on the Group C-X-L Regular Interests attributable to the Class C-X-1 Group II Notional Amount, the Class C-X-2 Group II Notional Amount and the Class C-X-3 Group II Notional Amount and Realized Losses on Group III Loans will only be allocated according to the portion of the accrued but unpaid interest on the Group C-X-L Regular Interests attributable to the Class C-X-1 Group III Notional Amount, the Class C-X-2 Group III Notional Amount and the Class C-X-3 Group III Notional Amount.

     Special Hazard Losses on Group I Loans in excess of the Group I Special Hazard Coverage, Fraud Losses on Group I Loans in excess of the Group I Fraud Coverage, and

Bankruptcy Losses on Group I Loans in excess of the Group I Bankruptcy Coverage shall be allocated among the Group I-L Regular Interests by Pro Rata Allocation.

     Special Hazard Losses on Group II Loans and Group III Loans in excess of the Combined Special Hazard Coverage, Fraud Losses on Group II Loans and Group III Loans in excess of the Combined Fraud Coverage, and Bankruptcy Losses on Group II Loans and Group III Loans in excess of the Combined Bankruptcy Coverage shall be allocated among the Group II-L, Group III-L, Group C-X-L and Group C-B-L Regular Interests by Pro Rata Allocation.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group I-L Regular Interests exceeds the aggregate principal balance of the Group I Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC I Available Distribution Amount for Loan Group I, and all losses in respect of each such Mortgage Loan that have been allocated to the REMIC I Regular Interests, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group I-B-L Regular Interests, in reduction of the Class Principal Balance thereof.

     On each Distribution Date, after giving effect to the principal distributions and allocations of losses as provided in this Agreement (without regard to this paragraph), if the aggregate Class Principal Balance of all outstanding Group II-L, Group III-L and Group C-B-L Regular Interests exceeds the aggregate principal balance of the Group II Loans and Group III Loans remaining to be paid at the close of business on the Cut-Off Date, after deduction of (i) all principal payments due on or before the Cut-Off Date in respect of each such Mortgage Loan whether or not paid and (ii) all amounts of principal in respect of each such Mortgage Loan that have been received or advanced and included in the REMIC I Available Distribution Amount for Loan Group II and Loan Group III, and all losses in respect of each such Mortgage Loan that have been allocated to the REMIC I Regular Interests, on such Distribution Date or prior Distribution Dates, then such excess will be deemed a principal loss and will be allocated to the most junior Class of Group C-B-L Regular Interests, in reduction of the Class Principal Balance thereof.

     RECORD DATE: The last Business Day of the month immediately preceding the month of the related Distribution Date.

     REGULAR INTEREST GROUP: Any of the Group I-L, Group II-L, Group III-L, Group C-X-L and Group C-B-L Regular Interests.

     REGULAR INTERESTS: (i) With respect to REMIC I, the REMIC I Regular Interests, and (ii) with respect to the REMIC II, the Certificates (other than the Residual Certificates).

     RELIEF ACT: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     REMIC: A real estate mortgage investment conduit, as such term is defined in the Code.

     REMIC PROVISIONS: Sections 860A through 860G of the Code, related Code provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

     REMIC I: The segregated pool of assets consisting of the REMIC I Trust Fund conveyed in trust to the Trustee for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders pursuant to Section 2.01, with respect to which a separate REMIC election is to be made.

     REMIC I AVAILABLE DISTRIBUTION AMOUNT: With respect to each Loan Group on any Distribution Date, the sum of the following amounts with respect to the Mortgage Loans in such Loan Group:

          (1) the total amount of all cash received by or on behalf of the Master Servicer with respect to such Mortgage Loans by the Determination Date for such Distribution Date and not previously distributed (including Monthly P&I Advances made by Servicers, proceeds of Mortgage Loans in such Loan Group which have been liquidated and scheduled amounts of distributions from Buydown Funds respecting Buydown Loans, if any), except:

               (a) all scheduled payments of principal and interest collected but due on a date subsequent to the related Due Date;

               (b) all Curtailments received after the Prior Period (together with any interest payment received with such prepayments to the extent that it represents the payment of interest accrued on a related Mortgage Loan subsequent to the Prior Period);

               (c) all Payoffs received after the Payoff Period immediately preceding such Distribution Date (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans for the period subsequent to the Prior Period), and interest which was accrued and received on Payoffs received during the period from the 1st to the 14th day of the month of such Determination Date, which interest shall not be included in the calculation of the REMIC I Available Distribution Amount for any Distribution Date;

               (d) Insurance Proceeds and Liquidation Proceeds received on such Mortgage Loans after the Prior Period;

               (e) all amounts in the Certificate Account which are due and reimbursable to a Servicer or the Master Servicer pursuant to the terms of this Agreement;

               (f) the sum of the Master Servicing Fee and the Servicing Fee for each such Mortgage Loan; and

               (g)  Excess Liquidation Proceeds;

          (2) the sum, to the extent not previously distributed, of the following amounts, to the extent advanced or received, as applicable, by the Master Servicer:

               (a) any Monthly P&I Advance made by the Master Servicer to the Trustee with respect to such Distribution Date relating to such Mortgage Loans; and

               (b)  Compensating Interest; and

          (3) the total amount, to the extent not previously distributed, of all cash received by the Distribution Date by the Trustee or the Master Servicer, in respect of a Purchase Obligation under Section 2.02 and
     Section 2.03 or any permitted repurchase of a Mortgage Loan.

     REMIC I DISTRIBUTION AMOUNT: (I) For any Distribution Date prior to the Group I Credit Support Depletion Date or the Combined Credit Support Depletion Date, as applicable, the REMIC I Available Distribution Amount for each Loan Group shall be distributed to the REMIC I Regular Interests in the following amounts and priority:

     (a) With respect to the Group I-L Regular Interests and the Class R-1 Certificates, on any Distribution Date prior to the Group I Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for Loan Group I remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P-L Regular Interests, the aggregate for all Class I-P Mortgage Loans of the product for each Class I-P Mortgage Loan of the applicable Class I-P Fraction and the sum of (x) scheduled payments of principal on such Class I-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class I-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class I-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class I-A-1-L and Class I-X-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class I-A-1-L and Class I-X-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class I-A-1-L Regular Interests, as principal, the Group I Senior Principal Distribution Amount;

          (v) fifth, to the Class I-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class I-P-L Regular Interests on previous Distribution Dates pursuant to clause
     (I)(a)(vi) of this definition of "REMIC I Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class I-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class I-P Fraction of any Realized Loss on a Class I-P Mortgage Loan, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Group I Special Hazard Coverage, Group I Fraud Coverage or Group I Bankruptcy Coverage, as applicable, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class I-P-L Principal Balance;

          (vii) seventh, to the Class I-B-1-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class I-B-1-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (ix) ninth, to the Class I-B-1-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-1-L Principal Balance has been reduced to zero;

          (x) tenth, to the Class I-B-2-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class I-B-2-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xii) twelfth, to the Class I-B-2-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-2-L Principal Balance has been reduced to zero;

          (xiii) thirteenth, to the Class I-B-3-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xiv) fourteenth, to the Class I-B-3-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xv) fifteenth, to the Class I-B-3-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-3-L Principal Balance has been reduced to zero;

          (xvi) sixteenth, to the Class I-B-4-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xvii) seventeenth, to the Class I-B-4-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xviii) eighteenth, to the Class I-B-4-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-4-L Principal Balance has been reduced to zero;

          (xix) nineteenth, to the Class I-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xx) twentieth, to the Class I-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xxi) twenty-first, to the Class I-B-5-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-5-L Principal Balance has been reduced to zero;

          (xxii) twenty-second, to the Class I-B-6-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xxiii) twenty-third, to the Class I-B-6-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xxiv) twenty-fourth, to the Class I-B-6-L Regular Interests, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-6-L Principal Balance has been reduced to zero;

          (xxv) twenty-fifth, to each Class of Group I-B-L Regular Interests in the order of seniority, the remaining portion, if any, of the REMIC I Available Distribution Amount for Loan Group I, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph
     (I)(a)(xxv) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group I-B-L Regular Interests; and

          (xxvi) twenty-sixth, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group I for such Distribution Date;

     (b) With respect to the Group II-L and Group C-X-L Regular Interests and the Class R-1 Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for Loan Group II remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group II-A-L, Class R-2-L and Group C-X-L Regular Interests and the Class R-1 Certificates, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (ii) second, to the Group II-A-L, Class R-2-L and Class C-X-L Regular Interests and the Class R-1 Certificates, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that for purposes of the Interest Distribution Amount payable to the Group C-X-L Regular Interests pursuant to paragraph (I)(b)(i) or this paragraph
     (I)(b)(ii) of this definition of "REMIC I Distribution Amount", only the portion thereof derived from the Class C-X-1 Group II Notional Amount, the Class C-X-2 Group II Notional Amount and the Class C-X-3 Group II Notional Amount shall be payable pursuant to paragraph (I)(b)(i) or this paragraph
     (I)(b)(ii) of this definition of "REMIC I Distribution Amount"; and

          (iii) third, to the Group II-A-L and Class R-2-L Regular Interests and the Class R-1 Certificates, as principal, the Group II Senior Principal Distribution Amount, as follows;

                  (a) first, to the Class II-A-4-L Regular Interest, an amount, up to the amount of the Class II-A-4 Lockout Principal Distribution Amount for such Distribution Date, until the Class II-A-4-L Principal Balance has been reduced to zero;

                  (b) second, to the Class R-2-L Regular Interests and the Class R-1 Certificates, the portion of the Group II Senior Principal Distribution Amount remaining after the distribution set forth in paragraph (I)(b)(iii)(a) of this definition of "REMIC I Distribution Amount", pro rata, until the Class R-2-L Principal Balance and the Class R-1 Principal Balance has been reduced to zero;

                  (c) third, to the Class II-A-1-L Regular Interests, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a) and (b) of this definition of "REMIC I Distribution Amount", until the Class II-A-1-L Principal Balance has been reduced to zero;

                  (d) fourth, to the Class II-A-2-L Regular Interests, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a)-(c) of this definition of "REMIC I Distribution Amount", until the Class II-A-2-L Principal Balance has been reduced to zero;

                  (e) fifth, to the Class II-A-3-L Regular Interests, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a)-(d) of this definition of "REMIC I Distribution Amount", until the Class II-A-3-L Principal Balance has been reduced to zero; and

                  (f) sixth, to the Class II-A-4-L Regular Interests, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a)-(e) of this definition of "REMIC I Distribution Amount", until the Class II-A-4-L Principal Balance has been reduced to zero;

     (c) With respect to the Group III-L and Group C-X-L Regular Interests, on any Distribution Date prior to the Combined Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for Loan Group III remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, the aggregate for all Class III-P Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Group III-A-L and Group C-X-L Regular Interests, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts; provided, however, that on or before the Class III-A-5 Accretion Termination Date, the amount that would otherwise be payable to the Class III-A-5-L Regular Interests pursuant to this clause
     (I)(c)(ii) will be paid instead as principal as set forth in clause
     (I)(c)(iii)(b) of this definition of "REMIC I Distribution Amount";

          (iii)   third,

                  (a) to the Group III-A-L and Group C-X-L Regular Interests, concurrently, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that on or before the Class III-A-5 Accretion Termination Date, the amount that would otherwise be payable to the Class III-A-5-L Regular Interests pursuant to this clause
          (I)(c)(iii)(a) will be paid instead as principal as set forth in clause (I)(c)(iii)(b) of this definition of "REMIC I Distribution Amount"; provided, further that for purposes of the Interest Distribution Amount payable to the Group C-X-L Regular Interests pursuant to paragraph (I)(c)(ii) or this paragraph (I)(c)(iii)(a) of this definition of "REMIC I Distribution Amount", only the portion thereof derived from the Class C-X-1 Group III Notional Amount, the Class C-X-2 Group III Notional Amount and the Class C-X-3 Group III Notional Amount shall be payable pursuant to paragraph (I)(c)(ii) or this paragraph (I)(c)(iii)(a) of this definition of "REMIC I Distribution Amount";

                  (b) on or before the Class III-A-5 Accretion Termination Date, the Class III-A-5 Accrual Amount, as principal, as follows:

                         (1) first, to the Class III-A-3-L and Class III-A-4-L Regular Interests, pro rata, to the extent necessary to reduce the Class III-A-3-L Principal Balance and the Class III-A-4-L Principal Balance to their respective Targeted Principal Balances for such Distribution Date; and

                         (2) second, to the Class III-A-5-L Regular Interests, until the Class III-A-5-L Principal Balance has been reduced to zero;

          (iv) fourth, to the Group III-A-L Regular Interests, as principal, the Group III Senior Principal Distribution Amount, as follows;

                  (a) first, to the Class III-A-8-L Regular Interest, an amount, up to the amount of the Class III-A-8 Lockout Principal Distribution Amount for such Distribution Date, until the Class III-A-8-L Principal Balance has been reduced to zero;

                   (b) second, the portion of the Group III Senior Principal Distribution Amount remaining after the distribution set forth in paragraph (I)(c)(iv)(a) of this definition of "REMIC I Distribution Amount", until the aggregate Class Principal

          Balance of the Class III-A-1-L, Class III-A-3-L, Class III-A-4-L and Class III-A-5-L Regular Interests has been reduced to $17,000,000, sequentially, as follows:

                    (1) first, to the Class III-A-1-L Regular Interests, to the extent necessary to reduce the Class III-A-1-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                    (2) second, to the Class III-A-3-L and Class III-A-4-L Regular Interests, pro rata, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph (I)(c)(iii)(b) of this definition of "REMIC I Distribution Amount", to the extent necessary to reduce the Class III-A-3-L Principal Balance and the Class III-A-4-L Principal Balance to their respective Targeted Principal Balances for such Distribution Date;

                    (3) third, to the Class III-A-5-L Regular Interests, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph (I)(c)(iii)(b) of this definition of "REMIC I Distribution Amount", until the Class III-A-5-L Principal Balance has been reduced to zero;

                    (4) fourth, to the Class III-A-3-L and Class III-A-4-L Regular Interests, pro rata, until the aggregate Class Principal Balance of the Class III-A-3-L and Class III-A-4-L Regular Interests has been reduced to zero; and

                    (5) fifth, to the Class III-A-1-L Regular Interests, until the Class III-A-1-L Principal Balance has been reduced to zero;

               (c) third, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(c)(iv)(a) and (b) of this definition of "REMIC I Distribution Amount", until the Class III-A-6-L Principal Balance has been reduced to zero, concurrently, as follows:

                    (1) 19.0476190476% to the Class III-A-6-L Regular Interests; and

                    (2)  80.9523809524% sequentially, as follows:


                         (A) first, to the Class III-A-1-L Regular Interests, to the extent necessary to reduce the Class III-A-1-L Principal Balance to its Planned Principal Balance for such Distribution Date;

                         (B) second, to the Class III-A-3-L and Class III-A-4-L Regular Interests, pro rata, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph
                    (I)(c)(iii)(b) of this definition of "REMIC I Distribution Amount", to the extent necessary to reduce the Class III-A-3-L Principal Balance and the Class III-A-4-L Principal Balance to their respective Targeted Principal Balances for such Distribution Date;

                         (C) third, to the Class III-A-5-L Regular Interests, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph
                    (I)(c)(iii)(b) of this definition of "REMIC I Distribution Amount", until the Class III-A-5-L Principal Balance has been reduced to zero;

                         (D) fourth, to the Class III-A-3-L and Class III-A-4-L Regular Interests, pro rata, until the aggregate Class Principal Balance of the Class III-A-3-L and Class
                    III-A-4-L Regular Interests has been reduced to zero; and

                         (E) fifth, to the Class III-A-1-L Regular Interests, until the Class III-A-1-L Principal Balance has been reduced to zero;

               (d) fourth, to the Class III-A-7-L Regular Interests, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs
          (I)(c)(iv)(a)-(c) of this definition of "REMIC I Distribution Amount", until the Class III-A-7-L Principal Balance has been reduced to zero; and

               (e) fifth, to the Class III-A-8-L Regular Interests, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs
          (I)(c)(iv)(a)-(d) of this definition of "REMIC I Distribution Amount", until the Class III-A-8-L Principal Balance has been reduced to zero; and

     (d) With respect to the Class III-P-L and Group C-B-L Regular Interests and the Class R-1 Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date and subject to the payment of the amounts pursuant to paragraph (I)(b) and paragraph (I)(c) of this definition of "REMIC I Distribution Amount", and to the extent of the REMIC I Available Distribution Amount for Loan Group II and Loan Group III remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class III-P-L Regular Interests on previous Distribution Dates pursuant to clause
     (I)(d)(ii) of this definition of "REMIC I Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (ii) second, to the Class III-P-L Regular Interests, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class III-P Fraction of any Realized Loss on a Class III-P Mortgage Loan, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Combined Special Hazard Coverage, the Combined Fraud Coverage or the Combined Bankruptcy Coverage, as applicable, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(d)(i) or this paragraph (I)(d)(ii) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class III-P-L Principal Balance;

          (iii) third, to the Class C-B-1-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (iv) fourth, to the Class C-B-1-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (v) fifth, to the Class C-B-1-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-1-L Principal Balance has been reduced to zero;

          (vi) sixth, to the Class C-B-2-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (vii) seventh, to the Class C-B-2-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (viii) eighth, to the Class C-B-2-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-2-L Principal Balance has been reduced to zero;

          (ix) ninth, to the Class C-B-3-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (x) tenth, to the Class C-B-3-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xi) eleventh, to the Class C-B-3-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-3-L Principal Balance has been reduced to zero;

          (xii) twelfth, to the Class C-B-4-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xiii) thirteenth, to the Class C-B-4-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xiv) fourteenth, to the Class C-B-4-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-4-L Principal Balance has been reduced to zero;

          (xv) fifteenth, to the Class C-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xvi) sixteenth, to the Class C-B-5-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xvii) seventeenth, to the Class C-B-5-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-5-L Principal Balance has been reduced to zero;

          (xviii) eighteenth, to the Class C-B-6-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests remaining unpaid from previous Distribution Dates;

          (xix) nineteenth, to the Class C-B-6-L Regular Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date;

          (xx) twentieth, to the Class C-B-6-L Regular Interests, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Regular Interests pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-6-L Principal Balance has been reduced to zero;

          (xxi) twenty-first, to the Certificate Insurer, pro rata, the sum of the Class II-A-3 Reimbursement Amount, the Class III-A-6 Reimbursement Amount and the Class III-A-7 Reimbursement Amount;

          (xxii) twenty-second, to each Class of Group C-B-L Regular Interests in the order of seniority, the remaining portion, if any, of the REMIC I Available Distribution Amount for Loan Group II and Loan Group III, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph (I)(d)(xxii) of this definition of "REMIC I Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group C-B-L Regular Interests; and

          (xxiii) twenty-third, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group II and Loan Group III for such Distribution Date;

     Notwithstanding the foregoing, (X) on any Distribution Date occurring on or after the date on which the aggregate Class Principal Balance of the Group II-A-L Regular Interests or the Group III-A-L Regular Interests has been reduced to zero, the remaining Class A Regular Interests of the other Regular Interest Group will be entitled to receive as principal, in addition to any principal payments otherwise described above, all amounts in respect of principal on the Mortgage Loans in the Loan Group relating to the Class A-L Regular Interests that have been paid in full (after distributions of principal to the Class III-P-L Regular Interests pursuant to paragraph (I)(c)(i) above, if applicable), which amounts will be paid in accordance with paragraphs (I)(b)(iii) or
(I)(c)(iv) above, as applicable, to the extent of and in reduction of the Class Principal Balances thereof, prior to any distributions of principal to the Group C-B Regular Interests in paragraph (I)(d) above, provided, however, that principal will not be distributed as set forth above if on such Distribution Date (a) the Group C-B Percentage for such Distribution Date is greater than or equal to 200% of the Group C-B Percentage as of the Closing Date and (b) the average outstanding principal balance of the Mortgage Loans in either of Loan Group II or Loan Group III delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by REMIC I and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Group C-B Loan Group Component Balance, is less than 50%, and (Y) if on any Distribution Date the aggregate Class Principal Balance of the Group II-A-L Regular Interests or the Group III-A-L Regular Interests is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group less, with respect to Loan Group III, the Class III-P Fraction of each Class III-P Mortgage Loan (the ?Undercollateralized Group?), then (i) the portion of the REMIC I Available Distribution Amount in respect of principal on the Mortgage Loans in the other Loan Group (the ?Overcollateralized Group?) (after distributions of principal to the Class A-L Regular Interests of the Overcollateralized Group and, if the Overcollateralized Group is Loan Group III, the Class III-P-L Regular Interests) will be distributed to the Class A-L Regular Interests of the Undercollateralized Group pursuant to paragraph (I)(b)(iii) or (I)(c)(iv) of this definition of "REMIC I Distribution Amount", as applicable, until the aggregate Class Principal Balance of the Class A-L Regular Interests of the Undercollateralized Group equals the aggregate Principal Balance of the Mortgage Loans in the related Loan Group less, with respect to Loan Group III, the Class III-P Fraction of each Class III-P Mortgage Loan and (ii) a portion of the REMIC I Available Distribution Amount of the Overcollateralized Group remaining after distributions to the Class III-P-L, Class X-L and Class A-L Regular Interests of the Overcollateralized Group pursuant to paragraphs (I)(b)(i) through (I)(b)(ii) or (I)(c)(i) through (I)(c)(iii), as applicable, equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 6.750% per annum plus any shortfall of interest on the Class A-L Regular Interests of the Undercollateralized Group remaining unpaid pursuant to paragraphs (I)(b)(i) or (I)(c)(ii) above, as applicable, after distributions on such Distribution Date, including accrued and unpaid interest on such shortfall at 6.750% per annum, will (1) be added to the REMIC I Available Distribution Amount of the Undercollateralized Group and distributed in accordance with the priorities as described in paragraphs (I)(b) or (I)(c) above, as applicable (any amount covering interest shortfalls and interest accrued thereon will be distributed to the applicable Class or Classes of Regular Interests on such Distribution Date in the priority described in paragraphs (I)(b)(i) or (I)(c)(ii) above, as applicable, pro rata according to their respective shares of such amount) and (2) be subtracted from the REMIC I Available Distribution Amount of the Overcollateralized Group.

     (II) For any Distribution Date on or after the Group I Credit Support Depletion Date or the Combined Credit Support Depletion Date, as applicable, the REMIC I Available Distribution Amount for each Loan Group shall be distributed to the outstanding Classes of REMIC I Regular Interests and the Class R-1 Certificates in the following amounts and priority:

     (a) With respect to the Group I-L Regular Interests and Class R-1 Certificates, on each Distribution Date on or after the Group I Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for Loan Group I remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P-L Regular Interests, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "REMIC I Distribution Amount";

          (ii) second, to the Class I-A-1-L and Class I-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(a)(ii) or (II)(a)(iii) of this definition of "REMIC I Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii)   third, to the Class I-A-1-L and Class I-X-L Regular
     Interests, the sum of the Interest Distribution Amounts for such Classes of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class I-A-1-L Regular Interests, the Group I Senior Principal Distribution Amount until the Class I-A-1-L Principal Balance has been reduced to zero; and

          (v) fifth, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group I for such Distribution Date;

     (b) With respect to the Group II-L and Group C-X-L Regular Interests and the Class R-1 Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for Loan Group II remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group II-A-L, Class R-2-L and Group C-X-L Regular Interests and the Class R-1 Certificates, the amount payable to each such Class of Regular Interests and Certificates on prior Distribution Dates pursuant to clause (I)(b)(i) or (II)(b)(ii) of this definition of "REMIC I Distribution Amount", and remaining unpaid, pro rata according to such amount;

          (ii) second, to the Group II-A-L, Class R-2-L and Group C-X-L Regular Interests and the Class R-1 Certificates, the sum of the Interest Distribution Amounts for such Classes of Regular Interests and Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that for purposes of the Interest Distribution Amount payable to the Group C-X-L Regular Interests pursuant to this paragraph (II)(b)(ii) of this definition of "REMIC I Distribution Amount", only the portion thereof derived from the Class C-X-1 Group II Notional Amount, the Class C-X-2 Group II Notional Amount and the Class C-X-3 Group II Notional Amount shall be payable pursuant to this paragraph (II)(b)(ii) of this definition of "REMIC I Distribution Amount";

          (iii) third, to the Group II-A-L and Class R-2-L Regular Interests and the Class R-1 Certificates, the Group II Senior Principal Distribution Amount, pro rata according to their respective Class Principal Balances;

          (iv) fourth, to the Certificate Insurer, the Class II-A-3 Reimbursement Amount; and

          (v) fifth, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group II for such Distribution Date;

     (c) With respect to the Group III-L and Group C-X-L Regular Interests and Class R-1 Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the REMIC I Available Distribution Amount for Loan Group III remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P-L Regular Interests, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(c)(i) of this definition of "REMIC I Distribution Amount";

          (ii) second, to the Group III-A-L and Group C-X-L Regular Interests, the amount payable to each such Class of Regular Interests on prior Distribution Dates pursuant to clause (I)(c)(ii) or (II)(c)(iii) of this definition of "REMIC I Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii)   third, to the Group III-A-L and Group C-X-L Regular
     Interests, the Interest Distribution Amount for such Class of Regular Interests for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that for purposes of the Interest Distribution Amount payable to the Group C-X-L Regular Interests pursuant to this paragraph (II)(c)(iii) of this definition of "REMIC I Distribution Amount", only the portion thereof derived from the Class C-X-1 Group III Notional Amount, the Class C-X-2 Group III Notional Amount and the Class C-X-3 Group III Notional Amount shall be payable pursuant to this paragraph (II)(c)(iii) of this definition of "REMIC I Distribution Amount";

          (iv) fourth, to the Group III-A-L Regular Interests, the Group III Senior Principal Distribution Amount, pro rata according to their respective Class Principal Balances;

          (v) fifth, to the Certificate Insurer, the Class III-A-6 Reimbursement Amount and the Class III-A-7 Reimbursement Amount; and

          (vi) sixth, to the Class R-1 Certificates, the Residual Distribution Amount for Loan Group III for such Distribution Date.

     (III) The amounts distributed to the REMIC I Regular Interests pursuant to this definition of "REMIC I Distribution Amount" on each Distribution Date shall be deemed distributed to the Certificates (other than the Class R-1 Certificates) of the Corresponding Class in the following manner:

     (a) With respect to the Group I and Class R-2 Certificates, to the extent of the REMIC II Available Distribution Amount for the Group I Certificates:

          (i) to each Class of Group I Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

          (ii) to the Class R-2 Certificates, the applicable Residual Distribution Amount, if any.

     (b)   With respect to the Group II, Group C-X and Class R-2
Certificates, to the extent of the REMIC II Available Distribution Amount for the Group II Certificates:

          (i) to each Class of Group II Certificates other than the Class II-A-1 and Class II-A-5 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date;

          (ii) (A) to the Class II-A-1 Certificates, the amounts distributed as principal to its Corresponding Class on such Distribution Date and (B) to the Class II-A-1 and Class II-A-5 Certificates, the amounts distributed as interest to the Class II-A-1-L Regular Interests on such Distribution Date concurrently as follows: (I) to the Class II-A-1 Certificates, an amount equal to the product of 1/12 of the Class II-A-1 Remittance Rate and the Class II-A-1 Principal Balance (before allocating Realized Losses and giving effect to distributions of principal and interest, in each case, on such Distribution Date); and (II) to the Class II-A-5 Certificates, an amount equal to the product of 1/12 of the Class II-A-5 Remittance Rate and the Class II-A-5 Notional Amount before such Distribution Date;

          (iii) to each Class of Group C-X Certificates, the amounts distributed to the Group C-X-L Regular Interests on such Distribution Date pursuant to paragraphs (I)(b) and (II)(b) of this definition of "REMIC I Distribution Amount"; and

          (iv) to the Class R-2 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date.

     (c) With respect to the Group III and Group C-X Certificates, to the extent of the REMIC II Available Distribution Amount for the Group III
Certificates:

          (i) to each Class of Group III Certificates other than the Class III-A-1 and Class III-A-2 Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

          (ii) (A) to the Class III-A-1 Certificates, the amounts distributed as principal to its Corresponding Class on such Distribution Date and (B) to the Class III-A-1 and Class III-A-2 Certificates, the amounts distributed as interest to the Class III-A-1-L Regular Interests on such Distribution Date concurrently as follows: (I) to the Class III-A-1 Certificates, an amount equal to the product of 1/12 of the Class III-A-1 Remittance Rate and the Class III-A-1 Principal Balance (before allocating Realized Losses and giving effect to distributions of principal and interest, in each case, on such Distribution Date); and (II) to the Class III-A-2 Certificates, an amount equal to the product of 1/12 of the Class III-A-2 Remittance Rate and the Class III-A-2 Notional Amount before such Distribution Date; and

          (iii) to each Class of Group C-X Certificates, the amounts distributed to the Group C-X-L Regular Interests on such Distribution Date pursuant to paragraphs (I)(c) and (II)(c) of this definition of "REMIC I Distribution Amount".

     (d) With respect to the Group C-B and Class R-2 Certificates, to the extent of the REMIC II Available Distribution Amount for the Group C-B
Certificates:

          (i) to each Class of Group C-B Certificates, the amounts distributed to its Corresponding Class on such Distribution Date; and

          (iv) to the Class R-2 Certificates, the applicable Residual Distribution Amount, if any.

     In each case where a distribution is deemed to be made concurrently to two or more Classes of Certificates pursuant to this clause (III) of this definition of "REMIC I Distribution Amount", if the portion of the REMIC II Available Distribution Amount from which such deemed distribution is required to be made is insufficient to make such distribution in full to such Classes of Certificates, such distribution shall be allocated between such Classes of Certificates pro rata according to the respective amounts to which they are otherwise entitled from such distribution.

     REMIC I REGULAR INTEREST: The Group I-L, Group II-L, Group III-L, Group C-X-L and Group C-B-L Regular Interests.

     REMIC I TRUST FUND: The corpus of the trust created pursuant to Section
2.01 of this Agreement. The REMIC I Trust Fund consists of (i) the Mortgage Loans and all rights pertaining thereto; (ii) such assets as from time to time may be held by the Trustee (or its duly appointed agent) in the Certificate Account or the Investment Account (except amounts representing the Master Servicing Fee or the Servicing Fee); (iii) such assets as from time to time may be held by Servicers in a Custodial Account for P&I or Custodial Account for Reserves related to the

Mortgage Loans (except amounts representing the Master Servicing Fee or the Servicing Fee); (iv) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure or, in the case of a Cooperative Loan, a similar form of conversion, after the Cut-Off Date; (v) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; and (vi) with respect to the Insured Certificates only, the Certificate Insurance Policies.

     REMIC II: The segregated pool of assets consisting of the REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the Certificateholders (other than the Class R-1 Certificateholders) pursuant to
Section 2.05, with respect to which a separate REMIC election is to be made.

     REMIC II AVAILABLE DISTRIBUTION AMOUNT: With respect to the Group I Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group I-L Regular Interests. With respect to the Group II Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group II-L Regular Interests and the portion of the distributions with respect to the Group C-X-L Regular Interests paid pursuant to paragraph
(I)(b) or (II)(b) of the definition of "REMIC I Distribution Amount". With respect to the Group III Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group III-L Regular Interests and the portion of the distributions with respect to the Group C-X-L Regular Interests paid pursuant to paragraph (I)(c) or (II)(c) of the definition of "REMIC I Distribution Amount". With respect to the Group C-B Certificates, on any Distribution Date, the aggregate of all distributions with respect to the Group C-B-L Regular Interests.

     REMIC II DISTRIBUTION AMOUNT:   (I) For any Distribution Date prior to the
Group I Credit Support Depletion Date or the Combined Credit Support Depletion Date, as applicable, the REMIC II Available Distribution Amount for each Certificate Group shall be distributed to the Certificates (other than the Class R-1 Certificates) of such Certificate Group in the following amounts and priority:

     (a) With respect to the Group I Certificates, on any Distribution Date prior to the Group I Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I Certificates remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P Certificates, the aggregate for all Class I-P Mortgage Loans of the product for each Class I-P Mortgage Loan of the applicable Class I-P Fraction and the sum of (x) scheduled payments of principal on such Class I-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class I-P Mortgage Loan during the Prior Period of (1) Curtailments,
     (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4)

     Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class I-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Class I-A-1 and Class I-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (iii) third, to the Class I-A-1 and Class I-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class I-A-1 Certificates, as principal, the Group I Senior Principal Distribution Amount;

          (v) fifth, to the Class I-P Certificates, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class I-P Certificates on previous Distribution Dates pursuant to clause (I)(a)(vi) of this definition of "REMIC II Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (vi) sixth, to the Class I-P Certificates, to the extent of amounts otherwise available to pay the Group I Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, an amount equal to the Class I-P Fraction of any Realized Loss on a Class I-P Mortgage Loan, other than a Special Hazard Loss, Fraud Loss or Bankruptcy Loss in excess of the Group I Special Hazard Coverage, Group I Fraud Coverage or Group I Bankruptcy Coverage, as applicable, provided, however, that any amounts distributed in respect of losses pursuant to paragraph (I)(a)(v) or this paragraph (I)(a)(vi) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class I-P Principal Balance;

          (vii) seventh, to the Class I-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (viii) eighth, to the Class I-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (ix) ninth, to the Class I-B-1 Certificates, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-1 Principal Balance has been reduced to zero;

          (x) tenth, to the Class I-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xi) eleventh, to the Class I-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xii) twelfth, to the Class I-B-2 Certificates, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-2 Principal Balance has been reduced to zero;

          (xiii) thirteenth, to the Class I-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiv) fourteenth, to the Class I-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xv) fifteenth, to the Class I-B-3 Certificates, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-3 Principal Balance has been reduced to zero;

          (xvi) sixteenth, to the Class I-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvii) seventeenth, to the Class I-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xviii) eighteenth, to the Class I-B-4 Certificates, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-4 Principal Balance has been reduced to zero;

          (xix) nineteenth, to the Class I-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xx) twentieth, to the Class I-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxi) twenty-first, to the Class I-B-5 Certificates, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-5 Principal Balance has been reduced to zero;

          (xxii) twenty-second, to the Class I-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xxiii) twenty-third, to the Class I-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xxiv) twenty-fourth, to the Class I-B-6 Certificates, the portion of the Group I Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group I Subordinate Principal Distribution Amount", until the Class I-B-6 Principal Balance has been reduced to zero;

          (xxv) twenty-fifth, to each Class of Group I-B Certificates in the order of seniority, the remaining portion, if any, of the REMIC II Available Distribution Amount for the Group I Certificates, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph
     (I)(a)(xxv) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group I-B Certificates; and

          (xxvi) twenty-sixth, to the Class R-2 Certificates, the Residual Distribution Amount for the Group I Certificates for such Distribution Date;

     (b) With respect to the Group II, Group C-X and Class R-2 Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II Certificates remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group II-A, Class R-2 and Group C-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

          (ii) second, to the Group II-A, Class R-2 and Group C-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that for purposes of the Interest Distribution Amount payable to the Group C-X Certificates pursuant to paragraph (I)(b)(i) or this paragraph (I)(b)(ii) of this definition of "REMIC II Distribution Amount", only the portion thereof derived from the Class C-X-1 Group II Notional Amount, the Class C-X-2 Group II Notional Amount and the Class C-X-3 Group II Notional Amount shall be payable pursuant to paragraph (I)(b)(i) or this paragraph
     (I)(b)(ii) of this definition of "REMIC II Distribution Amount"; and

          (iii) third, to the Group II-A (other than the Class II-A-5 Certificates) and Class R-2 Certificates, as principal, the Group II Senior Principal Distribution Amount, as follows;

                  (a) first, to the Class II-A-4 Certificates, an amount, up to the amount of the Class II-A-4 Lockout Principal Distribution Amount for such Distribution Date, until the Class II-A-4 Principal Balance has been reduced to zero;

                  (b) second, to the Class R-2 Certificates, the portion of the Group II Senior Principal Distribution Amount remaining after the distribution set forth in paragraph (I)(b)(iii)(a) of this definition of "REMIC II Distribution Amount", until the Class R-2 Principal Balance has been reduced to zero;

              (c) third, to the Class II-A-1 Certificates, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a) and (b) of this definition of "REMIC II Distribution Amount", until the Class II-A-1 Principal Balance has been reduced to zero;

              (d) fourth, to the Class II-A-2 Certificates, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a)-(c) of this definition of "REMIC II Distribution Amount", until the Class II-A-2 Principal Balance has been reduced to zero;

              (e) fifth, to the Class II-A-3 Certificates, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a)-(d) of this definition of "REMIC II Distribution Amount", until the Class II-A-3 Principal Balance has been reduced to zero; and

              (f) sixth, to the Class II-A-4 Certificates, the portion of the Group II Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(b)(iii)(a)-(e) of this definition of "REMIC II Distribution Amount", until the Class II-A-4 Principal Balance has been reduced to zero;

     (c) With respect to the Group III and Group C-X Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group III Certificates remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P Certificates, the aggregate for all Class III-P Mortgage Loans of the product for each Class III-P Mortgage Loan of the applicable Class III-P Fraction and the sum of (x) scheduled payments of principal on such Class III-P Mortgage Loan due on or before the related Due Date in respect of which no distribution has been made on any previous Distribution Date and which were received by the Determination Date, or which have been advanced as part of a Monthly P&I Advance with respect to such Distribution Date, (y) the principal portion received in respect of such Class III-P Mortgage Loan during the Prior Period of (1) Curtailments, (2) Insurance Proceeds, (3) the amount, if any, of the principal portion of the Purchase Price paid pursuant to a Purchase Obligation or any repurchase of a Mortgage Loan permitted hereunder and (4) Liquidation Proceeds and (z) the principal portion of Payoffs received in respect of such Class III-P Mortgage Loan during the Payoff Period;

          (ii) second, to the Group III-A and Group C-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts; provided, however, that on or before the Class III-A-5 Accretion Termination Date, the amount that would otherwise be payable to the Class III-A-5 Certificates pursuant to this clause (I)(c)(ii) will be paid instead as principal as set forth in clause (I)(c)(iii)(b) of this definition of "REMIC II Distribution Amount";

          (iii) third,

                (a) to the Group III-A and Group C-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that on or before the Class III-A-5 Accretion Termination Date, the amount that would otherwise be payable to the Class III-A-5 Certificates pursuant to this clause (I)(c)(iii)(a) will be paid instead as principal as set forth in clause (I)(c)(iii)(b) of this definition of "REMIC II Distribution Amount"; provided, further, however, that for purposes of the Interest Distribution Amount payable to the Group C-X Certificates pursuant to paragraph (I)(c)(ii) or this paragraph
          (I)(c)(iii)(a) of this definition of "REMIC II Distribution Amount", only the portion thereof derived from the Class C-X-1 Group III Notional Amount, the Class C-X-2 Group III Notional Amount and the Class C-X-3 Group III Notional Amount shall be payable pursuant to paragraph (I)(c)(ii) or this paragraph (I)(c)(iii)(a) of this definition of "REMIC II Distribution Amount";

                (b) on or before the Class III-A-5 Accretion Termination Date, the Class III-A-5 Accrual Amount, as principal, as follows:

                    (1) first, to the Class III-A-3 and Class III-A-4 Certificates, pro rata, to the extent necessary to reduce the Class III-A-3 Principal Balance and the Class III-A-4 Principal Balance to their respective Targeted Principal Balances for such Distribution Date; and

                    (2) second, to the Class III-A-5 Certificates, until the Class III-A-5 Principal Balance has been reduced to zero;

          (iv) fourth, to the Group III-A Certificates (other than the Class III-A-2 Certificates), as principal, the Group III Senior Principal Distribution Amount, as follows;

                (a) first, to the Class III-A-8 Certificate, an amount, up to the amount of the Class III-A-8 Lockout Principal Distribution Amount for such Distribution Date, until the Class III-A-8 Principal Balance has been reduced to zero;

                (b) second, the portion of the Group III Senior Principal Distribution Amount remaining after the distribution set forth in paragraph (I)(c)(iv)(a) of this definition of "REMIC II Distribution Amount", until the aggregate Class Principal Balance of the Class III-A-1, Class III-A-3, Class III-A-4 and Class III-A-5 Certificates has been reduced to $17,000,000, sequentially, as follows:

                    (1) first, to the Class III-A-1 Certificates, to the extent necessary to reduce the Class III-A-1 Principal Balance to its Planned Principal Balance for such Distribution Date;

                    (2) second, to the Class III-A-3 and Class III-A-4 Certificates, pro rata, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph
                (I)(c)(iii)(b) of this definition of "REMIC II Distribution Amount", to the extent necessary to reduce the Class III-A-3 Principal Balance and the Class III-A-4 Principal Balance to their respective Targeted Principal Balances for such Distribution Date;

                    (3) third, to the Class III-A-5 Certificates, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph (I)(c)(iii)(b) of this definition of "REMIC II Distribution Amount", until the Class III-A-5 Principal Balance has been reduced to zero;

                    (4) fourth, to the Class III-A-3 and Class III-A-4 Certificates, pro rata, until the aggregate Class Principal Balance of the Class III-A-3 and Class III-A-4 Certificates has been reduced to zero; and

                    (5) fifth, to the Class III-A-1 Certificates, until the Class III-A-1 Principal Balance has been reduced to zero;

                (c) third, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(c)(iv)(a) and (b) of this definition of "REMIC II Distribution Amount", until the Class III-A-6 Principal Balance has been reduced to zero, concurrently, as follows:

                    (1)  19.0476190476% to the Class III-A-6 Certificates; and

                    (2)  80.9523809524% sequentially, as follows:

                         (A) first, to the Class III-A-1 Certificates, to the extent necessary to reduce the Class III-A-1 Principal Balance to its Planned Principal Balance for such Distribution Date;

                         (B) second, to the Class III-A-3 and Class III-A-4 Certificates, pro rata, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph (I)(c)(iii)(b) of this definition of "REMIC II Distribution Amount", to the extent necessary to reduce the Class III-A-3 Principal Balance and the Class III-A-4 Principal Balance to their respective Targeted Principal Balances for such Distribution Date;

                         (C) third, to the Class III-A-5 Certificates, after giving effect to the distribution of the Class III-A-5 Accrual Amount as set forth in paragraph (I)(c)(iii)(b) of this definition of "REMIC II Distribution Amount", until the Class III-A-5 Principal Balance has been reduced to zero;

                         (D) fourth, to the Class III-A-3 and Class III-A-4 Certificates, pro rata, until the aggregate Class Principal Balance of the Class III-A-3 and Class III-A-4 Certificates has been reduced to zero; and

                         (E) fifth, to the Class III-A-1 Certificates, until the Class III-A-1 Principal Balance has been reduced to zero;

                (d) fourth, to the Class III-A-7 Certificates, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(c)(iv)(a)-(c) of this definition of "REMIC II Distribution Amount", until the Class III-A-7 Principal Balance has been reduced to zero; and

                (e) fifth, to the Class III-A-8 Certificates, the portion of the Group III Senior Principal Distribution Amount remaining after the distributions set forth in paragraphs (I)(c)(iv)(a)-(d) of this definition of "REMIC II Distribution Amount", until the Class III-A-8 Principal Balance has been reduced to zero;

     (d) With respect to the Class III-P, Group C-B and Class R-2 Certificates, on any Distribution Date prior to the Combined Credit Support Depletion Date and subject to the payment of the amounts pursuant to paragraph (I)(b) and paragraph
(I)(c) of this definition of "REMIC II Distribution Amount", and to the extent of the REMIC II Available Distribution Amount for the Group II, Group III and Group C-B Certificates remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P Certificates, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, the amount payable to the Class III-P Certificates on previous Distribution Dates pursuant to clause (I)(d)(ii) of this definition of "REMIC II Distribution Amount" and remaining unpaid from such previous Distribution Dates;

          (ii) second, to the Class III-P Certificates, to the extent of amounts otherwise available to pay the Group C-B Subordinate Principal Distribution Amount (without regard to clause (B) of the definition thereof) on such Distribution Date, principal in an amount equal to the Class III-P Fraction of any Realized Loss on a Class III-P Mortgage Loan, other than a Special Hazard Loss in excess of the Combined Special Hazard Coverage, a Fraud Loss in excess of the Combined Fraud Coverage or a Bankruptcy Loss in excess of the Combined Bankruptcy Coverage, as applicable, provided that any amounts distributed in respect of losses pursuant to paragraph (I)(d)(i) or this paragraph

     (I)(d)(ii) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class III-P Principal Balance;

          (iii) third, to the Class C-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (iv) fourth, to the Class C-B-1 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (v) fifth, to the Class C-B-1 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-1 Principal Balance has been reduced to zero;

          (vi) sixth, to the Class C-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (vii) seventh, to the Class C-B-2 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (viii) eighth, to the Class C-B-2 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-2 Principal Balance has been reduced to zero;

          (ix) ninth, to the Class C-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (x) tenth, to the Class C-B-3 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xi) eleventh, to the Class C-B-3 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-3 Principal Balance has been reduced to zero;

          (xii) twelfth, to the Class C-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xiii) thirteenth, to the Class C-B-4 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xiv) fourteenth, to the Class C-B-4 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-4 Principal Balance has been reduced to zero;

          (xv) fifteenth, to the Class C-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xvi) sixteenth, to the Class C-B-5 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xvii) seventeenth, to the Class C-B-5 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-5 Principal Balance has been reduced to zero;

          (xviii) eighteenth, to the Class C-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates remaining unpaid from previous Distribution Dates;

          (xix) nineteenth, to the Class C-B-6 Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date;

          (xx) twentieth, to the Class C-B-6 Certificates, the portion of the Group C-B Subordinate Principal Distribution Amount allocable to such Class of Certificates pursuant to the definition of "Group C-B Subordinate Principal Distribution Amount", until the Class C-B-6 Principal Balance has been reduced to zero;

          (xxi) twenty-first, to each Class of Group C-B Certificates in the order of seniority, the remaining portion, if any, of the REMIC II Available Distribution Amount for the Group II, Group III and Group C-B Certificates, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any, provided that any amounts distributed pursuant to this paragraph (I)(d)(xxi) of this definition of "REMIC II Distribution Amount" shall not cause a further reduction in the Class Principal Balances of the Group C-B Certificates; and

          (xxii) twenty-second, to the Class R-2 Certificates, the Residual Distribution Amount for the Group II, Group III and Group C-B Certificates for such Distribution Date;

     Notwithstanding the foregoing, (X) on any Distribution Date occurring on or after the date on which the aggregate Class Principal Balance of the Group II-A or Group III-A Certificates has been reduced to zero, the remaining Class A Certificates of the other Certificate Group will be entitled to receive as principal, in addition to any principal payments otherwise described above, all amounts in respect of principal on the Mortgage Loans in the Loan Group relating to the Class A Certificates that have been paid in full (after distributions of principal to the Class III-P Certificates pursuant to paragraph (I)(c)(i) above, if applicable), which amounts will be paid in accordance with paragraphs
(I)(b)(iii) or (I)(c)(iv) of this definition of "REMIC II Distribution Amount", as applicable, to the extent of and in reduction of the Class Principal Balances thereof, prior to any distributions of principal to the Group C-B Certificates in paragraph (I)(d) of this definition of "REMIC II Distribution Amount", provided, however, that principal will not be distributed as set forth above if on such Distribution Date (a) the Group C-B Percentage for such

Distribution Date is greater than or equal to 200% of the Group C-B Percentage as of the Closing Date and (b) the average outstanding principal balance of the Mortgage Loans in either of Loan Group II or Loan Group III delinquent 60 days or more over the last six months (including Mortgage Loans in foreclosure and Mortgage Loans the property of which is held by REMIC I and acquired by foreclosure or deed in lieu of foreclosure), as a percentage of the related Group C-B Loan Group Component Balance, is less than 50%, and (Y) if on any Distribution Date the aggregate Class Principal Balance of the Group II-A Certificates or Group III-A Certificates is greater than the aggregate Principal Balance of the Mortgage Loans in the related Loan Group less, with respect to Loan Group III, the Class III-P Fraction of each Class III-P Mortgage Loan (the ?Undercollateralized Group?), then (i) the portion of the REMIC II Available Distribution Amount in respect of principal on the Mortgage Loans in the other Loan Group (the ?Overcollateralized Group?) (after distributions of principal to the Class A Certificates related to the Overcollateralized Group and, if the Overcollateralized Loan Group is Loan Group III, the Class III-P Certificates) will be distributed to the Class A Certificates of the Undercollateralized Group pursuant to paragraph (I)(b)(iii) or (I)(c)(iv) of this definition of "REMIC II Distribution Amount", as applicable, until the aggregate Class Principal Balance of the Class A Certificates of the Undercollateralized Group equals the aggregate Principal Balance of the Mortgage Loans in the related Loan Group less, with respect to Loan Group III, the Class III-P Fraction of each Class III-P Mortgage Loan, and (ii) a portion of the REMIC II Available Distribution Amount of the Overcollateralized Group remaining after distributions to the Class III-P, Class X and Class A Certificates of the Overcollateralized Group pursuant to paragraphs (I)(b)(i) through (I)(b)(ii) or (I)(c)(i) through
(I)(c)(iii), as applicable, equal to one month's interest on the amount by which the Undercollateralized Group is undercollateralized at 6.750% per annum, plus any shortfall of interest on the Class A Certificates of the Undercollateralized Group remaining unpaid pursuant to paragraphs (I)(b)(i) or (I)(c)(ii) above, as applicable, after distributions on such Distribution Date, including accrued and unpaid interest on such shortfall at 6.750% per annum, will (1) be added to the REMIC II Available Distribution Amount of the Undercollateralized Group and distributed in accordance with the priorities set forth in paragraphs (I)(b) or
(I)(c) above, as applicable (any amount covering interest shortfalls and interest accrued thereon will be distributed to the applicable Class or Classes of Certificates on such Distribution Date in the priority described in paragraphs (I)(b)(i) or (I)(c)(ii) above, as applicable, pro rata according to their respective shares of such amount) and (2) be subtracted from the REMIC II Available Distribution Amount of the Overcollateralized Group.

     (II) For any Distribution Date on or after the Group I Credit Support Depletion Date or the Combined Credit Support Depletion Date, as applicable, the REMIC II Available Distribution Amount for each Certificate Group shall be distributed to the outstanding Classes of Certificates of such Certificate Group in the following amounts and priority:

     (a) With respect to the Group I and Class R-2 Certificates, on each Distribution Date on or after the Group I Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group I Certificates remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class I-P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(a)(i) of this definition of "REMIC II Distribution Amount";

          (ii) second, to the Class I-A-1 and Class I-X Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(a)(ii) or (II)(a)(iii) of this definition of "REMIC II Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Class I-A-1 and Class I-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts;

          (iv) fourth, to the Class I-A-1 Certificates, as principal, the Group I Senior Principal Distribution Amount until the Class I-A-1 Principal Balance has been reduced to zero; and

          (v) fifth, to the Class R-2 Certificates, the Residual Distribution Amount for the Group I Certificates for such Distribution Date;

     (b) With respect to the Group II, Group C-X and Class R-2 Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group II Certificates remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Group II-A, Class R-2 and Group C-X Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(b)(i) or (II)(b)(ii) of this definition of "REMIC II Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (ii) second, to the Group II-A, Class R-2 and Group C-X Certificates, the sum of the Interest Distribution Amounts for such Classes of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that for purposes of the Interest Distribution Amount payable to the Group C-X Certificates pursuant to this paragraph (II)(b)(ii) of this definition of "REMIC II Distribution Amount", only the portion thereof derived from the Class C-X-1 Group II Notional Amount, the Class C-X-2 Group II Notional Amount and the Class C-X-3 Group II Notional Amount shall be payable pursuant to this paragraph (II)(b)(ii) of this definition of "REMIC II Distribution Amount";


          (iii) third, to the Class R-2 and Group II-A Certificates (other than the Class II-A-5 Certificates), the Group II Senior Principal Distribution Amount, pro rata according to their respective Class Principal Balances; and

          (iv) fourth, to the Class R-2 Certificates, the Residual Distribution Amount for the Group II Certificates for such Distribution Date;


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

     (c) With respect to the Group III, Group C-X and Class R-2 Certificates, on each Distribution Date on or after the Combined Credit Support Depletion Date, to the extent of the REMIC II Available Distribution Amount for the Group III Certificates remaining following prior distributions, if any, on such Distribution Date:

          (i) first, to the Class III-P Certificates, principal in the amount that would otherwise be distributed to such Class on such Distribution Date pursuant to clause (I)(c)(i) of this definition of "REMIC II Distribution Amount";

          (ii) second, to the Group III-A and Group C-X Certificates, the amount payable to each such Class of Certificates on prior Distribution Dates pursuant to clause (I)(c)(ii) or (II)(c)(iii) of this definition of "REMIC II Distribution Amount", and remaining unpaid, pro rata according to such amount payable to the extent of amounts available;

          (iii) third, to the Group III-A and Group C-X Certificates, the Interest Distribution Amount for such Class of Certificates for the current Distribution Date, pro rata according to their respective Interest Distribution Amounts; provided, however, that for purposes of the Interest Distribution Amount payable to the Group C-X Certificates pursuant to this paragraph (II)(c)(iii) of this definition of "REMIC II Distribution Amount", only the portion thereof derived from the Class C-X-1 Group III Notional Amount, the Class C-X-2 Group III Notional Amount and the Class C-X-3 Group III Notional Amount shall be payable pursuant to this paragraph
     (II)(c)(iii) of this definition of "REMIC II Distribution Amount";

          (iv) fourth, to the Group III-A Certificates (other than the Class III-A-2 Certificates), the Group III Senior Principal Distribution Amount, pro rata according to their respective Class Principal Balances; and

          (v) fifth, to the Class R-2 Certificates, the Residual Distribution Amount for the Group III Certificates for such Distribution Date.

     REMIC II TRUST FUND: The REMIC II Trust Fund created pursuant to Section
2.05 of this Agreement. The REMIC II Trust Fund consists of the REMIC I Regular Interests to be held by the Trustee for the benefit of the Holders from time to time of the Certificates issued hereunder (other than the Class R-1 Certificates).

     REMITTANCE RATE: For each Class of Certificates and REMIC I Regular Interests, the per annum rate set forth as the Remittance Rate for such Class in the Preliminary Statement hereto.

     RESIDUAL CERTIFICATES: With respect to REMIC I, the Class R-1 Certificates, which are being issued in a single class, and with respect to REMIC II, the Class R-2 Certificates, which are being issued in a single class. The Class R-1 and Class R-2 Certificates are hereby designated the sole Class of "residual interests" in REMIC I and REMIC II, respectively, for purposes of
Section 860G(a)(2) of the Code.

     RESIDUAL DISTRIBUTION AMOUNT: On any Distribution Date, with respect to the Class R-1 Certificates, any portion of the REMIC I Available Distribution Amount remaining after all distributions to the REMIC I Regular Interests and Class R-1 Certificates and payment of the Class II-A-3 Reimbursement Amount, the Class III-A-6 Reimbursement Amount and the Class III-A-7 Reimbursement Amount, or with respect to the Class R-2 Certificates, any portion of the REMIC II Available Distribution Amount remaining after all distributions to the Certificates (other than the Class R-1 Certificates). Upon termination of the obligations created by this Agreement and the REMIC I Trust Fund and REMIC II Trust Fund created hereby, the amounts which remain on deposit in the Certificate Account after payment to the Holders of the REMIC I Regular Interests of the amounts set forth in Section 9.01 of this Agreement, and subject to the conditions set forth therein, shall be distributed to the Class R-1 and Class R-2 Certificates in accordance with the preceding sentence of this definition as if the date of such distribution were a Distribution Date.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to and working in its Corporate Trust Department or similar group and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., provided that at any time it be a Rating Agency.

     SECURITIES ACT: The Securities Act of 1933, as amended.

     SECURITY AGREEMENT: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Stock.

     SELLING AND SERVICING CONTRACT: (a) The contract (including the PNC Mortgage Securities Corp. Selling Guide and PNC Mortgage Securities Corp. Servicing Guide to the extent incorporated by reference therein) between the Company and a Person relating to the sale of the Mortgage Loans to the Company and the servicing of such Mortgage Loans for the benefit of the Certificateholders, which contract is substantially in the form of Exhibit E hereto, as such contract may be amended or modified from time to time; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Certificateholders and (b) any other similar contract providing substantially similar rights and benefits as those provided by the forms of contract attached as Exhibit E hereto.

     SENIOR CERTIFICATES: The Group I Senior Certificates, the Group II Certificates, the Group III Certificates, the Group C-X Certificates, the Class R-1 Certificates and the Class R-2 Certificates.

     SENIOR SUBORDINATE CERTIFICATES: The Subordinate Certificates other than the Junior Subordinate Certificates.

     SERVICER: A mortgage loan servicing institution to which the Master Servicer has assigned servicing duties with respect to any Mortgage Loan under a Selling and Servicing Contract; provided, however, the Master Servicer may designate itself or one or more other mortgage loan servicing institutions as Servicer upon termination of an initial Servicer's servicing duties.

     SERVICING FEE: For each Mortgage Loan, the fee paid to the Servicer thereof to perform primary servicing functions for the Master Servicer with respect to such Mortgage Loan, equal to the per annum rate set forth for each Mortgage Loan in the Mortgage Loan Schedule on the outstanding Principal Balance of such Mortgage Loan.

     SERVICING OFFICER: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans or the Certificates, as applicable, whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

     SPECIAL HAZARD COVERAGE INITIAL AMOUNT: With respect to Loan Group I, $692,616 and with respect to and Loan Group II and Loan Group III, $4,237,068.

     SPECIAL HAZARD LOSS: The occurrence of any direct physical loss or damage to a Mortgaged Property not covered by a standard hazard maintenance policy with extended coverage which is caused by or results from any cause except: (i) fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, vandalism, aircraft, vehicles, smoke, sprinkler leakage, except to the extent of that portion of the loss which was uninsured because of the application of a co-insurance clause of any insurance policy covering these perils; (ii) normal wear and tear, gradual deterioration, inherent vice or inadequate maintenance of all or part thereof; (iii) errors in design, faulty workmanship or materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss; (iv) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by this definition of Special Hazard Loss; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power (de jure or de facto), or by an authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence; or (viii) seizure or destruction under quarantine or customs regulations, or confiscation by order of any government or public authority.

     STEP DOWN PERCENTAGE: For any Distribution Date, the percentage indicated below:

          DISTRIBUTION DATE OCCURRING IN     STEP DOWN PERCENTAGE
          ------------------------------     --------------------
          April 1998 through March 2003              0%
          April 2003 through March 2004             30%


                                          81

          April 2004 through March 2005             40%
          April 2005 through March 2006             60%
          April 2006 through March 2007             80%
          April 2007 and thereafter                100%

     STRIPPED INTEREST RATE: For each Group I Loan, Group II Loan and Group III Loan, the excess, if any, of the Pass-Through Rate for such Mortgage Loan over 6.750%.

     SUBORDINATE CERTIFICATES:  The Group I-B and Group C-B Certificates.

     SUBORDINATION LEVEL: On any specified date, with respect to any of the Group C-B Certificates or Group C-B Regular Interests, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Certificates or REMIC I Regular Interests which are subordinate in right of payment to such Class (provided that no Class of Group C-B Certificates and Group C-B-L Regular Interests shall be subordinate in right of payment to the Class C-B-6 Certificates or Class C-B-6-L Regular Interests, respectively) by the aggregate Class Principal Balances of the Group II, Group III and Group C-B Certificates or Group II-L, Group III-L and Group C-B-L Regular Interests, as applicable, as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group II Loans and the Group III Loans on such date. On any specified date, with respect to any of the Group I-B Certificates or Group I-B-L Regular Interests, the percentage obtained by dividing the sum of the Class Principal Balances of the Classes of Group I-B Certificates or Group I-B-L Regular Interests, as applicable, which are subordinate in right of payment to such Class (provided that no Class of Group I-B Certificates and Group I-B-L Regular Interests shall be subordinate in right of payment to the Class I-B-6 Certificates and Class I-B-6-L Regular Interests, respectively) by the aggregate Class Principal Balances of the Group I Certificates or Group I-B-L Regular Interests, as applicable, as of such date prior to giving effect to distributions of principal or interest or allocations of Realized Losses on the Group I Loans on such date.

     SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan which is substituted for another Mortgage Loan pursuant to and in accordance with the provisions of Section 2.02.

     TARGETED PRINCIPAL BALANCE: The respective amounts set forth in the table attached as Appendix B to the Prospectus, for the applicable Distribution Date, for each of the Class III-A-3 and Class III-A-4 Certificates, which amounts shall also constitute the "Targeted Principal Balance" for the Class III-A-3-L and Class III-A-4-L Regular Interests, respectively.

     TAX MATTERS PERSON: A Holder of the Class R-1 Certificate, with respect to REMIC I, and a Holder of the Class R-2 Certificate, with respect to REMIC II, in each case holding a Certificate having an Authorized Denomination of at least 0.01% or any Permitted Transferee of such Class R-1 or Class R-2 Certificateholder designated as succeeding to the position of Tax Matters Person with respect to the applicable trust fund in a notice to the Trustee signed by authorized representatives of the transferor and transferee of such Class R-1 or Class R-2 Certificate. If the Tax Matters Person for REMIC I or REMIC II becomes a Disqualified Organization, the last preceding Holder of such Authorized Denomination of the Class R-1 or Class R-2 Certificate, as applicable, that is not a Disqualified Organization shall be Tax Matters Person for such trust pursuant to Section 5.01(c). If any Person is appointed as tax matters person by the Internal Revenue Service pursuant to the Code, such Person shall be Tax Matters Person.

     TERMINATION DATE: The date upon which final payment of the Certificates will be made pursuant to the procedures set forth in Section 9.01(b).

     TERMINATION PAYMENT: The final payment delivered to the Certificateholders on the Termination Date pursuant to the procedures set forth in Section 9.01(b).

     TRANSFER: Any direct or indirect transfer or sale of, or directly or indirectly transferring or selling of any Ownership Interest in a Residual Certificate.

     TRANSFEREE: Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     TRANSFEREE AFFIDAVIT AND AGREEMENT: An affidavit and agreement in the form attached hereto as Exhibit J.

     TRUSTEE: U.S. Bank National Association, or its successor-in-interest as provided in Section 8.09, or any successor trustee appointed as herein provided.

     UNCOLLECTED INTEREST: With respect to any Distribution Date for any Mortgage Loan on which a Payoff was made by a Mortgagor during the related Payoff Period, except for Payoffs received during the period from the first through the 14th day of the month of such Distribution Date, an amount equal to one month's interest at the applicable Pass-Through Rate on such Mortgage Loan less the amount of interest actually paid by the Mortgagor with respect to such Payoff.

     UNCOMPENSATED INTEREST SHORTFALL: With respect to a Loan Group, for any Distribution Date, the excess, if any, of (i) the sum of (a) aggregate Uncollected Interest with respect to the Mortgage Loans in the related Loan Group and (b) aggregate Curtailment Shortfall with respect to the Mortgage Loans in the related Loan Group over (ii) Compensating Interest with respect to such Loan Group.

     UNDERWRITING STANDARDS: The underwriting standards of the Company, Headlands Mortgage Company and Penn Federal Savings Bank.

     UNINSURED CAUSE: Any cause of damage to a Mortgaged Property, the cost of the complete restoration of which is not fully reimbursable under the hazard insurance policies required to be maintained pursuant to Section 3.07.

     U.S. PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

     VA: The Department of Veterans Affairs, formerly known as the Veterans Administration, or any successor thereto.

     WITHDRAWAL DATE: Any day during the period commencing on the 18th day of the month of the related Distribution Date (or if such day is not a Business Day, the immediately preceding Business Day) and ending on the last Business Day prior to the 21st day of the month of such Distribution Date.

                                  ARTICLE II


CONVEYANCE OF THE TRUST FUNDS; REMIC ELECTION AND DESIGNATIONS; ORIGINAL
                           ISSUANCE OF CERTIFICATES

     Section 2.01. CONVEYANCE OF REMIC I; REMIC ELECTION AND DESIGNATIONS. A trust ("REMIC I") of which the Trustee is the trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificates. The purpose of REMIC I is to hold the REMIC I Trust Fund and provide for the issuance, execution and delivery of the Class R-1 Certificates. The assets of REMIC I shall consist of the REMIC I Trust Fund. REMIC I shall be irrevocable.

     The assets of REMIC I shall remain in the custody of the Trustee, on behalf of REMIC I, and shall be kept in REMIC I. Moneys to the credit of REMIC I shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC I will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC I, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC I to any Person, except as permitted herein. No creditor of a beneficiary of REMIC I, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC I, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby irrevocably sell, transfer, assign, set over and otherwise convey to the Trustee, in trust for the benefit of the Holders of REMIC I Regular Interests and the Class R-1 Certificates, without recourse, all the Company's right, title and interest in and to the REMIC I Trust Fund, including but not limited to (i) all scheduled payments of principal and interest due after the Cut-Off Date and received by the Company with respect to the Mortgage Loans at any time, and all Principal Prepayments received by the Company after the Cut-Off Date with respect to the Mortgage Loans (such transfer and assignment by the Company to be referred to herein as the "Conveyance"). The Trustee hereby accepts REMIC I created hereby and accepts delivery of the REMIC I Trust Fund on behalf of REMIC I and acknowledges that it holds the Mortgage Loans for the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificates issued pursuant to this Agreement. It is the express intent of the parties hereto that the Conveyance of the REMIC I Trust Fund to the Trustee by the Company as provided in this Section 2.01 be, and be construed as, an absolute sale of the REMIC I Trust Fund. It is, further, not the intention of the parties that such Conveyance be deemed a pledge of the REMIC I Trust

Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC I Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC I Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the Conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

     (I) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described in (i), (ii) and (iii) below: (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date; (ii) the Certificate Account, the Investment Account, the Custodial Accounts for P&I, the Custodial Accounts for Reserves, and all money or other property held therein; and (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool;

     (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

     (III) All cash and non-cash proceeds of the collateral described in (I) and
(II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages, the Security Agreements, Assignments of Proprietary Lease, Cooperative Stock Certificates, Cooperative Leases and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee at the direction of the Company shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC I Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     In connection with the sale, transfer and assignment referred to in the first paragraph of this Section 2.01, the Company, concurrently with the execution and delivery hereof, does deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee or Custodian the Mortgage Files for the Mortgage Loans, which shall on original issuance thereof and at all times be registered in the name of the Trustee.

     Concurrently with the execution and delivery hereof, the Company shall cause assignments of the Mortgage Loans to the Trustee to be recorded or filed, except in states where, in the opinion of counsel admitted to practice in such state acceptable to the Company, the Trustee and the Rating Agencies submitted in lieu of such recording or filing, such recording or filing is not required to protect the Trustee's interest in such Mortgage Loans against creditors of, or against sale, further assignments, satisfaction or discharge by the Lender, a Servicer, the Company or the Master Servicer, and the Company shall cause to be filed the Form UCC-3 assignment and Form UCC-1 financing statement referred to in clause (Y)(vii) and (ix), respectively, of the definition of "Mortgage File." In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements, if necessary, with regard to each financing statement and assignment relating to Cooperative Loans.

     In instances where the original recorded Mortgage or any intervening assignment thereof (recorded or in recordable form) relating to a Mortgage Loan cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery hereof (due to a delay on the part of the recording office), the Company may, in lieu of delivering such original documents, deliver to the Trustee a fully legible reproduction of the original Mortgage or intervening assignment provided that the related Lender or originator certifies on the face of such reproduction(s) or copy as follows: "Certified true and correct copy of original which has been transmitted for recordation." For purposes hereof, transmitted for recordation means having been mailed or otherwise delivered for recordation to the appropriate authority. In all such instances, the Company shall transmit the original recorded Mortgage and any intervening assignments with evidence of recording thereon (or a copy of such original Mortgage or intervening assignment certified by the applicable recording office)(collectively, "Recording Documents") to the Trustee within 270 days after the execution and delivery hereof. In instances where, due to a delay on the part of the recording office where any such Recording Documents have been delivered for recordation, the Recording Documents cannot be delivered to the Trustee within 270 days after execution and delivery hereof, the Company shall deliver to the Trustee within such time period a certificate (a "Company Officer's Certificate") signed by the Chairman of the Board, President, any Vice President or Treasurer of the Company stating the date by which the Company expects to receive such Recording Documents from the applicable recording office. In the event that Recording Documents have still not been received by the Company and delivered to the Trustee by the date specified in its previous Company Officer's Certificate delivered to the Trustee, the Company shall deliver to the Trustee by such date an additional Company Officer's Certificate stating a revised date by which the Company expects to receive the applicable Recording Documents. This procedure shall be repeated until the Recording Documents have been received by the Company and delivered to the Trustee.

     In instances where, due to a delay on the part of the title insurer, a copy of the title insurance policy for a particular Mortgage Loan cannot be delivered to the Trustee prior to or concurrently with the execution and delivery hereof, the Company shall provide a copy of such title insurance policy to the Trustee within 90 days after the Company's receipt of the Recording Documents necessary to issue such title insurance policy. In addition, the Company shall, subject to the limitations set forth in the preceding sentence, provide to the Trustee upon request therefor a duplicate title insurance policy for any Mortgage Loan.

     For Mortgage Loans for which the Company has received a Payoff after the Cut-Off Date and prior to the date of execution and delivery hereof, the Company, in lieu of delivering the above documents, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in
Section 3.10.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.01, and to enter into a Custodial Agreement for such purpose, provided, however, that the Trustee shall be and remain liable for the acts of any such Custodian only to the extent that it is responsible for its own acts hereunder.

     The Company and the Trustee agree that the Company, as agent for the Tax Matters Person, shall, on behalf of the REMIC I Trust Fund, elect to treat the REMIC I Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of REMIC I for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of REMIC I within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC I Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-1 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the REMIC I Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the REMIC I Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC I Trust Fund shall be conducted so as to qualify the REMIC I Trust Fund as a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as agent for such Tax Matters Person) on behalf of the REMIC I Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year and using an accrual method of accounting for the REMIC I Trust Fund when and as required by the REMIC Provisions and other applicable federal income tax laws; (b) make an election, on behalf of the trust, for the REMIC I Trust Fund to be treated as a REMIC on the federal tax return of the REMIC I Trust Fund for its first taxable year, in accordance with the REMIC Provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Holders of the REMIC I Regular Interests and the Class R-1 Certificates and the Trustee, all information reports as and when required to be provided to them in accordance with the REMIC Provisions, and make available the information necessary for the application of Section 860E(e) of the Code; (d) conduct the affairs of the REMIC I Trust Fund at all times that any REMIC I Regular Interests are outstanding so as to maintain the status of the REMIC I Trust Fund as a REMIC under the REMIC Provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC I Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC I Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified by the REMIC I Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     The Trustee and the Master Servicer shall promptly provide the Company with such information as the Company may from time to time request for the purpose of enabling the Company to prepare tax returns.

     In the event that a Mortgage Loan is discovered to have a defect which, had such defect been discovered before the startup day, would have prevented such Mortgage Loan from being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, and the Company does not repurchase such Mortgage Loan within 90 days of such date, the Master Servicer, on behalf of the Trustee, shall within 90 days of the date such defect is discovered sell such Mortgage Loan at such price as the Master Servicer in its sole discretion, determines to be the greatest price that will result in the purchase thereof within 90 days of such date, unless the Master Servicer delivers to the Trustee an Opinion of Counsel to the effect that continuing to hold such Mortgage Loan will not adversely affect the status of the electing portion of the REMIC I Trust Fund as a REMIC for federal income tax purposes.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC I Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the third preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Class R-1 Certificateholders. Notwithstanding anything to the contrary contained herein, the Trustee is hereby authorized to retain from amounts otherwise distributable to the Class R-1 Certificateholders on any Distribution Date sufficient funds to reimburse the Company in its capacity as agent for the Tax Matters Person for the payment of such tax (upon the written request of the Company, to the extent reimbursable, and to the extent that the Company has not been previously reimbursed therefor).


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     Section 2.02.  ACCEPTANCE BY TRUSTEE. The Trustee acknowledges receipt (or with respect to any Mortgage Loan subject to a Custodial Agreement, receipt by the Custodian thereunder) of the documents (or certified copies thereof as specified in Section 2.01) referred to in Section 2.01 above, but without having made the review required to be made within 45 days pursuant to this Section 2.02, and declares that as of the Closing Date it holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, and the REMIC I Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of the Holders from time to time of the REMIC I Regular Interests and Class R-1 Certificates. The Trustee agrees, for the benefit of the Holders of the REMIC I Regular Interests and Class R-1 Certificates, to review or cause the Custodian to review each Mortgage File within 45 days after the Closing Date and deliver to the Company a certification in the form attached as Exhibit M hereto, to the effect that all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File", known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In performing such review, the Trustee may rely upon the purported genuineness and due execution of any such document, and on the purported genuineness of any signature thereon. The Trustee shall not be required to make any independent examination of any documents contained in each Mortgage File beyond the review specifically required herein. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any Mortgage Loan. If the Trustee finds any document or documents constituting a part of a Mortgage File not to have been executed or received, or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule, the Trustee shall promptly so notify the Company. The Company hereby covenants and agrees that, if any such defect cannot be corrected or cured, the Company shall, not later than 60 days after the Trustee's notice to it respecting such defect, within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f)), either (i) repurchase the related Mortgage Loan from the Trustee at the Purchase Price, or (ii) substitute for any Mortgage Loan to which such defect relates a different mortgage loan (a "Substitute Mortgage Loan") which is a "qualified replacement mortgage" (as defined in the Code) and, (iii) after such three-month or two-year period, as applicable, the Company shall repurchase the Mortgage Loan from the Trustee at the Purchase Price but only if the Mortgage Loan is in default or default is, in the judgment of the Company, reasonably imminent. If such defect would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, repurchase or substitution must occur within the sooner of (i) 90 days from the date the defect was discovered or (ii) in the case of substitution, two years from the Closing Date.

     Such Substitute Mortgage Loan shall mature no later than, and not more than two years earlier than, have a principal balance and Loan-to-Value Ratio equal to or less than, and have a Pass-Through Rate on the date of substitution equal to or no more than 1% greater than the Mortgage Loan being substituted for. If the aggregate of the principal balances of the Substitute Mortgage Loans substituted for a Mortgage Loan is less than the Principal Balance of such


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

Mortgage Loan, the Company shall pay the difference in cash to the Trustee for deposit into the Certificate Account, and such payment by the Company shall be treated in the same manner as proceeds of the repurchase by the Company of a Mortgage Loan pursuant to this Section 2.02. Furthermore, such Substitute Mortgage Loan shall otherwise have such characteristics so that the representations and warranties of the Company set forth in Section 2.03 hereof would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. A Substitute Mortgage Loan may be substituted for a defective Mortgage Loan whether or not such defective Mortgage Loan is itself a Substitute Mortgage Loan.

     The Purchase Price for each repurchased Mortgage Loan shall be deposited by the Company in the Certificate Account and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company or its designee or assignee title to any Mortgage Loan released pursuant hereto. The obligation of the Company to repurchase or substitute any Mortgage Loan as to which such a defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Holders of the REMIC I Regular Interests or the Class R-1 Certificateholders or the Trustee on behalf of the Holders of the REMIC I Regular Interests or the Class R-1 Certificateholders.

     Section 2.03. REPRESENTATIONS AND WARRANTIES OF THE COMPANY CONCERNING THE MORTGAGE LOANS. With respect to the conveyance of the Mortgage Loans provided for in Section 2.01 herein, the Company hereby represents and warrants to the Trustee that as of the Cut-Off Date unless otherwise indicated:

          (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the Closing Date, other than with respect to Cooperative Loans, each Mortgage is a valid and enforceable (subject to Section 2.03(xvi)) first lien on an unencumbered estate in fee simple or leasehold estate in the related Mortgaged Property subject only to (a) liens for current real property taxes and special assessments; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal obtained in connection with the origination of the Mortgage Loan; (c) exceptions set forth in the title insurance policy relating to such Mortgage, such exceptions being acceptable to mortgage lending institutions generally; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage;

          (iii) As of the Closing Date, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any encumbrance or lien, and immediately upon the transfer and assignment herein contemplated, the Trustee shall have good title to,


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

     and will be the sole legal owner of, each Mortgage Loan, free and clear of any encumbrance or lien (other than any lien under this Agreement);

          (iv) As of the day prior to the Cut-Off Date, all payments due on each Mortgage Loan had been made and no Mortgage Loan had been delinquent (i.e., was more than 30 days past due) more than once in the preceding 12 months and any such delinquency lasted for no more than 30 days;

          (v) As of the Closing Date, there is no late assessment for delinquent taxes outstanding against any Mortgaged Property;

          (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Mortgage Note, including the obligation of the Mortgagor to pay the unpaid principal or interest on such Mortgage Note except to the extent that the Buydown Agreement for a Buydown Loan forgives certain indebtedness of a Mortgagor;

          (vii) As of the Closing Date, each Mortgaged Property is free of damage and in good repair, ordinary wear and tear excepted;

          (viii) Each Mortgage Loan at the time it was made complied with all applicable state and federal laws, including, without limitation, usury, equal credit opportunity, disclosure and recording laws;

          (ix) Each Mortgage Loan was originated by a savings association, savings bank, credit union, insurance company, or similar institution which is supervised and examined by a federal or state authority or by a mortgagee approved by the FHA and will be serviced by an institution which meets the servicer eligibility requirements established by the Company;

          (x) As of the Closing Date, each Mortgage Loan (except the Cooperative Loans) is covered by an ALTA form or CLTA form of mortgagee title insurance policy or other form of policy of insurance which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC, and has been issued by, and is the valid and binding obligation of, a title insurer which, as of the origination date of such Mortgage Loan, was acceptable to FNMA or FHLMC and qualified to do business in the state in which the related Mortgaged Property is located. Such policy insures the originator of the Mortgage Loan, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject to the exceptions set forth in such policy. Such policy is in full force and effect and will be in full force and effect and inure to the benefit of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders upon the consummation of the transactions contemplated by this Agreement and no claims have been made under such policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such policy;




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

          (xi)   As of the Closing Date, other than with respect to five Group
     I Loans representing 0.92% (by Principal Balance as of the Cut-Off Date) of the Group I Loans and one Group III Loan representing 0.18% (by Principal Balance as of the Cut-Off Date) of the Group III Loans, each Mortgage Loan which had a Loan-to-Value Ratio at the time of the origination of the Mortgage Loan in excess of 80% was covered by a Primary Insurance Policy or an FHA insurance policy or a VA guaranty, and such policy or guaranty is valid and remains in full force and effect, except for any Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the then current value of the related Mortgaged Property (as determined by an appraisal obtained subsequent to origination);

          (xii) As of the Closing Date, all policies of insurance required by this Agreement or by a Selling and Servicing Contract have been validly issued and remain in full force and effect, including such policies covering the Company, the Master Servicer or any Servicer;

          (xiii) As of the Closing Date, each insurer issuing a Primary Insurance Policy holds a rating acceptable to the Rating Agencies;

          (xiv) Each Mortgage was documented by appropriate FNMA/FHLMC mortgage instruments in effect at the time of origination, or other instruments approved by the Company;

          (xv) As of the Closing Date, other than with respect to a Cooperative Loan, the Mortgaged Property securing each Mortgage is improved with a one- to four-family dwelling unit, including units in a duplex, condominium project, townhouse, a planned unit development or a de minimis planned unit development;

          (xvi) As of the Closing Date, each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity;

          (xvii) As of the date of origination, as to Mortgaged Properties which are units in condominiums or planned unit developments, all of such units met FNMA or FHLMC requirements, are located in a condominium or planned unit development projects which have received FNMA or FHLMC approval, or are approvable by FNMA or FHLMC;

          (xviii)   Approximately 0.12% (by Principal Balance) of the Group II
     Loans are Buydown Loans, and none of the Group I Loans and Group III Loans are Buydown Loans;

          (xix) Based solely on representations of the Mortgagors obtained at the origination of the related Mortgage Loans, approximately 68.85% (by Principal


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

     Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 2.96% (by Principal Balance) of the Group I Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 28.19% (by Principal Balance) of the Group I Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 97.37% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 0.97% (by Principal Balance) of the Group II Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 1.65% (by Principal Balance) of the Group II Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; approximately 97.77% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which are the primary residences of the related Mortgagors, approximately 0.33% (by Principal Balance) of the Group III Loans will be secured by owner occupied Mortgaged Properties which were second or vacation homes of the Mortgagors and approximately 1.90% (by Principal Balance) of the Group III Loans will be secured by Mortgaged Properties which were investor properties of the related Mortgagors; and none of the Group I Loans, Group II Loans and Group III Loans will be secured by interests in Cooperative Apartments;

          (xx) Prior to origination or refinancing, an appraisal of each Mortgaged Property was made by an appraiser on a form satisfactory to FNMA or FHLMC;

          (xxi) The Mortgage Loans have been underwritten substantially in accordance with the applicable Underwriting Standards;

          (xxii) All of the Mortgage Loans have due-on-sale clauses; by the terms of the Mortgage Notes, however, the due on sale provisions may not be exercised at the time of a transfer if prohibited by law;

          (xxiii) The Company used no adverse selection procedures in selecting the Mortgage Loans from among the outstanding fixed-rate conventional mortgage loans purchased by it which were available for inclusion in the Mortgage Pool and as to which the representations and warranties in this
     Section 2.03 could be made;

          (xxiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

          (xxv) Each Cooperative Loan is secured by a valid, subsisting and enforceable (except as such enforcement may be limited by laws affecting the enforcement of creditors' rights generally and principles of equity) perfected first lien and security interest in the related Cooperative Stock securing the related Mortgage Note, subject only to (a) liens of the Cooperative for unpaid assessments representing the Mortgagor's pro rata share of the Cooperative's payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like


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

     collateral is commonly subject, and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement;

          (xxvi) With respect to any Mortgage Loan as to which an affidavit has been delivered to the Trustee certifying that the original Mortgage
     Note is a Destroyed Mortgage Note, if such Mortgage Loan is subsequently in default, the enforcement of such Mortgage Loan or of the related Mortgage by or on behalf of the Trustee will not be materially adversely affected by the absence of the original Mortgage Note;

          (xxvii) Based upon an appraisal of the Mortgaged Property securing each Mortgage Loan, approximately 90.33% (by Principal Balance) of the Group I Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 9.67% (by Principal Balance) of the Group I Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group I Loan had a Loan-to-Value Ratio at origination greater than 95%; approximately 88.58% (by Principal Balance) of the Group II Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 11.43% (by Principal Balance) of the Group II Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group II Loan had a Loan-to-Value Ratio at origination greater than 95%; approximately 89.76% (by Principal Balance) of the Group III Loans had a Loan-to-Value Ratio less than or equal to 80%, approximately 10.23% (by Principal Balance) of the Group III Loans had a Loan-to-Value Ratio greater than 80% but less than or equal to 95% and no Group III Loan had a Loan-to-Value Ratio at origination greater than 95%;

          (xxviii) Approximately 64.48% (by Principal Balance) of the Group I Loans, approximately 65.44% (by Principal Balance) of the Group II Loans and approximately 64.42% (by Principal Balance) of the Group III Loans were originated for the purpose of refinancing existing mortgage debt, including cash-out refinancings and approximately 35.52% (by Principal Balance) of the Group I Loans, approximately 34.56% (by Principal Balance) of the Group II Loans and approximately 35.57% (by Principal Balance) of the Group III Loans were originated for the purpose of purchasing the Mortgaged Property;

          (xxix) Not less than approximately 37.65%, 77.52% and 66.13% (by Principal Balance) of the Group I Loans, Group II Loans and Group III Loans, respectively, were originated under full documentation programs;

          (xxx)   Each Mortgage Loan constitutes a qualified mortgage under
     Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1).

     It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian, as the case may be, and shall continue throughout the term of this Agreement. Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the related Mortgage Loans or the interests of the Certificateholders in the related Mortgage Loans, the Company, the Master Servicer, the Trustee or the Custodian, as the case may be, discovering such breach shall give prompt written notice to the others. Within 90 days of its discovery or its receipt of notice of breach, the Company shall repurchase, subject to the limitations set forth in the definition of "Purchase Price", or substitute for the affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof from the Trustee, unless it has cured such breach in all material respects. After the end of the three-month period beginning on the "start-up day", any such substitution shall be made only if the Company provides to the Trustee and the Certificate Insurer an Opinion of Counsel reasonably satisfactory to the Trustee that each Substitute Mortgage Loan will be a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code. Such substitution shall be made in the manner and within the time limits set forth in Section 2.02. Any such repurchase by the Company shall be accomplished in the manner and at the Purchase Price, if applicable, but shall not be subject to the time limits, set forth in Section 2.02. It is understood and agreed that the obligation of the Company to provide such substitution or to make such repurchase of any affected Mortgage Loan or Mortgage Loans or any property acquired in respect thereof as to which a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders or the Trustee on behalf of the Holders of the REMIC I Regular Interests and the Class R-1 Certificateholders.

     Section 2.04. ACKNOWLEDGMENT OF TRANSFER OF REMIC I TRUST FUND; AUTHENTICATION OF THE CLASS R-1 CERTIFICATES. The Trustee acknowledges the transfer and assignment to it of the property constituting the REMIC I Trust Fund, but without having made the review required to be made within 45 days pursuant to Section 2.02, and, as of the Closing Date, shall cause to be authenticated and delivered to or upon the order of the Company, the Class R-1 Certificates in Authorized Denominations evidencing the residual beneficial ownership interest in the REMIC I Trust Fund.

     Section 2.05. CONVEYANCE OF REMIC II; REMIC ELECTION AND DESIGNATIONS. A trust ("REMIC II") of which the Trustee is the trustee is hereby created under the laws of the State of New York for the benefit of the Holders of the Certificates (other than the Class R-1 Certificates). The purpose of REMIC II is to hold the REMIC II Trust Fund and provide for the issuance, execution and delivery of the Certificates (other than the Class R-1 Certificates). The assets of REMIC II shall consist of the REMIC II Trust Fund. REMIC II shall be irrevocable.

     The assets of REMIC II shall remain in the custody of the Trustee, on behalf of REMIC II, and shall be kept in REMIC II. Moneys to the credit of REMIC II shall be held by the Trustee and invested as provided herein. All assets received and held in REMIC II will not be subject to any right, charge, security interest, lien or claim of any kind in favor of U.S. Bank National Association in its own right, or any Person claiming through it. The Trustee, on behalf of REMIC II, shall not have the power or authority to transfer, assign, hypothecate, pledge or otherwise dispose of any of the assets of REMIC II to any Person, except as permitted herein. No creditor of a beneficiary of REMIC II, of the Trustee, of the Master Servicer or of the Company shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of REMIC II, except in accordance with the terms of this Agreement.

     Concurrently with the execution and delivery hereof, the Company does hereby agree to irrevocably sell, transfer, assign, set over, and otherwise convey to the Trustee in trust for the benefit of the Certificateholders (other than the Class R-1 Certificateholders), without recourse, all the Company's right, title and interest in and to the REMIC II Trust Fund, including all interest and principal received by the Company on or with respect to the REMIC I Regular Interests after the Cut-Off Date. The Trustee hereby accepts REMIC II created hereby and accepts delivery of the REMIC II Trust Fund on behalf of REMIC II and acknowledges that it holds the REMIC I Regular Interests for the benefit of the Holders of the Certificates (other than the Class R-1 Certificates) issued pursuant to this Agreement. It is the express intent of the parties hereto that the conveyance of the REMIC II Trust Fund to the Trustee by the Company as provided in this Section 2.05 be, and be construed as, an absolute sale of the REMIC II Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the REMIC II Trust Fund by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the intent of the parties, the REMIC II Trust Fund is held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the REMIC II Trust Fund, then

     (a)  this Agreement shall be deemed to be a security agreement;

     (b) the conveyance provided for in this Section 2.05 shall be deemed to be a grant by the Company to the Trustee of a security interest in all of the Company's right, title, and interest, whether now owned or hereafter acquired, in and to:

          (I) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the property described below: The uncertificated REMIC I Regular Interests, including without limitation all rights represented thereby in and to (i) the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, Cooperative Stock Certificates, and Cooperative Leases, all Substitute Mortgage Loans and all distributions with respect to such Mortgage Loans and Substitute Mortgage Loans payable on and after the Cut-Off Date, (ii) the Certificate Account, the Investment Account, the Custodial Accounts for P&I, the Custodial Accounts for Reserves and all money or other property held therein; (iii) amounts paid or payable by the insurer under any FHA insurance policy or any Primary Insurance Policy and proceeds of any VA guaranty and any other insurance policy related to any Mortgage Loan or the Mortgage Pool; (iv) all property or rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (i)-(iii) above (including any accrued discount realized on liquidation of any investment purchased at a discount), and (v) all cash and non-cash proceeds of the collateral described in (i)-(iv) above;

          (II) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other persons with respect to, all or any part of the collateral described in (I) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

          (III)   All cash and non-cash proceeds of the collateral described in
     (I) and (II) above;

     (c) the possession by the Trustee of the Mortgage Notes, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction; and

     (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Trustee, as applicable for the purpose of perfecting such security interest under applicable law.

     The Company and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the REMIC II Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     The Trustee is authorized, with the Master Servicer's consent, to appoint any bank or trust company approved by and unaffiliated with each of the Company and the Master Servicer as Custodian of the documents or instruments referred to above in this Section 2.05, and to enter into a Custodial Agreement for such purpose; provided, however, that the Trustee shall be and remain liable for actions of any such Custodian only to the extent it would otherwise be responsible for such acts hereunder.

     The Company and the Trustee agree that the Company, on behalf of the REMIC II Trust Fund, shall elect to treat the REMIC II Trust Fund as a REMIC within the meaning of Section 860D of the Code and, if necessary, under applicable state laws. Such election shall be included in the Form 1066 and any appropriate state return to be filed on behalf of the REMIC constituted by the REMIC II Trust Fund for its first taxable year.

     The Closing Date is hereby designated as the "startup day" of the REMIC constituted by the REMIC II Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     The regular interests (as set forth in the table contained in the Preliminary Statement hereto) relating to the REMIC II Trust Fund are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code. The Class R-2 Certificates are being issued in a single Class, which is hereby designated as the sole class of "residual interest" in the REMIC II Trust Fund for purposes of Section 860G(a)(2) of the Code.

     The parties intend that the affairs of the REMIC II Trust Fund formed hereunder shall constitute, and that the affairs of the REMIC II Trust Fund shall be conducted so as to qualify it as, a REMIC. In furtherance of such intention, the Company covenants and agrees that it shall act as agent for the Tax Matters Person (and the Company is hereby appointed to act as Tax Matters Person) on behalf of the REMIC II Trust Fund and that in such capacity it shall:
(a) prepare and file, or cause to be prepared and filed, a federal tax return using a calendar year as the taxable year for the REMIC II Trust Fund when and as required by the REMIC provisions and other applicable federal income tax laws; (b) make an election, on behalf of the REMIC II Trust Fund, to be treated as a REMIC on the federal tax return of the REMIC II Trust Fund for its first taxable year, in accordance with the REMIC provisions; (c) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders (other than the Class R-1 Certificateholders) all information reports as and when required to be provided to them in accordance with the REMIC provisions; (d) conduct the affairs of the REMIC II Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the REMIC II Trust Fund as a REMIC under the REMIC provisions; (e) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC II Trust Fund; and (f) pay the amount of any federal prohibited transaction penalty taxes imposed on the REMIC II Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); provided, that the Company shall be entitled to be indemnified from the REMIC II Trust Fund for any such prohibited transaction penalty taxes if the Company's failure to exercise reasonable care was not the primary cause of the imposition of such prohibited transaction penalty taxes.

     In the event that any tax is imposed on "prohibited transactions" of the REMIC II Trust Fund as defined in Section 860F of the Code and not paid by the Company pursuant to clause (f) of the preceding paragraph, such tax shall be charged against amounts otherwise distributable to the Holders of the Class R-2 Certificates. Notwithstanding anything to the contrary contained herein, the Company is hereby authorized to retain from amounts otherwise distributable to the Holders of the Class R-2 Certificates on any Distribution Date sufficient funds to reimburse the Company for the payment of such tax (to the extent that the Company has not been previously reimbursed therefor).

     Section 2.06. ACCEPTANCE BY TRUSTEE; AUTHENTICATION OF CERTIFICATES. The Trustee acknowledges and accepts the assignment to it of the property constituting the REMIC II Trust Fund and declares that as of the Closing Date it holds and shall hold any documents constituting a part of the REMIC II Trust Fund, and the REMIC II Trust Fund, as Trustee in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders (other than the Class R-1 Certificateholders). In connection therewith, as of the Closing Date, the


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Trustee shall cause to be authenticated and delivered to or upon the order of the Company, in exchange for the property constituting the REMIC II Trust Fund, the Certificates (other than the Class R-1 Certificates) in Authorized Denominations evidencing the entire ownership of the REMIC II Trust Fund.

                                     ARTICLE III


                    ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

     Section 3.01. THE COMPANY TO ACT AS MASTER SERVICER. The Company shall act as Master Servicer to service and administer the Mortgage Loans on behalf of the Trustee and for the benefit of the Certificateholders in accordance with the terms hereof and in the same manner in which, and with the same care, skill, prudence and diligence with which, it services and administers similar mortgage loans for other portfolios, and shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable, including, without limitation, the power and authority to bring actions and defend REMIC I and REMIC II on behalf of the Trustee in order to enforce the terms of the Mortgage Notes. The Master Servicer may perform its master servicing responsibilities through agents or independent contractors, but shall not thereby be released from any of its responsibilities hereunder and the Master Servicer shall diligently pursue all of its rights against such agents or independent contractors.

     The Master Servicer shall make reasonable efforts to collect or cause to be collected all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any Primary Insurance Policy, any FHA insurance policy or VA guaranty, any hazard insurance policy, and federal flood insurance, cause to be followed such collection procedures as are followed with respect to mortgage loans comparable to the Mortgage Loans and held in portfolios of responsible mortgage lenders in the local areas where each Mortgaged Property is located. The Master Servicer shall enforce "due-on-sale" clauses with respect to the related Mortgage Loans, to the extent permitted by law, subject to the provisions set forth in Section 3.08.

     Consistent with the foregoing, the Master Servicer may in its discretion
(i) waive or cause to be waived any assumption fee or late payment charge in connection with the prepayment of any Mortgage Loan and (ii) only upon determining that the coverage of any applicable insurance policy or guaranty related to a Mortgage Loan will not be materially adversely affected, arrange a schedule, running for no more than 180 days after the first delinquent Due Date, for payment of any delinquent installment on any Mortgage Note or for the liquidation of delinquent items. The Master Servicer shall have the right, but not the obligation, to repurchase any related delinquent Mortgage Loan 90 days after the first delinquent Due Date for an amount equal to its Purchase Price; provided, however, that the aggregate Purchase Price of Mortgage Loans so repurchased shall not exceed one-half of one percent (0.50%) of the aggregate Principal Balance, as of the Cut-Off Date, of all Mortgage Loans.

     The Master Servicer is hereby authorized and empowered by the Trustee to execute and deliver or cause to be executed and delivered on behalf of the Holders of the REMIC I Regular


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Interests and the Class R-1 Certificateholders, and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release, discharge or modification, assignments of Mortgages and endorsements of Mortgage Notes in connection with refinancings (in jurisdictions where such assignments are the customary and usual standard of practice of mortgage lenders) and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Master Servicer, at the Master Servicer's direction, with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its supervisory, servicing and administrative duties under this Agreement.

     The Master Servicer and each Servicer shall obtain (to the extent generally commercially available from time to time) and maintain fidelity bond and errors and omissions coverage acceptable to FNMA or FHLMC with respect to their obligations under this Agreement and the applicable Selling and Servicing Contract, respectively. The Master Servicer or each Servicer, as applicable, shall establish escrow accounts for, or pay when due (by means of an advance), any tax liens in connection with the Mortgaged Properties that are not paid by the Mortgagors when due to the extent that any such payment would not constitute a Nonrecoverable Advance when made. Notwithstanding the foregoing, the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code (including any proposed, temporary or final regulations promulgated thereunder) (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment or in a default situation) and cause any of the REMICs to fail to qualify as such under the Code. The Master Servicer shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the applicable trust fund would not fail to continue to qualify as a REMIC under the Code as a result thereof and that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on either REMIC as a result thereof.

     In connection with the servicing and administering of each Mortgage Loan, the Master Servicer and any affiliate of the Master Servicer (i) may perform services such as appraisals, default management and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

     Section 3.02. CUSTODIAL ACCOUNTS. The Master Servicer shall cause to be established and maintained by each Servicer under the Master Servicer's supervision the Custodial Account for P&I, Buydown Fund Accounts (if any) and special Custodial Account for Reserves and shall deposit or cause to be deposited therein daily the amounts related to the Mortgage Loans required by the Selling and Servicing Contracts to be so deposited. Proceeds received with respect to individual Mortgage Loans from any title, hazard, or FHA insurance policy, VA guaranty,


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Primary Insurance Policy, or other insurance policy covering such Mortgage Loans shall be deposited first in the Custodial Account for Reserves if required for the restoration or repair of the related Mortgaged Property. Proceeds from such insurance policies not so deposited in the Custodial Account for Reserves shall be deposited in the Custodial Account for P&I, and shall be applied to the balances of the related Mortgage Loans as payments of interest and principal.

     The Master Servicer is hereby authorized to make withdrawals from and to issue drafts against the Custodial Accounts for P&I and the Custodial Accounts for Reserves for the purposes required or permitted by this Agreement. Each Custodial Account for P&I and each Custodial Account for Reserves shall bear a designation clearly showing the respective interests of the applicable Servicer, as trustee, and of the Master Servicer, in substantially one of the following forms:

          (a) With respect to the Custodial Account for P&I: (i) [Servicer's Name], as agent, trustee and/or bailee of principal and interest custodial account for PNC Mortgage Securities Corp., its successors and assigns, for various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp.;

          (b) With respect to the Custodial Account for Reserves: (i) [Servicer's Name], as agent, trustee and/or bailee of taxes and insurance custodial account for PNC Mortgage Securities Corp., its successors and assigns for various mortgagors and/or various owners of interests in PNC Mortgage Securities Corp. mortgage-backed pools or (ii) [Servicer's Name] in trust for PNC Mortgage Securities Corp. and various Mortgagors.

     The Master Servicer hereby undertakes to assure remittance to the Certificate Account of all amounts relating to the Mortgage Loans that have been collected by any Servicer and are due to the Certificate Account pursuant to
Section 4.01 of this Agreement.

     Section 3.03. THE INVESTMENT ACCOUNT; ELIGIBLE INVESTMENTS.(a) Not later than the Withdrawal Date, the Master Servicer shall withdraw or direct the withdrawal of funds in the Custodial Accounts for P&I, for deposit in the Investment Account, in an amount representing:

          (i) Scheduled installments of principal and interest on the Mortgage Loans received or advanced by the applicable Servicers which were due on the Due Date prior to such Withdrawal Date, net of Servicing Fees due the applicable Servicers and less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts;

          (ii) Payoffs and the proceeds of other types of liquidations of the Mortgage Loans received by the applicable Servicer for such Mortgage Loans during the applicable Payoff Period, with interest to the date of Payoff or liquidation less any amounts to be withdrawn later by the applicable Servicers from the applicable Buydown Fund Accounts; and

          (iii) Curtailments received by the applicable Servicers in the Prior Period.


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

     At its option, the Master Servicer may invest funds withdrawn from the Custodial Accounts for P&I, as well as any Buydown Funds, Insurance Proceeds and Liquidation Proceeds previously received by the Master Servicer (including amounts paid by the Company in respect of any Purchase Obligation or its substitution obligations set forth in Section 2.02 or Section 2.03 or in connection with the exercise of the option to terminate this Agreement pursuant to Section 9.01) for its own account and at its own risk, during any period prior to their deposit in the Certificate Account. Such funds, as well as any funds which were withdrawn from the Custodial Accounts for P&I on or before the Withdrawal Date, but not yet deposited into the Certificate Account, shall immediately be deposited by the Master Servicer with the Investment Depository in an Investment Account in the name of the Master Servicer and the Trustee for investment only as set forth in this Section 3.03. The Master Servicer shall bear any and all losses incurred on any investments made with such funds and shall be entitled to retain all gains realized on such investments as additional servicing compensation. Not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit such funds, net of any gains (except Payoff Earnings) earned thereon, in the Certificate Account.

     (b) Funds held in the Investment Account shall be invested in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings.

     Section 3.04.  THE CERTIFICATE ACCOUNT.

     (a) Not later than the Business Day prior to the related Distribution Date, the Master Servicer shall direct the Investment Depository to deposit the amounts previously deposited into the Investment Account (which may include a deposit of Eligible Investments) to which the Holders of the REMIC I Regular Interests and Class R-1 Certificateholders are entitled into the Certificate Account. In addition, not later than the Business Day prior to the Distribution Date, the Master Servicer shall deposit into the Certificate Account any Monthly P&I Advances or other payments required to be made by the Master Servicer pursuant to Section 4.02 of this Agreement and any Insurance Proceeds or Liquidation Proceeds (including amounts paid by the Company in respect of any Purchase Obligation or in connection with the exercise of its option to terminate this Agreement pursuant to Section 9.01) not previously deposited in the Custodial Accounts for P&I or the Investment Account. The Trustee shall deposit into the Certificate Account amounts received under the Certificate Insurance Policies in accordance with Section 3.16(b) hereof.

     (b) Funds held in the Certificate Account shall be invested at the direction of the Master Servicer in (i) one or more Eligible Investments which shall in no event mature later than the Business Day prior to the related Distribution Date (except if such Eligible Investments are obligations of the Trustee, such Eligible Investments may mature on the Distribution Date), or (ii) such other instruments as shall be required to maintain the Ratings. The Master Servicer shall be entitled to receive any gains earned on such Eligible Investments and shall bear any losses suffered in connection therewith.


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     Section 3.05.  PERMITTED WITHDRAWALS FROM THE CERTIFICATE ACCOUNT, THE
INVESTMENT ACCOUNT AND CUSTODIAL ACCOUNTS FOR P&I AND OF BUYDOWN FUNDS FROM THE BUYDOWN FUND ACCOUNTS.

     (a) The Master Servicer is authorized to make withdrawals, from time to time, from the Investment Account, the Certificate Account or the Custodial Accounts for P&I established by the Servicers of amounts deposited therein in respect of the Certificates, as follows:

          (i) To reimburse itself or the applicable Servicer for Monthly P&I Advances made pursuant to Section 4.02 or a Selling and Servicing Contract, such right to reimbursement pursuant to this paragraph (i) being limited to amounts received on particular Mortgage Loans (including, for this purpose, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of principal and/or interest respecting which any such Monthly P&I Advance was made;

          (ii) To reimburse itself or the applicable Servicer for amounts expended by or for the account of the Master Servicer pursuant to Section
     3.09 or amounts expended by such Servicer pursuant to the Selling and Servicing Contracts in connection with the restoration of property damaged by an Uninsured Cause or in connection with the liquidation of a Mortgage Loan;

          (iii) To pay to itself, with respect to the related Mortgage Loans, the Master Servicing Fee (net of Compensating Interest reduced by Payoff Earnings and Payoff Interest) as to which no prior withdrawals from funds deposited by the Master Servicer have been made;

          (iv) To reimburse itself or the applicable Servicer for advances made with respect to related Mortgage Loans which the Master Servicer has determined to be Nonrecoverable Advances;

          (v) To pay to itself reinvestment earnings deposited or earned in the Investment Account and the Certificate Account to which it is entitled and to reimburse itself for expenses incurred by and reimbursable to it pursuant to Section 6.03;


          (vi) To deposit to the Investment Account amounts in the Certificate Account not required to be on deposit therein at the time of such withdrawal;

          (vi) To deposit in the Certificate Account, not later than the Business Day prior to the related Distribution Date, the amounts specified in Section 3.04(a); and

     after making or providing for the above withdrawals

          (vii) To clear and terminate the Investment Account and the Certificate Account following termination of this Agreement pursuant to
     Section 9.01.

     Since, in connection with withdrawals pursuant to paragraphs (i) and (ii), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage


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Loan, the Master Servicer or the applicable Servicer shall keep and maintain separate accounting for each Mortgage Loan, for the purpose of justifying any such withdrawals.

     (b) The Master Servicer (or the applicable Servicer, if such Servicer holds and maintains a Buydown Fund Account) is authorized to make withdrawals, from time to time, from the Buydown Fund Account or Custodial Account for P&I established by any Servicer under its supervision of the following amounts of Buydown Funds:

          (i) To deposit each month in the Investment Account the amount necessary to supplement payments received on Buydown Loans;

          (ii) In the event of a Payoff of any Mortgage Loan having a related Buydown Fund, to apply amounts remaining in Buydown Fund Accounts to reduce the required amount of such principal Payoff (or, if the Mortgagor has made a Payoff, to refund such remaining Buydown Fund amounts to the Person entitled thereto);

          (iii) In the event of foreclosure or liquidation of any Mortgage Loan having a Buydown Fund, to deposit remaining Buydown Fund amounts in the Investment Account as Liquidation Proceeds; and

          (iv) To clear and terminate the portion of any account representing Buydown Funds following termination of this Agreement pursuant to Section 9.01;

     (c) The Trustee is authorized to make withdrawals from time to time from the Certificate Account to reimburse itself for advances it has made pursuant to
Section 7.01(a) hereof that it has determined to be Nonrecoverable Advances.

     Section 3.06. MAINTENANCE OF PRIMARY INSURANCE POLICIES; COLLECTIONS THEREUNDER. The Master Servicer shall use its best reasonable efforts to keep, and to cause the Servicers to keep, in full force and effect each Primary Insurance Policy required with respect to a Mortgage Loan, in the manner set forth in the applicable Selling and Servicing Contract, until no longer required. Notwithstanding the foregoing, the Master Servicer shall have no obligation to maintain such Primary Insurance Policy for a Mortgage Loan for which the outstanding Principal Balance thereof at any time subsequent to origination was 80% or less of the value of the related Mortgaged Property (as determined by the appraisal obtained at the time of origination), unless required by applicable law.

     Unless required by applicable law, the Master Servicer shall not cancel or refuse to renew, or allow any Servicer under its supervision to cancel or refuse to renew, any such Primary Insurance Policy in effect at the date of the initial issuance of the Certificates that is required to be kept in force hereunder; provided, however, that neither the Master Servicer nor any Servicer shall advance funds for the payment of any premium due under any Primary Insurance Policy if it shall determine that such an advance would be a Nonrecoverable Advance.

     Section 3.07. MAINTENANCE OF HAZARD INSURANCE. The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is not less than the original principal balance of such Mortgage


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Loan, except in cases approved by the Master Servicer in which such amount exceeds the value of the improvements to the Mortgaged Property. The Master Servicer shall also require fire insurance with extended coverage in a comparable amount on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan). Any amounts collected under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property) shall be deposited into the Custodial Account for P&I, subject to withdrawal pursuant to the applicable Selling and Servicing Contract and pursuant to Section 3.03 and Section 3.05. Any unreimbursed costs incurred in maintaining any insurance described in this
Section 3.07 shall be recoverable as an advance by the Master Servicer from the Investment Account or the Certificate Account. Such insurance shall be with insurers approved by the Master Servicer and FNMA or FHLMC. Other additional insurance may be required of a Mortgagor, in addition to that required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Where any part of any improvement to the Mortgaged Property (other than a Mortgaged Property secured by a Cooperative
Loan) is located in a federally designated special flood hazard area and in a community which participates in the National Flood Insurance Program at the time of origination of the related Mortgage Loan, the Master Servicer shall cause flood insurance to be provided. The hazard insurance coverage required by this
Section 3.07 may be met with blanket policies providing protection equivalent to individual policies otherwise required. The Master Servicer or the applicable Servicer shall be responsible for paying any deductible amount on any such blanket policy. The Master Servicer agrees to present, or cause to be presented, on behalf of and for the benefit of the Trustee and Certificateholders, claims under the hazard insurance policy respecting any Mortgage Loan, and in this regard to take such reasonable actions as shall be necessary to permit recovery under such policy.

     Section 3.08. ENFORCEMENT OF DUE-ON-SALE CLAUSES; ASSUMPTION AGREEMENTS. When any Mortgaged Property is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such prospective conveyance and prior to the time of the consummation of such conveyance, exercise on behalf of the Trustee the Trustee's rights to accelerate the maturity of such Mortgage Loan, to the extent that such acceleration is permitted by the terms of the related Mortgage Note, under any "due-on-sale" clause applicable thereto; provided, however, that the Master Servicer shall not exercise any such right if the due-on-sale clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or if such exercise would result in non-coverage of any resulting loss that would otherwise be covered under any insurance policy. In the event the Master Servicer is prohibited from exercising such right, the Master Servicer is authorized to take or enter into an assumption and modification agreement from or with the Person to whom a Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law or unless the Mortgage Note contains a provision allowing a qualified borrower to assume the Mortgage Note, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by any related Primary Insurance Policy. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Master Servicer shall not enter into any substitution or assumption with respect to a Mortgage Loan if such substitution or assumption shall (i) both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or Treasury regulations promulgated thereunder) and cause the REMIC to fail to qualify as a REMIC under the REMIC Provisions or (ii) cause the imposition of any tax on "prohibited transactions" or "contributions" after the startup day under the REMIC Provisions. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such substitution or assumption agreement and other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, the terms of the related Mortgage Note shall not be changed. Any fee collected by the applicable Servicer for entering into an assumption or substitution of liability agreement shall be retained by such Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 3.09. REALIZATION UPON DEFAULTED MORTGAGE LOANS. The Master Servicer shall foreclose upon or otherwise comparably convert, or cause to be foreclosed upon or comparably converted, the ownership of any Mortgaged Property securing a Mortgage Loan which comes into and continues in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. In lieu of such foreclosure or other conversion, and taking into consideration the desirability of maximizing net Liquidation Proceeds after taking into account the effect of Insurance Proceeds upon Liquidation Proceeds, the Master Servicer may, to the extent consistent with prudent mortgage loan servicing practices, accept a payment of less than the outstanding Principal Balance of a delinquent Mortgage Loan in full satisfaction of the indebtedness evidenced by the related Mortgage Note and release the lien of the related Mortgage upon receipt of such payment. The Master Servicer shall not foreclose upon or otherwise comparably convert a Mortgaged Property if the Master Servicer is aware of evidence of toxic waste, other hazardous substances or other evidence of environmental contamination thereon and the Master Servicer determines that it would be imprudent to do so. In connection with such foreclosure or other conversion, the Master Servicer shall cause to be followed such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in general mortgage servicing activities. The foregoing is subject to the provision that, in the case of damage to a Mortgaged Property from an Uninsured Cause, the Master Servicer shall not be required to advance its own funds towards the restoration of the property unless it shall be determined in the sole judgment of the Master Servicer, (i) that such restoration will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable to it through Liquidation Proceeds. The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof (as well as its normal servicing compensation) as an advance. The Master Servicer shall maintain information required for tax reporting purposes regarding any Mortgaged Property which is abandoned or which has been foreclosed or otherwise comparably converted. The Master Servicer shall report such information to the Internal Revenue Service and the Mortgagor in the manner required by applicable law.

     REMIC I shall not acquire any real property (or personal property incident to such real property) except in connection with a default or imminent default of a Mortgage Loan. In the event that REMIC I acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Master Servicer within two years after its acquisition by the Master Servicer for REMIC I, unless the Master Servicer provides to the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that the holding by REMIC I of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of REMIC I as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by REMIC I is located or cause REMIC I to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by REMIC I is located at any time that any Certificates are outstanding. The Master Servicer shall manage, conserve, protect and operate each such property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such property. Additionally, the Master Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     Notwithstanding any other provision of this Agreement, the Master Servicer shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Master Servicer reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for any such withholding. Without limiting the foregoing, the Master Servicer agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 881(c)(3)(C) with respect to REMIC I, REMIC II or the Depositor. In the event the Trustee withholds any amount from


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interest or original issue discount payments or advances thereof to any
Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

     Section 3.10. TRUSTEE TO COOPERATE; RELEASE OF MORTGAGE FILES. Upon the Payoff or scheduled maturity of any Mortgage Loan, the Master Servicer shall cause such final payment to be immediately deposited in the related Custodial Account for P&I or the Investment Account. Upon notice thereof, the Master Servicer shall promptly notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in either such account have been so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall, not later than the fifth succeeding Business Day, release the related Mortgage File to the Master Servicer or the applicable Servicer indicated in such request. With any such Payoff or other final payment, the Master Servicer is authorized to prepare for and procure from the trustee or mortgagee under the Mortgage which secured the Mortgage Note a deed of full reconveyance or other form of satisfaction or assignment of Mortgage and endorsement of Mortgage Note in connection with a refinancing covering the Mortgaged Property, which satisfaction, endorsed Mortgage Note or assigning document shall be delivered by the Master Servicer to the person or persons entitled thereto. No expenses incurred in connection with such satisfaction or assignment shall be payable to the Master Servicer by the Trustee or from the Certificate Account, the related Investment Account or the related Custodial Account for P&I. From time to time as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Trustee shall, upon request of the Master Servicer and delivery to it of a trust receipt signed by a Servicing Officer, release not later than the fifth Business Day following the date of receipt of such request the related Mortgage File to the Master Servicer or the related Servicer as indicated by the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such trust receipt shall obligate the Master Servicer to return the Mortgage File to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that herein above specified, the trust receipt shall be released by the Trustee to the Master Servicer.

     Section 3.11. COMPENSATION TO THE MASTER SERVICER AND THE SERVICERS. As compensation for its activities hereunder, the Master Servicer shall be entitled to receive from the Investment Account or the Certificate Account the amounts provided for by Section 3.05(a)(iii). The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor, except as specifically provided herein.

     As compensation for its activities under the applicable Selling and Servicing Contract, the applicable Servicer shall be entitled to withhold or withdraw from the related Custodial Account for P&I the amounts provided for in such Selling and Servicing Contract. Each Servicer is required to pay all expenses incurred by it in connection with its servicing activities under its Selling and Servicing Contract (including payment of premiums for Primary Insurance Policies, if


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required) and shall not be entitled to reimbursement therefor except as specifically provided in such Selling and Servicing Contract and not inconsistent with this Agreement.

     Section 3.12. REPORTS TO THE TRUSTEE; CERTIFICATE ACCOUNT STATEMENT. Not later than 15 days after each Distribution Date, the Master Servicer shall forward a statement, certified by a Servicing Officer, to the Trustee and the Certificate Insurer setting forth the status of the Certificate Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Certificate Account for each category of deposit specified in Section 3.04 and each category of withdrawal specified in Section 3.05, and stating that all distributions required by this Agreement have been made (or if any required distribution has not been made, specifying the nature and amount thereof). The Trustee shall provide such statements to any Certificateholder upon request at the expense of the Master Servicer. Such statement shall also, to the extent available, include information regarding delinquencies on the Mortgage Loans, indicating the number and aggregate Principal Balance of Mortgage Loans which are one, two, three or more months delinquent, the number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated and the book value of any Mortgaged Property acquired by the REMIC I Trust Fund through foreclosure, deed in lieu of foreclosure or other exercise of the REMIC I Trust Fund's security interest in the Mortgaged Property.

     Section 3.13. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer shall deliver to the Trustee and the Certificate Insurer, on or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, an Officer's Certificate stating as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Master Servicer to Certificateholders upon request or by the Trustee (solely to the extent that such copies are available to the Trustee) at the expense of the Master Servicer, should the Master Servicer fail to so provide such copies.

     Section 3.14. ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION REGARDING THE MORTGAGE LOANS. In the event that the Certificates are legal for investment by federally-insured savings associations, the Master Servicer shall provide to the OTS, the FDIC and the supervisory agents and examiners of the OTS and the FDIC access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS or the FDIC, as applicable, and shall in any event provide such access to the documentation regarding such Mortgage Loans to the Trustee and its representatives, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

     Section 3.15. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before April 30 of each year, beginning with the first April 30 succeeding the Cut-Off Date by at least six months, the Master Servicer, at its expense, shall cause a firm of independent public accountants


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to furnish a statement to the Trustee and the Certificate Insurer to the effect that, in connection with the firm's examination of the financial statements as of the previous December 31 of the Master Servicer's parent corporation (which shall include a limited examination of the Master Servicer's financial statements), nothing came to their attention that indicated that the Master Servicer was not in compliance with Section 3.02, Section 3.03, Section 3.04,
Section 3.05, Section 3.11, Section 3.12 and Section 3.13 of this Agreement, except for (i) such exceptions as such firm believes to be immaterial, and (ii) such other exceptions as are set forth in such statement.

     Section 3.16. MAINTENANCE OF CERTIFICATE INSURANCE POLICIES; COLLECTIONS THEREUNDER.

     (a) Prior to Noon New York City time on the third Business Day prior to each Distribution Date, the Master Servicer shall determine if a Deficiency Amount for such Distribution Date exists and, if so, shall immediately notify the Trustee who shall complete the Notice and submit such Notice in accordance with the applicable Certificate Insurance Policy to the Certificate Insurer no later than 12:00 P.M., New York City time, on the second Business Day immediately preceding each Distribution Date, as a claim for an Insured Payment in an amount equal to such Deficiency Amount. If at any time the Trustee determines that a Preference Amount is payable under the terms of the Certificate Insurance Policy, the Trustee shall take the actions required by the terms of the Certificate Insurance Policies to obtain payment of such Preference Amount by the Certificate Insurer.

     (b) Upon receipt of an Insured Payment from the Certificate Insurer on behalf of the Insured Certificateholders, the Trustee shall deposit such Insured Payment in the Certificate Account. All such amounts on deposit in the Certificate Account shall remain uninvested. The Trustee shall include on each Distribution Date the Deficiency Amount for such Distribution Date in the amount distributed to the applicable Insured Certificateholders pursuant to Section
4.04. If on any Distribution Date, the Trustee or the Master Servicer determines that the Certificate Insurer has paid more under a Certificate Insurance Policy than is required by the terms thereof, the Trustee shall promptly return the excess amount to the Certificate Insurer.

     (c) The Trustee shall (i) receive as attorney-in-fact of each Insured Certificateholder any Insured Payment from the Certificate Insurer and (ii) distribute such Insured Payment to such Insured Certificateholders as set forth in subsection (b) above. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policies shall not be considered payment by the REMIC II Trust Fund with respect to the Insured Certificates, nor shall such disbursement of such Insured Payments discharge the obligations of the REMIC II Trust Fund with respect to the amounts thereof, and the Certificate Insurer shall become owner of such amounts to the extent covered by such Insured Payments as the deemed assignee of such Insured Certificateholders. The Trustee hereby agrees on behalf of each Insured Certificateholder (and each Insured Certificateholder, by its acceptance of its Insured Certificates, hereby agrees) for the benefit of the Certificate Insurer that, to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Insured Certificateholders, the Certificate Insurer will be subrogated to the rights of the Insured Certificateholders to the extent of such payments.


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     Section 3.17.  [RESERVED.]

     Section 3.18.  [RESERVED.]

     Section 3.19.  [RESERVED.]

     Section 3.20. ASSUMPTION OR TERMINATION OF SELLING AND SERVICING CONTRACTS BY TRUSTEE. In the event the Master Servicer, or any successor Master Servicer, shall for any reason no longer be the Master Servicer (including by reason of an Event of Default), the Trustee as trustee hereunder or its designee shall thereupon assume all of the rights and obligations of the Master Servicer under the Selling and Servicing Contracts with respect to the related Mortgage Loans unless the Trustee elects to terminate the Selling and Servicing Contracts with respect to such Mortgage Loans in accordance with the terms thereof. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein with respect to the related Mortgage Loans and to have replaced the Master Servicer as a party to the Selling and Servicing Contracts to the same extent as if the rights and duties under the Selling and Servicing Contracts relating to such Mortgage Loans had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Selling and Servicing Contracts with respect to the Master Servicer's duties to be performed prior to its termination hereunder.

     The Master Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to the Selling and Servicing Contracts and the Mortgage Loans then being master serviced by the Master Servicer and an accounting of amounts collected and held by the Master Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of the rights and duties under the related Selling and Servicing Contracts relating to such Mortgage Loans to the assuming party.

                                      ARTICLE IV


                 PAYMENTS TO CERTIFICATEHOLDERS; PAYMENT OF EXPENSES

     Section 4.01. DISTRIBUTIONS TO HOLDERS OF REMIC I REGULAR INTERESTS AND CLASS R-1 CERTIFICATEHOLDERS. On each Distribution Date, the Trustee (or any duly appointed paying agent) (i) shall be deemed to have distributed from the Certificate Account the REMIC I Distribution Amount to the Holders of the REMIC I Regular Interests and to have deposited such amount for their benefit into the Certificate Account and (ii) from the Certificate Account shall distribute (A) to the Certificate Insurer the amounts to be distributed to the Certificate Insurer pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date and (B) to the Class R-1 Certificateholders the sum of (a) the Excess Liquidation Proceeds and (b) the amounts to be distributed to the Class R-1 Certificateholders pursuant to the definition of "REMIC I Distribution Amount" for such Distribution Date, all (except with respect to payments to the Certificate Insurer) in accordance with written statements received from the Master Servicer pursuant to Section 4.02(b), by wire transfer in immediately available funds for the account of each such Holders and the Class R-1 Certificateholder, or by any other means of payment acceptable to each such Holder and the Class R-1 Certificateholder of record on the immediately preceding Record


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Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register and, with respect to payments to the Certificate Insurer, by means of payment acceptable to the Certificate Insurer. Notwithstanding any other provision of this Agreement, no actual distributions pursuant to clause (i) of this Section 4.01 shall be made on account of the deemed distributions described in this paragraph except in the event of a liquidation of REMIC II and not REMIC I.

     Section 4.02. ADVANCES BY THE MASTER SERVICER; DISTRIBUTION REPORTS TO THE TRUSTEE.

     (a) To the extent described below, the Master Servicer is obligated to advance its own funds to the Certificate Account to cover any shortfall between
(i) payments scheduled to be received in respect of Mortgage Loans, and (ii) the amounts actually deposited in the Certificate Account on account of such payments; provided that, with respect to any Balloon Loan that is delinquent on its maturity date, the Master Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 4.02 with respect to such Balloon Loan in an amount equal to one month's interest on the unpaid principal balance at the applicable Pass-Through Rate for each Distribution Date. The Master Servicer's obligation to make any advance or advances described in this Section 4.02 is effective only to the extent that such advance is, in the good faith judgment of the Master Servicer made on or before the Business Day immediately following the Withdrawal Date, reimbursable from Insurance Proceeds or Liquidation Proceeds of the related Mortgage Loans or recoverable as late Monthly Payments with respect to the related Mortgage Loans or otherwise.

     Prior to the close of business on the Business Day immediately following each Withdrawal Date, the Master Servicer shall determine whether or not it will make a Monthly P&I Advance on the Business Day prior to the next succeeding Distribution Date (in the event that the applicable Servicer fails to make such advances) and shall furnish a statement to the Trustee, the Paying Agent, if any, and to any Certificateholder requesting the same, setting forth the aggregate amount to be distributed on the next succeeding Distribution Date on account of principal and interest in respect of the Mortgage Loans, stated separately. In the event that full scheduled amounts of principal and interest in respect of the Mortgage Loans shall not have been received by or on behalf of the Master Servicer prior to such Determination Date and the Master Servicer shall have determined that a Monthly P&I Advance shall be made in accordance with this Section 4.02, the Master Servicer shall so specify and shall specify the aggregate amount of such advance.

     In the event that the Master Servicer shall be required to make a Monthly P&I Advance, it shall on the Business Day prior to the related Distribution Date either (i) deposit in the Certificate Account an amount equal to such Monthly P&I Advance, (ii) make an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 4.02, used by the Master Servicer to make such Monthly P&I Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Monthly P&I Advance. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Master Servicer by deposit in the Certificate Account on the Business Day immediately preceding any future Distribution Date to the extent that funds in the Certificate Account on such Distribution Date with respect to the Mortgage Loans shall be less than payments to Certificateholders required to be made on such


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date with respect to the Mortgage Loans. Under each Selling and Servicing
Contract, the Master Servicer is entitled to receive from the Custodial Accounts for P&I established by the Servicers amounts received by the applicable Servicers on particular Mortgage Loans as late payments of principal and interest or as Liquidation or Insurance Proceeds and respecting which the Master Servicer has made an unreimbursed advance of principal and interest. The Master Servicer is also entitled to receive other amounts from the related Custodial Accounts for P&I established by the Servicers to reimburse itself for prior Nonrecoverable Advances respecting Mortgage Loans serviced by such Servicers. The Master Servicer shall deposit these amounts in the Investment Account prior to withdrawal pursuant to Section 3.05.

     In accordance with Section 3.05, Monthly P&I Advances are reimbursable to the Master Servicer from cash in the Investment Account or the Certificate Account to the extent that the Master Servicer shall determine that any such advances previously made are Nonrecoverable Advances pursuant to Section 4.03.

     (b) Prior to Noon New York City time two Business Days prior to each Distribution Date, the Master Servicer shall provide the Trustee and the Certificate Insurer with a statement regarding the amount of the Deficiency Amount, if any, to be paid by the Certificate Insurer and the amount of principal and interest, the Residual Distribution Amount and the Excess Liquidation Proceeds to be distributed to each Class of REMIC I Regular Interests and each Class of Certificates on such Distribution Date (such amounts to be determined in accordance with the definitions of "REMIC I Distribution Amount" and "REMIC II Distribution Amount", Section 4.01 and Section 4.04 hereof and other related definitions set forth in Article I hereof).

     Section 4.03. NONRECOVERABLE ADVANCES. Any advance previously made by a Servicer pursuant to its Selling and Servicing Contract with respect to a Mortgage Loan or by the Master Servicer that the Master Servicer shall determine in its good faith judgment not to be ultimately recoverable from Insurance Proceeds or Liquidation Proceeds or otherwise with respect to such Mortgage Loan or recoverable as late Monthly Payments with respect to such Mortgage Loan shall be a Nonrecoverable Advance. The determination by the Master Servicer that it or the applicable Servicer has made a Nonrecoverable Advance or that any advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Master Servicer delivered to the Trustee on the Determination Date and detailing the reasons for such determination. Notwithstanding any other provision of this Agreement, any insurance policy relating to the Mortgage Loans, or any other agreement relating to the Mortgage Loans to which the Company or the Master Servicer is a party, (a) the Company, the Master Servicer, and each Servicer shall not be obligated to, and shall not, make any advance that, after reasonable inquiry and in its sole discretion, the Company, the Master Servicer, or such Servicer shall determine would be a Nonrecoverable Advance, and (b) the Company, the Master Servicer, and each Servicer shall be entitled to reimbursement for any advance as provided in Section 3.05(a)(i),
(ii) and (iv) of this Agreement.

     Section 4.04. DISTRIBUTIONS TO CERTIFICATEHOLDERS (OTHER THAN CLASS R-1 CERTIFICATEHOLDERS).


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     (a)  On each Distribution Date, the Trustee (or any duly appointed paying agent) shall (i) withdraw from the Certificate Account, the REMIC II Available Distribution Amount for such Distribution Date and shall distribute, from the amount so withdrawn, to the extent of the REMIC II Available Distribution Amount, the REMIC II Distribution Amount to the Certificates (other than the Class R-1 Certificates) and to the Certificate Insurer in respect of the Certificate Insurer's subrogation to certain rights to payments due to the Insured Certificateholders (as set forth in Section 3.16) and (ii) withdraw the Deficiency Amount, if any, from the Certificate Account and distribute such amounts to the applicable Insured Certificateholders, all (except with respect to payments to the Certificate Insurer) in accordance with written statements received from the Master Servicer pursuant to Section 4.02(b), by wire transfer in immediately available funds for the account of, or by check mailed to, each such Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 9.01 respecting the final distribution), as specified by each such Certificateholder and at the address of such Holder appearing in the Certificate Register and with respect to payments to the Certificate Insurer, by means of payment acceptable to the Certificate Insurer.

     (b) All reductions in the Certificate Principal Balance of a Certificate effected by distributions of principal and all allocations of Realized Losses made on any Distribution Date shall be binding upon all Holders of such Certificates and of any Certificates issued upon the registration of transfer or exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate. The final distribution of principal of each Certificates (and the final distribution upon the Class R-1 and Class R-2 Certificates upon the termination of REMIC I and REMIC II) shall be payable in the manner provided above only upon presentation and surrender thereof on or after the Distribution Date therefor at the office or agency of the Certificate Registrar specified in the notice delivered pursuant to Section 4.04(c)(ii) and Section 9.01(b).

     (c) Whenever, on the basis of Curtailments, Payoffs and Monthly Payments on the Mortgage Loans and Insurance Proceeds, proceeds of the Certificate Insurance Policies and Liquidation Proceeds received and expected to be received during the Payoff Period, the Master Servicer has notified the Trustee that it believes that the entire remaining unpaid Class Principal Balance of any Class of Certificates will become distributable on the next Distribution Date, the Trustee shall, no later than the 18th day of the month of such Distribution Date, mail or cause to be mailed to each Person in whose name a Certificate to be so retired is registered at the close of business on the Record Date and to the Rating Agencies a notice to the effect that:

          (i) it is expected that funds sufficient to make such final distribution will be available in the Certificate Account on such Distribution Date, and

          (ii) if such funds are available, (A) such final distribution will be payable on such Distribution Date, but only upon presentation and surrender of such Certificate at the office or agency of the Certificate Registrar maintained for such purpose (the address of which shall be set forth in such notice), and (B) no interest shall accrue on such Certificate after such Distribution Date.

     Section 4.05. STATEMENTS TO CERTIFICATEHOLDERS. With each distribution from the Certificate Account on a Distribution Date, the Master Servicer shall prepare and forward to the


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Trustee (and to the Company if the Company is no longer acting as Master
Servicer), and the Trustee shall forward to each Certificateholder, a statement setting forth, to the extent applicable: the amount of the distribution payable to the applicable Class that represents principal and the amount that represents interest, and the applicable Class Principal Balance after giving effect to such distribution.

     Upon request by any Certificateholder or the Trustee, the Master Servicer shall forward to such Certificateholder, the Trustee and the Company (if the Company is no longer acting as Master Servicer) an additional report which sets forth with respect to the Mortgage Loans:

          (a) The number and aggregate Principal Balance of the Mortgage Loans delinquent one, two and three months or more;

          (b) The (i) number and aggregate Principal Balance of Mortgage Loans with respect to which foreclosure proceedings have been initiated, and (ii) the number and aggregate book value of Mortgaged Properties acquired through foreclosure, deed in lieu of foreclosure or other exercise of rights respecting the Trustee's security interest in the Mortgage Loans;

          (c) The amount of the Group I Special Hazard Coverage and the Combined Special Hazard Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (d) The amount of the Group I Bankruptcy Coverage and the Combined Bankruptcy Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (e) The amount of the Group I Fraud Coverage and Combined Fraud Coverage available to the Senior Certificates remaining as of the close of business on the applicable Determination Date;

          (f) The amount of the Class II-A-3 Reimbursement Amount, the Class III-A-6 Reimbursement Amount and the Class III-A-7 Reimbursement Amount as of the applicable Determination Date and any amount payable to the Certificate Insurer pursuant to its subrogation rights; and

          (g) The amount of Realized Losses incurred in respect of each Loan Group allocable to the Certificates on the related Distribution Date and the cumulative amount of Realized Losses incurred in respect of each Loan Group allocated to such Certificates since the Cut-Off Date.

     Upon request by any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A of the Securities Act.


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                                  ARTICLE V


                               THE CERTIFICATES

     Section 5.01.  THE CERTIFICATES.

     (a) The Certificates shall be substantially in the forms set forth in Exhibit A and B with the additional insertion from Exhibit H attached hereto, and shall be executed by the Trustee, authenticated by the Trustee (or any duly appointed Authenticating Agent) and delivered to or upon the order of the Company upon receipt by the Trustee of the documents specified in Section 2.01. The Certificates shall be issuable in Authorized Denominations evidencing Percentage Interests. Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by authorized officers of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at the time of execution the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee or any Authenticating Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     (b)  The following definitions apply for purposes of this Section 5.01:
"Disqualified Organization" means any Person which is not a Permitted Transferee, but does not include any "Pass-Through Entity" which owns or holds a Residual Certificate and of which a Disqualified Organization, directly or indirectly, may be a stockholder, partner or beneficiary; "Pass-Through Entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust or estate, and any organization to which Section 1381 of the Code applies; "Ownership Interest" means, with respect to any Residual Certificate, any ownership or security interest in such Residual Certificate, including any interest in a Residual Certificate as the Holder thereof and any other interest therein whether direct or indirect, legal or beneficial, as owner or as pledgee; "Transfer" means any direct or indirect transfer or sale of, or directly or indirectly transferring or selling any Ownership Interest in a Residual Certificate; and "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

     (c) Restrictions on Transfers of the Residual Certificates to Disqualified Organizations are set forth in this Section 5.01(c).

          (i) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause
     (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any


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     Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                 (A) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                 (B) In connection with any proposed Transfer of any Ownership Interest in a Residual Certificate to a U.S. Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Residual Certificate until its receipt of (1) an affidavit and agreement (a "Transferee Affidavit and Agreement") attached hereto as Exhibit J from the proposed Transferee, in form and substance satisfactory to the Company, representing and warranting, among other things, that it is not a Non-U.S. Person, that such transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Residual Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.01(c) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit I, from the Holder wishing to transfer the Residual Certificate, in form and substance satisfactory to the Company, representing and warranting, among other things, that no purpose of the proposed Transfer is to allow such Holder to impede the assessment or collection of tax.

                 (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Residual Certificate to such proposed Transferee shall be effected.

                 (D) Each Person holding or acquiring any Ownership Interest in a Residual Certificate agrees by holding or acquiring such Ownership Interest (i) to require a Transferee Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest and to provide a certificate to the Trustee in the form attached hereto as Exhibit J; (ii) to obtain the express written consent of the Company prior to any transfer of such Ownership Interest, which consent may be withheld in the Company's sole discretion; and (iii) to provide a certificate to the Trustee in the form attached hereto as Exhibit I.

          (ii) The Trustee shall register the Transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit J and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.


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          (iii)  (A)  If any "disqualified organization" (as defined in Section
     860E(e)(5) of the Code) shall become a holder of a Residual Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. If any Non-U.S. Person shall become a holder of a Residual Certificate, then the last preceding holder which is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the Transfer to such Non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by this Section 5.01(c) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                 (B) If any purported Transferee shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 5.01(c) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Company shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Company on such terms as the Company may choose. Such purported Transferee shall promptly endorse and deliver each Residual Certificate in accordance with the instructions of the Company. Such purchaser may be the Company itself or any affiliate of the Company. The proceeds of such sale, net of the commissions (which may include commissions payable to the Company or its affiliates), expenses and taxes due, if any, shall be remitted by the Company to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Company, and the Company shall not be liable to any Person having an Ownership Interest in a Residual Certificate as a result of its exercise of such discretion.

          (iv) The Company, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Residual Certificate to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Residual Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Company from such Person.


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          (v)    The provisions of this Section 5.01 set forth prior to this
     Section (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                 (A) written notification from each Rating Agencies to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agencies to downgrade its then-current Ratings of the Certificates (determined in the case of the Insured Certificates, without regard to the effect of the Certificate Insurance Policy); and

                 (B) an Opinion of Counsel, in form and substance satisfactory to the Company (as evidenced by a certificate of the Company), to the effect that such modification, addition to or absence of such provisions will not cause REMIC I and REMIC II to cease to qualify as a REMIC and will not create a risk that (1) REMIC I and REMIC II may be subject to an entity-level tax caused by the Transfer of any Residual Certificate to a Person which is not a Permitted Transferee or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the Transfer of a Residual Certificate to a Person which is not a Permitted Transferee.

          (vi)   The following legend shall appear on all Residual
     Certificates:

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R-1] [R-2] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A


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     CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO,
     THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R-1][R-2] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

          (vii) The Tax Matters Person for each of REMIC I or REMIC II, while not a Disqualified Organization, shall be the tax matters person for the related REMIC within the meaning of Section 6231(a)(7) of the Code and Treasury Regulation Section 1.860F-4(d).

     (d) In the case of any Class B or Residual Certificates presented for registration in the name of an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, the Trustee shall require (i) an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the purchase or holding of a Class B or Residual Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code, and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Company or (ii) only in the case of a Class B Certificate, an officer's certificate acceptable to and in form and substance satisfactory to the Trustee and the Company to the effect that the transferee is an insurance company, the source of funds to be used by it to purchase the Class B Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, which officer's certificate shall not be an expense of the Trustee, the Master Servicer or the Company.

     (e) No transfer, sale, pledge or other disposition of a Junior Subordinate Certificate shall be made unless such transfer, sale, pledge or other disposition is made in accordance with this Section 5.01(e) or Section 5.01(f). Each Person who, at any time, acquires any ownership interest in any Junior Subordinate Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions of this Section 5.01(e) and Section 5.01(f), as applicable. No transfer of a Junior Subordinate Certificate shall be deemed to be made in accordance with this
Section 5.01(e) unless such transfer is made pursuant to an effective registration statement under the Securities Act or unless the Trustee is provided with the certificates and an Opinion of Counsel, if required, on which the Trustee may conclusively rely, which establishes or establish to the Trustee's satisfaction that such transfer is exempt from the registration requirements under the Securities Act, as follows: In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Trustee shall require, in order to assure compliance with the Securities Act, that the Certificateholder desiring to effect such transfer certify to the Trustee in writing, in substantially the form attached hereto as Exhibit F, the facts surrounding the transfer, with such modifications to such Exhibit F as may be appropriate to


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reflect the actual facts of the proposed transfer, and that the
Certificateholder's proposed transferee certify to the Trustee in writing, in substantially the form attached hereto as Exhibit G, the facts surrounding the transfer, with such modifications to such Exhibit G as may be appropriate to reflect the actual facts of the proposed transfer. If such certificate of the proposed transferee does not contain substantially the substance of Exhibit G, the Trustee shall require an Opinion of Counsel satisfactory to it that such transfer may be made without registration, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the REMIC I Trust Fund, the REMIC II Trust Fund or the Company. Such Opinion of Counsel shall allow for the forwarding, and the Trustee shall forward, a copy thereof to the Rating Agencies. Notwithstanding the foregoing, any Junior Subordinate Certificate may be transferred, sold, pledged or otherwise disposed of in accordance with the requirements set forth in Section 5.01(f).

     (f) To effectuate a Certificate transfer of a Junior Subordinate Certificate in accordance with this Section 5.01(f), the proposed transferee of such Certificate must provide the Trustee and the Company with an investment letter substantially in the form of Exhibit L attached hereto, which investment letter shall not be an expense of the Trustee or the Company, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act provided by Rule 144A. Notwithstanding the foregoing, the proposed transferee of such Certificate shall not be required to provide the Trustee or the Company with Annex 1 or Annex 2 to the form of Exhibit L attached hereto if the Company so consents prior to each such transfer. Such transfers shall be deemed to have complied with the requirements of this Section 5.01(f). The Holder of a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

     Section 5.02. CERTIFICATES ISSUABLE IN CLASSES; DISTRIBUTIONS OF PRINCIPAL AND INTEREST; AUTHORIZED DENOMINATIONS. The aggregate principal amount of the Certificates that may be authenticated and delivered under this Agreement is limited to the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date, as specified in the Preliminary Statement to this Agreement, except for Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to
Section 5.03. Such aggregate principal amount shall be allocated among one or more Classes having designations, types of interests, initial per annum Remittance Rates, initial Class Principal Balances, initial Component Principal Balances and last scheduled Distribution Dates as specified in the Preliminary Statement to this Agreement. The aggregate Percentage Interest of each Class of Certificates of which the Class Principal Balance equals zero as of the Cut-Off Date that may be authenticated and delivered under this Agreement is limited to 100%. Certificates shall be issued in Authorized Denominations.

     Section 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES. The Trustee shall cause to be maintained at one of its offices or at its designated agent, a Certificate Register in which there shall be recorded the name and address of each Certificateholder. Subject to such reasonable rules and regulations as the Trustee may prescribe, the Certificate Register shall be


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amended from time to time by the Trustee or its agent to reflect notice of any changes received by the Trustee or its agent pursuant to Section 10.06. The Trustee hereby appoints itself as the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate to the Trustee at the office of First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Tom Bowen, or such other address or agency as may hereafter be provided to the Master Servicer in writing by the Trustee, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of Authorized Denominations of like Percentage Interest. At the option of the Certificateholders, Certificates may be exchanged for other Certificates in Authorized Denominations of like Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee, or any Authenticating Agent, shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer shall (if so required by the Trustee or any Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

     A reasonable service charge may be made for any such exchange or transfer of Certificates, and the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange or transfer of Certificates.

     All Certificates surrendered for exchange or transfer shall be cancelled by the Trustee or any Authenticating Agent.

     Section 5.04. MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES. If (i) any mutilated Certificate is surrendered to the Trustee or any Authenticating Agent, or (ii) the Trustee or any Authenticating Agent receives evidence to their satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee or any Authenticating Agent (and with respect to the Insured Certificates, the Certificate Insurer) such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or any Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Percentage Interest. Upon the issuance of any new Certificate under this Section 5.04, the Trustee or any Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. Any replacement Certificate issued pursuant to this Section 5.04 shall constitute complete and indefeasible evidence of ownership in the REMIC II Trust Fund (or with respect to the Class R-1 Certificates, the residual ownership interests in the REMIC I Trust Fund) as if originally issued, whether or not the lost or stolen Certificate shall be found at any time.


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     Section 5.05.  PERSONS DEEMED OWNERS. The Company, the Master Servicer, the
Trustee, the Certificate Insurer and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and Section 4.04 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer or the Trustee shall be affected by notice to the contrary.

     Section 5.06. TEMPORARY CERTIFICATES. Upon the initial issuance of the Certificates, the Trustee may execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, temporary Certificates which are printed, lithographed, typewritten or otherwise produced, in any Authorized Denomination, of the tenor of the definitive Certificates in lieu of which they are issued and with such variations in form from the forms of the Certificates set forth as Exhibits A, B and H hereto as the Trustee's officers executing such Certificates may determine, as evidenced by their execution of the Certificates. Notwithstanding the foregoing, the Certificates may remain in the form set forth in this definition of "Temporary Certificates."

     If temporary Certificates are issued, the Trustee shall cause definitive Certificates to be prepared within ten Business Days of the Closing Date or as soon as practicable thereafter. After preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee to be maintained as provided in Section 5.10 hereof, without charge to the holder. Any tax or governmental charge that may be imposed in connection with any such exchange shall be borne by the Master Servicer. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of Authorized Denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

     Section 5.07. BOOK-ENTRY FOR BOOK-ENTRY CERTIFICATES. Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates of Authorized Denomination representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Company. The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder shall receive a definitive certificate representing such Beneficial Holder's interest in any Class of Book-Entry Certificate, except as provided above and in Section 5.09. Each Book-Entry Certificate shall bear the following legend:

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR


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     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Unless and until definitive, fully registered Book-Entry Certificates (the "Definitive Certificates") have been issued to the Beneficial Holders pursuant to Section 5.09:

          (a) the provisions of this Section 5.07 shall be in full force and effect with respect to the Book-Entry Certificates;

          (b) the Master Servicer and the Trustee may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on the Book-Entry Certificates) as the sole Certificateholder;

          (c) to the extent that the provisions of this Section 5.07 conflict with any other provisions of this Agreement, the provisions of this Section
     5.07 shall control; and

          (d) the rights of the Beneficial Holders shall be exercised only through the Clearing Agency and the DTC Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the DTC Participants. Pursuant to the Depositary Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.09, the initial Clearing Agency will make book-entry transfers among the DTC Participants and receive and transmit distributions of principal and interest on the related Class of Book-Entry Certificates to such DTC Participants.

     For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing a specified Percentage Interest, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning Book-Entry Certificates evidencing the requisite Percentage Interest represented by the Book-Entry Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

     Section 5.08. NOTICES TO CLEARING AGENCY. Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 5.09, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related DTC Participants in accordance with its applicable rules, regulations and procedures.

     Section 5.09. DEFINITIVE CERTIFICATES. If (a) the Master Servicer notifies the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities under the Depositary Agreement with respect to the Book-Entry Certificates and the Trustee or the Master Servicer is unable to locate a qualified successor, (b) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the


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occurrence of an Event of Default, Certificateholders holding Book-Entry
Certificates evidencing Percentage Interests aggregating not less than 66% of the aggregate Class Principal Balance of such Certificates advise the Trustee and the Clearing Agency through DTC Participants in writing that the continuation of a book-entry system with respect to the Book-Entry Certificates through the Clearing Agency is no longer in the best interests of the Certificateholders with respect to such Certificates, the Trustee shall notify all Certificateholders of Book-Entry Certificates of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates for all of the Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates, and the Trustee shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

     Section 5.10. OFFICE FOR TRANSFER OF CERTIFICATES. The Trustee shall maintain in New York, New York, an office or agency where Certificates may be surrendered for registration of transfer or exchange. First Trust of New York, National Association, 100 Wall Street, Suite 1600, New York, New York 10005,
Attention:  Tom Bowen, is initially designated for said purposes.

                                      ARTICLE VI

                         The Company and the Master Servicer

     Section 6.01. LIABILITY OF THE COMPANY AND THE MASTER SERVICER. The Company and the Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company or the Master Servicer, as applicable, herein..

     Section 6.02. MERGER OR CONSOLIDATION OF THE COMPANY, OR THE MASTER SERVICER. Any corporation into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any corporation succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 6.03. LIMITATION ON LIABILITY OF THE COMPANY, THE MASTER SERVICER AND OTHERS. Neither the Company nor the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the REMIC I or REMIC II Trust Fund or the Certificateholders for any action taken by such Person or by a Servicer or for such Person's or Servicer's refraining from the taking of any action in good faith


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pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of duties and obligations hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the REMIC I Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense relating to any Mortgage Loan (other than as otherwise permitted in this Agreement) or incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company and the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to the Mortgage Loans, this Agreement, the Certificates or the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the REMIC I Trust Fund and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, as provided by Section 3.05.

     Section 6.04. THE COMPANY AND THE MASTER SERVICER NOT TO RESIGN. The Company shall not resign from the obligations and duties (including, without limitation, its obligations and duties as initial Master Servicer) hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any successor Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or any successor Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Master Servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02 hereof.

          If the Company is no longer acting as Master Servicer, then the successor Master Servicer shall give prompt written notice to the Company of any information received by such successor Master Servicer which affects or relates to an ongoing obligation or right of the Company under this Agreement.


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                                    ARTICLE VII


                                      DEFAULT

     Section 7.01. EVENTS OF DEFAULT. (a) In case one or more of the following Events of Default by the Master Servicer or by a successor Master Servicer shall occur and be continuing, that is to say:

               (i) Any failure by the Master Servicer to deposit into the Certificate Account any payment required to be deposited therein under the terms of this Agreement which continues unremedied for a period of ten days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; or

               (ii) Failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; or

               (iii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iv) The Master Servicer shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

               (v) The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (vi) Any failure of the Master Servicer to make any Monthly P&I Advance (other than a Nonrecoverable Advance) which continues unremedied at the


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     opening of business on the Distribution Date in respect of which such
     Monthly P&I Advance was to have been made;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund, by notice in writing to the Company and the Master Servicer (and to the Trustee if given by the Certificateholders, in which case such notice shall set forth evidence reasonably satisfactory to the Trustee that such Event of Default has occurred and shall not have been remedied) may terminate all of the rights (other than its right to reimbursement for advances) and obligations of the Master Servicer, including its right to the Master Servicing Fee, under this Agreement and in and to the Mortgage Loans and the proceeds thereof, if any. Such determination shall be final and binding. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be credited by the Master Servicer to the Certificate Account or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding the foregoing, if an Event of Default described in clause (vi) of this Section 7.01(a) shall occur, the Trustee shall, by notice in writing to the Master Servicer, which may be delivered by telecopy, immediately suspend all of the rights and obligations of the Master Servicer thereafter arising under this Agreement, but without prejudice to any rights it may have as a Certificateholder or to reimbursement of Monthly P&I Advances and other advances of its own funds, and the Trustee shall act as provided in Section 7.02 to carry out the duties of the Master Servicer, including the obligation to make any Monthly P&I Advance the nonpayment of which was an Event of Default described in clause (vi) of this Section 7.01(a). Any such action taken by the Trustee must be prior to the distribution on the relevant Distribution Date. If the Master Servicer shall within two Business Days following such suspension remit to the Trustee the amount of any Monthly P&I Advance the nonpayment of which by the Master Servicer was an Event of Default described in clause (vi) of this Section 7.01(a), the Trustee shall permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder. The Master Servicer agrees that it will reimburse the Trustee for actual, necessary and reasonable costs incurred by the Trustee because of action taken pursuant to clause (vi) of this
Section 7.01(a). The Master Servicer agrees that if an Event of Default as described in clause (vi) of this Section 7.01(a) shall occur more than two times in any twelve month period, the Trustee shall be under no obligation to permit the Master Servicer to resume its rights and obligations as Master Servicer hereunder.


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     (b)  In case one or more of the following Events of Default by the Company shall occur and be continuing, that is to say:

               (i) Failure on the part of the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company contained in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; or

               (ii) A decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

               (iii) The Company shall consent to the appointment of a trustee in bankruptcy, conservator or receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

               (iv) The Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund, by notice in writing to the Company and the Trustee, may direct the Trustee in accordance with Section 10.03 to institute an action, suit or proceeding in its own name as Trustee hereunder to enforce the Company's obligations hereunder.

     (c) In any circumstances in which this Agreement states that Certificateholders owning Certificates evidencing a certain percentage Percentage Interest in the REMIC II Trust Fund may take certain action, such action shall be taken by the Trustee, but only if the requisite percentage of Certificateholders required under this Agreement for taking like action or giving like instruction to the Trustee under this Agreement shall have so directed the Trustee in writing.

     Section 7.02. TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR. On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Master Servicer under this Agreement and under the Selling and Servicing Contracts with respect to the Mortgage Loans in the Mortgage Pool and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto arising after the Master


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Servicer receives such notice of termination placed on the Master Servicer by the terms and provisions hereof and thereof, and shall have the same limitations on liability herein granted to the Master Servicer; provided, that the Trustee shall not under any circumstances be responsible for any representations and warranties or any Purchase Obligation of the Company or any liability incurred by the Master Servicer at or prior to the time the Master Servicer was terminated as Master Servicer and the Trustee shall not be obligated to make a Monthly P&I Advance if it is prohibited by law from so doing. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to retain or to withdraw from the Certificate Account if the Master Servicer had continued to act hereunder, except for those amounts due to the Master Servicer as reimbursement for advances previously made or amounts previously expended and are otherwise reimbursable hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending any such appointment, the Trustee is obligated to act in such capacity. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall, together with the compensation to the Trustee, be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 7.03. NOTIFICATION TO CERTIFICATEHOLDERS. Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                                    ARTICLE VIII


                               CONCERNING THE TRUSTEE

     Section 8.01.  DUTIES OF TRUSTEE.

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee


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shall not be responsible for the accuracy or content of any such certificate, statement, opinion, report, or other order or instrument furnished by the Company or Master Servicer to the Trustee pursuant to this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement; and

          (ii) The Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates which evidence Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or relating to the exercise of any trust or power conferred upon the Trustee under this Agreement.

     (d) Within ten days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to the Rating Agencies notice of each Event of Default. Within 90 days after the occurrence of any Event of Default known to the Trustee, the Trustee shall transmit by mail to all Certificateholders (with a copy to the Rating Agencies) notice of each Event of Default, unless such Event of Default shall have been cured or waived; provided, however, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Certificateholders; and provided, further, that in the case of any Event of Default of the character specified in Section 7.01(i) and Section 7.01(ii) no such notice to Certificateholders or to the Rating Agencies shall be given until at least 30 days after the occurrence thereof.

     Section 8.02. CERTAIN MATTERS AFFECTING THE TRUSTEE. Except as otherwise provided in Section 8.01:

          (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;


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

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall not be personally liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security, if any, afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to proceeding;

          (v) The Trustee may execute the trust or any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

          (vi) The Trustee shall not be deemed to have knowledge or notice of any matter, including without limitation an Event of Default, unless actually known by a Responsible Officer, or unless written notice thereof referencing this Agreement or the Certificates is received at the Corporate Trust Office at the address set forth in Section 10.06.

     Section 8.03. TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS. The recitals contained herein (other than those relating to the due organization, power and authority of the Trustee) and in the Certificates (other than the execution of, and certificate of authentication on, the Certificates) shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loan. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer, the Servicers or the Company in respect of the Mortgage Loans or deposited into the Custodial Accounts for P&I, any Buydown Fund Account, or the Custodial Accounts for P&I by any Servicer or into the Investment Account, or the Certificate Account by the Master Servicer or the Company.

     Section 8.04. TRUSTEE MAY OWN CERTIFICATES. The Trustee or any agent or affiliate of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.


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     Section 8.05.  THE MASTER SERVICER TO PAY TRUSTEE'S FEES AND EXPENSES.
Subject to any separate written agreement with the Trustee, the Master Servicer covenants and agrees to, and the Master Servicer shall, pay the Trustee from time to time, and the Trustee shall be entitled to payment, for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee. Except as otherwise expressly provided herein, the Master Servicer shall pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements incurred or made by the Trustee in accordance with any of the provisions of this Agreement and indemnify the Trustee from any loss, liability or expense incurred by it hereunder (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense or disbursement as may arise from its negligence or bad faith. Such obligation shall survive the termination of this Agreement or resignation or removal of the Trustee. The Company shall, at its expense, prepare or cause to be prepared all federal and state income tax and franchise tax and information returns relating to the REMIC I Trust Fund or the REMIC II Trust Fund required to be prepared or filed by the Trustee and shall indemnify the Trustee for any liability of the Trustee arising from any error in such returns.

     Section 8.06. ELIGIBILITY REQUIREMENTS FOR TRUSTEE. The Trustee hereunder shall at all times be (i) an institution insured by the FDIC, (ii) a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and
(iii) acceptable to the Rating Agencies. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of any aforementioned supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     Section 8.07. RESIGNATION AND REMOVAL OF TRUSTEE. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Master Servicer. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Master Servicer may remove the Trustee and appoint a


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

successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor.

     The Holders of Certificates evidencing Percentage Interests aggregating more than 50% of the REMIC II Trust Fund may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08. Any expenses associated with the resignation of the Trustee shall be borne by the Trustee, and any expenses associated with the removal of the Trustee shall be borne by the Master Servicer.

     Section 8.08. SUCCESSOR TRUSTEE. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor shall deliver to the successor trustee all Mortgage Files, related documents, statements and all other property held by it hereunder, and the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
8.08 unless at the time of such appointment such successor trustee shall be eligible under the provisions of Section 8.06.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.08, the Master Servicer shall mail notice of the succession of such trustee hereunder to (i) all Certificateholders at their addresses as shown in the Certificate Register, (ii) the Rating Agencies and (iii) the Certificate Insurer. If the Master Servicer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed.

     Section 8.09. MERGER OR CONSOLIDATION OF TRUSTEE. Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such resulting or successor corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


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     Section 8.10.  APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the REMIC I Trust Fund or REMIC II Trust Fund may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the REMIC I Trust Fund or REMIC II Trust Fund and to vest in such Person or Persons, in such capacity, such title to the REMIC I Trust Fund or REMIC II Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment; provided, that the Trustee shall remain liable for all of its obligations and duties under this Agreement. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Certificateholders of the appointment of co-trustee(s) or separate trustee(s) shall be required under
Section 8.08 hereof.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the REMIC I Trust Fund or the REMIC II Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustee(s) and co-trustee(s), as effectively as if given to each of them. Every instrument appointing any separate trustee(s) or co-trustee(s) shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and the trust shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


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     Section 8.11.  AUTHENTICATING AGENTS. The Trustee may appoint one or more
Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Master Servicer and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent so long as it shall be eligible in accordance with the provisions of the first paragraph of this Section 8.11 without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.11, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Authenticating Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. Any reasonable compensation paid to an Authenticating Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

     Section 8.12. PAYING AGENTS. The Trustee may appoint one or more Paying Agents which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account, and distributions to Certificateholders as provided in Section 4.01 and Section 4.04(a) and Section 9.01(b) to the extent directed to do so by the Master Servicer. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Master Servicer and must be a corporation or banking association organized and


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

doing business under the laws of the United States of America or of any state, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

     Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 8.12.

     Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Master Servicer; provided, that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Master Servicer, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Master Servicer, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 8.12, the Trustee may appoint, upon prior written approval of the Master Servicer, a successor Paying Agent, shall give written notice of such appointment to the Master Servicer and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. Any reasonable compensation paid to any Paying Agent shall be a reimbursable expense pursuant to Section 8.05 if paid by the Trustee.

                                     ARTICLE IX


                                    TERMINATION

     Section 9.01. TERMINATION UPON REPURCHASE BY THE COMPANY OR LIQUIDATION OF ALL MORTGAGE LOANS.

     (a) Except as otherwise set forth in this Article IX, including, without limitation, the obligation of the Master Servicer to make payments to Certificateholders as hereafter set forth, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby shall terminate upon (i) the repurchase by the Company pursuant to the following paragraph of this Section 9.01(a) of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the REMIC I Trust Fund at a price equal, after the deduction of related advances, to the sum of
(x) the excess of (A) 100% of the aggregate outstanding Principal Balance of such Mortgage Loans (other than Liquidated Mortgage Loans) plus accrued interest at the applicable Pass-Through Rate with respect to such Mortgage Loan (other than a Liquidated Mortgage Loan) through the last day of the month of such repurchase, over (B) with respect to any Mortgage Loan which is not a Liquidated Mortgage Loan, the


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

amount of the Bankruptcy Loss incurred with respect to such Mortgage Loan as of the date of such repurchase by the Company to the extent that the Principal Balance of such Mortgage Loan has not been previously reduced by such Bankruptcy Loss, and (y) the appraised fair market value as of the effective date of the termination of the trust created hereby of (A) all property in the REMIC I Trust Fund which secured a Mortgage Loan and which was acquired by foreclosure or deed in lieu of foreclosure after the Cut-Off Date, including related Insurance Proceeds, and (B) all other property in the REMIC I Trust Fund, any such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, or (ii) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure in respect of any Mortgage Loan, and the payment to Certificateholders of all amounts required to be paid to them hereunder and the payment to the Certificate Insurer of any remaining amounts pursuant to the priority set forth in the definition of "REMIC I Distribution Amount" of the Class II-A-3 Reimbursement Amount, the Class III-A-6 Reimbursement Amount and the Class III-A-7 Reimbursement Amount; provided, however, that in no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the issue of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

     The Company may repurchase the outstanding Mortgage Loans and any Mortgaged Properties acquired by the REMIC I Trust Fund at the price stated in clause (i) of the preceding paragraph provided that the aggregate Principal Balance of the Mortgage Loans at the time of any such repurchase aggregates less than five percent of the aggregate Principal Balance of the Mortgage Loans as of the Cut-Off Date. If such right is exercised, the Company shall provide to the Trustee and the Certificate Insurer (and to the Master Servicer, if the Company is no longer acting as Master Servicer) the written certification of an officer of the Company (which certification shall include a statement to the effect that all amounts required to be paid in order to repurchase the Mortgage Loans have been deposited in the Certificate Account) and the Trustee shall promptly execute all instruments as may be necessary to release and assign to the Company the Mortgage Files and any foreclosed Mortgaged Property pertaining to the REMIC I Trust Fund.

     In no event shall the Company be required to expend any amounts other than those described in the first paragraph of this Section 9.01(a) in order to terminate the REMIC I Trust Fund or repurchase the Mortgage Loans under this
Section 9.01.

     (b) Notice of any termination, specifying the date upon which the Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by letter from the Trustee to Certificateholders mailed not less than 30 days prior to such final distribution, specifying (i) the date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Certificate Registrar therein designated (the "Termination Date"),
(ii) the amount of such final payment (the "Termination Payment") and (iii) that the Record Date otherwise applicable to the Distribution Date upon which the Termination Date occurs is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Certificate Registrar therein specified. Upon any such notice, the Certificate Account shall terminate subject to the Master


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

Servicer's obligation to hold all amounts payable to Certificateholders in trust without interest pending such payment.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the Termination Date, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the Termination Payment with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Company may take appropriate steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

     Section 9.02.  ADDITIONAL TERMINATION REQUIREMENTS.

     (a)  In the event the Company exercises its purchase option as provided in
Section 9.01, the REMIC I Trust Fund and the REMIC II Trust Fund shall be terminated in accordance with the following additional requirements, unless the Company, at its own expense, obtains for the Trustee and the Certificate Insurer an Opinion of Counsel to the effect that the failure of the REMIC I Trust Fund and REMIC II Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC I Trust Fund and the REMIC II Trust Fund as described in Section 860F of the Code, or (ii) cause the REMIC I Trust Fund or the REMIC II Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

          (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under Section 9.01, the Company, in its capacity as agent of the Tax Matters Person shall prepare the documentation required and adopt a plan of complete liquidation on behalf of the REMIC I Trust Fund and the REMIC II Trust Fund meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Company, on behalf of the REMIC I Trust Fund and the REMIC II Trust Fund; and

          (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the final Distribution Date, the Master Servicer as agent of the Trustee shall sell all of the assets of the REMIC I Trust Fund and the REMIC II Trust Fund to the Company for cash in the amount specified in Section 9.01.

     (b) By its acceptance of any Residual Certificate, the Holder thereof hereby agrees to authorize the Company to adopt such a plan of complete liquidation upon the written request of the Company and to take such other action in connection therewith as may be reasonably requested by the Company.

     Section 9.03. TRUSTS IRREVOCABLE. Except as expressly provided herein, the trusts created hereby are irrevocable.


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

                                     ARTICLE X


                              MISCELLANEOUS PROVISIONS

     Section 10.01. AMENDMENT.

     (a) This Agreement may be amended from time to time by the Master Servicer, the Company and the Trustee, without the consent of any of the Certificateholders, but with the prior written consent of the Certificate Insurer with respect to any amendment that adversely affects the interests of any of the Insured Certificateholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision herein which may be defective or inconsistent with any other provisions herein; (iii) to comply with any requirements imposed by the Code or any regulations thereunder; (iv) to correct the description of any property at any time included in the REMIC I Trust Fund or the REMIC II Trust Fund, or to assure the conveyance to the Trustee of any property included in the REMIC I Trust Fund or the REMIC II Trust Fund; and (v) pursuant to Section 5.01(c)(v). No such amendment (other than one entered into pursuant to clause (iii) of the preceding sentence) shall adversely affect in any material respect the interest of any Certificateholder. Prior to entering into any amendment without the consent of Certificateholders pursuant to this paragraph, the Trustee may require an Opinion of Counsel to the effect that such amendment is permitted under this paragraph. The placement of an "original issue discount" legend on, or any change required to correct any such legend previously place on, a Certificate shall not be deemed any amendment to this Agreement.

     (b) This Agreement may also be amended from time to time by the Master Servicer, the Company and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC II Trust Fund for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall, without the consent of the Holder of each Certificate affected thereby (i) reduce in any manner the amount of, or delay the timing of, distributions of principal or interest required to be made hereunder or reduce the Certificateholder's Percentage Interest, the Remittance Rate or the Termination Payment with respect to any of the Certificates, (ii) reduce the percentage of Percentage Interests specified in this Section 10.01 which are required to amend this Agreement, (iii) create or permit the creation of any lien against any part of the REMIC I Trust Fund or the REMIC II Trust Fund, or (iv) modify any provision in any way which would permit an earlier retirement of the Certificates.

     Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. Any failure to provide such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

     It shall not be necessary for the consent of Certificateholders under this
Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent


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

shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 10.02. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or the comparable jurisdictions in which any Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     Section 10.03. LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement, the REMIC I Trust Fund or REMIC II Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the REMIC I Trust Fund or the REMIC II Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     No Certificateholder shall have any right to vote or in any manner otherwise to control the operation and management of the REMIC I Trust Fund or the REMIC II Trust Fund or the obligations of the parties hereto (except as provided in Section 5.09, Section 7.01, Section 8.01, Section 8.02, Section 8.07, Section 10.01 and this Section 10.03), nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of the REMIC II Trust Fund shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. However, the Trustee is under no obligation to exercise any of the extraordinary trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by


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

availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     For so long as no Certificate Insurer Default exists, the Certificate Insurer shall be deemed to be the sole Holder of all outstanding Insured Certificates with respect to any rights hereunder (other than the right to receive distributions on such Insured Certificates, except as provided in
Section 3.16); provided that such rights may not be used to reduce the rights of the Insured Certificateholders to receive distributions or to otherwise impair their rights under this Agreement as further described in the definition of "Certificateholder."

     Section 10.04. ACCESS TO LIST OF CERTIFICATEHOLDERS. The Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 30 days after receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to such Certificateholders.

     If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such list from the Certificate Registrar, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

     Every Certificateholder, by receiving and holding the same, agrees with the Master Servicer and the Trustee that neither the Master Servicer nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

     Section 10.05. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered or certified mail to (a) in the case of the Company, 75 North Fairway Drive, Vernon Hills, Illinois 60061, Attention:
General Counsel (with a copy directed to the attention of the


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

Master Servicing Department) or such other address as may hereafter be furnished to the Trustee in writing by the Company, (b) in the case of the Trustee, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Master Servicer in writing by the Trustee, (c) in the case of the Certificate Registrar, at its Corporate Trust Office, or such other address as may hereafter be furnished to the Trustee in writing by the Certificate Registrar, (d) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Frank Raiter, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by S&P, (e) in the case of DCR, 55 E. Monroe Street, 38th Floor, Chicago, Illinois 60603, Attention:
Residential Mortgages, or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by DCR and (f) in the case of the Certificate Insurer, to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attn: Insured Portfolio Management - Structured Finance (IPM-SF), or such other address as may hereafter be furnished to the Trustee and Master Servicer in writing by the Certificate Insurer. Notices to the Rating Agencies shall also be deemed to have been duly given if mailed by first class mail, postage prepaid, to the above listed addresses of the Rating Agencies. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 10.08. COUNTERPART SIGNATURES. For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 10.09. BENEFITS OF AGREEMENT. Nothing in this Agreement or in any Certificate, expressed or implied, shall give to any Person, other than the parties hereto and their respective successors hereunder, any separate trustee or co-trustee appointed under Section 8.10 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 10.10. NOTICES AND COPIES TO RATING AGENCIES.

     (a) The Trustee shall notify the Rating Agencies of the occurrence of any of the following events, in the manner provided in Section 10.06:

          (i) the occurrence of an Event of Default pursuant to Section 7.01, subject to the provisions of Section 8.01(d);

          (ii)   the appointment of a successor Master Servicer pursuant to
     Section 7.02;

     (b) The Master Servicer shall notify the Rating Agencies of the occurrence of any of the following events, or in the case of clauses (iii), (iv), (vii) and
(viii) promptly upon receiving notice thereof, in the manner provided in Section 10.06;

          (i)    any amendment of this Agreement pursuant to Section 10.01;

          (ii)   the appointment of a successor Trustee pursuant to Section
     8.08;

          (iii) the filing of any claim under or the cancellation or modification of any fidelity bond and errors and omissions coverage pursuant to Section 3.01 and Section 3.06 with respect to the Master Servicer or any Servicer;

          (iv) any change in the location of the Certificate Account, any Custodial Account for P&I or any Custodial Account for Reserves;

          (v) the repurchase of any Mortgage Loan pursuant to a Purchase Obligation or the repurchase of the outstanding Mortgage Loans pursuant to
     Section 9.01;

          (vi) the occurrence of the final Distribution Date or the termination of the trust pursuant to Section 9.01(a)(ii);

          (vii) the failure of the Master Servicer to make a Monthly P&I Advance following a determination on the Determination Date that the Master Servicer would make such advance pursuant to Section 4.02; and

          (viii) the failure of the Master Servicer to make a determination on the Determination Date regarding whether it would make a Monthly P&I Advance when a shortfall exists between (x) payments scheduled to be received in respect of the Mortgage Loans and (y) the amounts actually deposited in the Certificate Account on account of such payments, pursuant to Section 4.02.

The Master Servicer shall provide copies of the statements pursuant to Section 4.02, Section 4.05, Section 3.12, Section 3.13 or Section 3.15 or any other statements or reports to the Rating Agencies (with a copy to the Certificate Insurer) in such time and manner that such statements or determinations are required to be provided to Certificateholders. With respect to the reports described in the second paragraph of Section 4.05, the Master Servicer shall provide such reports to the Rating Agencies (with a copy to the Certificate Insurer) in respect of each Distribution Date, without regard to whether any Certificateholder or the Trustee has requested such report for such Distribution Date.


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

     IN WITNESS WHEREOF, the Company and the Trustee have caused their names to be signed hereto by their respective officers, thereunto duly authorized, and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        PNC MORTGAGE SECURITIES CORP.
(SEAL)
                                        By: /s/ Michael A. Aaknes
                                            -------------------------------
                                             Michael A. Aaknes
                                        Its: Assistant Vice President



                                   U.S. BANK NATIONAL ASSOCIATION, as Trustee
(SEAL)
[NO CORPORATE SEAL]
                                        By: /s/ C. Hatfield
                                            -------------------------------
                                        Its: Vice President
                                            -------------------------------

                          ACKNOWLEDGEMENT OF CORPORATION

STATE OF ILLINOIS        )
                         )  SS.
COUNTY OF LAKE           )

     On this      day of March, 1998 before me, a Notary Public in and for said
State, personally appeared, known to me to be the of PNC MORTGAGE SECURITIES CORP., one of the corporations that executed the within interest, and also known to me to be the person who executed it on behalf of said Corporation, and acknowledged to me that such corporation executed the within instrument pursuant to its By-Laws or a resolution of its Board of Directors.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in the certificate first above written.

                                        /s/ Julie A. Lucas
                                        -----------------------------------
                                        Notary Public
(SEAL) [STAMP]

                           CERTIFICATE OF ACKNOWLEDGEMENT


STATE OF MINNESOTA       )
                         )   SS.
COUNTY OF RAMSEY         )

     On this      day of March, 1998 before me, a Notary Public in and for said
State, personally appeared CHRISTINA HATFIELD, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     WITNESS my hand and official seal.
                                                  [STAMP]
     Signature /s/ Deborah J. Franco              (SEAL)
               -----------------------------------

                                                                 Exhibit A-I-A-1
                                                                 CUSIP [       ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class I-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3                      Portion of the Class I-A-1 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

Class I-A-1 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class I-A-1 Principal Balance

as of the Cut-Off Date:   $[            ]


                                      Cede & Co.
                                   Registered Owner

                                                                   Exhibit A-I-X
                                                                   CUSIP

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class I-X

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____ %, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-3                      Portion of the Class I-X Notional Amount as
                                   of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

Class I-X Remittance Rate:  6.750% applied to the Class
I-X Notional Amount

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class I-X Principal Balance
as of the Cut-Off Date:   $0.00

Class I-X Notional Amount
as of the Cut-Off Date:   $[           ]


                                  __________________
                              Registered Owner
                              Certificate No. _________

                                                                   Exhibit A-I-P
                                                                   CUSIP

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class I-P

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

Series 1998-3                      Portion of the Class I-P Principal Balance as
                                   of the Cut-Off Date evidenced by this
                                   Certificate:
Class I-P Remittance Rate: 0.00%   $____________________________________________


Cut-Off Date: March 1, 1998

First Distribution Date: April 27, 1998

Last Scheduled Distribution Date:

Class I-P Principal Balance as of the Cut-Off Date:


                                  __________________
                              Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-I-B-1
                                                                 CUSIP [       ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class I-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS I-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-3                      Portion of the Class I-B-1 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $_________________________________________

Class I-B-1 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class I-B-1 Principal Balance
as of the Cut-Off Date:   $[         ]

                                  __________________
                              Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-I-B-2
                                                                 CUSIP [       ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class I-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____% and the amount of OID attributable to the short period is not more than $
__________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS I-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-3                      Portion of the Class I-B-2 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

Class I-B-2 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class I-B-2 Principal Balance

as of the Cut-Off Date:   $[             ]


                                  __________________
                              Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-I-B-3
                                                                 CUSIP [       ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class I-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS I-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class I-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-3                      Portion of the Class I-B-3 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________


Class I-B-3 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class I-B-3 Principal Balance
as of the Cut-Off Date:   $[             ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-I-B-4
                                                                 CUSIP [       ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class I-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 100% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____% , and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS I-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-3                 Portion of the Class I-B-4 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

     Class I-B-4 Remittance Rate:   6.750%

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class I-B-4 Principal Balance
     as of the Cut-Off Date:   $[             ]

                                  __________________
                                   Registered Owner

                              Certificate No. _________

                                                                 Exhibit A-I-B-5
                                                                 CUSIP [       ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class I-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS I-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-3                 Portion of the Class I-B-5 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

     Class I-B-5 Remittance Rate:   6.750%

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class I-B-5 Principal Balance
     as of the Cut-Off Date:   $[            ]

                                  __________________
                                   Registered Owner

                              Certificate No. _________

                                                                 Exhibit A-I-B-6
                                                                 CUSIP [       ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class I-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Basic Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Basic Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS I-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS I-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class I-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-3                 Portion of the Class I-B-6 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $__________________________________________

     Class I-B-6 Remittance Rate:   6.750%

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class I-B-6 Principal Balance
     as of the Cut-Off Date:   $[               ]

                                  __________________
                                   Registered Owner

                              Certificate No. _________

                                                                Exhibit A-II-A-1
                                                                CUSIP [        ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3                      Portion of the Class II-A-1 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

Class II-A-1 Remittance Rate: 6.700%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class II-A-1 Principal Balance as of the Cut-Off Date:

                                      Cede & Co.
                                   Registered Owner

                                                                Exhibit A-II-A-2
                                                                CUSIP [        ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3                      Portion of the Class II-A-2 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

Class II-A-2 Remittance Rate: 6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class II-A-2 Principal Balance as of the Cut-Off Date:

                                      Cede & Co.
                                   Registered Owner

                                                                Exhibit A-II-A-3
                                                                CUSIP [        ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3                      Portion of the Class II-A-3 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

Class II-A-3 Remittance Rate: 6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class II-A-3 Principal Balance as of the Cut-Off Date:

                                      Cede & Co.
                                   Registered Owner

                                                                Exhibit A-II-A-4
                                                                CUSIP [        ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3                      Portion of the Class II-A-4 Principal Balance
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $___________________________________________

Class II-A-4 Remittance Rate: 6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class II-A-4 Principal Balance as of the Cut-Off Date:

                                      Cede & Co.
                                   Registered Owner

                                                                Exhibit A-II-A-5
                                                                CUSIP [        ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class II-A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial Certificate
Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-3                      Portion of the Class II-A-5 Notional Amount
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $__________________________________________

Class II-A-5 Remittance Rate: 6.750% applied to the Class II-A-5 Notional Amount

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class II-A-5 Principal Balance as of the Cut-Off Date: $0.00

Class II-A-5 Notional Amount as of the Cut-Off Date:   $[          ]


                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-III-A-1
                                                               CUSIP [         ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-A-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.400% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3                      Portion of the Class III-A-1 Principal
                                   Balance as of the Cut-Off Date Evidenced by this Certificate:
                                   $_________________________________________

Class III-A-1 Remittance Rate:   6.400%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-1 Principal Balance
as of the Cut-Off Date:   $[             ]

                                      Cede & Co.
                                   Registered Owner

                                                               Exhibit A-III-A-2
                                                               CUSIP [         ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998.

[Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial Certificate
Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-3                      Portion of the Class III-A-2 Notional Amount
                                   as of the Cut-Off Date Evidenced by this
                                   Certificate:
                                   $__________________________________________

Class III-A-2 Remittance Rate: 6.750% applied to the Class III-A-2 Notional
Amount

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-2 Principal Balance as of the Cut-Off Date: $0.00

Class III-A-2 Notional Amount as of the Cut-Off Date:   $[        ]


                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-III-A-3
                                                               CUSIP [         ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-A-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 7.000% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3                      Portion of the Class III-A-3 Principal
                                   Balance as of the Cut-Off Date Evidenced by this Certificate:
                                   $_________________________________________

Class III-A-3 Remittance Rate:   7.000%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-3 Principal Balance
as of the Cut-Off Date:   $[              ]

                                      Cede & Co.
                                   Registered Owner

                                                               Exhibit A-III-A-4
                                                               CUSIP [         ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____%, and the amount of OID attributable to the short period is not more than $ _________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-3              Portion of the Class III-A-4 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-4 Remittance Rate:   0.000%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-4 Principal Balance
as of the Cut-Off Date:   $[            ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-III-A-5
                                                            CUSIP [         ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                   Class III-A-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ___%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3              Portion of the Class III-A-5 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-5 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-5 Principal Balance
as of the Cut-Off Date:   $[            ]


                                     Cede & Co.
                                  Registered Owner

                                                              Exhibit A-III-A-6
                                                              CUSIP [         ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial
Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3              Portion of the Class III-A-6 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________

Class III-A-6 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-6 Principal Balance
as of the Cut-Off Date:   $[            ]

                                     Cede & Co.
                                  Registered Owner

                                                               Exhibit A-III-A-7
                                                               CUSIP [         ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-7

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial
Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3              Portion of the Class III-A-7 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________



Class III-A-7 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-7 Principal Balance
as of the Cut-Off Date:   $[            ]



                                     Cede & Co.
                                  Registered Owner

                                                               Exhibit A-III-A-8
                                                               CUSIP [         ]

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class III-A-8

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ___%, and the amount of OID attributable to the short period is not more than $ __________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Series 1998-3              Portion of the Class III-A-8 Principal Balance as of
                           the Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________


Class III-A-8 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class III-A-8 Principal Balance

as of the Cut-Off Date:   $[              ]



                                     Cede & Co.
                                  Registered Owner

                                                                 Exhibit A-C-X-1
                                                                 CUSIP

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class C-X-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ ___________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____ %, and the amount of OID attributable to the short period is not more than $ _________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-3              Portion of the Class C-X-1 Notional Amount as of the
                           Cut-Off Date Evidenced by this Certificate:
                           $___________________________________________________

Class C-X-1 Remittance Rate:   6.750% applied to the Class C-X-1 Notional Amount

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class C-X-1 Principal Balance

as of the Cut-Off Date:   $0.00

Class C-X-1 Notional Amount

as of the Cut-Off Date:   $[                ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-C-X-2
                                                                 CUSIP

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-X-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial
Certificate Principal Balance, the yield to maturity is ____ %, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-3              Portion of the Class C-X-2 Notional Amount as of the
                           Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________________

Class C-X-2 Remittance Rate:   6.750% applied to the Class C-X-2 Notional Amount

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class C-X-2 Principal Balance

as of the Cut-Off Date:   $0.00

Class C-X-2 Notional Amount

as of the Cut-Off Date:   $[              ]


                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-C-X-3
                                                                 CUSIP


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class C-X-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ ________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____ %, and the amount of OID attributable to the short period is not more than $ ________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-3              Portion of the Class C-X-3 Notional Amount as of the
                           Cut-Off Date Evidenced by this Certificate:
                           $__________________________________________________

Class C-X-3 Remittance Rate:   6.750% applied to the Class C-X-3 Notional Amount

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class C-X-3 Principal Balance

as of the Cut-Off Date:   $0.00

Class C-X-3 Notional Amount

as of the Cut-Off Date:   $[                 ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-III-P
                                                                 CUSIP


                          MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class III-P

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended. The issue date (the "Issue Date") of this Certificate is March 30, 1998. Interest is not payable with respect to this Certificate. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (I.E., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been
issued with original issue discount ("OID") of no more than $            per
$100,000 of initial Certificate Principal Balance, the yield to maturity is %, and the amount of OID attributable to the short period is not more than $
      per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

Series 1998-3            Portion of the Class III-P Principal Balance as of the
                         Cut-Off Date evidenced by this Certificate:
                         $____________________________________________________

Class III-P Remittance Rate: 0.00% $

Cut-Off Date: March 1, 1998

First Distribution Date: April 27, 1998

Last Scheduled Distribution Date:

Class III-P Principal Balance as of the Cut-Off Date:


                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-C-B-1
                                                           CUSIP [             ]
                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-1

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-1 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-1 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-3            Portion of the Class C-B-1 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $____________________________________________________

Class C-B-1 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class C-B-1 Principal Balance

as of the Cut-Off Date:   $[              ]


                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-C-B-2
                                                            CUSIP [            ]
                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ ________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ___%, and the amount of OID attributable to the short period is not more than $
______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-2 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-2 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-3            Portion of the Class C-B-2 Principal Balance as of the
                         Cut-Off Date Evidenced by this Certificate:
                         $_________________________________________________

Class C-B-2 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class C-B-2 Principal Balance

as of the Cut-Off Date:   $[               ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                                 Exhibit A-C-B-3
                                                            CUSIP [            ]
                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-3

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Issue Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $
_________ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-3 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-3 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY.

The Class C-B-3 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

Series 1998-3                 Portion of the Class C-B-3 Principal Balance as of
                              the Cut-Off Date Evidenced by this Certificate:
                              $_____________________________________________

Class C-B-3 Remittance Rate:   6.750%

Cut-Off Date:   March 1, 1998

First Distribution Date:   April 27, 1998

Last Scheduled Distribution Date:

Class C-B-3 Principal Balance

as of the Cut-Off Date:   $[              ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                               Exhibit A-C-B-4
                                                               CUSIP [        ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-4

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ __________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $ _______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-4 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-4 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-4 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-3            Portion of the Class C-B-4 Principal Balance as of
                              the Cut-Off Date Evidenced by this Certificate:
                              $________________________________________________

     Class C-B-4 Remittance Rate:   6.750%

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class C-B-4 Principal Balance

     as of the Cut-Off Date:   $[                   ]

                                  __________________
                                   Registered Owner

                              Certificate No. _________

                                                              Exhibit A-C-B-5
                                                              CUSIP [         ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-5

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                            PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $ ___________ per $100,000 of initial Certificate Principal Balance, the yield to maturity is _____%, and the amount of OID attributable to the short period is not more than $ _______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-5 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-5 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-5 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-3            Portion of the Class C-B-5 Principal Balance as of
                              the Cut-Off Date Evidenced by this Certificate:
                              $______________________________________________

     Class C-B-5 Remittance Rate:   6.750%

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class C-B-5 Principal Balance

     as of the Cut-Off Date:   $[                    ]

                                  __________________
                                   Registered Owner
                              Certificate No. _________

                                                             Exhibit A-C-B-6
                                                             CUSIP [           ]

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                    Class C-B-6

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consists of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                             PNC MORTGAGE SECURITIES CORP

This Certificate represents ownership of a "regular interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The issue date (the "Date") of this Certificate is March 30, 1998. The rate at which interest is payable as of the Issue Date with respect to this Certificate is 6.750% per annum. [Assuming that the Mortgage Loans underlying the Certificates prepay at the prepayment assumption used by the issuer in pricing this Certificate (i.e., 250% of the Standard Prepayment Assumption as described in the Prospectus Supplement), this Certificate has been issued with original issue discount ("OID") of no more than $_______ per $100,000 of initial Certificate Principal Balance, the yield to maturity is ____%, and the amount of OID attributable to the short period is not more than $_______ per $100,000 of initial Certificate Principal Balance, computed under the exact method. No representation is made that the Mortgage Loans will prepay at a rate based on the Standard Prepayment Assumption or any other rate.]

     IN THE CASE OF ANY CLASS C-B-6 CERTIFICATE PRESENTED FOR REGISTRATION IN THE NAME OF AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS) (A "PLAN"), A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION, THE TRUSTEE SHALL REQUIRE, EXCEPT AS OTHERWISE SET FORTH IN SECTION 5.01(d) OF THE POOLING AGREEMENT, AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS C-B-6 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR
     SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND EXCEPT IN ACCORDANCE WITH
     SECTION 5.01(e) OF THE POOLING AGREEMENT.

The Class C-B-6 Certificates will be subordinate in right of payment to and provide credit support to certain Classes of Certificates, as described in the Pooling Agreement.

     Series 1998-3            Portion of the Class C-B-6 Principal Balance as of
                              the Cut-Off Date Evidenced by this Certificate:
                              $_______________________________________________

     Class C-B-6 Remittance Rate:   6.750%

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class C-B-6 Principal Balance

     as of the Cut-Off Date:   $[               ]

                                  __________________
                                   Registered Owner
                               Certificate No. _________

                                                                       Exhibit B
                                                                       CUSIP

                          MORTGAGE PASS-THROUGH CERTIFICATE

                                      Class R-2

Evidencing a Percentage Interest in a trust fund whose assets consist of interests in another trust fund whose assets consist of, among other things, a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-2 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-2 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R-2 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-2 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE REMIC I TRUST FUND, THE REMIC II TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Series 1998-3            Percentage Interest evidenced by this Class R-2
                              Certificate in the distributions to be made with respect to the Class R-2 Certificates:__________
                              _________%

     Class R-2 Remittance Rate: 6.750%.
     Additionally the Class R-2 Certificates
     are entitled to the Residual Distribution
     Amount as defined in the Pooling Agreement.

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class R Principal Balance as of the Cut-Off Date:   $50.00

                                  __________________
                                   Registered Owner

                              Certificate No. _________

                                                                       Exhibit C
                                                                       CUSIP

                         MORTGAGE PASS-THROUGH CERTIFICATE

                                     Class R-1

Evidencing a Percentage Interest in certain distributions with respect to a pool of conventional one- to four-family mortgage loans formed and administered by

                           PNC MORTGAGE SECURITIES CORP.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE COMPANY AND THE CERTIFICATE REGISTRAR THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFER TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R-1 CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF A CLASS R-1 CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF ANY CLASS R-1 CERTIFICATE SHALL BE MADE UNLESS THE TRANSFEREE PROVIDES THE COMPANY AND THE TRUSTEE WITH AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE COMPANY TO THE EFFECT THAT THE PURCHASE OR HOLDING OF A CLASS R-1 CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER OR THE COMPANY TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE MASTER SERVICER, THE REMIC I TRUST FUND, THE REMIC II TRUST FUND OR THE COMPANY.

Solely for U.S. federal income tax purposes, this Certificate represents a "residual interest" in a "real estate mortgage investment conduit," as those terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended.

     Series 1998-3            Percentage Interest evidenced by this Class R-1
                              Certificate in the distributions to be made with respect to the Class R-1 Certificates: ________
                              ___________%

     Class R-1 Remittance Rate: 6.750%.
     Additionally the Class R-1 Certificates
     are entitled to Excess Liquidation
     Proceeds and the Residual Distribution
     Amount as defined in the Pooling Agreement.

     Cut-Off Date:   March 1, 1998

     First Distribution Date:   April 27, 1998

     Last Scheduled Distribution Date:

     Class R-1 Principal Balance as of the Cut-Off Date:   $50.00

                                  __________________
                                   Registered Owner

                              Certificate No. _________

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC I Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.01 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                U.S. BANK NATIONAL ASSOCIATION, as Trustee


                                By:
                                   ---------------------------------------


                     (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

     This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee


By:
   ------------------------

Dated:
      ---------------------

                           PNC MORTGAGE SECURITIES CORP.
                         MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC I Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC II Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any

Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC I Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the REMIC II Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than five percent (5%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                      ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto ______________________________________________________________
_______________________________________________________________________________
(Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints
_______________________________________________________________________________

Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.

Dated:
      ----------------   ------------------------------------------------------
                         Signature Guaranteed

                         ------------------------------------------------------
                         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever. This Certificate does not represent an obligation of or an interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                                      EXHIBIT D

 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125032     VARGAS,FRANK,DEBRA         15688 37TH AVENUE          CLEARLAKE          CA     95422       $27,755.64
  600125061     LOVE,DONALD,LAURA          2128 GRANT STREET          LONGMANT           CO     80501       $87,203.51
  600125062     LOVE,DONALD,LAURA          188 LABONTE STREET #331    DILLON             CO     80435       $53,178.69
  600125081     AKERS,LARRY,BONNIE         HC 83 BOX 4280             COQUILLE           OR     97423       $61,966.39
  600125082     JACKSON,WAYNE,LOUISE       159 FAWN WAY               EAGLE POINT        OR     97524       $93,576.10
  600125083     CHAPMAN,MORLEY             6615 ROCKYDALE ROAD        CAVE JUNCTION      OR     97523       $69,589.59
  600125094     HULLMAN,JOHN,NANCY         524 A & B NORTHWEST C STR  GRANTS PASS        OR     97526       $46,708.94
  600125095     GALUSHA,PAMELA             458 RAY LANE               ASHLAND            OR     97520       $42,250.82
  600125104     DAHL,WAYNE,LINDA           1541 VELIA STREET          MEDFORD            OR     97504       $62,117.15
  600125105     ENGLISH/TEMPLEM,DONALD/BI  57 QUINCE STREET           MEDFORD            OR     97501       $55,181.69
  600125121     LOHMAN,JOSHUA J            1618 SOUTHEAST BELMONT ST  PORTLAND           OR     97214       $60,244.70
  600125128     ALLEN,RODNEY               17401 8TH AVENUE COURT SO  SPANAWAY           WA     98387       $41,066.05
  600125146     HOLMES,MIKE,CAROLE         2714 HERVEY AVENUE         BOISE              ID     83705       $59,299.47
  600125151     HOLLADAY,NANNETTE          4970 NORTH UNIVERSITY AVE  PROVO              UT     84604       $68,417.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125032     VARGAS,FRANK,DEBRA           8.000      .250    7.750     .0400     7.710     12/01/2012
  600125061     LOVE,DONALD,LAURA            8.375      .250    8.125     .0400     8.085     11/01/2012
  600125062     LOVE,DONALD,LAURA            8.125      .250    7.875     .0400     7.835     11/01/2012
  600125081     AKERS,LARRY,BONNIE           8.250      .250    8.000     .0400     7.960     12/01/2012
  600125082     JACKSON,WAYNE,LOUISE         8.000      .250    7.750     .0400     7.710     12/01/2012
  600125083     CHAPMAN,MORLEY               7.875      .250    7.625     .0400     7.585     01/01/2013
  600125094     HULLMAN,JOHN,NANCY           7.250      .250    7.000     .0400     6.960     01/01/2013
  600125095     GALUSHA,PAMELA               7.875      .250    7.625     .0400     7.585     01/01/2013
  600125104     DAHL,WAYNE,LINDA             7.375      .250    7.125     .0400     7.085     01/01/2013
  600125105     ENGLISH/TEMPLEM,DONALD/BI    8.125      .250    7.875     .0400     7.835     01/01/2013
  600125121     LOHMAN,JOSHUA J              7.875      .250    7.625     .0400     7.585     01/01/2013
  600125128     ALLEN,RODNEY                 7.875      .250    7.625     .0400     7.585     01/01/2013
  600125146     HOLMES,MIKE,CAROLE           8.000      .250    7.750     .0400     7.710     11/01/2012
  600125151     HOLLADAY,NANNETTE            8.375      .250    8.125     .0400     8.085     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125032     VARGAS,FRANK,DEBRA         496178                       $267.58                  03/01/1998             180
  600125061     LOVE,DONALD,LAURA          507876                       $862.09                  03/01/1998             180
  600125062     LOVE,DONALD,LAURA          507884                       $518.03                  03/01/1998             180
  600125081     AKERS,LARRY,BONNIE         522581                       $606.34                  03/01/1998             180
  600125082     JACKSON,WAYNE,LOUISE       522601                       $902.14                  03/01/1998             180
  600125083     CHAPMAN,MORLEY             522612                       $663.91                  03/01/1998             180
  600125094     HULLMAN,JOHN,NANCY         522682                       $429.05                  03/01/1998             180
  600125095     GALUSHA,PAMELA             522693                       $403.09                  03/01/1998             180
  600125104     DAHL,WAYNE,LINDA           522720                       $574.95                  03/01/1998             180
  600125105     ENGLISH/TEMPLEM,DONALD/BI  522721                       $534.40                  03/01/1998             180
  600125121     LOHMAN,JOSHUA J            526064                       $574.76                  03/01/1998             180
  600125128     ALLEN,RODNEY               528508                       $405.94                  03/01/1998             180
  600125146     HOLMES,MIKE,CAROLE         530493                       $573.39                  03/01/1998             180
  600125151     HOLLADAY,NANNETTE          530599                       $674.42                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125032     VARGAS,FRANK,DEBRA          .00       .00       .00       .000        .250          .290       $42,000.00    N
  600125061     LOVE,DONALD,LAURA           .00       .00       .00       .000        .250          .290      $126,000.00    N
  600125062     LOVE,DONALD,LAURA           .00       .00       .00       .000        .250          .290      $178,500.00    N
  600125081     AKERS,LARRY,BONNIE          .00       .00       .00       .000        .250          .290       $98,000.00    N
  600125082     JACKSON,WAYNE,LOUISE        .00       .00       .00       .000        .250          .290      $118,000.00    N
  600125083     CHAPMAN,MORLEY              .00       .00       .00       .000        .250          .290      $115,000.00    N
  600125094     HULLMAN,JOHN,NANCY          .00       .00       .00       .000        .250          .290       $93,500.00    N
  600125095     GALUSHA,PAMELA              .00       .00       .00       .000        .250          .290      $120,000.00    N
  600125104     DAHL,WAYNE,LINDA            .00       .00       .00       .000        .250          .290       $95,000.00    N
  600125105     ENGLISH/TEMPLEM,DONALD/BI   .00       .00       .00       .000        .250          .290       $74,000.00    N
  600125121     LOHMAN,JOSHUA J             .00       .00       .00       .000        .250          .290      $132,000.00    N
  600125128     ALLEN,RODNEY                .00       .00       .00       .000        .250          .290       $95,000.00    N
  600125146     HOLMES,MIKE,CAROLE          .00       .00       .00       .000        .250          .290       $96,000.00    N
  600125151     HOLLADAY,NANNETTE           .00       .00       .00       .000        .250          .290      $120,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125186     DUBSKY,JOSEPH,JUDY         290 FIRST STREET           IRRIGON            OR     97844       $42,763.66
  600125228     KEITH,WARREN,BARBARA       644 TERRACE DRIVE          BULLHEAD CITY      AZ     86442       $37,278.99
  600125229     PALAZZO,RANDALL            8611 EAST TWENTY-SIXTH PL  TUCSON             AZ     85710       $63,217.62
  600125242     MACKE,DREW A.              2106 WEST PLATA AVENUE     MESA               AZ     85202       $62,444.12
  600125266     LE,CUC HONG THI            2608 BARTLETT STREET       OAKLAND            CA     94602       $64,868.11
  600125272     HUGHES,DIANE               19 CENTER STREET           RONKONKOMA         NY     11779       $83,071.65
  600125278     WELCH,THEODORE, TERRI      2805 BIRD STREET           HANNIBAL           MO     63401       $24,119.37
  600125283     JONES,GERARD, WILLA        56 ANDREWS AVENUE          WHEATLEY HEIGHT    NY     11798       $80,360.21
  600125305     DURAN,JUAN,IRMA            1002 R STREET              NEWMAN             CA     95360       $29,743.88
  600125328     BURRUS,WILLIAM,MICHELE     4141 SOUTH LEWISTON CIRCL  AURORA             CO     80013       $90,590.74
  600125374     KUBOTA,ALLAN               304 NORTH 450 EAST         SPRINGVILLE        UT     84663       $97,181.62
  600125388     KUBOTA,ALLAN               292 EAST 4960 NORTH        PROVO              UT     84604       $87,248.70
  600125396     FURFARO,JANET              12532 WEST FLORIDA DRIVE   LAKEWOOD           CO     80228       $79,023.55
  600125438     STEWART,RICHARD            597 LEE HILL DRIVE         BOULDER            CO     80302       $66,737.97


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125186     DUBSKY,JOSEPH,JUDY           8.250      .250    8.000     .0400     7.960     12/01/2012
  600125228     KEITH,WARREN,BARBARA         8.250      .250    8.000     .0400     7.960     12/01/2012
  600125229     PALAZZO,RANDALL              8.500      .250    8.250     .0400     8.210     12/01/2012
  600125242     MACKE,DREW A.                7.875      .250    7.625     .0400     7.585     12/01/2012
  600125266     LE,CUC HONG THI              8.750      .250    8.500     .0400     8.460     10/01/2012
  600125272     HUGHES,DIANE                 8.625      .250    8.375     .0400     8.335     11/01/2012
  600125278     WELCH,THEODORE, TERRI        9.250      .250    9.000     .0400     8.960     11/01/2012
  600125283     JONES,GERARD, WILLA          9.125      .250    8.875     .0400     8.835     12/01/2012
  600125305     DURAN,JUAN,IRMA              8.250      .250    8.000     .0400     7.960     12/01/2012
  600125328     BURRUS,WILLIAM,MICHELE       8.375      .250    8.125     .0400     8.085     11/01/2012
  600125374     KUBOTA,ALLAN                 8.500      .250    8.250     .0400     8.210     12/01/2012
  600125388     KUBOTA,ALLAN                 8.250      .250    8.000     .0400     7.960     12/01/2012
  600125396     FURFARO,JANET                7.625      .250    7.375     .0400     7.335     01/01/2013
  600125438     STEWART,RICHARD              8.500      .250    8.250     .0400     8.210     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125186     DUBSKY,JOSEPH,JUDY         535469                       $422.01                  03/01/1998             180
  600125228     KEITH,WARREN,BARBARA       537554                       $364.77                  03/01/1998             180
  600125229     PALAZZO,RANDALL            537560                       $627.77                  03/01/1998             180
  600125242     MACKE,DREW A.              537656                       $597.52                  03/01/1998             180
  600125266     LE,CUC HONG THI            538439                       $657.34                  03/01/1998             180
  600125272     HUGHES,DIANE               538580                       $833.35                  03/01/1998             180
  600125278     WELCH,THEODORE, TERRI      538707                       $252.15                  03/01/1998             180
  600125283     JONES,GERARD, WILLA        538802                       $827.59         2        03/01/1998             180
  600125305     DURAN,JUAN,IRMA            540053                       $291.04                  03/01/1998             180
  600125328     BURRUS,WILLIAM,MICHELE     543106                       $903.63                  03/01/1998             180
  600125374     KUBOTA,ALLAN               543504                       $965.04                  03/01/1998             180
  600125388     KUBOTA,ALLAN               543631                       $853.72                  03/01/1998             180
  600125396     FURFARO,JANET              543659                       $742.63                  03/01/1998             180
  600125438     STEWART,RICHARD            543884                       $662.73                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125186     DUBSKY,JOSEPH,JUDY          .00       .00       .00       .000        .250          .290       $73,600.00    N
  600125228     KEITH,WARREN,BARBARA        .00       .00       .00       .000        .250          .290       $47,000.00    N
  600125229     PALAZZO,RANDALL             .00       .00       .00       .000        .250          .290       $85,000.00    N
  600125242     MACKE,DREW A.               .00       .00       .00       .000        .250          .290       $86,000.00    N
  600125266     LE,CUC HONG THI             .00       .00       .00       .000        .250          .290      $115,770.00    N
  600125272     HUGHES,DIANE                .00       .00       .00       .000        .250          .290      $112,000.00    N
  600125278     WELCH,THEODORE, TERRI       .00       .00       .00       .000        .250          .290       $36,000.00    N
  600125283     JONES,GERARD, WILLA         .00       .00       .00       .000        .250          .290       $90,000.00    N
  600125305     DURAN,JUAN,IRMA             .00       .00       .00       .000        .250          .290       $58,000.00    N
  600125328     BURRUS,WILLIAM,MICHELE      .00       .00       .00       .000        .250          .290      $124,900.00    N
  600125374     KUBOTA,ALLAN                .00       .00       .00       .000        .250          .290      $169,000.00    N
  600125388     KUBOTA,ALLAN                .00       .00       .00       .000        .250          .290      $184,000.00    N
  600125396     FURFARO,JANET               .00       .00       .00       .000        .250          .290      $151,000.00    N
  600125438     STEWART,RICHARD             .00       .00       .00       .000        .250          .290      $290,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125475     HENDERSON,MARION R.        1365 2ND STREET            LEBANON            OR     97355       $49,725.69
  600125477     ARMENDARIZ,DAVID,DEBORAH   1740 CEDAR STREET          SWEET HOME         OR     97386       $79,286.35
  600125479     SHORE,AUDREY,STANLEY       1210 ALBERT DRIVE SOUTHEA  SALEM              OR     97302       $70,882.80
  600125486     MAGNUSON,JOHN/TAMARA       466 & 468 NORTHWEST 5TH S  ONTARIO            OR     97914       $52,118.87
  600125506     JOSTAD,DAVID R             4040 COPPER GLEN COURT SO  SALEM              OR     97302       $63,620.60
  600125507     JOSTAD,DAVID R             605 ROCKWOOD STREET SOUTH  SALEM              OR     97306       $72,144.88
  600125515     WILLIAMS,TERRY             4200 & 4210 CLARK STREET   BOISE              ID     83705       $66,539.89
  600125549     GONZALEZ,MARIA             111 MADRID STREET          SAN FRANCISCO      CA     94112       $59,064.37
  600125550     GALE,NIGEL                 2454 PENMAR AVENUE         LOS ANGELES        CA     90291       $70,373.53
  600125551     BREKER,CHERYL,DOUGLAS      304 NORTH WALNUT STREET    TOWNSEND           MT     59644       $60,791.37
  600125568     THROWER,ORLANDO,ELLA       436 EAST 91ST STREET       LOS ANGELES        CA     90003       $70,826.26
  600125570     PRAK,JENNIFER              3509-3511 MARLBOROUGH AVE  SAN DIEGO          CA     92105       $97,935.07
  600125591     FRANKENBERGER,DAVID        1940 MESA STREET           SAN BERNARDINO     CA     92407       $71,385.29
  600125595     GRASSO,BRENDA              5217 CHEETAH COURT         NORTH LAS VEGAS    NV     89031       $81,910.22


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125475     HENDERSON,MARION R.          8.625      .250    8.375     .0400     8.335     01/01/2013
  600125477     ARMENDARIZ,DAVID,DEBORAH     7.750      .250    7.500     .0400     7.460     12/01/2012
  600125479     SHORE,AUDREY,STANLEY         8.125      .250    7.875     .0400     7.835     12/01/2012
  600125486     MAGNUSON,JOHN/TAMARA         8.875      .250    8.625     .0400     8.585     01/01/2013
  600125506     JOSTAD,DAVID R               7.750      .250    7.500     .0400     7.460     01/01/2013
  600125507     JOSTAD,DAVID R               7.750      .250    7.500     .0400     7.460     01/01/2013
  600125515     WILLIAMS,TERRY               7.375      .250    7.125     .0400     7.085     01/01/2013
  600125549     GONZALEZ,MARIA               7.875      .250    7.625     .0400     7.585     12/01/2012
  600125550     GALE,NIGEL                   7.875      .250    7.625     .0400     7.585     12/01/2012
  600125551     BREKER,CHERYL,DOUGLAS        7.625      .250    7.375     .0400     7.335     11/01/2012
  600125568     THROWER,ORLANDO,ELLA         7.125      .250    6.875     .0400     6.835     12/01/2012
  600125570     PRAK,JENNIFER                8.125      .250    7.875     .0400     7.835     01/01/2013
  600125591     FRANKENBERGER,DAVID          8.250      .250    8.000     .0400     7.960     12/01/2012
  600125595     GRASSO,BRENDA                8.500      .250    8.250     .0400     8.210     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125475     HENDERSON,MARION R.        544509                       $496.04                  03/01/1998             180
  600125477     ARMENDARIZ,DAVID,DEBORAH   544525                       $753.02                  03/01/1998             180
  600125479     SHORE,AUDREY,STANLEY       544540                       $688.46                  03/01/1998             180
  600125486     MAGNUSON,JOHN/TAMARA       544583                       $527.59                  03/01/1998             180
  600125506     JOSTAD,DAVID R             544730                       $602.42                  03/01/1998             180
  600125507     JOSTAD,DAVID R             544731                       $686.19                  03/01/1998             180
  600125515     WILLIAMS,TERRY             544768                       $615.89                  03/01/1998             180
  600125549     GONZALEZ,MARIA             546808                       $569.07                  03/01/1998             180
  600125550     GALE,NIGEL                 547521                       $673.40                  03/01/1998             180
  600125551     BREKER,CHERYL,DOUGLAS      547685                       $593.17                  03/01/1998             180
  600125568     THROWER,ORLANDO,ELLA       548324                       $647.67                  03/01/1998             180
  600125570     PRAK,JENNIFER              548351                       $948.44                  03/01/1998             180
  600125591     FRANKENBERGER,DAVID        548978                       $698.50                  03/01/1998             180
  600125595     GRASSO,BRENDA              549055                       $813.39                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125475     HENDERSON,MARION R.         .00       .00       .00       .000        .250          .290       $80,000.00    N
  600125477     ARMENDARIZ,DAVID,DEBORAH    .00       .00       .00       .000        .250          .290      $100,000.00    N
  600125479     SHORE,AUDREY,STANLEY        .00       .00       .00       .000        .250          .290      $175,000.00    N
  600125486     MAGNUSON,JOHN/TAMARA        .00       .00       .00       .000        .250          .290       $65,500.00    N
  600125506     JOSTAD,DAVID R              .00       .00       .00       .000        .250          .290      $136,500.00    N
  600125507     JOSTAD,DAVID R              .00       .00       .00       .000        .250          .290      $119,400.00    N
  600125515     WILLIAMS,TERRY              .00       .00       .00       .000        .250          .290      $103,000.00    N
  600125549     GONZALEZ,MARIA              .00       .00       .00       .000        .250          .290      $215,000.00    N
  600125550     GALE,NIGEL                  .00       .00       .00       .000        .250          .290      $130,000.00    N
  600125551     BREKER,CHERYL,DOUGLAS       .00       .00       .00       .000        .250          .290      $114,000.00    N
  600125568     THROWER,ORLANDO,ELLA        .00       .00       .00       .000        .250          .290      $110,000.00    N
  600125570     PRAK,JENNIFER               .00       .00       .00       .000        .250          .290      $126,000.00    N
  600125591     FRANKENBERGER,DAVID         .00       .00       .00       .000        .250          .290       $90,000.00    N
  600125595     GRASSO,BRENDA               .00       .00       .00       .000        .250          .290      $135,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125602     THOMPSON,CHARLES,ELAINE    844 JAYBIRD LANE           BIG BEAR LAKE      CA     92315       $65,725.28
  600125605     GREEN,RAYMOND              924 VALLEY AVENUE          SOLANA BEACH       CA     92075       $84,007.60
  600125621     CAPELLE,TY,CYNTHIA         714 SOUTH SECOND STREET    HAMILTON           MT     59840       $46,483.89
  600125622     CONNELLY,CYNTHIA L.        1647 120TH STREET SOUTH    TACOMA             WA     98444       $29,656.20
  600125631     HEDBERG,MICHAEL E          1925 SOUTH JACKSON STREET  CASPER             WY     82601       $44,349.95
  600125638     NICHOLS,MINDY              512 LORE LAKE ROAD         KALISPELL          MT     59901       $51,913.34
  600125669     PHINNEY,DWAYNE, DONNA      813 EAST EMPIRE AVENUE     SPOKANE            WA     99207       $38,286.42
  600125670     PHINNEY,DWAYNE, DONNA      723 EAST CROWN AVENUE      SPOKANE            WA     99207       $29,933.01
  600125674     HAGEL,RODGER,SUSAN         2138 PUEBLO DRIVE          BILLINGS           MT     59102       $65,417.64
  600125701     LAU,CARLAND                12107 168TH STREET EAST    PUYALLUP           WA     98374       $85,092.57
  600125711     JOHNSTON,STANLEY,CANDIS    102 SCHOOL HOUSE ROAD      BRINNON            WA     98320      $125,733.53
  600125724     LEE/HAN,HEE CHANG/SYN H    3798 110TH PLACE NORTHEAS  BELLEVUE           WA     98004      $210,624.96
  600125733     MORRIS,BERNIE              829 WEST RAYMOND STREET    COMPTON            CA     90220       $57,097.28
  600125749     LARSON,WILLIAM,LINDA       222-228 HARTSON STREET     NAPA               CA     94559      $103,082.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125602     THOMPSON,CHARLES,ELAINE      8.500      .250    8.250     .0400     8.210     11/01/2012
  600125605     GREEN,RAYMOND                8.000      .250    7.750     .0400     7.710     11/01/2012
  600125621     CAPELLE,TY,CYNTHIA           8.000      .250    7.750     .0400     7.710     12/01/2012
  600125622     CONNELLY,CYNTHIA L.          8.875      .250    8.625     .0400     8.585     12/01/2012
  600125631     HEDBERG,MICHAEL E            8.125      .250    7.875     .0400     7.835     12/01/2012
  600125638     NICHOLS,MINDY                8.500      .250    8.250     .0400     8.210     11/01/2012
  600125669     PHINNEY,DWAYNE, DONNA        8.500      .250    8.250     .0400     8.210     01/01/2013
  600125670     PHINNEY,DWAYNE, DONNA        8.500      .250    8.250     .0400     8.210     01/01/2013
  600125674     HAGEL,RODGER,SUSAN           7.875      .250    7.625     .0400     7.585     12/01/2012
  600125701     LAU,CARLAND                  7.750      .250    7.500     .0400     7.460     01/01/2013
  600125711     JOHNSTON,STANLEY,CANDIS      7.500      .250    7.250     .0400     7.210     01/01/2013
  600125724     LEE/HAN,HEE CHANG/SYN H      7.875      .250    7.625     .0400     7.585     12/01/2012
  600125733     MORRIS,BERNIE                8.000      .250    7.750     .0400     7.710     12/01/2012
  600125749     LARSON,WILLIAM,LINDA         7.875      .250    7.625     .0400     7.585     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125602     THOMPSON,CHARLES,ELAINE    549204                       $654.85                  03/01/1998             180
  600125605     GREEN,RAYMOND              549242                       $812.30                  03/01/1998             180
  600125621     CAPELLE,TY,CYNTHIA         549485                       $449.16                  03/01/1998             180
  600125622     CONNELLY,CYNTHIA L.        549500                       $302.05                  03/01/1998             180
  600125631     HEDBERG,MICHAEL E          549649                       $433.30                  03/01/1998             180
  600125638     NICHOLS,MINDY              549700                       $516.99                  03/01/1998             180
  600125669     PHINNEY,DWAYNE, DONNA      549968                       $379.12                  03/01/1998             180
  600125670     PHINNEY,DWAYNE, DONNA      549970                       $296.41                  03/01/1998             180
  600125674     HAGEL,RODGER,SUSAN         549983                       $625.98                  03/01/1998             180
  600125701     LAU,CARLAND                550175                       $805.73                  03/01/1998             180
  600125711     JOHNSTON,STANLEY,CANDIS    550222                     $1,172.67                  03/01/1998             180
  600125724     LEE/HAN,HEE CHANG/SYN H    550299                     $2,015.46                  03/01/1998             180
  600125733     MORRIS,BERNIE              550361                       $550.46                  03/01/1998             180
  600125749     LARSON,WILLIAM,LINDA       551334                       $986.39                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125602     THOMPSON,CHARLES,ELAINE     .00       .00       .00       .000        .250          .290       $95,000.00    N
  600125605     GREEN,RAYMOND               .00       .00       .00       .000        .250          .290      $225,000.00    N
  600125621     CAPELLE,TY,CYNTHIA          .00       .00       .00       .000        .250          .290      $114,000.00    N
  600125622     CONNELLY,CYNTHIA L.         .00       .00       .00       .000        .250          .290       $85,000.00    N
  600125631     HEDBERG,MICHAEL E           .00       .00       .00       .000        .250          .290       $71,500.00    N
  600125638     NICHOLS,MINDY               .00       .00       .00       .000        .250          .290       $70,000.00    N
  600125669     PHINNEY,DWAYNE, DONNA       .00       .00       .00       .000        .250          .290       $55,000.00    N
  600125670     PHINNEY,DWAYNE, DONNA       .00       .00       .00       .000        .250          .290       $43,000.00    N
  600125674     HAGEL,RODGER,SUSAN          .00       .00       .00       .000        .250          .290       $82,500.00    N
  600125701     LAU,CARLAND                 .00       .00       .00       .000        .250          .290      $107,000.00    N
  600125711     JOHNSTON,STANLEY,CANDIS     .00       .00       .00       .000        .250          .290      $180,000.00    N
  600125724     LEE/HAN,HEE CHANG/SYN H     .00       .00       .00       .000        .250          .290      $350,000.00    N
  600125733     MORRIS,BERNIE               .00       .00       .00       .000        .250          .290       $72,000.00    N
  600125749     LARSON,WILLIAM,LINDA        .00       .00       .00       .000        .250          .290      $330,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125751     ADAMS,MALCOLM,NANCY        768 FALLOW LANE, UNIT 5    BILLINGS           MT     59102       $53,359.27
  600125752     WILSON,PATRICIA            121 RIVER ROAD             SATSUMA            FL     32189      $206,833.18
  600125758     WHITEHEAD/DEATS,WILLIAM/W  3332 JAYANNE WAY/5401 KIM  CARMICHAEL         CA     95608      $100,354.86
  600125765     SUTTON,EVELYN              8252 OAK AVENUE            CITRUS HEIGHTS     CA     95610      $143,720.57
  600125769     REDDICK,BRUCE              1610 PORTOLA AVENUE        PALO ALTO          CA     94306       $78,685.33
  600125797     GAIENNIE,FRANK,KATHY       8175 AZUCENA AVENUE        ATASCADERO         CA     93422      $143,155.70
  600125822     TREJO,ARTURO,ROMONA        821 KIRKWALL WAY           PATTERSON          CA     95363       $93,927.41
  600125823     CABLE,FRANK,NANCY          9295 EMERALD VISTA DRIVE   ELK GROVE          CA     95624       $78,749.94
  600125832     MCFEE,MARK                 916 EAST PABOR AVENUE      FRUITA             CO     81521       $67,841.33
  600125833     MCFEE,MARK                 224 SOUTH SYCAMORE STREET  FRUITA             CO     81521       $67,841.33
  600125844     JOHNSON,RONALD             935 EAST MILLCREEK WAY     SALT LAKE CITY     UT     84106      $115,052.54
  600125851     NEWTON,BONNIE,GERRITT      833 ELM STREET             FORT COLLINS       CO     80524      $109,326.18
  600125852     DECORA,KATHERINE           2402 MOUNTAIN VALLEY DRIV  LARAMIE            WY     82070       $95,261.30
  600125869     DUNYON,JANIS               6484 SOUTH 367 WEST        MIDVALE            UT     84047       $59,667.15


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125751     ADAMS,MALCOLM,NANCY          7.625      .250    7.375     .0400     7.335     12/01/2012
  600125752     WILSON,PATRICIA              8.375      .250    8.125     .0400     8.085     01/01/2013
  600125758     WHITEHEAD/DEATS,WILLIAM/W    8.500      .250    8.250     .0400     8.210     12/01/2012
  600125765     SUTTON,EVELYN                7.875      .250    7.625     .0400     7.585     12/01/2012
  600125769     REDDICK,BRUCE                8.250      .250    8.000     .0400     7.960     01/01/2013
  600125797     GAIENNIE,FRANK,KATHY         7.875      .250    7.625     .0400     7.585     01/01/2013
  600125822     TREJO,ARTURO,ROMONA          7.500      .250    7.250     .0400     7.210     01/01/2013
  600125823     CABLE,FRANK,NANCY            7.250      .250    7.000     .0400     6.960     01/01/2013
  600125832     MCFEE,MARK                   8.750      .250    8.500     .0400     8.460     12/01/2012
  600125833     MCFEE,MARK                   8.750      .250    8.500     .0400     8.460     12/01/2012
  600125844     JOHNSON,RONALD               8.750      .250    8.500     .0400     8.460     12/01/2012
  600125851     NEWTON,BONNIE,GERRITT        7.375      .250    7.125     .0400     7.085     01/01/2013
  600125852     DECORA,KATHERINE             8.000      .250    7.750     .0400     7.710     01/01/2013
  600125869     DUNYON,JANIS                 8.500      .250    8.250     .0400     8.210     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125751     ADAMS,MALCOLM,NANCY        551407                       $559.54                  03/01/1998             180
  600125752     WILSON,PATRICIA            551448                     $2,033.05        50        03/01/1998             180
  600125758     WHITEHEAD/DEATS,WILLIAM/W  551932                       $996.56                  03/01/1998             180
  600125765     SUTTON,EVELYN              552101                     $1,375.25                  03/01/1998             180
  600125769     REDDICK,BRUCE              552242                       $768.35                  03/01/1998             180
  600125797     GAIENNIE,FRANK,KATHY       552569                     $1,365.77                  03/01/1998             180
  600125822     TREJO,ARTURO,ROMONA        552744                       $876.03                  03/01/1998             180
  600125823     CABLE,FRANK,NANCY          552781                       $730.29                  03/01/1998             180
  600125832     MCFEE,MARK                 552934                       $683.62        12        03/01/1998             180
  600125833     MCFEE,MARK                 552935                       $683.62         2        03/01/1998             180
  600125844     JOHNSON,RONALD             553024                     $1,159.36                  03/01/1998             180
  600125851     NEWTON,BONNIE,GERRITT      553033                     $1,011.92                  03/01/1998             180
  600125852     DECORA,KATHERINE           553036                       $918.38                  03/01/1998             180
  600125869     DUNYON,JANIS               553857                       $590.84                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125751     ADAMS,MALCOLM,NANCY         .00       .00       .00       .000        .250          .290       $74,900.00    N
  600125752     WILSON,PATRICIA             .00       .00       .00       .000        .250          .290      $250,000.00    N
  600125758     WHITEHEAD/DEATS,WILLIAM/W   .00       .00       .00       .000        .250          .290      $126,500.00    N
  600125765     SUTTON,EVELYN               .00       .00       .00       .000        .250          .290      $200,000.00    N
  600125769     REDDICK,BRUCE               .00       .00       .00       .000        .250          .290      $625,000.00    N
  600125797     GAIENNIE,FRANK,KATHY        .00       .00       .00       .000        .250          .290      $180,000.00    N
  600125822     TREJO,ARTURO,ROMONA         .00       .00       .00       .000        .250          .290      $126,000.00    N
  600125823     CABLE,FRANK,NANCY           .00       .00       .00       .000        .250          .290      $143,000.00    N
  600125832     MCFEE,MARK                  .00       .00       .00       .000        .250          .290       $76,000.00    N
  600125833     MCFEE,MARK                  .00       .00       .00       .000        .250          .290       $76,000.00    N
  600125844     JOHNSON,RONALD              .00       .00       .00       .000        .250          .290      $145,000.00    N
  600125851     NEWTON,BONNIE,GERRITT       .00       .00       .00       .000        .250          .290      $240,000.00    N
  600125852     DECORA,KATHERINE            .00       .00       .00       .000        .250          .290      $326,000.00    N
  600125869     DUNYON,JANIS                .00       .00       .00       .000        .250          .290      $100,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125872     SOKANA,SOKANA,ANAM         3714 EAST TARO LANE        PHOENIX            AZ     85024       $74,260.52
  600125873     SOKANA,SOKANA,ANAM         3029 EAST WAHALLA LANE     PHOENIX            AZ     85024       $71,484.45
  600125939     CHANG,KAI-CHIANG           579 MANHATTAN PLACE        SAN JOSE           CA     95136       $99,426.47
  600125940     RAMIREZ/RAMIREZ,RUBEN,ARC  2001 EMERIC AVENUE         SAN PABLO          CA     94806       $67,578.90
  600125958     SKINNER,JOHN,RINA          2749 RUFF COURT            PINOLE             CA     94564       $85,513.21
  600125968     LALONDE,AARON,CYNTHIA      39392 BLACOW ROAD          FREMONT            CA     94538      $144,121.42
  600125972     MCGOLDRICK,PATRICK/JULIA   1022 FOURTH STREET         RODEO              CA     94572       $55,769.78
  600125977     ROBLES,JUAN,LYDIA          1238 PICO STREET           SAN FERNANDO       CA     91340      $125,300.99
  600125979     DE LA GARZA,JOSE,FELICIA   337 WEST DEXTER STREET     COVINA             CA     91723      $148,699.07
  600125980     ERDELT,NOLAN,SUSAN         3580 GLEN OAK DRIVE        EUGENE             OR     97405      $126,411.44
  600125988     GUTIERREZ,GUSTAVO,TERESA   334 - 336 - 338 - 34O SO.  LOS ANGELES        CA     90042      $176,066.28
  600125991     FLOREZ,PETE,LYDIA          648 SOUTH E STREET         TULARE             CA     93274       $39,765.47
  600125995     JARVIS,DOUGLAS             153 AVENIDA SERRA          SAN CLEMENTE       CA     92672      $115,031.28
  600126004     WALLAS,BETTY               5412 LINDLEY AVENUE        LOS ANGELES        CA     91316       $35,280.16


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125872     SOKANA,SOKANA,ANAM           8.250      .250    8.000     .0400     7.960     12/01/2012
  600125873     SOKANA,SOKANA,ANAM           8.250      .250    8.000     .0400     7.960     12/01/2012
  600125939     CHANG,KAI-CHIANG             8.125      .250    7.875     .0400     7.835     01/01/2013
  600125940     RAMIREZ/RAMIREZ,RUBEN,ARC    7.250      .250    7.000     .0400     6.960     01/01/2013
  600125958     SKINNER,JOHN,RINA            7.500      .250    7.250     .0400     7.210     12/01/2012
  600125968     LALONDE,AARON,CYNTHIA        7.500      .250    7.250     .0400     7.210     01/01/2013
  600125972     MCGOLDRICK,PATRICK/JULIA     8.250      .250    8.000     .0400     7.960     12/01/2012
  600125977     ROBLES,JUAN,LYDIA            8.500      .250    8.250     .0400     8.210     01/01/2013
  600125979     DE LA GARZA,JOSE,FELICIA     8.375      .250    8.125     .0400     8.085     12/01/2012
  600125980     ERDELT,NOLAN,SUSAN           8.250      .250    8.000     .0400     7.960     12/01/2012
  600125988     GUTIERREZ,GUSTAVO,TERESA     8.875      .250    8.625     .0400     8.585     12/01/2012
  600125991     FLOREZ,PETE,LYDIA            7.875      .250    7.625     .0400     7.585     01/01/2013
  600125995     JARVIS,DOUGLAS               8.500      .250    8.250     .0400     8.210     12/01/2012
  600126004     WALLAS,BETTY                 7.250      .250    7.000     .0400     6.960     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125872     SOKANA,SOKANA,ANAM         553910                       $726.64                  03/01/1998             180
  600125873     SOKANA,SOKANA,ANAM         553911                       $699.47                  03/01/1998             180
  600125939     CHANG,KAI-CHIANG           555067                       $962.88                  03/01/1998             180
  600125940     RAMIREZ/RAMIREZ,RUBEN,ARC  555084                       $620.75                  03/01/1998             180
  600125958     SKINNER,JOHN,RINA          555535                       $800.01                  03/01/1998             180
  600125968     LALONDE,AARON,CYNTHIA      555775                     $1,344.17                  03/01/1998             180
  600125972     MCGOLDRICK,PATRICK/JULIA   555852                       $545.70                  03/01/1998             180
  600125977     ROBLES,JUAN,LYDIA          555979                     $1,240.77                  03/01/1998             180
  600125979     DE LA GARZA,JOSE,FELICIA   556046                     $1,466.14                  03/01/1998             180
  600125980     ERDELT,NOLAN,SUSAN         556128                     $1,236.93        50        03/01/1998             180
  600125988     GUTIERREZ,GUSTAVO,TERESA   556398                     $1,787.15                  03/01/1998             180
  600125991     FLOREZ,PETE,LYDIA          556424                       $379.38                  03/01/1998             180
  600125995     JARVIS,DOUGLAS             556493                     $1,142.30                  03/01/1998             180
  600126004     WALLAS,BETTY               556589                       $324.07                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125872     SOKANA,SOKANA,ANAM          .00       .00       .00       .000        .250          .290      $107,000.00    N
  600125873     SOKANA,SOKANA,ANAM          .00       .00       .00       .000        .250          .290      $103,000.00    N
  600125939     CHANG,KAI-CHIANG            .00       .00       .00       .000        .250          .290      $160,000.00    N
  600125940     RAMIREZ/RAMIREZ,RUBEN,ARC   .00       .00       .00       .000        .250          .290      $105,000.00    N
  600125958     SKINNER,JOHN,RINA           .00       .00       .00       .000        .250          .290      $168,000.00    N
  600125968     LALONDE,AARON,CYNTHIA       .00       .00       .00       .000        .250          .290      $670,000.00    N
  600125972     MCGOLDRICK,PATRICK/JULIA    .00       .00       .00       .000        .250          .290       $75,000.00    N
  600125977     ROBLES,JUAN,LYDIA           .00       .00       .00       .000        .250          .290      $180,000.00    N
  600125979     DE LA GARZA,JOSE,FELICIA    .00       .00       .00       .000        .250          .290      $225,000.00    N
  600125980     ERDELT,NOLAN,SUSAN          .00       .00       .00       .000        .250          .290      $150,000.00    N
  600125988     GUTIERREZ,GUSTAVO,TERESA    .00       .00       .00       .000        .250          .290      $255,000.00    N
  600125991     FLOREZ,PETE,LYDIA           .00       .00       .00       .000        .250          .290       $80,000.00    N
  600125995     JARVIS,DOUGLAS              .00       .00       .00       .000        .250          .290      $145,000.00    N
  600126004     WALLAS,BETTY                .00       .00       .00       .000        .250          .290       $70,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126007     SALAZAR,HUMBERTO,EVANGE    7235 - 7237 MARCELLE STRE  PARAMOUNT          CA     90723       $85,232.82
  600126025     KONG,KAN,SUNG              829 EAST KENSINGTON ROAD   LOS ANGELES        CA     90026      $183,455.05
  600126027     BRADY,JOHN                 130 SOUTH BARRANCA STREET  WEST COVINA        CA     91791       $29,822.17
  600126047     STEVENS,BECKY              6005 NORTH WEST 59TH STRE  WARR ACRES         OK     73122       $36,109.99
  600126054     VALENTA,VIRGINIA           73 EDGEWATER DR #3         CORAL GABLES       FL     33133      $118,941.16
  600126068     VIALPANDO,ALFREDO, CHRIST  14934 EAST SECURITY PLACE  AURORA             CO     80011       $85,331.93
  600126070     LEE,JANET                  7770 RAMSDALE WAY #B       STANTON            CA     90680       $59,329.56
  600126075     SAMPALIS,DIONISIOS P.      34 BURTON STREET           CRANSTON           RI     02920       $54,133.83
  600126096     FERNANDEZ,ORLANDO, MARIA   3625 S.W. 138TH COURT      MIAMI              FL     33175       $58,347.94
  600126097     GARCIA,GILBERTO            8201 SW 42ND  STREET       MIAMI              FL     33155       $93,196.81
  600126098     VO,KHANH                   16692 MOUNT ERIN CIRCLE    FOUNTAIN VALLEY    CA     92708      $178,951.68
  600126099     LEE,SAM, MICHELLE          7518 132ND COURT E         PUYALLUP           WA     98373      $116,033.20
  600126100     ROMERHAUS,RICHARD, SAYURI  951 SOUTH ALVORD BLVD      EVANSVILLE         IN     47714       $67,223.24
  600126101     SMITH,GEORGE               815 VANCE STREET           GREENSBORO         NC     27406       $42,530.02


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126007     SALAZAR,HUMBERTO,EVANGE      7.750      .250    7.500     .0400     7.460     12/01/2012
  600126025     KONG,KAN,SUNG                8.500      .250    8.250     .0400     8.210     12/01/2012
  600126027     BRADY,JOHN                   7.750      .250    7.500     .0400     7.460     01/01/2013
  600126047     STEVENS,BECKY                9.250      .250    9.000     .0400     8.960     10/01/2012
  600126054     VALENTA,VIRGINIA             7.875      .250    7.625     .0400     7.585     12/01/2012
  600126068     VIALPANDO,ALFREDO, CHRIST    7.750      .250    7.500     .0400     7.460     12/01/2012
  600126070     LEE,JANET                    8.500      .250    8.250     .0400     8.210     11/01/2012
  600126075     SAMPALIS,DIONISIOS P.        8.250      .250    8.000     .0400     7.960     12/01/2012
  600126096     FERNANDEZ,ORLANDO, MARIA     8.625      .250    8.375     .0400     8.335     11/01/2012
  600126097     GARCIA,GILBERTO              8.500      .250    8.250     .0400     8.210     11/01/2012
  600126098     VO,KHANH                     9.500      .250    9.250     .0400     9.210     11/01/2012
  600126099     LEE,SAM, MICHELLE            7.625      .250    7.375     .0400     7.335     11/01/2012
  600126100     ROMERHAUS,RICHARD, SAYURI    8.250      .250    8.000     .0400     7.960     11/01/2012
  600126101     SMITH,GEORGE                 8.750      .250    8.500     .0400     8.460     11/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126007     SALAZAR,HUMBERTO,EVANGE    556601                       $809.50                  03/01/1998             180
  600126025     KONG,KAN,SUNG              556791                     $1,821.77                  03/01/1998             180
  600126027     BRADY,JOHN                 556794                       $282.38                  03/01/1998             180
  600126047     STEVENS,BECKY              556989                       $376.58         2        03/01/1998             180
  600126054     VALENTA,VIRGINIA           557080                     $1,138.14                  03/01/1998             180
  600126068     VIALPANDO,ALFREDO, CHRIST  557245                       $810.44                  03/01/1998             180
  600126070     LEE,JANET                  557285                       $590.84                  03/01/1998             180
  600126075     SAMPALIS,DIONISIOS P.      557336                       $529.70                  03/01/1998             180
  600126096     FERNANDEZ,ORLANDO, MARIA   557745                       $585.33                  03/01/1998             180
  600126097     GARCIA,GILBERTO            557746                       $928.12                  03/01/1998             180
  600126098     VO,KHANH                   557751                     $1,887.96                  03/01/1998             180
  600126099     LEE,SAM, MICHELLE          557754                     $1,097.14                  03/01/1998             180
  600126100     ROMERHAUS,RICHARD, SAYURI  557763                       $659.70                  03/01/1998             180
  600126101     SMITH,GEORGE               557767                       $491.73                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126007     SALAZAR,HUMBERTO,EVANGE     .00       .00       .00       .000        .250          .290      $155,000.00    N
  600126025     KONG,KAN,SUNG               .00       .00       .00       .000        .250          .290      $305,000.00    N
  600126027     BRADY,JOHN                  .00       .00       .00       .000        .250          .290      $109,000.00    N
  600126047     STEVENS,BECKY               .00       .00       .00       .000        .250          .290       $40,235.17    N
  600126054     VALENTA,VIRGINIA            .00       .00       .00       .000        .250          .290      $160,000.00    N
  600126068     VIALPANDO,ALFREDO, CHRIST   .00       .00       .00       .000        .250          .290      $123,000.00    N
  600126070     LEE,JANET                   .00       .00       .00       .000        .250          .290       $75,050.00    N
  600126075     SAMPALIS,DIONISIOS P.       .00       .00       .00       .000        .250          .290       $78,000.00    N
  600126096     FERNANDEZ,ORLANDO, MARIA    .00       .00       .00       .000        .250          .290      $150,000.00    N
  600126097     GARCIA,GILBERTO             .00       .00       .00       .000        .250          .290      $145,000.00    N
  600126098     VO,KHANH                    .00       .00       .00       .000        .250          .290      $226,000.00    N
  600126099     LEE,SAM, MICHELLE           .00       .00       .00       .000        .250          .290      $146,850.00    N
  600126100     ROMERHAUS,RICHARD, SAYURI   .00       .00       .00       .000        .250          .290       $85,000.00    N
  600126101     SMITH,GEORGE                .00       .00       .00       .000        .250          .290       $62,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126102     SYNDER,GERALD              678 MAIN ST                PORT JEFFERSON     NY     11777      $170,140.75
  600126103     RIVERA,MARIANO/PATRICI     9209 SW 136TH STREET       MIAMI              FL     33176       $79,247.39
  600126116     COEHLO,IDALINO JD          30 MOUNTAIN AVENUE         HAZLET TOWNSHIP    NJ     07730      $119,007.88
  600126120     GUAN,QUN SHU,MEI CHA       3308 BEACON AVENUE SOUTH   SEATTLE            WA     98144       $91,840.84
  600126121     KIM,SONG, SUNG             6 PIN OAK COURT            LAFAYETTE HILL     PA     19444      $115,162.22
  600126135     SPRECHER,WILLIAM,MARTHA    396 EAST MOSS STREET       CHULA VISTA        CA     91911      $152,641.17
  600126146     MARRELLI,ANELLINA          10747 DUTTON DRIVE         LA MESA            CA     91941      $190,139.92
  600126148     NGUYEN,KHANG,HUE           1348 DOROTHY AVENUE APT.   LAS VEGAS          NV     89119       $41,694.50
  600126158     WILD,LORRI                 920-A WEST ARROW HIGHWAY   UPLAND             CA     91786       $29,822.17
  600126163     QUIRING,ALLEN, YVONNE      510 SOUTH SONYA STREET     ANAHEIM            CA     92802      $128,857.67
  600126164     MILISON,MARK               13310 JULIAN AVENUE        LAKESIDE           CA     92040      $126,858.17
  600126167     DUNCAN,MARY                16345 LOS ARBOLES          RANCHO SANTA FE    CA     92067       $57,648.57
  600126169     NAUSHA,MICHAEL,CYNTHIA     3831 LOS OLIVOS LANE       GLENDALE           CA     91214      $139,170.09
  600126194     AMATO,FRANK,WILMA          9101, 9104 AND 9106 FLOWE  BELLFLOWER         CA     90706      $139,170.09


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126102     SYNDER,GERALD                8.875      .250    8.625     .0400     8.585     11/01/2012
  600126103     RIVERA,MARIANO/PATRICI       8.750      .250    8.500     .0400     8.460     12/01/2012
  600126116     COEHLO,IDALINO JD            9.000      .250    8.750     .0400     8.710     12/01/2012
  600126120     GUAN,QUN SHU,MEI CHA         7.750      .250    7.500     .0400     7.460     11/01/2012
  600126121     KIM,SONG, SUNG               8.875      .250    8.625     .0400     8.585     12/01/2012
  600126135     SPRECHER,WILLIAM,MARTHA      7.875      .250    7.625     .0400     7.585     12/01/2012
  600126146     MARRELLI,ANELLINA            8.125      .250    7.875     .0400     7.835     12/01/2012
  600126148     NGUYEN,KHANG,HUE             8.250      .250    8.000     .0400     7.960     12/01/2012
  600126158     WILD,LORRI                   7.750      .250    7.500     .0400     7.460     01/01/2013
  600126163     QUIRING,ALLEN, YVONNE        8.000      .250    7.750     .0400     7.710     12/01/2012
  600126164     MILISON,MARK                 7.750      .250    7.500     .0400     7.460     12/01/2012
  600126167     DUNCAN,MARY                  7.500      .250    7.250     .0400     7.210     01/01/2013
  600126169     NAUSHA,MICHAEL,CYNTHIA       7.750      .250    7.500     .0400     7.460     01/01/2013
  600126194     AMATO,FRANK,WILMA            7.750      .250    7.500     .0400     7.460     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126102     SYNDER,GERALD              557768                     $1,731.77                  03/01/1998             180
  600126103     RIVERA,MARIANO/PATRICI     557788                       $798.56                  03/01/1998             180
  600126116     COEHLO,IDALINO JD          557849                     $1,217.12                  03/01/1998             180
  600126120     GUAN,QUN SHU,MEI CHA       557856                       $874.92                  03/01/1998             180
  600126121     KIM,SONG, SUNG             557862                     $1,168.95                  03/01/1998             180
  600126135     SPRECHER,WILLIAM,MARTHA    557900                     $1,460.61                  03/01/1998             180
  600126146     MARRELLI,ANELLINA          557996                     $1,848.73                  03/01/1998             180
  600126148     NGUYEN,KHANG,HUE           558020                       $436.56                  03/01/1998             180
  600126158     WILD,LORRI                 558160                       $282.38                  03/01/1998             180
  600126163     QUIRING,ALLEN, YVONNE      558203                     $1,242.35                  03/01/1998             180
  600126164     MILISON,MARK               558217                     $1,204.83                  03/01/1998             180
  600126167     DUNCAN,MARY                558229                       $537.67                  03/01/1998             180
  600126169     NAUSHA,MICHAEL,CYNTHIA     558240                     $1,317.79                  03/01/1998             180
  600126194     AMATO,FRANK,WILMA          558396                     $1,317.79                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126102     SYNDER,GERALD               .00       .00       .00       .000        .250          .290      $250,000.00    N
  600126103     RIVERA,MARIANO/PATRICI      .00       .00       .00       .000        .250          .290       $99,900.00    N
  600126116     COEHLO,IDALINO JD           .00       .00       .00       .000        .250          .290      $153,000.00    N
  600126120     GUAN,QUN SHU,MEI CHA        .00       .00       .00       .000        .250          .290      $154,950.00    N
  600126121     KIM,SONG, SUNG              .00       .00       .00       .000        .250          .290      $147,000.00    N
  600126135     SPRECHER,WILLIAM,MARTHA     .00       .00       .00       .000        .250          .290      $192,500.00    N
  600126146     MARRELLI,ANELLINA           .00       .00       .00       .000        .250          .290      $240,000.00    N
  600126148     NGUYEN,KHANG,HUE            .00       .00       .00       .000        .250          .290       $60,000.00    N
  600126158     WILD,LORRI                  .00       .00       .00       .000        .250          .290      $112,000.00    N
  600126163     QUIRING,ALLEN, YVONNE       .00       .00       .00       .000        .250          .290      $200,000.00    N
  600126164     MILISON,MARK                .00       .00       .00       .000        .250          .290      $160,000.00    N
  600126167     DUNCAN,MARY                 .00       .00       .00       .000        .250          .290      $710,000.00    N
  600126169     NAUSHA,MICHAEL,CYNTHIA      .00       .00       .00       .000        .250          .290      $260,000.00    N
  600126194     AMATO,FRANK,WILMA           .00       .00       .00       .000        .250          .290      $370,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126217     LIVINGSTON,LEON            17089 LAWSON VALLEY ROAD   JAMUL              CA     91935      $147,103.25
  600126224     NIEV,VIVOTARATH            6133 EAST THORN STREET     SAN DIEGO          CA     92115       $59,659.67
  600126258     STUCKY,GENE,MARDELL        29280 MAMMOTH PLACE        CANYON LAKE        CA     92587      $102,318.93
  600126262     NUR,AMOS,FRANCINA          1500 SHERMAN AVENUE #2-E   BURLINGAME         CA     94010      $141,751.98
  600126278     DUCK/CLEARY,CHARLES,KATHL  43 ANCHORAGE ROAD          SAUSALITO          CA     94965      $155,115.13
  600126279     CAPOSSELE,SAVINO,ANTOINET  2712 MURTHA DRIVE          SAN JOSE           CA     95127       $43,727.52
  600126287     MATOCHINOS,ARSENIO,ALTAGR  212 HOLLY STREET           VALLEJO            CA     94589       $49,722.62
  600126311     DURBORAW,DAVID, CARMELA    4409 AND 4411 MAMMOTH AVE  LOS ANGELES        CA     91423      $218,793.02
  600126324     RUSH,MICHAEL,JULIE         7513 KENGARD AVENUE        WHITTIER AREA      CA     90606       $95,865.20
  600126374     TATMAN,LARRY,ILLINA        6989 COZYCROFT AVENUE      LOS ANGELES        CA     91306       $52,984.04
  600126413     BARKER,LYLE, SHERRY        27680 NORTH OLD HIGHWAY 9  ATHOL              ID     83801       $89,450.17
  600126415     GUIBERSON/OSTRE,STEVEN/LO  9041-43-45-47 EDGEWATER D  LAKEWOOD           WA     98499      $186,945.38
  600126483     OLIVO,GLORIA               9135 SPARKLING STAR STREE  LAS VEGAS          NV     89123       $28,329.18
  600126504     FOY,CYNTHIA, ROBERT        1101 GRAHAM ROAD           IONE               WA     99139      $129,844.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126217     LIVINGSTON,LEON              7.500      .250    7.250     .0400     7.210     01/01/2013
  600126224     NIEV,VIVOTARATH              8.250      .250    8.000     .0400     7.960     01/01/2013
  600126258     STUCKY,GENE,MARDELL          8.250      .250    8.000     .0400     7.960     12/01/2012
  600126262     NUR,AMOS,FRANCINA            8.000      .250    7.750     .0400     7.710     12/01/2012
  600126278     DUCK/CLEARY,CHARLES,KATHL    8.250      .250    8.000     .0400     7.960     01/01/2013
  600126279     CAPOSSELE,SAVINO,ANTOINET    7.250      .250    7.000     .0400     6.960     01/01/2013
  600126287     MATOCHINOS,ARSENIO,ALTAGR    8.500      .250    8.250     .0400     8.210     01/01/2013
  600126311     DURBORAW,DAVID, CARMELA      8.625      .250    8.375     .0400     8.335     01/01/2013
  600126324     RUSH,MICHAEL,JULIE           8.500      .250    8.250     .0400     8.210     01/01/2013
  600126374     TATMAN,LARRY,ILLINA          7.750      .250    7.500     .0400     7.460     01/01/2013
  600126413     BARKER,LYLE, SHERRY          7.875      .250    7.625     .0400     7.585     01/01/2013
  600126415     GUIBERSON/OSTRE,STEVEN/LO    8.375      .250    8.125     .0400     8.085     01/01/2013
  600126483     OLIVO,GLORIA                 7.625      .250    7.375     .0400     7.335     01/01/2013
  600126504     FOY,CYNTHIA, ROBERT          7.875      .250    7.625     .0400     7.585     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126217     LIVINGSTON,LEON            558574                     $1,371.98                  03/01/1998             180
  600126224     NIEV,VIVOTARATH            558607                       $582.08                  03/01/1998             180
  600126258     STUCKY,GENE,MARDELL        558888                     $1,001.18                  03/01/1998             180
  600126262     NUR,AMOS,FRANCINA          559050                     $1,366.58                  03/01/1998             180
  600126278     DUCK/CLEARY,CHARLES,KATHL  559469                     $1,513.42                  03/01/1998             180
  600126279     CAPOSSELE,SAVINO,ANTOINET  559480                       $401.66                  03/01/1998             180
  600126287     MATOCHINOS,ARSENIO,ALTAGR  559532                       $492.37                  03/01/1998             180
  600126311     DURBORAW,DAVID, CARMELA    559924                     $2,182.58                  03/01/1998             180
  600126324     RUSH,MICHAEL,JULIE         560028                       $949.29                  03/01/1998             180
  600126374     TATMAN,LARRY,ILLINA        560854                       $501.70                  03/01/1998             180
  600126413     BARKER,LYLE, SHERRY        561109                       $853.60                  03/01/1998             180
  600126415     GUIBERSON/OSTRE,STEVEN/LO  561133                     $1,837.56                  03/01/1998             180
  600126483     OLIVO,GLORIA               566454                       $266.23                  03/01/1998             180
  600126504     FOY,CYNTHIA, ROBERT        567962                     $1,242.47                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126217     LIVINGSTON,LEON             .00       .00       .00       .000        .250          .290      $189,900.00    N
  600126224     NIEV,VIVOTARATH             .00       .00       .00       .000        .250          .290      $110,000.00    N
  600126258     STUCKY,GENE,MARDELL         .00       .00       .00       .000        .250          .290      $129,000.00    N
  600126262     NUR,AMOS,FRANCINA           .00       .00       .00       .000        .250          .290      $256,000.00    N
  600126278     DUCK/CLEARY,CHARLES,KATHL   .00       .00       .00       .000        .250          .290      $195,000.00    N
  600126279     CAPOSSELE,SAVINO,ANTOINET   .00       .00       .00       .000        .250          .290      $180,000.00    N
  600126287     MATOCHINOS,ARSENIO,ALTAGR   .00       .00       .00       .000        .250          .290      $105,000.00    N
  600126311     DURBORAW,DAVID, CARMELA     .00       .00       .00       .000        .250          .290      $275,000.00    N
  600126324     RUSH,MICHAEL,JULIE          .00       .00       .00       .000        .250          .290      $144,000.00    N
  600126374     TATMAN,LARRY,ILLINA         .00       .00       .00       .000        .250          .290      $136,000.00    N
  600126413     BARKER,LYLE, SHERRY         .00       .00       .00       .000        .250          .290      $140,000.00    N
  600126415     GUIBERSON/OSTRE,STEVEN/LO   .00       .00       .00       .000        .250          .290      $235,000.00    N
  600126483     OLIVO,GLORIA                .00       .00       .00       .000        .250          .290      $103,450.00    N
  600126504     FOY,CYNTHIA, ROBERT         .00       .00       .00       .000        .250          .290      $175,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129072     JOHN D COLLIER             2100 W SEQUOIA RD          GRAND JUNCTION     CO     81503       $78,447.74
  600129074     A THOMAS THORSON           79 NECK PATH               EAST HAMPTON       NY     11937      $190,378.75
  600129075     MI SEON YOO JANG           45-34 50TH STREET          WOODSIDE           NY     11377      $173,455.85
  600129076     NELSON CHAN                53-35 213TH STREET         BAYSIDE            NY     11364      $207,454.35
  600129077     CHARLES E FLEMING JR       503 BEECHTREE LANE         HOCKESSIN          DE     19707      $139,503.92
  600129078     JOSEPH FICI                68-38 78TH STREET          MIDDLE VILLAGE     NY     11379      $261,732.98
  600129079     VIRGINIA PALUMBO           31 CHESTNUT CIRCLE         NORTHPORT          NY     11768      $142,769.71
  600129080     KWANG NAE CHO              31-24 69TH STREET          WOODSIDE           NY     11377      $156,095.00
  600129081     BENSON JARRELL             860 COTTONWOOD DRIVE       VIDOR              TX     77662       $35,143.54
  600129082     PRISCILLA A HOLST          3225 NE 42ND               PORTLAND           OR     97213       $98,299.53
  600129083     SUSAN J DANIELS            370 FAIRWAY DRIVE          TAHOE CITY         CA     96145      $105,672.79
  600129084     IDA RUTH LUNDSTEN          2814 H STREET              SACRAMENTO         CA     95816      $155,091.76
  600129085     JOHN F BERGSTRAZER         204 3RD AVENUE W           VELVA              ND     58790       $27,036.28
  600129086     RICHARD M PERKINS          519 EAST CUMBERLAND ROAD   ORANGE             CA     92865      $174,477.25


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129072     JOHN D COLLIER               7.500      .250    7.250     .0500     7.200     02/01/2013
  600129074     A THOMAS THORSON             8.375      .250    8.125     .0500     8.075     12/01/2012
  600129075     MI SEON YOO JANG             7.875      .250    7.625     .0500     7.575     12/01/2012
  600129076     NELSON CHAN                  7.750      .250    7.500     .0500     7.450     11/01/2012
  600129077     CHARLES E FLEMING JR         7.250      .250    7.000     .0500     6.950     02/01/2013
  600129078     JOSEPH FICI                  7.875      .250    7.625     .0500     7.575     02/01/2013
  600129079     VIRGINIA PALUMBO             7.375      .250    7.125     .0500     7.075     01/01/2013
  600129080     KWANG NAE CHO                7.750      .250    7.500     .0500     7.450     12/01/2012
  600129081     BENSON JARRELL               7.500      .250    7.250     .0500     7.200     02/01/2013
  600129082     PRISCILLA A HOLST            7.500      .250    7.250     .0500     7.200     01/01/2013
  600129083     SUSAN J DANIELS              7.250      .250    7.000     .0500     6.950     02/01/2013
  600129084     IDA RUTH LUNDSTEN            7.500      .250    7.250     .0500     7.200     10/01/2012
  600129085     JOHN F BERGSTRAZER           7.250      .250    7.000     .0500     6.950     02/01/2013
  600129086     RICHARD M PERKINS            7.625      .250    7.375     .0500     7.325     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129072     JOHN D COLLIER             1263385                      $732.34        12        03/01/1998             180
  600129074     A THOMAS THORSON           1600580                    $1,876.66                  03/01/1998             180
  600129075     MI SEON YOO JANG           1601083                    $1,659.79                  03/01/1998             180
  600129076     NELSON CHAN                1601458                    $1,976.68                  03/01/1998             180
  600129077     CHARLES E FLEMING JR       1609910                    $1,278.01                  03/01/1998             180
  600129078     JOSEPH FICI                1615134                    $2,489.68                  03/01/1998             180
  600129079     VIRGINIA PALUMBO           1616066                    $1,333.89                  03/01/1998             180
  600129080     KWANG NAE CHO              1616600                    $1,482.51                  03/01/1998             180
  600129081     BENSON JARRELL             1793369                      $326.77                  03/01/1998             180
  600129082     PRISCILLA A HOLST          1802568                      $917.74                  03/01/1998             180
  600129083     SUSAN J DANIELS            2134851                      $967.63                  03/01/1998             180
  600129084     IDA RUTH LUNDSTEN          2146128                    $1,460.04                  03/01/1998             180
  600129085     JOHN F BERGSTRAZER         2155928                      $247.57                  03/01/1998             180
  600129086     RICHARD M PERKINS          2203719                    $1,634.73                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129072     JOHN D COLLIER              .00       .00       .00       .000        .250          .300       $95,000.00    N
  600129074     A THOMAS THORSON            .00       .00       .00       .000        .250          .300      $240,000.00    N
  600129075     MI SEON YOO JANG            .00       .00       .00       .000        .250          .300      $265,000.00    N
  600129076     NELSON CHAN                 .00       .00       .00       .000        .250          .300      $280,000.00    N
  600129077     CHARLES E FLEMING JR        .00       .00       .00       .000        .250          .300      $175,000.00    N
  600129078     JOSEPH FICI                 .00       .00       .00       .000        .250          .300      $350,000.00    N
  600129079     VIRGINIA PALUMBO            .00       .00       .00       .000        .250          .300      $225,000.00    N
  600129080     KWANG NAE CHO               .00       .00       .00       .000        .250          .300      $210,000.00    N
  600129081     BENSON JARRELL              .00       .00       .00       .000        .250          .300       $47,000.00    N
  600129082     PRISCILLA A HOLST           .00       .00       .00       .000        .250          .300      $180,000.00    N
  600129083     SUSAN J DANIELS             .00       .00       .00       .000        .250          .300      $315,000.00    N
  600129084     IDA RUTH LUNDSTEN           .00       .00       .00       .000        .250          .300      $210,000.00    N
  600129085     JOHN F BERGSTRAZER          .00       .00       .00       .000        .250          .300       $33,900.00    N
  600129086     RICHARD M PERKINS           .00       .00       .00       .000        .250          .300      $219,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129087     JOAN MARIE CLARK           54355 EISENHOWER DRIVE     LA QUINTA          CA     92253       $54,837.51
  600129088     RONALD G RICHARDS          205 WILLARD AVENUE         SOUTH KINGSTOWN    RI     02879       $59,816.80
  600129089     RICHARD SCOTT FISHER       2184 SOUTH 2100 EAST       SALT LAKE CITY     UT     84109       $95,697.12
  600129090     MICHELE ANZALONE           3526 TURNBERRY DRIVE       CHAMBERSBURG       PA     17201       $99,591.31
  600129091     ALBERT L PIERCE JR         15858-15860 EL ESTADO DRI  DALLAS             TX     75243      $121,674.42
  600129092     DAVID L RUFFELL            1992A RIDGE ROAD           ONTARIO            NY     14519       $67,998.51
  600129094     HECTOR F CLAROS            7721 34TH COURT EAST       SARASOTA           FL     34243       $69,331.96
  600129096     HELENA BUSCH               1957 E 72ND PLACE          CHICAGO            IL     60649       $29,638.41
  600129097     TERRY L GLOVER             2815 37TH STREET           LUBBOCK            TX     79413       $32,302.15
  600129100     ELIE M KHATER              77 LOUIS STREET            NEW BRUNSWICK      NJ     08901      $154,081.16
  600129101     ELIE KHATER                65-67 LOUIS STREET         NEW BRUNSWICK      NJ     08901      $187,680.80
  600129102     ELIE M KHATER              57-59 LOUIS STREET         NEW BRUNSWICK      NJ     08901      $167,998.17
  600129103     FRANK E CHO                5148 STANDISH              TROY               MI     48098      $174,600.08
  600129105     CHARLES M PARSONS          657 E KELLY ST             JACKSON            WY     83001      $107,097.12


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129087     JOAN MARIE CLARK             7.750      .250    7.500     .0500     7.450     02/01/2013
  600129088     RONALD G RICHARDS            7.375      .250    7.125     .0500     7.075     02/01/2013
  600129089     RICHARD SCOTT FISHER         7.000      .250    6.750     .0500     6.700     02/01/2013
  600129090     MICHELE ANZALONE             7.250      .250    7.000     .0500     6.950     02/01/2013
  600129091     ALBERT L PIERCE JR           7.750      .250    7.500     .0500     7.450     01/01/2013
  600129092     DAVID L RUFFELL              7.750      .250    7.500     .0500     7.450     02/01/2013
  600129094     HECTOR F CLAROS              7.625      .250    7.375     .0500     7.325     01/01/2013
  600129096     HELENA BUSCH                 7.875      .250    7.625     .0500     7.575     01/01/2013
  600129097     TERRY L GLOVER               7.500      .250    7.250     .0500     7.200     02/01/2013
  600129100     ELIE M KHATER                7.750      .250    7.500     .0500     7.450     01/01/2013
  600129101     ELIE KHATER                  7.750      .250    7.500     .0500     7.450     01/01/2013
  600129102     ELIE M KHATER                7.750      .250    7.500     .0500     7.450     01/01/2013
  600129103     FRANK E CHO                  7.125      .250    6.875     .0500     6.825     01/01/2013
  600129105     CHARLES M PARSONS            7.500      .250    7.250     .0500     7.200     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129087     JOAN MARIE CLARK           2415765                      $517.70                  03/01/1998             180
  600129088     RONALD G RICHARDS          2436192                      $551.95                  03/01/1998             180
  600129089     RICHARD SCOTT FISHER       2502747                      $862.88                  03/01/1998             180
  600129090     MICHELE ANZALONE           2605259                      $912.86                  03/01/1998             180
  600129091     ALBERT L PIERCE JR         2660354                    $1,152.12        18        03/01/1998             180
  600129092     DAVID L RUFFELL            2694762                      $641.95                  03/01/1998             180
  600129094     HECTOR F CLAROS            2724689                      $651.56                  03/01/1998             180
  600129096     HELENA BUSCH               2764726                      $284.53                  03/01/1998             180
  600129097     TERRY L GLOVER             2794008                      $300.35         2        03/01/1998             180
  600129100     ELIE M KHATER              2903640                    $1,458.98                  03/01/1998             180
  600129101     ELIE KHATER                2903649                    $1,777.13                  03/01/1998             180
  600129102     ELIE M KHATER              2903660                    $1,590.76                  03/01/1998             180
  600129103     FRANK E CHO                2927855                    $1,591.55                  03/01/1998             180
  600129105     CHARLES M PARSONS          4619361                      $998.86                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129087     JOAN MARIE CLARK            .00       .00       .00       .000        .250          .300      $135,000.00    N
  600129088     RONALD G RICHARDS           .00       .00       .00       .000        .250          .300      $101,000.00    N
  600129089     RICHARD SCOTT FISHER        .00       .00       .00       .000        .250          .300      $182,000.00    N
  600129090     MICHELE ANZALONE            .00       .00       .00       .000        .250          .300      $142,000.00    N
  600129091     ALBERT L PIERCE JR          .00       .00       .00       .000        .250          .300      $136,000.00    N
  600129092     DAVID L RUFFELL             .00       .00       .00       .000        .250          .300       $85,500.00    N
  600129094     HECTOR F CLAROS             .00       .00       .00       .000        .250          .300       $93,000.00    N
  600129096     HELENA BUSCH                .00       .00       .00       .000        .250          .300       $70,000.00    N
  600129097     TERRY L GLOVER              .00       .00       .00       .000        .250          .300       $36,000.00    N
  600129100     ELIE M KHATER               .00       .00       .00       .000        .250          .300      $210,000.00    N
  600129101     ELIE KHATER                 .00       .00       .00       .000        .250          .300      $236,000.00    N
  600129102     ELIE M KHATER               .00       .00       .00       .000        .250          .300      $236,000.00    N
  600129103     FRANK E CHO                 .00       .00       .00       .000        .250          .300      $251,000.00    N
  600129105     CHARLES M PARSONS           .00       .00       .00       .000        .250          .300      $225,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129106     DANIEL MARQUEZ             1105 REED AVENUE #B        SUNNYVALE          CA     94086      $136,730.49
  600129107     JULIE K SCOTT MCGRATH      5265 SOUTH YOUNGFIELD COU  LITTLETON          CO     80127      $186,835.80
  600129108     JERRY P SMITH              4844 PLEASANT GROVE ROAD   LEXINGTON          KY     40515      $213,285.45
  600129110     MING C ISINHUE             802 LANCASTER DRIVE        CLAREMONT          CA     91711      $113,627.30
  600129111     ALAN ONTIVEROS             2444 SIERRA DRIVE          UPLAND             CA     91784      $125,087.90
  600129112     BRIAN R SCHAEFER           800 9TH AVENUE NORTH       PRINCETON          MN     55371      $129,815.63
  600129113     DAVID R JAMISON            125 W 13TH                 EMPORIA            KS     66801       $22,549.54
  600129114     DAVID R JAMISON            1101 EXCHANGE              EMPORIA            KS     66801       $25,246.10
  600129115     LAURA C MCGREW             3822 BUSHNELL ROAD         UNIVERSITY HEIG    OH     44118      $111,818.35
  600129117     DENNIS PURAN               842 WEATHERSFIELD DR       DUNEDIN            FL     34698      $203,531.75
  600129118     RICHARD A TOMMAN           2070 CRYSTAL LANE          BELVIDERE          IL     61008      $158,067.75
  600129123     CRAIG M GASTWIRTH          6648 ALDERLEY WAY          WEST BLOOMFIELD    MI     48322      $167,891.41
  600129124     JOHN A SCHOLL              711 SOUTH MCLEAN           MEMPHIS            TN     38104      $136,069.34
  600129125     LUIS MEJIA                 66 SPAR COURT              PLEASANT HILL      CA     94523      $175,358.68


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129106     DANIEL MARQUEZ               7.625      .250    7.375     .0500     7.325     11/01/2012
  600129107     JULIE K SCOTT MCGRATH        7.250      .250    7.000     .0500     6.950     01/01/2013
  600129108     JERRY P SMITH                7.375      .250    7.125     .0500     7.075     01/01/2013
  600129110     MING C ISINHUE               7.500      .250    7.250     .0500     7.200     01/01/2013
  600129111     ALAN ONTIVEROS               7.625      .250    7.375     .0500     7.325     01/01/2013
  600129112     BRIAN R SCHAEFER             7.500      .250    7.250     .0500     7.200     02/01/2013
  600129113     DAVID R JAMISON              7.500      .250    7.250     .0500     7.200     01/01/2013
  600129114     DAVID R JAMISON              7.500      .250    7.250     .0500     7.200     01/01/2013
  600129115     LAURA C MCGREW               7.500      .250    7.250     .0500     7.200     01/01/2013
  600129117     DENNIS PURAN                 7.250      .250    7.000     .0500     6.950     01/01/2013
  600129118     RICHARD A TOMMAN             7.875      .250    7.625     .0500     7.575     01/01/2013
  600129123     CRAIG M GASTWIRTH            7.500      .250    7.250     .0500     7.200     02/01/2013
  600129124     JOHN A SCHOLL                7.000      .250    6.750     .0500     6.700     02/01/2013
  600129125     LUIS MEJIA                   6.750      .250    6.500     .0500     6.450     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129106     DANIEL MARQUEZ             4661478                    $1,292.84                  03/01/1998             180
  600129107     JULIE K SCOTT MCGRATH      4697607                    $1,716.18                  03/01/1998             180
  600129108     JERRY P SMITH              4698666                    $1,974.16                  03/01/1998             180
  600129110     MING C ISINHUE             4757453                    $1,059.77                  03/01/1998             180
  600129111     ALAN ONTIVEROS             4784699                    $1,177.01                  03/01/1998             180
  600129112     BRIAN R SCHAEFER           4791237                    $1,209.75                  03/01/1998             180
  600129113     DAVID R JAMISON            4792156                      $210.31                  03/01/1998             180
  600129114     DAVID R JAMISON            4792192                      $235.46                  03/01/1998             180
  600129115     LAURA C MCGREW             4793467                    $1,042.89         1        03/01/1998             180
  600129117     DENNIS PURAN               4834799                    $1,869.54                  03/01/1998             180
  600129118     RICHARD A TOMMAN           4855803                    $1,508.04                  03/01/1998             180
  600129123     CRAIG M GASTWIRTH          4958747                    $1,561.09                  03/01/1998             180
  600129124     JOHN A SCHOLL              4959494                    $1,226.91                  03/01/1998             180
  600129125     LUIS MEJIA                 4963548                    $1,561.87                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129106     DANIEL MARQUEZ              .00       .00       .00       .000        .250          .300      $173,000.00    N
  600129107     JULIE K SCOTT MCGRATH       .00       .00       .00       .000        .250          .300      $300,000.00    N
  600129108     JERRY P SMITH               .00       .00       .00       .000        .250          .300      $335,000.00    N
  600129110     MING C ISINHUE              .00       .00       .00       .000        .250          .300      $143,000.00    N
  600129111     ALAN ONTIVEROS              .00       .00       .00       .000        .250          .300      $160,000.00    N
  600129112     BRIAN R SCHAEFER            .00       .00       .00       .000        .250          .300      $270,000.00    N
  600129113     DAVID R JAMISON             .00       .00       .00       .000        .250          .300       $31,500.00    N
  600129114     DAVID R JAMISON             .00       .00       .00       .000        .250          .300       $32,500.00    N
  600129115     LAURA C MCGREW              .00       .00       .00       .000        .250          .300      $125,000.00    N
  600129117     DENNIS PURAN                .00       .00       .00       .000        .250          .300      $256,000.00    N
  600129118     RICHARD A TOMMAN            .00       .00       .00       .000        .250          .300      $205,000.00    N
  600129123     CRAIG M GASTWIRTH           .00       .00       .00       .000        .250          .300      $223,000.00    N
  600129124     JOHN A SCHOLL               .00       .00       .00       .000        .250          .300      $220,000.00    N
  600129125     LUIS MEJIA                  .00       .00       .00       .000        .250          .300      $239,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129126     DOYLE NIX                  3703 CANON GATE CIRCLE     CARROLLTON         TX     75007      $123,215.28
  600129127     EDWARD ESTRADA             14346 AVENUE 384           YETTEM             CA     93670       $54,673.97
  600129128     TERESA DAMIAN              3125 NORTH MONITOR AVENUE  CHICAGO            IL     60634      $133,188.07
  600129130     VINO MITRA                 28316 VIA ALFONSE          LAGUNA NIGUEL      CA     92677      $188,722.81
  600129132     PATRICIA A RAYBON          4711 AFTONSHIRE #4         HOUSTON            TX     77027       $24,646.42
  600129133     KEITH S RAYBON             21602 SAN LUIS PASS ROAD   GALVESTON          TX     77554       $54,776.63
  600129135     FRANCES WARD               20 SAILFISH DRIVE          PONTE VEDRA BEA    FL     32082       $80,768.35
  600129136     JOHN MICALI                5640 SW 78TH STREET #124   MIAMI              FL     33143       $39,880.52
  600129137     ROBERT W LYSEK             13 GENEVA STREET           BUFFALO            NY     14212       $27,916.91
  600129139     GEORGE W LYNCH             230 W FAIRWAY RD           HENDERSON          NV     89015      $116,291.09
  600129141     JAY D STONER               636 BREWER STREET          FORT COLLINS       CO     80524       $89,472.33
  600129142     JAY D STONER               654 BREWER STREET          FORT COLLINS       CO     80524       $84,004.56
  600129143     JAY D STONER               660 BREWER STREET          FORT COLLINS       CO     80524       $84,004.56
  600129144     JAY D STONER               672 BREWER STREET          FORT COLLINS       CO     80524      $100,407.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129126     DOYLE NIX                    7.000      .250    6.750     .0500     6.700     01/01/2013
  600129127     EDWARD ESTRADA               7.750      .250    7.500     .0500     7.450     01/01/2013
  600129128     TERESA DAMIAN                7.500      .250    7.250     .0500     7.200     01/01/2013
  600129130     VINO MITRA                   7.250      .250    7.000     .0500     6.950     01/01/2013
  600129132     PATRICIA A RAYBON            7.250      .250    7.000     .0500     6.950     01/01/2013
  600129133     KEITH S RAYBON               7.000      .250    6.750     .0500     6.700     02/01/2013
  600129135     FRANCES WARD                 7.750      .250    7.500     .0500     7.450     01/01/2013
  600129136     JOHN MICALI                  7.625      .250    7.375     .0500     7.325     02/01/2013
  600129137     ROBERT W LYSEK               7.750      .250    7.500     .0500     7.450     02/01/2013
  600129139     GEORGE W LYNCH               7.500      .250    7.250     .0500     7.200     01/01/2013
  600129141     JAY D STONER                 7.875      .250    7.625     .0500     7.575     01/01/2013
  600129142     JAY D STONER                 7.875      .250    7.625     .0500     7.575     01/01/2013
  600129143     JAY D STONER                 7.875      .250    7.625     .0500     7.575     01/01/2013
  600129144     JAY D STONER                 7.875      .250    7.625     .0500     7.575     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129126     DOYLE NIX                  5017319                    $1,114.55                  03/01/1998             180
  600129127     EDWARD ESTRADA             5084261                      $517.70                  03/01/1998             180
  600129128     TERESA DAMIAN              5087670                    $1,242.20                  03/01/1998             180
  600129130     VINO MITRA                 5118871                    $1,734.44                  03/01/1998             180
  600129132     PATRICIA A RAYBON          5142721                      $226.39                  03/01/1998             180
  600129133     KEITH S RAYBON             5143308                      $493.91                  03/01/1998             180
  600129135     FRANCES WARD               5177431                      $764.79                  03/01/1998             180
  600129136     JOHN MICALI                5206923                      $373.65                  03/01/1998             180
  600129137     ROBERT W LYSEK             5214976                      $263.56                  03/01/1998             180
  600129139     GEORGE W LYNCH             5250613                    $1,084.60                  03/01/1998             180
  600129141     JAY D STONER               5330085                      $853.60                  03/01/1998             180
  600129142     JAY D STONER               5330095                      $801.44                  03/01/1998             180
  600129143     JAY D STONER               5330105                      $801.44                  03/01/1998             180
  600129144     JAY D STONER               5330116                      $957.93                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129126     DOYLE NIX                   .00       .00       .00       .000        .250          .300      $155,000.00    N
  600129127     EDWARD ESTRADA              .00       .00       .00       .000        .250          .300       $98,000.00    N
  600129128     TERESA DAMIAN               .00       .00       .00       .000        .250          .300      $169,000.00    N
  600129130     VINO MITRA                  .00       .00       .00       .000        .250          .300      $255,000.00    N
  600129132     PATRICIA A RAYBON           .00       .00       .00       .000        .250          .300       $32,000.00    N
  600129133     KEITH S RAYBON              .00       .00       .00       .000        .250          .300       $78,866.00    N
  600129135     FRANCES WARD                .00       .00       .00       .000        .250          .300      $121,500.00    N
  600129136     JOHN MICALI                 .00       .00       .00       .000        .250          .300       $70,000.00    N
  600129137     ROBERT W LYSEK              .00       .00       .00       .000        .250          .300       $35,000.00    N
  600129139     GEORGE W LYNCH              .00       .00       .00       .000        .250          .300      $192,000.00    N
  600129141     JAY D STONER                .00       .00       .00       .000        .250          .300      $150,000.00    N
  600129142     JAY D STONER                .00       .00       .00       .000        .250          .300      $150,000.00    N
  600129143     JAY D STONER                .00       .00       .00       .000        .250          .300      $155,000.00    N
  600129144     JAY D STONER                .00       .00       .00       .000        .250          .300      $156,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129145     DONALD L ARRITT            9 NOVATO TERRACE           RANCHO MIRAGE      CA     92270      $137,360.50
  600129147     MICHAEL J BOUCHARD         100 PHILLIPS STREET        FITCHBURG          MA     01420      $105,291.44
  600129148     FRANK C MESSINA SR         11 STONE GATE DRIVE        COVENTRY           RI     02816      $151,520.45
  600129150     LARRY S GOLDSTEIN          6032 FRONTENAC STREET      PHILA              PA     19149       $43,718.52
  600129151     JUNG R YOON                7412 RICHARDS RD           MELROSE PARK       PA     19027       $97,205.54
  600129152     PEGGY A BARNEY             1067 SHERATON WAY          ROCK HILL          SC     29732       $71,324.27
  600129154     KYONG H KIM                147-20 35TH AVENUE   #2D   FLUSHING           NY     11354       $63,931.33
  600129155     JAMES MARIS                609 NORTH GREENBUSH ROAD   BLAUVELT           NY     10913      $223,666.22
  600129156     MICHAEL KELLY              93 KENTUCKY STREET         LONG BEACH         NY     11561      $122,495.01
  600129158     NAHMEN REDLEFSEN           34 JACKSON STREET          FARMINGDALE        NY     11735       $69,575.86
  600129159     JOYCE M SWITZER            RR 1 BOX 383               COGAN STATION      PA     17728       $80,367.07
  600129160     SALLY J MCNUTT             5025 HILL STREET           MINERAL CITY       OH     44656       $67,003.64
  600129161     DENISE KAY KEASLER         9836 ASPEN GROVE PLACE     LAS VEGAS          NV     89134      $109,105.16
  600129162     FORREST S THOMPSON         2115 WYCHWOOD DRIVE        AUSTIN             TX     78746      $186,090.29


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129145     DONALD L ARRITT              6.875      .250    6.625     .0500     6.575     02/01/2013
  600129147     MICHAEL J BOUCHARD           7.875      .250    7.625     .0500     7.575     02/01/2013
  600129148     FRANK C MESSINA SR           7.000      .250    6.750     .0500     6.700     02/01/2013
  600129150     LARRY S GOLDSTEIN            6.875      .250    6.625     .0500     6.575     01/01/2013
  600129151     JUNG R YOON                  7.500      .250    7.250     .0500     7.200     02/01/2013
  600129152     PEGGY A BARNEY               7.000      .250    6.750     .0500     6.700     02/01/2013
  600129154     KYONG H KIM                  7.500      .250    7.250     .0500     7.200     02/01/2013
  600129155     JAMES MARIS                  7.750      .250    7.500     .0500     7.450     01/01/2013
  600129156     MICHAEL KELLY                7.375      .250    7.125     .0500     7.075     01/01/2013
  600129158     NAHMEN REDLEFSEN             7.500      .250    7.250     .0500     7.200     01/01/2013
  600129159     JOYCE M SWITZER              8.000      .250    7.750     .0500     7.700     02/01/2013
  600129160     SALLY J MCNUTT               7.875      .250    7.625     .0500     7.575     02/01/2013
  600129161     DENISE KAY KEASLER           7.000      .250    6.750     .0500     6.700     01/01/2013
  600129162     FORREST S THOMPSON           7.750      .250    7.500     .0500     7.450     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129145     DONALD L ARRITT            5335867                    $1,228.98                  03/01/1998             180
  600129147     MICHAEL J BOUCHARD         5349883                    $1,001.56                  03/01/1998             180
  600129148     FRANK C MESSINA SR         5349937                    $1,366.22                  03/01/1998             180
  600129150     LARRY S GOLDSTEIN          5400220                      $392.42                  03/01/1998             180
  600129151     JUNG R YOON                5401245                      $903.84                  03/01/1998             180
  600129152     PEGGY A BARNEY             5404254                      $643.11                  03/01/1998             180
  600129154     KYONG H KIM                5405148                      $594.45                  03/01/1998             180
  600129155     JAMES MARIS                5405177                    $2,117.87                  03/01/1998             180
  600129156     MICHAEL KELLY              5405773                    $1,133.81         2        03/01/1998             180
  600129158     NAHMEN REDLEFSEN           5406919                      $648.91                  03/01/1998             180
  600129159     JOYCE M SWITZER            5408513                      $770.26                  03/01/1998             180
  600129160     SALLY J MCNUTT             5423921                      $637.36                  03/01/1998             180
  600129161     DENISE KAY KEASLER         5426940                      $986.91                  03/01/1998             180
  600129162     FORREST S THOMPSON         5450184                    $1,762.07                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129145     DONALD L ARRITT             .00       .00       .00       .000        .250          .300      $180,000.00    N
  600129147     MICHAEL J BOUCHARD          .00       .00       .00       .000        .250          .300      $132,000.00    N
  600129148     FRANK C MESSINA SR          .00       .00       .00       .000        .250          .300      $190,000.00    N
  600129150     LARRY S GOLDSTEIN           .00       .00       .00       .000        .250          .300       $55,000.00    N
  600129151     JUNG R YOON                 .00       .00       .00       .000        .250          .300      $133,000.00    N
  600129152     PEGGY A BARNEY              .00       .00       .00       .000        .250          .300      $101,000.00    N
  600129154     KYONG H KIM                 .00       .00       .00       .000        .250          .300       $85,500.00    N
  600129155     JAMES MARIS                 .00       .00       .00       .000        .250          .300      $370,000.00    N
  600129156     MICHAEL KELLY               .00       .00       .00       .000        .250          .300      $145,000.00    N
  600129158     NAHMEN REDLEFSEN            .00       .00       .00       .000        .250          .300      $142,000.00    N
  600129159     JOYCE M SWITZER             .00       .00       .00       .000        .250          .300      $136,000.00    N
  600129160     SALLY J MCNUTT              .00       .00       .00       .000        .250          .300       $96,000.00    N
  600129161     DENISE KAY KEASLER          .00       .00       .00       .000        .250          .300      $161,000.00    N
  600129162     FORREST S THOMPSON          .00       .00       .00       .000        .250          .300      $235,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129163     MARTIN R BOCK              1004 CRESTA ROAD           COLORADO SPRING    CO     80906      $147,537.00
  600129164     BRIAN VALENCIA             609-611 WEST 8TH STREET    PUEBLO             CO     81003       $69,321.85
  600129165     RONALD LEE MCGOWAN         1724 PARK STRRET           ST HELENA          CA     94574       $99,367.16
  600129168     DEWAYNE DACE               719 EAST CENTRAL           PRINCETON          IL     61356       $59,824.68
  600129170     ANTONIO DIAZ               10314 DUNCUM DRIVE         HOUSTON            TX     77013       $39,627.30
  600129171     ALLEN M HARRELSON III      168 COTTON HOLLOW LANE     GLENWOOD SPRING    CO     81601      $219,305.91
  600129172     GAY D DOMAN                5312 VALLEY STREET         BOISE              ID     83709       $19,938.94
  600129173     ROBERT C JOHNSTON          1104 EAST JEFFERSON STREE  BOISE              ID     83712       $32,904.63
  600129174     JUDITH M COOMES            940 EAST TAHNIA PARK CIRC  SALT LAKE CITY     UT     84121       $74,765.94
  600129175     JOHN R KEENA               1852 JOHN STREET           NEWAYGO            MI     49337       $86,742.97
  600129176     DONNA REESE-PATTERSON      501 CHICAGO PLACE          SAVANNA            IL     61074       $41,348.45
  600129177     AUGUSTIN J ARTEAGA         49 LIPPINCOTT ROAD         FOX LAKE           IL     60020       $37,769.76
  600129178     MARKO JAKOVLJEVIC          9106 NATIONAL AVENUE       MORTON GROVE       IL     60059      $114,652.69
  600129179     TONY DINH                  2408 HARPERS FERRY COURT   MESQUITE           TX     75181      $118,445.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129163     MARTIN R BOCK                7.500      .250    7.250     .0500     7.200     02/01/2013
  600129164     BRIAN VALENCIA               7.875      .250    7.625     .0500     7.575     02/01/2013
  600129165     RONALD LEE MCGOWAN           7.000      .250    6.750     .0500     6.700     01/01/2013
  600129168     DEWAYNE DACE                 7.875      .250    7.625     .0500     7.575     02/01/2013
  600129170     ANTONIO DIAZ                 7.250      .250    7.000     .0500     6.950     02/01/2013
  600129171     ALLEN M HARRELSON III        7.000      .250    6.750     .0500     6.700     02/01/2013
  600129172     GAY D DOMAN                  7.375      .250    7.125     .0500     7.075     02/01/2013
  600129173     ROBERT C JOHNSTON            8.000      .250    7.750     .0500     7.700     02/01/2013
  600129174     JUDITH M COOMES              7.125      .250    6.875     .0500     6.825     02/01/2013
  600129175     JOHN R KEENA                 7.750      .250    7.500     .0500     7.450     02/01/2013
  600129176     DONNA REESE-PATTERSON        7.750      .250    7.500     .0500     7.450     01/01/2013
  600129177     AUGUSTIN J ARTEAGA           7.500      .250    7.250     .0500     7.200     01/01/2013
  600129178     MARKO JAKOVLJEVIC            7.500      .250    7.250     .0500     7.200     02/01/2013
  600129179     TONY DINH                    7.125      .250    6.875     .0500     6.825     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129163     MARTIN R BOCK              5452755                    $1,390.52                  03/01/1998             180
  600129164     BRIAN VALENCIA             5453117                      $659.41         3        03/01/1998             180
  600129165     RONALD LEE MCGOWAN         5465787                      $898.83                  03/01/1998             180
  600129168     DEWAYNE DACE               5478625                      $569.07                  03/01/1998             180
  600129170     ANTONIO DIAZ               5553272                      $362.86                  03/01/1998             180
  600129171     ALLEN M HARRELSON III      5562305                    $1,977.42                  03/01/1998             180
  600129172     GAY D DOMAN                5568013                      $183.98                  03/01/1998             180
  600129173     ROBERT C JOHNSTON          5568891                      $315.37                  03/01/1998             180
  600129174     JUDITH M COOMES            5614027                      $679.37                  03/01/1998             180
  600129175     JOHN R KEENA               5617475                      $818.91                  03/01/1998             180
  600129176     DONNA REESE-PATTERSON      5621015                      $395.34                  03/01/1998             180
  600129177     AUGUSTIN J ARTEAGA         5621708                      $352.26                  03/01/1998             180
  600129178     MARKO JAKOVLJEVIC          5622013                    $1,066.06                  03/01/1998             180
  600129179     TONY DINH                  5631317                    $1,079.68                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129163     MARTIN R BOCK               .00       .00       .00       .000        .250          .300      $240,000.00    N
  600129164     BRIAN VALENCIA              .00       .00       .00       .000        .250          .300       $77,250.00    N
  600129165     RONALD LEE MCGOWAN          .00       .00       .00       .000        .250          .300      $240,000.00    N
  600129168     DEWAYNE DACE                .00       .00       .00       .000        .250          .300       $86,500.00    N
  600129170     ANTONIO DIAZ                .00       .00       .00       .000        .250          .300       $53,000.00    N
  600129171     ALLEN M HARRELSON III       .00       .00       .00       .000        .250          .300      $490,000.00    N
  600129172     GAY D DOMAN                 .00       .00       .00       .000        .250          .300      $100,000.00    N
  600129173     ROBERT C JOHNSTON           .00       .00       .00       .000        .250          .300       $97,500.00    N
  600129174     JUDITH M COOMES             .00       .00       .00       .000        .250          .300      $240,000.00    N
  600129175     JOHN R KEENA                .00       .00       .00       .000        .250          .300      $116,000.00    N
  600129176     DONNA REESE-PATTERSON       .00       .00       .00       .000        .250          .300       $63,500.00    N
  600129177     AUGUSTIN J ARTEAGA          .00       .00       .00       .000        .250          .300      $160,000.00    N
  600129178     MARKO JAKOVLJEVIC           .00       .00       .00       .000        .250          .300      $202,000.00    N
  600129179     TONY DINH                   .00       .00       .00       .000        .250          .300      $154,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129180     HIU LAM                    2815 SPRINGVIEW LANE       MESQUITE           TX     75181       $80,760.70
  600129181     KEN LYONS                  5336 CAPULIN LANE          AMARILLO           TX     79110       $49,850.65
  600129182     WINSTON C KENWORTHY        6902 COUNTY ROAD 567       BROWNWOOD          TX     76801       $64,643.17
  600129183     LARRY R JOHNSON            6900 MARINA SHORES CT      ARLINGTON          TX     76016      $183,438.17
  600129185     JOSEPH J STACHNIAK         24 WINDSOR DR              OAK BROOK          IL     60523       $94,095.65
  600129186     ANTHONY B BIZZARRI SR      31 HICKORY TRAIL           FAIRFIELD          PA     17320      $153,514.13
  600129187     MARGARET E LEMERY          1013 OLYMPIC AVENUE NORTH  RENTON             WA     98056       $93,181.97
  600129188     DONALD BALDWIN             50 NORTH MCCALL ROAD       ENGLEWOOD          FL     34223       $67,104.24
  600129189     CATHERINE A CICCOLELLA     1319 TUTTLE AVENUE         SARASOTA           FL     34239       $40,679.46
  600129191     DAN N PADILLA              2908 ALISO DRIVE NE        ALBUQUERQUE        NM     87110       $50,101.54
  600129192     KATHRYN E GEORGI           1326 QUARTZ DRIVE SW       ALBUQUERQUE        NM     87121       $94,008.24
  600129194     NICHOLAS CHRIS GUTSUE      3201 BENEDICT CANYON DRIV  LOS ANGELES (BE    CA     90210      $206,873.33
  600129196     YONG J KO                  915 DIAMOND STREET NO1     REDONDO BEACH      CA     90277      $184,428.91
  600129197     ANTHONY J DECINTIO         60 WINTERHILL ROAD         TUCKAHOE           NY     10707      $122,628.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129180     HIU LAM                      7.750      .250    7.500     .0500     7.450     02/01/2013
  600129181     KEN LYONS                    7.625      .250    7.375     .0500     7.325     02/01/2013
  600129182     WINSTON C KENWORTHY          6.875      .250    6.625     .0500     6.575     02/01/2013
  600129183     LARRY R JOHNSON              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129185     JOSEPH J STACHNIAK           6.750      .250    6.500     .0500     6.450     02/01/2013
  600129186     ANTHONY B BIZZARRI SR        7.000      .250    6.750     .0500     6.700     02/01/2013
  600129187     MARGARET E LEMERY            7.500      .250    7.250     .0500     7.200     01/01/2013
  600129188     DONALD BALDWIN               7.875      .250    7.625     .0500     7.575     01/01/2013
  600129189     CATHERINE A CICCOLELLA       7.750      .250    7.500     .0500     7.450     02/01/2013
  600129191     DAN N PADILLA                7.750      .250    7.500     .0500     7.450     02/01/2013
  600129192     KATHRYN E GEORGI             7.375      .250    7.125     .0500     7.075     01/01/2013
  600129194     NICHOLAS CHRIS GUTSUE        7.500      .250    7.250     .0500     7.200     02/01/2013
  600129196     YONG J KO                    7.250      .250    7.000     .0500     6.950     02/01/2013
  600129197     ANTHONY J DECINTIO           7.500      .250    7.250     .0500     7.200     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129180     HIU LAM                    5631547                      $762.43                  03/01/1998             180
  600129181     KEN LYONS                  5632040                      $467.06                  03/01/1998             180
  600129182     WINSTON C KENWORTHY        5632062                      $578.37                  03/01/1998             180
  600129183     LARRY R JOHNSON            5632338                    $1,692.66                  03/01/1998             180
  600129185     JOSEPH J STACHNIAK         5654472                      $835.35                  03/01/1998             180
  600129186     ANTHONY B BIZZARRI SR      5658063                    $1,384.20                  03/01/1998             180
  600129187     MARGARET E LEMERY          5669829                      $869.07                  03/01/1998             180
  600129188     DONALD BALDWIN             5760271                      $640.20                  03/01/1998             180
  600129189     CATHERINE A CICCOLELLA     5761215                      $384.04        18        03/01/1998             180
  600129191     DAN N PADILLA              5795446                      $472.99                  03/01/1998             180
  600129192     KATHRYN E GEORGI           5796184                      $879.45                  03/01/1998             180
  600129194     NICHOLAS CHRIS GUTSUE      5805165                    $1,923.55                  03/01/1998             180
  600129196     YONG J KO                  5807245                    $1,688.80                  03/01/1998             180
  600129197     ANTHONY J DECINTIO         5814145                    $1,140.23                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129180     HIU LAM                     .00       .00       .00       .000        .250          .300      $120,000.00    N
  600129181     KEN LYONS                   .00       .00       .00       .000        .250          .300       $68,000.00    N
  600129182     WINSTON C KENWORTHY         .00       .00       .00       .000        .250          .300       $86,500.00    N
  600129183     LARRY R JOHNSON             .00       .00       .00       .000        .250          .300      $235,000.00    N
  600129185     JOSEPH J STACHNIAK          .00       .00       .00       .000        .250          .300      $515,000.00    N
  600129186     ANTHONY B BIZZARRI SR       .00       .00       .00       .000        .250          .300      $225,000.00    N
  600129187     MARGARET E LEMERY           .00       .00       .00       .000        .250          .300      $127,000.00    N
  600129188     DONALD BALDWIN              .00       .00       .00       .000        .250          .300       $90,000.00    N
  600129189     CATHERINE A CICCOLELLA      .00       .00       .00       .000        .250          .300       $48,000.00    N
  600129191     DAN N PADILLA               .00       .00       .00       .000        .250          .300       $67,000.00    N
  600129192     KATHRYN E GEORGI            .00       .00       .00       .000        .250          .300      $120,000.00    N
  600129194     NICHOLAS CHRIS GUTSUE       .00       .00       .00       .000        .250          .300      $660,000.00    N
  600129196     YONG J KO                   .00       .00       .00       .000        .250          .300      $285,000.00    N
  600129197     ANTHONY J DECINTIO          .00       .00       .00       .000        .250          .300      $214,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129198     FRANK CATALDI SR           1575 KEARSLEY ROAD         GLOUCESTER TOWN    NJ     08030       $39,875.17
  600129199     FRANK L LUJAN              1407 WEST BEHREND DRIVE    PHOENIX            AZ     85027       $43,173.48
  600129200     SUBHASH K BHARDWAJ         459 ENGLE DRIVE            TUCKER             GA     30084       $62,103.45
  600129201     SUBHASH K BHARDWAJ         6328 DELNORTE COURT        NORCROSS           GA     30093       $51,437.20
  600129202     SUBHASH K BHARDWAJ         5430 ROBIN HILL COURT      NORCROSS           GA     30093       $55,324.90
  600129203     RENEE L JUELFS             848 BITTERBRUSH LANE       FORT COLLINS       CO     80526       $86,238.73
  600129204     ADNEY MELVYN PICHANICK     15 RUTGERS PLACE           HOUSTON            TX     77005      $143,108.27
  600129205     SALVADOR NINO              5811 BURLINGHALL DRIVE     HOUSTON            TX     77035       $44,865.58
  600129206     NERGISH H DAVIER           4198 GREYSTONE WAY         SUGAR LAND         TX     77479       $64,803.69
  600129209     WAYNE CHARLE WOOD          2308 MAYWOOD AVENUE        SAN JOSE           CA     95128      $173,973.94
  600129210     MILTON R KREB              NW CRN CARPENTER ST & 1ST  CARMEL             CA     93921      $208,755.13
  600129211     CHARLES J ZANOLIO JR       21 EUCLID AVENUE           LOS GATOS          CA     95030       $74,550.50
  600129213     TERESA L STEVENSON         307 EASTSIDE DRIVE         DENTON             NC     27239       $73,856.21
  600129214     JOHN E MAIN                107 W NORRIS               LA MONTE           MO     65337       $17,894.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129198     FRANK CATALDI SR             7.125      .250    6.875     .0500     6.825     02/01/2013
  600129199     FRANK L LUJAN                7.875      .250    7.625     .0500     7.575     02/01/2013
  600129200     SUBHASH K BHARDWAJ           7.000      .250    6.750     .0500     6.700     02/01/2013
  600129201     SUBHASH K BHARDWAJ           7.000      .250    6.750     .0500     6.700     02/01/2013
  600129202     SUBHASH K BHARDWAJ           7.000      .250    6.750     .0500     6.700     02/01/2013
  600129203     RENEE L JUELFS               6.750      .250    6.500     .0500     6.450     01/01/2013
  600129204     ADNEY MELVYN PICHANICK       7.250      .250    7.000     .0500     6.950     01/01/2013
  600129205     SALVADOR NINO                7.625      .250    7.375     .0500     7.325     02/01/2013
  600129206     NERGISH H DAVIER             7.500      .250    7.250     .0500     7.200     02/01/2013
  600129209     WAYNE CHARLE WOOD            7.875      .250    7.625     .0500     7.575     01/01/2013
  600129210     MILTON R KREB                7.750      .250    7.500     .0500     7.450     01/01/2013
  600129211     CHARLES J ZANOLIO JR         7.625      .250    7.375     .0500     7.325     01/01/2013
  600129213     TERESA L STEVENSON           7.500      .250    7.250     .0500     7.200     02/01/2013
  600129214     JOHN E MAIN                  7.875      .250    7.625     .0500     7.575     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129198     FRANK CATALDI SR           5814477                      $362.33                  03/01/1998             180
  600129199     FRANK L LUJAN              5829495                      $410.68                  03/01/1998             180
  600129200     SUBHASH K BHARDWAJ         5843931                      $559.97                  03/01/1998             180
  600129201     SUBHASH K BHARDWAJ         5843941                      $463.80                  03/01/1998             180
  600129202     SUBHASH K BHARDWAJ         5843951                      $498.85                  03/01/1998             180
  600129203     RENEE L JUELFS             5854227                      $768.10                  03/01/1998             180
  600129204     ADNEY MELVYN PICHANICK     5855402                    $1,314.52                  03/01/1998             180
  600129205     SALVADOR NINO              5855606                      $420.36                  03/01/1998             180
  600129206     NERGISH H DAVIER           5856784                      $602.56                  03/01/1998             180
  600129209     WAYNE CHARLE WOOD          5877243                    $1,659.79                  03/01/1998             180
  600129210     MILTON R KREB              5878640                    $1,976.68                  03/01/1998             180
  600129211     CHARLES J ZANOLIO JR       5878657                      $700.60                  03/01/1998             180
  600129213     TERESA L STEVENSON         5882428                      $686.92         7        03/01/1998             180
  600129214     JOHN E MAIN                5888639                      $170.72        18        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129198     FRANK CATALDI SR            .00       .00       .00       .000        .250          .300      $115,000.00    N
  600129199     FRANK L LUJAN               .00       .00       .00       .000        .250          .300       $72,000.00    N
  600129200     SUBHASH K BHARDWAJ          .00       .00       .00       .000        .250          .300       $89,000.00    N
  600129201     SUBHASH K BHARDWAJ          .00       .00       .00       .000        .250          .300       $86,000.00    N
  600129202     SUBHASH K BHARDWAJ          .00       .00       .00       .000        .250          .300       $95,000.00    N
  600129203     RENEE L JUELFS              .00       .00       .00       .000        .250          .300      $122,000.00    N
  600129204     ADNEY MELVYN PICHANICK      .00       .00       .00       .000        .250          .300      $181,000.00    N
  600129205     SALVADOR NINO               .00       .00       .00       .000        .250          .300       $80,000.00    N
  600129206     NERGISH H DAVIER            .00       .00       .00       .000        .250          .300      $148,000.00    N
  600129209     WAYNE CHARLE WOOD           .00       .00       .00       .000        .250          .300      $277,500.00    N
  600129210     MILTON R KREB               .00       .00       .00       .000        .250          .300      $305,000.00    N
  600129211     CHARLES J ZANOLIO JR        .00       .00       .00       .000        .250          .300      $530,000.00    N
  600129213     TERESA L STEVENSON          .00       .00       .00       .000        .250          .300       $78,000.00    N
  600129214     JOHN E MAIN                 .00       .00       .00       .000        .250          .300       $20,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129215     TAE S CHO                  29732 ESSEX COURT          FARMINGTON HILL    MI     48331      $134,173.04
  600129216     AUGUSTO M MARTINEZ         2096 MORRIS                LINCOLN PARK       MI     48146       $35,893.64
  600129217     AUGUSTO M MARTINEZ         2135 MORRIS                LINCOLN PARK       MI     48146       $44,119.27
  600129219     KWI OK KIM                 8650 SW LAUREL LEAF LANE   PORTLAND           OR     97225      $177,854.93
  600129223     BRIAN K NEWMAN             3641 VIRGINIA DARE TRAIL   NAGS HEAD          NC     27959      $204,374.06
  600129224     BRIAN K NEWMAN             4021 CREEK ROAD            KITTY HAWK         NC     27949      $150,538.94
  600129226     MEHRI ZOOALNOOR            20753 DOLOROSA STREET      WOODLAND HILLS     CA     91367      $139,548.63
  600129227     KRISHNA M LAL              1009 LOGVIEW DRIVE         DIAMOND BAR        CA     91765      $198,613.75
  600129230     TSUONG K CHEN              9529 EAST KNOLL CIRCLE     MESA               AZ     85207      $160,503.00
  600129231     MICHAEL A O'DONNELL        821 EAST JOAN DE ARC AVEN  PHOENIX            AZ     85022       $50,244.42
  600129233     AUGUSTO M VIGANO           17631 WELLINGTON AVENUE    TUSTIN             CA     92780      $106,164.00
  600129234     VICTOR P GENNETTE          1354 KELLER LANE           PARADISE           CA     95969      $149,542.00
  600129235     CONNIE J SAJWAJ            216 WOODLAND CIRCLE        OCEAN SPRINGS      MS     39564       $39,663.48
  600129236     MYONG HUI KIM STANO        5757 PASTEUR BLVD          NEW ORLEANS        LA     70122       $36,090.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129215     TAE S CHO                    7.375      .250    7.125     .0500     7.075     01/01/2013
  600129216     AUGUSTO M MARTINEZ           7.750      .250    7.500     .0500     7.450     02/01/2013
  600129217     AUGUSTO M MARTINEZ           7.750      .250    7.500     .0500     7.450     02/01/2013
  600129219     KWI OK KIM                   6.875      .250    6.625     .0500     6.575     01/01/2013
  600129223     BRIAN K NEWMAN               7.375      .250    7.125     .0500     7.075     02/01/2013
  600129224     BRIAN K NEWMAN               7.375      .250    7.125     .0500     7.075     02/01/2013
  600129226     MEHRI ZOOALNOOR              6.750      .250    6.500     .0500     6.450     02/01/2013
  600129227     KRISHNA M LAL                7.375      .250    7.125     .0500     7.075     01/01/2013
  600129230     TSUONG K CHEN                7.250      .250    7.000     .0500     6.950     02/01/2013
  600129231     MICHAEL A O'DONNELL          7.250      .250    7.000     .0500     6.950     02/01/2013
  600129233     AUGUSTO M VIGANO             7.000      .250    6.750     .0500     6.700     02/01/2013
  600129234     VICTOR P GENNETTE            7.375      .250    7.125     .0500     7.075     02/01/2013
  600129235     CONNIE J SAJWAJ              7.750      .250    7.500     .0500     7.450     01/01/2013
  600129236     MYONG HUI KIM STANO          7.500      .250    7.250     .0500     7.200     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129215     TAE S CHO                  5891825                    $1,241.90                  03/01/1998             180
  600129216     AUGUSTO M MARTINEZ         5892918                      $338.86                  03/01/1998             180
  600129217     AUGUSTO M MARTINEZ         5892928                      $416.51                  03/01/1998             180
  600129219     KWI OK KIM                 5917584                    $1,596.42                  03/01/1998             180
  600129223     BRIAN K NEWMAN             5922553                    $1,885.84                  03/01/1998             180
  600129224     BRIAN K NEWMAN             5922586                    $1,389.08                  03/01/1998             180
  600129226     MEHRI ZOOALNOOR            5941014                    $1,238.87                  03/01/1998             180
  600129227     KRISHNA M LAL              5942873                    $1,839.85                  03/01/1998             180
  600129230     TSUONG K CHEN              5945832                    $1,469.71                  03/01/1998             180
  600129231     MICHAEL A O'DONNELL        5945992                      $460.08                  03/01/1998             180
  600129233     AUGUSTO M VIGANO           5972880                      $957.25                  03/01/1998             180
  600129234     VICTOR P GENNETTE          5974729                    $1,379.88                  03/01/1998             180
  600129235     CONNIE J SAJWAJ            5978788                      $375.57                  03/01/1998             180
  600129236     MYONG HUI KIM STANO        5979615                      $335.58                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129215     TAE S CHO                   .00       .00       .00       .000        .250          .300      $250,000.00    N
  600129216     AUGUSTO M MARTINEZ          .00       .00       .00       .000        .250          .300       $48,000.00    N
  600129217     AUGUSTO M MARTINEZ          .00       .00       .00       .000        .250          .300       $59,000.00    N
  600129219     KWI OK KIM                  .00       .00       .00       .000        .250          .300      $325,000.00    N
  600129223     BRIAN K NEWMAN              .00       .00       .00       .000        .250          .300      $470,000.00    N
  600129224     BRIAN K NEWMAN              .00       .00       .00       .000        .250          .300      $360,000.00    N
  600129226     MEHRI ZOOALNOOR             .00       .00       .00       .000        .250          .300      $220,000.00    N
  600129227     KRISHNA M LAL               .00       .00       .00       .000        .250          .300      $300,000.00    N
  600129230     TSUONG K CHEN               .00       .00       .00       .000        .250          .300      $230,000.00    N
  600129231     MICHAEL A O'DONNELL         .00       .00       .00       .000        .250          .300       $64,000.00    N
  600129233     AUGUSTO M VIGANO            .00       .00       .00       .000        .250          .300      $285,000.00    N
  600129234     VICTOR P GENNETTE           .00       .00       .00       .000        .250          .300      $410,000.00    N
  600129235     CONNIE J SAJWAJ             .00       .00       .00       .000        .250          .300       $57,000.00    N
  600129236     MYONG HUI KIM STANO         .00       .00       .00       .000        .250          .300       $69,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129237     ALFRED G MALATESTA JR      43 SUNRISE DRIVE           MOULTONBORO        NH     03254       $54,678.33
  600129238     ROBERT M BRUMBY JR         2027 THICKET TRAIL DR      SAN ANTONIO        TX     78248      $112,053.02
  600129239     W L LAMOUREAUX             8806-8808 MEADOW RANGE     SAN ANTONIO        TX     78250       $47,563.68
  600129241     JUDITH WILKIE              300 MAIN ROAD              RUIDOSO            NM     88345      $215,660.96
  600129242     JOEL R ADELSTONE           5420 VISTA SANDIA NE       ALBUQUERQUE        NM     87111      $153,519.40
  600129243     JANET TESSIER              3800 LOST TREE ROAD SE     RIO RANCHO         NM     87124       $88,223.81
  600129244     RUSSELL G WATKINS          117 CARTER STREET          CRESTON            OH     44217      $101,354.52
  600129245     JAMES B WOODS              163 CROWNHILL AVENUE       AMHERST            OH     44001       $54,885.56
  600129246     JUDITH A WOODS             8140 PYLE ROAD             AMHERST            OH     44001       $61,814.80
  600129247     JUDITH A WOODS             8160 PYLE ROAD             AMHERST            OH     44001       $75,568.55
  600129248     WESLEY R WIGHTMAN JR       217 EAST FOURTH STREET     PORT CLINTON       OH     43452       $88,974.49
  600129249     ROBERT A FORBES            2212 MCARTHUR AVENUE       COLORADO SPRING    CO     80909      $106,918.92
  600129250     PEDRO DIAZ                 12730 COOLGREEN STREET     HOUSTON            TX     77013       $63,401.52
  600129251     TODD MITCHELL              18 CINCINNATI              ST AUGUSTINE       FL     32084      $122,715.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129237     ALFRED G MALATESTA JR        7.000      .250    6.750     .0500     6.700     02/01/2013
  600129238     ROBERT M BRUMBY JR           7.250      .250    7.000     .0500     6.950     02/01/2013
  600129239     W L LAMOUREAUX               8.125      .250    7.875     .0500     7.825     02/01/2013
  600129241     JUDITH WILKIE                7.750      .250    7.500     .0500     7.450     02/01/2013
  600129242     JOEL R ADELSTONE             7.125      .250    6.875     .0500     6.825     02/01/2013
  600129243     JANET TESSIER                7.125      .250    6.875     .0500     6.825     02/01/2013
  600129244     RUSSELL G WATKINS            7.000      .250    6.750     .0500     6.700     01/01/2013
  600129245     JAMES B WOODS                7.625      .250    7.375     .0500     7.325     02/01/2013
  600129246     JUDITH A WOODS               7.625      .250    7.375     .0500     7.325     02/01/2013
  600129247     JUDITH A WOODS               7.375      .250    7.125     .0500     7.075     02/01/2013
  600129248     WESLEY R WIGHTMAN JR         7.250      .250    7.000     .0500     6.950     02/01/2013
  600129249     ROBERT A FORBES              7.250      .250    7.000     .0500     6.950     02/01/2013
  600129250     PEDRO DIAZ                   7.125      .250    6.875     .0500     6.825     02/01/2013
  600129251     TODD MITCHELL                7.125      .250    6.875     .0500     6.825     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129237     ALFRED G MALATESTA JR      5982660                      $494.36                  03/01/1998             180
  600129238     ROBERT M BRUMBY JR         6005434                    $1,026.06                  03/01/1998             180
  600129239     W L LAMOUREAUX             6005686                      $459.29                  03/01/1998             180
  600129241     JUDITH WILKIE              6006619                    $2,035.98                  03/01/1998             180
  600129242     JOEL R ADELSTONE           6007236                    $1,394.98                  03/01/1998             180
  600129243     JANET TESSIER              6008787                      $801.66                  03/01/1998             180
  600129244     RUSSELL G WATKINS          6032847                      $916.80        18        03/01/1998             180
  600129245     JAMES B WOODS              6034530                      $514.24                  03/01/1998             180
  600129246     JUDITH A WOODS             6034542                      $579.16                  03/01/1998             180
  600129247     JUDITH A WOODS             6034564                      $697.30                  03/01/1998             180
  600129248     WESLEY R WIGHTMAN JR       6034660                      $814.73         3        03/01/1998             180
  600129249     ROBERT A FORBES            6038151                      $979.05         3        03/01/1998             180
  600129250     PEDRO DIAZ                 6059995                      $576.11                  03/01/1998             180
  600129251     TODD MITCHELL              6064002                    $1,115.08                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129237     ALFRED G MALATESTA JR       .00       .00       .00       .000        .250          .300       $84,000.00    N
  600129238     ROBERT M BRUMBY JR          .00       .00       .00       .000        .250          .300      $141,000.00    N
  600129239     W L LAMOUREAUX              .00       .00       .00       .000        .250          .300       $80,000.00    N
  600129241     JUDITH WILKIE               .00       .00       .00       .000        .250          .300      $300,000.00    N
  600129242     JOEL R ADELSTONE            .00       .00       .00       .000        .250          .300      $192,500.00    N
  600129243     JANET TESSIER               .00       .00       .00       .000        .250          .300      $118,000.00    N
  600129244     RUSSELL G WATKINS           .00       .00       .00       .000        .250          .300      $120,000.00    N
  600129245     JAMES B WOODS               .00       .00       .00       .000        .250          .300       $99,000.00    N
  600129246     JUDITH A WOODS              .00       .00       .00       .000        .250          .300      $110,000.00    N
  600129247     JUDITH A WOODS              .00       .00       .00       .000        .250          .300      $120,000.00    N
  600129248     WESLEY R WIGHTMAN JR        .00       .00       .00       .000        .250          .300      $105,000.00    N
  600129249     ROBERT A FORBES             .00       .00       .00       .000        .250          .300      $127,000.00    N
  600129250     PEDRO DIAZ                  .00       .00       .00       .000        .250          .300       $80,000.00    N
  600129251     TODD MITCHELL               .00       .00       .00       .000        .250          .300      $231,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129255     MARK MCFEE                 804 EAST ASPEN AVENUE      FRUITA             CO     81521       $71,737.43
  600129256     ELI CHEN                   2832 LAS PIEDRAS DRIVE     BURLINGAME         CA     94010      $199,395.98
  600129257     WILLIE LEE SMOOT           1106 EAST 126TH STREET     LOS ANGELES        CA     90059      $104,665.11
  600129258     WILLIE LEE SMOOT           615 EAST 122ND STREET      LOS ANGELES        CA     90059      $100,927.08
  600129260     MIRIAM SELIN REITER        251 NELSON AVENUE          PACIFICA           CA     94044      $139,558.31
  600129261     LARRY TUCKER               559 CENTER ROAD            CARTERSVILLE       GA     30120       $32,210.03
  600129262     DARRYL F CECIL             525-527 6TH STREET         TRAFFORD           PA     15065       $35,792.76
  600129263     WILLIAM K TAYLOR JR        42 BRISTOL LN              NEWARK             DE     19711      $168,167.76
  600129265     THOMAS W CHAMBERS          3811 HALIFAX COURT         ARLINGTON          TX     76013       $39,746.67
  600129266     RONALD JOSEP PAXTON        24670 HIGHWAY 22           MAUREPAS           LA     70449       $48,358.28
  600129267     TEJINDER S GREWAL          3126 W FARGO AVENUE        CHICAGO            IL     60645       $87,717.56
  600129268     RICHARD PERRY              2824 ALHAMBRA CIRCLE       NASHVILLE          TN     37207       $70,279.98
  600129269     CHAO SU CHEN               10 SANTA VICTORIA AISLE    IRVINE             CA     92606      $112,145.07
  600129270     SHERYL B EINSMAN           478 WILSON                 WINONA             MN     55987       $59,518.64


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129255     MARK MCFEE                   7.750      .250    7.500     .0500     7.450     02/01/2013
  600129256     ELI CHEN                     7.500      .250    7.250     .0500     7.200     02/01/2013
  600129257     WILLIE LEE SMOOT             6.875      .250    6.625     .0500     6.575     02/01/2013
  600129258     WILLIE LEE SMOOT             6.875      .250    6.625     .0500     6.575     02/01/2013
  600129260     MIRIAM SELIN REITER          7.000      .250    6.750     .0500     6.700     02/01/2013
  600129261     LARRY TUCKER                 7.875      .250    7.625     .0500     7.575     01/01/2013
  600129262     DARRYL F CECIL               7.625      .250    7.375     .0500     7.325     02/01/2013
  600129263     WILLIAM K TAYLOR JR          7.000      .250    6.750     .0500     6.700     02/01/2013
  600129265     THOMAS W CHAMBERS            7.250      .250    7.000     .0500     6.950     02/01/2013
  600129266     RONALD JOSEP PAXTON          7.875      .250    7.625     .0500     7.575     02/01/2013
  600129267     TEJINDER S GREWAL            7.125      .250    6.875     .0500     6.825     02/01/2013
  600129268     RICHARD PERRY                7.125      .250    6.875     .0500     6.825     02/01/2013
  600129269     CHAO SU CHEN                 7.000      .250    6.750     .0500     6.700     02/01/2013
  600129270     SHERYL B EINSMAN             7.750      .250    7.500     .0500     7.450     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129255     MARK MCFEE                 6081187                      $677.25        12        03/01/1998             180
  600129256     ELI CHEN                   6087034                    $1,854.02                  03/01/1998             180
  600129257     WILLIE LEE SMOOT           6087361                      $936.45                  03/01/1998             180
  600129258     WILLIE LEE SMOOT           6101916                      $903.00                  03/01/1998             180
  600129260     MIRIAM SELIN REITER        6118329                    $1,258.36                  03/01/1998             180
  600129261     LARRY TUCKER               6121492                      $307.30        18        03/01/1998             180
  600129262     DARRYL F CECIL             6124971                      $335.35         2        03/01/1998             180
  600129263     WILLIAM K TAYLOR JR        6126673                    $1,516.32                  03/01/1998             180
  600129265     THOMAS W CHAMBERS          6131122                      $365.15                  03/01/1998             180
  600129266     RONALD JOSEP PAXTON        6139861                      $460.00                  03/01/1998             180
  600129267     TEJINDER S GREWAL          6147751                      $819.78                  03/01/1998             180
  600129268     RICHARD PERRY              6162850                      $638.61                  03/01/1998             180
  600129269     CHAO SU CHEN               6181669                    $1,011.18                  03/01/1998             180
  600129270     SHERYL B EINSMAN           6185740                      $561.89        12        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129255     MARK MCFEE                  .00       .00       .00       .000        .250          .300       $79,999.00    N
  600129256     ELI CHEN                    .00       .00       .00       .000        .250          .300      $565,000.00    N
  600129257     WILLIE LEE SMOOT            .00       .00       .00       .000        .250          .300      $140,000.00    N
  600129258     WILLIE LEE SMOOT            .00       .00       .00       .000        .250          .300      $135,000.00    N
  600129260     MIRIAM SELIN REITER         .00       .00       .00       .000        .250          .300      $281,000.00    N
  600129261     LARRY TUCKER                .00       .00       .00       .000        .250          .300       $36,000.00    N
  600129262     DARRYL F CECIL              .00       .00       .00       .000        .250          .300       $39,900.00    N
  600129263     WILLIAM K TAYLOR JR         .00       .00       .00       .000        .250          .300      $272,000.00    N
  600129265     THOMAS W CHAMBERS           .00       .00       .00       .000        .250          .300       $80,000.00    N
  600129266     RONALD JOSEP PAXTON         .00       .00       .00       .000        .250          .300      $112,000.00    N
  600129267     TEJINDER S GREWAL           .00       .00       .00       .000        .250          .300      $182,000.00    N
  600129268     RICHARD PERRY               .00       .00       .00       .000        .250          .300       $98,000.00    N
  600129269     CHAO SU CHEN                .00       .00       .00       .000        .250          .300      $250,900.00    N
  600129270     SHERYL B EINSMAN            .00       .00       .00       .000        .250          .300       $72,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129271     ROBERT E NELSON            2604 LOOP ROAD             BURNSVILLE         MN     55306      $128,732.33
  600129272     H KEITH HUNT               10738-B PARK VILLAGE PLAC  DALLAS             TX     75320       $39,370.36
  600129273     ALBERT L PIERCE            15845 & 15849 EL ESTADO D  DALLAS             TX     75248      $109,026.93
  600129275     LLOYD BRUCE HINTON         118 CAMILLA LANE           GARLAND            TX     75040       $71,784.93
  600129276     RAYMOND C PASTL            926 SW 34TH COURT          BOYNTON            FL     33435       $36,887.03
  600129277     KATHLEEN M PEARAGE         433 THORNHURST ROAD        GOULDSBORO         PA     18424       $39,879.20
  600129278     WAYNE T FAVERIO            900 SUGAR PINE DRIVE       BEAR               DE     19701      $129,091.44
  600129279     MING Q WANG                311 PEBBLE VALLEY PLACE    DOVER              DE     19904      $170,489.20
  600129280     CLEMENCE E CROUCH          330 COTTONWOOD DR          LANGHORNE          PA     19047      $180,422.72
  600129281     ROLANDO E LOPEZ            4616 STORMY HILLS DRIVE    LAS VEGAS          NV     89130      $110,102.00
  600129284     SONIA ROSEN                1521 WINDHAVEN CIRCLE      LAS VEGAS          NV     89102      $139,458.62
  600129285     PHILIP K RHYU              33659 7TH COURT SOUTHWEST  FEDERAL WAY        WA     98023      $225,712.52
  600129286     RICHARD L KAAS             3530 200TH PLACE SW        LYNNWOOD           WA     98036       $56,973.58
  600129288     GLENN W PEW                13254 SW FIELDING ROAD     LAKE OSWEGO        OR     97034      $201,881.69


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129271     ROBERT E NELSON              7.750      .250    7.500     .0500     7.450     01/01/2013
  600129272     H KEITH HUNT                 8.000      .250    7.750     .0500     7.700     01/01/2013
  600129273     ALBERT L PIERCE              7.750      .250    7.500     .0500     7.450     02/01/2013
  600129275     LLOYD BRUCE HINTON           7.625      .250    7.375     .0500     7.325     02/01/2013
  600129276     RAYMOND C PASTL              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129277     KATHLEEN M PEARAGE           7.500      .250    7.250     .0500     7.200     02/01/2013
  600129278     WAYNE T FAVERIO              7.000      .250    6.750     .0500     6.700     02/01/2013
  600129279     MING Q WANG                  7.625      .250    7.375     .0500     7.325     02/01/2013
  600129280     CLEMENCE E CROUCH            6.875      .250    6.625     .0500     6.575     02/01/2013
  600129281     ROLANDO E LOPEZ              7.000      .250    6.750     .0500     6.700     02/01/2013
  600129284     SONIA ROSEN                  7.000      .250    6.750     .0500     6.700     02/01/2013
  600129285     PHILIP K RHYU                7.000      .250    6.750     .0500     6.700     01/01/2013
  600129286     RICHARD L KAAS               7.250      .250    7.000     .0500     6.950     02/01/2013
  600129288     GLENN W PEW                  7.375      .250    7.125     .0500     7.075     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129271     ROBERT E NELSON            6186333                    $1,218.95                  03/01/1998             180
  600129272     H KEITH HUNT               6189771                      $378.44                  03/01/1998             180
  600129273     ALBERT L PIERCE            6189963                    $1,029.29         7        03/01/1998             180
  600129275     LLOYD BRUCE HINTON         6190846                      $672.57        18        03/01/1998             180
  600129276     RAYMOND C PASTL            6199174                      $340.37                  03/01/1998             180
  600129277     KATHLEEN M PEARAGE         6227140                      $370.80                  03/01/1998             180
  600129278     WAYNE T FAVERIO            6227967                    $1,163.98        18        03/01/1998             180
  600129279     MING Q WANG                6228109                    $1,597.36                  03/01/1998             180
  600129280     CLEMENCE E CROUCH          6228481                    $1,614.26                  03/01/1998             180
  600129281     ROLANDO E LOPEZ            6246196                      $993.21        12        03/01/1998             180
  600129284     SONIA ROSEN                6247684                    $1,257.46                  03/01/1998             180
  600129285     PHILIP K RHYU              6248413                    $2,041.69                  03/01/1998             180
  600129286     RICHARD L KAAS             6249028                      $521.70                  03/01/1998             180
  600129288     GLENN W PEW                6251235                    $1,862.84                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129271     ROBERT E NELSON             .00       .00       .00       .000        .250          .300      $175,000.00    N
  600129272     H KEITH HUNT                .00       .00       .00       .000        .250          .300       $50,000.00    N
  600129273     ALBERT L PIERCE             .00       .00       .00       .000        .250          .300      $121,500.00    N
  600129275     LLOYD BRUCE HINTON          .00       .00       .00       .000        .250          .300       $80,000.00    N
  600129276     RAYMOND C PASTL             .00       .00       .00       .000        .250          .300      $233,000.00    N
  600129277     KATHLEEN M PEARAGE          .00       .00       .00       .000        .250          .300       $60,000.00    N
  600129278     WAYNE T FAVERIO             .00       .00       .00       .000        .250          .300      $156,000.00    N
  600129279     MING Q WANG                 .00       .00       .00       .000        .250          .300      $228,100.00    N
  600129280     CLEMENCE E CROUCH           .00       .00       .00       .000        .250          .300      $333,500.00    N
  600129281     ROLANDO E LOPEZ             .00       .00       .00       .000        .250          .300      $133,000.00    N
  600129284     SONIA ROSEN                 .00       .00       .00       .000        .250          .300      $340,000.00    N
  600129285     PHILIP K RHYU               .00       .00       .00       .000        .250          .300      $325,000.00    N
  600129286     RICHARD L KAAS              .00       .00       .00       .000        .250          .300      $200,000.00    N
  600129288     GLENN W PEW                 .00       .00       .00       .000        .250          .300      $285,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129289     GLENN BRANFIELD            8510 NW 6TH AVENUE         VANCOUVER          WA     98665      $100,196.48
  600129290     DANIEL J PHILLIPS          8450 SOLLIE SMITH ROAD     TILLAMOOK          OR     97141      $169,451.90
  600129291     ENGLISH EUGENE NYE         3214 BANYAN DRIVE          HARLINGEN          TX     78550       $84,740.47
  600129292     FRANK R KELLER             8500 LYNDON LANE           AUSTIN             TX     78729      $138,330.96
  600129294     ROBERT A SKJONSBERG        GREEN GATE ROAD #81        PALMVIEW           TX     78572       $61,210.46
  600129297     FREDRICK BUCH              984 G KIELY BLVD           SANTA CLARA        CA     95051       $98,298.94
  600129300     CLARENCE L PARSONS         40532 RIVER ROAD           DADE CITY          FL     33525       $52,311.72
  600129301     CHRISTINE A LOWE           3 DANFORTH DRIVE           NORTHBOROUGH       MA     01532      $131,579.00
  600129303     HOWARD NGUYEN              3065 NUMANA ROAD           HONOLULU           HI     96819      $164,485.07
  600129305     MASATO OGAWA               2040 SUTTER STREET #201    SAN FRANCISCO      CA     94115      $181,425.80
  600129307     GAYNE R THORNE             3123 SUNNYDALE DRIVE       NAPA               CA     94558      $153,508.83
  600129308     BHIKHU S PATEL             963 SUMMIT AVENUE          JERSEY CITY        NJ     07307       $59,810.70
  600129309     IOANNIS VLACHOS            247 OVERPECK AVENUE        RIDGEFIELD PARK    NJ     07660       $87,952.07
  600129310     KIM CHANG                  147 HICKORY ROAD           FRANKLIN TOWNSH    NJ     08873       $99,697.99


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129289     GLENN BRANFIELD              7.500      .250    7.250     .0500     7.200     02/01/2013
  600129290     DANIEL J PHILLIPS            6.750      .250    6.500     .0500     6.450     02/01/2013
  600129291     ENGLISH EUGENE NYE           7.375      .250    7.125     .0500     7.075     02/01/2013
  600129292     FRANK R KELLER               7.500      .250    7.250     .0500     7.200     02/01/2013
  600129294     ROBERT A SKJONSBERG          7.250      .250    7.000     .0500     6.950     02/01/2013
  600129297     FREDRICK BUCH                7.375      .250    7.125     .0500     7.075     02/01/2013
  600129300     CLARENCE L PARSONS           7.125      .250    6.875     .0500     6.825     02/01/2013
  600129301     CHRISTINE A LOWE             6.875      .250    6.625     .0500     6.575     02/01/2013
  600129303     HOWARD NGUYEN                7.125      .250    6.875     .0500     6.825     02/01/2013
  600129305     MASATO OGAWA                 7.000      .250    6.750     .0500     6.700     02/01/2013
  600129307     GAYNE R THORNE               6.875      .250    6.625     .0500     6.575     02/01/2013
  600129308     BHIKHU S PATEL               7.000      .250    6.750     .0500     6.700     02/01/2013
  600129309     IOANNIS VLACHOS              7.625      .250    7.375     .0500     7.325     02/01/2013
  600129310     KIM CHANG                    7.500      .250    7.250     .0500     7.200     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129289     GLENN BRANFIELD            6251281                      $931.65                  03/01/1998             180
  600129290     DANIEL J PHILLIPS          6252382                    $1,504.35                  03/01/1998             180
  600129291     ENGLISH EUGENE NYE         6254439                      $781.93                  03/01/1998             180
  600129292     FRANK R KELLER             6256360                    $1,286.23                  03/01/1998             180
  600129294     ROBERT A SKJONSBERG        6256993                      $560.50                  03/01/1998             180
  600129297     FREDRICK BUCH              6290967                      $907.04                  03/01/1998             180
  600129300     CLARENCE L PARSONS         6296125                      $475.56                  03/01/1998             180
  600129301     CHRISTINE A LOWE           6297351                    $1,177.25                  03/01/1998             180
  600129303     HOWARD NGUYEN              6317238                    $1,494.62                  03/01/1998             180
  600129305     MASATO OGAWA               6319824                    $1,635.87                  03/01/1998             180
  600129307     GAYNE R THORNE             6320907                    $1,373.46                  03/01/1998             180
  600129308     BHIKHU S PATEL             6328927                      $539.30                  03/01/1998             180
  600129309     IOANNIS VLACHOS            6328993                      $831.38                  03/01/1998             180
  600129310     KIM CHANG                  6329019                      $927.01                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129289     GLENN BRANFIELD             .00       .00       .00       .000        .250          .300      $147,500.00    N
  600129290     DANIEL J PHILLIPS           .00       .00       .00       .000        .250          .300      $383,000.00    N
  600129291     ENGLISH EUGENE NYE          .00       .00       .00       .000        .250          .300      $235,000.00    N
  600129292     FRANK R KELLER              .00       .00       .00       .000        .250          .300      $185,000.00    N
  600129294     ROBERT A SKJONSBERG         .00       .00       .00       .000        .250          .300       $80,200.00    N
  600129297     FREDRICK BUCH               .00       .00       .00       .000        .250          .300      $131,500.00    N
  600129300     CLARENCE L PARSONS          .00       .00       .00       .000        .250          .300      $220,000.00    N
  600129301     CHRISTINE A LOWE            .00       .00       .00       .000        .250          .300      $193,000.00    N
  600129303     HOWARD NGUYEN               .00       .00       .00       .000        .250          .300      $310,000.00    N
  600129305     MASATO OGAWA                .00       .00       .00       .000        .250          .300      $325,000.00    N
  600129307     GAYNE R THORNE              .00       .00       .00       .000        .250          .300      $380,000.00    N
  600129308     BHIKHU S PATEL              .00       .00       .00       .000        .250          .300      $123,000.00    N
  600129309     IOANNIS VLACHOS             .00       .00       .00       .000        .250          .300      $176,000.00    N
  600129310     KIM CHANG                   .00       .00       .00       .000        .250          .300      $220,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129311     JAGDISH J PATEL            20 SILVER HOLLOW DRIVE     NORTH BRUNSWICK    NJ     08902      $149,556.84
  600129313     LARRY S FRANCIS            507 OCCONEECHEE DRIVE      FUQUAY-VARINA      NC     27526      $121,276.79
  600129314     LYNN INGRAM                103 NORTH EAST 9TH STREET  LONG BEACH         NC     28465       $41,377.39
  600129315     GAYLE HARSHMAN             8951 WEST 163RD STREET     ORLAND PARK        IL     60462       $51,746.37
  600129316     A CLAUDE WESLEY            1804 W 107TH STREET        CHICAGO            IL     60643      $135,304.05
  600129317     DANIEL H HALFMANN          240 WEST VERNON ROAD       ROSEBUSH           MI     48878       $52,843.41
  600129318     JAMES K CLARK JR           9010 NESBIT FERRY ROAD #4  ALPHARETTA         GA     30022       $99,608.09
  600129319     SI KOL JUNG                3833 S GIBRALTAR ST        AURORA             CO     80013      $121,108.28
  600129323     SYLVESTER WILSON           620 AMANDA PLACE           WINSTON-SALEM      NC     27101       $50,849.33
  600129324     CAROL ANN WINTER           131 HILLSIDE STREET        ASHEVILLE          NC     28801       $54,835.71
  600129325     IRA ZIMMERMAN              349 OBSIDIAN STREET        LAS VEGAS          NV     89128       $98,208.44
  600129326     ANABEL CAMPBELL            7811 OAKPOINT LANE         LAS VEGAS          NV     89128       $23,927.52
  600129327     NIMROD R MCDADE            230 COUNTY ROAD 597        HANCEVILLE         AL     35077       $97,690.82
  600129328     JERRY LYNN THOMAS          12185 WEST WISCONSIN DRIV  LAKEWOOD           CO     80228      $127,114.94


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129311     JAGDISH J PATEL              7.750      .250    7.500     .0500     7.450     02/01/2013
  600129313     LARRY S FRANCIS              7.750      .250    7.500     .0500     7.450     01/01/2013
  600129314     LYNN INGRAM                  7.750      .250    7.500     .0500     7.450     02/01/2013
  600129315     GAYLE HARSHMAN               7.750      .250    7.500     .0500     7.450     02/01/2013
  600129316     A CLAUDE WESLEY              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129317     DANIEL H HALFMANN            7.750      .250    7.500     .0500     7.450     02/01/2013
  600129318     JAMES K CLARK JR             7.875      .250    7.625     .0500     7.575     02/01/2013
  600129319     SI KOL JUNG                  6.750      .250    6.500     .0500     6.450     02/01/2013
  600129323     SYLVESTER WILSON             7.750      .250    7.500     .0500     7.450     02/01/2013
  600129324     CAROL ANN WINTER             7.625      .250    7.375     .0500     7.325     02/01/2013
  600129325     IRA ZIMMERMAN                7.375      .250    7.125     .0500     7.075     02/01/2013
  600129326     ANABEL CAMPBELL              7.500      .250    7.250     .0500     7.200     02/01/2013
  600129327     NIMROD R MCDADE              7.000      .250    6.750     .0500     6.700     02/01/2013
  600129328     JERRY LYNN THOMAS            7.500      .250    7.250     .0500     7.200     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129311     JAGDISH J PATEL            6330787                    $1,411.91                  03/01/1998             180
  600129313     LARRY S FRANCIS            6335019                    $1,148.36                  03/01/1998             180
  600129314     LYNN INGRAM                6335892                      $390.63                  03/01/1998             180
  600129315     GAYLE HARSHMAN             6346275                      $489.46                  03/01/1998             180
  600129316     A CLAUDE WESLEY            6347500                    $1,267.19                  03/01/1998             180
  600129317     DANIEL H HALFMANN          6370098                      $498.88                  03/01/1998             180
  600129318     JAMES K CLARK JR           6376386                      $947.50                  03/01/1998             180
  600129319     SI KOL JUNG                6377458                    $1,075.16                  03/01/1998             180
  600129323     SYLVESTER WILSON           6400078                      $480.05         7        03/01/1998             180
  600129324     CAROL ANN WINTER           6401658                      $513.77                  03/01/1998             180
  600129325     IRA ZIMMERMAN              6419790                      $910.72                  03/01/1998             180
  600129326     ANABEL CAMPBELL            6420934                      $222.48                  03/01/1998             180
  600129327     NIMROD R MCDADE            6432805                      $880.85                  03/01/1998             180
  600129328     JERRY LYNN THOMAS          6433521                    $1,181.94        12        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129311     JAGDISH J PATEL             .00       .00       .00       .000        .250          .300      $282,000.00    N
  600129313     LARRY S FRANCIS             .00       .00       .00       .000        .250          .300      $152,500.00    N
  600129314     LYNN INGRAM                 .00       .00       .00       .000        .250          .300       $83,200.00    N
  600129315     GAYLE HARSHMAN              .00       .00       .00       .000        .250          .300      $139,000.00    N
  600129316     A CLAUDE WESLEY             .00       .00       .00       .000        .250          .300      $185,000.00    N
  600129317     DANIEL H HALFMANN           .00       .00       .00       .000        .250          .300       $89,000.00    N
  600129318     JAMES K CLARK JR            .00       .00       .00       .000        .250          .300      $125,500.00    N
  600129319     SI KOL JUNG                 .00       .00       .00       .000        .250          .300      $162,000.00    N
  600129323     SYLVESTER WILSON            .00       .00       .00       .000        .250          .300       $60,000.00    N
  600129324     CAROL ANN WINTER            .00       .00       .00       .000        .250          .300       $80,500.00    N
  600129325     IRA ZIMMERMAN               .00       .00       .00       .000        .250          .300      $154,000.00    N
  600129326     ANABEL CAMPBELL             .00       .00       .00       .000        .250          .300      $100,000.00    N
  600129327     NIMROD R MCDADE             .00       .00       .00       .000        .250          .300      $140,000.00    N
  600129328     JERRY LYNN THOMAS           .00       .00       .00       .000        .250          .300      $150,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129329     ROBERT J JENSEN            8878 EAST HENDRICKS COUNT  PLAINFIELD         IN     46168      $157,512.26
  600129330     JEFFERY E HOHREITER        6703 EVANSTON STREET       INDIANAPOLIS       IN     46220       $32,204.57
  600129331     PHILIP H BALCOM            965 ELM DRIVE              EAGLE RIVER        WI     54521      $133,853.37
  600129335     JOHN W GILL JR             10309 GREENWOOD DRIVE      SPOTSYLVANIA       VA     22553      $177,450.52
  600129336     TERRY DIANE CLINGAN        8204 OLD LINE DR           FREDERICK          MD     21701       $57,817.01
  600129338     DAVID W FULKERSON          389 EXPEDITION DRIVE       EVANSTON           WY     82930       $82,742.65
  600129339     LOUISE B VAUGHAN           3501 CHESTNUT HILL COURT   JACKSONVILLE       FL     32223       $42,150.11
  600129340     CYNTHIA D FLECK            10759 YUKON STREET         BROOMFIELD         CO     80021      $199,382.60
  600129343     DAVID BRYANT               1680 NORTH HIGHWAY 101 #2  ENCINITAS          CA     92024      $130,790.55
  600129344     CHARLES A LYFORD IV        10230 NE 110TH STREET      KIRKLAND           WA     98033       $78,498.83
  600129346     MARY A OLIVER              3202 NW DIVISION STREET    GRESHAM            OR     97030       $72,779.53
  600129349     MANXIA LIN                 3170 HONEYSUCKLE ROAD      LARGO              FL     33770       $65,802.85
  600129350     J THOMAS STACY             9684 122ND WAY NORTH       SEMINOLE           FL     34642      $114,663.97
  600129351     GARY D MEYER               5803 TOLMAN COURT          TAMPA              FL     33647      $179,462.32


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129329     ROBERT J JENSEN              7.250      .250    7.000     .0500     6.950     02/01/2013
  600129330     JEFFERY E HOHREITER          7.750      .250    7.500     .0500     7.450     02/01/2013
  600129331     PHILIP H BALCOM              7.750      .250    7.500     .0500     7.450     02/01/2013
  600129335     JOHN W GILL JR               7.250      .250    7.000     .0500     6.950     02/01/2013
  600129336     TERRY DIANE CLINGAN          7.000      .250    6.750     .0500     6.700     02/01/2013
  600129338     DAVID W FULKERSON            7.500      .250    7.250     .0500     7.200     02/01/2013
  600129339     LOUISE B VAUGHAN             7.750      .250    7.500     .0500     7.450     02/01/2013
  600129340     CYNTHIA D FLECK              7.250      .250    7.000     .0500     6.950     02/01/2013
  600129343     DAVID BRYANT                 7.125      .250    6.875     .0500     6.825     02/01/2013
  600129344     CHARLES A LYFORD IV          6.875      .250    6.625     .0500     6.575     02/01/2013
  600129346     MARY A OLIVER                7.500      .250    7.250     .0500     7.200     02/01/2013
  600129349     MANXIA LIN                   7.625      .250    7.375     .0500     7.325     02/01/2013
  600129350     J THOMAS STACY               7.875      .250    7.625     .0500     7.575     02/01/2013
  600129351     GARY D MEYER                 7.625      .250    7.375     .0500     7.325     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129329     ROBERT J JENSEN            6441972                    $1,442.32                  03/01/1998             180
  600129330     JEFFERY E HOHREITER        6443232                      $304.03                  03/01/1998             180
  600129331     PHILIP H BALCOM            6462796                    $1,263.66                  03/01/1998             180
  600129335     JOHN W GILL JR             6481059                    $1,624.90        14        03/01/1998             180
  600129336     TERRY DIANE CLINGAN        6483388                      $521.32                  03/01/1998             180
  600129338     DAVID W FULKERSON          6504034                      $787.96                  03/01/1998             180
  600129339     LOUISE B VAUGHAN           6525705                      $397.92                  03/01/1998             180
  600129340     CYNTHIA D FLECK            6553860                    $1,825.73                  03/01/1998             180
  600129343     DAVID BRYANT               6558291                    $1,188.45                  03/01/1998             180
  600129344     CHARLES A LYFORD IV        6576619                      $702.34                  03/01/1998             180
  600129346     MARY A OLIVER              6580351                      $676.72                  03/01/1998             180
  600129349     MANXIA LIN                 6585024                      $616.53                  03/01/1998             180
  600129350     J THOMAS STACY             6585109                    $1,090.72                  03/01/1998             180
  600129351     GARY D MEYER               6586422                    $1,681.43                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129329     ROBERT J JENSEN             .00       .00       .00       .000        .250          .300      $222,000.00    N
  600129330     JEFFERY E HOHREITER         .00       .00       .00       .000        .250          .300       $92,000.00    N
  600129331     PHILIP H BALCOM             .00       .00       .00       .000        .250          .300      $180,000.00    N
  600129335     JOHN W GILL JR              .00       .00       .00       .000        .250          .300      $203,000.00    N
  600129336     TERRY DIANE CLINGAN         .00       .00       .00       .000        .250          .300      $212,000.00    N
  600129338     DAVID W FULKERSON           .00       .00       .00       .000        .250          .300      $165,000.00    N
  600129339     LOUISE B VAUGHAN            .00       .00       .00       .000        .250          .300       $95,000.00    N
  600129340     CYNTHIA D FLECK             .00       .00       .00       .000        .250          .300      $257,000.00    N
  600129343     DAVID BRYANT                .00       .00       .00       .000        .250          .300      $165,000.00    N
  600129344     CHARLES A LYFORD IV         .00       .00       .00       .000        .250          .300      $175,000.00    N
  600129346     MARY A OLIVER               .00       .00       .00       .000        .250          .300      $139,000.00    N
  600129349     MANXIA LIN                  .00       .00       .00       .000        .250          .300      $136,000.00    N
  600129350     J THOMAS STACY              .00       .00       .00       .000        .250          .300      $165,000.00    N
  600129351     GARY D MEYER                .00       .00       .00       .000        .250          .300      $240,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129352     ROSEANNE ASPRINIO          5313 LAUREL POINTE DRIVE   VALRICO            FL     33594      $135,684.43
  600129353     LUCY STELLA CINTRON        15821 GLENARN DRIVE        TAMPA              FL     33618       $87,731.30
  600129354     BRIAN J MCGRATH            7506 WOODRIDGE PLACE       HOUSTON            TX     77055      $198,877.40
  600129355     YOUNG KIL KANG             18566 COUNTY ROAD 1286     FLINT              TX     75762      $100,947.55
  600129356     HUNG THAI                  3407 SHADOW BAYOU COURT    HOUSTON            TX     77082      $174,447.88
  600129357     GLENN DALE SMITH           400 SYLVANIA DRIVE         PITTSBURGH         PA     15229      $102,685.50
  600129358     PASQUALE SCIARRA           8281 AKRON-CANFIELD ROAD   CANFIELD           OH     44406       $94,021.40
  600129359     JOHN P FRANKLIN            HC 62 BOX 467 SMITH HILL   HONESDALE          PA     18431      $119,247.33
  600129360     LONNIE K SIMCOE            11462 SOUTH HIDDEN VALLEY  SANDY              UT     84092      $112,455.58
  600129361     EARL JENKINS               2250 SCRANTON ROAD         NORWALK            OH     44857       $36,884.53
  600129362     JOSEPH J CECCHINI          2281 PICCARDO CIRCLE       STOCKTON           CA     95207      $124,614.13
  600129365     RONALD L SEUBERT           3904 N 46TH AVE            ROBBINSDALE        MN     55422       $94,962.33
  600129366     HARRY M MURRAY JR          8610 BIG BEND BLVD         WEBSTER GROVES     MO     63119       $44,861.09
  600129367     KAP JIN MYUNG              1603 SOUTH 24TH STREET     EL CENTRO          CA     92243      $159,500.67


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129352     ROSEANNE ASPRINIO            7.375      .250    7.125     .0500     7.075     02/01/2013
  600129353     LUCY STELLA CINTRON          7.375      .250    7.125     .0500     7.075     02/01/2013
  600129354     BRIAN J MCGRATH              7.125      .250    6.875     .0500     6.825     02/01/2013
  600129355     YOUNG KIL KANG               7.625      .250    7.375     .0500     7.325     02/01/2013
  600129356     HUNG THAI                    7.000      .250    6.750     .0500     6.700     02/01/2013
  600129357     GLENN DALE SMITH             7.375      .250    7.125     .0500     7.075     02/01/2013
  600129358     PASQUALE SCIARRA             7.750      .250    7.500     .0500     7.450     02/01/2013
  600129359     JOHN P FRANKLIN              8.000      .250    7.750     .0500     7.700     02/01/2013
  600129360     LONNIE K SIMCOE              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129361     EARL JENKINS                 7.125      .250    6.875     .0500     6.825     02/01/2013
  600129362     JOSEPH J CECCHINI            7.250      .250    7.000     .0500     6.950     02/01/2013
  600129365     RONALD L SEUBERT             7.500      .250    7.250     .0500     7.200     02/01/2013
  600129366     HARRY M MURRAY JR            7.250      .250    7.000     .0500     6.950     02/01/2013
  600129367     KAP JIN MYUNG                7.125      .250    6.875     .0500     6.825     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129352     ROSEANNE ASPRINIO          6586612                    $1,252.02                  03/01/1998             180
  600129353     LUCY STELLA CINTRON        6587067                      $809.53                  03/01/1998             180
  600129354     BRIAN J MCGRATH            6596202                    $1,807.13                  03/01/1998             180
  600129355     YOUNG KIL KANG             6596490                      $945.81                  03/01/1998             180
  600129356     HUNG THAI                  6597247                    $1,572.95                  03/01/1998             180
  600129357     GLENN DALE SMITH           6601986                      $947.52                  03/01/1998             180
  600129358     PASQUALE SCIARRA           6602071                      $887.62                  03/01/1998             180
  600129359     JOHN P FRANKLIN            6605203                    $1,142.96                  03/01/1998             180
  600129360     LONNIE K SIMCOE            6612396                    $1,037.67                  03/01/1998             180
  600129361     EARL JENKINS               6622936                      $335.16                  03/01/1998             180
  600129362     JOSEPH J CECCHINI          6627216                    $1,141.08                  03/01/1998             180
  600129365     RONALD L SEUBERT           6697369                      $882.98                  03/01/1998             180
  600129366     HARRY M MURRAY JR          6724212                      $410.79                  03/01/1998             180
  600129367     KAP JIN MYUNG              6766249                    $1,449.33                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129352     ROSEANNE ASPRINIO           .00       .00       .00       .000        .250          .300      $234,000.00    N
  600129353     LUCY STELLA CINTRON         .00       .00       .00       .000        .250          .300      $150,000.00    N
  600129354     BRIAN J MCGRATH             .00       .00       .00       .000        .250          .300      $250,000.00    N
  600129355     YOUNG KIL KANG              .00       .00       .00       .000        .250          .300      $138,000.00    N
  600129356     HUNG THAI                   .00       .00       .00       .000        .250          .300      $230,000.00    N
  600129357     GLENN DALE SMITH            .00       .00       .00       .000        .250          .300      $140,000.00    N
  600129358     PASQUALE SCIARRA            .00       .00       .00       .000        .250          .300      $165,500.00    N
  600129359     JOHN P FRANKLIN             .00       .00       .00       .000        .250          .300      $238,000.00    N
  600129360     LONNIE K SIMCOE             .00       .00       .00       .000        .250          .300      $210,000.00    N
  600129361     EARL JENKINS                .00       .00       .00       .000        .250          .300       $67,000.00    N
  600129362     JOSEPH J CECCHINI           .00       .00       .00       .000        .250          .300      $257,500.00    N
  600129365     RONALD L SEUBERT            .00       .00       .00       .000        .250          .300      $129,000.00    N
  600129366     HARRY M MURRAY JR           .00       .00       .00       .000        .250          .300       $82,000.00    N
  600129367     KAP JIN MYUNG               .00       .00       .00       .000        .250          .300      $200,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129368     HAGOOD MORRISON            824 CREEKSIDE DRIVE        MT PLEASANT        SC     29464      $199,369.01
  600129369     FRANCIS J CYR              380 MEADOWRUE LANE         BATAVIA            IL     60510       $53,833.30
  600129370     LESLIE J ROSTOSKY          198 ELLWOOD AVENUE         SATELLITE BEACH    FL     32937      $119,625.50
  600129371     FREDERICK A PEONI          5133 SUNNYDALE CIRCLE      SARASOTA           FL     34233      $164,473.75
  600129372     GAIL CARDAROPOLI           1041 CRINELLA DRIVE        PETALUMA           CA     94954      $134,564.75
  600129373     MARGARET ADAM              76 MARYLAND AVENUE         BERKELEY           CA     94707      $129,598.70
  600129374     RONALD B ARENSON           2227 CLAIRMONT ROAD        ATLANTA            GA     30329      $151,550.93
  600129375     JUAN DE LA TORRE           9731 CAMFIELD WAY          FRISCO             TX     75034       $32,800.64
  600129377     CARMELO PALAZZOLO          406-408 MARTELO AVENUE     PASADENA           CA     91107       $71,777.74
  600129378     EDMOND A ADAIMY            212 SOUTH GRAMERCY PLACE   LOS ANGELES        CA     91740      $149,542.00
  600129379     MAJ-BRITT S PETERSON       942 EMERSON STREET         THOUSAND OAKS      CA     91362      $211,316.49
  600129380     LEWIS PETERS JR            1648 SW 28 AVENUE          FORT LAUDERDALE    FL     33312       $56,835.28
  600129384     MARIA SEIGHMAN             13 SCAMMELL DRIVE          LOWER MAKEFIELD    PA     19067       $90,000.00
  600129385     BENJA L GOOD               3516 SEVENTH STREET SOUTH  CANTON             OH     44710       $65,304.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129368     HAGOOD MORRISON              7.000      .250    6.750     .0500     6.700     02/01/2013
  600129369     FRANCIS J CYR                7.250      .250    7.000     .0500     6.950     02/01/2013
  600129370     LESLIE J ROSTOSKY            7.125      .250    6.875     .0500     6.825     02/01/2013
  600129371     FREDERICK A PEONI            6.875      .250    6.625     .0500     6.575     02/01/2013
  600129372     GAIL CARDAROPOLI             6.750      .250    6.500     .0500     6.450     02/01/2013
  600129373     MARGARET ADAM                7.250      .250    7.000     .0500     6.950     02/01/2013
  600129374     RONALD B ARENSON             7.750      .250    7.500     .0500     7.450     02/01/2013
  600129375     JUAN DE LA TORRE             7.500      .250    7.250     .0500     7.200     02/01/2013
  600129377     CARMELO PALAZZOLO            7.250      .250    7.000     .0500     6.950     02/01/2013
  600129378     EDMOND A ADAIMY              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129379     MAJ-BRITT S PETERSON         6.750      .250    6.500     .0500     6.450     02/01/2013
  600129380     LEWIS PETERS JR              8.000      .250    7.750     .0500     7.700     02/01/2013
  600129384     MARIA SEIGHMAN               7.375      .250    7.125     .0500     7.075     03/01/2013
  600129385     BENJA L GOOD                 7.625      .250    7.375     .0500     7.325     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129368     HAGOOD MORRISON            6773608                    $1,797.66                  03/01/1998             180
  600129369     FRANCIS J CYR              6781203                      $492.95                  03/01/1998             180
  600129370     LESLIE J ROSTOSKY          6800218                    $1,087.00                  03/01/1998             180
  600129371     FREDERICK A PEONI          6803305                    $1,471.56                  03/01/1998             180
  600129372     GAIL CARDAROPOLI           6816469                    $1,194.63                  03/01/1998             180
  600129373     MARGARET ADAM              6817512                    $1,186.72                  03/01/1998             180
  600129374     RONALD B ARENSON           6818782                    $1,430.74                  03/01/1998             180
  600129375     JUAN DE LA TORRE           6826137                      $304.99                  03/01/1998             180
  600129377     CARMELO PALAZZOLO          6903675                      $657.26                  03/01/1998             180
  600129378     EDMOND A ADAIMY            6905632                    $1,379.88                  03/01/1998             180
  600129379     MAJ-BRITT S PETERSON       6906018                    $1,876.01                  03/01/1998             180
  600129380     LEWIS PETERS JR            6915433                      $544.72                  03/01/1998             180
  600129384     MARIA SEIGHMAN             6922602                      $827.93                  03/01/1998             180
  600129385     BENJA L GOOD               6960844                      $611.86                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129368     HAGOOD MORRISON             .00       .00       .00       .000        .250          .300      $255,000.00    N
  600129369     FRANCIS J CYR               .00       .00       .00       .000        .250          .300      $185,000.00    N
  600129370     LESLIE J ROSTOSKY           .00       .00       .00       .000        .250          .300      $165,000.00    N
  600129371     FREDERICK A PEONI           .00       .00       .00       .000        .250          .300      $220,000.00    N
  600129372     GAIL CARDAROPOLI            .00       .00       .00       .000        .250          .300      $180,000.00    N
  600129373     MARGARET ADAM               .00       .00       .00       .000        .250          .300      $400,000.00    N
  600129374     RONALD B ARENSON            .00       .00       .00       .000        .250          .300      $210,000.00    N
  600129375     JUAN DE LA TORRE            .00       .00       .00       .000        .250          .300       $89,000.00    N
  600129377     CARMELO PALAZZOLO           .00       .00       .00       .000        .250          .300      $175,000.00    N
  600129378     EDMOND A ADAIMY             .00       .00       .00       .000        .250          .300      $280,000.00    N
  600129379     MAJ-BRITT S PETERSON        .00       .00       .00       .000        .250          .300      $360,000.00    N
  600129380     LEWIS PETERS JR             .00       .00       .00       .000        .250          .300      $145,000.00    N
  600129384     MARIA SEIGHMAN              .00       .00       .00       .000        .250          .300      $168,000.00    N
  600129385     BENJA L GOOD                .00       .00       .00       .000        .250          .300       $83,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129388     CRAIG MICHAE HARLAN        6310 NORTH DOLORES AVENUE  FRESNO             CA     93711       $69,788.59
  600129389     JAE Y KIM                  3400 CHIPPENHAM CIRCLE     BIRMINGHAM         AL     35242      $192,884.78
  600129390     DALE LINDBER BOUDREAUX     509 CLEARVIEW PARKWAY      METAIRIE           LA     70001       $49,742.56
  600129391     WILBERT CHAR PITRE         3033 TORONTO DR            BATON ROUGE        LA     70819       $45,359.55
  600129392     HENRIETTA E CARLTON        13814 SENCA PARK DRIVE     HOUSTON            TX     77077      $141,905.75
  600129393     HARRY J CUMMINGS           742 MALONE DRIVE           ORLANDO            FL     32810       $68,589.92
  600129394     LEON T BERRY               7300 17TH WAY NORTH        ST PETERSBURG      FL     33702       $46,644.36
  600129395     ROBERT S DICK JR           3905 ELMWOOD DRIVE         HOLIDAY            FL     34691       $32,701.43
  600129398     MICHAEL B FITZGIBBON       11 HILLARD WAY             WASHINGTON TOWN    NJ     08080      $112,322.76
  600129399     KEITH S RAYBON             3224 TIMMONS #152          HOUSTON            TX     77027       $23,724.91
  600129400     JAMES PILEWSKI             1200 EASTON AVENUE         FRANKLIN TOWNSH    NJ     08873       $79,755.73
  600129401     THOMAS CAPORASO            119 ORCHARD STREET         SUMMIT             NJ     07901      $137,329.40
  600129402     GEORGE J SPELLMAN          541 N NEWTOWN STREET ROAD  NEWTOWN SQUARE     PA     19073      $124,605.63
  600129403     EDWARD J CLARK             2453 WRENS DRIVE           STOW               OH     44224       $29,907.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129388     CRAIG MICHAE HARLAN          7.500      .250    7.250     .0500     7.200     02/01/2013
  600129389     JAE Y KIM                    7.000      .250    6.750     .0500     6.700     02/01/2013
  600129390     DALE LINDBER BOUDREAUX       7.000      .250    6.750     .0500     6.700     02/01/2013
  600129391     WILBERT CHAR PITRE           7.250      .250    7.000     .0500     6.950     02/01/2013
  600129392     HENRIETTA E CARLTON          7.125      .250    6.875     .0500     6.825     02/01/2013
  600129393     HARRY J CUMMINGS             7.375      .250    7.125     .0500     7.075     02/01/2013
  600129394     LEON T BERRY                 8.250      .250    8.000     .0500     7.950     02/01/2013
  600129395     ROBERT S DICK JR             7.625      .250    7.375     .0500     7.325     02/01/2013
  600129398     MICHAEL B FITZGIBBON         7.625      .250    7.375     .0500     7.325     01/01/2013
  600129399     KEITH S RAYBON               7.000      .250    6.750     .0500     6.700     02/01/2013
  600129400     JAMES PILEWSKI               7.375      .250    7.125     .0500     7.075     02/01/2013
  600129401     THOMAS CAPORASO              7.375      .250    7.125     .0500     7.075     02/01/2013
  600129402     GEORGE J SPELLMAN            7.000      .250    6.750     .0500     6.700     02/01/2013
  600129403     EDWARD J CLARK               7.250      .250    7.000     .0500     6.950     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129388     CRAIG MICHAE HARLAN        7025886                      $648.91                  03/01/1998             180
  600129389     JAE Y KIM                  7069213                    $1,752.72                  03/01/1998             180
  600129390     DALE LINDBER BOUDREAUX     7072833                      $448.52                  03/01/1998             180
  600129391     WILBERT CHAR PITRE         7073446                      $415.35                  03/01/1998             180
  600129392     HENRIETTA E CARLTON        7235476                    $1,289.45                  03/01/1998             180
  600129393     HARRY J CUMMINGS           7323319                      $632.91                  03/01/1998             180
  600129394     LEON T BERRY               7326220                      $455.97                  03/01/1998             180
  600129395     ROBERT S DICK JR           7326859                      $308.26                  03/01/1998             180
  600129398     MICHAEL B FITZGIBBON       8902269                    $1,055.57                  03/01/1998             180
  600129399     KEITH S RAYBON             9625527                      $213.92                  03/01/1998             180
  600129400     JAMES PILEWSKI             9740983                      $735.94                  03/01/1998             180
  600129401     THOMAS CAPORASO            9741629                    $1,267.19                  03/01/1998             180
  600129402     GEORGE J SPELLMAN          9786268                    $1,123.54                  03/01/1998             180
  600129403     EDWARD J CLARK             9851084                      $273.86                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129388     CRAIG MICHAE HARLAN         .00       .00       .00       .000        .250          .300      $154,000.00    N
  600129389     JAE Y KIM                   .00       .00       .00       .000        .250          .300      $310,000.00    N
  600129390     DALE LINDBER BOUDREAUX      .00       .00       .00       .000        .250          .300       $79,000.00    N
  600129391     WILBERT CHAR PITRE          .00       .00       .00       .000        .250          .300       $65,000.00    N
  600129392     HENRIETTA E CARLTON         .00       .00       .00       .000        .250          .300      $238,000.00    N
  600129393     HARRY J CUMMINGS            .00       .00       .00       .000        .250          .300       $90,000.00    N
  600129394     LEON T BERRY                .00       .00       .00       .000        .250          .300       $68,000.00    N
  600129395     ROBERT S DICK JR            .00       .00       .00       .000        .250          .300       $45,000.00    N
  600129398     MICHAEL B FITZGIBBON        .00       .00       .00       .000        .250          .300      $158,000.00    N
  600129399     KEITH S RAYBON              .00       .00       .00       .000        .250          .300       $34,000.00    N
  600129400     JAMES PILEWSKI              .00       .00       .00       .000        .250          .300      $115,000.00    N
  600129401     THOMAS CAPORASO             .00       .00       .00       .000        .250          .300      $190,000.00    N
  600129402     GEORGE J SPELLMAN           .00       .00       .00       .000        .250          .300      $200,000.00    N
  600129403     EDWARD J CLARK              .00       .00       .00       .000        .250          .300       $84,500.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129404     SHIAO CHREN YANG           2251 HITCHCOCK DRIVE       ALHAMBRA           CA     91803       $74,545.55
  600129406     SCOTT T HUNTINGTON         410 SOUTH 35TH STREET      TACOMA             WA     98408       $34,096.71
  600129762     OSBORNE                    2285 BELFAST               FLORISSANT         MO     63031       $78,431.43
  600129764     MOHAN                      4905 MALPASO               LANSING            MI     48917      $225,609.48
  600129766     JOSEPH                     3610 SE 10TH AVE           CAPE CORAL         FL     33904       $59,041.80
  600129767     HOLLKAMP                   1011-13 BARRET AVENUE      LOUISVILLE         KY     40204      $108,423.97
  600129770     ROZZI                      164 BEECH ST               BELMONT            MA     02178      $143,706.51
  600129773     VAN DER                     112 E PECAN STREET        HURST              TX     76053      $118,836.03
  600129774     YOUSEF-A                    2439 BALMORAL W           CHICAGO            IL     60625       $64,130.07
  600129775     SADAH                       5100 MARINE DRIVE         CHICAGO            IL     60640       $84,955.07
  600129776     CASSIDY                     4328 TRINDEL WAY          COLUMBUS           OH     43231       $48,946.86
  600129779     CHESNEY                     11934 316TH AVE           WILMOT             WI     53192       $84,720.48
  600129781     PAVLOTSK                    100 ROSEMARY WAY          NEEDHAM            MA     02194      $116,336.36
  600129782     MOORE                       4495 DORSETT SHOALS RUN   DOUGLASVILLE       GA     30135       $76,808.64


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129404     SHIAO CHREN YANG             7.500      .250    7.250     .0500     7.200     01/01/2013
  600129406     SCOTT T HUNTINGTON           7.500      .250    7.250     .0500     7.200     02/01/2013
  600129762     OSBORNE                      8.750      .250    8.500     .0500     8.450     07/01/2012
  600129764     MOHAN                        7.375      .250    7.125     .0500     7.075     01/01/2013
  600129766     JOSEPH                       8.250      .250    8.000     .0500     7.950     10/01/2012
  600129767     HOLLKAMP                     8.250      .250    8.000     .0500     7.950     10/01/2012
  600129770     ROZZI                        7.750      .250    7.500     .0500     7.450     12/01/2012
  600129773     VAN DER                      7.375      .250    7.125     .0500     7.075     02/01/2013
  600129774     YOUSEF-A                     8.125      .250    7.875     .0500     7.825     01/01/2013
  600129775     SADAH                        8.125      .250    7.875     .0500     7.825     01/01/2013
  600129776     CASSIDY                      8.500      .250    8.250     .0500     8.200     11/01/2012
  600129779     CHESNEY                      7.500      .250    7.250     .0500     7.200     12/01/2012
  600129781     PAVLOTSK                     8.250      .250    8.000     .0500     7.950     01/01/2013
  600129782     MOORE                        7.750      .250    7.500     .0500     7.450     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129404     SHIAO CHREN YANG           9925417                      $695.26                  03/01/1998             180
  600129406     SCOTT T HUNTINGTON         9955592                      $317.04                  03/01/1998             180
  600129762     OSBORNE                    0932952                      $808.56        12        03/01/1998             180
  600129764     MOHAN                      0944720                    $2,088.23                  03/01/1998             180
  600129766     JOSEPH                     0949908                      $581.11                  03/01/1998             180
  600129767     HOLLKAMP                   0950053                    $1,067.15                  03/01/1998             180
  600129770     ROZZI                      0951803                    $1,364.85                  03/01/1998             180
  600129773     VAN DER                    0953913                    $1,096.55                  03/01/1998             180
  600129774     YOUSEF-A                   0954587                      $621.06                  03/01/1998             180
  600129775     SADAH                      0954608                      $823.26                  03/01/1998             180
  600129776     CASSIDY                    0955559                      $487.45                  03/01/1998             180
  600129779     CHESNEY                    0956353                      $792.60                  03/01/1998             180
  600129781     PAVLOTSK                   0957670                    $1,135.06                  03/01/1998             180
  600129782     MOORE                      0957679                      $729.49                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129404     SHIAO CHREN YANG            .00       .00       .00       .000        .250          .300      $213,000.00    N
  600129406     SCOTT T HUNTINGTON          .00       .00       .00       .000        .250          .300       $55,000.00    N
  600129762     OSBORNE                     .00       .00       .00       .000        .250          .300       $90,000.00    N
  600129764     MOHAN                       .00       .00       .00       .000        .250          .300      $320,000.00    N
  600129766     JOSEPH                      .00       .00       .00       .000        .250          .300       $80,000.00    N
  600129767     HOLLKAMP                    .00       .00       .00       .000        .250          .300      $152,000.00    N
  600129770     ROZZI                       .00       .00       .00       .000        .250          .300      $292,000.00    N
  600129773     VAN DER                     .00       .00       .00       .000        .250          .300      $165,000.00    N
  600129774     YOUSEF-A                    .00       .00       .00       .000        .250          .300       $89,000.00    N
  600129775     SADAH                       .00       .00       .00       .000        .250          .300      $114,000.00    N
  600129776     CASSIDY                     .00       .00       .00       .000        .250          .300       $79,000.00    N
  600129779     CHESNEY                     .00       .00       .00       .000        .250          .300      $170,000.00    N
  600129781     PAVLOTSK                    .00       .00       .00       .000        .250          .300      $180,000.00    N
  600129782     MOORE                       .00       .00       .00       .000        .250          .300      $107,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129783     MUXLOW                      3293 OREGON RD            LAPEER             MI     48446      $125,236.46
  600129784     SKINNER                     488 SARDINIA ST           ST AUGUSTINE       FL     32086       $68,368.59
  600129785     OWENS                       32945 SIBLEY RD           ROMULUS            MI     48174       $83,893.50
  600129786     KREFT                       4605 SELLMAN              BELTSVILLE         MD     20705       $94,455.14
  600129787     HEFFERNA                    55 ACORN ROAD             WRENTHAM           MA     02093       $49,716.39
  600129788     JACALONE                    211 ORCHIS ROAD           STAUGUSTINE        FL     32086       $70,519.27
  600129789     BAKER                       3240 NORTH 5TH STREET     NILES              MI     49120       $75,753.22
  600129790     ROBALIN                     440 CHANNING ST           SAN ANTONIO        TX     78210       $24,851.80
  600129791     BLAKELY                     600 WELSTON               OLATHE             KS     66061       $44,744.74
  600129792     SIMMONS                     2411 WEST KNOX STREET     DURHAM             NC     27705       $62,634.67
  600129793     STRECKFU                    22B CARILLON DRIVE        ROCKY HILL         CT     06067       $38,480.49
  600129794     FLORIDA                     1517 BERRYWOOD            FLINT              MI     48507       $41,241.79
  600129795     CHIN                        41 STANLEY ROAD           NEWTON             MA     02168      $148,574.16
  600129796     GILSTRAP                    5164 WILD SMITH ROAD      GAINESVILLE        GA     30506       $76,558.20


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129783     MUXLOW                       8.000      .250    7.750     .0500     7.700     12/01/2012
  600129784     SKINNER                      8.500      .250    8.250     .0500     8.200     01/01/2013
  600129785     OWENS                        7.750      .250    7.500     .0500     7.450     01/01/2013
  600129786     KREFT                        8.125      .250    7.875     .0500     7.825     01/01/2013
  600129787     HEFFERNA                     8.250      .250    8.000     .0500     7.950     01/01/2013
  600129788     JACALONE                     8.750      .250    8.500     .0500     8.450     12/01/2012
  600129789     BAKER                        7.875      .250    7.625     .0500     7.575     01/01/2013
  600129790     ROBALIN                      7.750      .250    7.500     .0500     7.450     01/01/2013
  600129791     BLAKELY                      8.250      .250    8.000     .0500     7.950     01/01/2013
  600129792     SIMMONS                      8.000      .250    7.750     .0500     7.700     01/01/2013
  600129793     STRECKFU                     8.250      .250    8.000     .0500     7.950     01/01/2013
  600129794     FLORIDA                      8.125      .250    7.875     .0500     7.825     02/01/2013
  600129795     CHIN                         8.125      .250    7.875     .0500     7.825     02/01/2013
  600129796     GILSTRAP                     8.250      .250    8.000     .0500     7.950     01/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129783     MUXLOW                     0957762                    $1,207.94                  03/01/1998             180
  600129784     SKINNER                    0958600                      $677.01                  03/01/1998             180
  600129785     OWENS                      0959260                      $796.32                  03/01/1998             180
  600129786     KREFT                      0959272                      $914.74                  03/01/1998             180
  600129787     HEFFERNA                   0960565                      $485.07                  03/01/1998             180
  600129788     JACALONE                   0960711                      $710.61        19        03/01/1998             180
  600129789     BAKER                      0961275                      $722.72                  03/01/1998             180
  600129790     ROBALIN                    0961356                      $235.32                  03/01/1998             180
  600129791     BLAKELY                    0961956                      $436.57                  03/01/1998             180
  600129792     SIMMONS                    0962582                      $602.06        12        03/01/1998             180
  600129793     STRECKFU                   0963192                      $375.44         2        03/01/1998             180
  600129794     FLORIDA                    0963403                      $398.25                  03/01/1998             180
  600129795     CHIN                       0963636                    $1,434.69                  03/01/1998             180
  600129796     GILSTRAP                   0963992                      $747.01                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129783     MUXLOW                      .00       .00       .00       .000        .250          .300      $160,000.00    N
  600129784     SKINNER                     .00       .00       .00       .000        .250          .300      $100,000.00    N
  600129785     OWENS                       .00       .00       .00       .000        .250          .300      $190,000.00    N
  600129786     KREFT                       .00       .00       .00       .000        .250          .300      $142,000.00    N
  600129787     HEFFERNA                    .00       .00       .00       .000        .250          .300      $165,000.00    N
  600129788     JACALONE                    .00       .00       .00       .000        .250          .300       $79,000.00    N
  600129789     BAKER                       .00       .00       .00       .000        .250          .300      $120,000.00    N
  600129790     ROBALIN                     .00       .00       .00       .000        .250          .300       $58,000.00    N
  600129791     BLAKELY                     .00       .00       .00       .000        .250          .300       $65,000.00    N
  600129792     SIMMONS                     .00       .00       .00       .000        .250          .300       $84,500.00    N
  600129793     STRECKFU                    .00       .00       .00       .000        .250          .300       $43,000.00    N
  600129794     FLORIDA                     .00       .00       .00       .000        .250          .300       $58,000.00    N
  600129795     CHIN                        .00       .00       .00       .000        .250          .300      $365,000.00    N
  600129796     GILSTRAP                    .00       .00       .00       .000        .250          .300      $107,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129797     BANNOURA                    11721 ALOIS               LIVONIA            MI     48150      $111,121.88
  600129798     ATKINSON                    RT3 BOX 61246 MELON DR    LOS FRESNOS        TX     78566      $119,224.40
  600129799     SHAH                        10738 NORTH BELMONT COUR  HOUSTON            TX     77065       $89,024.14
  600129801     LIPMAN                      5738 CORDELIA STREET      CORPUS CHRISTI     TX     78412       $45,189.32
  600129804     SORRENTI                    1598 NAVIGATOR ROAD       PUNTA GORDA        FL     33983       $89,731.16
  600129805     SAXER                       111 LAWRENCE AVE          SWANTON            OH     43558       $44,736.16
  600129806     BOKOS                       11215 SAGERIVER DRIVE     HOUSTON            TX     77089       $51,705.05
  600129807     KONCUL                      1603 FOX HALL RD          SAVANNAH           GA     31406      $134,199.73
  600129808     TONDRE                      122 HIGHVIEW DRIVE        SAN ANTONIO        TX     78228       $71,549.27
  600129809     DOUGLAS                     1712 ST JOSEPH ST         TAMPA              FL     33607       $54,688.03
  600129810     FLETCHER                    8180 MANITOBA STREET      LOS ANGELES        CA     90293      $153,165.22
  600129812     MARTIN                      10685 E ESCALANTE RD      TUCSON             AZ     85730      $198,303.85
  600129813     ORR                         824 STAR DUST DR          LAKESIDE           AZ     85929       $69,991.75
  600129814     MACIAS                      91 WEST MCFARLANE DRIVE   VENTURA            CA     93001       $79,331.89


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129797     BANNOURA                     7.500      .250    7.250     .0500     7.200     01/01/2013
  600129798     ATKINSON                     7.625      .250    7.375     .0500     7.325     01/01/2013
  600129799     SHAH                         7.375      .250    7.125     .0500     7.075     01/01/2013
  600129801     LIPMAN                       8.125      .250    7.875     .0500     7.825     01/01/2013
  600129804     SORRENTI                     7.625      .250    7.375     .0500     7.325     02/01/2013
  600129805     SAXER                        7.875      .250    7.625     .0500     7.575     01/01/2013
  600129806     BOKOS                        8.250      .250    8.000     .0500     7.950     01/01/2013
  600129807     KONCUL                       7.750      .250    7.500     .0500     7.450     01/01/2013
  600129808     TONDRE                       7.125      .250    6.875     .0500     6.825     01/01/2013
  600129809     DOUGLAS                      8.250      .250    8.000     .0500     7.950     01/01/2013
  600129810     FLETCHER                     8.000      .250    7.750     .0500     7.700     11/01/2012
  600129812     MARTIN                       7.750      .250    7.500     .0500     7.450     01/01/2013
  600129813     ORR                          8.000      .250    7.750     .0500     7.700     01/01/2013
  600129814     MACIAS                       8.500      .250    8.250     .0500     8.200     12/01/2012


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129797     BANNOURA                   0964428                    $1,038.25                  03/01/1998             180
  600129798     ATKINSON                   0964527                    $1,120.96                  03/01/1998             180
  600129799     SHAH                       0964653                      $919.92                  03/01/1998             180
  600129801     LIPMAN                     0964772                      $437.63        12        03/01/1998             180
  600129804     SORRENTI                   0965951                      $840.72                  03/01/1998             180
  600129805     SAXER                      0966417                      $426.80                  03/01/1998             180
  600129806     BOKOS                      0966716                      $504.47                  03/01/1998             180
  600129807     KONCUL                     0967440                    $1,270.72                  03/01/1998             180
  600129808     TONDRE                     0967558                      $652.20                  03/01/1998             180
  600129809     DOUGLAS                    0967700                      $533.58                  03/01/1998             180
  600129810     FLETCHER                   6217393                    $1,490.82                  03/01/1998             180
  600129812     MARTIN                     6221234                    $1,877.85                  03/01/1998             180
  600129813     ORR                        6221560                      $672.78                  03/01/1998             180
  600129814     MACIAS                     6222873                      $787.80                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129797     BANNOURA                    .00       .00       .00       .000        .250          .300      $200,000.00    N
  600129798     ATKINSON                    .00       .00       .00       .000        .250          .300      $220,000.00    N
  600129799     SHAH                        .00       .00       .00       .000        .250          .300      $164,000.00    N
  600129801     LIPMAN                      .00       .00       .00       .000        .250          .300       $59,000.00    N
  600129804     SORRENTI                    .00       .00       .00       .000        .250          .300      $125,000.00    N
  600129805     SAXER                       .00       .00       .00       .000        .250          .300       $67,000.00    N
  600129806     BOKOS                       .00       .00       .00       .000        .250          .300       $70,000.00    N
  600129807     KONCUL                      .00       .00       .00       .000        .250          .300      $185,000.00    N
  600129808     TONDRE                      .00       .00       .00       .000        .250          .300       $92,000.00    N
  600129809     DOUGLAS                     .00       .00       .00       .000        .250          .300       $79,000.00    N
  600129810     FLETCHER                    .00       .00       .00       .000        .250          .300      $200,000.00    N
  600129812     MARTIN                      .00       .00       .00       .000        .250          .300      $285,000.00    N
  600129813     ORR                         .00       .00       .00       .000        .250          .300       $91,300.00    N
  600129814     MACIAS                      .00       .00       .00       .000        .250          .300      $115,000.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129818     PANG                        120 VALLEY VIEW DR        JOHN DAY           OR     97845       $52,884.63
  600129819     SUNG                        21165 NORTH 74TH PLACE    SCOTTSDALE         AZ     85255      $195,505.00
  600129821     JEON                        1151 NORTH FULLER AVENUE  WEST HOLLYWOOD     CA     90046      $104,109.10
  600129822     HOUSLEY                     11432 NORTH 2250 EAST     RICHMOND           UT     84333      $147,160.50
  600129823     EDWARDS                     904 906 WEST 400 NORTH    OREM               UT     84057       $64,627.21
  600130215     JACKSON                    600 SOUTH COLLEGE STREET   METTER             GA     30439       $73,224.70
  600130216     HANSON                     901 EAST SHERIDAN DRIVE    OLATHE             KS     66061       $52,839.93
  600130218     SNOOK                      3231 SUNSET GRAZE DRIVE    RICHFIELD          WI     53076      $141,957.45
  600130219     OGRADY                     340 ADMIRAL AVENUE         PORTAGE            MI     49002      $118,069.06
  600130221     FOX                        141 OKEMOS RD              MASON              MI     48854       $37,492.54
  600130222     HALLAK                     7235 HARTWELL              DEARBORN           MI     48126       $96,443.66
  600130223     AILABOUN                   1924 LONG LAKE ROAD        NEW BRIGHTON       MN     55112      $101,698.65
  600130225     KING                       1039 MARLEIGH CIRCLE       TOWSON             MD     21204      $115,898.91
  600130228     NELSON                     22 DEEP FOREST RD          DAWSONVILLE        GA     30534       $69,496.34


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129818     PANG                         7.750      .250    7.500     .0500     7.450     01/01/2013
  600129819     SUNG                         7.000      .250    6.750     .0500     6.700     08/01/2012
  600129821     JEON                         7.500      .250    7.250     .0500     7.200     01/01/2013
  600129822     HOUSLEY                      8.250      .250    8.000     .0500     7.950     01/01/2013
  600129823     EDWARDS                      8.125      .250    7.875     .0500     7.825     01/01/2013
  600130215     JACKSON                      7.500      .250    7.250     .0500     7.200     12/01/2012
  600130216     HANSON                       7.500      .250    7.250     .0500     7.200     02/01/2013
  600130218     SNOOK                        7.500      .250    7.250     .0500     7.200     01/01/2013
  600130219     OGRADY                       8.375      .250    8.125     .0500     8.075     02/01/2013
  600130221     FOX                          8.125      .250    7.875     .0500     7.825     02/01/2013
  600130222     HALLAK                       8.125      .250    7.875     .0500     7.825     01/01/2013
  600130223     AILABOUN                     7.750      .250    7.500     .0500     7.450     02/01/2013
  600130225     KING                         7.500      .250    7.250     .0500     7.200     02/01/2013
  600130228     NELSON                       7.875      .250    7.625     .0500     7.575     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129818     PANG                       6311334                      $500.76                  03/01/1998             180
  600129819     SUNG                       6312025                    $1,797.66                  03/01/1998             180
  600129821     JEON                       6322695                      $973.37                  03/01/1998             180
  600129822     HOUSLEY                    7277523                    $1,435.81                  03/01/1998             180
  600129823     EDWARDS                    7419618                      $625.87                  03/01/1998             180
  600130215     JACKSON                    0951850                      $685.99                  03/01/1998             180
  600130216     HANSON                     0958066                      $491.32                  03/01/1998             180
  600130218     SNOOK                      0959527                    $1,325.63                  03/01/1998             180
  600130219     OGRADY                     0961528                    $1,157.27                  03/01/1998             180
  600130221     FOX                        0961692                      $362.04                  03/01/1998             180
  600130222     HALLAK                     0961746                      $934.00                  03/01/1998             180
  600130223     AILABOUN                   0961979                      $960.10                  03/01/1998             180
  600130225     KING                       0963248                    $1,077.65                  03/01/1998             180
  600130228     NELSON                     0963942                      $661.07                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129818     PANG                        .00       .00       .00       .000        .250          .300      $118,000.00    N
  600129819     SUNG                        .00       .00       .00       .000        .250          .300      $338,000.00    N
  600129821     JEON                        .00       .00       .00       .000        .250          .300      $165,000.00    N
  600129822     HOUSLEY                     .00       .00       .00       .000        .250          .300      $255,000.00    N
  600129823     EDWARDS                     .00       .00       .00       .000        .250          .300      $122,000.00    N
  600130215     JACKSON                     .00       .00       .00       .000        .250          .300      $132,000.00    N
  600130216     HANSON                      .00       .00       .00       .000        .250          .300      $102,000.00    N
  600130218     SNOOK                       .00       .00       .00       .000        .250          .300      $196,000.00    N
  600130219     OGRADY                      .00       .00       .00       .000        .250          .300      $150,000.00    N
  600130221     FOX                         .00       .00       .00       .000        .250          .300       $47,000.00    N
  600130222     HALLAK                      .00       .00       .00       .000        .250          .300      $136,000.00    N
  600130223     AILABOUN                    .00       .00       .00       .000        .250          .300      $138,000.00    N
  600130225     KING                        .00       .00       .00       .000        .250          .300      $155,000.00    N
  600130228     NELSON                      .00       .00       .00       .000        .250          .300       $90,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130230     POTTER                     ROUTE 2 BOX 603            GREENVILLE         VA     24440       $58,594.93
  600130231     MARSH                      105 PINE STREET            DURAND             MI     48429       $42,282.80
  600130233     RAHIMIAN                   2914 DAWSON AVE            WHEATON            MD     20902       $94,214.60
  600130234     YUNIS                      52 CRESTVIEW DRIVE         MALDEN             MA     02148       $91,737.07
  600130235     PIETRZYK                   4634 NORTH KENNICOTT       CHICAGO            IL     60630      $105,301.53
  600130236     HELPINGS                   1307 E EAST 52ND STREET    SAVANNAH           GA     31404       $51,047.06
  600130239     LEPORE                     4930 14TH AVENUE SOUTH     GULFPORT           FL     33707       $42,625.09
  600130242     BARTHOLO                   127 TYRONE AVENUE NW       ALBUQUERQUE        NM     87107      $100,067.85
  600130249     NAVARRO                    2112 WESTMORA AVENUE       STOCKTON           CA     95210       $53,113.72
  600130252     GILBERT                    622 NORTH 400 WEST         CASTLE DALE        UT     84513      $104,410.97
  600130254     KANG                       6208 OAK PARK AVENUE       LAS VEGAS          NV     89118      $195,913.02
  600130468     JAMES E PERCY              RT 2 BOX 4800 182          SEAGROVE BEACH     FL     32459       $63,700.00
  600130469     RANDY P VALENCE            1413 CENTRAL AVENUE        WESTWEGO           LA     70094       $83,447.22
  600130470     LUIS FELIPE MOSQUERA       6033-35 MAGAZINE STREET    NEW ORLEANS        LA     70118       $71,780.15


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130230     POTTER                       7.625      .250    7.375     .0500     7.325     01/01/2013
  600130231     MARSH                        8.500      .250    8.250     .0500     8.200     02/01/2013
  600130233     RAHIMIAN                     7.500      .250    7.250     .0500     7.200     02/01/2013
  600130234     YUNIS                        8.125      .250    7.875     .0500     7.825     02/01/2013
  600130235     PIETRZYK                     8.250      .250    8.000     .0500     7.950     02/01/2013
  600130236     HELPINGS                     7.625      .250    7.375     .0500     7.325     02/01/2013
  600130239     LEPORE                       7.875      .250    7.625     .0500     7.575     02/01/2013
  600130242     BARTHOLO                     8.000      .250    7.750     .0500     7.700     11/01/2012
  600130249     NAVARRO                      7.125      .250    6.875     .0500     6.825     02/01/2013
  600130252     GILBERT                      8.375      .250    8.125     .0500     8.075     01/01/2013
  600130254     KANG                         7.625      .250    7.375     .0500     7.325     02/01/2013
  600130468     JAMES E PERCY                6.750      .250    6.500     .0500     6.450     03/01/2013
  600130469     RANDY P VALENCE              7.500      .250    7.250     .0500     7.200     02/01/2013
  600130470     LUIS FELIPE MOSQUERA         7.375      .250    7.125     .0500     7.075     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130230     POTTER                     0965169                      $551.14                  03/01/1998             180
  600130231     MARSH                      0965447                      $417.53                  03/01/1998             180
  600130233     RAHIMIAN                   0965734                      $876.03                  03/01/1998             180
  600130234     YUNIS                      0966082                      $885.85                  03/01/1998             180
  600130235     PIETRZYK                   0966636                    $1,024.47                  03/01/1998             180
  600130236     HELPINGS                   0967466                      $478.27        12        03/01/1998             180
  600130239     LEPORE                     0969673                      $405.46                  03/01/1998             180
  600130242     BARTHOLO                   6212876                      $967.60                  03/01/1998             180
  600130249     NAVARRO                    6284895                      $482.63                  03/01/1998             180
  600130252     GILBERT                    7188588                    $1,026.30                  03/01/1998             180
  600130254     KANG                       7474420                    $1,835.57                  03/01/1998             180
  600130468     JAMES E PERCY              2423190                      $563.69                  03/01/1998             180
  600130469     RANDY P VALENCE            2960737                      $775.91         2        03/01/1998             180
  600130470     LUIS FELIPE MOSQUERA       4936030                      $662.35                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130230     POTTER                      .00       .00       .00       .000        .250          .300       $85,500.00    N
  600130231     MARSH                       .00       .00       .00       .000        .250          .300       $62,000.00    N
  600130233     RAHIMIAN                    .00       .00       .00       .000        .250          .300      $140,000.00    N
  600130234     YUNIS                       .00       .00       .00       .000        .250          .300      $115,000.00    N
  600130235     PIETRZYK                    .00       .00       .00       .000        .250          .300      $132,000.00    N
  600130236     HELPINGS                    .00       .00       .00       .000        .250          .300       $56,900.00    N
  600130239     LEPORE                      .00       .00       .00       .000        .250          .300       $57,000.00    N
  600130242     BARTHOLO                    .00       .00       .00       .000        .250          .300      $135,000.00    N
  600130249     NAVARRO                     .00       .00       .00       .000        .250          .300       $72,000.00    N
  600130252     GILBERT                     .00       .00       .00       .000        .250          .300      $140,000.00    N
  600130254     KANG                        .00       .00       .00       .000        .250          .300      $262,000.00    N
  600130468     JAMES E PERCY               .00       .00       .00       .000        .250          .300       $91,000.00    N
  600130469     RANDY P VALENCE             .00       .00       .00       .000        .250          .300       $93,000.00    N
  600130470     LUIS FELIPE MOSQUERA        .00       .00       .00       .000        .250          .300       $92,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130471     ROBERT S BAKER             2953 BRETTON WOODS DRIVE   COLUMBUS           OH     43231       $99,464.91
  600130472     FREDDIE A GILLILAND,SR     713 LURAY TERRACE          CHESAPEAKE         VA     23320      $122,611.94
  600130473     RAMAN M PATEL              105 BARROWS LANE           DE SOTO            TX     75115       $51,447.55
  600130474     BRIAN A PONIKVAR           231 & 233 WEST LEE         TUCSON             AZ     85705       $44,066.51
  600130475     JACOB D FLORA              1251 LANCASTER AVE         REYNOLDSBURG       OH     43068       $52,876.72
  600130476     RONNY D WOOD               10646 HAZELHURST DRIVE     HOUSTON            TX     77043       $21,336.78
  600130477     RONNY D WOOD               10636 HAZELHURST DRIVE     HOUSTON            TX     77043       $21,336.78
  600130478     ROBERT RAMIREZ             1935 COLEEN AVENUE         LAS CRUCES         NM     88001       $61,178.47
  600130479     DANIEL J NAVONE            2404 E. CHEROKEE           STOCKTON           CA     95205       $55,834.56
  600130480     IVEY FAGAN                 1738 37 STREET             WEST PALM BEACH    FL     33407       $74,758.20
  600130481     JAMES B CROSSEN            9409 RUIDOSA TRAIL         DALLAS             TX     75063      $115,850.00
  600130482     DON D MOTTINGER,JR         19311 14TH AVENUE          COVINGTON          LA     70433       $39,877.86
  600130483     GARY LEE DEAVER            1400 GREY HUNTER DRIVE     NORTH LAS VEGAS    NV     89031      $135,589.26
  600130484     DENNIS W CARVER            3301 & 3301 1/2 M STREET   VANCOUVER          WA     98663       $93,476.06


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130471     ROBERT S BAKER               8.125      .250    7.875     .0500     7.825     02/01/2013
  600130472     FREDDIE A GILLILAND,SR       7.000      .250    6.750     .0500     6.700     02/01/2013
  600130473     RAMAN M PATEL                7.750      .250    7.500     .0500     7.450     02/01/2013
  600130474     BRIAN A PONIKVAR             7.500      .250    7.250     .0500     7.200     02/01/2013
  600130475     JACOB D FLORA                7.000      .250    6.750     .0500     6.700     02/01/2013
  600130476     RONNY D WOOD                 7.750      .250    7.500     .0500     7.450     02/01/2013
  600130477     RONNY D WOOD                 7.750      .250    7.500     .0500     7.450     02/01/2013
  600130478     ROBERT RAMIREZ               7.125      .250    6.875     .0500     6.825     02/01/2013
  600130479     DANIEL J NAVONE              7.750      .250    7.500     .0500     7.450     02/01/2013
  600130480     IVEY FAGAN                   6.750      .250    6.500     .0500     6.450     02/01/2013
  600130481     JAMES B CROSSEN              7.625      .250    7.375     .0500     7.325     03/01/2013
  600130482     DON D MOTTINGER,JR           7.375      .250    7.125     .0500     7.075     02/01/2013
  600130483     GARY LEE DEAVER              7.500      .250    7.250     .0500     7.200     02/01/2013
  600130484     DENNIS W CARVER              7.875      .250    7.625     .0500     7.575     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130471     ROBERT S BAKER             5325885                      $960.48        18        03/01/1998             180
  600130472     FREDDIE A GILLILAND,SR     5619699                    $1,105.56        14        03/01/1998             180
  600130473     RAMAN M PATEL              5631117                      $485.70                  03/01/1998             180
  600130474     BRIAN A PONIKVAR           5764486                      $409.74                  03/01/1998             180
  600130475     JACOB D FLORA              5826921                      $477.39                  03/01/1998             180
  600130476     RONNY D WOOD               5856270                      $201.43                  03/01/1998             180
  600130477     RONNY D WOOD               5856292                      $201.43                  03/01/1998             180
  600130478     ROBERT RAMIREZ             6007612                      $555.91         1        03/01/1998             180
  600130479     DANIEL J NAVONE            6021058                      $527.11                  03/01/1998             180
  600130480     IVEY FAGAN                 6077785                      $663.68                  03/01/1998             180
  600130481     JAMES B CROSSEN            6190134                    $1,082.19                  03/01/1998             180
  600130482     DON D MOTTINGER,JR         6244162                      $367.97                  03/01/1998             180
  600130483     GARY LEE DEAVER            6247357                    $1,260.74                  03/01/1998             180
  600130484     DENNIS W CARVER            6253572                      $889.17                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130471     ROBERT S BAKER              .00       .00       .00       .000        .250          .300      $105,000.00    N
  600130472     FREDDIE A GILLILAND,SR      .00       .00       .00       .000        .250          .300      $130,000.00    N
  600130473     RAMAN M PATEL               .00       .00       .00       .000        .250          .300       $70,450.00    N
  600130474     BRIAN A PONIKVAR            .00       .00       .00       .000        .250          .300       $68,000.00    N
  600130475     JACOB D FLORA               .00       .00       .00       .000        .250          .300       $75,500.00    N
  600130476     RONNY D WOOD                .00       .00       .00       .000        .250          .300       $28,000.00    N
  600130477     RONNY D WOOD                .00       .00       .00       .000        .250          .300       $28,000.00    N
  600130478     ROBERT RAMIREZ              .00       .00       .00       .000        .250          .300       $72,200.00    N
  600130479     DANIEL J NAVONE             .00       .00       .00       .000        .250          .300       $91,000.00    N
  600130480     IVEY FAGAN                  .00       .00       .00       .000        .250          .300      $101,000.00    N
  600130481     JAMES B CROSSEN             .00       .00       .00       .000        .250          .300      $154,500.00    N
  600130482     DON D MOTTINGER,JR          .00       .00       .00       .000        .250          .300       $50,000.00    N
  600130483     GARY LEE DEAVER             .00       .00       .00       .000        .250          .300      $170,000.00    N
  600130484     DENNIS W CARVER             .00       .00       .00       .000        .250          .300      $125,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130485     DENNIS W CARVER            209 WEST 39TH STREET       VANCOUVER          WA     98660       $91,980.45
  600130486     E ERNESTO HEREDIA          79 NOTTINGHAM AVENUE       RDWOOD CITY        CA     94063      $124,630.70
  600130487     ROSE L HEDRICK             4613 CAROL DRIVE           GREAT FALLS        MT     59405       $58,829.50
  600130488     JOHN E BAKER               2097-2099 LAKE AVENUE      ROCHESTER          NY     14615       $67,298.37
  600130489     THOMAS D FEIGHT            1000 DALLAS DRIVE          JEANNETTE          PA     15644      $110,649.80
  600130490     BOB T DAWSON               4317-19 COLERIDGE STREET   PITTSBURGH         PA     15201       $39,972.11
  600130491     THOMAS A ADAMS             3120 5TH AVENUE SOUTH      MINNEAPOLIS        MN     55408       $78,514.76
  600130492     VAN N TRAN                 2760 WATER OAK DRIVE       GRAND PRAIRIE      TX     75052      $109,600.00
  600130493     STEVEN D GUNDERSON         1409 NW 93RD STREET        VANCOUVER          WA     98665      $135,561.52
  600130494     TERRY L NICOL              110 LINDEN STREET          MARYSVILLE         OH     43040       $57,820.96
  600130495     SHIRLEY J KNAPP            3760-3762 59TH WAY NORTH   ST. PETERSBURG     FL     33710       $69,394.37
  600130496     MICHAEL P KLEINHOLZ        13099 ALCOTT PLACE         BROOMFIELD         CO     80020      $149,600.00
  600130497     DAVID W NECAISE            19237 PINEVILLE ROAD       LONG BEACH         MS     39560       $53,667.24
  600130498     JAMES FRANKLIN             6054 INGRAM DRIVE          BATON ROUGE        LA     70812       $57,621.58


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130485     DENNIS W CARVER              7.875      .250    7.625     .0500     7.575     02/01/2013
  600130486     E ERNESTO HEREDIA            7.750      .250    7.500     .0500     7.450     02/01/2013
  600130487     ROSE L HEDRICK               8.000      .250    7.750     .0500     7.700     02/01/2013
  600130488     JOHN E BAKER                 7.625      .250    7.375     .0500     7.325     02/01/2013
  600130489     THOMAS D FEIGHT              7.000      .250    6.750     .0500     6.700     02/01/2013
  600130490     BOB T DAWSON                 6.875      .250    6.625     .0500     6.575     02/01/2013
  600130491     THOMAS A ADAMS               7.625      .250    7.375     .0500     7.325     02/01/2013
  600130492     VAN N TRAN                   7.000      .250    6.750     .0500     6.700     03/01/2013
  600130493     STEVEN D GUNDERSON           6.750      .250    6.500     .0500     6.450     02/01/2013
  600130494     TERRY L NICOL                7.250      .250    7.000     .0500     6.950     02/01/2013
  600130495     SHIRLEY J KNAPP              7.750      .250    7.500     .0500     7.450     02/01/2013
  600130496     MICHAEL P KLEINHOLZ          7.750      .250    7.500     .0500     7.450     03/01/2013
  600130497     DAVID W NECAISE              7.000      .250    6.750     .0500     6.700     02/01/2008
  600130498     JAMES FRANKLIN               7.250      .250    7.000     .0500     6.950     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130485     DENNIS W CARVER            6253608                      $874.94                  03/01/1998             180
  600130486     E ERNESTO HEREDIA          6319218                    $1,176.59                  03/01/1998             180
  600130487     ROSE L HEDRICK             6322398                      $563.83                  03/01/1998             180
  600130488     JOHN E BAKER               6524337                      $630.54                  03/01/1998             180
  600130489     THOMAS D FEIGHT            6604116                      $997.70         2        03/01/1998             180
  600130490     BOB T DAWSON               6604833                      $357.63                  03/01/1998             180
  600130491     THOMAS A ADAMS             6697540                      $735.63                  03/01/1998             180
  600130492     VAN N TRAN                 6767437                      $985.12                  03/01/1998             180
  600130493     STEVEN D GUNDERSON         6906666                    $1,203.48         3        03/01/1998             180
  600130494     TERRY L NICOL              6960517                      $529.46        18        03/01/1998             180
  600130495     SHIRLEY J KNAPP            6965275                      $655.13                  03/01/1998             180
  600130496     MICHAEL P KLEINHOLZ        7065306                    $1,408.15                  03/01/1998             180
  600130497     DAVID W NECAISE            7069129                      $626.99         2        03/01/1998             120
  600130498     JAMES FRANKLIN             7072917                      $527.63         2        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130485     DENNIS W CARVER             .00       .00       .00       .000        .250          .300      $123,000.00    N
  600130486     E ERNESTO HEREDIA           .00       .00       .00       .000        .250          .300      $280,000.00    N
  600130487     ROSE L HEDRICK              .00       .00       .00       .000        .250          .300       $84,000.00    N
  600130488     JOHN E BAKER                .00       .00       .00       .000        .250          .300       $90,000.00    N
  600130489     THOMAS D FEIGHT             .00       .00       .00       .000        .250          .300      $132,500.00    N
  600130490     BOB T DAWSON                .00       .00       .00       .000        .250          .300       $53,500.00    N
  600130491     THOMAS A ADAMS              .00       .00       .00       .000        .250          .300      $105,000.00    N
  600130492     VAN N TRAN                  .00       .00       .00       .000        .250          .300      $145,000.00    N
  600130493     STEVEN D GUNDERSON          .00       .00       .00       .000        .250          .300      $160,000.00    N
  600130494     TERRY L NICOL               .00       .00       .00       .000        .250          .300       $62,000.00    N
  600130495     SHIRLEY J KNAPP             .00       .00       .00       .000        .250          .300       $88,000.00    N
  600130496     MICHAEL P KLEINHOLZ         .00       .00       .00       .000        .250          .300      $187,000.00    N
  600130497     DAVID W NECAISE             .00       .00       .00       .000        .250          .300       $60,000.00    N
  600130498     JAMES FRANKLIN              .00       .00       .00       .000        .250          .300       $68,000.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130499     DONALD F ARNOLD            4 LAW STREET               BATAVIA            NY     14620       $41,400.00
  600130500     KEVIN A RUFFIN             140 BALL STREET            IRVINGTON          NJ     07111      $139,572.53
  600131912     THANE,JOHN                 1320 PARKWAY DRIVE         ROHNERT PARK       CA     94928       $71,000.00
  600131913     HOLM,ARLIE,LYNNE           688 NORTHEAST 9TH STREET   BEND               OR     97701       $35,000.00
  600131915     DANIELL,DONLEY             14787 HIGHWAY 234          GOLD HILL          OR     97525       $70,000.00
  600131917     QUINONEZ,CRUZ,CLEOFAS      2204 LYNWOOD STREET        BAKERSFIELD        CA     93306       $49,700.00
  600131919     BROUKHIM,FARIBORZ          2202 FLORIDA STREET        HUNTINGTON BEAC    CA     92648      $180,000.00
  600131921     TRAN,LARRY,REBECCA         6582 GINGER LANE, A,B,C A  WESTMINSTER        CA     92683      $208,600.00
  600131923     CHEN,DORA                  11812 SOUTHWEST MORNING H  TIGARD             OR     97223       $95,000.00
  600131924     SANDERSFELD,SCOTT,SUSAN    511 MONTEZUMA STREET       ONTARIO            CA     91762      $100,000.00
  600131925     BLACKER,GARY,KARMA         268 EAST 3100 NORTH        NORTH OGDEN        UT     84414       $73,000.00
  600131926     CLARK,GLEN,SARAH           1033, 1035 & 1037 STEVENS  MEDFORD            OR     97504      $116,400.00
  600131927     WARD,MARK C                816 SOUTH KING STREET      SEASIDE            OR     97138       $62,500.00
  600131928     JENSEN,DARLENE,ALAN        9191 SOUTH NICHOLE DRIVE   SANDY              UT     84093       $92,314.15


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130499     DONALD F ARNOLD              7.375      .250    7.125     .0500     7.075     03/01/2013
  600130500     KEVIN A RUFFIN               7.375      .250    7.125     .0500     7.075     02/01/2013
  600131912     THANE,JOHN                   6.875      .750    6.125     .0400     6.085     03/01/2013
  600131913     HOLM,ARLIE,LYNNE             6.875      .750    6.125     .0400     6.085     03/01/2013
  600131915     DANIELL,DONLEY               7.000      .750    6.250     .0400     6.210     03/01/2013
  600131917     QUINONEZ,CRUZ,CLEOFAS        7.000      .750    6.250     .0400     6.210     03/01/2013
  600131919     BROUKHIM,FARIBORZ            7.000      .750    6.250     .0400     6.210     03/01/2013
  600131921     TRAN,LARRY,REBECCA           7.125      .750    6.375     .0400     6.335     03/01/2013
  600131923     CHEN,DORA                    7.125      .750    6.375     .0400     6.335     03/01/2013
  600131924     SANDERSFELD,SCOTT,SUSAN      7.125      .750    6.375     .0400     6.335     03/01/2013
  600131925     BLACKER,GARY,KARMA           7.250      .750    6.500     .0400     6.460     03/01/2013
  600131926     CLARK,GLEN,SARAH             7.250      .750    6.500     .0400     6.460     03/01/2013
  600131927     WARD,MARK C                  7.250      .750    6.500     .0400     6.460     03/01/2013
  600131928     JENSEN,DARLENE,ALAN          7.250      .750    6.500     .0400     6.460     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130499     DONALD F ARNOLD            9762862                      $380.85         2        03/01/1998             180
  600130500     KEVIN A RUFFIN             9981375                    $1,287.89                  03/01/1998             180
  600131912     THANE,JOHN                 550879                       $633.22                  03/01/1998             180
  600131913     HOLM,ARLIE,LYNNE           565488                       $312.15                  03/01/1998             180
  600131915     DANIELL,DONLEY             522848                       $629.18                  03/01/1998             180
  600131917     QUINONEZ,CRUZ,CLEOFAS      562469                       $446.72                  03/01/1998             180
  600131919     BROUKHIM,FARIBORZ          569465                     $1,617.89                  03/01/1998             180
  600131921     TRAN,LARRY,REBECCA         560829                     $1,889.56                  03/01/1998             180
  600131923     CHEN,DORA                  565428                       $860.54                  03/01/1998             180
  600131924     SANDERSFELD,SCOTT,SUSAN    570617                       $905.83                  03/01/1998             180
  600131925     BLACKER,GARY,KARMA         519478                       $666.39                  03/01/1998             180
  600131926     CLARK,GLEN,SARAH           522883                     $1,062.57                  03/01/1998             180
  600131927     WARD,MARK C                544640                       $570.54                  03/01/1998             180
  600131928     JENSEN,DARLENE,ALAN        553580                       $845.31                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130499     DONALD F ARNOLD             .00       .00       .00       .000        .250          .300       $46,000.00    N
  600130500     KEVIN A RUFFIN              .00       .00       .00       .000        .250          .300      $175,000.00    N
  600131912     THANE,JOHN                                                                                    $105,000.00    N
  600131913     HOLM,ARLIE,LYNNE                                                                               $75,000.00    N
  600131915     DANIELL,DONLEY                                                                                $105,000.00    N
  600131917     QUINONEZ,CRUZ,CLEOFAS                                                                          $71,000.00    N
  600131919     BROUKHIM,FARIBORZ                                                                             $300,000.00    N
  600131921     TRAN,LARRY,REBECCA                                                                            $298,000.00    N
  600131923     CHEN,DORA                                                                                     $146,000.00    N
  600131924     SANDERSFELD,SCOTT,SUSAN                                                                       $130,000.00    N
  600131925     BLACKER,GARY,KARMA                                                                            $120,000.00    N
  600131926     CLARK,GLEN,SARAH                                                                              $194,000.00    N
  600131927     WARD,MARK C                                                                                    $92,000.00    N
  600131928     JENSEN,DARLENE,ALAN                                                                           $169,700.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131929     GIBSON,ROBERT,MARGARET     8410 CHANCELLOR DRIVE      COLORADO SPRING    CO     80920      $133,000.00
  600131941     GOOLD,BRENT, BECKY         2220 EAST MURRAY HOLLADAY  SALT LAKE CITY     UT     84107       $60,000.00
  600131943     MERCER,KENNETH             1826 PARK STREET           LIVERMORE          CA     94550       $75,000.00
  600131945     JACOBS,BUSHMAN,ANDREW,MAR  14150 SUNSET AVENUE        GUERNEVILLE        CA     95446      $110,500.00
  600131949     THORSEN/ATTERBU,SUZANNE/D  1573 EVE DRIVE             CONCORD            CA     94521      $147,750.00
  600131953     REABOLD,MATTHEW,SHARON     441 SOUTH SIERRA AVENUE    SOLANA BEACH       CA     92075      $190,000.00
  600131959     DEL BIAGGIO,DEANNA         700 WEST FIRST STREET      PHOENIX            OR     97535       $62,000.00
  600131960     OV/LY,TECK, HOLLY          1990 OLIVE AVENUE/808 20T  LONG BEACH         CA     90806       $98,780.59
  600131964     MCKENZIE,TERI,GEORGE       1524 WEST LEMON AVENUE     LOMPOC             CA     93436       $78,000.00
  600131972     JOHNSON,STANLEY,PEGGY      350 DELBERT DRIVE          IDAHO FALLS        ID     83401      $100,000.00
  600131982     LAPES,CHAD,CHRISTA         25765 AVENIDA PEDREGAL     SAN JUAN CAPIST    CA     92675      $116,250.00
  600131983     CHOI,RONALD,HEKYUNG        4133 STONE MOUNTAIN DRIVE  CHINO HILLS        CA     91709      $122,800.00
  600131988     BODE,WILLIAM,MABEL         4161 TAKILMA ROAD          CAVE JUNCTION      OR     97523      $164,000.00
  600131992     KNECHT,SCOTT,HEATHER       198-200 EAST JULIE ANNA D  SANDY              UT     84070      $115,200.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131929     GIBSON,ROBERT,MARGARET       7.250      .750    6.500     .0400     6.460     03/01/2013
  600131941     GOOLD,BRENT, BECKY           7.375      .750    6.625     .0400     6.585     03/01/2013
  600131943     MERCER,KENNETH               7.375      .750    6.625     .0400     6.585     03/01/2013
  600131945     JACOBS,BUSHMAN,ANDREW,MAR    7.375      .750    6.625     .0400     6.585     03/01/2013
  600131949     THORSEN/ATTERBU,SUZANNE/D    7.375      .750    6.625     .0400     6.585     03/01/2013
  600131953     REABOLD,MATTHEW,SHARON       7.375      .750    6.625     .0400     6.585     03/01/2013
  600131959     DEL BIAGGIO,DEANNA           7.500      .750    6.750     .0400     6.710     03/01/2013
  600131960     OV/LY,TECK, HOLLY            7.500      .750    6.750     .0400     6.710     11/01/2012
  600131964     MCKENZIE,TERI,GEORGE         7.500      .750    6.750     .0400     6.710     03/01/2013
  600131972     JOHNSON,STANLEY,PEGGY        7.500      .750    6.750     .0400     6.710     03/01/2013
  600131982     LAPES,CHAD,CHRISTA           7.500      .750    6.750     .0400     6.710     03/01/2013
  600131983     CHOI,RONALD,HEKYUNG          7.500      .750    6.750     .0400     6.710     03/01/2013
  600131988     BODE,WILLIAM,MABEL           7.625      .750    6.875     .0400     6.835     03/01/2013
  600131992     KNECHT,SCOTT,HEATHER         7.625      .750    6.875     .0400     6.835     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131929     GIBSON,ROBERT,MARGARET     553686                     $1,214.11                  03/01/1998             180
  600131941     GOOLD,BRENT, BECKY         553832                       $551.95                  03/01/1998             180
  600131943     MERCER,KENNETH             563832                       $689.94                  03/01/1998             180
  600131945     JACOBS,BUSHMAN,ANDREW,MAR  564197                     $1,016.52                  03/01/1998             180
  600131949     THORSEN/ATTERBU,SUZANNE/D  568653                     $1,020.47                  03/01/1998             180
  600131953     REABOLD,MATTHEW,SHARON     570886                     $1,312.28                  03/01/1998             180
  600131959     DEL BIAGGIO,DEANNA         522881                       $574.75                  03/01/1998             180
  600131960     OV/LY,TECK, HOLLY          538521                       $927.01                  03/01/1998             180
  600131964     MCKENZIE,TERI,GEORGE       562446                       $723.07                  03/01/1998             180
  600131972     JOHNSON,STANLEY,PEGGY      568554                       $699.21                  03/01/1998             180
  600131982     LAPES,CHAD,CHRISTA         575455                       $812.84                  03/01/1998             180
  600131983     CHOI,RONALD,HEKYUNG        575464                     $1,138.37                  03/01/1998             180
  600131988     BODE,WILLIAM,MABEL         522819                     $1,160.78                  03/01/1998             180
  600131992     KNECHT,SCOTT,HEATHER       553260                       $815.38                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131929     GIBSON,ROBERT,MARGARET                                                                        $192,000.00    N
  600131941     GOOLD,BRENT, BECKY                                                                             $94,000.00    N
  600131943     MERCER,KENNETH                                                                                $207,000.00    N
  600131945     JACOBS,BUSHMAN,ANDREW,MAR                                                                     $170,000.00    N
  600131949     THORSEN/ATTERBU,SUZANNE/D                                                                     $197,000.00    N
  600131953     REABOLD,MATTHEW,SHARON                                                                        $250,000.00    N
  600131959     DEL BIAGGIO,DEANNA                                                                            $105,000.00    N
  600131960     OV/LY,TECK, HOLLY                                                                             $155,000.00    N
  600131964     MCKENZIE,TERI,GEORGE                                                                          $120,000.00    N
  600131972     JOHNSON,STANLEY,PEGGY                                                                         $125,000.00    N
  600131982     LAPES,CHAD,CHRISTA                                                                            $155,000.00    N
  600131983     CHOI,RONALD,HEKYUNG                                                                           $175,440.00    N
  600131988     BODE,WILLIAM,MABEL                                                                            $205,000.00    N
  600131992     KNECHT,SCOTT,HEATHER                                                                          $144,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131994     HOWARD,CYNTHIA             355 LODGEWOOD LANE         LAFAYETTE          CO     80026      $155,000.00
  600131995     CARTER,BROCK, HOLLY        2787 WEST 5200 SOUTH       ROY                UT     84067      $116,000.00
  600131996     MORTON,HENRY,KAREN         42331 NORTH 3RD STREET     PHOENIX            AZ     85027       $50,000.00
  600132004     STROM,JANE                 2340 NOTRE DAME BOULEVARD  CHICO              CA     95928       $19,000.00
  600132015     NICKLOS,NICHOLAS D.        23530 NORTHEAST HOLLADAY   WOOD VILLAGE       OR     97060      $204,000.00
  600132030     PETERSON,MARK,STACY        18509 BALDWIN ROAD         BOTHELL            WA     98012      $163,000.00
  600132032     DRAMOV,ROBERT,BIRENNA      8009 NORTHEAST 142ND PLAC  KIRKLAND           WA     98034      $124,400.00
  600132033     AVERILL,RICHARD            15836 123RD AVENUE SOUTHE  YELM               WA     98597      $110,400.00
  600132035     FRIDMAN,ALEX,IRINA         39993 FREMONT BOULEVARD #  FREMONT            CA     94538      $117,000.00
  600132043     GARDNER,JOHN               559 EAST 6TH AVENUE        DURANGO            CO     81301       $80,000.00
  600132044     TEEGARDEN-BOGGS,JANE       33488 NORTH 55TH STREET    CAVE CREEK         AZ     85331      $203,000.00
  600132059     NAVARRO,MANUEL, CINDY      4318 264TH AVENUE NORTHEA  REDMOND            WA     98053      $181,871.55
  600132071     ROSE,MARIE                 6210 WESTWOOD DRIVE        ROCKLIN            CA     95677       $50,000.00
  600132078     O'DONNELL,KATHRINE         443 MONROE STREET          EUGENE             OR     97402       $96,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131994     HOWARD,CYNTHIA               7.625      .750    6.875     .0400     6.835     03/01/2013
  600131995     CARTER,BROCK, HOLLY          7.625      .750    6.875     .0400     6.835     03/01/2013
  600131996     MORTON,HENRY,KAREN           7.625      .750    6.875     .0400     6.835     03/01/2013
  600132004     STROM,JANE                   7.625      .750    6.875     .0400     6.835     03/01/2013
  600132015     NICKLOS,NICHOLAS D.          7.625      .750    6.875     .0400     6.835     03/01/2013
  600132030     PETERSON,MARK,STACY          7.625      .750    6.875     .0400     6.835     03/01/2013
  600132032     DRAMOV,ROBERT,BIRENNA        7.625      .750    6.875     .0400     6.835     03/01/2013
  600132033     AVERILL,RICHARD              7.625      .750    6.875     .0400     6.835     03/01/2013
  600132035     FRIDMAN,ALEX,IRINA           7.625      .750    6.875     .0400     6.835     03/01/2013
  600132043     GARDNER,JOHN                 7.750      .750    7.000     .0400     6.960     03/01/2013
  600132044     TEEGARDEN-BOGGS,JANE         7.750      .750    7.000     .0400     6.960     03/01/2013
  600132059     NAVARRO,MANUEL, CINDY        7.750      .750    7.000     .0400     6.960     02/01/2013
  600132071     ROSE,MARIE                   7.750      .750    7.000     .0400     6.960     03/01/2013
  600132078     O'DONNELL,KATHRINE           7.750      .750    7.000     .0400     6.960     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131994     HOWARD,CYNTHIA             553816                     $1,097.08                  03/01/1998             180
  600131995     CARTER,BROCK, HOLLY        553831                       $821.04                  03/01/1998             180
  600131996     MORTON,HENRY,KAREN         554482                       $353.90                  03/01/1998             180
  600132004     STROM,JANE                 562533                       $177.48                  03/01/1998             180
  600132015     NICKLOS,NICHOLAS D.        565479                     $1,443.90                  03/01/1998             180
  600132030     PETERSON,MARK,STACY        572458                     $1,153.70                  03/01/1998             180
  600132032     DRAMOV,ROBERT,BIRENNA      572743                       $880.50                  03/01/1998             180
  600132033     AVERILL,RICHARD            573278                     $1,031.28                  03/01/1998             180
  600132035     FRIDMAN,ALEX,IRINA         573736                       $828.12                  03/01/1998             180
  600132043     GARDNER,JOHN               530822                       $573.13                  03/01/1998             180
  600132044     TEEGARDEN-BOGGS,JANE       537752                     $1,454.32                  03/01/1998             180
  600132059     NAVARRO,MANUEL, CINDY      561384                     $1,303.87                  03/01/1998             180
  600132071     ROSE,MARIE                 563531                       $470.64                  03/01/1998             180
  600132078     O'DONNELL,KATHRINE         565211                       $687.76                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131994     HOWARD,CYNTHIA                                                                                $198,500.00    N
  600131995     CARTER,BROCK, HOLLY                                                                           $147,000.00    N
  600131996     MORTON,HENRY,KAREN                                                                            $159,000.00    N
  600132004     STROM,JANE                                                                                     $44,000.00    N
  600132015     NICKLOS,NICHOLAS D.                                                                           $255,000.00    N
  600132030     PETERSON,MARK,STACY                                                                           $305,000.00    N
  600132032     DRAMOV,ROBERT,BIRENNA                                                                         $155,500.00    N
  600132033     AVERILL,RICHARD                                                                               $140,000.00    N
  600132035     FRIDMAN,ALEX,IRINA                                                                            $156,000.00    N
  600132043     GARDNER,JOHN                                                                                  $165,000.00    N
  600132044     TEEGARDEN-BOGGS,JANE                                                                          $275,000.00    N
  600132059     NAVARRO,MANUEL, CINDY                                                                         $246,000.00    N
  600132071     ROSE,MARIE                                                                                    $114,500.00    N
  600132078     O'DONNELL,KATHRINE                                                                            $120,000.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132081     HULICK,KIRK S.             980 EAST BRYAN AVENUE      SALT LAKE CITY     UT     84105      $108,500.00
  600132088     WEIMER,ROD/LAURAINE        1967 EAST ROSS LANE        LITTLETON          CO     80126      $154,390.95
  600132096     ROMAN,DEBRA                4118 VIA CANDIDIZ          SAN DIEGO          CA     92130      $145,500.00
  600132106     MOONEY,DIANNE M.           242 AUDREY LANE            NEWPORT            WA     99156       $79,650.00
  600132107     LUNDVALL,CHRIS M.          413 AVENUE F               SNOHOMISH          WA     98290      $106,000.00
  600132119     WATSON,BRUCE,SUSAN         10282 SOUTH 2840 WEST      SOUTH JORDAN       UT     84095      $191,200.00
  600132123     JENNINGS,ROBERT,STACEY     513 SOUTH JEANINE STREET   ANAHEIM            CA     92806      $140,000.00
  600132124     MOORE,CHARESSE             3950 HIGHWAY 200 EAST      SANDPOINT          ID     83864      $202,000.00
  600132125     REICHERT,GERHARD,FRANCES   3305 LEONARD ROAD          GRANTS PASS        OR     97527      $128,700.00
  600132137     DAHL,KIPP,MICHELLE         482 NORTH 5000 WEST        WEST POINT         UT     84015      $127,000.00
  600132139     BURNHAM,ROBERT,ANN         1326 EAST 1ST PLACE        MESA               AZ     85203      $110,400.00
  600132142     MCCREERY,STEVEN,JOYCE      29143 NORTH 68TH WAY       SCOTTSDALE         AZ     85331      $163,000.00
  600132144     VILLALPANDO,GUSTAVO,MARTH  704-704 1/2 SOUTH MACDONA  MESA               AZ     85202       $72,400.00
  600132148     FILICE,JAMES/CHERYL        875 SOUTHWOOD BOULEVARD #  INCLINE VILLAGE    NV     89451      $168,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132081     HULICK,KIRK S.               7.750      .750    7.000     .0400     6.960     03/01/2013
  600132088     WEIMER,ROD/LAURAINE          7.750      .750    7.000     .0400     6.960     02/01/2013
  600132096     ROMAN,DEBRA                  7.750      .750    7.000     .0400     6.960     03/01/2013
  600132106     MOONEY,DIANNE M.             7.750      .750    7.000     .0400     6.960     03/01/2013
  600132107     LUNDVALL,CHRIS M.            7.750      .750    7.000     .0400     6.960     03/01/2013
  600132119     WATSON,BRUCE,SUSAN           7.750      .750    7.000     .0400     6.960     03/01/2013
  600132123     JENNINGS,ROBERT,STACEY       7.875      .750    7.125     .0400     7.085     03/01/2013
  600132124     MOORE,CHARESSE               7.875      .750    7.125     .0400     7.085     03/01/2013
  600132125     REICHERT,GERHARD,FRANCES     7.875      .750    7.125     .0400     7.085     03/01/2013
  600132137     DAHL,KIPP,MICHELLE           7.875      .750    7.125     .0400     7.085     03/01/2013
  600132139     BURNHAM,ROBERT,ANN           7.875      .750    7.125     .0400     7.085     03/01/2013
  600132142     MCCREERY,STEVEN,JOYCE        7.875      .750    7.125     .0400     7.085     03/01/2013
  600132144     VILLALPANDO,GUSTAVO,MARTH    7.875      .750    7.125     .0400     7.085     03/01/2013
  600132148     FILICE,JAMES/CHERYL          7.875      .750    7.125     .0400     7.085     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132081     HULICK,KIRK S.             565332                       $777.31                  03/01/1998             180
  600132088     WEIMER,ROD/LAURAINE        568058                     $1,106.86                  03/01/1998             180
  600132096     ROMAN,DEBRA                570872                     $1,042.38                  03/01/1998             180
  600132106     MOONEY,DIANNE M.           572566                       $570.62                  03/01/1998             180
  600132107     LUNDVALL,CHRIS M.          572577                       $759.40                  03/01/1998             180
  600132119     WATSON,BRUCE,SUSAN         577529                     $1,369.78                  03/01/1998             180
  600132123     JENNINGS,ROBERT,STACEY     519665                     $1,015.10                  03/01/1998             180
  600132124     MOORE,CHARESSE             519682                     $1,464.64                  03/01/1998             180
  600132125     REICHERT,GERHARD,FRANCES   522652                       $933.16         2        03/01/1998             180
  600132137     DAHL,KIPP,MICHELLE         553874                       $920.84                  03/01/1998             180
  600132139     BURNHAM,ROBERT,ANN         554436                       $800.48                  03/01/1998             180
  600132142     MCCREERY,STEVEN,JOYCE      554541                     $1,181.86                  03/01/1998             180
  600132144     VILLALPANDO,GUSTAVO,MARTH  554544                       $524.95                  03/01/1998             180
  600132148     FILICE,JAMES/CHERYL        559783                     $1,218.12                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132081     HULICK,KIRK S.                                                                                $150,000.00    N
  600132088     WEIMER,ROD/LAURAINE                                                                           $215,000.00    N
  600132096     ROMAN,DEBRA                                                                                   $181,900.00    N
  600132106     MOONEY,DIANNE M.                                                                              $135,000.00    N
  600132107     LUNDVALL,CHRIS M.                                                                             $145,000.00    N
  600132119     WATSON,BRUCE,SUSAN                                                                            $239,000.00    N
  600132123     JENNINGS,ROBERT,STACEY                                                                        $177,900.00    N
  600132124     MOORE,CHARESSE                                                                                $285,000.00    N
  600132125     REICHERT,GERHARD,FRANCES                                                                      $143,000.00    N
  600132137     DAHL,KIPP,MICHELLE                                                                            $165,000.00    N
  600132139     BURNHAM,ROBERT,ANN                                                                            $139,000.00    N
  600132142     MCCREERY,STEVEN,JOYCE                                                                         $350,000.00    N
  600132144     VILLALPANDO,GUSTAVO,MARTH                                                                      $90,500.00    N
  600132148     FILICE,JAMES/CHERYL                                                                           $210,000.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132155     HERING/BELMONT,JOHN/TERES  7330 SAINT JOHN WAY        ORANGEVALE         CA     95662       $66,400.00
  600132159     LOAYZA,EDMUNDO             684 ALBION DRIVE           SAN JOSE           CA     95136      $191,250.00
  600132168     TRUONG,HIEP N              7111 SE TERRACE TRAILS DR  PORTLAND           OR     97266      $176,000.00
  600132173     KAPLAN,STEVEN              31 KENNETH STREET          PLAINVIEW          NY     11803       $92,800.00
  600132180     FOSS,RENEE NOREEN          7764 SOUTH GAYLORD WAY     LITTLETON          CO     80122      $109,424.64
  600132183     LESLIE,LISA                1175 MERCED AVENUE         SANTA ROSA         CA     95407      $183,873.37
  600132201     BAROS,JOSEPH,JULIANA       166 SIESTA AVENUE          THOUSAND OAKS      CA     91360      $201,200.00
  600132211     LEE,FRANKLIN,TOMOMI        10685 EGLANTINE COURT      SAN DIEGO          CA     92131      $176,000.00
  600132214     HWANGPO,JEONG HO,HYEONM    12011 NORTHEAST 100TH STR  KIRKLAND           WA     98033      $195,150.00
  600132226     JUSSEN,RONALD,CRISTINA     4159 MOUNTCASTLE WAY       SAN JOSE           CA     95136      $216,850.66
  600132237     ROZEK/THOMAS,ARTHUR/MELAN  1315 EAST 6TH STREET       NEWBERG            OR     97132       $91,000.00
  600132238     WILKINSON,CLAYTON,BARBARA  749 EAST 300 NORTH         MORGAN             UT     84050       $97,000.00
  600132239     CRAIK,TEELA                471 SOUTH KALISPELL WAY    AURORA             CO     80017       $57,600.00
  600132240     MURRAY,WARREN,MARY         100 GOLD CREEK ROAD        SANDPOINT          ID     83864      $220,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132155     HERING/BELMONT,JOHN/TERES    7.875      .750    7.125     .0400     7.085     03/01/2013
  600132159     LOAYZA,EDMUNDO               7.875      .750    7.125     .0400     7.085     03/01/2013
  600132168     TRUONG,HIEP N                7.875      .750    7.125     .0400     7.085     03/01/2013
  600132173     KAPLAN,STEVEN                7.875      .750    7.125     .0400     7.085     03/01/2013
  600132180     FOSS,RENEE NOREEN            7.875      .750    7.125     .0400     7.085     02/01/2013
  600132183     LESLIE,LISA                  7.875      .750    7.125     .0400     7.085     02/01/2013
  600132201     BAROS,JOSEPH,JULIANA         7.875      .750    7.125     .0400     7.085     03/01/2013
  600132211     LEE,FRANKLIN,TOMOMI          7.875      .750    7.125     .0400     7.085     03/01/2013
  600132214     HWANGPO,JEONG HO,HYEONM      7.875      .750    7.125     .0400     7.085     03/01/2013
  600132226     JUSSEN,RONALD,CRISTINA       7.875      .750    7.125     .0400     7.085     02/01/2013
  600132237     ROZEK/THOMAS,ARTHUR/MELAN    7.875      .750    7.125     .0400     7.085     03/01/2013
  600132238     WILKINSON,CLAYTON,BARBARA    7.875      .750    7.125     .0400     7.085     03/01/2013
  600132239     CRAIK,TEELA                  7.875      .750    7.125     .0400     7.085     03/01/2013
  600132240     MURRAY,WARREN,MARY           8.000      .750    7.250     .0400     7.210     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132155     HERING/BELMONT,JOHN/TERES  562320                       $629.77                  03/01/1998             180
  600132159     LOAYZA,EDMUNDO             564069                     $1,386.70                  03/01/1998             180
  600132168     TRUONG,HIEP N              565407                     $1,276.12                  03/01/1998             180
  600132173     KAPLAN,STEVEN              567453                       $880.16                  03/01/1998             180
  600132180     FOSS,RENEE NOREEN          568179                       $793.95                  03/01/1998             180
  600132183     LESLIE,LISA                568222                     $1,334.13                  03/01/1998             180
  600132201     BAROS,JOSEPH,JULIANA       570255                     $1,908.28                  03/01/1998             180
  600132211     LEE,FRANKLIN,TOMOMI        571240                     $1,276.12                  03/01/1998             180
  600132214     HWANGPO,JEONG HO,HYEONM    573284                     $1,414.97                  03/01/1998             180
  600132226     JUSSEN,RONALD,CRISTINA     574442                     $1,573.40                  03/01/1998             180
  600132237     ROZEK/THOMAS,ARTHUR/MELAN  576645                       $659.81                  03/01/1998             180
  600132238     WILKINSON,CLAYTON,BARBARA  577494                       $920.00                  03/01/1998             180
  600132239     CRAIK,TEELA                577515                       $417.64                  03/01/1998             180
  600132240     MURRAY,WARREN,MARY         496310                     $1,614.28                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132155     HERING/BELMONT,JOHN/TERES                                                                      $83,000.00    N
  600132159     LOAYZA,EDMUNDO                                                                                $255,000.00    N
  600132168     TRUONG,HIEP N                                                                                 $220,000.00    N
  600132173     KAPLAN,STEVEN                                                                                 $164,000.00    N
  600132180     FOSS,RENEE NOREEN                                                                             $140,000.00    N
  600132183     LESLIE,LISA                                                                                   $230,000.00    N
  600132201     BAROS,JOSEPH,JULIANA                                                                          $332,000.00    N
  600132211     LEE,FRANKLIN,TOMOMI                                                                           $220,000.00    N
  600132214     HWANGPO,JEONG HO,HYEONM                                                                       $243,950.00    N
  600132226     JUSSEN,RONALD,CRISTINA                                                                        $272,000.00    N
  600132237     ROZEK/THOMAS,ARTHUR/MELAN                                                                     $118,500.00    N
  600132238     WILKINSON,CLAYTON,BARBARA                                                                     $146,000.00    N
  600132239     CRAIK,TEELA                                                                                    $75,000.00    N
  600132240     MURRAY,WARREN,MARY                                                                            $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132241     DION/WHITTEMORE,DENNIS/MA  1287 ECHO WIND AVENUE      HENDERSON          NV     89012       $99,932.91
  600132247     COBLE,MARCIA               548 MAPLE STREET           ROSEBURG           OR     97470       $96,300.00
  600132249     WICKS,TONY,ANNE            396 WEST CHICAGO STREET    CHANDLER           AZ     85224      $110,800.00
  600132254     MARTY,MARGARET             380 WEST 200 SOUTH         SALT LAKE CITY     UT     84101       $68,000.00
  600132255     HUMPHREYS,JOANN            5165 SOUTH 1950 WEST       TAYLORSVILLE       UT     84118       $49,500.00
  600132257     JOSLIN,DAVID               0698 VAIL CIRCLE           DILLON             CO     80435      $140,000.00
  600132258     BURLINGAME,LARRY           1585 WEST SPRINGWATER DRI  OREM               UT     84058      $110,000.00
  600132259     ANDERSON,KAREN,RUDY        670 SOUTH 150 EAST         SALEM              UT     84653       $87,000.00
  600132262     PATTERSON,JEFFREY          6626 EAST BELLEVIEW STREE  SCOTTSDALE         AZ     85257       $96,000.00
  600132263     WILSON,JERALD,SUSAN        1441 WEST VISTA ALESHA     TUCSON             AZ     85704      $184,000.00
  600132293     OSMANI,AZIZULLAH,TURPA     8581 FAIRFAX STREET        MANASSAS           VA     20110      $111,676.34
  600132297     STRESHLY,DAVID,KATHLEEN    6415 CAYENNE LANE          CARLSBAD           CA     92009      $210,400.00
  600132307     RACOMA/HOSHINO,RICHARD/GE  1595 ALPINE HILLS AVENUE   HENDERSON          NV     89104      $101,800.00
  600132309     CHEN/TSUI,WILLIAM/SHUI     5851 SOLEDAD MOUNTAIN ROA  SAN DIEGO          CA     92037      $225,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132241     DION/WHITTEMORE,DENNIS/MA    8.000      .750    7.250     .0400     7.210     02/01/2013
  600132247     COBLE,MARCIA                 8.000      .750    7.250     .0400     7.210     03/01/2013
  600132249     WICKS,TONY,ANNE              8.000      .750    7.250     .0400     7.210     03/01/2013
  600132254     MARTY,MARGARET               8.000      .750    7.250     .0400     7.210     03/01/2013
  600132255     HUMPHREYS,JOANN              8.000      .750    7.250     .0400     7.210     03/01/2013
  600132257     JOSLIN,DAVID                 8.000      .750    7.250     .0400     7.210     03/01/2013
  600132258     BURLINGAME,LARRY             8.000      .750    7.250     .0400     7.210     03/01/2013
  600132259     ANDERSON,KAREN,RUDY          8.000      .750    7.250     .0400     7.210     03/01/2013
  600132262     PATTERSON,JEFFREY            8.000      .750    7.250     .0400     7.210     03/01/2013
  600132263     WILSON,JERALD,SUSAN          8.000      .750    7.250     .0400     7.210     03/01/2013
  600132293     OSMANI,AZIZULLAH,TURPA       8.000      .750    7.250     .0400     7.210     02/01/2013
  600132297     STRESHLY,DAVID,KATHLEEN      8.000      .750    7.250     .0400     7.210     03/01/2013
  600132307     RACOMA/HOSHINO,RICHARD/GE    8.000      .750    7.250     .0400     7.210     03/01/2013
  600132309     CHEN/TSUI,WILLIAM/SHUI       8.000      .750    7.250     .0400     7.210     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132241     DION/WHITTEMORE,DENNIS/MA  519466                       $733.76                  03/01/1998             180
  600132247     COBLE,MARCIA               522879                       $706.62         2        03/01/1998             180
  600132249     WICKS,TONY,ANNE            537747                       $813.01                  03/01/1998             180
  600132254     MARTY,MARGARET             553625                       $498.96                  03/01/1998             180
  600132255     HUMPHREYS,JOANN            553670                       $363.21                  03/01/1998             180
  600132257     JOSLIN,DAVID               553803                     $1,027.27                  03/01/1998             180
  600132258     BURLINGAME,LARRY           553837                       $807.14                  03/01/1998             180
  600132259     ANDERSON,KAREN,RUDY        553838                       $831.42                  03/01/1998             180
  600132262     PATTERSON,JEFFREY          554302                       $704.41                  03/01/1998             180
  600132263     WILSON,JERALD,SUSAN        554336                     $1,350.13                  03/01/1998             180
  600132293     OSMANI,AZIZULLAH,TURPA     568261                     $1,070.33                  03/01/1998             180
  600132297     STRESHLY,DAVID,KATHLEEN    568788                     $1,543.84                  03/01/1998             180
  600132307     RACOMA/HOSHINO,RICHARD/GE  570884                       $746.97                  03/01/1998             180
  600132309     CHEN/TSUI,WILLIAM/SHUI     571046                     $1,650.97                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132241     DION/WHITTEMORE,DENNIS/MA                                                                     $240,000.00    N
  600132247     COBLE,MARCIA                                                                                  $107,000.00    N
  600132249     WICKS,TONY,ANNE                                                                               $138,500.00    N
  600132254     MARTY,MARGARET                                                                                 $85,000.00    N
  600132255     HUMPHREYS,JOANN                                                                               $106,000.00    N
  600132257     JOSLIN,DAVID                                                                                  $190,000.00    N
  600132258     BURLINGAME,LARRY                                                                              $138,000.00    N
  600132259     ANDERSON,KAREN,RUDY                                                                           $116,000.00    N
  600132262     PATTERSON,JEFFREY                                                                             $120,000.00    N
  600132263     WILSON,JERALD,SUSAN                                                                           $230,000.00    N
  600132293     OSMANI,AZIZULLAH,TURPA                                                                        $140,000.00    N
  600132297     STRESHLY,DAVID,KATHLEEN                                                                       $263,000.00    N
  600132307     RACOMA/HOSHINO,RICHARD/GE                                                                     $150,085.00    N
  600132309     CHEN/TSUI,WILLIAM/SHUI                                                                        $300,000.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132316     MAYFIELD,SUSAN             237 WILSHIRE STREET NORTH  EAST WENATCHEE     WA     98802       $73,500.00
  600132318     STUTZMAN,MARK,PAMELA       646 PEACH STREET           NOVATO             CA     94945      $189,600.00
  600132321     WERFHORST/DUMAN,DARIAN/DA  614 PERALTA AVENUE         SAN FRANCISCO      CA     94110      $188,800.00
  600132323     LEWIS,ROBERT               4257 FAIRWAY DRIVE         SOQUEL             CA     95073      $212,000.00
  600132329     PRICE,DWIGHT               1500 MAPLE WAY ROAD        YAKIMA             WA     98908      $217,000.00
  600132330     MINER,WILLIAM,BRYNN        577 SOLITUDE LANE          GRANTS PASS        OR     97527      $204,250.00
  600132341     STECHMAN,DANIEL            1139 MAC LEAN STREET       DACONO             CO     80514       $47,100.00
  600132342     TERRILL,ROBERT,DAWNETTA    423 NEW BEDFORD DRIVE      CHEYENNE           WY     82009       $97,750.00
  600132343     SNOW,EDWARD,LYDIA          4940 WANDERING CIRCLE      COLORADO SPRING    CO     80917      $113,000.00
  600132346     HUDSON,GARY,MONIQUE        595 SOUTH 800 EAST         FILLMORE           UT     84631       $45,000.00
  600132348     MENGHRAJANI,ASHA           1951 EAST JANICE WAY       PHOENIX            AZ     85022      $117,200.00
  600132350     MCCREA,MARTIN              13061 NORTH UPPER LOMA LI  MT. LEMMON         AZ     85619       $53,000.00
  600132351     PORTER,TIMOTHY,LYNN        27 LEGACY WAY              LAS FLORES AREA    CA     92688      $190,900.00
  600132354     TAYLOR,SANDIE              42963 VIA ALHAMA           TEMECULA           CA     92592      $172,200.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132316     MAYFIELD,SUSAN               8.000      .750    7.250     .0400     7.210     03/01/2013
  600132318     STUTZMAN,MARK,PAMELA         8.000      .750    7.250     .0400     7.210     03/01/2013
  600132321     WERFHORST/DUMAN,DARIAN/DA    8.000      .750    7.250     .0400     7.210     03/01/2013
  600132323     LEWIS,ROBERT                 8.000      .750    7.250     .0400     7.210     03/01/2013
  600132329     PRICE,DWIGHT                 8.125      .750    7.375     .0400     7.335     03/01/2013
  600132330     MINER,WILLIAM,BRYNN          8.125      .750    7.375     .0400     7.335     03/01/2013
  600132341     STECHMAN,DANIEL              8.125      .750    7.375     .0400     7.335     03/01/2013
  600132342     TERRILL,ROBERT,DAWNETTA      8.125      .750    7.375     .0400     7.335     03/01/2013
  600132343     SNOW,EDWARD,LYDIA            8.125      .750    7.375     .0400     7.335     03/01/2013
  600132346     HUDSON,GARY,MONIQUE          8.125      .750    7.375     .0400     7.335     03/01/2013
  600132348     MENGHRAJANI,ASHA             8.125      .750    7.375     .0400     7.335     03/01/2013
  600132350     MCCREA,MARTIN                8.125      .750    7.375     .0400     7.335     03/01/2013
  600132351     PORTER,TIMOTHY,LYNN          8.125      .750    7.375     .0400     7.335     03/01/2013
  600132354     TAYLOR,SANDIE                8.125      .750    7.375     .0400     7.335     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132316     MAYFIELD,SUSAN             572542                       $539.32                  03/01/1998             180
  600132318     STUTZMAN,MARK,PAMELA       573497                     $1,391.22                  03/01/1998             180
  600132321     WERFHORST/DUMAN,DARIAN/DA  573680                     $1,385.35                  03/01/1998             180
  600132323     LEWIS,ROBERT               574327                     $1,555.58                  03/01/1998             180
  600132329     PRICE,DWIGHT               519605                     $1,611.22                  03/01/1998             180
  600132330     MINER,WILLIAM,BRYNN        522794                     $1,516.55         2        03/01/1998             180
  600132341     STECHMAN,DANIEL            553488                       $349.72                  03/01/1998             180
  600132342     TERRILL,ROBERT,DAWNETTA    553561                       $725.79        50        03/01/1998             180
  600132343     SNOW,EDWARD,LYDIA          553566                       $839.02                  03/01/1998             180
  600132346     HUDSON,GARY,MONIQUE        553681                       $334.12                  03/01/1998             180
  600132348     MENGHRAJANI,ASHA           554236                       $870.21                  03/01/1998             180
  600132350     MCCREA,MARTIN              554559                       $510.33                  03/01/1998             180
  600132351     PORTER,TIMOTHY,LYNN        556677                     $1,417.43                  03/01/1998             180
  600132354     TAYLOR,SANDIE              558543                     $1,278.58         2        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132316     MAYFIELD,SUSAN                                                                                $126,000.00    N
  600132318     STUTZMAN,MARK,PAMELA                                                                          $237,000.00    N
  600132321     WERFHORST/DUMAN,DARIAN/DA                                                                     $236,000.00    N
  600132323     LEWIS,ROBERT                                                                                  $268,000.00    N
  600132329     PRICE,DWIGHT                                                                                  $300,000.00    N
  600132330     MINER,WILLIAM,BRYNN                                                                           $215,000.00    N
  600132341     STECHMAN,DANIEL                                                                                $63,500.00    N
  600132342     TERRILL,ROBERT,DAWNETTA                                                                       $115,000.00    N
  600132343     SNOW,EDWARD,LYDIA                                                                             $142,000.00    N
  600132346     HUDSON,GARY,MONIQUE                                                                           $150,000.00    N
  600132348     MENGHRAJANI,ASHA                                                                              $146,500.00    N
  600132350     MCCREA,MARTIN                                                                                 $135,000.00    N
  600132351     PORTER,TIMOTHY,LYNN                                                                           $238,689.00    N
  600132354     TAYLOR,SANDIE                                                                                 $181,314.00    N


 (vlegal.ace v1.4)                                                 Page   42
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132366     PURKETT/GIBBS,CAROLYN/GAR  5 TWIN CREEKS CIRCLE       PETALUMA           CA     94952      $179,200.00
  600132380     LE,THUY THU                534 ARCH STREET            SAN FRANCISCO      CA     94132      $195,439.83
  600132400     ALABA,ROBINSON,NORMA       9145 THREE SEASONS ROAD    SAN DIEGO          CA     92126      $110,400.00
  600132403     JOHNSON,PATRICIA G.        10623 GLEN ACRES DRIVE SO  SEATTLE            WA     98168       $78,000.00
  600132406     BRANT,TIMOTHY, SUSAN       493 FISH HATCHERY ROAD     HAMILTON           MT     59840       $60,000.00
  600132412     HAYES/NICHOLL,JOHN/STACEY  22023 1ST PLACE WEST       BOTHELL            WA     98021      $162,800.00
  600132414     SANFILIPPO,MICHAEL         333 CEDAR STREET           MILLBRAE           CA     94030      $218,000.00
  600132422     ROBERTSON,CARROLL BERT     25700 NORTH 11000 EAST     FAIRVIEW           UT     84629      $112,000.00
  600132424     STEDMAN,ADAM               12648 SOUTH 900 EAST       DRAPER             UT     84020       $50,000.00
  600132425     TORKE,LYNDA                9604 WEST MILCLAY STREET   BOISE              ID     83704       $94,800.00
  600132430     BRYAN,BRENT,PAT            365 SOUTH 100 WEST         PAYSON             UT     84651       $76,500.00
  600132433     PARKER,GLORIA              3017 EAST SIESTA LANE      PHOENIX            AZ     85024       $82,400.00
  600132438     HARRIS,RONALD/PATRICIA     6004 CARLISLE ROAD         WALDORF            MD     20601      $156,650.05
  600132449     SARDELLA,JOANNE            110 WEST CANTERBURY LANE   PHOENIX            AZ     85023      $135,950.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132366     PURKETT/GIBBS,CAROLYN/GAR    8.125      .750    7.375     .0400     7.335     03/01/2013
  600132380     LE,THUY THU                  8.125      .750    7.375     .0400     7.335     02/01/2013
  600132400     ALABA,ROBINSON,NORMA         8.125      .750    7.375     .0400     7.335     03/01/2013
  600132403     JOHNSON,PATRICIA G.          8.125      .750    7.375     .0400     7.335     03/01/2013
  600132406     BRANT,TIMOTHY, SUSAN         8.125      .750    7.375     .0400     7.335     03/01/2013
  600132412     HAYES/NICHOLL,JOHN/STACEY    8.125      .750    7.375     .0400     7.335     03/01/2013
  600132414     SANFILIPPO,MICHAEL           8.125      .750    7.375     .0400     7.335     03/01/2013
  600132422     ROBERTSON,CARROLL BERT       8.125      .750    7.375     .0400     7.335     03/01/2013
  600132424     STEDMAN,ADAM                 8.125      .750    7.375     .0400     7.335     03/01/2013
  600132425     TORKE,LYNDA                  8.250      .750    7.500     .0400     7.460     03/01/2013
  600132430     BRYAN,BRENT,PAT              8.250      .750    7.500     .0400     7.460     03/01/2013
  600132433     PARKER,GLORIA                8.250      .750    7.500     .0400     7.460     03/01/2013
  600132438     HARRIS,RONALD/PATRICIA       8.250      .750    7.500     .0400     7.460     02/01/2013
  600132449     SARDELLA,JOANNE              8.250      .750    7.500     .0400     7.460     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132366     PURKETT/GIBBS,CAROLYN/GAR  563140                     $1,330.55                  03/01/1998             180
  600132380     LE,THUY THU                568289                     $1,887.25                  03/01/1998             180
  600132400     ALABA,ROBINSON,NORMA       571297                       $819.72                  03/01/1998             180
  600132403     JOHNSON,PATRICIA G.        572405                       $751.05                  03/01/1998             180
  600132406     BRANT,TIMOTHY, SUSAN       572493                       $577.73                  03/01/1998             180
  600132412     HAYES/NICHOLL,JOHN/STACEY  572814                     $1,208.79                  03/01/1998             180
  600132414     SANFILIPPO,MICHAEL         573470                     $1,618.64                  03/01/1998             180
  600132422     ROBERTSON,CARROLL BERT     577426                       $831.60                  03/01/1998             180
  600132424     STEDMAN,ADAM               577517                       $371.25                  03/01/1998             180
  600132425     TORKE,LYNDA                519606                       $712.20                  03/01/1998             180
  600132430     BRYAN,BRENT,PAT            530362                       $742.16        50        03/01/1998             180
  600132433     PARKER,GLORIA              537792                       $619.04                  03/01/1998             180
  600132438     HARRIS,RONALD/PATRICIA     551575                     $1,177.61         2        03/01/1998             180
  600132449     SARDELLA,JOANNE            554490                     $1,021.35                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132366     PURKETT/GIBBS,CAROLYN/GAR                                                                     $224,000.00    N
  600132380     LE,THUY THU                                                                                   $280,000.00    N
  600132400     ALABA,ROBINSON,NORMA                                                                          $138,000.00    N
  600132403     JOHNSON,PATRICIA G.                                                                            $97,500.00    N
  600132406     BRANT,TIMOTHY, SUSAN                                                                          $225,000.00    N
  600132412     HAYES/NICHOLL,JOHN/STACEY                                                                     $203,500.00    N
  600132414     SANFILIPPO,MICHAEL                                                                            $273,000.00    N
  600132422     ROBERTSON,CARROLL BERT                                                                        $152,000.00    N
  600132424     STEDMAN,ADAM                                                                                  $250,000.00    N
  600132425     TORKE,LYNDA                                                                                   $126,500.00    N
  600132430     BRYAN,BRENT,PAT                                                                                $90,000.00    N
  600132433     PARKER,GLORIA                                                                                 $103,000.00    N
  600132438     HARRIS,RONALD/PATRICIA                                                                        $165,000.00    N
  600132449     SARDELLA,JOANNE                                                                               $179,999.00    N


 (vlegal.ace v1.4)                                                 Page   43
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132450     JEKEL/TATE,LOUIS/HOLLY     5754 EAST GLADE AVENUE     MESA               AZ     85206       $96,400.00
  600132451     WEIS,JUDY                  17054 EAST CALLE DE ORO    FOUNTAIN HILLS     AZ     85268       $56,250.00
  600132455     MASK,KAREN J.              16863 NORTHEAST 14TH PLAC  BELLEVUE           WA     98008      $136,000.00
  600132457     ALDDAHER,MOHAMMED          2952 O STREET SOUTHEAST    AUBURN             WA     98002      $146,400.00
  600132458     MONTAGUE,ROBERT,CHERYL     820 INDEX COURT NORTHEAST  RENTON             WA     98056      $161,900.00
  600132471     FRIESEN,CHARLES,JUDITH     2202 EAST MCLOUGHLIN BOUL  VANCOUVER          WA     98661       $46,400.00
  600132472     ARBUCKLE,ERNEST,MARY ELL   1433 EAST 31ST AVENUE      EUGENE             OR     97405      $114,000.00
  600132474     ASQUITH,ANTHONY            224-226 CERVANTES          LAKE OSWEGO        OR     97035      $200,000.00
  600132477     SCHWARTZ,DENA              9260 TOWNE CENTRE DRIVE    SAN DIEGO          CA     92121       $78,650.00
  600132483     YEH,KANG-CHIAN             3128 KERMATH DRIVE         SAN JOSE           CA     95132      $149,904.35
  600132491     KISSER,EFROSSINI L         13433 OCEAN GATEWAY        WYE MILLS          MD     21679      $119,660.83
  600132509     ALEXANDER/TRANI,DAVID/SHA  53-305 AVENIDA RUBIO       LA QUINTA          CA     92253       $68,000.00
  600132510     ALEXANDER/TRANI,DAVID, SH  54-725 AVENIDA RAMIREZ     LA QUINTA          CA     92253       $68,000.00
  600132512     ANDERSON,JEFFERY           3317 URIBE STREET          LAS VEGAS          NV     89129      $147,250.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132450     JEKEL/TATE,LOUIS/HOLLY       8.250      .750    7.500     .0400     7.460     03/01/2013
  600132451     WEIS,JUDY                    8.250      .750    7.500     .0400     7.460     03/01/2013
  600132455     MASK,KAREN J.                8.250      .750    7.500     .0400     7.460     03/01/2013
  600132457     ALDDAHER,MOHAMMED            8.250      .750    7.500     .0400     7.460     03/01/2013
  600132458     MONTAGUE,ROBERT,CHERYL       8.250      .750    7.500     .0400     7.460     03/01/2013
  600132471     FRIESEN,CHARLES,JUDITH       8.250      .750    7.500     .0400     7.460     03/01/2013
  600132472     ARBUCKLE,ERNEST,MARY ELL     8.250      .750    7.500     .0400     7.460     03/01/2013
  600132474     ASQUITH,ANTHONY              8.250      .750    7.500     .0400     7.460     03/01/2013
  600132477     SCHWARTZ,DENA                8.250      .750    7.500     .0400     7.460     03/01/2013
  600132483     YEH,KANG-CHIAN               8.250      .750    7.500     .0400     7.460     02/01/2013
  600132491     KISSER,EFROSSINI L           8.250      .750    7.500     .0400     7.460     02/01/2013
  600132509     ALEXANDER/TRANI,DAVID/SHA    8.250      .750    7.500     .0400     7.460     03/01/2013
  600132510     ALEXANDER/TRANI,DAVID, SH    8.250      .750    7.500     .0400     7.460     03/01/2013
  600132512     ANDERSON,JEFFERY             8.250      .750    7.500     .0400     7.460     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132450     JEKEL/TATE,LOUIS/HOLLY     554528                       $724.22                  03/01/1998             180
  600132451     WEIS,JUDY                  554532                       $422.59                  03/01/1998             180
  600132455     MASK,KAREN J.              561378                     $1,021.72                  03/01/1998             180
  600132457     ALDDAHER,MOHAMMED          561590                     $1,099.85                  03/01/1998             180
  600132458     MONTAGUE,ROBERT,CHERYL     561596                     $1,216.30         2        03/01/1998             180
  600132471     FRIESEN,CHARLES,JUDITH     564906                       $348.59                  03/01/1998             180
  600132472     ARBUCKLE,ERNEST,MARY ELL   565161                       $856.44                  03/01/1998             180
  600132474     ASQUITH,ANTHONY            565368                     $1,502.53                  03/01/1998             180
  600132477     SCHWARTZ,DENA              566358                       $590.87                  03/01/1998             180
  600132483     YEH,KANG-CHIAN             567524                     $1,126.90                  03/01/1998             180
  600132491     KISSER,EFROSSINI L         568254                     $1,164.17                  03/01/1998             180
  600132509     ALEXANDER/TRANI,DAVID/SHA  570369                       $659.70                  03/01/1998             180
  600132510     ALEXANDER/TRANI,DAVID, SH  570370                       $659.70                  03/01/1998             180
  600132512     ANDERSON,JEFFERY           570694                     $1,106.24         2        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132450     JEKEL/TATE,LOUIS/HOLLY                                                                        $128,564.00    N
  600132451     WEIS,JUDY                                                                                      $75,000.00    N
  600132455     MASK,KAREN J.                                                                                 $170,000.00    N
  600132457     ALDDAHER,MOHAMMED                                                                             $183,000.00    N
  600132458     MONTAGUE,ROBERT,CHERYL                                                                        $179,900.00    N
  600132471     FRIESEN,CHARLES,JUDITH                                                                         $58,000.00    N
  600132472     ARBUCKLE,ERNEST,MARY ELL                                                                      $152,000.00    N
  600132474     ASQUITH,ANTHONY                                                                               $250,000.00    N
  600132477     SCHWARTZ,DENA                                                                                  $98,500.00    N
  600132483     YEH,KANG-CHIAN                                                                                $260,000.00    N
  600132491     KISSER,EFROSSINI L                                                                            $150,000.00    N
  600132509     ALEXANDER/TRANI,DAVID/SHA                                                                      $85,000.00    N
  600132510     ALEXANDER/TRANI,DAVID, SH                                                                      $85,000.00    N
  600132512     ANDERSON,JEFFERY                                                                              $155,000.00    N


 (vlegal.ace v1.4)                                                 Page   44
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132519     ANKENY,JOHNATH, R.         3104 EAST CAREY AVENUE     NORTH LAS VEGAS    NV     89030      $112,000.00
  600132520     ANKENY,JOHNATH, R.         3108 EAST CAREY AVENUE     NORTH LAS VEGAS    NV     89030      $110,400.00
  600132526     BROWN,KIRK, LISA           1706 FRONT AVENUE          COEUR D'ALENE      ID     83814       $43,200.00
  600132539     AMARO,ROBERT,CHI LING      12815 CASWELL AVENUE       LOS ANGELES        CA     90066      $109,200.00
  600132547     MILLER,MATTHEW,ANGELES     1270 EAST 2000 NORTH       PROVO              UT     84604      $175,000.00
  600132553     GRANDE,JACQUELINE          12410 RUETTE ALLIANTE      SAN DIEGO          CA     92130      $178,400.00
  600132556     YUSUF,ASLAM                3712 NORTHEAST 163RD AVEN  VANCOUVER          WA     98682      $117,850.00
  600132558     JONES,BRIAN, KRISTINA      411 NORTH 5TH AVENUE       YAKIMA             WA     98902       $68,000.00
  600132560     RAMBO,PAUL                 19 BROOKSTONE COURT        WILMINGTON         DE     19804      $104,934.73
  600132562     FISHER,BRUCE,CINDY         5635 WEST WALNUT RIDGE CI  SALT LAKE CITY     UT     84118       $91,942.81
  600132566     WILLIAMS,KEITH, CHARLOTT   556 EAST 350 SOUTH         CLEARFIELD         UT     84015       $80,800.00
  600132567     CORCORAN,MACHELLE          14608 NORTH WINTSON LANE   FOUNTAIN HILLS     AZ     85268      $175,500.00
  600132569     GRIFFITH,ESTELLE           136 SOUTH COBBLESTONE DRI  GILBERT            AZ     85296       $95,000.00
  600132570     ZUMBRUNNEN/MASH,DEBORAH/C  14657 SOUTH OAKMONT DRIVE  ARIZONA CITY       AZ     85223       $84,800.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132519     ANKENY,JOHNATH, R.           8.250      .750    7.500     .0400     7.460     03/01/2013
  600132520     ANKENY,JOHNATH, R.           8.250      .750    7.500     .0400     7.460     03/01/2013
  600132526     BROWN,KIRK, LISA             8.250      .750    7.500     .0400     7.460     03/01/2013
  600132539     AMARO,ROBERT,CHI LING        8.250      .750    7.500     .0400     7.460     03/01/2013
  600132547     MILLER,MATTHEW,ANGELES       8.250      .750    7.500     .0400     7.460     03/01/2013
  600132553     GRANDE,JACQUELINE            8.250      .750    7.500     .0400     7.460     03/01/2013
  600132556     YUSUF,ASLAM                  8.375      .750    7.625     .0400     7.585     03/01/2013
  600132558     JONES,BRIAN, KRISTINA        8.375      .750    7.625     .0400     7.585     03/01/2013
  600132560     RAMBO,PAUL                   8.375      .750    7.625     .0400     7.585     02/01/2013
  600132562     FISHER,BRUCE,CINDY           8.375      .750    7.625     .0400     7.585     02/01/2013
  600132566     WILLIAMS,KEITH, CHARLOTT     8.375      .750    7.625     .0400     7.585     03/01/2013
  600132567     CORCORAN,MACHELLE            8.375      .750    7.625     .0400     7.585     03/01/2013
  600132569     GRIFFITH,ESTELLE             8.375      .750    7.625     .0400     7.585     03/01/2013
  600132570     ZUMBRUNNEN/MASH,DEBORAH/C    8.375      .750    7.625     .0400     7.585     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132519     ANKENY,JOHNATH, R.         571370                       $841.42                  03/01/1998             180
  600132520     ANKENY,JOHNATH, R.         571371                       $829.40                  03/01/1998             180
  600132526     BROWN,KIRK, LISA           572706                       $324.55         2        03/01/1998             180
  600132539     AMARO,ROBERT,CHI LING      575437                       $820.38                  03/01/1998             180
  600132547     MILLER,MATTHEW,ANGELES     577430                     $1,314.72                  03/01/1998             180
  600132553     GRANDE,JACQUELINE          579632                     $1,340.26                  03/01/1998             180
  600132556     YUSUF,ASLAM                526701                       $895.75                  03/01/1998             180
  600132558     JONES,BRIAN, KRISTINA      535826                       $664.65                  03/01/1998             180
  600132560     RAMBO,PAUL                 551604                       $798.08                  03/01/1998             180
  600132562     FISHER,BRUCE,CINDY         553367                       $699.27        12        03/01/1998             180
  600132566     WILLIAMS,KEITH, CHARLOTT   553834                       $614.14                  03/01/1998             180
  600132567     CORCORAN,MACHELLE          554318                     $1,333.93         2        03/01/1998             180
  600132569     GRIFFITH,ESTELLE           554356                       $722.07                  03/01/1998             180
  600132570     ZUMBRUNNEN/MASH,DEBORAH/C  554392                       $644.54                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132519     ANKENY,JOHNATH, R.                                                                            $140,000.00    N
  600132520     ANKENY,JOHNATH, R.                                                                            $138,000.00    N
  600132526     BROWN,KIRK, LISA                                                                               $48,000.00    N
  600132539     AMARO,ROBERT,CHI LING                                                                         $136,500.00    N
  600132547     MILLER,MATTHEW,ANGELES                                                                        $250,000.00    N
  600132553     GRANDE,JACQUELINE                                                                             $223,000.00    N
  600132556     YUSUF,ASLAM                                                                                   $157,135.08    N
  600132558     JONES,BRIAN, KRISTINA                                                                          $85,000.00    N
  600132560     RAMBO,PAUL                                                                                    $140,000.00    N
  600132562     FISHER,BRUCE,CINDY                                                                            $115,000.00    N
  600132566     WILLIAMS,KEITH, CHARLOTT                                                                      $101,000.00    N
  600132567     CORCORAN,MACHELLE                                                                             $184,800.00    N
  600132569     GRIFFITH,ESTELLE                                                                              $120,000.00    N
  600132570     ZUMBRUNNEN/MASH,DEBORAH/C                                                                     $106,000.00    N


 (vlegal.ace v1.4)                                                 Page   45
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132574     GIBSON,LINDA               677 WEST 5TH AVENUE        APACHE JUNCTION    AZ     85220       $73,800.00
  600132575     JEWEL,BREVEN               5171 VIA MINDANAO          OCEANSIDE          CA     92057      $133,700.00
  600132576     EKLUND,JAMES               4231 WEST 179TH STREET     TORRANCE           CA     90504      $159,200.00
  600132587     CONRAD,PHYLLIS O.          575 NORTHEAST FIRST STREE  SHERWOOD           OR     97140      $216,000.00
  600132589     WILDER,JOHN,LA CRISHA      9279 ADLAI ROAD            LAKESIDE           CA     92040      $136,500.00
  600132591     MANUEL,WAYNE               4831 ELIZABETH STREET      WEST PALM BEACH    FL     33415       $68,157.61
  600132594     BANKS/BANKS,THOMAS/CHARLI  1292 LA JOLLA AVENUE       SEASIDE            CA     93955      $137,814.29
  600132598     VANBERKEL,MARIA            1585 BAY DRIVE             MIAMI BEACH        FL     33141      $149,906.77
  600132599     RETHMEIER,KENNETH,JUDY     0620 BILLS RANCH ROAD      FRISCO             CO     80443       $74,506.95
  600132608     TRAN,THU                   951 FOLSOM AVE             HAYWARD            CA     94544      $156,616.47
  600132615     LEE,CHOONG,KYUNG           750 SOUTH SPAULDING AVENU  LOS ANGELES        CA     90036      $150,300.00
  600132623     PUDER,DEBORAH              11878 SIENA COURT          MOORPARK           CA     93021      $168,800.00
  600132626     COULSON,CRAIG, PEGGY       7216 NORTHEAST 165TH COUR  BOTHELL            WA     98011      $195,200.00
  600132627     KIM,DONG,KYONG             9911 21ST AVENUE SOUTHEAS  EVERETT            WA     98208      $127,950.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132574     GIBSON,LINDA                 8.375      .750    7.625     .0400     7.585     03/01/2013
  600132575     JEWEL,BREVEN                 8.375      .750    7.625     .0400     7.585     03/01/2013
  600132576     EKLUND,JAMES                 8.375      .750    7.625     .0400     7.585     03/01/2013
  600132587     CONRAD,PHYLLIS O.            8.375      .750    7.625     .0400     7.585     03/01/2013
  600132589     WILDER,JOHN,LA CRISHA        8.375      .750    7.625     .0400     7.585     03/01/2013
  600132591     MANUEL,WAYNE                 8.375      .750    7.625     .0400     7.585     02/01/2013
  600132594     BANKS/BANKS,THOMAS/CHARLI    8.375      .750    7.625     .0400     7.585     02/01/2013
  600132598     VANBERKEL,MARIA              8.375      .750    7.625     .0400     7.585     02/01/2013
  600132599     RETHMEIER,KENNETH,JUDY       8.375      .750    7.625     .0400     7.585     01/01/2013
  600132608     TRAN,THU                     8.375      .750    7.625     .0400     7.585     01/01/2013
  600132615     LEE,CHOONG,KYUNG             8.375      .750    7.625     .0400     7.585     03/01/2013
  600132623     PUDER,DEBORAH                8.375      .750    7.625     .0400     7.585     03/01/2013
  600132626     COULSON,CRAIG, PEGGY         8.375      .750    7.625     .0400     7.585     03/01/2013
  600132627     KIM,DONG,KYONG               8.375      .750    7.625     .0400     7.585     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132574     GIBSON,LINDA               554463                       $560.93         2        03/01/1998             180
  600132575     JEWEL,BREVEN               558425                     $1,016.22                  03/01/1998             180
  600132576     EKLUND,JAMES               558735                     $1,210.04                  03/01/1998             180
  600132587     CONRAD,PHYLLIS O.          565442                     $1,641.76                  03/01/1998             180
  600132589     WILDER,JOHN,LA CRISHA      566581                     $1,037.50                  03/01/1998             180
  600132591     MANUEL,WAYNE               567501                       $518.37                  03/01/1998             180
  600132594     BANKS/BANKS,THOMAS/CHARLI  567641                     $1,048.14                  03/01/1998             180
  600132598     VANBERKEL,MARIA            568038                     $1,140.11                  03/01/1998             180
  600132599     RETHMEIER,KENNETH,JUDY     568081                       $567.01                  03/01/1998             180
  600132608     TRAN,THU                   568299                     $1,539.45                  03/01/1998             180
  600132615     LEE,CHOONG,KYUNG           570393                     $1,142.39         2        03/01/1998             180
  600132623     PUDER,DEBORAH              571237                     $1,283.00                  03/01/1998             180
  600132626     COULSON,CRAIG, PEGGY       572474                     $1,483.66                  03/01/1998             180
  600132627     KIM,DONG,KYONG             572515                       $972.51                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132574     GIBSON,LINDA                                                                                   $77,725.00    N
  600132575     JEWEL,BREVEN                                                                                  $191,000.00    N
  600132576     EKLUND,JAMES                                                                                  $199,000.00    N
  600132587     CONRAD,PHYLLIS O.                                                                             $270,000.00    N
  600132589     WILDER,JOHN,LA CRISHA                                                                         $195,000.00    N
  600132591     MANUEL,WAYNE                                                                                   $92,800.00    N
  600132594     BANKS/BANKS,THOMAS/CHARLI                                                                     $197,000.00    N
  600132598     VANBERKEL,MARIA                                                                               $205,000.00    N
  600132599     RETHMEIER,KENNETH,JUDY                                                                        $120,000.00    N
  600132608     TRAN,THU                                                                                      $225,000.00    N
  600132615     LEE,CHOONG,KYUNG                                                                              $167,000.00    N
  600132623     PUDER,DEBORAH                                                                                 $211,049.00    N
  600132626     COULSON,CRAIG, PEGGY                                                                          $244,000.00    N
  600132627     KIM,DONG,KYONG                                                                                $159,950.00    N


 (vlegal.ace v1.4)                                                 Page   46
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132628     KENT,CONNIE L.             13825 SOUTHEAST FAIRWOOD   RENTON             WA     98058      $101,500.00
  600132644     EMMONS,JEFFERY             5784 SOUTH HERZMAN DRIVE   EVERGREEN          CO     80439      $110,000.00
  600132647     WILLIAMS,JAMES,CAROL       703 SOUTHEAST 8TH STREET   GRANTS PASS        OR     97526       $86,000.00
  600132652     MACCALMAN/BIEBE,CATHERINE  1600 WEST PINEBROOK BOULE  PARK CITY          UT     84098      $122,950.33
  600132655     WORKMAN,WILLIAM,FLORA      185 WEST 895 SOUTH         CEDAR CITY         UT     84720      $117,500.00
  600132658     CRANE,COLLEEN              940 SOUTH WALDEN WAY       AURORA             CO     80017       $30,000.00
  600132659     ANDERSON,BRIAN             1155 SOUTH DENVER STREET   SALT LAKE CITY     UT     84111      $130,000.00
  600132660     FINCHER,KIMBERLY           3828 WEST KRALL STREET     PHOENIX            AZ     85019       $69,350.00
  600132661     NOLAN,MARJORIE             16034 SOUTH 11TH PLACE     PHOENIX            AZ     85048      $132,600.00
  600132663     HUFF,DOUGLAS               8055 EAST THOMAS ROAD      SCOTTSDALE         AZ     85251       $49,750.00
  600132664     COLLINS,KENNETH            8405 WEST GRANADA ROAD     PHOENIX            AZ     85037       $62,300.00
  600132667     HITT,GEORGE,SHARON         8868 ARIZONA PARK PLACE    SCOTTSDALE         AZ     85260      $155,200.00
  600132673     SMITH,JAMES                1103 EAST GROVE CREEK DRI  PLEASANT GROVE     UT     84062       $82,042.31
  600132679     CAMPBELL,MITCH             326 7TH AVENUE WEST        JEROME             ID     83338       $48,864.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132628     KENT,CONNIE L.               8.375      .750    7.625     .0400     7.585     03/01/2013
  600132644     EMMONS,JEFFERY               8.375      .750    7.625     .0400     7.585     03/01/2013
  600132647     WILLIAMS,JAMES,CAROL         8.500      .750    7.750     .0400     7.710     03/01/2013
  600132652     MACCALMAN/BIEBE,CATHERINE    8.500      .750    7.750     .0400     7.710     01/01/2013
  600132655     WORKMAN,WILLIAM,FLORA        8.500      .750    7.750     .0400     7.710     03/01/2013
  600132658     CRANE,COLLEEN                8.500      .750    7.750     .0400     7.710     03/01/2013
  600132659     ANDERSON,BRIAN               8.500      .750    7.750     .0400     7.710     03/01/2013
  600132660     FINCHER,KIMBERLY             8.500      .750    7.750     .0400     7.710     03/01/2013
  600132661     NOLAN,MARJORIE               8.500      .750    7.750     .0400     7.710     03/01/2013
  600132663     HUFF,DOUGLAS                 8.500      .750    7.750     .0400     7.710     03/01/2013
  600132664     COLLINS,KENNETH              8.500      .750    7.750     .0400     7.710     03/01/2013
  600132667     HITT,GEORGE,SHARON           8.500      .750    7.750     .0400     7.710     03/01/2013
  600132673     SMITH,JAMES                  8.500      .750    7.750     .0400     7.710     01/01/2013
  600132679     CAMPBELL,MITCH               8.500      .750    7.750     .0400     7.710     02/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132628     KENT,CONNIE L.             572576                       $771.47                  03/01/1998             180
  600132644     EMMONS,JEFFERY             577489                       $836.08                  03/01/1998             180
  600132647     WILLIAMS,JAMES,CAROL       522830                       $661.27                  03/01/1998             180
  600132652     MACCALMAN/BIEBE,CATHERINE  543756                       $946.53                  03/01/1998             180
  600132655     WORKMAN,WILLIAM,FLORA      553360                       $903.47                  03/01/1998             180
  600132658     CRANE,COLLEEN              553641                       $230.67                  03/01/1998             180
  600132659     ANDERSON,BRIAN             553841                       $999.59                  03/01/1998             180
  600132660     FINCHER,KIMBERLY           554024                       $533.24         2        03/01/1998             180
  600132661     NOLAN,MARJORIE             554053                     $1,019.58        50        03/01/1998             180
  600132663     HUFF,DOUGLAS               554242                       $382.53                  03/01/1998             180
  600132664     COLLINS,KENNETH            554244                       $479.03                  03/01/1998             180
  600132667     HITT,GEORGE,SHARON         554467                     $1,193.35         2        03/01/1998             180
  600132673     SMITH,JAMES                557806                       $812.41                  03/01/1998             180
  600132679     CAMPBELL,MITCH             561834                       $482.52                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132628     KENT,CONNIE L.                                                                                $145,000.00    N
  600132644     EMMONS,JEFFERY                                                                                $170,000.00    N
  600132647     WILLIAMS,JAMES,CAROL                                                                          $110,000.00    N
  600132652     MACCALMAN/BIEBE,CATHERINE                                                                     $153,900.00    N
  600132655     WORKMAN,WILLIAM,FLORA                                                                         $173,000.00    N
  600132658     CRANE,COLLEEN                                                                                  $46,000.00    N
  600132659     ANDERSON,BRIAN                                                                                $202,500.00    N
  600132660     FINCHER,KIMBERLY                                                                               $73,500.00    N
  600132661     NOLAN,MARJORIE                                                                                $156,000.00    N
  600132663     HUFF,DOUGLAS                                                                                   $66,500.00    N
  600132664     COLLINS,KENNETH                                                                                $77,920.00    N
  600132667     HITT,GEORGE,SHARON                                                                            $163,384.00    N
  600132673     SMITH,JAMES                                                                                   $150,000.00    N
  600132679     CAMPBELL,MITCH                                                                                 $70,000.00    N


 (vlegal.ace v1.4)                                                 Page   47
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132691     BUSH,BARRIE, CHRISTI       CAMINO RINCON              PECOS              NM     87552      $125,923.67
  600132693     CHERSICLA,EDWARD,CHRISTIN  28-30 NORTH STREET         WASHINGTONVILLE    NY     10992      $168,532.87
  600132694     SWEETING,ADRIANA           6261 SW 58TH COURT         MIAMI              FL     33143       $24,930.90
  600132698     CLARK,JANET                #25 ROAD 1444              CHIMAYO            NM     87522       $25,000.00
  600132708     WATERS,ROBERT              10410 NORTH CAVE CREEK RO  PHOENIX            AZ     85020       $78,602.35
  600132710     LUNA,LEONARD,CECELIA       1541, 1541 1/2 & 1541 3/4  LOS ANGELES        CA     90019      $185,500.00
  600132715     ROZENBLYUM,SOFIA           5260 SARA LEE CIRCLE       LAS VEGAS          NV     89119      $106,200.00
  600132722     CURCI,WILLIAM,ZITA         946 CARRICK BEND CIRCLE #  NAPLES             FL     34110      $120,000.00
  600132725     ZOURBAKHSH,REZA            82 DEODAR DRIVE            PACHECO            CA     94553      $169,000.00
  600132729     VAN VALIN/GVILD,WADE/KELL  639 SHOTWELL STREET        SAN FRANCISCO      CA     94110      $171,098.92
  600132730     BEELER,ANDREW,ELLEN        100 FAIR STREET            PETALUMA           CA     94952      $169,400.00
  600132736     GARCIA,NOVAR               425 22ND STREET            GREELEY            CO     80631      $150,000.00
  600132737     DEBACKER,EDWARD            1122 HARRISON STREET       DENVER             CO     80206      $156,000.00
  600132740     IUELE/PONTON,FRANCO,ELISA  10410 NORTH CAVE CREEK RO  PHOENIX            AZ     85020       $78,650.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132691     BUSH,BARRIE, CHRISTI         8.500      .750    7.750     .0400     7.710     02/01/2013
  600132693     CHERSICLA,EDWARD,CHRISTIN    8.500      .750    7.750     .0400     7.710     02/01/2013
  600132694     SWEETING,ADRIANA             8.500      .750    7.750     .0400     7.710     02/01/2013
  600132698     CLARK,JANET                  8.500      .750    7.750     .0400     7.710     03/01/2013
  600132708     WATERS,ROBERT                8.500      .750    7.750     .0400     7.710     02/01/2013
  600132710     LUNA,LEONARD,CECELIA         8.500      .750    7.750     .0400     7.710     03/01/2013
  600132715     ROZENBLYUM,SOFIA             8.500      .750    7.750     .0400     7.710     03/01/2013
  600132722     CURCI,WILLIAM,ZITA           8.500      .750    7.750     .0400     7.710     03/01/2013
  600132725     ZOURBAKHSH,REZA              8.500      .750    7.750     .0400     7.710     03/01/2013
  600132729     VAN VALIN/GVILD,WADE/KELL    8.625      .750    7.875     .0400     7.835     02/01/2013
  600132730     BEELER,ANDREW,ELLEN          8.625      .750    7.875     .0400     7.835     03/01/2013
  600132736     GARCIA,NOVAR                 8.625      .750    7.875     .0400     7.835     03/01/2013
  600132737     DEBACKER,EDWARD              8.625      .750    7.875     .0400     7.835     03/01/2013
  600132740     IUELE/PONTON,FRANCO,ELISA    8.625      .750    7.875     .0400     7.835     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132691     BUSH,BARRIE, CHRISTI       567443                       $968.83                  03/01/1998             180
  600132693     CHERSICLA,EDWARD,CHRISTIN  567653                     $1,664.21                  03/01/1998             180
  600132694     SWEETING,ADRIANA           567728                       $246.18                  03/01/1998             180
  600132698     CLARK,JANET                568136                       $192.23                  03/01/1998             180
  600132708     WATERS,ROBERT              568546                       $604.75                  03/01/1998             180
  600132710     LUNA,LEONARD,CECELIA       569620                     $1,426.33                  03/01/1998             180
  600132715     ROZENBLYUM,SOFIA           570695                       $816.59         2        03/01/1998             180
  600132722     CURCI,WILLIAM,ZITA         573511                       $922.70                  03/01/1998             180
  600132725     ZOURBAKHSH,REZA            573842                     $1,299.46                  03/01/1998             180
  600132729     VAN VALIN/GVILD,WADE/KELL  519580                     $1,331.58                  03/01/1998             180
  600132730     BEELER,ANDREW,ELLEN        519709                     $1,317.58                  03/01/1998             180
  600132736     GARCIA,NOVAR               553503                     $1,166.68                  03/01/1998             180
  600132737     DEBACKER,EDWARD            553525                     $1,213.35                  03/01/1998             180
  600132740     IUELE/PONTON,FRANCO,ELISA  554172                       $611.73                  03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132691     BUSH,BARRIE, CHRISTI                                                                          $180,000.00    N
  600132693     CHERSICLA,EDWARD,CHRISTIN                                                                     $241,500.00    N
  600132694     SWEETING,ADRIANA                                                                               $86,000.00    N
  600132698     CLARK,JANET                                                                                    $61,400.00    N
  600132708     WATERS,ROBERT                                                                                 $104,900.00    N
  600132710     LUNA,LEONARD,CECELIA                                                                          $265,000.00    N
  600132715     ROZENBLYUM,SOFIA                                                                              $118,000.00    N
  600132722     CURCI,WILLIAM,ZITA                                                                            $193,000.00    N
  600132725     ZOURBAKHSH,REZA                                                                               $212,000.00    N
  600132729     VAN VALIN/GVILD,WADE/KELL                                                                     $214,000.00    N
  600132730     BEELER,ANDREW,ELLEN                                                                           $242,000.00    N
  600132736     GARCIA,NOVAR                                                                                  $200,000.00    N
  600132737     DEBACKER,EDWARD                                                                               $195,000.00    N
  600132740     IUELE/PONTON,FRANCO,ELISA                                                                     $104,900.00    N


 (vlegal.ace v1.4)                                                 Page   48
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132741     MCKINNON,STEVEN,CHRISTIN   637 SOUTH STAPLEY DRIVE    MESA               AZ     85204       $52,900.00
  600132746     FITZGERALD,JEAN            161 WEST PACIFIC DRIVE     AMERICAN FORK      UT     84003       $60,000.00
  600132757     AMINIAN,BEHROUZ            645 W. 8TH STREET #E       MESA               AZ     85204      $130,872.68
  600132758     AMINIAN,BEHROUZ            645 W. 8TH STREET #F       MESA               AZ     85204      $130,872.68
  600132763     PRYSTAWIK,FRAUKE           10410 NORTH CAVE CREEK RO  PHOENIX            AZ     85020       $78,650.00
  600132770     BOGAR,KIMBERLY             8378 SAN RAMON DRIVE       LAS VEGAS          NV     89117      $149,800.00
  600132772     GOREGEN,LINDA              3040 BRIGANTINE WAY        LAS VEGAS          NV     89128       $92,000.00
  600132774     CANO,BRIDGET               753 MARIGOLD WAY           SAN MARCOS         CA     92069      $179,900.00
  600132783     TAPPEN,FRANK               1190 COTTAGE STREET NORTH  SALEM              OR     97301       $65,200.00
  600132829     LOYLESS,BOBBY, DEBBIE      2904 S ROOSEVELT           AMARILLO           TX     79103       $24,617.22
  600132836     WINKLEMAN,DOROTHY          819 AND 819 1/2 AVALON CO  SAN DIEGO          CA     92109      $150,000.00
  600132847     SHAVER,JAK,BEVERLY         2611 ADAMS AVENUE          OGDEN              UT     84401       $77,300.00
  600132859     HUHTA,MICHAEL,DARLENE      11414 STATE ROUTE 530 NOR  ARLINGTON          WA     98223      $203,000.00
  600132862     ALVAREZ,PATRICIO/LOURDE    8018 DIVING CLIFF LANE     SPRINGFIELD        VA     22153      $217,550.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132741     MCKINNON,STEVEN,CHRISTIN     8.625      .750    7.875     .0400     7.835     03/01/2013
  600132746     FITZGERALD,JEAN              8.625      .750    7.875     .0400     7.835     03/01/2013
  600132757     AMINIAN,BEHROUZ              8.625      .750    7.875     .0400     7.835     02/01/2013
  600132758     AMINIAN,BEHROUZ              8.625      .750    7.875     .0400     7.835     02/01/2013
  600132763     PRYSTAWIK,FRAUKE             8.625      .750    7.875     .0400     7.835     03/01/2013
  600132770     BOGAR,KIMBERLY               8.625      .750    7.875     .0400     7.835     03/01/2013
  600132772     GOREGEN,LINDA                8.625      .750    7.875     .0400     7.835     03/01/2013
  600132774     CANO,BRIDGET                 8.625      .750    7.875     .0400     7.835     03/01/2013
  600132783     TAPPEN,FRANK                 8.625      .750    7.875     .0400     7.835     03/01/2013
  600132829     LOYLESS,BOBBY, DEBBIE        8.875      .750    8.125     .0400     8.085     01/01/2013
  600132836     WINKLEMAN,DOROTHY            8.875      .750    8.125     .0400     8.085     03/01/2013
  600132847     SHAVER,JAK,BEVERLY           9.125      .750    8.375     .0400     8.335     03/01/2013
  600132859     HUHTA,MICHAEL,DARLENE        9.875     1.370    8.505     .0400     8.465     03/01/2013
  600132862     ALVAREZ,PATRICIO/LOURDE     10.125     1.730    8.395     .0400     8.355     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132741     MCKINNON,STEVEN,CHRISTIN   554413                       $411.45                  03/01/1998             180
  600132746     FITZGERALD,JEAN            559793                       $466.67                  03/01/1998             180
  600132757     AMINIAN,BEHROUZ            567801                     $1,018.52         7        03/01/1998             180
  600132758     AMINIAN,BEHROUZ            567802                     $1,018.52         7        03/01/1998             180
  600132763     PRYSTAWIK,FRAUKE           568601                       $611.73                  03/01/1998             180
  600132770     BOGAR,KIMBERLY             570807                     $1,165.13         7        03/01/1998             180
  600132772     GOREGEN,LINDA              571087                       $715.57                  03/01/1998             180
  600132774     CANO,BRIDGET               571137                     $1,399.24                  03/01/1998             180
  600132783     TAPPEN,FRANK               576614                       $507.12                  03/01/1998             180
  600132829     LOYLESS,BOBBY, DEBBIE      567416                       $249.19        19        03/01/1998             180
  600132836     WINKLEMAN,DOROTHY          571279                     $1,193.47                  03/01/1998             180
  600132847     SHAVER,JAK,BEVERLY         553610                       $628.94                  03/01/1998             180
  600132859     HUHTA,MICHAEL,DARLENE      572524                     $1,762.75        12        03/01/1998             180
  600132862     ALVAREZ,PATRICIO/LOURDE    551605                     $1,929.28        12        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132741     MCKINNON,STEVEN,CHRISTIN                                                                       $70,000.00    N
  600132746     FITZGERALD,JEAN                                                                                $95,000.00    N
  600132757     AMINIAN,BEHROUZ                                                                               $145,500.00    N
  600132758     AMINIAN,BEHROUZ                                                                               $145,500.00    N
  600132763     PRYSTAWIK,FRAUKE                                                                              $104,900.00    N
  600132770     BOGAR,KIMBERLY                                                                                $176,250.00    N
  600132772     GOREGEN,LINDA                                                                                 $115,000.00    N
  600132774     CANO,BRIDGET                                                                                  $224,900.00    N
  600132783     TAPPEN,FRANK                                                                                   $81,500.00    N
  600132829     LOYLESS,BOBBY, DEBBIE                                                                          $27,500.00    N
  600132836     WINKLEMAN,DOROTHY                                                                             $270,000.00    N
  600132847     SHAVER,JAK,BEVERLY                                                                             $97,000.00    N
  600132859     HUHTA,MICHAEL,DARLENE                                                                         $230,000.00    N
  600132862     ALVAREZ,PATRICIO/LOURDE                                                                       $229,000.00    N


 (vlegal.ace v1.4)                                                 Page   49
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132870     NEWBANKS,JOHN,CHERYL       2039 NORTH 197TH AVENUE    BUCKEYE            AZ     85326      $111,500.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132870     NEWBANKS,JOHN,CHERYL        10.875     1.950    8.925     .0400     8.885     03/01/2013


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132870     NEWBANKS,JOHN,CHERYL       554291                     $1,051.32        12        03/01/1998             180


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132870     NEWBANKS,JOHN,CHERYL                                                                          $129,000.00    N


 (vlegal.ace v1.4)                                                 Page   50
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  09:35:28               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1437    POOL NAME:      Group I

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL          673         0               69,261,646.67     107,952,424.25  69,564,822.00       613,916.08


 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066241     LIM,MAY                    242-09 54TH AVENUE         DOUGLASTON         NY     11362      $271,574.47
  500066401     THOMPSON,GARY              15145 LA ROCCA COURT       MORGAN HILL        CA     95037      $291,595.25
  500066594     WHITE,DOUGLAS P            11691 W. 5 MILE RD.        RAYMOND            WI     53126      $259,201.31
  500066627     FRANK,DANIEL S             3261 LAUREL CANYON BOULEV  LOS ANGELES        CA     91604      $295,384.12
  500066702     SHELTON,RON S              1817 W. MEADOW GRASS DRIV  LAKE VILLAGE       IL     60046      $244,941.12
  500066820     SPARKS,STEPHEN G           636 WINTERGREEN LANE       BOZEMAN            MT     59715      $269,395.10
  500066851     NUSBAUM,WILLIAM T&SUSAN M  2150 GREENLEAF ROAD        DE PERE            WI     54115      $470,316.15
  500066858     SCHECK,LEONARD M           263 LELY BEACH BOULEVARD   BONITA SPRINGS     FL     34134      $648,281.89
  500066863     GRAY,LAWRENCE K            184 C STILLSON ROAD        FAIRFIELD          CT     06430      $214,541.81
  500066871     SMITH,SUSAN L              7003 FOXFIRE DRIVE         CRYSTAL LAKE       IL     60014      $230,456.12
  500066876     FRAZIER,LARRY E            906 GREENWAY CIRCLE        DUNCANVILLE        TX     75137      $221,115.77
  500066903     KHURANA,MANMOHAN LALL      1416 VIA DAVALOS           PALOS VERDES ES    CA     90274      $933,662.10
  500066931     SHELL,MARLA P              15 NORBERT DRIVE           HAWTHORNE WOODS    IL     60047      $304,851.63
  500066953     BOGDAN,JON A               653 5TH STREET             TOWN OF SECAUCU    NJ     07094      $255,628.26


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066241     LIM,MAY                      8.125      .150    7.975     .1000     7.875     10/01/2022
  500066401     THOMPSON,GARY                7.625      .150    7.475     .1000     7.375     11/01/2027
  500066594     WHITE,DOUGLAS P              7.375      .150    7.225     .1000     7.125     11/01/2027
  500066627     FRANK,DANIEL S               7.625      .250    7.375     .0500     7.325     11/01/2027
  500066702     SHELTON,RON S                7.375      .150    7.225     .1000     7.125     12/01/2027
  500066820     SPARKS,STEPHEN G             7.500      .150    7.350     .1000     7.250     12/01/2027
  500066851     NUSBAUM,WILLIAM T&SUSAN M    7.750      .250    7.500     .0500     7.450     01/01/2028
  500066858     SCHECK,LEONARD M             8.125      .250    7.875     .0500     7.825     11/01/2027
  500066863     GRAY,LAWRENCE K              7.750      .150    7.600     .1000     7.500     12/01/2027
  500066871     SMITH,SUSAN L                7.250      .150    7.100     .1000     7.000     12/01/2027
  500066876     FRAZIER,LARRY E              7.625      .150    7.475     .1000     7.375     12/01/2027
  500066903     KHURANA,MANMOHAN LALL        8.000      .250    7.750     .0500     7.700     11/01/2027
  500066931     SHELL,MARLA P                7.000      .150    6.850     .1000     6.750     01/01/2028
  500066953     BOGDAN,JON A                 7.625      .150    7.475     .1000     7.375     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066241     LIM,MAY                    092453172                  $2,129.71                  03/01/1998             300
  500066401     THOMPSON,GARY              092458182                  $2,069.94         2        03/01/1998             360
  500066594     WHITE,DOUGLAS P            092464432                  $1,795.76                  03/01/1998             360
  500066627     FRANK,DANIEL S             092457785                  $2,096.84                  03/01/1998             360
  500066702     SHELTON,RON S              092462440                  $1,695.64        33        03/01/1998             360
  500066820     SPARKS,STEPHEN G           092468698                  $1,887.88                  03/01/1998             360
  500066851     NUSBAUM,WILLIAM T&SUSAN M  2021350                    $3,385.05                  03/01/1998             360
  500066858     SCHECK,LEONARD M           092461135                  $4,826.23                  03/01/1998             360
  500066863     GRAY,LAWRENCE K            092463359                  $1,540.29                  03/01/1998             360
  500066871     SMITH,SUSAN L              092465167                  $1,575.83                  03/01/1998             360
  500066876     FRAZIER,LARRY E            092468144                  $1,568.47                  03/01/1998             360
  500066903     KHURANA,MANMOHAN LALL      092460141                  $6,869.50                  03/01/1998             360
  500066931     SHELL,MARLA P              092464421                  $2,033.16                  03/01/1998             360
  500066953     BOGDAN,JON A               091897272                  $1,811.95                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066241     LIM,MAY                     .00       .00       .00       .000        .150          .250      $377,000.00    N
  500066401     THOMPSON,GARY               .00       .00       .00       .000        .150          .250      $324,950.00    N
  500066594     WHITE,DOUGLAS P             .00       .00       .00       .000        .150          .250      $325,000.00    N
  500066627     FRANK,DANIEL S              .00       .00       .00       .000        .250          .300      $395,000.00    N
  500066702     SHELTON,RON S               .00       .00       .00       .000        .150          .250      $273,895.00    N
  500066820     SPARKS,STEPHEN G            .00       .00       .00       .000        .150          .250      $475,000.00    N
  500066851     NUSBAUM,WILLIAM T&SUSAN M   .00       .00       .00       .000        .250          .300      $630,000.00    N
  500066858     SCHECK,LEONARD M            .00       .00       .00       .000        .250          .300      $900,000.00    N
  500066863     GRAY,LAWRENCE K             .00       .00       .00       .000        .150          .250      $435,000.00    N
  500066871     SMITH,SUSAN L               .00       .00       .00       .000        .150          .250      $289,900.00    N
  500066876     FRAZIER,LARRY E             .00       .00       .00       .000        .150          .250      $277,000.00    N
  500066903     KHURANA,MANMOHAN LALL       .00       .00       .00       .000        .250          .300    $1,345,000.00    N
  500066931     SHELL,MARLA P               .00       .00       .00       .000        .150          .250      $382,000.00    N
  500066953     BOGDAN,JON A                .00       .00       .00       .000        .150          .250      $320,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066970     MALTER,MICHAEL             77 GABLES COURT            SAN RAFAEL         CA     94903      $235,690.21
  500066974     FAZELPOOR,ILKHAN           238 MEDJAY LANE            DOVER TOWNSHIP     NJ     08754      $223,690.67
  500066987     PEREIRA,JOSE M             1140 CHERRY ROAD           EADS               TN     38028      $217,658.86
  500067002     PORTNOY,EVAN S             36 FARMINGTON LANE         MELVILLE           NY     11747      $278,344.77
  500067007     DONNELLY,JEFFREY M         398 FAIRVILLE RD           TOWNSHIP OF PEN    PA     19317      $269,556.07
  500067043     COATS,ANNA R               839 LAKE FOREST PARKWAY    LOUISVILLE         KY     40245      $249,228.36
  500067069     FARNSWORTH,LLOYD EARL      74 TETON PINES DRIVE       HENDERSON          NV     89014      $280,062.72
  500067089     HETZEL,KENNETH J           11439 CLAYTON ROAD         SAN JOSE           CA     95127      $249,374.23
  500067393     NICKEL,TODD W              2534  BREAUX TRACE         SEABROOK           TX     77586      $249,328.22
  500067404     JACKSON,MICHAEL G          6 COBURN DRIVE             ASHLAND            MA     01721      $284,356.78
  500067406     ENGLEFIELD,FW IV           LOT 8 RUBY OXBOW RANCH     SHERIDAN           MT     59749      $299,553.33
  500067408     MESSANO,RICHARD            9 WOLF RUN                 LONG VALLEY        NJ     07083      $279,603.49
  500067409     GRUENDEL,F HERBERT         28 JUNIPER POINT           BRANFORD           CT     06405      $359,463.99
  500067419     DURDALL,EUGENIA            1812 EDGEWOOD LANE         MENLO PARK         CA     94025      $339,493.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066970     MALTER,MICHAEL               8.125      .250    7.875     .0500     7.825     01/01/2028
  500066974     FAZELPOOR,ILKHAN             7.875      .150    7.725     .1000     7.625     01/01/2028
  500066987     PEREIRA,JOSE M               7.250      .150    7.100     .1000     7.000     01/01/2028
  500067002     PORTNOY,EVAN S               7.500      .150    7.350     .1000     7.250     01/01/2028
  500067007     DONNELLY,JEFFREY M           7.000      .150    6.850     .1000     6.750     01/01/2028
  500067043     COATS,ANNA R                 7.500      .150    7.350     .1000     7.250     01/01/2028
  500067069     FARNSWORTH,LLOYD EARL        7.875      .150    7.725     .1000     7.625     01/01/2028
  500067089     HETZEL,KENNETH J             7.500      .150    7.350     .1000     7.250     01/01/2028
  500067393     NICKEL,TODD W                7.500      .150    7.350     .1000     7.250     01/01/2028
  500067404     JACKSON,MICHAEL G            7.875      .150    7.725     .1000     7.625     01/01/2028
  500067406     ENGLEFIELD,FW IV             7.500      .150    7.350     .1000     7.250     01/01/2028
  500067408     MESSANO,RICHARD              7.750      .150    7.600     .1000     7.500     01/01/2028
  500067409     GRUENDEL,F HERBERT           7.500      .150    7.350     .1000     7.250     01/01/2028
  500067419     DURDALL,EUGENIA              7.500      .250    7.250     .0500     7.200     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066970     MALTER,MICHAEL             092472248                  $1,752.29                  03/01/1998             360
  500066974     FAZELPOOR,ILKHAN           092411166                  $1,624.16                  03/01/1998             360
  500066987     PEREIRA,JOSE M             092468137                  $1,487.14         3        03/01/1998             360
  500067002     PORTNOY,EVAN S             092444010                  $1,957.80                  03/01/1998             360
  500067007     DONNELLY,JEFFREY M         092465228                  $1,796.32        12        03/01/1998             360
  500067043     COATS,ANNA R               092472214                  $1,745.24                  03/01/1998             360
  500067069     FARNSWORTH,LLOYD EARL      092422317                  $2,033.46                  03/01/1998             360
  500067089     HETZEL,KENNETH J           092473483                  $1,748.04                  03/01/1998             360
  500067393     NICKEL,TODD W              600000084                  $1,745.94        33        03/01/1998             360
  500067404     JACKSON,MICHAEL G          092414218                  $2,064.64                  03/01/1998             360
  500067406     ENGLEFIELD,FW IV           092421839                  $2,097.64                  03/01/1998             360
  500067408     MESSANO,RICHARD            092435001                  $2,005.95                  03/01/1998             360
  500067409     GRUENDEL,F HERBERT         092435049                  $2,517.17                  03/01/1998             360
  500067419     DURDALL,EUGENIA            092470215                  $2,377.33                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066970     MALTER,MICHAEL              .00       .00       .00       .000        .250          .300      $320,000.00    N
  500066974     FAZELPOOR,ILKHAN            .00       .00       .00       .000        .150          .250      $329,000.00    N
  500066987     PEREIRA,JOSE M              .00       .00       .00       .000        .150          .250      $268,000.00    N
  500067002     PORTNOY,EVAN S              .00       .00       .00       .000        .150          .250      $374,000.00    N
  500067007     DONNELLY,JEFFREY M          .00       .00       .00       .000        .150          .250      $300,000.00    N
  500067043     COATS,ANNA R                .00       .00       .00       .000        .150          .250      $312,000.00    N
  500067069     FARNSWORTH,LLOYD EARL       .00       .00       .00       .000        .150          .250      $350,578.77    N
  500067089     HETZEL,KENNETH J            .00       .00       .00       .000        .150          .250      $350,000.00    N
  500067393     NICKEL,TODD W               .00       .00       .00       .000        .150          .250      $262,900.00    N
  500067404     JACKSON,MICHAEL G           .00       .00       .00       .000        .150          .250      $356,677.00    N
  500067406     ENGLEFIELD,FW IV            .00       .00       .00       .000        .150          .250      $380,000.00    N
  500067408     MESSANO,RICHARD             .00       .00       .00       .000        .150          .250      $390,000.00    N
  500067409     GRUENDEL,F HERBERT          .00       .00       .00       .000        .150          .250      $880,000.00    N
  500067419     DURDALL,EUGENIA             .00       .00       .00       .000        .250          .300      $860,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067455     BARBER,BRIAN P             1080 WEKIVA AVE            CAMPBELL           CA     95008      $269,228.81
  500067457     DEMAY,MARK WILLIAM         570 ROCKROSE COURT         INCLINE VILLAGE    NV     89451      $294,571.62
  500067458     PESCATORE,HENRY C          9 BISHOPS WAY              NORTH READING      MA     01864      $319,546.84
  500067460     WEAVER,ROBERT A            16299 ORCHARD SPRINGS ROA  GRASS VALLEY       CA     95945      $387,436.57
  500067464     SKINNER,DAVID C            13410  QUEENSBURY          HOUSTON            TX     77079      $259,802.16
  500067468     ELGIN,ERNEST A III         585 FARMDALE ROAD          FRANKLIN LAKES     NJ     07417      $374,721.70
  500067469     TURNER,SCOTT               15 CAUMSETT FARMS LANE     WOODBURY (OYSTE    NY     11797      $519,263.59
  500067471     BARRY,JOSEPH               1464 PASEO DE ORO          LOS ANGELES (PA    CA     90272      $467,675.82
  500067472     DAVIDSON,WILLIAM F JR      75 NOD ROAD                RIDGEFIELD         CT     06877      $487,129.05
  500067473     CAMAZINE,SCOTT M           310 WEST MAIN STREET       BOALSBURG          PA     16827      $329,532.68
  500067474     ADELMANN,BARON W           12748 N. 78TH STREET       SCOTTSDALE         AZ     85260      $275,795.17
  500067475     VINCETT,WILLIAM K          935 RED OAK DRIVE          PITTSBURGH         PA     15238      $310,780.50
  500067476     LAMARRE,MARK C             50 SOUTH MAIN STREET       KENNEBUNKPORT      ME     04046      $304,784.73
  500067478     HENDERSON,LLOYD L JR       7564 EICHER DRIVE          SHAWNEE            KS     66217      $265,807.48


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067455     BARBER,BRIAN P               7.625      .150    7.475     .1000     7.375     01/01/2028
  500067457     DEMAY,MARK WILLIAM           7.625      .150    7.475     .1000     7.375     01/01/2028
  500067458     PESCATORE,HENRY C            7.750      .250    7.500     .0500     7.450     01/01/2028
  500067460     WEAVER,ROBERT A              7.625      .150    7.475     .1000     7.375     01/01/2028
  500067464     SKINNER,DAVID C              7.375      .150    7.225     .1000     7.125     02/01/2028
  500067468     ELGIN,ERNEST A III           7.500      .150    7.350     .1000     7.250     02/01/2028
  500067469     TURNER,SCOTT                 7.750      .250    7.500     .0500     7.450     01/01/2028
  500067471     BARRY,JOSEPH                 7.625      .250    7.375     .0500     7.325     12/01/2027
  500067472     DAVIDSON,WILLIAM F JR        7.375      .150    7.225     .1000     7.125     02/01/2028
  500067473     CAMAZINE,SCOTT M             7.750      .150    7.600     .1000     7.500     01/01/2028
  500067474     ADELMANN,BARON W             7.500      .150    7.350     .1000     7.250     02/01/2028
  500067475     VINCETT,WILLIAM K            7.750      .150    7.600     .1000     7.500     02/01/2028
  500067476     LAMARRE,MARK C               7.750      .150    7.600     .1000     7.500     02/01/2028
  500067478     HENDERSON,LLOYD L JR         7.625      .150    7.475     .1000     7.375     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067455     BARBER,BRIAN P             092469974                  $1,911.04                  03/01/1998             360
  500067457     DEMAY,MARK WILLIAM         092471753                  $2,087.99         2        03/01/1998             360
  500067458     PESCATORE,HENRY C          092471798                  $2,292.52                  03/01/1998             360
  500067460     WEAVER,ROBERT A            092472814                  $2,746.24                  03/01/1998             360
  500067464     SKINNER,DAVID C            600000028                  $1,795.76                  03/01/1998             360
  500067468     ELGIN,ERNEST A III         092446260                  $2,622.05                  03/01/1998             360
  500067469     TURNER,SCOTT               092459283                  $3,725.35                  03/01/1998             360
  500067471     BARRY,JOSEPH               092467941                  $3,317.43                  03/01/1998             360
  500067472     DAVIDSON,WILLIAM F JR      092468391                  $3,367.04                  03/01/1998             360
  500067473     CAMAZINE,SCOTT M           092468440                  $2,364.16                  03/01/1998             360
  500067474     ADELMANN,BARON W           092471076                  $1,929.83                  03/01/1998             360
  500067475     VINCETT,WILLIAM K          092471285                  $2,228.04                  03/01/1998             360
  500067476     LAMARRE,MARK C             092473675                  $2,185.06                  03/01/1998             360
  500067478     HENDERSON,LLOYD L JR       092476155                  $1,882.73        12        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067455     BARBER,BRIAN P              .00       .00       .00       .000        .150          .250      $450,000.00    N
  500067457     DEMAY,MARK WILLIAM          .00       .00       .00       .000        .150          .250      $353,000.00    N
  500067458     PESCATORE,HENRY C           .00       .00       .00       .000        .250          .300      $450,000.00    N
  500067460     WEAVER,ROBERT A             .00       .00       .00       .000        .150          .250      $510,000.00    N
  500067464     SKINNER,DAVID C             .00       .00       .00       .000        .150          .250      $347,000.00    N
  500067468     ELGIN,ERNEST A III          .00       .00       .00       .000        .150          .250      $525,000.00    N
  500067469     TURNER,SCOTT                .00       .00       .00       .000        .250          .300      $650,000.00    N
  500067471     BARRY,JOSEPH                .00       .00       .00       .000        .250          .300      $715,000.00    N
  500067472     DAVIDSON,WILLIAM F JR       .00       .00       .00       .000        .150          .250      $650,000.00    N
  500067473     CAMAZINE,SCOTT M            .00       .00       .00       .000        .150          .250      $440,000.00    N
  500067474     ADELMANN,BARON W            .00       .00       .00       .000        .150          .250      $375,000.00    N
  500067475     VINCETT,WILLIAM K           .00       .00       .00       .000        .150          .250      $389,000.00    N
  500067476     LAMARRE,MARK C              .00       .00       .00       .000        .150          .250      $475,000.00    N
  500067478     HENDERSON,LLOYD L JR        .00       .00       .00       .000        .150          .250      $280,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067479     ERWAY,PAUL S               2330 VILLA PLACE           SANTA CLARA        CA     95054      $264,862.93
  500067488     SMITH,KIMBERLY R           233 SAYRE DRIVE            PRINCETON          NJ     08540      $257,009.12
  500067489     RUBIN,RONALD B             24 LEICESTER ROAD          MARBLEHEAD         MA     01945      $239,668.58
  500067493     BACKMAN,PAUL A             405 HOUTZ LANE             PORT MATILDA       PA     16870      $263,808.92
  500067509     BROCK,RUSSELL              79 E. VINEDO LANE          TEMPE              AZ     85284      $247,220.27
  500067510     PHAIR,THOMAS J             1 THORNTON DRIVE           BURLINGTON         MA     01803      $241,411.53
  500067514     CALL,REVIS S               834 DELAWARE ROAD          BURBANK            CA     91504      $281,590.50
  500067517     BARKER,SANDRA L            8046 CHESTERSHIRE DRIVE    CINCINNATI         OH     45241      $272,812.12
  500067519     HENDERSON,MICHAEL A        4904 CLEARWATER LANE       NAPERVILLE         IL     60564      $248,529.40
  500067528     ZIEGLER,DEBORAH M          23 SMITH STREET            WESTBOROUGH        MA     00000      $362,512.43
  500067531     MANDESE,JOSEPH             1109 BROOKSIDE DRIVE       FAIRFIELD          CT     06430      $242,841.04
  500067532     BAUER,JEFFREY F            36 PYE BROOK LANE          BOXFORD            MA     01921      $282,028.13
  500067534     WECKENBROCK,GREGORY PAUL   683 CANTERBURY LANE        EDGEWOOD           KY     41017      $396,451.77
  500067536     SINGER,DAVID M             53 FIELDSTONE DR.          MORRIS TOWNSHIP    NJ     07960      $281,391.01


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067479     ERWAY,PAUL S                 7.750      .150    7.600     .1000     7.500     02/01/2028
  500067488     SMITH,KIMBERLY R             7.500      .150    7.350     .1000     7.250     02/01/2028
  500067489     RUBIN,RONALD B               7.875      .250    7.625     .0500     7.575     01/01/2028
  500067493     BACKMAN,PAUL A               7.625      .150    7.475     .1000     7.375     02/01/2028
  500067509     BROCK,RUSSELL                7.500      .150    7.350     .1000     7.250     02/01/2028
  500067510     PHAIR,THOMAS J               7.250      .150    7.100     .1000     7.000     02/01/2028
  500067514     CALL,REVIS S                 7.625      .250    7.375     .0500     7.325     01/01/2028
  500067517     BARKER,SANDRA L              7.875      .150    7.725     .1000     7.625     02/01/2028
  500067519     HENDERSON,MICHAEL A          7.500      .250    7.250     .0500     7.200     01/01/2028
  500067528     ZIEGLER,DEBORAH M            7.625      .150    7.475     .1000     7.375     02/01/2028
  500067531     MANDESE,JOSEPH               8.125      .150    7.975     .1000     7.875     02/01/2028
  500067532     BAUER,JEFFREY F              7.875      .250    7.625     .0500     7.575     01/01/2028
  500067534     WECKENBROCK,GREGORY PAUL     7.875      .250    7.625     .0500     7.575     01/01/2028
  500067536     SINGER,DAVID M               7.500      .150    7.350     .1000     7.250     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067479     ERWAY,PAUL S               092476161                  $1,898.85         2        03/01/1998             360
  500067488     SMITH,KIMBERLY R           092467136                  $1,798.38                  03/01/1998             360
  500067489     RUBIN,RONALD B             092471730                  $1,740.17                  03/01/1998             360
  500067493     BACKMAN,PAUL A             092475828                  $1,868.58                  03/01/1998             360
  500067509     BROCK,RUSSELL              092457357                  $1,730.91                  03/01/1998             360
  500067510     PHAIR,THOMAS J             092462855                  $1,648.14                  03/01/1998             360
  500067514     CALL,REVIS S               092473605                  $1,995.98                  03/01/1998             360
  500067517     BARKER,SANDRA L            092477946                  $1,979.44                  03/01/1998             360
  500067519     HENDERSON,MICHAEL A        092479412                  $1,740.35        14        03/01/1998             360
  500067528     ZIEGLER,DEBORAH M          092435099                  $2,567.70                  03/01/1998             360
  500067531     MANDESE,JOSEPH             092470530                  $1,804.27                  03/01/1998             360
  500067532     BAUER,JEFFREY F            092471779                  $2,048.33                  03/01/1998             360
  500067534     WECKENBROCK,GREGORY PAUL   092472858                  $2,878.53                  03/01/1998             360
  500067536     SINGER,DAVID M             092474088                  $1,968.99                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067479     ERWAY,PAUL S                .00       .00       .00       .000        .150          .250      $279,000.00    N
  500067488     SMITH,KIMBERLY R            .00       .00       .00       .000        .150          .250      $321,500.00    N
  500067489     RUBIN,RONALD B              .00       .00       .00       .000        .250          .300      $300,000.00    N
  500067493     BACKMAN,PAUL A              .00       .00       .00       .000        .150          .250      $330,000.00    N
  500067509     BROCK,RUSSELL               .00       .00       .00       .000        .150          .250      $309,454.00    N
  500067510     PHAIR,THOMAS J              .00       .00       .00       .000        .150          .250      $302,000.00    N
  500067514     CALL,REVIS S                .00       .00       .00       .000        .250          .300      $360,000.00    N
  500067517     BARKER,SANDRA L             .00       .00       .00       .000        .150          .250      $364,000.00    N
  500067519     HENDERSON,MICHAEL A         .00       .00       .00       .000        .250          .300      $262,000.00    N
  500067528     ZIEGLER,DEBORAH M           .00       .00       .00       .000        .150          .250      $453,469.00    N
  500067531     MANDESE,JOSEPH              .00       .00       .00       .000        .150          .250      $350,000.00    N
  500067532     BAUER,JEFFREY F             .00       .00       .00       .000        .250          .300      $373,000.00    N
  500067534     WECKENBROCK,GREGORY PAUL    .00       .00       .00       .000        .250          .300      $500,000.00    N
  500067536     SINGER,DAVID M              .00       .00       .00       .000        .150          .250      $352,000.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067539     KEANEHAJDAROVIC,MARGARET   6 PALMER COURT             RIDGEFIELD         CT     06877      $424,684.59
  500067542     WILLIAMS,KEVIN R           419 TIMBER RIDGE DRIVE     BARTLETT           IL     60103      $292,782.55
  500067549     MAIR,BRIAN                 11025 WHITEHAWK STREET     PLANTATION         FL     33324      $399,724.72
  500067550     GEORGE,DONALD W            4 AUSTIN  DRIVE            BASKING RIDGE      NJ     07920      $390,624.10
  500067552     BARBER,ANTHONY RODMAN      1016 CREST DRIVE           SANTA ROSA         CA     95404      $231,529.88
  500067556     MCNELLY,CHARLES H          3508 RUSSELL THOMAS LANE   DAVIDSONVILLE      MD     21035      $273,801.68
  500067557     BOTTONI,CRAIG              2801  PASS A GRILLE WAY    ST. PETE BEACH     FL     33706      $335,762.85
  500067564     LANDI,JON R                HARRISONVILLE ROAD         HARRISON TOWNSH    NJ     08062      $343,663.33
  500067566     LITTLE,GLEN D              24 EUGENE CIRCLE           LINCOLN PARK BO    NJ     07035      $328,273.93
  500067567     HABER,ROBERT               44 BREWSTER ROAD           SCARSDALE          NY     10583      $635,551.12
  500067568     GUZMAN,SYLVIA M            14640 CUTSTONE WAY         SILVER SPRING      MD     20905      $302,775.13
  500067569     LANDAU,ELIAS B             820 ROSCOMMON ROAD         LOWER MERION TO    PA     19010      $723,489.01
  500067571     LINCOLN,JEFFREY S          1128 WINDING DRIVE         CHERRY HILL        NJ     08003      $305,772.90
  500067575     MASON,BARRY S              481 WEST CLARK STREET      UPLAND             CA     91784      $315,759.55


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067539     KEANEHAJDAROVIC,MARGARET     7.500      .150    7.350     .1000     7.250     02/01/2028
  500067542     WILLIAMS,KEVIN R             7.500      .150    7.350     .1000     7.250     02/01/2028
  500067549     MAIR,BRIAN                   7.875      .150    7.725     .1000     7.625     02/01/2028
  500067550     GEORGE,DONALD W              7.750      .150    7.600     .1000     7.500     02/01/2028
  500067552     BARBER,ANTHONY RODMAN        8.000      .250    7.750     .0500     7.700     12/01/2027
  500067556     MCNELLY,CHARLES H            7.625      .150    7.475     .1000     7.375     02/01/2028
  500067557     BOTTONI,CRAIG                7.750      .150    7.600     .1000     7.500     02/01/2028
  500067564     LANDI,JON R                  7.875      .150    7.725     .1000     7.625     02/01/2028
  500067566     LITTLE,GLEN D                7.875      .150    7.725     .1000     7.625     02/01/2028
  500067567     HABER,ROBERT                 7.750      .150    7.600     .1000     7.500     02/01/2028
  500067568     GUZMAN,SYLVIA M              7.500      .150    7.350     .1000     7.250     02/01/2028
  500067569     LANDAU,ELIAS B               7.750      .150    7.600     .1000     7.500     02/01/2028
  500067571     LINCOLN,JEFFREY S            7.500      .150    7.350     .1000     7.250     02/01/2028
  500067575     MASON,BARRY S                7.375      .150    7.225     .1000     7.125     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067539     KEANEHAJDAROVIC,MARGARET   092475943                  $2,971.66                  03/01/1998             360
  500067542     WILLIAMS,KEVIN R           092477842                  $2,048.70                  03/01/1998             360
  500067549     MAIR,BRIAN                 092425445                  $2,900.28         3        03/01/1998             360
  500067550     GEORGE,DONALD W            092446610                  $2,800.46         3        03/01/1998             360
  500067552     BARBER,ANTHONY RODMAN      092467360                  $1,702.33                  03/01/1998             360
  500067556     MCNELLY,CHARLES H          092477158                  $1,939.36                  03/01/1998             360
  500067557     BOTTONI,CRAIG              600000080                  $2,407.15                  03/01/1998             360
  500067564     LANDI,JON R                092430762                  $2,493.51        12        03/01/1998             360
  500067566     LITTLE,GLEN D              092468696                  $2,381.85         3        03/01/1998             360
  500067567     HABER,ROBERT               092469017                  $4,556.38                  03/01/1998             360
  500067568     GUZMAN,SYLVIA M            092473012                  $2,118.62                  03/01/1998             360
  500067569     LANDAU,ELIAS B             092473983                  $5,186.82                  03/01/1998             360
  500067571     LINCOLN,JEFFREY S          092477175                  $2,139.60        12        03/01/1998             360
  500067575     MASON,BARRY S              092478100                  $2,182.53                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067539     KEANEHAJDAROVIC,MARGARET    .00       .00       .00       .000        .150          .250      $541,000.00    N
  500067542     WILLIAMS,KEVIN R            .00       .00       .00       .000        .150          .250      $425,000.00    N
  500067549     MAIR,BRIAN                  .00       .00       .00       .000        .150          .250      $446,192.66    N
  500067550     GEORGE,DONALD W             .00       .00       .00       .000        .150          .250      $435,000.00    N
  500067552     BARBER,ANTHONY RODMAN       .00       .00       .00       .000        .250          .300      $295,000.00    N
  500067556     MCNELLY,CHARLES H           .00       .00       .00       .000        .150          .250      $418,000.00    N
  500067557     BOTTONI,CRAIG               .00       .00       .00       .000        .150          .250      $420,000.00    N
  500067564     LANDI,JON R                 .00       .00       .00       .000        .150          .250      $362,000.00    N
  500067566     LITTLE,GLEN D               .00       .00       .00       .000        .150          .250      $365,000.00    N
  500067567     HABER,ROBERT                .00       .00       .00       .000        .150          .250      $840,000.00    N
  500067568     GUZMAN,SYLVIA M             .00       .00       .00       .000        .150          .250      $450,000.00    N
  500067569     LANDAU,ELIAS B              .00       .00       .00       .000        .150          .250      $905,000.00    N
  500067571     LINCOLN,JEFFREY S           .00       .00       .00       .000        .150          .250      $340,000.00    N
  500067575     MASON,BARRY S               .00       .00       .00       .000        .150          .250      $450,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067577     TAYLOR,LEIGHTON R JR       1677 SAGE CANYON ROAD      ST. HELENA         CA     94574      $669,502.76
  500067579     CARR,CHRISTOPHER W         15107 W ROUTE 176          WOODSTOCK          IL     60098      $259,531.94
  500067581     STEINER,NORMAN F           11820 NIWOT ROAD           LONGMONT           CO     80501      $599,554.71
  500067582     PATRIZIO,MARK              40 CYPRESS HOLLOW DRIVE    MILL VALLEY        CA     94941      $589,539.74
  500067605     BISHOP,MICHAEL J           3608 EDGEWATER DR.         HAZEL CREST        IL     60429      $250,977.16
  500067609     NEISS,MICHAEL              43 LAKEVIEW DRIVE          OLD TAPPAN         NJ     07675      $327,768.18
  500067610     THOMSON,MARK A             427 SOUTH THURLOW          HINSDALE           IL     60521      $499,628.93
  500067612     HUMMEL,DENNIS L            16314 CHAMPION DRIVE       CHESTERFIELD       MO     63005      $475,628.67
  500067613     TERRY,THOMAS D JR          1857 LONG RIDGE ROAD       STAMFORD           CT     06903      $368,719.22
  500067616     KONDON,CHRISTOPHER J       161 SOUTH VISTA STREET     LOS ANGELES        CA     90036      $336,737.11
  500067617     TINSLEY,KENNETH M          2167 N. PIERCE ST.         ARLINGTON          VA     22209      $319,768.39
  500067618     SCHNEEMAN,YOLANDE T        10 MT. FORAKER COURT       SAN RAFAEL         CA     94903      $339,747.67
  500067619     CALADO,BRIAN A             13508 NE 29TH PL           BELLEVUE           WA     98005      $267,920.98
  500067620     DEAN,ALEXANDER L JR        2841 FILBERT STREET        SAN FRANCISCO      CA     94123    $1,099,183.64


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067577     TAYLOR,LEIGHTON R JR         7.500      .150    7.350     .1000     7.250     02/01/2028
  500067579     CARR,CHRISTOPHER W           7.750      .250    7.500     .0500     7.450     01/01/2028
  500067581     STEINER,NORMAN F             7.500      .150    7.350     .1000     7.250     02/01/2028
  500067582     PATRIZIO,MARK                7.250      .150    7.100     .1000     7.000     02/01/2028
  500067605     BISHOP,MICHAEL J             7.875      .150    7.725     .1000     7.625     02/01/2028
  500067609     NEISS,MICHAEL                7.750      .150    7.600     .1000     7.500     02/01/2028
  500067610     THOMSON,MARK A               7.500      .150    7.350     .1000     7.250     02/01/2028
  500067612     HUMMEL,DENNIS L              7.250      .150    7.100     .1000     7.000     02/01/2028
  500067613     TERRY,THOMAS D JR            7.375      .150    7.225     .1000     7.125     02/01/2028
  500067616     KONDON,CHRISTOPHER J         7.250      .150    7.100     .1000     7.000     02/01/2028
  500067617     TINSLEY,KENNETH M            7.625      .150    7.475     .1000     7.375     02/01/2028
  500067618     SCHNEEMAN,YOLANDE T          7.500      .150    7.350     .1000     7.250     02/01/2028
  500067619     CALADO,BRIAN A               7.375      .150    7.225     .1000     7.125     02/01/2028
  500067620     DEAN,ALEXANDER L JR          7.500      .150    7.350     .1000     7.250     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067577     TAYLOR,LEIGHTON R JR       092478534                  $4,684.74                  03/01/1998             360
  500067579     CARR,CHRISTOPHER W         092479410                  $1,861.96        14        03/01/1998             360
  500067581     STEINER,NORMAN F           092480026                  $4,195.29                  03/01/1998             360
  500067582     PATRIZIO,MARK              092481367                  $4,024.84                  03/01/1998             360
  500067605     BISHOP,MICHAEL J           092448893                  $1,821.01        12        03/01/1998             360
  500067609     NEISS,MICHAEL              092475350                  $2,349.83                  03/01/1998             360
  500067610     THOMSON,MARK A             092475501                  $3,496.07                  03/01/1998             360
  500067612     HUMMEL,DENNIS L            092478838                  $3,247.16         3        03/01/1998             360
  500067613     TERRY,THOMAS D JR          092478848                  $2,548.59         3        03/01/1998             360
  500067616     KONDON,CHRISTOPHER J       092479493                  $2,298.93                  03/01/1998             360
  500067617     TINSLEY,KENNETH M          092480191                  $2,264.94                  03/01/1998             360
  500067618     SCHNEEMAN,YOLANDE T        092481240                  $2,377.33                  03/01/1998             360
  500067619     CALADO,BRIAN A             092481411                  $1,851.87                  03/01/1998             360
  500067620     DEAN,ALEXANDER L JR        092482439                  $7,691.36                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067577     TAYLOR,LEIGHTON R JR        .00       .00       .00       .000        .150          .250    $2,350,000.00    N
  500067579     CARR,CHRISTOPHER W          .00       .00       .00       .000        .250          .300      $273,600.00    N
  500067581     STEINER,NORMAN F            .00       .00       .00       .000        .150          .250      $850,000.00    N
  500067582     PATRIZIO,MARK               .00       .00       .00       .000        .150          .250      $900,000.00    N
  500067605     BISHOP,MICHAEL J            .00       .00       .00       .000        .150          .250      $279,106.20    N
  500067609     NEISS,MICHAEL               .00       .00       .00       .000        .150          .250      $410,000.00    N
  500067610     THOMSON,MARK A              .00       .00       .00       .000        .150          .250      $724,000.00    N
  500067612     HUMMEL,DENNIS L             .00       .00       .00       .000        .150          .250      $560,000.00    N
  500067613     TERRY,THOMAS D JR           .00       .00       .00       .000        .150          .250      $410,000.00    N
  500067616     KONDON,CHRISTOPHER J        .00       .00       .00       .000        .150          .250      $424,000.00    N
  500067617     TINSLEY,KENNETH M           .00       .00       .00       .000        .150          .250      $400,000.00    N
  500067618     SCHNEEMAN,YOLANDE T         .00       .00       .00       .000        .150          .250      $425,000.00    N
  500067619     CALADO,BRIAN A              .00       .00       .00       .000        .150          .250      $357,500.00    N
  500067620     DEAN,ALEXANDER L JR         .00       .00       .00       .000        .150          .250    $1,460,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067623     BURT,NANCY B               507 GARDEN ST              SACRAMENTO         CA     95815      $296,468.54
  500067647     NESTER,BRIAN A             819 DRESHER WAY            WAYNE              PA     19087      $605,163.18
  500067650     COUGHLIN,ROBERT J          1432 APPLE HILL ROAD       CINCINNATI         OH     45230      $319,546.83
  500067652     MORRISON,ROBERT M          13 BROWNHOUSE ROAD         OLD GREENWICH      CT     06870      $664,000.00
  500067653     FITZPATRICK,TAM            12613 APPLETON WAY         LOS ANGELES        CA     90066      $259,612.87
  500067654     BILBO,JAMES T              31 AVONDALE LANE           BEAVER CREEK       CO     81620      $386,465.58
  500067660     NALBACH,ROBERT D           5204 CLAYTON COURT         LA VERNE           CA     91750      $723,236.11
  500067662     THORNTON,KENT A            2840 LINKS DRIVE           BOULDER            CO     80301      $425,000.00
  500067678     RUGGERI,FRANCESCO          105 ROCKRIDGE LANE         SANTA CRUZ         CA     95060      $397,304.92
  500067679     MORRIS,TIMOTHY             3132 HACKNEY LANE          WALNUT CREEK       CA     94598      $238,500.00
  500067680     BAIRD,GARY ROGER           856 TYNE BOULEVARD         NASHVILLE          TN     37220      $580,818.63
  500067681     PROUT,RANDALL S            651 WEST 9TH STREET        CLAREMONT          CA     91711      $370,000.00
  500067682     BLOISO,GLENN T             1 WHITE PINE DRIVE         MONTOURSVILLE      PA     17754      $359,745.92
  500067707     REMY,MICHAEL C             121 KISSAM LANE            GLENWOOD LANDIN    NY     11547      $286,200.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067623     BURT,NANCY B                 7.250      .150    7.100     .1000     7.000     02/01/2028
  500067647     NESTER,BRIAN A               7.875      .250    7.625     .0500     7.575     01/01/2028
  500067650     COUGHLIN,ROBERT J            7.750      .250    7.500     .0500     7.450     01/01/2028
  500067652     MORRISON,ROBERT M            7.250      .150    7.100     .1000     7.000     03/01/2028
  500067653     FITZPATRICK,TAM              7.500      .250    7.250     .0500     7.200     01/01/2028
  500067654     BILBO,JAMES T                7.875      .250    7.625     .0500     7.575     01/01/2028
  500067660     NALBACH,ROBERT D             7.750      .150    7.600     .1000     7.500     02/01/2028
  500067662     THORNTON,KENT A              7.250      .150    7.100     .1000     7.000     03/01/2028
  500067678     RUGGERI,FRANCESCO            7.500      .250    7.250     .0500     7.200     02/01/2028
  500067679     MORRIS,TIMOTHY               7.250      .150    7.100     .1000     7.000     03/01/2028
  500067680     BAIRD,GARY ROGER             7.500      .150    7.350     .1000     7.250     02/01/2028
  500067681     PROUT,RANDALL S              7.625      .150    7.475     .1000     7.375     03/01/2028
  500067682     BLOISO,GLENN T               7.750      .150    7.600     .1000     7.500     02/01/2028
  500067707     REMY,MICHAEL C               7.875      .150    7.725     .1000     7.625     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067623     BURT,NANCY B               092484399                  $2,024.02                  03/01/1998             360
  500067647     NESTER,BRIAN A             092465996                  $4,393.92                  03/01/1998             360
  500067650     COUGHLIN,ROBERT J          092467367                  $2,292.52                  03/01/1998             360
  500067652     MORRISON,ROBERT M          092473935                  $4,529.65                  03/01/1998             360
  500067653     FITZPATRICK,TAM            092474446                  $1,817.96                  03/01/1998             360
  500067654     BILBO,JAMES T              092475056                  $2,806.02                  03/01/1998             360
  500067660     NALBACH,ROBERT D           092479822                  $5,193.99                  03/01/1998             360
  500067662     THORNTON,KENT A            092480886                  $2,899.25                  03/01/1998             360
  500067678     RUGGERI,FRANCESCO          092480763                  $2,780.08                  03/01/1998             360
  500067679     MORRIS,TIMOTHY             092481088                  $1,626.99        12        03/01/1998             360
  500067680     BAIRD,GARY ROGER           092481236                  $4,064.18                  03/01/1998             360
  500067681     PROUT,RANDALL S            092481870                  $2,618.84                  03/01/1998             360
  500067682     BLOISO,GLENN T             092484464                  $2,579.08                  03/01/1998             360
  500067707     REMY,MICHAEL C             092467428                  $2,075.15         2        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067623     BURT,NANCY B                .00       .00       .00       .000        .150          .250      $400,000.00    N
  500067647     NESTER,BRIAN A              .00       .00       .00       .000        .250          .300      $795,000.00    N
  500067650     COUGHLIN,ROBERT J           .00       .00       .00       .000        .250          .300      $400,000.00    N
  500067652     MORRISON,ROBERT M           .00       .00       .00       .000        .150          .250      $830,000.00    N
  500067653     FITZPATRICK,TAM             .00       .00       .00       .000        .250          .300      $364,500.00    N
  500067654     BILBO,JAMES T               .00       .00       .00       .000        .250          .300      $605,000.00    N
  500067660     NALBACH,ROBERT D            .00       .00       .00       .000        .150          .250    $1,190,000.00    N
  500067662     THORNTON,KENT A             .00       .00       .00       .000        .150          .250      $750,000.00    N
  500067678     RUGGERI,FRANCESCO           .00       .00       .00       .000        .250          .300      $497,000.00    N
  500067679     MORRIS,TIMOTHY              .00       .00       .00       .000        .150          .250      $270,000.00    N
  500067680     BAIRD,GARY ROGER            .00       .00       .00       .000        .150          .250      $805,000.00    N
  500067681     PROUT,RANDALL S             .00       .00       .00       .000        .150          .250      $465,000.00    N
  500067682     BLOISO,GLENN T              .00       .00       .00       .000        .150          .250      $500,000.00    N
  500067707     REMY,MICHAEL C              .00       .00       .00       .000        .150          .250      $318,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067708     MCCORMICK,DENNIS           3609 MELISSA DRIVE         SPRINGFIELD        IL     62707      $553,195.50
  500067712     COMPTON,ROGER H            38 GREENWOOD SHOALS        GRASONVILLE        MD     21638      $253,500.00
  500067713     PASQUITO,DAVID S           2 ASHWOOD COURT            TOWNSHIP OF LAW    NJ     08648      $288,000.00
  500067716     NEMEROW,JONATHAN T         6 OAK BEND ROAD            TOWN OF WEST OR    NJ     07052      $368,000.00
  500067718     ROSS,SHERI E               1660 ROSCOMARE ROAD        LOS ANGELES        CA     90077      $342,000.00
  500067721     OSHRY,ELLIOTT S            1222 BELLEROCK STREET      PITTSBURGH         PA     15217      $249,000.00
  500067740     SOIBELMAN,ISRAEL           9 COOLIDGE ROAD            NEWTON             MA     02158      $278,443.33
  500067742     ULEP,HOWARD G              928 MELVIN RD              ANNAPOLIS          MD     21403      $260,000.00
  500067748     PALASKI,JOHN WILLIAM       2850 ANTIGUA DRIVE         BURBANK            CA     91504      $289,600.00
  500067749     KHARILEH,ROMEO             27201 WESTRIDGE LANE       LAGUNA HILLS       CA     92653      $429,326.05
  500067763     GLOSSON,RICHARD W          05N035 HUNTERS LANE        SAINT CHARLES      IL     60175      $244,653.03
  500067765     ABRAMS,JAMES S III         285 FARNAM ROAD            LAKEVILLE          CT     06039      $250,000.00
  500067767     WHITMORE,CORALIE G         65 MONADNOCK DRIVE         WESTFORD           MA     01886      $243,200.00
  500067768     BRAREN,H VICTOR            6132 HILLSBORO ROAD        NASHVILLE          TN     37205      $493,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067708     MCCORMICK,DENNIS             7.625      .250    7.375     .0500     7.325     01/01/2028
  500067712     COMPTON,ROGER H              7.625      .150    7.475     .1000     7.375     03/01/2028
  500067713     PASQUITO,DAVID S             7.875      .150    7.725     .1000     7.625     03/01/2028
  500067716     NEMEROW,JONATHAN T           7.500      .150    7.350     .1000     7.250     03/01/2028
  500067718     ROSS,SHERI E                 7.250      .150    7.100     .1000     7.000     03/01/2028
  500067721     OSHRY,ELLIOTT S              7.625      .150    7.475     .1000     7.375     03/01/2028
  500067740     SOIBELMAN,ISRAEL             7.750      .250    7.500     .0500     7.450     02/01/2028
  500067742     ULEP,HOWARD G                7.250      .150    7.100     .1000     7.000     03/01/2028
  500067748     PALASKI,JOHN WILLIAM         7.250      .150    7.100     .1000     7.000     03/01/2028
  500067749     KHARILEH,ROMEO               8.250      .250    8.000     .0500     7.950     02/01/2028
  500067763     GLOSSON,RICHARD W            7.750      .250    7.500     .0500     7.450     01/01/2028
  500067765     ABRAMS,JAMES S III           7.875      .150    7.725     .1000     7.625     03/01/2028
  500067767     WHITMORE,CORALIE G           7.500      .150    7.350     .1000     7.250     03/01/2028
  500067768     BRAREN,H VICTOR              7.500      .150    7.350     .1000     7.250     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067708     MCCORMICK,DENNIS           092473586                  $3,921.18                  03/01/1998             360
  500067712     COMPTON,ROGER H            092479017                  $1,794.26                  03/01/1998             360
  500067713     PASQUITO,DAVID S           092479060                  $2,088.20        12        03/01/1998             360
  500067716     NEMEROW,JONATHAN T         092479605                  $2,573.11                  03/01/1998             360
  500067718     ROSS,SHERI E               092481872                  $2,333.04                  03/01/1998             360
  500067721     OSHRY,ELLIOTT S            092482822                  $1,762.41                  03/01/1998             360
  500067740     SOIBELMAN,ISRAEL           092472021                  $1,996.22                  03/01/1998             360
  500067742     ULEP,HOWARD G              092479285                  $1,773.66                  03/01/1998             360
  500067748     PALASKI,JOHN WILLIAM       092486129                  $1,975.58                  03/01/1998             360
  500067749     KHARILEH,ROMEO             092486973                  $3,227.45                  03/01/1998             360
  500067763     GLOSSON,RICHARD W          092468065                  $1,755.21                  03/01/1998             360
  500067765     ABRAMS,JAMES S III         092478363                  $1,812.67                  03/01/1998             360
  500067767     WHITMORE,CORALIE G         092479674                  $1,700.49         1        03/01/1998             360
  500067768     BRAREN,H VICTOR            092480307                  $3,447.13        12        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067708     MCCORMICK,DENNIS            .00       .00       .00       .000        .250          .300      $695,000.00    N
  500067712     COMPTON,ROGER H             .00       .00       .00       .000        .150          .250      $325,000.00    N
  500067713     PASQUITO,DAVID S            .00       .00       .00       .000        .150          .250      $320,000.00    N
  500067716     NEMEROW,JONATHAN T          .00       .00       .00       .000        .150          .250      $460,000.00    N
  500067718     ROSS,SHERI E                .00       .00       .00       .000        .150          .250      $480,000.00    N
  500067721     OSHRY,ELLIOTT S             .00       .00       .00       .000        .150          .250      $340,000.00    N
  500067740     SOIBELMAN,ISRAEL            .00       .00       .00       .000        .250          .300      $348,300.00    N
  500067742     ULEP,HOWARD G               .00       .00       .00       .000        .150          .250      $380,000.00    N
  500067748     PALASKI,JOHN WILLIAM        .00       .00       .00       .000        .150          .250      $380,000.00    N
  500067749     KHARILEH,ROMEO              .00       .00       .00       .000        .250          .300      $660,000.00    N
  500067763     GLOSSON,RICHARD W           .00       .00       .00       .000        .250          .300      $310,000.00    N
  500067765     ABRAMS,JAMES S III          .00       .00       .00       .000        .150          .250      $810,000.00    N
  500067767     WHITMORE,CORALIE G          .00       .00       .00       .000        .150          .250      $256,000.00    N
  500067768     BRAREN,H VICTOR             .00       .00       .00       .000        .150          .250      $580,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067773     EVANS,SHARON P             1400 109TH AVE SE          BELLEVUE           WA     98004      $242,500.00
  500067774     WOODROW,GERALD P           6341 E. ALTA HACIENDA      SCOTTSDALE         AZ     85251      $304,000.00
  500067778     STADLER,JOSEPH P           4 ROWAYTON COURT           ROWAYTON           CT     06853      $314,330.31
  500067779     ALEXANDER,SAMUEL J         900 WILLIAM MEADE COURT    DAVIDSONVILLE      MD     21035      $274,231.00
  500067795     LORAND,ANDREW C            5191 HALL ROAD             SANTA ROSA         CA     95401      $380,000.00
  500067796     MERCED,WANDA I             284 CHIMNEY SWEEP HILL     GLASTONBURY        CT     06033      $345,000.00
  500067816     BARTON,JOHN O II           164 BAYPOINT DRIVE         SAN RAFAEL         CA     94901      $305,000.00
  500067817     DOAN,THIEN TRONG           641 TRAIL VIEW CT.         UPLAND             CA     91784      $271,690.00
  500067818     SWARTLEY,JOHN S            555 OLD DAM ROAD           FAIRFIELD          CT     06430      $333,752.12
  500067819     JACOBSEN,PAUL F            1201 NORTH CYPRESS STREET  LA HABRA HEIGHT    CA     90632      $644,021.69
  500067821     BISHOP,HERBERT B. 11       4717 POE AVENUE            LOS ANGELES (WO    CA     91364      $435,684.44
  500067834     DUCAYET,WALLACE A          2918 PLUMB ST.             HOUSTON            TX     77005      $280,000.00
  500067844     BRENNEMAN,TIMOTHY L        58 GOULD STREET            E. HAMPTON         NY     11937      $254,812.00
  500067845     VOLONINO,PETER J           9 ROLLING GREEN LANE       CHELMSFORD         MA     01824      $317,560.88


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067773     EVANS,SHARON P               7.250      .150    7.100     .1000     7.000     03/01/2028
  500067774     WOODROW,GERALD P             7.500      .150    7.350     .1000     7.250     03/01/2028
  500067778     STADLER,JOSEPH P             7.250      .150    7.100     .1000     7.000     03/01/2028
  500067779     ALEXANDER,SAMUEL J           7.250      .150    7.100     .1000     7.000     03/01/2028
  500067795     LORAND,ANDREW C              7.375      .150    7.225     .1000     7.125     03/01/2028
  500067796     MERCED,WANDA I               7.500      .150    7.350     .1000     7.250     03/01/2028
  500067816     BARTON,JOHN O II             7.750      .150    7.600     .1000     7.500     03/01/2028
  500067817     DOAN,THIEN TRONG             7.625      .150    7.475     .1000     7.375     03/01/2028
  500067818     SWARTLEY,JOHN S              7.500      .250    7.250     .0500     7.200     02/01/2028
  500067819     JACOBSEN,PAUL F              7.500      .250    7.250     .0500     7.200     02/01/2028
  500067821     BISHOP,HERBERT B. 11         7.625      .250    7.375     .0500     7.325     02/01/2028
  500067834     DUCAYET,WALLACE A            7.625      .150    7.475     .1000     7.375     03/01/2028
  500067844     BRENNEMAN,TIMOTHY L          7.750      .150    7.600     .1000     7.500     03/01/2028
  500067845     VOLONINO,PETER J             7.875      .250    7.625     .0500     7.575     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067773     EVANS,SHARON P             092484743                  $1,654.28                  03/01/1998             360
  500067774     WOODROW,GERALD P           092484989                  $2,125.61                  03/01/1998             360
  500067778     STADLER,JOSEPH P           092485827                  $2,155.68                  03/01/1998             360
  500067779     ALEXANDER,SAMUEL J         092487487                  $1,870.74                  03/01/1998             360
  500067795     LORAND,ANDREW C            092486712                  $2,624.57                  03/01/1998             360
  500067796     MERCED,WANDA I             092486852                  $2,412.29        12        03/01/1998             360
  500067816     BARTON,JOHN O II           092475887                  $2,185.06                  03/01/1998             360
  500067817     DOAN,THIEN TRONG           092479551                  $1,923.00                  03/01/1998             360
  500067818     SWARTLEY,JOHN S            092480577                  $2,335.38                  03/01/1998             360
  500067819     JACOBSEN,PAUL F            092482165                  $4,506.44                  03/01/1998             360
  500067821     BISHOP,HERBERT B. 11       092482517                  $3,085.98                  03/01/1998             360
  500067834     DUCAYET,WALLACE A          092488168                  $1,981.82                  03/01/1998             360
  500067844     BRENNEMAN,TIMOTHY L        092465055                  $1,825.50                  03/01/1998             360
  500067845     VOLONINO,PETER J           092470644                  $2,305.72                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067773     EVANS,SHARON P              .00       .00       .00       .000        .150          .250      $305,000.00    N
  500067774     WOODROW,GERALD P            .00       .00       .00       .000        .150          .250      $390,000.00    N
  500067778     STADLER,JOSEPH P            .00       .00       .00       .000        .150          .250      $405,000.00    N
  500067779     ALEXANDER,SAMUEL J          .00       .00       .00       .000        .150          .250      $360,000.00    N
  500067795     LORAND,ANDREW C             .00       .00       .00       .000        .150          .250      $475,000.00    N
  500067796     MERCED,WANDA I              .00       .00       .00       .000        .150          .250      $397,000.00    N
  500067816     BARTON,JOHN O II            .00       .00       .00       .000        .150          .250      $465,000.00    N
  500067817     DOAN,THIEN TRONG            .00       .00       .00       .000        .150          .250      $358,000.00    N
  500067818     SWARTLEY,JOHN S             .00       .00       .00       .000        .250          .300      $417,500.00    N
  500067819     JACOBSEN,PAUL F             .00       .00       .00       .000        .250          .300      $925,000.00    N
  500067821     BISHOP,HERBERT B. 11        .00       .00       .00       .000        .250          .300      $610,000.00    N
  500067834     DUCAYET,WALLACE A           .00       .00       .00       .000        .150          .250      $495,000.00    N
  500067844     BRENNEMAN,TIMOTHY L         .00       .00       .00       .000        .150          .250      $380,000.00    N
  500067845     VOLONINO,PETER J            .00       .00       .00       .000        .250          .300      $401,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067846     MEADOR,JOHN B JR           42 HILL FARM ROAD          PEMBROKE           MA     02359      $231,040.89
  500067847     SPINNEY,STEPHEN A          27 VILLAGE VIEW ROAD       WESTFORD           MA     01886      $249,836.47
  500067848     FITZPATRICK,MARK J         48 HARRISON STREET         NEWTON             MA     02161      $299,782.86
  500067849     HEIFETZ,DAVID A            2854 MISTY MORNING ROAD    TORRANCE           CA     90505      $341,015.15
  500067853     LABOMBARD,JEFFREY L        29 THOMPSON AVENUE         HINGHAM            MA     02043      $260,000.00
  500067856     FOGARTY,JOHN P             13 YACHT HAVEN DRIVE       SHELBURNE          VT     05482      $335,000.00
  500067857     SARVAK,PHYLLIS A           29141 BOBOLINK DRIVE       LAGUNA NIGUEL      CA     92677      $245,500.00
  500067858     HOFFMAN,GLENN E            201 SOUTH OLD BRIDGE ROAD  ANAHEIM            CA     92808      $291,500.00
  500067862     KOPELMAN,RENA M            921 HONEYSUCKLE LANE       WYNNWOOD           PA     19096      $358,700.00
  500067864     FOSTER,JOHN CURTIS         2172 RIDGEMONT DRIVE       LOS ANGELES        CA     90046      $349,200.00
  500067866     KLERX,MARY ANNE            913 BARNVIEW LANE          BREINIGSVILLE      PA     18344      $100,700.00
  500067869     SCHOENBERGER,DAVID P       7 WILLOUGHBY PLACE         PITTSFORD          NY     14534      $240,000.00
  500067891     SMITH,CARNELL              3611 RIVER ROAD            HAZEL CREST        IL     60429      $255,100.00
  500067899     MANDEL,DENISE              9104 LARKE ELLEN CIRCLE    LOS ANGELES        CA     90035      $303,785.44


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067846     MEADOR,JOHN B JR             7.875      .250    7.625     .0500     7.575     02/01/2028
  500067847     SPINNEY,STEPHEN A            8.125      .250    7.875     .0500     7.825     02/01/2028
  500067848     FITZPATRICK,MARK J           7.625      .250    7.375     .0500     7.325     02/01/2028
  500067849     HEIFETZ,DAVID A              7.875      .250    7.625     .0500     7.575     02/01/2028
  500067853     LABOMBARD,JEFFREY L          7.625      .150    7.475     .1000     7.375     03/01/2028
  500067856     FOGARTY,JOHN P               7.375      .250    7.125     .0500     7.075     03/01/2028
  500067857     SARVAK,PHYLLIS A             7.250      .250    7.000     .0500     6.950     03/01/2028
  500067858     HOFFMAN,GLENN E              7.250      .250    7.000     .0500     6.950     03/01/2028
  500067862     KOPELMAN,RENA M              7.625      .150    7.475     .1000     7.375     03/01/2028
  500067864     FOSTER,JOHN CURTIS           7.750      .250    7.500     .0500     7.450     03/01/2028
  500067866     KLERX,MARY ANNE              7.500      .150    7.350     .1000     7.250     03/01/2028
  500067869     SCHOENBERGER,DAVID P         7.500      .150    7.350     .1000     7.250     03/01/2028
  500067891     SMITH,CARNELL                7.875      .150    7.725     .1000     7.625     03/01/2028
  500067899     MANDEL,DENISE                7.750      .250    7.500     .0500     7.450     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067846     MEADOR,JOHN B JR           092474124                  $1,676.37        12        03/01/1998             360
  500067847     SPINNEY,STEPHEN A          092474743                  $1,856.24                  03/01/1998             360
  500067848     FITZPATRICK,MARK J         092476943                  $2,123.39                  03/01/1998             360
  500067849     HEIFETZ,DAVID A            092479127                  $2,474.30                  03/01/1998             360
  500067853     LABOMBARD,JEFFREY L        092482258                  $1,840.26                  03/01/1998             360
  500067856     FOGARTY,JOHN P             092483290                  $2,313.77         2        03/01/1998             360
  500067857     SARVAK,PHYLLIS A           092483292                  $1,674.74                  03/01/1998             360
  500067858     HOFFMAN,GLENN E            092483306                  $1,988.54                  03/01/1998             360
  500067862     KOPELMAN,RENA M            092485081                  $2,538.86                  03/01/1998             360
  500067864     FOSTER,JOHN CURTIS         092487933                  $2,501.71                  03/01/1998             360
  500067866     KLERX,MARY ANNE            092488375                    $704.11                  03/01/1998             360
  500067869     SCHOENBERGER,DAVID P       092490613                  $1,678.11                  03/01/1998             360
  500067891     SMITH,CARNELL              092463999                  $1,849.65                  03/01/1998             360
  500067899     MANDEL,DENISE              092481031                  $2,177.89                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067846     MEADOR,JOHN B JR            .00       .00       .00       .000        .250          .300      $272,000.00    N
  500067847     SPINNEY,STEPHEN A           .00       .00       .00       .000        .250          .300      $314,000.00    N
  500067848     FITZPATRICK,MARK J          .00       .00       .00       .000        .250          .300      $437,500.00    N
  500067849     HEIFETZ,DAVID A             .00       .00       .00       .000        .250          .300      $455,000.00    N
  500067853     LABOMBARD,JEFFREY L         .00       .00       .00       .000        .150          .250      $340,000.00    N
  500067856     FOGARTY,JOHN P              .00       .00       .00       .000        .250          .300      $410,000.00    N
  500067857     SARVAK,PHYLLIS A            .00       .00       .00       .000        .250          .300      $400,000.00    N
  500067858     HOFFMAN,GLENN E             .00       .00       .00       .000        .250          .300      $710,000.00    N
  500067862     KOPELMAN,RENA M             .00       .00       .00       .000        .150          .250      $460,000.00    N
  500067864     FOSTER,JOHN CURTIS          .00       .00       .00       .000        .250          .300      $453,000.00    N
  500067866     KLERX,MARY ANNE             .00       .00       .00       .000        .150          .250      $125,900.00    N
  500067869     SCHOENBERGER,DAVID P        .00       .00       .00       .000        .150          .250      $301,000.00    N
  500067891     SMITH,CARNELL               .00       .00       .00       .000        .150          .250      $318,877.00    N
  500067899     MANDEL,DENISE               .00       .00       .00       .000        .250          .300      $435,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067900     NAVAS SACASA,JUAN R        2 HATHAWAY ROAD            MARBLEHEAD         MA     01945      $328,000.00
  500067904     SIEGEL,POLLY S K           852 MADONNA WAY            LOS ALTOS          CA     94024      $569,576.98
  500067905     MACLEAN,SUSAN D.           554 LOS NINOS  WAY         LOS ALTOS          CA     94022      $551,000.00
  500067906     EYRE,JOSEPH M              390 E. EDITH AVENUE        LOS ALTOS          CA     94022      $519,614.08
  500067907     CORRALES,EUGENIA M.        1444 ARBOR AVENUE          LOS ALTOS          CA     94024      $528,000.00
  500067908     BYERS,DAVID F.             30 VIEJO VISTA             ALAMO              CA     94507      $409,500.00
  500067909     PARSONS,JON R              1545 EDGEWOOD DRIVE        PALO ALTO          CA     94303      $763,000.00
  500067912     RADACK,STEPHEN T III       5908 BEACON HILL LANE      ERIE               PA     16509      $236,400.00
  500067919     MOHONEY,JAMES A            56 KNOLLWOOD DRIVE         NEW PROVIDENCE     NJ     07974      $264,000.00
  500067950     PASSAS,ARETE               15 HOMESTEAD ROAD          DARIEN             CT     06820      $290,000.00
  600070241     DALE B GOLDFARB            3801 E  WOODBINE RD        ORANGE             CA     92667      $710,450.36
  600070354     JAMES P MULKEEN            1360  WEYMOUTH LANE        VENTURA            CA     93001      $572,431.46
  600070429     JEFFREY A EVANS            21242  HILLSDALE LANE      HUNTINGTON BEAC    CA     92646      $576,330.43
  600103126     BROOKS         GREGORY     4635 92ND AVENUE NORTHEAS  BELLEVUE           WA     98004      $802,895.14


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067900     NAVAS SACASA,JUAN R          7.500      .250    7.250     .0500     7.200     03/01/2028
  500067904     SIEGEL,POLLY S K             7.500      .250    7.250     .0500     7.200     02/01/2028
  500067905     MACLEAN,SUSAN D.             7.500      .250    7.250     .0500     7.200     03/01/2028
  500067906     EYRE,JOSEPH M                7.500      .250    7.250     .0500     7.200     02/01/2028
  500067907     CORRALES,EUGENIA M.          7.500      .250    7.250     .0500     7.200     03/01/2028
  500067908     BYERS,DAVID F.               7.375      .250    7.125     .0500     7.075     03/01/2028
  500067909     PARSONS,JON R                7.375      .250    7.125     .0500     7.075     03/01/2028
  500067912     RADACK,STEPHEN T III         7.625      .150    7.475     .1000     7.375     03/01/2028
  500067919     MOHONEY,JAMES A              7.625      .150    7.475     .1000     7.375     03/01/2028
  500067950     PASSAS,ARETE                 7.250      .150    7.100     .1000     7.000     03/01/2028
  600070241     DALE B GOLDFARB              9.490      .250    9.240     .0350     9.205     12/01/2021
  600070354     JAMES P MULKEEN              9.625      .250    9.375     .0350     9.340     06/01/2020
  600070429     JEFFREY A EVANS              8.750      .250    8.500     .0350     8.465     02/01/2022
  600103126     BROOKS         GREGORY       7.500      .250    7.250     .0500     7.200     07/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067900     NAVAS SACASA,JUAN R        092481065                  $2,293.43                  03/01/1998             360
  500067904     SIEGEL,POLLY S K           092483140                  $3,985.52                  03/01/1998             360
  500067905     MACLEAN,SUSAN D.           092483142                  $3,852.67                  03/01/1998             360
  500067906     EYRE,JOSEPH M              092483145                  $3,635.92                  03/01/1998             360
  500067907     CORRALES,EUGENIA M.        092483185                  $3,691.85                  03/01/1998             360
  500067908     BYERS,DAVID F.             092483346                  $2,828.31                  03/01/1998             360
  500067909     PARSONS,JON R              092483430                  $5,269.85                  03/01/1998             360
  500067912     RADACK,STEPHEN T III       092484617                  $1,673.22                  03/01/1998             360
  500067919     MOHONEY,JAMES A            092491195                  $1,868.58         2        03/01/1998             360
  500067950     PASSAS,ARETE               092498297                  $1,978.31                  03/01/1998             360
  600070241     DALE B GOLDFARB            092458833                  $6,284.13                  03/01/1998             360
  600070354     JAMES P MULKEEN            092458594                  $5,208.48                  03/01/1998             360
  600070429     JEFFREY A EVANS            092458980                  $4,798.87                  03/01/1998             360
  600103126     BROOKS         GREGORY     450475371                  $5,703.85                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067900     NAVAS SACASA,JUAN R         .00       .00       .00       .000        .250          .300      $516,000.00    N
  500067904     SIEGEL,POLLY S K            .00       .00       .00       .000        .250          .300    $1,021,000.00    N
  500067905     MACLEAN,SUSAN D.            .00       .00       .00       .000        .250          .300      $720,000.00    N
  500067906     EYRE,JOSEPH M               .00       .00       .00       .000        .250          .300      $825,000.00    N
  500067907     CORRALES,EUGENIA M.         .00       .00       .00       .000        .250          .300      $696,000.00    N
  500067908     BYERS,DAVID F.              .00       .00       .00       .000        .250          .300      $625,000.00    N
  500067909     PARSONS,JON R               .00       .00       .00       .000        .250          .300    $1,340,000.00    N
  500067912     RADACK,STEPHEN T III        .00       .00       .00       .000        .150          .250      $315,000.00    N
  500067919     MOHONEY,JAMES A             .00       .00       .00       .000        .150          .250      $320,000.00    N
  500067950     PASSAS,ARETE                .00       .00       .00       .000        .150          .250      $470,000.00    N
  600070241     DALE B GOLDFARB             .00       .00       .00       .000        .250          .285    $1,100,000.00    N
  600070354     JAMES P MULKEEN             .00       .00       .00       .000        .250          .285      $775,000.00    N
  600070429     JEFFREY A EVANS             .00       .00       .00       .000        .250          .285      $766,000.00    N
  600103126     BROOKS         GREGORY      .00       .00       .00       .000        .250          .300    $1,202,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600103166     DAGGETT        CHRISTINE   3334 COUNTRY ROSE CIRCLE   ENCINITAS          CA     92024      $652,162.30
  600103282     WITZ           DAVID       1251 9TH ST                MANHATTAN B        CA     90266      $624,494.65
  600103332     JEFFRESS       STEVEN      2060 TWIN SISTERS ROAD     SUISUN             CA     94585      $607,171.74
  600105197     McInnis        David       609 College Avenue         Kentfield          CA     94904      $772,619.33
  600105227     Azroy          MOHD AYOB   717 Moaniala Street        Honolulu           HI     96821      $472,428.61
  600105261     Cherng         Andrew Jih  2040 Ashbourne Drive       South Pasadena     CA     91030      $947,291.90
  600105342     Kallet         Mitchel E   800 Canterbury Road        San Marino         CA     91108      $877,336.70
  600107449     ROSEN  KEVIN S             812    9TH ST              MANHATTAN BEACH    CA     90266      $648,052.28
  600107481     WERTHEIM  MARK             5106   BLACKHAWK DRIVE     DANVILLE           CA     94506      $646,544.31
  600107537     TAYLOR  CRAIG V            22502  S SUMMIT RIDGE C    CHATSWORTH         CA     91311      $648,003.29
  600107544     THOMAS  JOHN C             2281   FEATHERHILL ROAD    SANTA BARBARA      CA     93108      $933,684.50
  600107555     BAYLEY  CHRISTOPHER T      3702   EAST PROSPECT ST    SEATTLE            WA     98112      $648,052.28
  600107557     HANLEY  DAVID              2926   THURMAN ROAD        LEANDER            TX     78645      $638,527.69
  600107570     KOCLANES  PETER J          21411  WELD COUNTY RD 3    BERTHOUD           CO     80513      $471,084.14


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600103166     DAGGETT        CHRISTINE     7.375      .250    7.125     .0500     7.075     09/01/2027
  600103282     WITZ           DAVID         7.500      .250    7.250     .0500     7.200     10/01/2027
  600103332     JEFFRESS       STEVEN        7.375      .250    7.125     .0500     7.075     11/01/2027
  600105197     McInnis        David         7.375      .250    7.125     .0500     7.075     11/01/2027
  600105227     Azroy          MOHD AYOB     8.750      .250    8.500     .0500     8.450     10/01/2027
  600105261     Cherng         Andrew Jih    7.750      .250    7.500     .0500     7.450     12/01/2027
  600105342     Kallet         Mitchel E     7.450      .250    7.200     .0500     7.150     11/01/2027
  600107449     ROSEN  KEVIN S               7.500      .250    7.250     .0500     7.200     11/01/2027
  600107481     WERTHEIM  MARK               7.500      .250    7.250     .0500     7.200     11/01/2027
  600107537     TAYLOR  CRAIG V              7.375      .250    7.125     .0500     7.075     11/01/2027
  600107544     THOMAS  JOHN C               7.500      .250    7.250     .0500     7.200     11/01/2027
  600107555     BAYLEY  CHRISTOPHER T        7.500      .250    7.250     .0500     7.200     11/01/2027
  600107557     HANLEY  DAVID                7.250      .250    7.000     .0500     6.950     11/01/2027
  600107570     KOCLANES  PETER J            7.500      .250    7.250     .0500     7.200     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600103166     DAGGETT        CHRISTINE   450811732                  $4,525.31                  03/01/1998             360
  600103282     WITZ           DAVID       450869094                  $4,383.03                  03/01/1998             360
  600103332     JEFFRESS       STEVEN      450883046                  $4,213.12                  03/01/1998             360
  600105197     McInnis        David       225800                     $5,352.73                  03/01/1998             360
  600105227     Azroy          MOHD AYOB   266703                     $3,728.96                  03/01/1998             360
  600105261     Cherng         Andrew Jih  273448                     $6,805.92                  03/01/1998             360
  600105342     Kallet         Mitchel E   281300                     $6,122.99                  03/01/1998             360
  600107449     ROSEN  KEVIN S             1233020484                 $4,544.89                  03/01/1998             360
  600107481     WERTHEIM  MARK             1561374414                 $4,544.90                  03/01/1998             360
  600107537     TAYLOR  CRAIG V            1246004425                 $4,489.39                  03/01/1998             360
  600107544     THOMAS  JOHN C             1484008639                 $6,555.14                  03/01/1998             360
  600107555     BAYLEY  CHRISTOPHER T      1513197282                 $4,544.89                  03/01/1998             360
  600107557     HANLEY  DAVID              1520014713                 $4,371.39                  03/01/1998             360
  600107570     KOCLANES  PETER J          1579063651                 $3,303.79                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600103166     DAGGETT        CHRISTINE    .00       .00       .00       .000        .250          .300      $819,000.00    N
  600103282     WITZ           DAVID        .00       .00       .00       .000        .250          .300      $830,000.00    N
  600103332     JEFFRESS       STEVEN       .00       .00       .00       .000        .250          .300      $800,000.00    N
  600105197     McInnis        David        .00       .00       .00       .000        .250          .300      $975,000.00    N
  600105227     Azroy          MOHD AYOB    .00       .00       .00       .000        .250          .300      $790,000.00    N
  600105261     Cherng         Andrew Jih   .00       .00       .00       .000        .250          .300    $2,400,000.00    N
  600105342     Kallet         Mitchel E                                                                    $1,100,000.00    N
  600107449     ROSEN  KEVIN S              .00       .00       .00       .000        .250          .300    $1,125,000.00    N
  600107481     WERTHEIM  MARK              .00       .00       .00       .000        .250          .300      $830,000.00    N
  600107537     TAYLOR  CRAIG V             .00       .00       .00       .000        .250          .300    $1,030,000.00    N
  600107544     THOMAS  JOHN C              .00       .00       .00       .000        .250          .300    $1,250,000.00    N
  600107555     BAYLEY  CHRISTOPHER T       .00       .00       .00       .000        .250          .300      $875,000.00    N
  600107557     HANLEY  DAVID               .00       .00       .00       .000        .250          .300      $820,000.00    N
  600107570     KOCLANES  PETER J           .00       .00       .00       .000        .250          .300      $680,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600107606     EFIRA EDOUARD              27870  BAKER LANE          LOS ALTOS HILLS    CA     94022      $814,577.59
  600107630     ELLIS KAREN                500    ALLVIEW TERRACE     LAGUNA BEACH       CA     92651      $757,283.09
  600107669     GOHARI  AVI EBRAHIM        31     REMSEN RD           KINGS POINT        NY     11024      $877,431.30
  600107721     NORBY  KRISTIN C           1280   CAPRI DR            LOS ANGELES        CA     90272      $648,075.54
  600107722     MOUW  JACQUES              9756   SUFFOLK DR          BEVERLY HILLS      CA     90210      $951,597.22
  600107725     TUN  ROBERT C              1628   VIA MARGARITA       PALOS VERDES ES    CA     90274      $647,407.67
  600107901     NIEVA  GEORGE H            2132   GREENWAYS DRIVE     WOODSIDE           CA     94062      $648,100.18
  600107943     CATLIN  CHRISTOPHER S      23673  MALIBU COLONY RD    MALIBU             CA     90265      $648,579.66
  600107945     SARKOWSKY  MARK            16096  VALLEY MEADOW PL    ENCINO             CA     91436      $648,543.77
  600107952     ZIVIN  JUSTIN ALLEN        17878  CIRCA ORIENTE       RANCHO SANTA FE    CA     92067      $917,938.83
  600109457     BERMAN                     7420 OLD MAPLE SQUARE      MCLEAN             VA     22102      $582,953.71
  600120947     SHELBY,PHILIP              11132  W SUNSET BLVD       LOS ANGELES        CA     90049      $598,752.59
  600120988     CRADDOCK,ANTHONY           151    LA JOLLA DRIVE      SANTA BARBARA      CA     93109      $817,210.38
  600121065     ELLOWAY,NORMAN             1970   INDIAN VALLEY RD    NOVATO             CA     94947      $648,100.18


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600107606     EFIRA EDOUARD                7.750      .250    7.500     .0500     7.450     10/01/2027
  600107630     ELLIS KAREN                  7.750      .250    7.500     .0500     7.450     10/01/2027
  600107669     GOHARI  AVI EBRAHIM          8.750      .250    8.500     .0500     8.450     10/01/2027
  600107721     NORBY  KRISTIN C             7.625      .250    7.375     .0500     7.325     11/01/2027
  600107722     MOUW  JACQUES                7.875      .250    7.625     .0500     7.575     11/01/2027
  600107725     TUN  ROBERT C                7.750      .250    7.500     .0500     7.450     11/01/2027
  600107901     NIEVA  GEORGE H              7.625      .250    7.375     .0500     7.325     11/01/2027
  600107943     CATLIN  CHRISTOPHER S        7.625      .250    7.375     .0500     7.325     12/01/2027
  600107945     SARKOWSKY  MARK              7.500      .250    7.250     .0500     7.200     12/01/2027
  600107952     ZIVIN  JUSTIN ALLEN          7.500      .250    7.250     .0500     7.200     12/01/2027
  600109457     BERMAN                       7.375      .250    7.125     .0500     7.075     11/01/2027
  600120947     SHELBY,PHILIP                7.875      .250    7.625     .0500     7.575     12/01/2027
  600120988     CRADDOCK,ANTHONY             7.625      .250    7.375     .0500     7.325     12/01/2027
  600121065     ELLOWAY,NORMAN               7.625      .250    7.375     .0500     7.325     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600107606     EFIRA EDOUARD              1489008170                 $5,856.67                  03/01/1998             360
  600107630     ELLIS KAREN                1595049163                 $5,444.74                  03/01/1998             360
  600107669     GOHARI  AVI EBRAHIM        1111130749                 $6,922.97                  03/01/1998             360
  600107721     NORBY  KRISTIN C           1230014962                 $4,600.66                  03/01/1998             360
  600107722     MOUW  JACQUES              1230015433                 $6,918.97                  03/01/1998             360
  600107725     TUN  ROBERT C              1233020940                 $4,656.68                  03/01/1998             360
  600107901     NIEVA  GEORGE H            1596048280                 $4,600.66                  03/01/1998             360
  600107943     CATLIN  CHRISTOPHER S      1230015739                 $4,600.66                  03/01/1998             360
  600107945     SARKOWSKY  MARK            1246004469                 $4,544.89                  03/01/1998             360
  600107952     ZIVIN  JUSTIN ALLEN        1567201259                 $6,432.78                  03/01/1998             360
  600109457     BERMAN                     0947477                    $4,038.73                  03/01/1998             360
  600120947     SHELBY,PHILIP              5961056                    $4,350.42                  03/01/1998             360
  600120988     CRADDOCK,ANTHONY           5961666                    $5,796.83                  03/01/1998             360
  600121065     ELLOWAY,NORMAN             5962356                    $4,600.66                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600107606     EFIRA EDOUARD               .00       .00       .00       .000        .250          .300    $1,090,000.00    N
  600107630     ELLIS KAREN                 .00       .00       .00       .000        .250          .300    $1,025,000.00    N
  600107669     GOHARI  AVI EBRAHIM         .00       .00       .00       .000        .250          .300    $1,600,000.00    N
  600107721     NORBY  KRISTIN C            .00       .00       .00       .000        .250          .300    $1,200,000.00    N
  600107722     MOUW  JACQUES               .00       .00       .00       .000        .250          .300    $1,735,000.00    N
  600107725     TUN  ROBERT C               .00       .00       .00       .000        .250          .300    $1,160,000.00    N
  600107901     NIEVA  GEORGE H             .00       .00       .00       .000        .250          .300      $815,000.00    N
  600107943     CATLIN  CHRISTOPHER S       .00       .00       .00       .000        .250          .300    $1,000,000.00    N
  600107945     SARKOWSKY  MARK             .00       .00       .00       .000        .250          .300    $1,425,000.00    N
  600107952     ZIVIN  JUSTIN ALLEN         .00       .00       .00       .000        .250          .300    $1,270,000.00    N
  600109457     BERMAN                      .00       .00       .00       .000        .250          .300      $730,963.00    N
  600120947     SHELBY,PHILIP               .00       .00       .00       .000        .250          .300      $750,000.00    N
  600120988     CRADDOCK,ANTHONY            .00       .00       .00       .000        .250          .300    $1,100,000.00    N
  600121065     ELLOWAY,NORMAN              .00       .00       .00       .000        .250          .300      $855,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600121188     SALOMON,GARY               5410   HARBOR TOWN DR      DALLAS             TX     75287      $648,052.24
  600121281     TANNENBAUM,MARK            600    LARCH LANE          SACRAMENTO         CA     95864      $573,743.56
  600121297     MUNSHI,ASHFAQ              27835  BLACK MOUNTAIN R    LOS ALTOS HILLS    CA     94022      $785,080.91
  600121337     JUSTER,JEFFREY             4815   ROYAL LANE          DALLAS             TX     75229      $648,507.06
  600121377     GAIN,WILLIAM               2451   53RD AVE SW         SEATTLE            WA     98116      $636,106.96
  600121398     LAIDLAW,VICTOR             217    MARIGOLD AVE COR    NEWPORT BEACH      CA     92625      $648,543.74
  600121670     BIEDERMAN,LEON             10408  W SUNSET BLVD       LOS ANGELES        CA     90077      $798,295.14
  600121671     PLUMMER,MARK               2417   NOTTINGHAM AVE      LOS ANGELES        CA     90027      $800,789.80
  600121887     HURST,CHARLES              1912   PORT BRISTOL CIR    NEWPORT BEACH      CA     92660      $563,021.53
  600122011     KUSHNER,ROBERT             30422  MARBELLA VISTA      SAN JUAN CAPIST    CA     92675      $648,507.06
  600122226     BIRNBAUM,JERRY             978 E 8TH STREET           BROOKLYN           NY     11230      $493,023.97
  600122282     UZELAC,KATINA              2095 BRIGHTON RD           GENOA TOWNSHIP     MI     48843      $448,840.31
  600126454     LUCAS,VICKI                1553 ANDORRE GLEN          ESCONDIDO          CA     92029      $349,174.92
  600126459     NAKAMURA,DARYL             2610 SOUTH BUFFALO DRIVE   LAS VEGAS          NV     89117      $364,520.87


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600121188     SALOMON,GARY                 7.500      .250    7.250     .0500     7.200     11/01/2027
  600121281     TANNENBAUM,MARK              7.625      .250    7.375     .0500     7.325     12/01/2027
  600121297     MUNSHI,ASHFAQ                7.375      .250    7.125     .0500     7.075     11/01/2027
  600121337     JUSTER,JEFFREY               7.375      .250    7.125     .0500     7.075     12/01/2027
  600121377     GAIN,WILLIAM                 7.625      .250    7.375     .0500     7.325     12/01/2027
  600121398     LAIDLAW,VICTOR               7.500      .250    7.250     .0500     7.200     12/01/2027
  600121670     BIEDERMAN,LEON               7.750      .250    7.500     .0500     7.450     12/01/2027
  600121671     PLUMMER,MARK                 7.750      .250    7.500     .0500     7.450     12/01/2027
  600121887     HURST,CHARLES                7.250      .250    7.000     .0500     6.950     11/01/2027
  600122011     KUSHNER,ROBERT               7.375      .250    7.125     .0500     7.075     12/01/2027
  600122226     BIRNBAUM,JERRY               8.125      .250    7.875     .0500     7.825     12/01/2027
  600122282     UZELAC,KATINA                8.250      .250    8.000     .0500     7.950     11/01/2027
  600126454     LUCAS,VICKI                  8.500      .250    8.250     .0400     8.210     01/01/2028
  600126459     NAKAMURA,DARYL               8.125      .250    7.875     .0400     7.835     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600121188     SALOMON,GARY               5964246                    $4,544.90                  03/01/1998             360
  600121281     TANNENBAUM,MARK            5965906                    $4,069.81                  03/01/1998             360
  600121297     MUNSHI,ASHFAQ              5966116                    $5,439.07                  03/01/1998             360
  600121337     JUSTER,JEFFREY             5966666                    $4,489.39                  03/01/1998             360
  600121377     GAIN,WILLIAM               5967216                    $4,512.19                  03/01/1998             360
  600121398     LAIDLAW,VICTOR             5967616                    $4,544.90                  03/01/1998             360
  600121670     BIEDERMAN,LEON             5971266                    $5,731.30                  03/01/1998             360
  600121671     PLUMMER,MARK               5971276                    $5,749.21                  03/01/1998             360
  600121887     HURST,CHARLES              5964816                    $3,852.94                  03/01/1998             360
  600122011     KUSHNER,ROBERT             5970916                    $4,489.39                  03/01/1998             360
  600122226     BIRNBAUM,JERRY             1111132686                 $3,667.94                  03/01/1998             360
  600122282     UZELAC,KATINA              5969026                    $3,380.70                  03/01/1998             360
  600126454     LUCAS,VICKI                565935                     $2,688.12                  03/01/1998             360
  600126459     NAKAMURA,DARYL             565997                     $2,710.11                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600121188     SALOMON,GARY                .00       .00       .00       .000        .250          .300      $825,000.00    N
  600121281     TANNENBAUM,MARK             .00       .00       .00       .000        .250          .300      $750,000.00    N
  600121297     MUNSHI,ASHFAQ               .00       .00       .00       .000        .250          .300    $1,050,000.00    N
  600121337     JUSTER,JEFFREY              .00       .00       .00       .000        .250          .300      $895,000.00    N
  600121377     GAIN,WILLIAM                .00       .00       .00       .000        .250          .300      $850,000.00    N
  600121398     LAIDLAW,VICTOR              .00       .00       .00       .000        .250          .300      $880,000.00    N
  600121670     BIEDERMAN,LEON              .00       .00       .00       .000        .250          .300    $1,350,000.00    N
  600121671     PLUMMER,MARK                .00       .00       .00       .000        .250          .300    $1,070,000.00    N
  600121887     HURST,CHARLES               .00       .00       .00       .000        .250          .300      $706,000.00    N
  600122011     KUSHNER,ROBERT              .00       .00       .00       .000        .250          .300      $950,000.00    N
  600122226     BIRNBAUM,JERRY              .00       .00       .00       .000        .250          .300      $760,000.00    N
  600122282     UZELAC,KATINA               .00       .00       .00       .000        .250          .300      $820,000.00    N
  600126454     LUCAS,VICKI                 .00       .00       .00       .000        .250          .290      $437,000.00    N
  600126459     NAKAMURA,DARYL              .00       .00       .00       .000        .250          .290      $465,000.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129408     SEHEULT                    1205 W CRESCENT AVE        REDLANDS           CA     92373    $1,542,705.34
  600129409     LOSTOCCO                   775 RILEY PLACE            ATLANTA            GA     30327    $1,913,682.11
  600129421     COLE,PETER                 5540 ARUNDEL               ATLANTA            GA     30327      $499,655.90
  600129520     ANNIS,KENNETH              9200 STAPLEFORD HALL PL    POTOMAC            MD     20854      $381,694.52
  600129523     WILSON,JOSEPH              8209 STRATHMORE LN         ROANOKE            VA     24019      $267,050.00
  600129545     LORENZ,STEPHEN             528 RIVERSIDE DR           ROSSFORD           OH     43460      $588,000.00
  600129713     TAM                        340 HILLSBOROUGH BOULEVAR  HILLSBOROUG        CA     94010    $1,224,178.05
  600129714     SMITH                      6207 GLYNMOOR LAKES DRIVE  CHARLOTTE          NC     28277    $1,159,201.70
  600129715     LEE, JR                    27 BARBARA LANE            MILTON             MA     2181       $786,439.68
  600129716     CASTILLA                   7680 SOUTH POLO RIDGE DRI  LITTLETON          CO     80123    $1,319,044.62
  600129717     RONALD CHUPICK             7030 DEERHILL DR           CLARKSTON          MI     48346      $274,586.42
  600129718     BRIAN S BOOGAARD           255 LINCOLN LAKE AVE       LOWELL             MI     49331      $260,460.30
  600129719     BRIAN J KILBANE            2178 20TH ST               HOPKINS            MI     49328      $259,642.76
  600129720     JOSEPH D SPIVAK            1504 DARIEN CLUB DR        DARIEN             IL     60561      $442,084.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129408     SEHEULT                      7.750      .200    7.550     .0500     7.500     12/01/2027
  600129409     LOSTOCCO                     7.875      .200    7.675     .0500     7.625     02/01/2028
  600129421     COLE,PETER                   7.875      .250    7.625     .0500     7.575     02/01/2028
  600129520     ANNIS,KENNETH                7.125      .250    6.875     .0500     6.825     02/01/2028
  600129523     WILSON,JOSEPH                7.875      .250    7.625     .0500     7.575     03/01/2028
  600129545     LORENZ,STEPHEN               7.750      .250    7.500     .0500     7.450     03/01/2028
  600129713     TAM                          8.000      .200    7.800     .0500     7.750     02/01/2028
  600129714     SMITH                        7.875      .200    7.675     .0500     7.625     02/01/2028
  600129715     LEE, JR                      8.000      .200    7.800     .0500     7.750     01/01/2028
  600129716     CASTILLA                     7.625      .200    7.425     .0500     7.375     02/01/2028
  600129717     RONALD CHUPICK               7.450      .250    7.200     .0500     7.150     01/01/2028
  600129718     BRIAN S BOOGAARD             7.900      .250    7.650     .0500     7.600     12/01/2027
  600129719     BRIAN J KILBANE              7.900      .250    7.650     .0500     7.600     01/01/2028
  600129720     JOSEPH D SPIVAK              7.900      .250    7.650     .0500     7.600     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129408     SEHEULT                    6297089                    *********                  03/01/1998             360
  600129409     LOSTOCCO                   6586374                    *********                  03/01/1998             360
  600129421     COLE,PETER                 956256                     $3,625.35                  03/01/1998             360
  600129520     ANNIS,KENNETH              8575541                    $2,573.61                  03/01/1998             360
  600129523     WILSON,JOSEPH              8583439                    $1,936.30                  03/01/1998             360
  600129545     LORENZ,STEPHEN             8683157                    $4,212.51                  03/01/1998             360
  600129713     TAM                        6373963                    $8,988.62                  03/01/1998             360
  600129714     SMITH                      6415947                    $8,410.80                  03/01/1998             360
  600129715     LEE, JR                    6336978                    $5,778.40                  03/01/1998             360
  600129716     CASTILLA                   6740757                    $9,342.88                  03/01/1998             360
  600129717     RONALD CHUPICK             3376563                    $1,913.44                  03/01/1998             360
  600129718     BRIAN S BOOGAARD           3419769                    $1,896.97        12        03/01/1998             360
  600129719     BRIAN J KILBANE            3423647                    $1,889.70                  03/01/1998             360
  600129720     JOSEPH D SPIVAK            3424058                    $3,219.75                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129408     SEHEULT                     .00       .00       .00       .000        .200          .250    $2,445,000.00    N
  600129409     LOSTOCCO                    .00       .00       .00       .000        .200          .250    $3,000,000.00    N
  600129421     COLE,PETER                  .00       .00       .00       .000        .250          .300      $645,000.00    N
  600129520     ANNIS,KENNETH               .00       .00       .00       .000        .250          .300      $925,000.00    N
  600129523     WILSON,JOSEPH               .00       .00       .00       .000        .250          .300      $336,000.00    N
  600129545     LORENZ,STEPHEN              .00       .00       .00       .000        .250          .300      $865,000.00    N
  600129713     TAM                         .00       .00       .00       .000        .200          .250    $1,750,000.00    N
  600129714     SMITH                       .00       .00       .00       .000        .200          .250    $1,660,000.00    N
  600129715     LEE, JR                     .00       .00       .00       .000        .200          .250    $1,050,000.00    N
  600129716     CASTILLA                    .00       .00       .00       .000        .200          .250    $1,650,000.00    N
  600129717     RONALD CHUPICK                                                                                $400,000.00    N
  600129718     BRIAN S BOOGAARD                                                                              $290,000.00    N
  600129719     BRIAN J KILBANE                                                                               $350,000.00    N
  600129720     JOSEPH D SPIVAK                                                                               $560,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129721     EVELYN LEWIS               1395 MONTGOMERY DR         DEERFIELD          IL     60015      $239,508.72
  600129722     KENNETH STERN              1900 LARRABEE ST           CHICAGO            IL     60614      $249,432.35
  600129723     MARK A THIROS              287 TURNBERRY CT           VALPARAISO         IN     46383      $386,478.93
  600129724     N ROBERT UTECHT            11681 SHAG BARK LANE       BURR RIDGE         IL     60525      $459,355.09
  600129725     JAMES L PATTERSON          5410 BRIGHT CREEK CT       FLUSHING           MI     48433      $238,615.46
  600129726     JOHN R CURTIN              1315 FAIRFAX               BLOOMFIELD HILL    MI     48302      $270,900.61
  600129727     MICHAEL C STRENING         1103 SUNSET ROAD           WINNETKA           IL     60093      $309,789.87
  600129728     BRUCE W DOUGHTY            2869 SHANNON CT            NORTHBROOK         IL     60062      $309,560.99
  600129729     JOHN ABUNASSAR             25730 LOCHMOOR LANE        NOVI               MI     48374      $256,418.43
  600129730     ROBERT M KATZMAN           2350 N M 66                EVELINE            MI     49727      $284,616.27
  600129731     WAYNE L ALLEN              10405 GOLFVIEW CT          DAVISON            MI     48423      $337,847.31
  600129732     GARY R CHAPMAN             2869 AMBERLY LANE          TROY               MI     48084      $310,572.69
  600129733     GREGORY A KALIN            5225 GALLAGHER BLVD        WHITMORE LAKE      MI     48189      $297,400.31
  600129734     JAMES M HASSELLE III       12975 TOWERING OAKS        SHELBY             MI     48315      $318,515.80


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129721     EVELYN LEWIS                 7.950      .250    7.700     .0500     7.650     12/01/2027
  600129722     KENNETH STERN                8.000      .250    7.750     .0500     7.700     01/01/2028
  600129723     MARK A THIROS                8.000      .250    7.750     .0500     7.700     01/01/2028
  600129724     N ROBERT UTECHT              7.800      .250    7.550     .0500     7.500     01/01/2028
  600129725     JAMES L PATTERSON            8.000      .250    7.750     .0500     7.700     12/01/2027
  600129726     JOHN R CURTIN                8.100      .250    7.850     .0500     7.800     12/01/2027
  600129727     MICHAEL C STRENING           7.950      .250    7.700     .0500     7.650     02/01/2028
  600129728     BRUCE W DOUGHTY              7.750      .250    7.500     .0500     7.450     01/01/2028
  600129729     JOHN ABUNASSAR               7.450      .250    7.200     .0500     7.150     12/01/2027
  600129730     ROBERT M KATZMAN             8.000      .250    7.750     .0500     7.700     01/01/2028
  600129731     WAYNE L ALLEN                7.950      .250    7.700     .0500     7.650     01/01/2028
  600129732     GARY R CHAPMAN               7.900      .250    7.650     .0500     7.600     01/01/2028
  600129733     GREGORY A KALIN              8.000      .250    7.750     .0500     7.700     02/01/2028
  600129734     JAMES M HASSELLE III         7.550      .250    7.300     .0500     7.250     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129721     EVELYN LEWIS               3434925                    $1,752.68                  03/01/1998             360
  600129722     KENNETH STERN              3437613                    $1,834.42                  03/01/1998             360
  600129723     MARK A THIROS              3473477                    $2,839.67                  03/01/1998             360
  600129724     N ROBERT UTECHT            3473964                    $3,311.41                  03/01/1998             360
  600129725     JAMES L PATTERSON          3475431                    $1,754.44                  03/01/1998             360
  600129726     JOHN R CURTIN              3475480                    $2,014.84                  03/01/1998             360
  600129727     MICHAEL C STRENING         3484177                    $2,263.88                  03/01/1998             360
  600129728     BRUCE W DOUGHTY            3485802                    $2,220.88                  03/01/1998             360
  600129729     JOHN ABUNASSAR             3496916                    $1,788.20                  03/01/1998             360
  600129730     ROBERT M KATZMAN           3499498                    $2,091.23                  03/01/1998             360
  600129731     WAYNE L ALLEN              3514577                    $2,490.27                  03/01/1998             360
  600129732     GARY R CHAPMAN             3559622                    $2,260.37                  03/01/1998             360
  600129733     GREGORY A KALIN            5524129                    $2,183.69                  03/01/1998             360
  600129734     JAMES M HASSELLE III       5540232                    $2,239.67                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129721     EVELYN LEWIS                                                                                  $300,000.00    N
  600129722     KENNETH STERN                                                                                 $385,000.00    N
  600129723     MARK A THIROS                                                                                 $483,810.00    N
  600129724     N ROBERT UTECHT                                                                               $745,000.00    N
  600129725     JAMES L PATTERSON                                                                             $298,900.00    N
  600129726     JOHN R CURTIN                                                                                 $375,000.00    N
  600129727     MICHAEL C STRENING                                                                            $625,000.00    N
  600129728     BRUCE W DOUGHTY                                                                               $410,000.00    N
  600129729     JOHN ABUNASSAR                                                                                $327,000.00    N
  600129730     ROBERT M KATZMAN                                                                              $382,000.00    N
  600129731     WAYNE L ALLEN                                                                                 $440,000.00    N
  600129732     GARY R CHAPMAN                                                                                $389,000.00    N
  600129733     GREGORY A KALIN                                                                               $478,000.00    N
  600129734     JAMES M HASSELLE III                                                                          $425,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129735     KENNETH E COCHRUM          1625 BEARD DR S E          GRAND RAPIDS       MI     49546      $256,782.52
  600129736     MICHAEL R DOCTOR           4 TRAVERSE HGTS            PETOSKEY           MI     49770      $295,589.16
  600129737     HARVEY DAY                 2501 IROQUOIS AVE          DETROIT            MI     48214      $247,156.48
  600129738     MICHAEL S SURIN            52 ROBERTA                 LEMONT             IL     60439      $264,812.96
  600129739     JOSEPH A FEHRENBACKER      1831 SCHENK RD             EVANSVILLE         IN     47720      $269,206.83
  600129826     WILLIAMS                    4155 NE FIRE RIDGE DRIVE  GRAND RAPIDS       MI     49525      $438,429.53
  600129830     LUDLOW                      4957 GLEN OAKS STREET     ROCKFORD           MI     49341      $234,336.82
  600129831     WITUCKI                     227 RIVER PINE DR         LOWELL             MI     49331      $279,558.83
  600129834     LEHMANN                     1050 RICELAND COURT       ROSWELL            GA     30075      $249,585.96
  600129835     SMITH                       4 TOWER DRIVE             DOVER              MA     02030      $347,531.44
  600129839     KOHNEN                      67 POINTER LANE STREET    ST LOUIS           MO     63124      $248,297.61
  600129840     GRIGSBY                     1517 DANWOOD LANE         MITCHVILLE         MD     20721      $242,923.41
  600129842     ARCHER S                    6727 LEBANON PIKE         SPRINGBORO         OH     45066      $253,065.76
  600129843     SHADE                       1280 E CHOCTAW DRIVE      LONDON             OH     43140      $300,151.37


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129735     KENNETH E COCHRUM            7.850      .250    7.600     .0500     7.550     02/01/2028
  600129736     MICHAEL R DOCTOR             7.850      .250    7.600     .0500     7.550     01/01/2028
  600129737     HARVEY DAY                   7.850      .250    7.600     .0500     7.550     01/01/2028
  600129738     MICHAEL S SURIN              7.750      .250    7.500     .0500     7.450     02/01/2028
  600129739     JOSEPH A FEHRENBACKER        7.600      .250    7.350     .0500     7.300     02/01/2028
  600129826     WILLIAMS                     7.750      .250    7.500     .0500     7.450     11/01/2027
  600129830     LUDLOW                       8.500      .250    8.250     .0500     8.200     11/01/2027
  600129831     WITUCKI                      8.500      .250    8.250     .0500     8.200     01/01/2028
  600129834     LEHMANN                      7.875      .250    7.625     .0500     7.575     07/01/2027
  600129835     SMITH                        8.000      .250    7.750     .0500     7.700     01/01/2028
  600129839     KOHNEN                       7.875      .250    7.625     .0500     7.575     09/01/2027
  600129840     GRIGSBY                      7.625      .250    7.375     .0500     7.325     09/01/2027
  600129842     ARCHER S                     7.750      .250    7.500     .0500     7.450     10/01/2027
  600129843     SHADE                        7.625      .250    7.375     .0500     7.325     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129735     KENNETH E COCHRUM          5542097                    $1,860.42                  03/01/1998             360
  600129736     MICHAEL R DOCTOR           5550421                    $2,141.08                  03/01/1998             360
  600129737     HARVEY DAY                 5551163                    $1,790.26                  03/01/1998             360
  600129738     MICHAEL S SURIN            5566476                    $1,898.50        12        03/01/1998             360
  600129739     JOSEPH A FEHRENBACKER      5570379                    $1,902.88                  03/01/1998             360
  600129826     WILLIAMS                   0904028                    $3,295.50                  03/01/1998             360
  600129830     LUDLOW                     0919534                    $1,806.95                  03/01/1998             360
  600129831     WITUCKI                    0919791                    $2,152.96                  03/01/1998             360
  600129834     LEHMANN                    0928868                    $1,819.92                  03/01/1998             360
  600129835     SMITH                      0931024                    $2,553.50                  03/01/1998             360
  600129839     KOHNEN                     0937694                    $1,819.92                  03/01/1998             360
  600129840     GRIGSBY                    0937842                    $1,727.02         2        03/01/1998             360
  600129842     ARCHER S                   0943374                    $1,862.67                  03/01/1998             360
  600129843     SHADE                      0944516                    $2,127.63        19        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129735     KENNETH E COCHRUM                                                                             $525,000.00    N
  600129736     MICHAEL R DOCTOR                                                                              $370,000.00    N
  600129737     HARVEY DAY                                                                                    $330,000.00    N
  600129738     MICHAEL S SURIN                                                                               $280,000.00    N
  600129739     JOSEPH A FEHRENBACKER                                                                         $531,000.00    N
  600129826     WILLIAMS                    .00       .00       .00       .000        .250          .300      $655,000.00    N
  600129830     LUDLOW                      .00       .00       .00       .000        .250          .300      $326,500.00    N
  600129831     WITUCKI                     .00       .00       .00       .000        .250          .300      $350,000.00    N
  600129834     LEHMANN                     .00       .00       .00       .000        .250          .300      $316,000.00    N
  600129835     SMITH                       .00       .00       .00       .000        .250          .300      $525,000.00    N
  600129839     KOHNEN                      .00       .00       .00       .000        .250          .300      $438,000.00    N
  600129840     GRIGSBY                     .00       .00       .00       .000        .250          .300      $276,000.00    N
  600129842     ARCHER S                    .00       .00       .00       .000        .250          .300      $325,000.00    N
  600129843     SHADE                       .00       .00       .00       .000        .250          .300      $334,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129844     STONE                       13904 LITTLE TREE COURT   ROCKVILLE          MD     20850      $324,516.09
  600129845     BRADLEY                     7059 LEORIE DR            TRAVERSE CITY      MI     49684      $228,746.55
  600129846     SUTTON                      2263 WAYSIDE DRIVE        ATLANTA            GA     30319      $231,398.78
  600129847     GUTIERRE                    1548 OLD FORGE RD         BARTLETT           IL     60103      $255,329.61
  600129848     BRADLEY                     1757 W SCHOOL STREET      CHICAGO            IL     60657      $305,148.33
  600129849     MCCUNE                      843 PRAIRIE LAWN ROAD     GLENVIEW           IL     60025      $329,956.72
  600129855     BRESSLER                    20 SKYLER DRIVE           SOUTHBOROUGH       MA     01772      $259,459.68
  600129857     CUNNINGH                    1940 LAKE DRIVE SE        EAST GRAND RAPI    MI     49506      $439,689.46
  600129860     GREEN II                    202 SKYVIEW DRIVE         ADKINS             TX     78101      $275,609.13
  600129881     BOSQUE J                    8710 FERGUSON AVE         SAVANNAH           GA     31406      $269,587.85
  600129882     CORVINO                     5913 TARLETON DRIVE       OAK RIDGE          NC     27310      $264,493.51
  600129883     BRUNDAGE                    1838 ARGENTINA DR SE      EAST GRAND RAPI    MI     49506      $379,044.89
  600129884     GURDEN                      416 N SCHOOL HILL COURT   SUTTONS BAY        MI     49682      $253,571.94
  600129885     BIZZIGOT                    1126 SUNNYSIDE DRIVE      CADILLAC           MI     49601      $295,591.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129844     STONE                        7.500      .250    7.250     .0500     7.200     01/01/2028
  600129845     BRADLEY                      8.125      .250    7.875     .0500     7.825     10/01/2027
  600129846     SUTTON                       7.625      .250    7.375     .0500     7.325     10/01/2027
  600129847     GUTIERRE                     7.750      .250    7.500     .0500     7.450     12/01/2027
  600129848     BRADLEY                      7.875      .250    7.625     .0500     7.575     11/01/2027
  600129849     MCCUNE                       7.750      .250    7.500     .0500     7.450     11/01/2027
  600129855     BRESSLER                     7.875      .250    7.625     .0500     7.575     12/01/2027
  600129857     CUNNINGH                     7.750      .250    7.500     .0500     7.450     02/01/2028
  600129860     GREEN II                     7.750      .250    7.500     .0500     7.450     01/01/2028
  600129881     BOSQUE J                     7.375      .250    7.125     .0500     7.075     01/01/2028
  600129882     CORVINO                      7.250      .250    7.000     .0500     6.950     02/01/2028
  600129883     BRUNDAGE                     7.625      .250    7.375     .0500     7.325     01/01/2028
  600129884     GURDEN                       7.875      .250    7.625     .0500     7.575     12/01/2027
  600129885     BIZZIGOT                     7.875      .250    7.625     .0500     7.575     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129844     STONE                      0946776                    $2,272.45                  03/01/1998             360
  600129845     BRADLEY                    0947327                    $1,711.46                  03/01/1998             360
  600129846     SUTTON                     0948264                    $1,643.85                  03/01/1998             360
  600129847     GUTIERRE                   0948784                    $1,835.45                  03/01/1998             360
  600129848     BRADLEY                    0948905                    $2,218.71                  03/01/1998             360
  600129849     MCCUNE                     0948918                    $2,370.61                  03/01/1998             360
  600129855     BRESSLER                   0951726                    $1,885.18                  03/01/1998             360
  600129857     CUNNINGH                   0953074                    $3,152.21                  03/01/1998             360
  600129860     GREEN II                   0953977                    $1,977.30                  03/01/1998             360
  600129881     BOSQUE J                   0957143                    $1,864.82                  03/01/1998             360
  600129882     CORVINO                    0957376                    $1,805.72                  03/01/1998             360
  600129883     BRUNDAGE                   0957479                    $2,689.62                  03/01/1998             360
  600129884     GURDEN                     0957499                    $1,842.40                  03/01/1998             360
  600129885     BIZZIGOT                   0957592                    $2,146.21                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129844     STONE                       .00       .00       .00       .000        .250          .300      $437,000.00    N
  600129845     BRADLEY                     .00       .00       .00       .000        .250          .300      $307,400.00    N
  600129846     SUTTON                      .00       .00       .00       .000        .250          .300      $290,500.00    N
  600129847     GUTIERRE                    .00       .00       .00       .000        .250          .300      $322,000.00    N
  600129848     BRADLEY                     .00       .00       .00       .000        .250          .300      $436,000.00    N
  600129849     MCCUNE                      .00       .00       .00       .000        .250          .300      $500,000.00    N
  600129855     BRESSLER                    .00       .00       .00       .000        .250          .300      $325,000.00    N
  600129857     CUNNINGH                    .00       .00       .00       .000        .250          .300      $550,000.00    N
  600129860     GREEN II                    .00       .00       .00       .000        .250          .300      $390,000.00    N
  600129881     BOSQUE J                    .00       .00       .00       .000        .250          .300      $380,000.00    N
  600129882     CORVINO                     .00       .00       .00       .000        .250          .300      $333,000.00    N
  600129883     BRUNDAGE                    .00       .00       .00       .000        .250          .300      $475,000.00    N
  600129884     GURDEN                      .00       .00       .00       .000        .250          .300      $373,500.00    N
  600129885     BIZZIGOT                    .00       .00       .00       .000        .250          .300      $378,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129886     STOUT                       8407 FERNWOOD DRIVE       AUGUSTA            MI     49012      $289,168.80
  600129890     SMYTHE                      915 LAKE STREET           NORTH MUSKEGON     MI     49445      $231,679.63
  600129930     POWELL J                    3321 CRANMORE CHASE       MARIETTA           GA     30066      $284,343.08
  600129936     YOUNG                       223 WINCHESTER BEACH DR   ANNAPOLIS          MD     21401      $405,364.64
  600129945     JOUBRAN                     8132 UNDERWOOD RIDGE      TRAVERSE CITY      MI     49684      $318,847.84
  600129947     MORRISSE                    33 LAFAYETTE AVENUE       HINGHAM            MA     02043      $249,814.46
  600129951     LEBAN                       758 CHELSEA PARK LANE NE  MARIETTA           GA     30068      $283,547.46
  600129952     JONES                       3539 KINGSHILL ROAD       BIRMINGHAM         AL     35223      $305,732.57
  600129953     SVENSSON                    37 SQUIRE ROAD            MONROE             CT     06468      $299,564.36
  600130015     ASENCE                      331 NORTH SARA JANE LANE  PLACENTIA          CA     92870      $245,668.78
  600130016     SANCHEZ                     23204 WEST SORREL COURT   VALENCIA           CA     91354      $322,124.38
  600130017     CAREY                       1731 TULAROSA RD          LOMPOC             CA     93436      $396,247.45
  600130018     KLENOV                      11781 DAVENPORT ROAD      LOS ALAMITOS       CA     90720      $251,489.34
  600130026     RAO                         3138 HAWKCREST CIRCLE     SAN JOSE           CA     95135      $355,354.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129886     STOUT                        7.500      .250    7.250     .0500     7.200     01/01/2028
  600129890     SMYTHE                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600129930     POWELL J                     7.375      .250    7.125     .0500     7.075     12/01/2027
  600129936     YOUNG                        7.250      .250    7.000     .0500     6.950     01/01/2028
  600129945     JOUBRAN                      7.750      .250    7.500     .0500     7.450     01/01/2028
  600129947     MORRISSE                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600129951     LEBAN                        7.875      .250    7.625     .0500     7.575     01/01/2028
  600129952     JONES                        7.375      .250    7.125     .0500     7.075     01/01/2028
  600129953     SVENSSON                     7.625      .250    7.375     .0500     7.325     01/01/2028
  600130015     ASENCE                       8.000      .250    7.750     .0500     7.700     01/01/2028
  600130016     SANCHEZ                      8.000      .250    7.750     .0500     7.700     11/01/2027
  600130017     CAREY                        8.000      .250    7.750     .0500     7.700     12/01/2027
  600130018     KLENOV                       8.000      .250    7.750     .0500     7.700     12/01/2027
  600130026     RAO                          8.375      .250    8.125     .0500     8.075     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129886     STOUT                      0957596                    $2,024.93                  03/01/1998             360
  600129890     SMYTHE                     0957977                    $1,682.16                  03/01/1998             360
  600129930     POWELL J                   0962418                    $1,969.81                  03/01/1998             360
  600129936     YOUNG                      0962788                    $2,769.64                  03/01/1998             360
  600129945     JOUBRAN                    0963486                    $2,287.50                  03/01/1998             360
  600129947     MORRISSE                   0963685                    $1,748.04                  03/01/1998             360
  600129951     LEBAN                      0963764                    $2,059.20                  03/01/1998             360
  600129952     JONES                      0963767                    $2,114.85                  03/01/1998             360
  600129953     SVENSSON                   0963783                    $2,123.38         2        03/01/1998             360
  600130015     ASENCE                     6213571                    $1,805.06         2        03/01/1998             360
  600130016     SANCHEZ                    6214303                    $2,370.06        12        03/01/1998             360
  600130017     CAREY                      6214374                    $2,935.06                  03/01/1998             360
  600130018     KLENOV                     6214377                    $1,849.09                  03/01/1998             360
  600130026     RAO                        6216476                    $2,705.86                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129886     STOUT                       .00       .00       .00       .000        .250          .300      $378,000.00    N
  600129890     SMYTHE                      .00       .00       .00       .000        .250          .300      $293,500.00    N
  600129930     POWELL J                    .00       .00       .00       .000        .250          .300      $360,000.00    N
  600129936     YOUNG                       .00       .00       .00       .000        .250          .300      $670,000.00    N
  600129945     JOUBRAN                     .00       .00       .00       .000        .250          .300      $480,000.00    N
  600129947     MORRISSE                    .00       .00       .00       .000        .250          .300      $360,000.00    N
  600129951     LEBAN                       .00       .00       .00       .000        .250          .300      $360,000.00    N
  600129952     JONES                       .00       .00       .00       .000        .250          .300      $403,000.00    N
  600129953     SVENSSON                    .00       .00       .00       .000        .250          .300      $318,000.00    N
  600130015     ASENCE                      .00       .00       .00       .000        .250          .300      $261,000.00    N
  600130016     SANCHEZ                     .00       .00       .00       .000        .250          .300      $340,027.00    N
  600130017     CAREY                       .00       .00       .00       .000        .250          .300      $500,000.00    N
  600130018     KLENOV                      .00       .00       .00       .000        .250          .300      $315,000.00    N
  600130026     RAO                         .00       .00       .00       .000        .250          .300      $445,350.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130027     MODI                        5910 GOLD CREEK DR        CASTRO VALLEY      CA     94552      $281,997.77
  600130028     NATESAN                     1215 STAFFORD DRIVE       CUPERTINO          CA     95014      $437,818.13
  600130029     DEEN                        1265 INVERNESS CT         FREMONT            CA     94539      $247,990.26
  600130031     PADMANAB                    1225 ST. JOSEPH AVE       LOS ALTOS          CA     94024      $534,269.52
  600130033     RAMOS                       3078 RASMUS CIR           SAN JOSE           CA     95148      $268,664.43
  600130037     COLLINS                     10701 CREBS AVE           LOS ANGELES        CA     91326      $251,489.34
  600130058     CHAPAS                      4954 E LAFAYETTE BLVD     PHOENIX            AZ     85018      $237,146.37
  600130069     STORACE                     22284 BUENAVENTURA STREE  LOS ANGELES        CA     91364      $286,221.96
  600130071     SPAULDIN                    2580 WILLO LN             COSTA MESA         CA     92627      $267,443.04
  600130078     MUNKRES                     3215 THISTLEWOOD ST       THOUSAND OAKS      CA     91360      $251,660.69
  600130085     LAMBERTY                    373 WARWICK AVENUE        OAKLAND            CA     94610      $295,601.44
  600130086     PROCTOR                     420 10TH ST               MANHATTAN BEACH    CA     90266      $539,169.13
  600130089     JAMISON                     13312 EAST COOUNTRY SHAD  CHANDLER           AZ     85249      $259,289.33
  600130090     HECHT                       12010 N COPELAND LN       FLAGSTAFF          AZ     86004      $264,166.25


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130027     MODI                         8.375      .250    8.125     .0500     8.075     01/01/2028
  600130028     NATESAN                      8.375      .250    8.125     .0500     8.075     01/01/2028
  600130029     DEEN                         8.375      .250    8.125     .0500     8.075     01/01/2028
  600130031     PADMANAB                     8.125      .250    7.875     .0500     7.825     01/01/2028
  600130033     RAMOS                        8.375      .250    8.125     .0500     8.075     01/01/2028
  600130037     COLLINS                      8.000      .250    7.750     .0500     7.700     12/01/2027
  600130058     CHAPAS                       7.500      .250    7.250     .0500     7.200     01/01/2028
  600130069     STORACE                      8.000      .250    7.750     .0500     7.700     11/01/2027
  600130071     SPAULDIN                     7.875      .250    7.625     .0500     7.575     12/01/2027
  600130078     MUNKRES                      8.000      .250    7.750     .0500     7.700     01/01/2028
  600130085     LAMBERTY                     8.000      .250    7.750     .0500     7.700     01/01/2028
  600130086     PROCTOR                      7.875      .250    7.625     .0500     7.575     01/01/2028
  600130089     JAMISON                      7.875      .250    7.625     .0500     7.575     09/01/2027
  600130090     HECHT                        7.625      .250    7.375     .0500     7.325     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130027     MODI                       6216478                    $2,146.07                  03/01/1998             360
  600130028     NATESAN                    6216492                    $3,334.44                  03/01/1998             360
  600130029     DEEN                       6216504                    $1,887.26                  03/01/1998             360
  600130031     PADMANAB                   6216560                    $3,972.36                  03/01/1998             360
  600130033     RAMOS                      6216571                    $2,044.60                  03/01/1998             360
  600130037     COLLINS                    6217717                    $1,849.09                  03/01/1998             360
  600130058     CHAPAS                     6221517                    $1,660.64                  03/01/1998             360
  600130069     STORACE                    6222011                    $2,105.91                  03/01/1998             360
  600130071     SPAULDIN                   6222861                    $1,943.19                  03/01/1998             360
  600130078     MUNKRES                    6228197                    $1,849.09                  03/01/1998             360
  600130085     LAMBERTY                   6228444                    $2,171.95        12        03/01/1998             360
  600130086     PROCTOR                    6228503                    $3,915.38                  03/01/1998             360
  600130089     JAMISON                    6235712                    $1,908.39                  03/01/1998             360
  600130090     HECHT                      6262790                    $1,875.66                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130027     MODI                        .00       .00       .00       .000        .250          .300      $365,000.00    N
  600130028     NATESAN                     .00       .00       .00       .000        .250          .300      $600,000.00    N
  600130029     DEEN                        .00       .00       .00       .000        .250          .300      $425,000.00    N
  600130031     PADMANAB                    .00       .00       .00       .000        .250          .300      $726,000.00    N
  600130033     RAMOS                       .00       .00       .00       .000        .250          .300      $338,000.00    N
  600130037     COLLINS                     .00       .00       .00       .000        .250          .300      $360,000.00    N
  600130058     CHAPAS                      .00       .00       .00       .000        .250          .300      $390,000.00    N
  600130069     STORACE                     .00       .00       .00       .000        .250          .300      $580,000.00    N
  600130071     SPAULDIN                    .00       .00       .00       .000        .250          .300      $335,000.00    N
  600130078     MUNKRES                     .00       .00       .00       .000        .250          .300      $315,000.00    N
  600130085     LAMBERTY                    .00       .00       .00       .000        .250          .300      $345,000.00    N
  600130086     PROCTOR                     .00       .00       .00       .000        .250          .300      $800,000.00    N
  600130089     JAMISON                     .00       .00       .00       .000        .250          .300      $330,000.00    N
  600130090     HECHT                       .00       .00       .00       .000        .250          .300      $476,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130101     RALPH                       413 E COTTAM PL           PLACENTIA          CA     92870      $255,904.96
  600130111     SANDOVAL                    443 E COLEMAN PL          PLACENTIA          CA     92870      $259,232.36
  600130113     PETERS                      373 E HILLCREST AVE       FRESNO             CA     93720      $282,910.82
  600130117     RENKEN                      2742 FELTON STREET        SAN DIEGO          CA     92104      $234,174.50
  600130122     ROSSALL                     832 CALLE TALENTIA        ESCONDIDO          CA     92025      $239,668.58
  600130129     BINMOELL                    4926 SHENANDOAH AVE       LADERA HEIGHTS     CA     90056      $398,476.24
  600130132     FISHERBA                    2 CECELIA LANE            NOVATO             CA     94947      $270,135.77
  600130256     STIEFERM                   345 N CANAL                CHICAGO            IL     60606      $272,722.89
  600130259     PLEASANT                   3946 SW 98TH DRIVE         GAINESVILLE        FL     32608      $241,829.20
  600130262     TREMBATH                   62 BONNIE LANE             CLARENDON HILLS    IL     60514      $314,777.68
  600130275     KERL                       9703 SEEMAN ROAD           UNION              IL     60180      $256,323.48
  600130277     DEMOURA                    47 LEXINGTON AVE           GLOUCESTER         MA     01930      $290,983.89
  600130279     STACEY                     2843 N LINCOLN AVE         CHICAGO            IL     60657      $265,623.30
  600130294     LEFAVE                     147 JOHNNY CAKE STREET     NORTH ANDOVER      MA     01845      $259,640.97


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130101     RALPH                        8.000      .250    7.750     .0500     7.700     01/01/2028
  600130111     SANDOVAL                     7.750      .250    7.500     .0500     7.450     01/01/2028
  600130113     PETERS                       7.875      .250    7.625     .0500     7.575     12/01/2027
  600130117     RENKEN                       8.000      .250    7.750     .0500     7.700     12/01/2027
  600130122     ROSSALL                      7.875      .250    7.625     .0500     7.575     01/01/2028
  600130129     BINMOELL                     8.125      .250    7.875     .0500     7.825     01/01/2028
  600130132     FISHERBA                     8.000      .250    7.750     .0500     7.700     01/01/2028
  600130256     STIEFERM                     7.875      .250    7.625     .0500     7.575     01/01/2028
  600130259     PLEASANT                     7.750      .250    7.500     .0500     7.450     02/01/2028
  600130262     TREMBATH                     7.750      .250    7.500     .0500     7.450     02/01/2028
  600130275     KERL                         7.875      .250    7.625     .0500     7.575     02/01/2028
  600130277     DEMOURA                      7.500      .250    7.250     .0500     7.200     02/01/2028
  600130279     STACEY                       7.750      .250    7.500     .0500     7.450     01/01/2028
  600130294     LEFAVE                       7.875      .250    7.625     .0500     7.575     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130101     RALPH                      6275908                    $1,880.28        12        03/01/1998             360
  600130111     SANDOVAL                   6313486                    $1,859.81                  03/01/1998             360
  600130113     PETERS                     6314157                    $2,055.58         7        03/01/1998             360
  600130117     RENKEN                     6324032                    $1,721.78         2        03/01/1998             360
  600130122     ROSSALL                    6324197                    $1,740.17                  03/01/1998             360
  600130129     BINMOELL                   6330061                    $2,962.56         1        03/01/1998             360
  600130132     FISHERBA                   6396407                    $1,984.84                  03/01/1998             360
  600130256     STIEFERM                   0920178                    $1,980.16        12        03/01/1998             360
  600130259     PLEASANT                   0930382                    $1,733.72         2        03/01/1998             360
  600130262     TREMBATH                   0932221                    $2,256.70                  03/01/1998             360
  600130275     KERL                       0958057                    $1,859.80        12        03/01/1998             360
  600130277     DEMOURA                    0958529                    $2,036.11                  03/01/1998             360
  600130279     STACEY                     0958789                    $1,905.66        12        03/01/1998             360
  600130294     LEFAVE                     0962375                    $1,885.18                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130101     RALPH                       .00       .00       .00       .000        .250          .300      $270,000.00    Y
  600130111     SANDOVAL                    .00       .00       .00       .000        .250          .300      $324,500.00    N
  600130113     PETERS                      .00       .00       .00       .000        .250          .300      $315,000.00    N
  600130117     RENKEN                      .00       .00       .00       .000        .250          .300      $259,000.00    N
  600130122     ROSSALL                     .00       .00       .00       .000        .250          .300      $318,000.00    N
  600130129     BINMOELL                    .00       .00       .00       .000        .250          .300      $470,000.00    N
  600130132     FISHERBA                    .00       .00       .00       .000        .250          .300      $380,000.00    N
  600130256     STIEFERM                    .00       .00       .00       .000        .250          .300      $310,500.00    N
  600130259     PLEASANT                    .00       .00       .00       .000        .250          .300      $269,000.00    N
  600130262     TREMBATH                    .00       .00       .00       .000        .250          .300      $500,000.00    N
  600130275     KERL                        .00       .00       .00       .000        .250          .300      $280,000.00    N
  600130277     DEMOURA                     .00       .00       .00       .000        .250          .300      $366,000.00    N
  600130279     STACEY                      .00       .00       .00       .000        .250          .300      $296,000.00    N
  600130294     LEFAVE                      .00       .00       .00       .000        .250          .300      $383,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130296     MILO JR                    23192 L'ERMITAGE           BOCA RATON         FL     33433      $298,797.16
  600130375     CHANDRA                    1554 MISSION SPRINGS CIR   SAN JOSE           CA     95131      $333,792.40
  600130376     PILLALAM                   1144 CHANNING AVENUE       PALO ALTO          CA     94301      $599,627.07
  600130378     AZARNOUS                   32 ARDOR DRIVE             ORINDA             CA     94563      $279,825.97
  600130379     ZARRINGH                   303 STARFISH LN            REDWOOD CITY       CA     94065      $288,820.37
  600130380     NARASIMH                   43050 SABERCAT PL          FREMONT            CA     94539      $616,616.51
  600130389     GANESAN                    20470 WILLIAMS AVE         SARATOGA           CA     95070      $423,729.63
  600130390     SUD                        55 E LAS PALMAS AVENUE     FREMONT            CA     94539      $502,917.89
  600130391     CWIK                       3711 S DOLPHIN STREET      LOS ANGELES        CA     90731      $236,588.69
  600130392     VIDA                       3092 BOSTONIAN DR          LOS ALAMITOS AR    CA     90720      $268,288.95
  600130393     GRECO                      8745 E EAST RUNNING SPRIN  ANAHEIM            CA     92808      $257,068.68
  600130402     MEYER                      16208 SOUTH 1ST STREET     PHOENIX            AZ     85048      $229,705.65
  600130404     FIRESTON                   12129 NORTH 114TH WAY      SCOTTSDALE         AZ     85259      $349,771.05
  600130420     DEGRUCCI                   39 RAVEN LANE              ALISO VIEJO        CA     90011      $246,068.23


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130296     MILO JR                      8.000      .250    7.750     .0500     7.700     01/01/2028
  600130375     CHANDRA                      8.375      .250    8.125     .0500     8.075     02/01/2028
  600130376     PILLALAM                     8.375      .250    8.125     .0500     8.075     02/01/2028
  600130378     AZARNOUS                     8.375      .250    8.125     .0500     8.075     02/01/2028
  600130379     ZARRINGH                     8.375      .250    8.125     .0500     8.075     02/01/2028
  600130380     NARASIMH                     8.375      .250    8.125     .0500     8.075     02/01/2028
  600130389     GANESAN                      8.250      .250    8.000     .0500     7.950     02/01/2028
  600130390     SUD                          8.875      .250    8.625     .0500     8.575     02/01/2028
  600130391     CWIK                         8.250      .250    8.000     .0500     7.950     11/01/2027
  600130392     VIDA                         8.125      .250    7.875     .0500     7.825     11/01/2027
  600130393     GRECO                        8.125      .250    7.875     .0500     7.825     11/01/2027
  600130402     MEYER                        8.250      .250    8.000     .0500     7.950     01/01/2028
  600130404     FIRESTON                     8.125      .250    7.875     .0500     7.825     02/01/2028
  600130420     DEGRUCCI                     8.000      .250    7.750     .0500     7.700     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130296     MILO JR                    0962583                    $2,195.42                  03/01/1998             360
  600130375     CHANDRA                    6216396                    $2,538.64         1        03/01/1998             360
  600130376     PILLALAM                   6216475                    $4,560.43                  03/01/1998             360
  600130378     AZARNOUS                   6216498                    $2,128.20                  03/01/1998             360
  600130379     ZARRINGH                   6216500                    $2,196.61                  03/01/1998             360
  600130380     NARASIMH                   6216508                    $4,689.64                  03/01/1998             360
  600130389     GANESAN                    6216663                    $3,185.37                  03/01/1998             360
  600130390     SUD                        6216670                    $4,003.69                  03/01/1998             360
  600130391     CWIK                       6217142                    $1,782.01                  03/01/1998             360
  600130392     VIDA                       6217146                    $1,997.32                  03/01/1998             360
  600130393     GRECO                      6217910                    $1,913.79                  03/01/1998             360
  600130402     MEYER                      6221469                    $1,727.92                  03/01/1998             360
  600130404     FIRESTON                   6221576                    $2,598.74                  03/01/1998             360
  600130420     DEGRUCCI                   6228496                    $1,808.00                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130296     MILO JR                     .00       .00       .00       .000        .250          .300      $375,000.00    N
  600130375     CHANDRA                     .00       .00       .00       .000        .250          .300      $372,000.00    N
  600130376     PILLALAM                    .00       .00       .00       .000        .250          .300      $800,000.00    N
  600130378     AZARNOUS                    .00       .00       .00       .000        .250          .300      $350,000.00    N
  600130379     ZARRINGH                    .00       .00       .00       .000        .250          .300      $425,000.00    N
  600130380     NARASIMH                    .00       .00       .00       .000        .250          .300      $980,000.00    N
  600130389     GANESAN                     .00       .00       .00       .000        .250          .300      $550,000.00    N
  600130390     SUD                         .00       .00       .00       .000        .250          .300      $750,000.00    N
  600130391     CWIK                        .00       .00       .00       .000        .250          .300      $300,000.00    N
  600130392     VIDA                        .00       .00       .00       .000        .250          .300      $360,000.00    N
  600130393     GRECO                       .00       .00       .00       .000        .250          .300      $323,000.00    N
  600130402     MEYER                       .00       .00       .00       .000        .250          .300      $311,000.00    N
  600130404     FIRESTON                    .00       .00       .00       .000        .250          .300      $800,000.00    N
  600130420     DEGRUCCI                    .00       .00       .00       .000        .250          .300      $308,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130421     LERNER                     29027 OLD CARRIAGE CT      AGOURA HILLS       CA     91301      $286,623.25
  600130422     BEANE                      2350 VINA DEL MAR          OXNARD             CA     93035      $290,809.64
  600130424     CAGAN                      8614 SKYLINE DR            LOS ANGELES        CA     90046      $378,289.97
  600130425     DAVIS                      20355 BICKFORD DR          WALNUT             CA     91789      $399,751.38
  600130440     MCFADDEN                   2360 W KILTIE LN           FLAGSTAFF          AZ     86001      $332,892.70
  600130446     HARRIS                     13740 QUINTON RD           SAN DIEGO          CA     92129      $282,718.82
  600130450     GOLDEN                     2272 CAMINITO CALA         SAN DIEGO          CA     92014      $264,831.02
  600130941     GONZALE                    4541 TORREY PINES DR       CHINO HILLS        CA     91709      $264,489.67
  600130944     HESSAR-AMIRI,EHSANOLLAH    2226 TRICKLNG CRK DR       LA VERNE           CA     91750      $239,199.64
  600130945     ROY,H                      6868 COYOTE CANYON         SOMIS              CA     93066      $788,499.84
  600130946     MARKS,EVA                  8401 NATALIE LN            W HILLS            CA     91304      $166,785.98
  600130947     LICHT,CHRISTA              9617 ORCHARD HILL CIR      DALLAS             TX     75243       $35,177.47
  600130948     CRESSY,JEFFREY             7960 E 7TH ST              DOWNEY             CA     90241      $218,796.51
  600130949     CARTER,RONNIE              1646 WITT HILL DR          SPRING HILL        TN     37174      $103,268.42


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130421     LERNER                       8.125      .250    7.875     .0500     7.825     01/01/2028
  600130422     BEANE                        8.125      .250    7.875     .0500     7.825     02/01/2028
  600130424     CAGAN                        8.000      .250    7.750     .0500     7.700     01/01/2028
  600130425     DAVIS                        8.375      .250    8.125     .0500     8.075     02/01/2028
  600130440     MCFADDEN                     8.125      .250    7.875     .0500     7.825     10/01/2027
  600130446     HARRIS                       8.000      .250    7.750     .0500     7.700     01/01/2028
  600130450     GOLDEN                       8.250      .250    8.000     .0500     7.950     02/01/2028
  600130941     GONZALE                      8.500      .250    8.250     .0500     8.200     02/01/2028
  600130944     HESSAR-AMIRI,EHSANOLLAH      8.500      .250    8.250     .0500     8.200     01/01/2023
  600130945     ROY,H                        8.150      .250    7.900     .0500     7.850     03/01/2023
  600130946     MARKS,EVA                    8.875      .250    8.625     .0500     8.575     07/01/2023
  600130947     LICHT,CHRISTA                8.250      .250    8.000     .0500     7.950     04/01/2024
  600130948     CRESSY,JEFFREY               8.835      .250    8.585     .0500     8.535     05/01/2024
  600130949     CARTER,RONNIE                8.125      .250    7.875     .0500     7.825     07/01/2024


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130421     LERNER                     6228504                    $2,130.97                  03/01/1998             360
  600130422     BEANE                      6228565                    $2,160.67                  03/01/1998             360
  600130424     CAGAN                      6228791                    $2,779.50                  03/01/1998             360
  600130425     DAVIS                      6230193                    $3,040.29                  03/01/1998             360
  600130440     MCFADDEN                   6312235                    $2,479.94                  03/01/1998             360
  600130446     HARRIS                     6324236                    $2,077.29         2        03/01/1998             360
  600130450     GOLDEN                     6324346                    $1,990.86                  03/01/1998             360
  600130941     GONZALE                    6230304                    $2,034.93        12        03/01/1998             360
  600130944     HESSAR-AMIRI,EHSANOLLAH    9109273855                 $1,929.89         1        03/01/1998             360
  600130945     ROY,H                      9109274903                 $6,176.77                  03/01/1998             360
  600130946     MARKS,EVA                  9109277658                 $1,410.10                  03/01/1998             360
  600130947     LICHT,CHRISTA              9109326752                   $273.93                  03/01/1998             360
  600130948     CRESSY,JEFFREY             9109328139                 $1,791.48                  03/01/1998             360
  600130949     CARTER,RONNIE              9109338047                   $795.95                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130421     LERNER                      .00       .00       .00       .000        .250          .300      $385,000.00    N
  600130422     BEANE                       .00       .00       .00       .000        .250          .300      $375,000.00    N
  600130424     CAGAN                       .00       .00       .00       .000        .250          .300      $590,000.00    N
  600130425     DAVIS                       .00       .00       .00       .000        .250          .300      $500,000.00    N
  600130440     MCFADDEN                    .00       .00       .00       .000        .250          .300      $450,000.00    N
  600130446     HARRIS                      .00       .00       .00       .000        .250          .300      $305,000.00    N
  600130450     GOLDEN                      .00       .00       .00       .000        .250          .300      $365,000.00    N
  600130941     GONZALE                     .00       .00       .00       .000        .250          .300      $278,627.00    N
  600130944     HESSAR-AMIRI,EHSANOLLAH                                                                       $318,000.00    N
  600130945     ROY,H                                                                                       $1,200,000.00    N
  600130946     MARKS,EVA                                                                                     $275,000.00    N
  600130947     LICHT,CHRISTA                                                                                 $104,250.00    N
  600130948     CRESSY,JEFFREY                                                                                $285,000.00    N
  600130949     CARTER,RONNIE                                                                                 $134,900.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130950     STEIDELE,MONICA            539 W COULTER              JACKSON            WY     83001      $100,749.16
  600130951     SYWYK,KEVIN                11182 W HILL RD            SWARTZ CREEK       MI     48473       $93,770.35
  600130952     MAGGIO,ELIZABETH           4020 NEW YORK AVE          SEAFORD            NY     11783      $112,283.63
  600130953     CARVER,JEFFREY             120 CAS HILLS DR           SAN ANTONIO        TX     78213      $239,073.00
  600130954     STEWART,MICHAEL            357 LAKE MEADE DR          EAST BERLIN        PA     17316      $113,129.79
  600130955     RZASA,JANICE               27 CARRIAGE HOUSE RD       SPARTA             NJ     07871       $96,421.62
  600130956     KALOGEROPOULOS,P           7785 LEE RD                HAMBURG TOWNSHI    MI     48139      $300,935.41
  600130957     SAWYER,WILLIAM             343 LOWER RD               DURANGO            CO     81301      $145,615.45
  600130959     VRATARIC,NICHOLAS          3832 BERRYMAN AVE          LOS ANGELES        CA     90024      $237,344.63
  600130961     CASILLAS,TERESA            149 S EDINBURGH AVE        LOS ANGELES        CA     90048      $247,824.96
  600130965     CHRISLOCK,JAMES            3960 EMPIRE GRADE          SANTA CRUZ         CA     95060      $274,795.91
  600130966     KOEHLER,PATRICIA           2461 GRIZZLEY RD           RENO               NV     89511       $69,950.59
  600130967     MARTOCCHIO,TONEATA         11930 HORSESHOE RD         OAKDALE            CA     95361      $249,819.05
  600130968     GLADSTONE,GARRY            2 SITGES                   LAGUNA NIGUEL      CA     92677      $413,692.75


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130950     STEIDELE,MONICA              8.375      .250    8.125     .0500     8.075     07/01/2024
  600130951     SYWYK,KEVIN                  8.125      .250    7.875     .0500     7.825     09/01/2024
  600130952     MAGGIO,ELIZABETH             8.375      .250    8.125     .0500     8.075     10/01/2024
  600130953     CARVER,JEFFREY               8.125      .250    7.875     .0500     7.825     09/01/2024
  600130954     STEWART,MICHAEL              8.125      .250    7.875     .0500     7.825     09/01/2024
  600130955     RZASA,JANICE                 8.250      .250    8.000     .0500     7.950     11/01/2024
  600130956     KALOGEROPOULOS,P             8.500      .250    8.250     .0500     8.200     06/01/2025
  600130957     SAWYER,WILLIAM               8.155      .250    7.905     .0500     7.855     06/01/2025
  600130959     VRATARIC,NICHOLAS            8.125      .250    7.875     .0500     7.825     02/01/2028
  600130961     CASILLAS,TERESA              7.750      .250    7.500     .0500     7.450     02/01/2028
  600130965     CHRISLOCK,JAMES              7.500      .250    7.250     .0500     7.200     02/01/2028
  600130966     KOEHLER,PATRICIA             7.750      .250    7.500     .0500     7.450     02/01/2028
  600130967     MARTOCCHIO,TONEATA           7.625      .250    7.375     .0500     7.325     02/01/2028
  600130968     GLADSTONE,GARRY              7.500      .250    7.250     .0500     7.200     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130950     STEIDELE,MONICA            9109338070                   $790.99                  03/01/1998             360
  600130951     SYWYK,KEVIN                9109346206                   $723.82                  03/01/1998             360
  600130952     MAGGIO,ELIZABETH           9109346495                   $903.95                  03/01/1998             360
  600130953     CARVER,JEFFREY             9109346602                 $1,833.64                  03/01/1998             360
  600130954     STEWART,MICHAEL            9109346685                   $867.75         2        03/01/1998             360
  600130955     RZASA,JANICE               9109349663                   $747.44                  03/01/1998             360
  600130956     KALOGEROPOULOS,P           9109360371                 $2,367.03        12        03/01/1998             360
  600130957     SAWYER,WILLIAM             9109362104                 $1,112.91                  03/01/1998             360
  600130959     VRATARIC,NICHOLAS          9159908152                 $1,763.44         1        03/01/1998             360
  600130961     CASILLAS,TERESA            9159922690                 $1,776.71                  03/01/1998             360
  600130965     CHRISLOCK,JAMES            9159940189                 $1,922.84                  03/01/1998             360
  600130966     KOEHLER,PATRICIA           9159962431                   $501.49                  03/01/1998             360
  600130967     MARTOCCHIO,TONEATA         9159966465                 $1,769.49                  03/01/1998             360
  600130968     GLADSTONE,GARRY            9159982520                 $2,894.75        12        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130950     STEIDELE,MONICA                                                                               $137,000.00    N
  600130951     SYWYK,KEVIN                                                                                   $146,000.00    N
  600130952     MAGGIO,ELIZABETH                                                                              $173,000.00    N
  600130953     CARVER,JEFFREY                                                                                $330,000.00    N
  600130954     STEWART,MICHAEL                                                                               $125,000.00    N
  600130955     RZASA,JANICE                                                                                  $292,000.00    N
  600130956     KALOGEROPOULOS,P                                                                              $343,000.00    N
  600130957     SAWYER,WILLIAM                                                                                $350,000.00    N
  600130959     VRATARIC,NICHOLAS                                                                             $250,000.00    N
  600130961     CASILLAS,TERESA                                                                               $310,000.00    N
  600130965     CHRISLOCK,JAMES                                                                               $404,000.00    N
  600130966     KOEHLER,PATRICIA                                                                              $150,000.00    N
  600130967     MARTOCCHIO,TONEATA                                                                            $460,000.00    N
  600130968     GLADSTONE,GARRY                                                                               $460,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130972     FORREST,GREGORY            33751 ROSSCOMMON LN        SN JUN CPSTRN      CA     92675      $854,161.76
  600130973     PIERINI,JEFFRY             31241 PASEO MIRALOMA       SN JUN CPSTRN      CA     92675      $319,762.51
  600130974     MCCLURE,MARIENNE           4393 TERRABELLA WAY        OAKLAND            CA     94619      $239,821.88
  600130978     SHEN,ALEXANDER             2775 ASHWOOD CIR           FULLERTON          CA     92835      $299,782.86
  600130979     SEDGHI,RAY                 179 WINDJAMMER CT          HENDERSON          NV     89014      $239,821.88
  600130980     WONG,KAM                   920 LA SENDA RD            HILLSBOROUGH       CA     94010      $569,555.34
  600130981     KOENIG JR,RICHARD          1391 CLAREMONT DR          SAN BRUNO          CA     94066      $247,806.53
  600130983     EZRAN,ELIAHU               462 S WETHERLY DR          BEVERLY HILLS      CA     90211      $307,758.83
  600130985     BARRETT,LEE                147 LOUISE LN              SAN MATEO          CA     94403      $312,955.67
  600130986     GUERRERO,MAURA             1121 FAIRMONT DR           SAN BRUNO          CA     94066      $273,486.48
  600130987     ALAMEDDINE,HISHAM          15 IRIS LN                 SAN CARLOS         CA     94070      $384,707.05
  600130988     EWING,HARRY                2888 HILLSIDE DR           BURLINGAME         CA     94010      $314,754.27
  600130989     AMIDHOZOUR,RAHIM           214 ELEANOR DR             WOODSIDE           CA     94062      $649,541.24
  600130993     SIFF,FREDERICK             121 BAYONA DR              SANTA CRUZ         CA     95060      $300,792.85


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130972     FORREST,GREGORY              7.875      .250    7.625     .0500     7.575     02/01/2028
  600130973     PIERINI,JEFFRY               7.500      .250    7.250     .0500     7.200     02/01/2028
  600130974     MCCLURE,MARIENNE             7.500      .250    7.250     .0500     7.200     02/01/2028
  600130978     SHEN,ALEXANDER               7.625      .250    7.375     .0500     7.325     02/01/2028
  600130979     SEDGHI,RAY                   7.500      .250    7.250     .0500     7.200     02/01/2028
  600130980     WONG,KAM                     7.250      .250    7.000     .0500     6.950     02/01/2028
  600130981     KOENIG JR,RICHARD            7.250      .250    7.000     .0500     6.950     02/01/2028
  600130983     EZRAN,ELIAHU                 7.250      .250    7.000     .0500     6.950     02/01/2028
  600130985     BARRETT,LEE                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600130986     GUERRERO,MAURA               7.250      .250    7.000     .0500     6.950     02/01/2028
  600130987     ALAMEDDINE,HISHAM            7.375      .250    7.125     .0500     7.075     02/01/2028
  600130988     EWING,HARRY                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600130989     AMIDHOZOUR,RAHIM             7.750      .250    7.500     .0500     7.450     02/01/2028
  600130993     SIFF,FREDERICK               7.875      .250    7.625     .0500     7.575     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130972     FORREST,GREGORY            9159983825                 $6,197.54                  03/01/1998             360
  600130973     PIERINI,JEFFRY             9159983957                 $2,237.49                  03/01/1998             360
  600130974     MCCLURE,MARIENNE           9159992834                 $1,678.12                  03/01/1998             360
  600130978     SHEN,ALEXANDER             9169178309                 $2,123.39                  03/01/1998             360
  600130979     SEDGHI,RAY                 9169185817                 $1,678.12                  03/01/1998             360
  600130980     WONG,KAM                   9179153383                 $3,888.41                  03/01/1998             360
  600130981     KOENIG JR,RICHARD          9179156154                 $1,691.80                  03/01/1998             360
  600130983     EZRAN,ELIAHU               9179156501                 $2,101.11                  03/01/1998             360
  600130985     BARRETT,LEE                9179772794                 $2,136.58                  03/01/1998             360
  600130986     GUERRERO,MAURA             9179773206                 $1,867.12         2        03/01/1998             360
  600130987     ALAMEDDINE,HISHAM          9179773354                 $2,659.10                  03/01/1998             360
  600130988     EWING,HARRY                9179773503                 $2,148.86                  03/01/1998             360
  600130989     AMIDHOZOUR,RAHIM           9179773552                 $4,656.68                  03/01/1998             360
  600130993     SIFF,FREDERICK             9179797874                 $2,182.46                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130972     FORREST,GREGORY                                                                             $1,325,000.00    N
  600130973     PIERINI,JEFFRY                                                                                $455,000.00    N
  600130974     MCCLURE,MARIENNE                                                                              $300,000.00    N
  600130978     SHEN,ALEXANDER                                                                                $380,000.00    N
  600130979     SEDGHI,RAY                                                                                    $320,000.00    N
  600130980     WONG,KAM                                                                                      $900,000.00    N
  600130981     KOENIG JR,RICHARD                                                                             $330,000.00    N
  600130983     EZRAN,ELIAHU                                                                                  $490,000.00    N
  600130985     BARRETT,LEE                                                                                   $435,000.00    N
  600130986     GUERRERO,MAURA                                                                                $322,000.00    N
  600130987     ALAMEDDINE,HISHAM                                                                             $575,000.00    N
  600130988     EWING,HARRY                                                                                   $720,000.00    N
  600130989     AMIDHOZOUR,RAHIM                                                                            $1,600,000.00    N
  600130993     SIFF,FREDERICK                                                                                $480,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130994     GRABLE,TRUDY               14531 OAK ST UNIT A        SARATOGA           CA     95070      $322,260.66
  600130995     ROBINSON,SCOTT             445 W MAPLE WAY            REDWOOD CITY       CA     94062      $808,443.24
  600130996     DORSEL,ANDREAS             140 SANTA MARGARITA AVE    MENLO PARK         CA     94025      $419,680.41
  600130997     BULINSKI,RAYNOLD           1171 LA ROCHELLE TERRACE   SUNNYVALE          CA     94089      $257,817.90
  600130998     HANAMOTO,MARK              3303 HASKINS DR            BELMONT            CA     94002      $329,367.37
  600130999     ZHELEZNYAK,ALEXANDER       26 LENNOX RD               KENSINGTON         CA     94707      $312,284.93
  600131000     KIELY,MICHAEL              831 REGULUS ST             FOSTER CITY        CA     94404      $335,768.76
  600131002     VO,HUNG                    1838 TAMBOUR WAY           SAN JOSE           CA     95131      $251,633.96
  600131003     HUBBACK,PETER              3381 ALLRED LN             SOQUEL             CA     95073      $274,795.91
  600131004     HAGEN,LARS                 1711 ROBIN WHIPPLE WAY     BELMONT            CA     94002      $349,746.68
  600131005     GEVA,OFER                  1757 HERON AVE             SUNNYVALE          CA     94087      $276,799.51
  600131006     HOSSEINI,MOHSEN            1258 COBBLE STONE DR       CAMPBELL           CA     95008      $375,234.97
  600131007     NEWMAN,KEITH               1028 HAVRE CT              SUNNYVALE          CA     94087      $399,724.72
  600131011     SASAO,MARK                 2378 APSIS CT              SAN JOSE           CA     95124      $240,825.56


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130994     GRABLE,TRUDY                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600130995     ROBINSON,SCOTT               7.875      .250    7.625     .0500     7.575     02/01/2028
  600130996     DORSEL,ANDREAS               7.375      .250    7.125     .0500     7.075     02/01/2028
  600130997     BULINSKI,RAYNOLD             7.750      .250    7.500     .0500     7.450     02/01/2028
  600130998     HANAMOTO,MARK                7.750      .250    7.500     .0500     7.450     02/01/2028
  600130999     ZHELEZNYAK,ALEXANDER         7.875      .250    7.625     .0500     7.575     02/01/2028
  600131000     KIELY,MICHAEL                7.875      .250    7.625     .0500     7.575     02/01/2028
  600131002     VO,HUNG                      7.750      .250    7.500     .0500     7.450     02/01/2028
  600131003     HUBBACK,PETER                7.500      .250    7.250     .0500     7.200     02/01/2028
  600131004     HAGEN,LARS                   7.625      .250    7.375     .0500     7.325     02/01/2028
  600131005     GEVA,OFER                    7.625      .250    7.375     .0500     7.325     02/01/2028
  600131006     HOSSEINI,MOHSEN              7.750      .250    7.500     .0500     7.450     02/01/2028
  600131007     NEWMAN,KEITH                 7.875      .250    7.625     .0500     7.575     02/01/2028
  600131011     SASAO,MARK                   7.625      .250    7.375     .0500     7.325     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130994     GRABLE,TRUDY               9179798179                 $2,254.97                  03/01/1998             360
  600130995     ROBINSON,SCOTT             9179798468                 $5,865.82                  03/01/1998             360
  600130996     DORSEL,ANDREAS             9179798476                 $2,900.84                  03/01/1998             360
  600130997     BULINSKI,RAYNOLD           9179798500                 $1,848.35                  03/01/1998             360
  600130998     HANAMOTO,MARK              9179798591                 $2,361.30                  03/01/1998             360
  600130999     ZHELEZNYAK,ALEXANDER       9179798864                 $2,265.85                  03/01/1998             360
  600131000     KIELY,MICHAEL              9179799078                 $2,436.24                  03/01/1998             360
  600131002     VO,HUNG                    9179799300                 $1,812.53                  03/01/1998             360
  600131003     HUBBACK,PETER              9179799334                 $1,922.84                  03/01/1998             360
  600131004     HAGEN,LARS                 9179799359                 $2,477.28                  03/01/1998             360
  600131005     GEVA,OFER                  9179799367                 $1,960.59                  03/01/1998             360
  600131006     HOSSEINI,MOHSEN            9179799375                 $2,690.13                  03/01/1998             360
  600131007     NEWMAN,KEITH               9179799789                 $2,900.28                  03/01/1998             360
  600131011     SASAO,MARK                 9179801387                 $1,705.79                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130994     GRABLE,TRUDY                                                                                  $430,000.00    N
  600130995     ROBINSON,SCOTT                                                                              $1,200,000.00    N
  600130996     DORSEL,ANDREAS                                                                                $525,000.00    N
  600130997     BULINSKI,RAYNOLD                                                                              $345,000.00    N
  600130998     HANAMOTO,MARK                                                                                 $592,000.00    N
  600130999     ZHELEZNYAK,ALEXANDER                                                                          $395,000.00    N
  600131000     KIELY,MICHAEL                                                                                 $470,000.00    N
  600131002     VO,HUNG                                                                                       $400,000.00    N
  600131003     HUBBACK,PETER                                                                                 $890,000.00    N
  600131004     HAGEN,LARS                                                                                    $440,000.00    N
  600131005     GEVA,OFER                                                                                     $435,000.00    N
  600131006     HOSSEINI,MOHSEN                                                                               $475,000.00    N
  600131007     NEWMAN,KEITH                                                                                  $600,000.00    N
  600131011     SASAO,MARK                                                                                    $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131012     LEAHY,SCOTT                1664 VALLEY OAKS DR        GILROY             CA     95020      $294,786.48
  600131013     NGUYEN,TRONG               20091 PIERCE CT            SARATOGA           CA     95070      $403,700.17
  600131014     ZIELINSKI,DAVID            5163 VICENZA WAY           SAN JOSE           CA     95138      $628,644.67
  600131015     LU,JANE                    309 LOS PINOS WAY          SAN JOSE           CA     95119      $258,812.54
  600131016     JU,PETER                   19288 KERWIN RANCH CT      SARATOGA           CA     95070      $699,493.36
  600131017     TZYY,JAMES                 859 QUINTINIA DR           SUNNYVALE          CA     94086      $299,788.26
  600131019     OTTENWELLER,WILLIAM        26 TRILLIUM LN             SAN CARLOS         CA     94070      $277,199.23
  600131021     SIMPSON,OLIVER             4263 CAMBRIDGE WAY         UNION CITY         CA     94587      $301,786.85
  600131022     HALL,DEBORAH               2381 ROSEWOOD DR           SAN BRUNO          CA     94066      $275,805.20
  600131023     YI,RON                     1942 CAPE HILDA PL         SAN JOSE           CA     95133      $251,803.41
  600131024     SILVERBERG,SCOTT           554 3RD AVE                SAN FRANCISCO      CA     94118      $322,266.58
  600131025     HO,CHEONG                  105 CORONA ST              SAN FRANCISCO      CA     94127      $329,761.16
  600131026     GACAYAN,JOSELITO           2941 MAYGLEN WAY           SAN JOSE           CA     95133      $251,817.60
  600131027     CABANA JR,AMANTE           3632 SYDNEY DR             SAN JOSE           CA     95132      $245,821.95


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131012     LEAHY,SCOTT                  7.625      .250    7.375     .0500     7.325     02/01/2028
  600131013     NGUYEN,TRONG                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600131014     ZIELINSKI,DAVID              7.625      .250    7.375     .0500     7.325     02/01/2028
  600131015     LU,JANE                      7.625      .250    7.375     .0500     7.325     02/01/2028
  600131016     JU,PETER                     7.625      .250    7.375     .0500     7.325     02/01/2028
  600131017     TZYY,JAMES                   7.750      .250    7.500     .0500     7.450     02/01/2028
  600131019     OTTENWELLER,WILLIAM          7.625      .250    7.375     .0500     7.325     02/01/2028
  600131021     SIMPSON,OLIVER               7.750      .250    7.500     .0500     7.450     02/01/2028
  600131022     HALL,DEBORAH                 7.750      .250    7.500     .0500     7.450     02/01/2028
  600131023     YI,RON                       7.250      .250    7.000     .0500     6.950     02/01/2028
  600131024     SILVERBERG,SCOTT             7.625      .250    7.375     .0500     7.325     02/01/2028
  600131025     HO,CHEONG                    7.625      .250    7.375     .0500     7.325     02/01/2028
  600131026     GACAYAN,JOSELITO             7.625      .250    7.375     .0500     7.325     02/01/2028
  600131027     CABANA JR,AMANTE             7.625      .250    7.375     .0500     7.325     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131012     LEAHY,SCOTT                9179801486                 $2,088.00                  03/01/1998             360
  600131013     NGUYEN,TRONG               9179801809                 $2,824.83                  03/01/1998             360
  600131014     ZIELINSKI,DAVID            9179801858                 $4,452.74                  03/01/1998             360
  600131015     LU,JANE                    9179802294                 $1,833.19                  03/01/1998             360
  600131016     JU,PETER                   9179802666                 $4,954.56                  03/01/1998             360
  600131017     TZYY,JAMES                 9179803011                 $2,149.24                  03/01/1998             360
  600131019     OTTENWELLER,WILLIAM        9179804605                 $1,963.42                  03/01/1998             360
  600131021     SIMPSON,OLIVER             9179804951                 $2,163.57         1        03/01/1998             360
  600131022     HALL,DEBORAH               9179805040                 $1,977.30                  03/01/1998             360
  600131023     YI,RON                     9179805248                 $1,719.09                  03/01/1998             360
  600131024     SILVERBERG,SCOTT           9179805297                 $2,282.64                  03/01/1998             360
  600131025     HO,CHEONG                  9179805578                 $2,335.72                  03/01/1998             360
  600131026     GACAYAN,JOSELITO           9179806303                 $1,783.65                  03/01/1998             360
  600131027     CABANA JR,AMANTE           9179806402                 $1,741.18                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131012     LEAHY,SCOTT                                                                                   $377,129.00    N
  600131013     NGUYEN,TRONG                                                                                  $770,000.00    N
  600131014     ZIELINSKI,DAVID                                                                               $900,000.00    N
  600131015     LU,JANE                                                                                       $325,000.00    N
  600131016     JU,PETER                                                                                    $1,260,000.00    N
  600131017     TZYY,JAMES                                                                                    $443,000.00    N
  600131019     OTTENWELLER,WILLIAM                                                                           $390,000.00    N
  600131021     SIMPSON,OLIVER                                                                                $318,265.00    N
  600131022     HALL,DEBORAH                                                                                  $345,000.00    N
  600131023     YI,RON                                                                                        $315,000.00    N
  600131024     SILVERBERG,SCOTT                                                                              $430,000.00    N
  600131025     HO,CHEONG                                                                                     $501,000.00    N
  600131026     GACAYAN,JOSELITO                                                                              $320,000.00    N
  600131027     CABANA JR,AMANTE                                                                              $308,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131028     LEE,WILLIS                 43412 LAUREL GLEN COMMON   FREMONT            CA     94539      $404,684.06
  600131033     ROSEN,DAVID                20 PRESHER WAY             LAFAYETTE          CA     94549      $499,609.94
  600131035     CHOWDHURY,JASPAL           4517 MAUREEN CIR           LIVERMORE          CA     94550      $262,814.37
  600131036     MCCLAIN,STUART             4150 17TH ST               SAN FRANCISCO      CA     94114      $331,753.60
  600131039     CHONG,YEE                  480 ARBOL VIA              WALNUT CREEK       CA     94598      $438,932.08
  600131042     WEISS,RICHARD              15 SANTA RAY AVE           OAKLAND            CA     94610      $243,827.78
  600131043     THOMPSON,TOLLEF            71 CAROLYN CT              LAFAYETTE          CA     94549      $259,816.49
  600131044     ALAVI,FREYDOUN             8644 DON CAROL DR          EL CERRITO         CA     94530      $384,735.04
  600131045     KWOK,JAMES                 2366 BROADWAY ST           SAN FRANCISCO      CA     94115      $317,763.99
  600131046     FAHERTY,RONALD             39000 CALLE BANDIDO        MURRIETA           CA     92563      $229,338.02
  600131047     BAILEY,MICHAEL             823 SAN LUIS REY AVE       CORONADO           CA     92118      $439,665.19
  600131048     MAGAUDDA,PAUL              6485 AVENIDA CRESTA        LA JOLLA           CA     92037      $443,678.64
  600131049     BAME,DAVID                 2554 N HOLLISTON AVE       ALTADENA           CA     91001      $251,068.14
  600131050     ELARIO,DAVID               4150 ROCK MOUNTAIN RD      FALLBROOK          CA     92028      $349,740.24


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131028     LEE,WILLIS                   7.250      .250    7.000     .0500     6.950     02/01/2028
  600131033     ROSEN,DAVID                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600131035     CHOWDHURY,JASPAL             7.750      .250    7.500     .0500     7.450     02/01/2028
  600131036     MCCLAIN,STUART               7.500      .250    7.250     .0500     7.200     02/01/2028
  600131039     CHONG,YEE                    7.625      .250    7.375     .0500     7.325     02/01/2028
  600131042     WEISS,RICHARD                7.750      .250    7.500     .0500     7.450     02/01/2028
  600131043     THOMPSON,TOLLEF              7.750      .250    7.500     .0500     7.450     02/01/2028
  600131044     ALAVI,FREYDOUN               7.875      .250    7.625     .0500     7.575     02/01/2028
  600131045     KWOK,JAMES                   7.500      .250    7.250     .0500     7.200     02/01/2028
  600131046     FAHERTY,RONALD               7.750      .250    7.500     .0500     7.450     02/01/2028
  600131047     BAILEY,MICHAEL               7.375      .250    7.125     .0500     7.075     02/01/2028
  600131048     MAGAUDDA,PAUL                7.625      .250    7.375     .0500     7.325     02/01/2028
  600131049     BAME,DAVID                   7.625      .250    7.375     .0500     7.325     02/01/2028
  600131050     ELARIO,DAVID                 7.500      .250    7.250     .0500     7.200     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131028     LEE,WILLIS                 9179808515                 $2,762.82                  03/01/1998             360
  600131033     ROSEN,DAVID                9190019795                 $3,410.89                  03/01/1998             360
  600131035     CHOWDHURY,JASPAL           9190020801                 $1,884.17        19        03/01/1998             360
  600131036     MCCLAIN,STUART             9190020918                 $2,321.40                  03/01/1998             360
  600131039     CHONG,YEE                  9190030537                 $3,108.99                  03/01/1998             360
  600131042     WEISS,RICHARD              9190033697                 $1,748.05                  03/01/1998             360
  600131043     THOMPSON,TOLLEF            9190034406                 $1,862.68                  03/01/1998             360
  600131044     ALAVI,FREYDOUN             9190034414                 $2,791.52                  03/01/1998             360
  600131045     KWOK,JAMES                 9190034646                 $2,223.51                  03/01/1998             360
  600131046     FAHERTY,RONALD             9190036591                 $1,644.17                  03/01/1998             360
  600131047     BAILEY,MICHAEL             9190037060                 $3,038.98                  03/01/1998             360
  600131048     MAGAUDDA,PAUL              9190037235                 $3,142.61                  03/01/1998             360
  600131049     BAME,DAVID                 9190037532                 $1,778.34                  03/01/1998             360
  600131050     ELARIO,DAVID               9190037771                 $2,447.26                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131028     LEE,WILLIS                                                                                    $605,875.00    N
  600131033     ROSEN,DAVID                                                                                   $700,000.00    N
  600131035     CHOWDHURY,JASPAL                                                                              $320,000.00    N
  600131036     MCCLAIN,STUART                                                                                $415,000.00    N
  600131039     CHONG,YEE                                                                                     $575,000.00    N
  600131042     WEISS,RICHARD                                                                                 $305,000.00    N
  600131043     THOMPSON,TOLLEF                                                                               $370,000.00    N
  600131044     ALAVI,FREYDOUN                                                                                $550,000.00    N
  600131045     KWOK,JAMES                                                                                  $1,525,000.00    N
  600131046     FAHERTY,RONALD                                                                                $450,000.00    N
  600131047     BAILEY,MICHAEL                                                                                $550,000.00    N
  600131048     MAGAUDDA,PAUL                                                                                 $575,000.00    N
  600131049     BAME,DAVID                                                                                    $335,000.00    N
  600131050     ELARIO,DAVID                                                                                  $500,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131051     KITA,MARK                  940 CHERRYSTONE DR         LOS GATOS          CA     95032      $524,610.37
  600131052     YOUNG,MICHAEL              1261 BIG TALK CT           SAN JOSE           CA     95120      $374,707.46
  600131053     LUBACZEWSKI,THOMAS         3203 HEATHERGLOW ST        THOUSAND OAKS      CA     91360      $259,802.16
  600131054     KLEINROCK,IRA              9029 CRESTA DR             LOS ANGELES        CA     90035      $353,231.01
  600131055     BRITTEN,LARY               8915 YUBA RIVER AVE        FOUNTAIN VALLEY    CA     92708      $249,259.94
  600131056     POLANCO,CESAR              6547 ABASCAL DR            HACIENDA HEIGHT    CA     91745      $206,846.37
  600131057     BAKER,JOE                  901 COAST VIEW DR          LAGUNA BEACH       CA     92651      $339,766.01
  600131060     ROSENE,DENNIS              440 CABRILLO TERRACE       NEWPORT BEACH      CA     92625      $359,726.06
  600131061     LIONETTI,VINCENT           24653 FARROW DR            SANTA CLARITA      CA     91355      $290,463.35
  600131064     VOGEL,LORING               475 BELVEDERE ST           SAN FRANCISCO      CA     94117      $449,359.38
  600131065     LIVIZ,FELIX                1161 BLYTHE ST             FOSTER CITY        CA     94404      $366,740.97
  600131066     HENRY,KATHY                1621 CEDAR ST              SAN CARLOS         CA     94070      $349,759.13
  600131068     ARMOUR,AIMEE               113545 FARLIN ST           LOS ANGELES        CA     90049      $405,706.14
  600131069     WONG,CHATMAN               1274 GREEN OAK LN          LOS ALTOS          CA     94024      $394,721.21


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131051     KITA,MARK                    7.500      .250    7.250     .0500     7.200     02/01/2028
  600131052     YOUNG,MICHAEL                7.250      .250    7.000     .0500     6.950     02/01/2028
  600131053     LUBACZEWSKI,THOMAS           7.375      .250    7.125     .0500     7.075     02/01/2028
  600131054     KLEINROCK,IRA                7.375      .250    7.125     .0500     7.075     02/01/2028
  600131055     BRITTEN,LARY                 7.750      .250    7.500     .0500     7.450     02/01/2028
  600131056     POLANCO,CESAR                7.500      .250    7.250     .0500     7.200     02/01/2028
  600131057     BAKER,JOE                    7.875      .250    7.625     .0500     7.575     02/01/2028
  600131060     ROSENE,DENNIS                7.375      .250    7.125     .0500     7.075     02/01/2028
  600131061     LIONETTI,VINCENT             7.250      .250    7.000     .0500     6.950     02/01/2028
  600131064     VOGEL,LORING                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600131065     LIVIZ,FELIX                  7.750      .250    7.500     .0500     7.450     02/01/2028
  600131066     HENRY,KATHY                  7.875      .250    7.625     .0500     7.575     02/01/2028
  600131068     ARMOUR,AIMEE                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600131069     WONG,CHATMAN                 7.750      .250    7.500     .0500     7.450     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131051     KITA,MARK                  9190040692                 $3,670.88                  03/01/1998             360
  600131052     YOUNG,MICHAEL              9190041849                 $2,558.17                  03/01/1998             360
  600131053     LUBACZEWSKI,THOMAS         9190060039                 $1,795.76                  03/01/1998             360
  600131054     KLEINROCK,IRA              9190060104                 $2,441.54                  03/01/1998             360
  600131055     BRITTEN,LARY               9190060187                 $1,787.00                  03/01/1998             360
  600131056     POLANCO,CESAR              9190060674                 $1,447.38                  03/01/1998             360
  600131057     BAKER,JOE                  9190060690                 $2,465.24                  03/01/1998             360
  600131060     ROSENE,DENNIS              9190063082                 $2,486.44                  03/01/1998             360
  600131061     LIONETTI,VINCENT           9190115940                 $1,985.14         2        03/01/1998             360
  600131064     VOGEL,LORING               9190126269                 $3,185.08                  03/01/1998             360
  600131065     LIVIZ,FELIX                9190126459                 $2,629.24                  03/01/1998             360
  600131066     HENRY,KATHY                9190126590                 $2,537.75                  03/01/1998             360
  600131068     ARMOUR,AIMEE               9190127333                 $2,873.65                  03/01/1998             360
  600131069     WONG,CHATMAN               9190127960                 $2,829.83                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131051     KITA,MARK                                                                                     $700,000.00    N
  600131052     YOUNG,MICHAEL                                                                                 $505,000.00    N
  600131053     LUBACZEWSKI,THOMAS                                                                            $335,000.00    N
  600131054     KLEINROCK,IRA                                                                                 $505,000.00    N
  600131055     BRITTEN,LARY                                                                                  $367,000.00    N
  600131056     POLANCO,CESAR                                                                                 $276,000.00    N
  600131057     BAKER,JOE                                                                                     $690,000.00    N
  600131060     ROSENE,DENNIS                                                                                 $535,000.00    N
  600131061     LIONETTI,VINCENT                                                                              $330,000.00    N
  600131064     VOGEL,LORING                                                                                  $650,000.00    N
  600131065     LIVIZ,FELIX                                                                                   $525,000.00    N
  600131066     HENRY,KATHY                                                                                   $448,000.00    N
  600131068     ARMOUR,AIMEE                                                                                  $580,000.00    N
  600131069     WONG,CHATMAN                                                                                  $800,000.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131070     METZ I,ARTHUR              6292 SIERRA SIENA RD       IRVINE             CA     92612      $336,500.08
  600131073     SCUDAMORE,RICHARD          601 VISTA BONITA           NEWPORT BEACH      CA     92660      $231,028.41
  600131074     YOUSEFIZADEH,HOMAYOON      14 POSADA                  IRVINE             CA     92614      $310,263.73
  600131075     LEVIN,BOB                  7081 TATLER RD             CARLSBAD           CA     92009      $255,480.45
  600131076     VENCIL,JON                 4319 SANTA CRUZ AVE        SAN DIEGO          CA     92107      $269,394.85
  600131077     GLINER,RAMON               4744 KESWICK CT            SAN DIEGO          CA     92130      $487,646.79
  600131079     WAGGONER,WILLIAM           185 CAMINO AL BARRANCO     LA SELVA BEACH     CA     95076      $297,784.31
  600131084     BLOM,MICHEL                981 FREDENSBORG CANYON R   SOLVANG            CA     93463      $424,684.58
  600131085     ZAJIC,LARRY                4637 VISTA BUENA RD        SANTA BARBARA      CA     93110      $228,596.53
  600131089     MARTINEZ,ALEX              10856 ROCHESTER AVE        LOS ANGELES        CA     90024      $299,765.97
  600131090     FOSTER,TODD                4765 BOXWOOD WAY           DUBLIN             CA     94568      $247,811.29
  600131091     CONTEY,F                   840 11TH ST                BOULDER            CO     80302      $251,812.97
  600131094     SHIFRIN,BRIAN              717 GRANT PL               BOULDER            CO     80302      $299,771.72
  600131096     WOLF,MORRIS                2565 EARLY RIVERS CT       UNION CITY         CA     94587      $229,833.53


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131070     METZ I,ARTHUR                7.500      .250    7.250     .0500     7.200     02/01/2028
  600131073     SCUDAMORE,RICHARD            7.500      .250    7.250     .0500     7.200     02/01/2028
  600131074     YOUSEFIZADEH,HOMAYOON        7.375      .250    7.125     .0500     7.075     02/01/2028
  600131075     LEVIN,BOB                    7.375      .250    7.125     .0500     7.075     02/01/2028
  600131076     VENCIL,JON                   7.375      .250    7.125     .0500     7.075     02/01/2028
  600131077     GLINER,RAMON                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600131079     WAGGONER,WILLIAM             7.625      .250    7.375     .0500     7.325     02/01/2028
  600131084     BLOM,MICHEL                  7.500      .250    7.250     .0500     7.200     02/01/2028
  600131085     ZAJIC,LARRY                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600131089     MARTINEZ,ALEX                7.250      .250    7.000     .0500     6.950     02/01/2028
  600131090     FOSTER,TODD                  7.375      .250    7.125     .0500     7.075     02/01/2028
  600131091     CONTEY,F                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600131094     SHIFRIN,BRIAN                7.375      .250    7.125     .0500     7.075     02/01/2028
  600131096     WOLF,MORRIS                  7.625      .250    7.375     .0500     7.325     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131070     METZ I,ARTHUR              9190128638                 $2,354.61                  03/01/1998             360
  600131073     SCUDAMORE,RICHARD          9199184335                 $1,616.59                  03/01/1998             360
  600131074     YOUSEFIZADEH,HOMAYOON      9199184475                 $2,144.55        12        03/01/1998             360
  600131075     LEVIN,BOB                  9199184731                 $1,765.89                  03/01/1998             360
  600131076     VENCIL,JON                 9199546517                 $1,862.07                  03/01/1998             360
  600131077     GLINER,RAMON               9199547556                 $3,454.04                  03/01/1998             360
  600131079     WAGGONER,WILLIAM           9199564619                 $2,109.23                  03/01/1998             360
  600131084     BLOM,MICHEL                9199694085                 $2,971.67                  03/01/1998             360
  600131085     ZAJIC,LARRY                9199695629                 $1,560.65                  03/01/1998             360
  600131089     MARTINEZ,ALEX              9199794919                 $2,046.53                  03/01/1998             360
  600131090     FOSTER,TODD                9199838138                 $1,712.88                  03/01/1998             360
  600131091     CONTEY,F                   9199845877                 $1,762.03                  03/01/1998             360
  600131094     SHIFRIN,BRIAN              9199850208                 $2,072.03                  03/01/1998             360
  600131096     WOLF,MORRIS                9199873028                 $1,627.93                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131070     METZ I,ARTHUR                                                                                 $449,000.00    N
  600131073     SCUDAMORE,RICHARD                                                                             $289,000.00    N
  600131074     YOUSEFIZADEH,HOMAYOON                                                                         $345,000.00    N
  600131075     LEVIN,BOB                                                                                     $340,900.00    N
  600131076     VENCIL,JON                                                                                    $337,000.00    N
  600131077     GLINER,RAMON                                                                                  $640,000.00    N
  600131079     WAGGONER,WILLIAM                                                                              $405,000.00    N
  600131084     BLOM,MICHEL                                                                                   $545,000.00    N
  600131085     ZAJIC,LARRY                                                                                   $360,000.00    N
  600131089     MARTINEZ,ALEX                                                                                 $470,000.00    N
  600131090     FOSTER,TODD                                                                                   $310,000.00    N
  600131091     CONTEY,F                                                                                      $324,000.00    N
  600131094     SHIFRIN,BRIAN                                                                                 $400,000.00    N
  600131096     WOLF,MORRIS                                                                                   $288,000.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131099     LIU,DONALD                 13951 UMBRIA WAY           POWAY              CA     92064      $250,818.33
  600131101     KORDESCH,ALBERT            6887 GOLDPINE CT           SAN JOSE           CA     95120      $423,677.36
  600131104     MATTES,MELVIN              3977 ALADDIN DR            HUNTINGTON BEAC    CA     92649      $235,775.00
  600131105     GOLDSTEIN,LARRY            26419 ASHFORK PL           RANCHO PALAS VE    CA     90275      $274,795.91
  600131106     MANN,STUART                3921 ARUBA CIR             HUNTINGTON BEAC    CA     92649      $299,765.97
  600131107     SIREK,RALPH                18575 GARNET LN            HUNTINGTON BEAC    CA     92064      $297,837.44
  600131109     HENKEL,RICHARD             500 VIA LA SELVA           REDONDO BEACH      CA     90277      $367,227.26
  600131110     GHABY,RAMZI                509 CAMINO DE ENCANTO      TORRANCE           CA     90277      $347,735.20
  600131111     CHAMBERS,ROYCE             990 G LA MESA TERRACE      SUNNYVALE          CA     94086      $233,668.61
  600131112     SCHOENDUVE,JAMES           18857 CABERNET DR          SARATOGA           CA     95020      $639,088.52
  600131113     SALVADOR,DIANE             421 E ESTHER PL            PLACENTIA          CA     92870      $242,217.10
  600131116     GONZALEZ,PEDRO             1740 S ALMONDWOOD ST       LA HABRA           CA     90631      $287,769.69
  600131117     PONCE,PAULA                9370 GALLATIN RD           DOWNEY             CA     90240      $384,714.27
  600131118     MURPHY,JOHN                19 LAKESIDE DR             CORTE MADERA       CA     94925      $280,851.71


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131099     LIU,DONALD                   7.625      .250    7.375     .0500     7.325     02/01/2028
  600131101     KORDESCH,ALBERT              7.375      .250    7.125     .0500     7.075     02/01/2028
  600131104     MATTES,MELVIN                7.500      .250    7.250     .0500     7.200     02/01/2028
  600131105     GOLDSTEIN,LARRY              7.500      .250    7.250     .0500     7.200     02/01/2028
  600131106     MANN,STUART                  7.250      .250    7.000     .0500     6.950     02/01/2028
  600131107     SIREK,RALPH                  7.125      .250    6.875     .0500     6.825     02/01/2028
  600131109     HENKEL,RICHARD               7.500      .250    7.250     .0500     7.200     02/01/2028
  600131110     GHABY,RAMZI                  7.375      .250    7.125     .0500     7.075     02/01/2028
  600131111     CHAMBERS,ROYCE               7.750      .250    7.500     .0500     7.450     01/01/2028
  600131112     SCHOENDUVE,JAMES             7.125      .250    6.875     .0500     6.825     02/01/2028
  600131113     SALVADOR,DIANE               7.500      .250    7.250     .0500     7.200     02/01/2028
  600131116     GONZALEZ,PEDRO               7.125      .250    6.875     .0500     6.825     02/01/2028
  600131117     PONCE,PAULA                  7.500      .250    7.250     .0500     7.200     02/01/2028
  600131118     MURPHY,JOHN                  7.750      .250    7.500     .0500     7.450     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131099     LIU,DONALD                 9199924599                 $1,776.57                  03/01/1998             360
  600131101     KORDESCH,ALBERT            9199933061                 $2,928.47                  03/01/1998             360
  600131104     MATTES,MELVIN              9199944936                 $1,650.15                  03/01/1998             360
  600131105     GOLDSTEIN,LARRY            9199945529                 $1,922.84                  03/01/1998             360
  600131106     MANN,STUART                9199945693                 $2,046.53                  03/01/1998             360
  600131107     SIREK,RALPH                9199945818                 $2,009.82                  03/01/1998             360
  600131109     HENKEL,RICHARD             9199956716                 $2,569.62                  03/01/1998             360
  600131110     GHABY,RAMZI                9199957276                 $2,403.55                  03/01/1998             360
  600131111     CHAMBERS,ROYCE             9199966780                 $1,676.41                  03/01/1998             360
  600131112     SCHOENDUVE,JAMES           9199967135                 $4,309.11                  03/01/1998             360
  600131113     SALVADOR,DIANE             9199976847                 $1,694.88         2        03/01/1998             360
  600131116     GONZALEZ,PEDRO             9199979809                 $1,940.31                  03/01/1998             360
  600131117     PONCE,PAULA                9199987349                 $2,691.98                  03/01/1998             360
  600131118     MURPHY,JOHN                9199994329                 $2,014.91                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131099     LIU,DONALD                                                                                    $650,000.00    N
  600131101     KORDESCH,ALBERT                                                                               $642,000.00    N
  600131104     MATTES,MELVIN                                                                                 $295,000.00    N
  600131105     GOLDSTEIN,LARRY                                                                               $419,000.00    N
  600131106     MANN,STUART                                                                                   $557,000.00    N
  600131107     SIREK,RALPH                                                                                   $372,896.00    N
  600131109     HENKEL,RICHARD                                                                                $490,000.00    N
  600131110     GHABY,RAMZI                                                                                   $465,000.00    N
  600131111     CHAMBERS,ROYCE                                                                                $325,000.00    N
  600131112     SCHOENDUVE,JAMES                                                                              $799,500.00    N
  600131113     SALVADOR,DIANE                                                                                $269,331.00    N
  600131116     GONZALEZ,PEDRO                                                                                $360,000.00    N
  600131117     PONCE,PAULA                                                                                   $565,000.00    N
  600131118     MURPHY,JOHN                                                                                   $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131120     DELGRANDE,DOMINICK         55 SPENCER ROAD            BASKING RIDGE      NJ     07920      $239,945.83
  600131121     THOMAS,WILLIAM A           1949 WOOD ROAD             SCOTCH PLAINS      NJ     07076      $270,857.62
  600131122     MCPARTLAN,JOHN P           14 FIELDS LANE             SCOTCH PLAINS      NJ     07076      $245,013.20
  600131124     WALKER,WENDY S             482 FAIRMOUNT AVENUE       CHATHAM            NJ     07928      $279,024.55
  600131126     PASQUALE,KENNETH           224 WOODLAND AVENUE        SUMMIT             NJ     07901      $281,027.89
  600131132     TURNER,CAREN Z             16 WILLOW LANE             TENAFLY            NJ     07670      $231,583.57
  600131135     COHEN,BARRY A              56 MANDEVILLE  DRIVE       WAYNE              NJ     07470      $246,401.97
  600131136     WENNING,MICHAEL            557 WESTWOOD AVENUE        RIVER VALE         NJ     07675      $234,866.65
  600131139     GUPTA,NEENA                236 KENT PLACE BLVD        SUMMIT             NJ     07901      $295,481.00
  600131142     DURSKI,ROBERT T            10 TWIN LAKES DRIVE        COLTS NECK         NJ     07722      $249,801.21
  600131143     IVEY,WILLIAM H             7 HORSESHOE COURT          PRINCETON          NJ     08540      $278,189.68
  600131144     MIKHAILIOUK,STANISLAV      124 13TH STREET            CRESSKILL          NJ     07626      $261,482.85
  600131147     TRIPATHI,MAHESH            15 BENNETT ROAD            MATAWAN            NJ     07747      $239,169.33
  600131149     LUI,RANDALL J              60 HUNTINGTON ROAD         BASKING RIDGE      NJ     07920      $237,732.08


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131120     DELGRANDE,DOMINICK           8.500      .250    8.250     .0500     8.200     05/01/2025
  600131121     THOMAS,WILLIAM A             7.750      .250    7.500     .0500     7.450     08/01/2025
  600131122     MCPARTLAN,JOHN P             7.750      .250    7.500     .0500     7.450     08/01/2025
  600131124     WALKER,WENDY S               7.875      .250    7.625     .0500     7.575     09/01/2025
  600131126     PASQUALE,KENNETH             8.000      .250    7.750     .0500     7.700     09/01/2025
  600131132     TURNER,CAREN Z               7.875      .250    7.625     .0500     7.575     09/01/2025
  600131135     COHEN,BARRY A                8.000      .250    7.750     .0500     7.700     09/01/2025
  600131136     WENNING,MICHAEL              8.000      .250    7.750     .0500     7.700     10/01/2025
  600131139     GUPTA,NEENA                  7.750      .250    7.500     .0500     7.450     11/01/2025
  600131142     DURSKI,ROBERT T              8.250      .250    8.000     .0500     7.950     10/01/2025
  600131143     IVEY,WILLIAM H               8.375      .250    8.125     .0500     8.075     09/01/2025
  600131144     MIKHAILIOUK,STANISLAV        8.375      .250    8.125     .0500     8.075     09/01/2025
  600131147     TRIPATHI,MAHESH              8.000      .250    7.750     .0500     7.700     12/01/2025
  600131149     LUI,RANDALL J                8.125      .250    7.875     .0500     7.825     09/01/2025


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131120     DELGRANDE,DOMINICK         1105254070                 $1,889.22        12        03/01/1998             360
  600131121     THOMAS,WILLIAM A           1105255671                 $1,998.79         2        03/01/1998             360
  600131122     MCPARTLAN,JOHN P           1105256091                 $1,805.36                  03/01/1998             360
  600131124     WALKER,WENDY S             1105256927                 $2,088.20         2        03/01/1998             360
  600131126     PASQUALE,KENNETH           1105257586                 $2,127.92                  03/01/1998             360
  600131132     TURNER,CAREN Z             1105258014                 $1,740.17                  03/01/1998             360
  600131135     COHEN,BARRY A              1105258402                 $1,849.09                  03/01/1998             360
  600131136     WENNING,MICHAEL            1105258428                 $1,761.04                  03/01/1998             360
  600131139     GUPTA,NEENA                1105258733                 $2,163.57                  03/01/1998             360
  600131142     DURSKI,ROBERT T            1105259293                 $1,915.73                  03/01/1998             360
  600131143     IVEY,WILLIAM H             1105259418                 $2,158.61                  03/01/1998             360
  600131144     MIKHAILIOUK,STANISLAV      1105259426                 $2,029.40         1        03/01/1998             360
  600131147     TRIPATHI,MAHESH            1105259681                 $1,790.39                  03/01/1998             360
  600131149     LUI,RANDALL J              1105259715                 $1,804.27         1        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131120     DELGRANDE,DOMINICK                                                                            $273,000.00    N
  600131121     THOMAS,WILLIAM A                                                                              $310,000.00    N
  600131122     MCPARTLAN,JOHN P                                                                              $315,000.00    N
  600131124     WALKER,WENDY S                                                                                $320,000.00    N
  600131126     PASQUALE,KENNETH                                                                              $380,000.00    N
  600131132     TURNER,CAREN Z                                                                                $300,000.00    N
  600131135     COHEN,BARRY A                                                                                 $390,000.00    N
  600131136     WENNING,MICHAEL                                                                               $300,000.00    N
  600131139     GUPTA,NEENA                                                                                   $377,500.00    N
  600131142     DURSKI,ROBERT T                                                                               $477,750.00    N
  600131143     IVEY,WILLIAM H                                                                                $355,000.00    N
  600131144     MIKHAILIOUK,STANISLAV                                                                         $317,000.00    N
  600131147     TRIPATHI,MAHESH                                                                               $305,000.00    N
  600131149     LUI,RANDALL J                                                                                 $270,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131150     MONTANO,JOHN A             46 AVALON DRIVE            MONTVILLE          NJ     07045      $254,459.13
  600131151     PUGEL,THOMAS A             110 LORRAINE AVENUE        MONTCLAIR          NJ     07043      $293,922.98
  600131153     HARDY,DAVID M              21 MASON AVENUE            EAST BRUNSWICK     NJ     08816      $236,468.74
  600131155     WILDER,GERARD C            7 YELLOWSTONE DRIVE        WEST WINDSOR       NJ     08648      $262,418.22
  600131157     BURN,ELLIOT R              300 TILLOU ROAD            SOUTH ORANGE       NJ     07079      $230,124.71
  600131162     EHRICH,ELLIOT W            31 INWOOD RD               CHATHAM            NJ     07928      $252,356.19
  600131167     BRONANDER,WILHELM          55 BURMA ROAD              WYCKOFF            NJ     07481      $286,675.40
  600131171     CHARMONT,THOMAS C          77 HILLSIDE ROAD           CHESTER            NJ     07930      $239,943.17
  600131175     HULING,STEPHEN F           3 DELAWARE ROAD            MORRISTOWN         NJ     07960      $227,591.66
  600131176     WEINSTEIN,DAVID M          26 JAROMBEK DRIVE          TOWACO             NJ     07080      $250,443.83
  600131179     GETRAJDMAN,SERGIO R        9 ARROWHEAD ROAD           OLD TAPPAN         NJ     07675      $259,546.89
  600131181     UNGER,MARC A               1 BEAR BROOK COURT         LIVINGSTON         NJ     07039      $254,320.16
  600131182     LUHRS,RICHARD V            109 CLAIRMONT DRIVE        WOODCLIFF LAKE     NJ     07675      $229,749.78
  600131183     NEWMAN,ROBIN A             10 SPENSER DRIVE           SHORT HILLS        NJ     07078      $230,431.18


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131150     MONTANO,JOHN A               7.750      .250    7.500     .0500     7.450     12/01/2025
  600131151     PUGEL,THOMAS A               7.875      .250    7.625     .0500     7.575     12/01/2025
  600131153     HARDY,DAVID M                8.250      .250    8.000     .0500     7.950     11/01/2025
  600131155     WILDER,GERARD C              8.000      .250    7.750     .0500     7.700     11/01/2025
  600131157     BURN,ELLIOT R                7.750      .250    7.500     .0500     7.450     12/01/2025
  600131162     EHRICH,ELLIOT W              7.750      .250    7.500     .0500     7.450     01/01/2026
  600131167     BRONANDER,WILHELM            7.750      .250    7.500     .0500     7.450     11/01/2025
  600131171     CHARMONT,THOMAS C            7.875      .250    7.625     .0500     7.575     12/01/2025
  600131175     HULING,STEPHEN F             8.000      .250    7.750     .0500     7.700     11/01/2025
  600131176     WEINSTEIN,DAVID M            7.875      .250    7.625     .0500     7.575     01/01/2026
  600131179     GETRAJDMAN,SERGIO R          7.750      .250    7.500     .0500     7.450     12/01/2025
  600131181     UNGER,MARC A                 7.750      .250    7.500     .0500     7.450     11/01/2025
  600131182     LUHRS,RICHARD V              7.875      .250    7.625     .0500     7.575     12/01/2025
  600131183     NEWMAN,ROBIN A               7.875      .250    7.625     .0500     7.575     01/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131150     MONTANO,JOHN A             1105259772                 $1,861.60                  03/01/1998             360
  600131151     PUGEL,THOMAS A             1105259822                 $2,175.21                  03/01/1998             360
  600131153     HARDY,DAVID M              1105259897                 $1,812.06        14        03/01/1998             360
  600131155     WILDER,GERARD C            1105259913                 $1,970.90                  03/01/1998             360
  600131157     BURN,ELLIOT R              1105260077                 $1,683.57                  03/01/1998             360
  600131162     EHRICH,ELLIOT W            1105260432                 $1,877.00                  03/01/1998             360
  600131167     BRONANDER,WILHELM          1105261034                 $2,099.09                  03/01/1998             360
  600131171     CHARMONT,THOMAS C          1105261372                 $1,794.55        19        03/01/1998             360
  600131175     HULING,STEPHEN F           1105261570                 $1,705.27                  03/01/1998             360
  600131176     WEINSTEIN,DAVID M          1105261588                 $1,964.94                  03/01/1998             360
  600131179     GETRAJDMAN,SERGIO R        1105261653                 $1,934.32                  03/01/1998             360
  600131181     UNGER,MARC A               1105261752                 $1,862.68                  03/01/1998             360
  600131182     LUHRS,RICHARD V            1105262214                 $1,700.29                  03/01/1998             360
  600131183     NEWMAN,ROBIN A             1105262230                 $1,703.92                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131150     MONTANO,JOHN A                                                                                $385,000.00    N
  600131151     PUGEL,THOMAS A                                                                                $380,000.00    N
  600131153     HARDY,DAVID M                                                                                 $268,000.00    N
  600131155     WILDER,GERARD C                                                                               $335,754.00    N
  600131157     BURN,ELLIOT R                                                                                 $315,000.00    N
  600131162     EHRICH,ELLIOT W                                                                               $327,500.00    N
  600131167     BRONANDER,WILHELM                                                                             $400,000.00    N
  600131171     CHARMONT,THOMAS C                                                                             $277,500.00    N
  600131175     HULING,STEPHEN F                                                                              $290,500.00    N
  600131176     WEINSTEIN,DAVID M                                                                             $445,000.00    N
  600131179     GETRAJDMAN,SERGIO R                                                                           $375,000.00    N
  600131181     UNGER,MARC A                                                                                  $325,000.00    N
  600131182     LUHRS,RICHARD V                                                                               $335,000.00    N
  600131183     NEWMAN,ROBIN A                                                                                $425,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131184     HOCHHAUSER,DAVID J         300 BROOK STREET           HARRINGTON PARK    NJ     07640      $276,126.47
  600131186     KONTOS,STEVEN S            27 THEYKEN PLACE           RIDGEWOOD          NJ     07450      $294,026.48
  600131187     KALISH,MICHAEL             421 COLONIAL ROAD          RIDGEWOOD          NJ     07450      $292,796.78
  600131188     DOMB,HARRY                 8 MAGNOLIA COURT           MORRISTOWN         NJ     07960      $242,900.59
  600131189     O'CONNELL,TIMOTHY P        412 CHESTNUT STREET        WASHINGTON         NJ     07675      $233,229.96
  600131190     PELLEGRINO,JOHN M          1743 BAY ISLE DRIVE        PT PLEASANT        NJ     08742      $240,604.76
  600131196     MADURA,KIRAN               16 TIMBERLINE DRIVE        BRIDGEWATER        NJ     08807      $273,704.38
  600131197     KOHN,KENNETH               43 WALNUT DRIVE            TENAFLY            NJ     07670      $254,088.26
  600131199     OGLE,WILLIAM L             150 FOOTHILL ROAD          FLEMINGTON         NJ     08822      $245,877.66
  600131200     PELLICANE,STEVEN N         15 COLLINS DRIVE           BELLE MEAD         NJ     08502      $294,167.71
  600131201     GOLDING,ROBERT M           21 OAKMONT LANE            FAR HILLS          NJ     07931      $293,249.98
  600131206     LAGSTEIN,MARVIN A          677 RAMAPO VALLEY ROAD     OAKLAND            NJ     07463      $267,693.41
  600131208     LASKY,DAVID C              23 ANDREANN DRIVE          ANNANDALE          NJ     08801      $255,677.00
  600131209     MYCKA,JACK M               270 FOREST AVENUE          GLEN RIDGE         NJ     07028      $278,008.23


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131184     HOCHHAUSER,DAVID J           7.875      .250    7.625     .0500     7.575     01/01/2026
  600131186     KONTOS,STEVEN S              7.750      .250    7.500     .0500     7.450     01/01/2026
  600131187     KALISH,MICHAEL               7.750      .250    7.500     .0500     7.450     12/01/2025
  600131188     DOMB,HARRY                   7.750      .250    7.500     .0500     7.450     01/01/2026
  600131189     O'CONNELL,TIMOTHY P          7.875      .250    7.625     .0500     7.575     12/01/2025
  600131190     PELLEGRINO,JOHN M            7.875      .250    7.625     .0500     7.575     01/01/2026
  600131196     MADURA,KIRAN                 8.000      .250    7.750     .0500     7.700     01/01/2026
  600131197     KOHN,KENNETH                 7.875      .250    7.625     .0500     7.575     09/01/2025
  600131199     OGLE,WILLIAM L               7.750      .250    7.500     .0500     7.450     04/01/2026
  600131200     PELLICANE,STEVEN N           7.875      .250    7.625     .0500     7.575     01/01/2026
  600131201     GOLDING,ROBERT M             7.875      .250    7.625     .0500     7.575     12/01/2025
  600131206     LAGSTEIN,MARVIN A            8.250      .250    8.000     .0500     7.950     04/01/2026
  600131208     LASKY,DAVID C                7.750      .250    7.500     .0500     7.450     05/01/2026
  600131209     MYCKA,JACK M                 7.750      .250    7.500     .0500     7.450     06/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131184     HOCHHAUSER,DAVID J         1105262248                 $2,088.20                  03/01/1998             360
  600131186     KONTOS,STEVEN S            1105262313                 $2,149.24                  03/01/1998             360
  600131187     KALISH,MICHAEL             1105262321                 $2,142.08                  03/01/1998             360
  600131188     DOMB,HARRY                 1105262339                 $1,776.71                  03/01/1998             360
  600131189     O'CONNELL,TIMOTHY P        1105262412                 $1,740.17                  03/01/1998             360
  600131190     PELLEGRINO,JOHN M          1105262560                 $1,827.18                  03/01/1998             360
  600131196     MADURA,KIRAN               1105263311                 $2,047.21        12        03/01/1998             360
  600131197     KOHN,KENNETH               1105263378                 $1,885.19         1        03/01/1998             360
  600131199     OGLE,WILLIAM L             1105263402                 $1,834.02         2        03/01/1998             360
  600131200     PELLICANE,STEVEN N         1105263683                 $2,175.21         1        03/01/1998             360
  600131201     GOLDING,ROBERT M           1105263782                 $2,175.21                  03/01/1998             360
  600131206     LAGSTEIN,MARVIN A          1105265191                 $2,043.45         2        03/01/1998             360
  600131208     LASKY,DAVID C              1105265274                 $1,862.67                  03/01/1998             360
  600131209     MYCKA,JACK M               1105266132                 $2,034.61                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131184     HOCHHAUSER,DAVID J                                                                            $360,000.00    N
  600131186     KONTOS,STEVEN S                                                                               $442,000.00    N
  600131187     KALISH,MICHAEL                                                                                $499,000.00    N
  600131188     DOMB,HARRY                                                                                    $435,000.00    N
  600131189     O'CONNELL,TIMOTHY P                                                                           $300,000.00    N
  600131190     PELLEGRINO,JOHN M                                                                             $335,000.00    N
  600131196     MADURA,KIRAN                                                                                  $310,000.00    N
  600131197     KOHN,KENNETH                                                                                  $300,000.00    N
  600131199     OGLE,WILLIAM L                                                                                $285,000.00    N
  600131200     PELLICANE,STEVEN N                                                                            $333,400.00    N
  600131201     GOLDING,ROBERT M                                                                              $735,555.00    N
  600131206     LAGSTEIN,MARVIN A                                                                             $320,000.00    N
  600131208     LASKY,DAVID C                                                                                 $410,000.00    N
  600131209     MYCKA,JACK M                                                                                  $355,000.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131210     TWARONITE,JOSEPH W         62 HARVARD ROAD            FOUR HAVEN         NJ     07704      $277,387.65
  600131212     LARSON,ROBERT W            PO BOX 100                 SEA GIRT           NJ     08750      $277,305.33
  600131213     BARGETZI III,FRED          534 SUMMIT AVE             ORADELL            NJ     07649      $237,056.50
  600131214     CLARK,ROBERT H             107 GREEN AVENUE           MADISON            NJ     07940      $262,240.57
  600131215     MARINO,PETER               17 WAGON TRAIL             MAHWAH             NJ     07430      $262,972.75
  600131216     BROWER,KENNETH L           214 HIGHLAND AVE           UPPER MONTCLAIR    NJ     07043      $288,419.45
  600131218     POLLERA,DANIEL E           1 ASPEN COURT              WARREN             NJ     07059      $278,458.23
  600131220     VAUGHN,CHARLES R           15 STORY COURT             FREEHOLD           NJ     07728      $236,739.36
  600131222     VESPASIANO,MICHAEL         57 YALE STREET             CHATHAM            NJ     07928      $228,575.52
  600131223     INWENTARZ,SY               426 MOUNTAIN WAY           MORRIS PLAINS      NJ     07950      $246,039.23
  600131224     MELNICK,ROBERT J           57 HUNTINGTON ROAD         BASKING RIDGE      NJ     07920      $245,692.83
  600131226     FRANK,MICHAEL A            17 BERKELEY PL             MONTCLAIR          NJ     07042      $228,613.50
  600131227     FRIEDIN,MICHAEL            151 NORTH MOUNTIAN AVE     MONTCLAIR          NJ     07042      $242,356.69
  600131228     MACCIA,GREGORY C           1 ASCOT LANE               MORRISTOWN         NJ     07960      $245,964.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131210     TWARONITE,JOSEPH W           7.750      .250    7.500     .0500     7.450     06/01/2026
  600131212     LARSON,ROBERT W              8.375      .250    8.125     .0500     8.075     05/01/2026
  600131213     BARGETZI III,FRED            8.000      .250    7.750     .0500     7.700     06/01/2026
  600131214     CLARK,ROBERT H               7.875      .250    7.625     .0500     7.575     03/01/2026
  600131215     MARINO,PETER                 7.750      .250    7.500     .0500     7.450     05/01/2026
  600131216     BROWER,KENNETH L             8.000      .250    7.750     .0500     7.700     07/01/2026
  600131218     POLLERA,DANIEL E             7.750      .250    7.500     .0500     7.450     06/01/2026
  600131220     VAUGHN,CHARLES R             8.250      .250    8.000     .0500     7.950     01/01/2026
  600131222     VESPASIANO,MICHAEL           7.875      .250    7.625     .0500     7.575     05/01/2026
  600131223     INWENTARZ,SY                 8.000      .250    7.750     .0500     7.700     05/01/2026
  600131224     MELNICK,ROBERT J             7.875      .250    7.625     .0500     7.575     04/01/2026
  600131226     FRANK,MICHAEL A              8.250      .250    8.000     .0500     7.950     08/01/2026
  600131227     FRIEDIN,MICHAEL              8.250      .250    8.000     .0500     7.950     08/01/2026
  600131228     MACCIA,GREGORY C             8.250      .250    8.000     .0500     7.950     05/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131210     TWARONITE,JOSEPH W         1105266140                 $2,031.03        12        03/01/1998             360
  600131212     LARSON,ROBERT W            1105266835                 $2,139.22                  03/01/1998             360
  600131213     BARGETZI III,FRED          1105266900                 $1,766.54        12        03/01/1998             360
  600131214     CLARK,ROBERT H             1105267064                 $1,935.94                  03/01/1998             360
  600131215     MARINO,PETER               1105267171                 $1,998.80                  03/01/1998             360
  600131216     BROWER,KENNETH L           1105267577                 $2,164.61        12        03/01/1998             360
  600131218     POLLERA,DANIEL E           1105268104                 $2,077.60                  03/01/1998             360
  600131220     VAUGHN,CHARLES R           1105268435                 $1,811.31         2        03/01/1998             360
  600131222     VESPASIANO,MICHAEL         1105268724                 $1,703.92         1        03/01/1998             360
  600131223     INWENTARZ,SY               1105268732                 $1,834.42                  03/01/1998             360
  600131224     MELNICK,ROBERT J           1105268740                 $1,812.68                  03/01/1998             360
  600131226     FRANK,MICHAEL A            1105268922                 $1,739.93                  03/01/1998             360
  600131227     FRIEDIN,MICHAEL            1105268948                 $1,857.13                  03/01/1998             360
  600131228     MACCIA,GREGORY C           1105269045                 $1,878.17                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131210     TWARONITE,JOSEPH W                                                                            $315,000.00    N
  600131212     LARSON,ROBERT W                                                                               $351,830.00    N
  600131213     BARGETZI III,FRED                                                                             $267,500.00    N
  600131214     CLARK,ROBERT H                                                                                $360,000.00    N
  600131215     MARINO,PETER                                                                                  $368,000.00    N
  600131216     BROWER,KENNETH L                                                                              $328,000.00    N
  600131218     POLLERA,DANIEL E                                                                              $550,000.00    N
  600131220     VAUGHN,CHARLES R                                                                              $267,900.00    N
  600131222     VESPASIANO,MICHAEL                                                                            $264,000.00    N
  600131223     INWENTARZ,SY                                                                                  $390,000.00    N
  600131224     MELNICK,ROBERT J                                                                              $358,000.00    N
  600131226     FRANK,MICHAEL A                                                                               $290,000.00    N
  600131227     FRIEDIN,MICHAEL                                                                               $310,000.00    N
  600131228     MACCIA,GREGORY C                                                                              $850,000.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131230     HRENIUK,DAVID              211 GROSS DRIVE            GLEN GARDNER       NJ     08826      $258,517.75
  600131231     GADOL,CHARLES L            18 RUNNYMEADE ROAD         BERKELEY HEIGHT    NJ     07922      $239,413.15
  600131234     MUSCARELLA,JOSEPH G        32 SOUTHSIDE AVENUE        ATLANTIC HIGHLA    NJ     07716      $295,895.01
  600131235     YOUNGHANS,DONALD P         519 ALOSIO DRIVE           RIVER VALE         NJ     07675      $234,826.97
  600131236     CHIARELLO,STEPHEN A        146 CLINTON AVE            HILLSDALE          NJ     07642      $247,861.98
  600131237     SHEFTIC,JEFFREY            398 NORMA STREET           WYCKOFF            NJ     07481      $260,612.65
  600131239     CAVALLUZZO,ALBERT R        142 ROSS AVENUE            EMERSON            NJ     07630      $241,479.97
  600131242     HARRIS,WILLIAM             332 VOORHIS AVENUE         WYCKOFF            NJ     07481      $230,985.80
  600131244     RICHARDS,ADAM S            16 MADISON DRIVE           PLAINSBORO         NJ     08536      $233,920.48
  600131246     JENNINGS,JOHN F            14 ARCHER LANE             BERKELEY HEIGHT    NJ     07922      $265,711.91
  600131248     ENGELHART,JOHN F           1450 WHIPPOORWILL WAY      MOUNTAINSIDE       NJ     07092      $233,197.58
  600131251     DONSKY,DMITRY              11 RAMILE COURT            PARAMUS            NJ     07652      $286,430.08
  600131253     NIELSEN,PETER              9 FRED JAHN DRIVE          FREEHOLD           NJ     07728      $246,916.55
  600131256     SMITH,KEVIN C              111 LINCOLN AVE            FLORHAM  PARK      NJ     07932      $276,870.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131230     HRENIUK,DAVID                8.375      .250    8.125     .0500     8.075     07/01/2026
  600131231     GADOL,CHARLES L              7.875      .250    7.625     .0500     7.575     05/01/2026
  600131234     MUSCARELLA,JOSEPH G          8.500      .250    8.250     .0500     8.200     06/01/2026
  600131235     YOUNGHANS,DONALD P           7.875      .250    7.625     .0500     7.575     03/01/2026
  600131236     CHIARELLO,STEPHEN A          8.250      .250    8.000     .0500     7.950     08/01/2026
  600131237     SHEFTIC,JEFFREY              7.875      .250    7.625     .0500     7.575     08/01/2026
  600131239     CAVALLUZZO,ALBERT R          8.500      .250    8.250     .0500     8.200     05/01/2026
  600131242     HARRIS,WILLIAM               8.500      .250    8.250     .0500     8.200     06/01/2026
  600131244     RICHARDS,ADAM S              8.000      .250    7.750     .0500     7.700     06/01/2026
  600131246     JENNINGS,JOHN F              8.125      .250    7.875     .0500     7.825     05/01/2026
  600131248     ENGELHART,JOHN F             8.500      .250    8.250     .0500     8.200     08/01/2026
  600131251     DONSKY,DMITRY                8.250      .250    8.000     .0500     7.950     10/01/2026
  600131253     NIELSEN,PETER                7.875      .250    7.625     .0500     7.575     10/01/2026
  600131256     SMITH,KEVIN C                8.375      .250    8.125     .0500     8.075     10/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131230     HRENIUK,DAVID              1105269193                 $1,991.39                  03/01/1998             360
  600131231     GADOL,CHARLES L            1105269219                 $1,812.68                  03/01/1998             360
  600131234     MUSCARELLA,JOSEPH G        1105269532                 $2,306.74                  03/01/1998             360
  600131235     YOUNGHANS,DONALD P         1105269557                 $1,740.17                  03/01/1998             360
  600131236     CHIARELLO,STEPHEN A        1105269573                 $1,886.43        12        03/01/1998             360
  600131237     SHEFTIC,JEFFREY            1105269581                 $1,921.43                  03/01/1998             360
  600131239     CAVALLUZZO,ALBERT R        1105270233                 $1,883.84                  03/01/1998             360
  600131242     HARRIS,WILLIAM             1105270357                 $1,830.92                  03/01/1998             360
  600131244     RICHARDS,ADAM S            1105270605                 $1,742.70        12        03/01/1998             360
  600131246     JENNINGS,JOHN F            1105270985                 $2,004.75                  03/01/1998             360
  600131248     ENGELHART,JOHN F           1105271405                 $1,860.77        12        03/01/1998             360
  600131251     DONSKY,DMITRY              1105271702                 $2,176.80        12        03/01/1998             360
  600131253     NIELSEN,PETER              1105271975                 $1,812.67         2        03/01/1998             360
  600131256     SMITH,KEVIN C              1105272528                 $2,128.20         2        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131230     HRENIUK,DAVID                                                                                 $350,000.00    N
  600131231     GADOL,CHARLES L                                                                               $375,000.00    N
  600131234     MUSCARELLA,JOSEPH G                                                                           $385,000.00    N
  600131235     YOUNGHANS,DONALD P                                                                            $308,400.00    N
  600131236     CHIARELLO,STEPHEN A                                                                           $279,000.00    N
  600131237     SHEFTIC,JEFFREY                                                                               $345,000.00    N
  600131239     CAVALLUZZO,ALBERT R                                                                           $330,500.00    N
  600131242     HARRIS,WILLIAM                                                                                $298,000.00    N
  600131244     RICHARDS,ADAM S                                                                               $263,911.00    N
  600131246     JENNINGS,JOHN F                                                                               $340,000.00    N
  600131248     ENGELHART,JOHN F                                                                              $272,000.00    N
  600131251     DONSKY,DMITRY                                                                                 $305,000.00    N
  600131253     NIELSEN,PETER                                                                                 $279,900.00    N
  600131256     SMITH,KEVIN C                                                                                 $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131258     DIPIPPO,RONALD J           16 CHERRY PLACE            HILLSDALE          NJ     07642      $230,965.65
  600131259     RUSSO,ANN A                6 WHEATFIELD ROAD          FLEMINGTON         NJ     08889      $255,820.88
  600131260     NELSON JR,PETER A          26 RANDALL ROAD            HOLMDEL            NJ     07733      $291,910.21
  600131261     WHALEY,MICHAEL J           5 TERRILL DRIVE            TEWSKBURY          NJ     07830      $234,262.10
  600131263     MEANY,MONICA T             629 FAIRMOUNT AVENUE       CHATHAM            NJ     07928      $239,689.90
  600131264     BARRAL,JOSEPH A            47 BURLINGTON STREET       NORWOOD            NJ     07648      $259,446.11
  600131265     AHEARN,ROBERT P            11 MOUNTAINVIEW  COURT     DEMAREST           NJ     07627      $235,329.65
  600131266     DELUCA,ANTHONY J           1627 GLENDOLA ROAD         WALL               NJ     07719      $247,379.16
  600131268     PEARLSON,ALAN ROSS         5 BEAR BROOK COURT         LIVINGSTON         NJ     07039      $287,454.66
  600131269     AVALLONE,CHRISTOPHER J     359 RIDGEWOOD AVENUE       GLEN RIDGE         NJ     07028      $247,805.78
  600131270     WERNER,STUART              21 MORNINGSIDE DRIVE       LIVINGSTON         NJ     07039      $294,988.03
  600131271     FRIEDLAND,KENNETH L        36 SPRINGBROOK ROAD        LIVINGSTON         NJ     07039      $237,819.72
  600131274     SENIF II,THOMAS S          16 KNOLL PLACE             WEST CALDWELL      NJ     07006      $235,191.29
  600131275     LePORE,ROBERT M            549 WINDING RIVER COURT    BRICK              NJ     08724      $247,513.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131258     DIPIPPO,RONALD J             8.500      .250    8.250     .0500     8.200     07/01/2026
  600131259     RUSSO,ANN A                  8.500      .250    8.250     .0500     8.200     08/01/2026
  600131260     NELSON JR,PETER A            8.125      .250    7.875     .0500     7.825     10/01/2026
  600131261     WHALEY,MICHAEL J             8.000      .250    7.750     .0500     7.700     11/01/2026
  600131263     MEANY,MONICA T               8.250      .250    8.000     .0500     7.950     07/01/2026
  600131264     BARRAL,JOSEPH A              8.500      .250    8.250     .0500     8.200     07/01/2026
  600131265     AHEARN,ROBERT P              8.500      .250    8.250     .0500     8.200     10/01/2026
  600131266     DELUCA,ANTHONY J             8.375      .250    8.125     .0500     8.075     11/01/2026
  600131268     PEARLSON,ALAN ROSS           7.750      .250    7.500     .0500     7.450     03/01/2027
  600131269     AVALLONE,CHRISTOPHER J       7.750      .250    7.500     .0500     7.450     03/01/2027
  600131270     WERNER,STUART                7.750      .250    7.500     .0500     7.450     03/01/2027
  600131271     FRIEDLAND,KENNETH L          7.750      .250    7.500     .0500     7.450     03/01/2027
  600131274     SENIF II,THOMAS S            8.000      .250    7.750     .0500     7.700     04/01/2027
  600131275     LePORE,ROBERT M              8.000      .250    7.750     .0500     7.700     05/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131258     DIPIPPO,RONALD J           1105272866                 $1,799.26                  03/01/1998             360
  600131259     RUSSO,ANN A                1105273567                 $1,991.49                  03/01/1998             360
  600131260     NELSON JR,PETER A          1105273740                 $2,215.61                  03/01/1998             360
  600131261     WHALEY,MICHAEL J           1105273864                 $1,739.02                  03/01/1998             360
  600131263     MEANY,MONICA T             1105274763                 $1,825.58                  03/01/1998             360
  600131264     BARRAL,JOSEPH A            1105275117                 $2,037.63                  03/01/1998             360
  600131265     AHEARN,ROBERT P            1105276248                 $1,868.46        12        03/01/1998             360
  600131266     DELUCA,ANTHONY J           1105277436                 $1,900.19                  03/01/1998             360
  600131268     PEARLSON,ALAN ROSS         1105280737                 $2,077.60                  03/01/1998             360
  600131269     AVALLONE,CHRISTOPHER J     1105280927                 $1,791.03                  03/01/1998             360
  600131270     WERNER,STUART              1105280943                 $2,132.04                  03/01/1998             360
  600131271     FRIEDLAND,KENNETH L        1105281479                 $1,719.39                  03/01/1998             360
  600131274     SENIF II,THOMAS S          1105283566                 $1,739.02         2        03/01/1998             360
  600131275     LePORE,ROBERT M            1105284200                 $1,834.41                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131258     DIPIPPO,RONALD J                                                                              $292,500.00    N
  600131259     RUSSO,ANN A                                                                                   $370,000.00    N
  600131260     NELSON JR,PETER A                                                                             $375,000.00    N
  600131261     WHALEY,MICHAEL J                                                                              $391,736.00    N
  600131263     MEANY,MONICA T                                                                                $329,000.00    N
  600131264     BARRAL,JOSEPH A                                                                               $410,000.00    N
  600131265     AHEARN,ROBERT P                                                                               $270,000.00    N
  600131266     DELUCA,ANTHONY J                                                                              $365,000.00    N
  600131268     PEARLSON,ALAN ROSS                                                                            $372,000.00    N
  600131269     AVALLONE,CHRISTOPHER J                                                                        $375,000.00    N
  600131270     WERNER,STUART                                                                                 $372,000.00    N
  600131271     FRIEDLAND,KENNETH L                                                                           $315,000.00    N
  600131274     SENIF II,THOMAS S                                                                             $267,000.00    N
  600131275     LePORE,ROBERT M                                                                               $325,000.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131276     SULLIVAN,JAMES S           39 SYMMES DRIVE            MANALAPAN          NJ     07726      $259,421.14
  600131277     BERRY,IVER J               221 BENNINGTON ROAD        FREEHOLD           NJ     07728      $288,782.74
  600131279     FREEMAN,THOMAS             29 VALLEY FORGE DRIVE      WHIPPANY           NJ     07981      $237,355.95
  600131283     LOPRESTI,GASPARE           17 OLD QUARRY RD           CEDAR GROVE        NJ     07009      $254,898.22
  600131285     MALNEEDI,HARISH            37 WADDINGTON AVENUE       WEST ORANGE        NJ     07052      $236,650.97
  600131286     VERMA,MADHURENDRA K        24 HAWTHORNE AVENUE        HOLMDEL            NJ     07733      $231,714.83
  600131287     LIEBES,DAVID R             41 DALEWOOOD ROAD          WEST CALDWELL      NJ     07006      $258,112.01
  600131288     KOCH JR,ROBERT W           36 RIDEVIEW  DRIVE         BERNARDS TWP.      NJ     07920      $248,950.59
  600131289     BOWEN,SCOTT S              30 WILLIAM PENN RD         WARREN             NJ     07059      $249,149.98
  600131290     WEGRZYNOWICZ,CAROL         29 TAKOLUSA DR             HOLMDEL            NJ     07733      $295,463.77
  600131291     GALASSO,CARL J             32 BEECHWOOD LANE          EAST HANOVER       NJ     07936      $263,327.21
  600131294     SILK,DONALD H              80 VICTORIA DRIVE          BASKING RIDGE      NJ     07920      $292,848.76
  600131296     LATINO,JOHN J              28 RED ROAD                CHATHAM            NJ     07928      $276,987.58
  600131300     ALEXANDER,BENJAMIN         109 EDGEMONT PLACE         TEANECK            NJ     07666      $273,502.35


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131276     SULLIVAN,JAMES S             8.125      .250    7.875     .0500     7.825     06/01/2027
  600131277     BERRY,IVER J                 7.875      .250    7.625     .0500     7.575     09/01/2027
  600131279     FREEMAN,THOMAS               7.750      .250    7.500     .0500     7.450     09/01/2027
  600131283     LOPRESTI,GASPARE             7.750      .250    7.500     .0500     7.450     09/01/2027
  600131285     MALNEEDI,HARISH              7.750      .250    7.500     .0500     7.450     10/01/2027
  600131286     VERMA,MADHURENDRA K          7.750      .250    7.500     .0500     7.450     10/01/2027
  600131287     LIEBES,DAVID R               7.875      .250    7.625     .0500     7.575     09/01/2027
  600131288     KOCH JR,ROBERT W             7.875      .250    7.625     .0500     7.575     09/01/2027
  600131289     BOWEN,SCOTT S                8.000      .250    7.750     .0500     7.700     10/01/2027
  600131290     WEGRZYNOWICZ,CAROL           7.625      .250    7.375     .0500     7.325     05/01/2024
  600131291     GALASSO,CARL J               7.625      .250    7.375     .0500     7.325     08/01/2025
  600131294     SILK,DONALD H                7.625      .250    7.375     .0500     7.325     09/01/2025
  600131296     LATINO,JOHN J                7.625      .250    7.375     .0500     7.325     12/01/2025
  600131300     ALEXANDER,BENJAMIN           7.625      .250    7.375     .0500     7.325     03/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131276     SULLIVAN,JAMES S           1105285520                 $1,937.92         2        03/01/1998             360
  600131277     BERRY,IVER J               1105288920                 $2,102.70                  03/01/1998             360
  600131279     FREEMAN,THOMAS             1105289043                 $1,712.23                  03/01/1998             360
  600131283     LOPRESTI,GASPARE           1105290017                 $1,834.02                  03/01/1998             360
  600131285     MALNEEDI,HARISH            1105290884                 $1,701.48         2        03/01/1998             360
  600131286     VERMA,MADHURENDRA K        1105290892                 $1,667.45        12        03/01/1998             360
  600131287     LIEBES,DAVID R             1105293466                 $1,879.38        12        03/01/1998             360
  600131288     KOCH JR,ROBERT W           1105293474                 $1,812.68                  03/01/1998             360
  600131289     BOWEN,SCOTT S              1105293979                 $1,834.42                  03/01/1998             360
  600131290     WEGRZYNOWICZ,CAROL         1105248189                 $2,180.00                  03/01/1998             360
  600131291     GALASSO,CARL J             1105255655                 $1,911.04                  03/01/1998             360
  600131294     SILK,DONALD H              1105256299                 $2,123.38                  03/01/1998             360
  600131296     LATINO,JOHN J              1105259889                 $2,003.06                  03/01/1998             360
  600131300     ALEXANDER,BENJAMIN         1105262909                 $1,981.83                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131276     SULLIVAN,JAMES S                                                                              $290,000.00    N
  600131277     BERRY,IVER J                                                                                  $405,000.00    N
  600131279     FREEMAN,THOMAS                                                                                $299,000.00    N
  600131283     LOPRESTI,GASPARE                                                                              $320,000.00    N
  600131285     MALNEEDI,HARISH                                                                               $250,000.00    N
  600131286     VERMA,MADHURENDRA K                                                                           $245,000.00    N
  600131287     LIEBES,DAVID R                                                                                $288,000.00    N
  600131288     KOCH JR,ROBERT W                                                                              $950,000.00    N
  600131289     BOWEN,SCOTT S                                                                                 $490,000.00    N
  600131290     WEGRZYNOWICZ,CAROL                                                                            $615,000.00    N
  600131291     GALASSO,CARL J                                                                                $397,000.00    N
  600131294     SILK,DONALD H                                                                                 $464,500.00    N
  600131296     LATINO,JOHN J                                                                                 $355,000.00    N
  600131300     ALEXANDER,BENJAMIN                                                                            $350,000.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132114     BARUTH,DORON,JUTTA         763-765 CAPP STREET        SAN FRANCISCO      CA     94110      $240,000.00
  600132187     FEUNG,SHU CHU              16022 SAYBROOK DRIVE N.E.  WOODINVILLE        WA     98072      $333,620.25
  600132191     TALL,DAVID,SAMMI           7665 NORTH WHILEAWAY ROAD  PARK CITY          UT     84098      $244,000.00
  600132193     BARTHOLOW/BARTH,ROGER,VIC  43 GRASSY KNOLL LANE       LAS FLORES AREA    CA     92688      $233,500.00
  600132194     ROOFIAN,RAMIN/NILOOFAR     834 GLENMERE WAY           LOS ANGELES        CA     90049      $570,000.00
  600132199     SANFORD,DAVID,CARMELLA     711 SUSSEX PLACE           MILPITAS           CA     95035      $356,000.00
  600132210     BARTON,JON,EMILY           925 EAST CHASE AVENUE      EL CAJON           CA     92020      $326,000.00
  600132217     HUDSON,JAMES,ELLEN         1724 NAVAJO COURT          OLYMPIC VALLEY     CA     95125      $285,000.00
  600132218     SATTELMAYER,FRITZ/BRANKA   104 E STREET               REDWOOD CITY       CA     94063      $237,000.00
  600132224     PONS,LUIS,SANDRA           514 SOUTH EL DORADO STREE  SAN MATEO          CA     94402      $359,000.00
  600132227     RAUH,RICHARD M.            25 HURRICANE STREET        MARINA DEL REY,    CA     90292      $298,500.00
  600132283     LAKER,ROBERT,HEATHER       42092 MIRANDA STREET       FREMONT            CA     94539      $260,000.00
  600132296     NOLAN,ROBERT,STACY         1663 HAUSER CIRCLE         THOUSAND OAKS      CA     91362      $326,780.59
  600132298     BITHELL,GORDON,CAROLYN     1664 AVENIDA VERDE VISTA   SAN DIMAS          CA     91773      $256,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132114     BARUTH,DORON,JUTTA           7.750      .750    7.000     .0400     6.960     03/01/2028
  600132187     FEUNG,SHU CHU                7.875      .750    7.125     .0400     7.085     02/01/2028
  600132191     TALL,DAVID,SAMMI             7.875      .750    7.125     .0400     7.085     03/01/2028
  600132193     BARTHOLOW/BARTH,ROGER,VIC    7.875      .750    7.125     .0400     7.085     03/01/2028
  600132194     ROOFIAN,RAMIN/NILOOFAR       7.875      .750    7.125     .0400     7.085     03/01/2028
  600132199     SANFORD,DAVID,CARMELLA       7.875      .750    7.125     .0400     7.085     03/01/2028
  600132210     BARTON,JON,EMILY             7.875      .750    7.125     .0400     7.085     03/01/2028
  600132217     HUDSON,JAMES,ELLEN           7.875      .750    7.125     .0400     7.085     03/01/2028
  600132218     SATTELMAYER,FRITZ/BRANKA     7.875      .750    7.125     .0400     7.085     03/01/2028
  600132224     PONS,LUIS,SANDRA             7.875      .750    7.125     .0400     7.085     03/01/2028
  600132227     RAUH,RICHARD M.              7.875      .750    7.125     .0400     7.085     03/01/2028
  600132283     LAKER,ROBERT,HEATHER         8.000      .750    7.250     .0400     7.210     03/01/2028
  600132296     NOLAN,ROBERT,STACY           8.000      .750    7.250     .0400     7.210     02/01/2028
  600132298     BITHELL,GORDON,CAROLYN       8.000      .750    7.250     .0400     7.210     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132114     BARUTH,DORON,JUTTA         574368                     $1,719.39                  03/01/1998             360
  600132187     FEUNG,SHU CHU              568248                     $2,420.64                  03/01/1998             360
  600132191     TALL,DAVID,SAMMI           568831                     $1,769.17                  03/01/1998             360
  600132193     BARTHOLOW/BARTH,ROGER,VIC  569657                     $1,693.04                  03/01/1998             360
  600132194     ROOFIAN,RAMIN/NILOOFAR     569994                     $4,132.90                  03/01/1998             360
  600132199     SANFORD,DAVID,CARMELLA     570112                     $2,581.25                  03/01/1998             360
  600132210     BARTON,JON,EMILY           571227                     $2,363.73                  03/01/1998             360
  600132217     HUDSON,JAMES,ELLEN         573484                     $2,066.45                  03/01/1998             360
  600132218     SATTELMAYER,FRITZ/BRANKA   573596                     $1,718.41                  03/01/1998             360
  600132224     PONS,LUIS,SANDRA           574384                     $2,603.00                  03/01/1998             360
  600132227     RAUH,RICHARD M.            574541                     $2,164.33         7        03/01/1998             360
  600132283     LAKER,ROBERT,HEATHER       564798                     $1,907.79                  03/01/1998             360
  600132296     NOLAN,ROBERT,STACY         568293                     $2,399.41                  03/01/1998             360
  600132298     BITHELL,GORDON,CAROLYN     569689                     $1,878.44                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132114     BARUTH,DORON,JUTTA                                                                            $405,000.00    N
  600132187     FEUNG,SHU CHU                                                                                 $459,000.00    N
  600132191     TALL,DAVID,SAMMI                                                                              $315,000.00    N
  600132193     BARTHOLOW/BARTH,ROGER,VIC                                                                     $291,990.00    N
  600132194     ROOFIAN,RAMIN/NILOOFAR                                                                        $765,000.00    N
  600132199     SANFORD,DAVID,CARMELLA                                                                        $475,000.00    N
  600132210     BARTON,JON,EMILY                                                                              $425,000.00    N
  600132217     HUDSON,JAMES,ELLEN                                                                            $380,000.00    N
  600132218     SATTELMAYER,FRITZ/BRANKA                                                                      $335,000.00    N
  600132224     PONS,LUIS,SANDRA                                                                              $489,000.00    N
  600132227     RAUH,RICHARD M.                                                                               $332,000.00    N
  600132283     LAKER,ROBERT,HEATHER                                                                          $325,000.00    N
  600132296     NOLAN,ROBERT,STACY                                                                            $415,000.00    N
  600132298     BITHELL,GORDON,CAROLYN                                                                        $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132299     BUTLER,JOHN                2320 2ND AVENUE            NEWPORT BEACH      CA     92625      $262,500.00
  600132300     SORGEN,JEFFREY             2347 31ST STREET           SANTA MONICA       CA     90405      $308,000.00
  600132312     NOEL,LONNIE,ANNA           362 CALLE BONITA           ESCONDIDO          CA     92029      $268,000.00
  600132324     KURATA,REIRI               1902 GRANVILLE AVENUE      LOS ANGELES        CA     90025      $245,000.00
  600132368     DAILEY,VINCENT,SANDRA      2533 GALLUP DRIVE          SANTA CLARA        CA     95051      $305,600.00
  600132373     CRAWFORD,RICHARD,CONNY     5018 SOLEDAD ROAD          SAN DIEGO          CA     92109      $562,132.04
  600132374     SPECKMAN,GAYLE             951 OLIVER AVENUE          SAN DIEGO          CA     92109      $255,200.00
  600132387     DESTEFANO,MICHAEL          24306 BELLERIVE CIRCLE     LAGUNA NIGUEL      CA     92677      $292,800.00
  600132389     ROBBINS,BETH-LYNNE         10347 MCCORMICK STREET     LOS ANGELES        CA     91601      $340,000.00
  600132394     BURNS,DAVID, DELLA         11738 LAKE GROVE COURT     SAN DIEGO          CA     92131      $243,500.00
  600132395     DESAI,PRANAU               5291 EAST RURAL RIDGE CIR  ANAHEIM            CA     92807      $286,000.00
  600132397     LIVINGSTON,DAVID,DANA      2368 HIGHVIEW TRAIL        VISTA              CA     92084      $396,900.00
  600132398     HAMILTON,JOZEF             1049 MARION WAY            PALM SPRINGS       CA     92264      $262,000.00
  600132401     SCIBELLI,RICHARD,ELANE     32319 CAHUKA COURT         SAN DIEGO          CA     92061      $280,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132299     BUTLER,JOHN                  8.000      .750    7.250     .0400     7.210     03/01/2028
  600132300     SORGEN,JEFFREY               8.000      .750    7.250     .0400     7.210     03/01/2028
  600132312     NOEL,LONNIE,ANNA             8.000      .750    7.250     .0400     7.210     03/01/2028
  600132324     KURATA,REIRI                 8.000      .750    7.250     .0400     7.210     03/01/2028
  600132368     DAILEY,VINCENT,SANDRA        8.125      .750    7.375     .0400     7.335     03/01/2028
  600132373     CRAWFORD,RICHARD,CONNY       8.125      .750    7.375     .0400     7.335     02/01/2028
  600132374     SPECKMAN,GAYLE               8.125      .750    7.375     .0400     7.335     03/01/2028
  600132387     DESTEFANO,MICHAEL            8.125      .750    7.375     .0400     7.335     03/01/2028
  600132389     ROBBINS,BETH-LYNNE           8.125      .750    7.375     .0400     7.335     03/01/2028
  600132394     BURNS,DAVID, DELLA           8.125      .750    7.375     .0400     7.335     03/01/2028
  600132395     DESAI,PRANAU                 8.125      .750    7.375     .0400     7.335     03/01/2028
  600132397     LIVINGSTON,DAVID,DANA        8.125      .750    7.375     .0400     7.335     03/01/2028
  600132398     HAMILTON,JOZEF               8.125      .750    7.375     .0400     7.335     03/01/2028
  600132401     SCIBELLI,RICHARD,ELANE       8.125      .750    7.375     .0400     7.335     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132299     BUTLER,JOHN                569915                     $1,926.13                  03/01/1998             360
  600132300     SORGEN,JEFFREY             569932                     $2,259.99                  03/01/1998             360
  600132312     NOEL,LONNIE,ANNA           571135                     $1,966.49                  03/01/1998             360
  600132324     KURATA,REIRI               575435                     $1,797.72                  03/01/1998             360
  600132368     DAILEY,VINCENT,SANDRA      564279                     $2,269.07                  03/01/1998             360
  600132373     CRAWFORD,RICHARD,CONNY     566019                     $4,176.55                  03/01/1998             360
  600132374     SPECKMAN,GAYLE             566205                     $1,894.85                  03/01/1998             360
  600132387     DESTEFANO,MICHAEL          569847                     $2,174.03                  03/01/1998             360
  600132389     ROBBINS,BETH-LYNNE         569981                     $2,524.49                  03/01/1998             360
  600132394     BURNS,DAVID, DELLA         570809                     $1,807.98                  03/01/1998             360
  600132395     DESAI,PRANAU               570831                     $2,123.54                  03/01/1998             360
  600132397     LIVINGSTON,DAVID,DANA      570863                     $2,946.97                  03/01/1998             360
  600132398     HAMILTON,JOZEF             571013                     $1,945.34                  03/01/1998             360
  600132401     SCIBELLI,RICHARD,ELANE     571305                     $2,078.99                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132299     BUTLER,JOHN                                                                                   $350,000.00    N
  600132300     SORGEN,JEFFREY                                                                                $385,000.00    N
  600132312     NOEL,LONNIE,ANNA                                                                              $335,000.00    N
  600132324     KURATA,REIRI                                                                                  $415,000.00    N
  600132368     DAILEY,VINCENT,SANDRA                                                                         $382,000.00    N
  600132373     CRAWFORD,RICHARD,CONNY                                                                        $720,000.00    N
  600132374     SPECKMAN,GAYLE                                                                                $319,000.00    N
  600132387     DESTEFANO,MICHAEL                                                                             $366,000.00    N
  600132389     ROBBINS,BETH-LYNNE                                                                            $425,000.00    N
  600132394     BURNS,DAVID, DELLA                                                                            $310,000.00    N
  600132395     DESAI,PRANAU                                                                                  $360,000.00    N
  600132397     LIVINGSTON,DAVID,DANA                                                                         $580,000.00    N
  600132398     HAMILTON,JOZEF                                                                                $327,500.00    N
  600132401     SCIBELLI,RICHARD,ELANE                                                                        $400,000.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132402     SCHOEFFEL,BERNARD,ELIZABE  3188 C STREET              SAN DIEGO          CA     92102      $268,000.00
  600132408     GILLIAM,JERRY,JUDITH       592 DAVIDSON LANE          CORVALLIS          MT     59828      $385,000.00
  600132415     KEARNS,TIMOTHY,ANITA       1477 9TH AVENUE            SAN FRANCISCO      CA     94122      $273,500.00
  600132418     BROWN,SUSANA               9469 GALLATIN ROAD         DOWNEY             CA     90240      $268,000.00
  600132470     DITLEFSEN,GARY             4074 NORTON AVENUE         OAKLAND            CA     94602      $248,000.00
  600132496     BITTERMAN,HENRY, OLGA      122-124 N. MANSFIELD AVEN  LOS ANGELES        CA     90036      $384,754.50
  600132497     GRANDY,LEANA               643 ARLINGTON ROAD         REDWOOD CITY       CA     94062      $299,808.70
  600132498     KHLONGKARNKHIAN,ONGARJ     1815 ARLINGTON BLVD        EL CERRITO         CA     94530      $299,808.70
  600132499     LISTOE,LINDA, JORDEAN      8439 BEACH CIRCLE          CYPRESS            CA     90630      $325,083.46
  600132503     JOHNSON,BRUCE,PILAR        23832 KENSINGTON COURT     LOS ANGELES        CA     91307      $332,900.00
  600132508     CLARK,JEFFERY              319 UNIVERSITY DRIVE       COSTA MESA         CA     92627      $300,000.00
  600132515     VALDECANTOS,SUSAN,MELCOHR  8900 RAINBOW RIDGE DRIVE   LAS VEGAS          NV     89117      $384,000.00
  600132521     SKINNER,ALVIE,JACQUELIN    4916 185TH AVENUE COURT K  VAUGHN             WA     98394      $285,000.00
  600132523     ROCK,EMOKE                 1531 10TH PLACE NORTH      EDMONDS            WA     98020      $231,600.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132402     SCHOEFFEL,BERNARD,ELIZABE    8.125      .750    7.375     .0400     7.335     03/01/2028
  600132408     GILLIAM,JERRY,JUDITH         8.125      .750    7.375     .0400     7.335     03/01/2028
  600132415     KEARNS,TIMOTHY,ANITA         8.125      .750    7.375     .0400     7.335     03/01/2028
  600132418     BROWN,SUSANA                 8.125      .750    7.375     .0400     7.335     03/01/2028
  600132470     DITLEFSEN,GARY               8.250      .750    7.500     .0400     7.460     03/01/2028
  600132496     BITTERMAN,HENRY, OLGA        8.250      .750    7.500     .0400     7.460     02/01/2028
  600132497     GRANDY,LEANA                 8.250      .750    7.500     .0400     7.460     02/01/2028
  600132498     KHLONGKARNKHIAN,ONGARJ       8.250      .750    7.500     .0400     7.460     02/01/2028
  600132499     LISTOE,LINDA, JORDEAN        8.250      .750    7.500     .0400     7.460     01/01/2028
  600132503     JOHNSON,BRUCE,PILAR          8.250      .750    7.500     .0400     7.460     03/01/2028
  600132508     CLARK,JEFFERY                8.250      .750    7.500     .0400     7.460     03/01/2028
  600132515     VALDECANTOS,SUSAN,MELCOHR    8.250      .750    7.500     .0400     7.460     03/01/2028
  600132521     SKINNER,ALVIE,JACQUELIN      8.250      .750    7.500     .0400     7.460     03/01/2028
  600132523     ROCK,EMOKE                   8.250      .750    7.500     .0400     7.460     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132402     SCHOEFFEL,BERNARD,ELIZABE  571375                     $1,989.89                  03/01/1998             360
  600132408     GILLIAM,JERRY,JUDITH       572503                     $2,858.61                  03/01/1998             360
  600132415     KEARNS,TIMOTHY,ANITA       573838                     $2,030.73                  03/01/1998             360
  600132418     BROWN,SUSANA               575467                     $1,989.89                  03/01/1998             360
  600132470     DITLEFSEN,GARY             564897                     $1,863.14                  03/01/1998             360
  600132496     BITTERMAN,HENRY, OLGA      568280                     $2,892.38                  03/01/1998             360
  600132497     GRANDY,LEANA               568286                     $2,253.80                  03/01/1998             360
  600132498     KHLONGKARNKHIAN,ONGARJ     568288                     $2,253.80                  03/01/1998             360
  600132499     LISTOE,LINDA, JORDEAN      568290                     $2,445.37                  03/01/1998             360
  600132503     JOHNSON,BRUCE,PILAR        569840                     $2,500.97                  03/01/1998             360
  600132508     CLARK,JEFFERY              570199                     $2,253.80                  03/01/1998             360
  600132515     VALDECANTOS,SUSAN,MELCOHR  570990                     $2,884.86                  03/01/1998             360
  600132521     SKINNER,ALVIE,JACQUELIN    572447                     $2,141.11                  03/01/1998             360
  600132523     ROCK,EMOKE                 572594                     $1,739.93                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132402     SCHOEFFEL,BERNARD,ELIZABE                                                                     $340,000.00    N
  600132408     GILLIAM,JERRY,JUDITH                                                                          $530,000.00    N
  600132415     KEARNS,TIMOTHY,ANITA                                                                          $382,000.00    N
  600132418     BROWN,SUSANA                                                                                  $335,000.00    N
  600132470     DITLEFSEN,GARY                                                                                $320,000.00    N
  600132496     BITTERMAN,HENRY, OLGA                                                                         $500,000.00    N
  600132497     GRANDY,LEANA                                                                                  $495,000.00    N
  600132498     KHLONGKARNKHIAN,ONGARJ                                                                        $400,000.00    N
  600132499     LISTOE,LINDA, JORDEAN                                                                         $440,000.00    N
  600132503     JOHNSON,BRUCE,PILAR                                                                           $417,353.00    N
  600132508     CLARK,JEFFERY                                                                                 $375,000.00    N
  600132515     VALDECANTOS,SUSAN,MELCOHR                                                                     $480,000.00    N
  600132521     SKINNER,ALVIE,JACQUELIN                                                                       $451,000.00    N
  600132523     ROCK,EMOKE                                                                                    $289,500.00    N


 (vlegal.ace v1.4)                                                 Page   42
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132530     KARCH,SUSANNE              295 LOS ANGELES BOULEVARD  SAN ANSELMO        CA     94960      $267,829.11
  600132534     CASSIDY,SHARON             3435-3439 26TH STREET      SAN FRANCISCO      CA     94110      $320,000.00
  600132535     TANG/TIEU,DUC/VAN          3166 SALEM DRIVE           SAN JOSE           CA     95127      $304,000.00
  600132536     HWANG/CHIANG,TA/LISA       4710 WILLIAMS ROAD         SAN JOSE           CA     95129      $252,800.00
  600132537     CROSSFIELD,AINSWORTH       2848 COWPER STREET         PALO ALTO          CA     94306      $372,000.00
  600132538     LEVIN,SANDRA               366 CLAREMONT BOULEVARD    SAN FRANCISCO      CA     94127      $308,000.00
  600132542     GUSTAVE,STEPHANIE          5626,5626 1/2,5628,5628 1  TEMPLE CITY        CA     91780      $300,000.00
  600132549     MULLIN/HARTLEY,MICHAEL/CL  31 CURTIS AVENUE           SAN RAFAEL         CA     94901      $244,000.00
  600132585     RAMOS,JOSEPH,MARIA         1906 REINELT AVENUE        SANTA CRUZ         CA     95062      $249,600.00
  600132613     SATTIN,ROBERTO, LESLEY     36 REDWOOD TREE LANE       IRVINE             CA     92612      $237,200.00
  600132619     SOVA,GERALD                1501 NEPTUNE AVENUE        ENCINITAS          CA     92024      $351,000.00
  600132635     ARALAR/HSU,ANDRAS/ANGELA   1154 HUNTINGDON DRIVE      SAN JOSE           CA     95129      $250,000.00
  600132636     FISHER,KIMBERLEY           1871-1875 MCALLISTER STRE  SAN FRANCISCO      CA     94115      $307,000.00
  600132637     PROCTOR,MICHAEL W.         326 NORTH HARPER AVENUE    LOS ANGELES        CA     90048      $385,800.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132530     KARCH,SUSANNE                8.250      .750    7.500     .0400     7.460     02/01/2028
  600132534     CASSIDY,SHARON               8.250      .750    7.500     .0400     7.460     03/01/2028
  600132535     TANG/TIEU,DUC/VAN            8.250      .750    7.500     .0400     7.460     03/01/2028
  600132536     HWANG/CHIANG,TA/LISA         8.250      .750    7.500     .0400     7.460     03/01/2028
  600132537     CROSSFIELD,AINSWORTH         8.250      .750    7.500     .0400     7.460     03/01/2028
  600132538     LEVIN,SANDRA                 8.250      .750    7.500     .0400     7.460     03/01/2028
  600132542     GUSTAVE,STEPHANIE            8.250      .750    7.500     .0400     7.460     03/01/2028
  600132549     MULLIN/HARTLEY,MICHAEL/CL    8.250      .750    7.500     .0400     7.460     03/01/2028
  600132585     RAMOS,JOSEPH,MARIA           8.375      .750    7.625     .0400     7.585     03/01/2028
  600132613     SATTIN,ROBERTO, LESLEY       8.375      .750    7.625     .0400     7.585     03/01/2028
  600132619     SOVA,GERALD                  8.375      .750    7.625     .0400     7.585     03/01/2028
  600132635     ARALAR/HSU,ANDRAS/ANGELA     8.375      .750    7.625     .0400     7.585     03/01/2028
  600132636     FISHER,KIMBERLEY             8.375      .750    7.625     .0400     7.585     03/01/2028
  600132637     PROCTOR,MICHAEL W.           8.375      .750    7.625     .0400     7.585     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132530     KARCH,SUSANNE              573500                     $2,013.39                  03/01/1998             360
  600132534     CASSIDY,SHARON             573798                     $2,404.05                  03/01/1998             360
  600132535     TANG/TIEU,DUC/VAN          573834                     $2,283.85                  03/01/1998             360
  600132536     HWANG/CHIANG,TA/LISA       573879                     $1,899.20                  03/01/1998             360
  600132537     CROSSFIELD,AINSWORTH       573909                     $2,794.71                  03/01/1998             360
  600132538     LEVIN,SANDRA               573997                     $2,313.90                  03/01/1998             360
  600132542     GUSTAVE,STEPHANIE          575723                     $2,253.80                  03/01/1998             360
  600132549     MULLIN/HARTLEY,MICHAEL/CL  578479                     $1,833.09                  03/01/1998             360
  600132585     RAMOS,JOSEPH,MARIA         564333                     $1,897.14                  03/01/1998             360
  600132613     SATTIN,ROBERTO, LESLEY     570078                     $1,802.89                  03/01/1998             360
  600132619     SOVA,GERALD                570684                     $2,667.85                  03/01/1998             360
  600132635     ARALAR/HSU,ANDRAS/ANGELA   573686                     $1,900.18                  03/01/1998             360
  600132636     FISHER,KIMBERLEY           573854                     $2,333.42                  03/01/1998             360
  600132637     PROCTOR,MICHAEL W.         574531                     $2,932.36                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132530     KARCH,SUSANNE                                                                                 $335,000.00    N
  600132534     CASSIDY,SHARON                                                                                $400,000.00    N
  600132535     TANG/TIEU,DUC/VAN                                                                             $380,000.00    N
  600132536     HWANG/CHIANG,TA/LISA                                                                          $316,000.00    N
  600132537     CROSSFIELD,AINSWORTH                                                                          $465,000.00    N
  600132538     LEVIN,SANDRA                                                                                  $385,000.00    N
  600132542     GUSTAVE,STEPHANIE                                                                             $375,000.00    N
  600132549     MULLIN/HARTLEY,MICHAEL/CL                                                                     $305,000.00    N
  600132585     RAMOS,JOSEPH,MARIA                                                                            $312,000.00    N
  600132613     SATTIN,ROBERTO, LESLEY                                                                        $296,500.00    N
  600132619     SOVA,GERALD                                                                                   $450,000.00    N
  600132635     ARALAR/HSU,ANDRAS/ANGELA                                                                      $420,000.00    N
  600132636     FISHER,KIMBERLEY                                                                              $420,000.00    N
  600132637     PROCTOR,MICHAEL W.                                                                            $482,500.00    N


 (vlegal.ace v1.4)                                                 Page   43
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132690     DINOFIA,MATHEW             7420-7422 CUVIER STREET    SAN DIEGO          CA     92037      $399,757.68
  600132706     ZAKWIN,RENEE               11352-11354 11356 ELDERWO  LOS ANGELES        CA     90049      $397,758.89
  600132712     WILLIAMS/RATZLA,JALI/VERO  1218 SOUTH RIDGELEY DRIVE  LOS ANGELES        CA     90019      $264,000.00
  600132714     LEE,KAREN                  4014, 4016, 4016 1/2 SHAS  SAN DIEGO          CA     92109      $258,000.00
  600132724     WONG,VERLAINE              348 19TH AVENUE            SAN FRANCISCO      CA     94121      $335,000.00
  600132780     CLARK,NONA                 18450 VASQUEZ CANYON ROAD  SANTA CLARITA      CA     91350      $280,000.00
  600132846     PAULSEN,WILLIAM, MARSHA    531 AVENUE F               REDONDO BEACH      CA     90277      $236,000.00
  600133875     ADAMS,JOHN                 1023 BOB O LINK RD         HIGHLAND PARK      IL     60035      $252,200.00
  600133879     REELING,SCOTT              4579 WESLEY CR             MASON              OH     45040      $260,000.00
  600133883     WHEELER,GRAYDON            11142 W COOPER DR          LITTLETON          CO     80127      $271,000.00
  600133887     SOUSA,GEORGE               22 ENOS CR                 READING            MA     01867      $245,000.00
  600133900     TUMAS,THOMAS               41232 N CANYON SPRINGS DR  CAVE CREEK         AZ     85331      $254,500.00
  600133903     MATTSON,TIMOTHY            16969 W 68TH PL            ARVADA             CO     80007      $251,313.35
  600133911     PUISZIS,STEVEN             521 N LINDEN AVE           OAK PARK           IL     60302      $275,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132690     DINOFIA,MATHEW               8.500      .750    7.750     .0400     7.710     02/01/2028
  600132706     ZAKWIN,RENEE                 8.500      .750    7.750     .0400     7.710     02/01/2028
  600132712     WILLIAMS/RATZLA,JALI/VERO    8.500      .750    7.750     .0400     7.710     03/01/2028
  600132714     LEE,KAREN                    8.500      .750    7.750     .0400     7.710     03/01/2028
  600132724     WONG,VERLAINE                8.500      .750    7.750     .0400     7.710     03/01/2028
  600132780     CLARK,NONA                   8.625      .750    7.875     .0400     7.835     03/01/2028
  600132846     PAULSEN,WILLIAM, MARSHA      9.000      .750    8.250     .0400     8.210     03/01/2028
  600133875     ADAMS,JOHN                   7.625      .250    7.375     .0500     7.325     03/01/2028
  600133879     REELING,SCOTT                7.625      .250    7.375     .0500     7.325     03/01/2028
  600133883     WHEELER,GRAYDON              7.625      .250    7.375     .0500     7.325     03/01/2028
  600133887     SOUSA,GEORGE                 7.500      .250    7.250     .0500     7.200     03/01/2028
  600133900     TUMAS,THOMAS                 7.375      .250    7.125     .0500     7.075     03/01/2028
  600133903     MATTSON,TIMOTHY              7.500      .250    7.250     .0500     7.200     02/01/2028
  600133911     PUISZIS,STEVEN               7.500      .250    7.250     .0500     7.200     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132690     DINOFIA,MATHEW             566125                     $3,075.65                  03/01/1998             360
  600132706     ZAKWIN,RENEE               568302                     $3,060.28                  03/01/1998             360
  600132712     WILLIAMS/RATZLA,JALI/VERO  570106                     $2,029.93                  03/01/1998             360
  600132714     LEE,KAREN                  570416                     $1,983.80                  03/01/1998             360
  600132724     WONG,VERLAINE              573808                     $2,575.86                  03/01/1998             360
  600132780     CLARK,NONA                 575560                     $2,177.81                  03/01/1998             360
  600132846     PAULSEN,WILLIAM, MARSHA    576305                     $1,898.91                  03/01/1998             360
  600133875     ADAMS,JOHN                 957755                     $1,785.06                  03/01/1998             360
  600133879     REELING,SCOTT              958677                     $1,840.27                  03/01/1998             360
  600133883     WHEELER,GRAYDON            959256                     $1,918.13                  03/01/1998             360
  600133887     SOUSA,GEORGE               959448                     $1,713.08                  03/01/1998             360
  600133900     TUMAS,THOMAS               959816                     $1,757.77                  03/01/1998             360
  600133903     MATTSON,TIMOTHY            959972                     $1,758.53                  03/01/1998             360
  600133911     PUISZIS,STEVEN             960116                     $1,922.85                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132690     DINOFIA,MATHEW                                                                                $503,000.00    N
  600132706     ZAKWIN,RENEE                                                                                  $640,000.00    N
  600132712     WILLIAMS/RATZLA,JALI/VERO                                                                     $330,000.00    N
  600132714     LEE,KAREN                                                                                     $375,000.00    N
  600132724     WONG,VERLAINE                                                                                 $710,000.00    N
  600132780     CLARK,NONA                                                                                    $350,000.00    N
  600132846     PAULSEN,WILLIAM, MARSHA                                                                       $295,000.00    N
  600133875     ADAMS,JOHN                                                                                    $318,000.00    N
  600133879     REELING,SCOTT                                                                                 $332,000.00    N
  600133883     WHEELER,GRAYDON                                                                               $355,000.00    N
  600133887     SOUSA,GEORGE                                                                                  $378,000.00    N
  600133900     TUMAS,THOMAS                                                                                  $325,000.00    N
  600133903     MATTSON,TIMOTHY                                                                               $320,000.00    N
  600133911     PUISZIS,STEVEN                                                                                $550,000.00    N


 (vlegal.ace v1.4)                                                 Page   44
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600133922     ABRAMCZYK,WILLIAM          38 OLD MILL RD             EAST SANDWICH      MA     02537      $240,000.00
  600133923     KEATING,MONICA             13420 WOOD RED RD          REDMOND            WA     98052      $243,500.00
  600133935     ROBERTS,DANIEL             3471 PLANTATION PL         BEAVERCREEK        OH     45430      $246,500.00
  600133936     PIOCH,PAUL                 466 N BROCKWAY ST          PALATINE           IL     60067      $257,000.00
  600133942     PODNAR,JAMES               15350 W WOODVIEW           NEW BERLIN         WI     53151      $245,500.00
  600133943     WARREN,TODD                601 WARBLER CT             HIGHLAND PARK      IL     60035      $270,000.00
  600133946     RAVI,V                     15509 HITCHCOCK RD         CHESTERFIELD       MO     63017      $251,000.00
  600133950     YOUNGER,JOHN               2 WYNKOOP CT               BETHESDA           MD     20817      $270,000.00
  600133951     JAKIMOW,JAMES              3770 VERSAILLES            HOFFMAN ESTATES    IL     60195      $250,000.00
  600133954     SWITZER,WESLEY             4509 STARVIEW DR           ST LOUIS           MO     63128      $247,000.00
  600133955     MAY,CHRISTOPHER            12801 N 65TH PL            SCOTTSDALE         AZ     85254      $135,000.00
  600133957     KOVACH,RONALD              405 WILSHIRE CT            VALPARAISO         IN     46835      $235,000.00
  600133958     McCLINTOCK,ROGER           10 BRIARWOOD LN            ROCHESTER          IL     62563      $246,000.00
  600133970     STEVENS,DREW               20 TAMAR CT                LAWRENCEVILLE      NJ     08648      $255,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600133922     ABRAMCZYK,WILLIAM            7.625      .250    7.375     .0500     7.325     03/01/2028
  600133923     KEATING,MONICA               7.500      .250    7.250     .0500     7.200     03/01/2028
  600133935     ROBERTS,DANIEL               7.375      .250    7.125     .0500     7.075     03/01/2028
  600133936     PIOCH,PAUL                   7.375      .250    7.125     .0500     7.075     03/01/2028
  600133942     PODNAR,JAMES                 7.500      .250    7.250     .0500     7.200     03/01/2028
  600133943     WARREN,TODD                  7.500      .250    7.250     .0500     7.200     03/01/2028
  600133946     RAVI,V                       7.375      .250    7.125     .0500     7.075     03/01/2028
  600133950     YOUNGER,JOHN                 7.500      .250    7.250     .0500     7.200     03/01/2028
  600133951     JAKIMOW,JAMES                7.375      .250    7.125     .0500     7.075     03/01/2028
  600133954     SWITZER,WESLEY               7.375      .250    7.125     .0500     7.075     03/01/2028
  600133955     MAY,CHRISTOPHER              7.500      .250    7.250     .0500     7.200     03/01/2028
  600133957     KOVACH,RONALD                7.250      .250    7.000     .0500     6.950     03/01/2028
  600133958     McCLINTOCK,ROGER             7.250      .250    7.000     .0500     6.950     03/01/2028
  600133970     STEVENS,DREW                 7.875      .250    7.625     .0500     7.575     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600133922     ABRAMCZYK,WILLIAM          960269                     $1,698.71                  03/01/1998             360
  600133923     KEATING,MONICA             960287                     $1,702.59                  03/01/1998             360
  600133935     ROBERTS,DANIEL             960497                     $1,702.52                  03/01/1998             360
  600133936     PIOCH,PAUL                 960499                     $1,775.04                  03/01/1998             360
  600133942     PODNAR,JAMES               960524                     $1,716.57                  03/01/1998             360
  600133943     WARREN,TODD                960525                     $1,887.88                  03/01/1998             360
  600133946     RAVI,V                     960563                     $1,733.60                  03/01/1998             360
  600133950     YOUNGER,JOHN               960714                     $1,887.88                  03/01/1998             360
  600133951     JAKIMOW,JAMES              960717                     $1,726.69                  03/01/1998             360
  600133954     SWITZER,WESLEY             960737                     $1,705.97                  03/01/1998             360
  600133955     MAY,CHRISTOPHER            960768                       $943.94                  03/01/1998             360
  600133957     KOVACH,RONALD              960798                     $1,603.12                  03/01/1998             360
  600133958     McCLINTOCK,ROGER           960800                     $1,678.16                  03/01/1998             360
  600133970     STEVENS,DREW               960949                     $1,848.93                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600133922     ABRAMCZYK,WILLIAM                                                                             $370,000.00    N
  600133923     KEATING,MONICA                                                                                $450,000.00    N
  600133935     ROBERTS,DANIEL                                                                                $370,000.00    N
  600133936     PIOCH,PAUL                                                                                    $325,000.00    N
  600133942     PODNAR,JAMES                                                                                  $310,000.00    N
  600133943     WARREN,TODD                                                                                   $420,000.00    N
  600133946     RAVI,V                                                                                        $320,000.00    N
  600133950     YOUNGER,JOHN                                                                                  $385,000.00    N
  600133951     JAKIMOW,JAMES                                                                                 $325,000.00    N
  600133954     SWITZER,WESLEY                                                                                $338,000.00    N
  600133955     MAY,CHRISTOPHER                                                                               $205,000.00    N
  600133957     KOVACH,RONALD                                                                                 $310,000.00    N
  600133958     McCLINTOCK,ROGER                                                                              $320,000.00    N
  600133970     STEVENS,DREW                                                                                  $320,000.00    N


 (vlegal.ace v1.4)                                                 Page   45
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600133971     SRIVASTAVA,PREM            8217 GALLERY CT            GAITHERBURGH       MD     20879      $246,812.05
  600133981     MATTHEWS,C                 2311 RICHBOROUGH RD        CHESTERFIELD       MO     63017      $240,750.00
  600133984     STRONG,PAUL                4607 W WAGON TR            LITTLETON          CO     80123      $247,600.00
  600133990     STONE,NATHAN               1420 S PITKIN AVE          SUPERIOR           CO     80027      $249,555.17
  600134011     FALOON,STEPHEN             18 LOPEZ KEY               BELLEVUE           WA     98006      $255,810.01
  600134013     BORAKS,RONA                752 TERRELL CROSSING       MARIETTA           GA     30067      $279,000.00
  600134017     PIATKOWSKI,ROBERT          1970 RICHTON DR            WHEATON            IL     60197      $246,000.00
  600134018     DRELLING,JOSEPH            203 CASEY CT               STEILACOOM         WA     98388      $233,939.00
  600134019     JOHNSON,MICHAEL            8N065 SECRETARIAT  CT      ST CHARLES         IL     60175      $245,000.00
  600134025     LOWERY,DANIEL              2945 PARFET DR             LAKEWOOD           CO     80215      $233,000.00
  600134028     ZIMECKI,ALFONS             6710 W FLOYD               LAKEWOOD           CO     80227      $237,000.00
  600134032     NGO,MEIN                   6507 W VASSAR              VISALIA            CA     93277      $211,521.97
  600134042     TULLI,MICHAEL              6408 DUBLIN RD             HARRISBURG         PA     17111      $150,000.00
  600134043     SEALANDER,JOHN             RT 1 BOX 218               ORANGE             VA     22960      $278,767.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600133971     SRIVASTAVA,PREM              7.375      .250    7.125     .0500     7.075     02/01/2028
  600133981     MATTHEWS,C                   7.375      .250    7.125     .0500     7.075     03/01/2028
  600133984     STRONG,PAUL                  7.375      .250    7.125     .0500     7.075     03/01/2028
  600133990     STONE,NATHAN                 7.250      .250    7.000     .0500     6.950     02/01/2028
  600134011     FALOON,STEPHEN               7.500      .250    7.250     .0500     7.200     02/01/2028
  600134013     BORAKS,RONA                  7.750      .250    7.500     .0500     7.450     03/01/2028
  600134017     PIATKOWSKI,ROBERT            7.375      .250    7.125     .0500     7.075     03/01/2028
  600134018     DRELLING,JOSEPH              7.750      .250    7.500     .0500     7.450     03/01/2028
  600134019     JOHNSON,MICHAEL              7.250      .250    7.000     .0500     6.950     03/01/2028
  600134025     LOWERY,DANIEL                7.375      .250    7.125     .0500     7.075     03/01/2028
  600134028     ZIMECKI,ALFONS               7.125      .250    6.875     .0500     6.825     03/01/2028
  600134032     NGO,MEIN                     8.625      .250    8.375     .0500     8.325     12/01/2027
  600134042     TULLI,MICHAEL                7.875      .250    7.625     .0500     7.575     03/01/2028
  600134043     SEALANDER,JOHN               8.125      .250    7.875     .0500     7.825     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600133971     SRIVASTAVA,PREM            960958                     $1,705.97                  03/01/1998             360
  600133981     MATTHEWS,C                 961170                     $1,662.81                  03/01/1998             360
  600133984     STRONG,PAUL                961191                     $1,710.12                  03/01/1998             360
  600133990     STONE,NATHAN               961390                     $1,703.74                  03/01/1998             360
  600134011     FALOON,STEPHEN             962439                     $1,789.99                  03/01/1998             360
  600134013     BORAKS,RONA                962642                     $1,998.80                  03/01/1998             360
  600134017     PIATKOWSKI,ROBERT          963124                     $1,699.07                  03/01/1998             360
  600134018     DRELLING,JOSEPH            963176                     $1,675.97                  03/01/1998             360
  600134019     JOHNSON,MICHAEL            963447                     $1,671.34                  03/01/1998             360
  600134025     LOWERY,DANIEL              963931                     $1,609.28        12        03/01/1998             360
  600134028     ZIMECKI,ALFONS             964741                     $1,596.72                  03/01/1998             360
  600134032     NGO,MEIN                   8360272                    $1,648.14                  03/01/1998             360
  600134042     TULLI,MICHAEL              8597179                    $1,087.61                  03/01/1998             360
  600134043     SEALANDER,JOHN             8597912                    $2,071.20        14        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600133971     SRIVASTAVA,PREM                                                                               $317,000.00    N
  600133981     MATTHEWS,C                                                                                    $321,000.00    N
  600133984     STRONG,PAUL                                                                                   $370,000.00    N
  600133990     STONE,NATHAN                                                                                  $333,000.00    N
  600134011     FALOON,STEPHEN                                                                                $580,000.00    N
  600134013     BORAKS,RONA                                                                                   $449,000.00    N
  600134017     PIATKOWSKI,ROBERT                                                                             $315,000.00    N
  600134018     DRELLING,JOSEPH                                                                               $325,000.00    N
  600134019     JOHNSON,MICHAEL                                                                               $320,000.00    N
  600134025     LOWERY,DANIEL                                                                                 $285,000.00    N
  600134028     ZIMECKI,ALFONS                                                                                $305,000.00    N
  600134032     NGO,MEIN                                                                                      $264,900.00    N
  600134042     TULLI,MICHAEL                                                                                 $259,000.00    N
  600134043     SEALANDER,JOHN                                                                                $326,097.00    N


 (vlegal.ace v1.4)                                                 Page   46
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600134044     FRANCIS,JOSEPH             1209 WESTERHAM DR          WAKE FOREST        NC     27587      $243,523.61
  600134047     CALARCO,VINCENT            132 SURFSIDE RD            NANTUCKET          MA     02554      $234,821.18
  600134059     VAN ANTWERP,DAN            575 SNEATH WAY             ALPINE             CA     91901      $240,000.00
  600134061     HOLDEN,JAMES               1102 CREEKWOOD PL          GARLAND            TX     75044      $279,300.00
  600134062     COX,MICHAEL                503 BROAD LEAF LN          MCKINNEY           TX     75070      $285,000.00
  600134063     MASCOLO,BRUNO              5613 BANISTER CT           PLANO              TX     75093      $911,600.00
  600134064     GREER,LOWELL               8695 HAWICK CT N           DUBLIN             OH     43017      $269,000.00
  600134098     FOLEY,THOMAS               6124 E MORNING VISTA LN    CAVE CREEK         AZ     85331      $248,792.05
  600134101     HALL,SEAN                  125 HARDWOOD CT            FAIRBURN           GA     30213      $260,929.07
  600134107     CLIFFORD, WILLIAM J        6 DAVID PLACE              MT OLIVE           NJ     07836      $242,108.25
  600134109     VERSI, IBRAHIM             11 COTTONWOOD ROAD         MORRIS TWP         NJ     07960      $232,936.30


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600134044     FRANCIS,JOSEPH               7.625      .250    7.375     .0500     7.325     02/01/2028
  600134047     CALARCO,VINCENT              7.375      .250    7.125     .0500     7.075     02/01/2028
  600134059     VAN ANTWERP,DAN              7.750      .250    7.500     .0500     7.450     03/01/2028
  600134061     HOLDEN,JAMES                 7.875      .250    7.625     .0500     7.575     03/01/2028
  600134062     COX,MICHAEL                  7.375      .250    7.125     .0500     7.075     03/01/2028
  600134063     MASCOLO,BRUNO                7.625      .250    7.375     .0500     7.325     03/01/2028
  600134064     GREER,LOWELL                 7.750      .250    7.500     .0500     7.450     03/01/2028
  600134098     FOLEY,THOMAS                 7.500      .250    7.250     .0500     7.200     02/01/2028
  600134101     HALL,SEAN                    8.000      .250    7.750     .0500     7.700     02/01/2028
  600134107     CLIFFORD, WILLIAM J          7.750      .250    7.500     .0500     7.450     06/01/2026
  600134109     VERSI, IBRAHIM               7.750      .250    7.500     .0500     7.450     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600134044     FRANCIS,JOSEPH             8619427                    $1,724.90                  03/01/1998             360
  600134047     CALARCO,VINCENT            8636763                    $1,623.09                  03/01/1998             360
  600134059     VAN ANTWERP,DAN            8654621                    $1,719.39                  03/01/1998             360
  600134061     HOLDEN,JAMES               8673786                    $2,025.12         1        03/01/1998             360
  600134062     COX,MICHAEL                8673796                    $1,968.43         1        03/01/1998             360
  600134063     MASCOLO,BRUNO              8673853                    $6,452.25                  03/01/1998             360
  600134064     GREER,LOWELL               8682338                    $1,927.15                  03/01/1998             360
  600134098     FOLEY,THOMAS               8754583                    $1,741.75                  03/01/1998             360
  600134101     HALL,SEAN                  8755869                    $1,916.60        14        03/01/1998             360
  600134107     CLIFFORD, WILLIAM J        1105269656                 $1,762.37                  03/01/1998             360
  600134109     VERSI, IBRAHIM             1105276925                 $1,791.04                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600134044     FRANCIS,JOSEPH                                                                                $304,675.00    N
  600134047     CALARCO,VINCENT                                                                               $318,000.00    N
  600134059     VAN ANTWERP,DAN                                                                               $320,000.00    N
  600134061     HOLDEN,JAMES                                                                                  $294,000.00    N
  600134062     COX,MICHAEL                                                                                   $300,000.00    N
  600134063     MASCOLO,BRUNO                                                                               $1,300,000.00    N
  600134064     GREER,LOWELL                                                                                  $430,000.00    N
  600134098     FOLEY,THOMAS                                                                                  $340,000.00    N
  600134101     HALL,SEAN                                                                                     $275,000.00    N
  600134107     CLIFFORD, WILLIAM J                                                                           $315,400.00    N
  600134109     VERSI, IBRAHIM                                                                                $316,015.00    N


 (vlegal.ace v1.4)                                                 Page   47
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  10:40:08               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1438    POOL NAME:      Group II

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL          641         1               220,967,478.99    313,510,988.63  222,094,612.14      1,595,125.08

 (vlegal.ace v1.4)                                                 Page    1
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066146     TWERSKY,HOWARD B           20 ADIRONDACK TRAIL        EASTON             CT     06612      $398,459.34
  500066246     GROSSMAN,GLORIA            1641 NORTH CRESCENT HEIGH  LOS ANGELES        CA     90069      $437,181.54
  500066322     KATZ,DONALD L              820 SOUTH GRETNA GREEN WA  LOS ANGELES        CA     90049      $487,891.18
  500066363     GREGORY,EILEEN             5701 GREEN OAK DRIVE       LOS ANGELES        CA     90068      $435,077.84
  500066396     GADLIAUSKAS,INA E          16933 LIVORNO DRIVE        PACIFIC PALISAD    CA     90272      $342,271.98
  500066467     PETERS,ALFRED              634 MONTEREY BOULEVARD     HERMOSA BEACH      CA     90254      $341,700.79
  500066588     ROSS,CHARLES D             4214 OAK TREE CI.          ROCHESTER          MI     48306      $318,426.40
  500066625     ADDISON,LARRY              7532 VISTA DEL MAR         LOS ANGELES (PL    CA     90293      $391,729.61
  500066859     RYDER,THOMAS B             1264 LA MIRADA STREET      LAGUNA BEACH       CA     92651      $393,593.92
  500066862     TRENT,BERTHAL W III        6380 SNOWBERRY CT          GILROY             CA     95020      $232,886.60
  500066955     DAVIS,CECIL D              19421 MACGREGOR CIRCLE     HUNTINGTON BEAC    CA     92647      $326,751.76
  500066961     POINTER,ANITA MARIE        12060 CREST COURT          LOS ANGELES        CA     90210      $953,962.70
  500066964     BECKER,SUSAN M             27862 COLONIAL             MISSION VIEJO      CA     92691      $239,206.05
  500066977     BROSTROM,KENT D            8039 QUARRY RIDGE WAY      BETHESDA           MD     20817      $299,435.89


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066146     TWERSKY,HOWARD B             7.375      .150    7.225     .1000     7.125     10/01/2027
  500066246     GROSSMAN,GLORIA              7.750      .250    7.500     .0500     7.450     10/01/2027
  500066322     KATZ,DONALD L                7.750      .250    7.500     .0500     7.450     09/01/2027
  500066363     GREGORY,EILEEN               7.875      .250    7.625     .0500     7.575     10/01/2027
  500066396     GADLIAUSKAS,INA E            7.875      .250    7.625     .0500     7.575     10/01/2027
  500066467     PETERS,ALFRED                8.000      .250    7.750     .0500     7.700     10/01/2027
  500066588     ROSS,CHARLES D               7.000      .150    6.850     .1000     6.750     11/01/2027
  500066625     ADDISON,LARRY                8.250      .250    8.000     .0500     7.950     10/01/2027
  500066859     RYDER,THOMAS B               7.375      .250    7.125     .0500     7.075     12/01/2027
  500066862     TRENT,BERTHAL W III          7.125      .150    6.975     .1000     6.875     12/01/2027
  500066955     DAVIS,CECIL D                7.625      .150    7.475     .1000     7.375     11/01/2027
  500066961     POINTER,ANITA MARIE          7.750      .250    7.500     .0500     7.450     12/01/2027
  500066964     BECKER,SUSAN M               7.000      .150    6.850     .1000     6.750     01/01/2028
  500066977     BROSTROM,KENT D              6.875      .150    6.725     .1000     6.625     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066146     TWERSKY,HOWARD B           092455290                  $2,762.70                  03/01/1998             360
  500066246     GROSSMAN,GLORIA            092458230                  $3,143.26                  03/01/1998             360
  500066322     KATZ,DONALD L              092449191                  $3,510.42                  03/01/1998             360
  500066363     GREGORY,EILEEN             092457048                  $3,165.65                  03/01/1998             360
  500066396     GADLIAUSKAS,INA E          092453180                  $2,501.49                  03/01/1998             360
  500066467     PETERS,ALFRED              092460208                  $2,518.28                  03/01/1998             360
  500066588     ROSS,CHARLES D             092462603                  $2,128.97                  03/01/1998             360
  500066625     ADDISON,LARRY              092455088                  $2,952.48                  03/01/1998             360
  500066859     RYDER,THOMAS B             092461176                  $2,724.71                  03/01/1998             360
  500066862     TRENT,BERTHAL W III        092462445                  $1,572.80                  03/01/1998             360
  500066955     DAVIS,CECIL D              092461474                  $2,319.79        12        03/01/1998             360
  500066961     POINTER,ANITA MARIE        092467942                  $6,848.90                  03/01/1998             360
  500066964     BECKER,SUSAN M             092469490                  $1,594.06                  03/01/1998             360
  500066977     BROSTROM,KENT D            092462222                  $1,970.79                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066146     TWERSKY,HOWARD B            .00       .00       .00       .000        .150          .250      $690,000.00    N
  500066246     GROSSMAN,GLORIA             .00       .00       .00       .000        .250          .300      $585,000.00    N
  500066322     KATZ,DONALD L               .00       .00       .00       .000        .250          .300      $675,000.00    N
  500066363     GREGORY,EILEEN              .00       .00       .00       .000        .250          .300      $582,500.00    N
  500066396     GADLIAUSKAS,INA E           .00       .00       .00       .000        .250          .300      $530,000.00    N
  500066467     PETERS,ALFRED               .00       .00       .00       .000        .250          .300      $480,000.00    N
  500066588     ROSS,CHARLES D              .00       .00       .00       .000        .150          .250      $470,000.00    N
  500066625     ADDISON,LARRY               .00       .00       .00       .000        .250          .300      $535,000.00    N
  500066859     RYDER,THOMAS B              .00       .00       .00       .000        .250          .300      $526,000.00    N
  500066862     TRENT,BERTHAL W III         .00       .00       .00       .000        .150          .250      $313,366.00    N
  500066955     DAVIS,CECIL D               .00       .00       .00       .000        .150          .250      $345,000.00    N
  500066961     POINTER,ANITA MARIE         .00       .00       .00       .000        .250          .300    $1,400,000.00    N
  500066964     BECKER,SUSAN M              .00       .00       .00       .000        .150          .250      $299,500.00    N
  500066977     BROSTROM,KENT D             .00       .00       .00       .000        .150          .250      $419,000.00    N


 (vlegal.ace v1.4)                                                 Page    2
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500066989     MUELLER,RICHARD A          3469 COLONEL VANDERHORST   MT PLEASANT        SC     29464      $256,098.61
  500067044     MARINO,ANTHONY V JR        25152 N. CAYUGA TRAIL      LAKE BARRINGTON    IL     60010      $379,375.22
  500067430     PRIETO,VINCENT J JR        2036 HAWTHORNE PLACE       PAOLI              PA     19031      $239,615.02
  500067432     CENTER,BRAD                7412 RENEE STREET          ALEXANDRIA         VA     22315      $251,096.57
  500067437     MCINERNEY,THOMAS M         50 NOKOMIS AVENUE          SAN ANSELMO        CA     94960      $487,255.07
  500067447     CANASA,WILFREDO N.         9560 EAGLE VIEW WAY        GILROY             CA     95020      $243,080.85
  500067448     RUGGIER,FRANK              21842 BASS LAKE CIRCLE     LAKE FOREST        CA     92630      $248,358.31
  500067449     FONG,THEODORE S            910 FLINTRIDGE AVENUE      LA CANADA FLINT    CA     91011      $692,521.04
  500067451     NUNZIATI,JAMES R           2227 RUHLAND AVENUE UNIT   REDONDO BEACH      CA     90278      $257,490.26
  500067452     SWEDELSON,DAVID C          16874 CALLEDE SARAH        LOS ANGELES        CA     90272      $873,135.31
  500067470     DONER,CHRIS                20 ASTER COURT             KIRKWOOD           CA     95646      $480,660.52
  500067486     GABBERT,LLOYD DEAN         429 WYNGATE ROAD           SACRAMENTO         CA     95864      $287,786.26
  500067487     ODOM,RONALD C.             6360 RASPBERRY COURT       GILROY             CA     95020      $304,599.47
  500067490     HOSEA,TIMOTHY M            711 CHERRY VALLEY ROAD     MONTGOMERY TOWN    NJ     08540      $634,516.81


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500066989     MUELLER,RICHARD A            7.250      .150    7.100     .1000     7.000     01/01/2028
  500067044     MARINO,ANTHONY V JR          7.000      .150    6.850     .1000     6.750     01/01/2028
  500067430     PRIETO,VINCENT J JR          7.125      .150    6.975     .1000     6.875     01/01/2028
  500067432     CENTER,BRAD                  7.125      .150    6.975     .1000     6.875     01/01/2028
  500067437     MCINERNEY,THOMAS M           7.375      .150    7.225     .1000     7.125     01/01/2028
  500067447     CANASA,WILFREDO N.           7.750      .250    7.500     .0500     7.450     12/01/2027
  500067448     RUGGIER,FRANK                8.250      .250    8.000     .0500     7.950     11/01/2027
  500067449     FONG,THEODORE S              7.750      .250    7.500     .0500     7.450     12/01/2027
  500067451     NUNZIATI,JAMES R             8.125      .250    7.875     .0500     7.825     12/01/2027
  500067452     SWEDELSON,DAVID C            7.750      .250    7.500     .0500     7.450     12/01/2027
  500067470     DONER,CHRIS                  7.750      .150    7.600     .1000     7.500     02/01/2028
  500067486     GABBERT,LLOYD DEAN           7.500      .150    7.350     .1000     7.250     02/01/2028
  500067487     ODOM,RONALD C.               7.750      .250    7.500     .0500     7.450     12/01/2027
  500067490     HOSEA,TIMOTHY M              7.375      .150    7.225     .1000     7.125     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500066989     MUELLER,RICHARD A          092468788                  $1,749.78        12        03/01/1998             360
  500067044     MARINO,ANTHONY V JR        092472764                  $2,528.15                  03/01/1998             360
  500067430     PRIETO,VINCENT J JR        092474121                  $1,616.92                  03/01/1998             360
  500067432     CENTER,BRAD                092475193                  $1,694.40        12        03/01/1998             360
  500067437     MCINERNEY,THOMAS M         092477402                  $3,370.49                  03/01/1998             360
  500067447     CANASA,WILFREDO N.         092446413                  $1,745.19         7        03/01/1998             360
  500067448     RUGGIER,FRANK              092461298                  $1,870.65                  03/01/1998             360
  500067449     FONG,THEODORE S            092462117                  $4,971.90                  03/01/1998             360
  500067451     NUNZIATI,JAMES R           092464160                  $1,915.64        12        03/01/1998             360
  500067452     SWEDELSON,DAVID C          092467933                  $6,268.61                  03/01/1998             360
  500067470     DONER,CHRIS                092466777                  $3,445.94                  03/01/1998             360
  500067486     GABBERT,LLOYD DEAN         092460376                  $2,013.74         2        03/01/1998             360
  500067487     ODOM,RONALD C.             092461067                  $2,186.85        14        03/01/1998             360
  500067490     HOSEA,TIMOTHY M            092472419                  $4,385.79                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500066989     MUELLER,RICHARD A           .00       .00       .00       .000        .150          .250      $285,000.00    N
  500067044     MARINO,ANTHONY V JR         .00       .00       .00       .000        .150          .250      $535,000.00    N
  500067430     PRIETO,VINCENT J JR         .00       .00       .00       .000        .150          .250      $308,000.00    N
  500067432     CENTER,BRAD                 .00       .00       .00       .000        .150          .250      $279,000.00    N
  500067437     MCINERNEY,THOMAS M          .00       .00       .00       .000        .150          .250      $610,000.00    N
  500067447     CANASA,WILFREDO N.          .00       .00       .00       .000        .250          .300      $270,676.00    N
  500067448     RUGGIER,FRANK               .00       .00       .00       .000        .250          .300      $332,000.00    N
  500067449     FONG,THEODORE S             .00       .00       .00       .000        .250          .300    $1,275,000.00    N
  500067451     NUNZIATI,JAMES R            .00       .00       .00       .000        .250          .300      $310,000.00    N
  500067452     SWEDELSON,DAVID C           .00       .00       .00       .000        .250          .300    $1,300,000.00    N
  500067470     DONER,CHRIS                 .00       .00       .00       .000        .150          .250      $601,623.00    N
  500067486     GABBERT,LLOYD DEAN          .00       .00       .00       .000        .150          .250      $320,000.00    N
  500067487     ODOM,RONALD C.              .00       .00       .00       .000        .250          .300      $339,177.00    N
  500067490     HOSEA,TIMOTHY M             .00       .00       .00       .000        .150          .250    $1,776,000.00    N


 (vlegal.ace v1.4)                                                 Page    3
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067492     WATSON,JOHNNY W            15 EVERGREEN WAY           SLEEPY HOLLOW      NY     10591      $350,732.92
  500067494     WHITTEMORE,JERRY A         3300 SHELBY DRIVE          LOS ANGELES        CA     90034      $319,756.51
  500067508     WOHLGEMUTH,DUANE A         2722 HARVARD DRIVE         TOWNSHIP OF WAR    PA     18976      $254,691.06
  500067512     ZDON,RUSSELL R             804 CARDIFF                NAPERVILLE         IL     60546      $237,600.05
  500067518     PITTS,GREGORY A            879 COACHWAY               ANNAPOLIS          MD     21401      $299,754.09
  500067520     JOHNSON,DAVID A            19 SCOTTSDALE              WICHITA            KS     67230      $299,754.09
  500067529     BOUCHER,WHITNEY S          2 SHERMAN WAY              HINGHAM            MA     02043      $357,613.79
  500067530     CHAMPION,GEORGE W.         308 PIPER CUB COURT        SCOTTS VALLEY      CA     95066      $259,210.18
  500067533     CHOPRA,RAHUL               1515 GILMORE STREET        MOUNTAIN VIEW      CA     93307      $348,734.44
  500067535     RICHARDS,STEPHEN H         5 WOODS END                NEEDHAM            MA     02192      $499,590.16
  500067537     GARRETT,JEFFREY S          1728 BEECHWOOD BLVD        PITTSBURGH         PA     15217      $356,700.07
  500067538     WARREN,A CHANDLER JR       1325 NORTH ORANGE GROVE A  LOS ANGELES        CA     90046      $322,754.22
  500067540     BATTERMAN,HOLLIS J         110 TOYON DRIVE            FAIRFAX            CA     94930      $283,783.90
  500067541     ZEUCH,CAROLYN M            45 STRATFORD COURT         CARMEL             IN     46033      $239,817.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067492     WATSON,JOHNNY W              7.375      .150    7.225     .1000     7.125     02/01/2028
  500067494     WHITTEMORE,JERRY A           7.375      .150    7.225     .1000     7.125     02/01/2028
  500067508     WOHLGEMUTH,DUANE A           7.000      .150    6.850     .1000     6.750     02/01/2028
  500067512     ZDON,RUSSELL R               6.875      .150    6.725     .1000     6.625     02/01/2028
  500067518     PITTS,GREGORY A              7.000      .150    6.850     .1000     6.750     02/01/2028
  500067520     JOHNSON,DAVID A              7.000      .150    6.850     .1000     6.750     02/01/2028
  500067529     BOUCHER,WHITNEY S            7.125      .150    6.975     .1000     6.875     02/01/2028
  500067530     CHAMPION,GEORGE W.           7.875      .250    7.625     .0500     7.575     12/01/2027
  500067533     CHOPRA,RAHUL                 7.375      .150    7.225     .1000     7.125     02/01/2028
  500067535     RICHARDS,STEPHEN H           7.000      .150    6.850     .1000     6.750     02/01/2028
  500067537     GARRETT,JEFFREY S            6.875      .150    6.725     .1000     6.625     02/01/2028
  500067538     WARREN,A CHANDLER JR         7.375      .150    7.225     .1000     7.125     02/01/2028
  500067540     BATTERMAN,HOLLIS J           7.375      .150    7.225     .1000     7.125     02/01/2028
  500067541     ZEUCH,CAROLYN M              7.375      .150    7.225     .1000     7.125     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067492     WATSON,JOHNNY W            092472926                  $2,424.27        33        03/01/1998             360
  500067494     WHITTEMORE,JERRY A         092478747                  $2,210.16                  03/01/1998             360
  500067508     WOHLGEMUTH,DUANE A         092449989                  $1,695.86                  03/01/1998             360
  500067512     ZDON,RUSSELL R             092471914                  $1,563.49                  03/01/1998             360
  500067518     PITTS,GREGORY A            092478440                  $1,995.91                  03/01/1998             360
  500067520     JOHNSON,DAVID A            092480049                  $1,995.91                  03/01/1998             360
  500067529     BOUCHER,WHITNEY S          092440812                  $2,411.24                  03/01/1998             360
  500067530     CHAMPION,GEORGE W.         092465251                  $1,883.37         7        03/01/1998             360
  500067533     CHOPRA,RAHUL               092472551                  $2,410.46                  03/01/1998             360
  500067535     RICHARDS,STEPHEN H         092474006                  $3,326.51                  03/01/1998             360
  500067537     GARRETT,JEFFREY S          092474095                  $2,345.24                  03/01/1998             360
  500067538     WARREN,A CHANDLER JR       092474744                  $2,230.88                  03/01/1998             360
  500067540     BATTERMAN,HOLLIS J         092476849                  $1,961.52                  03/01/1998             360
  500067541     ZEUCH,CAROLYN M            092477755                  $1,657.62                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067492     WATSON,JOHNNY W             .00       .00       .00       .000        .150          .250      $390,000.00    N
  500067494     WHITTEMORE,JERRY A          .00       .00       .00       .000        .150          .250      $475,000.00    N
  500067508     WOHLGEMUTH,DUANE A          .00       .00       .00       .000        .150          .250      $318,635.00    N
  500067512     ZDON,RUSSELL R              .00       .00       .00       .000        .150          .250      $355,000.00    N
  500067518     PITTS,GREGORY A             .00       .00       .00       .000        .150          .250      $380,000.00    N
  500067520     JOHNSON,DAVID A             .00       .00       .00       .000        .150          .250      $435,000.00    N
  500067529     BOUCHER,WHITNEY S           .00       .00       .00       .000        .150          .250      $447,390.00    N
  500067530     CHAMPION,GEORGE W.          .00       .00       .00       .000        .250          .300      $273,435.00    N
  500067533     CHOPRA,RAHUL                .00       .00       .00       .000        .150          .250      $450,000.00    N
  500067535     RICHARDS,STEPHEN H          .00       .00       .00       .000        .150          .250      $750,000.00    N
  500067537     GARRETT,JEFFREY S           .00       .00       .00       .000        .150          .250      $550,000.00    N
  500067538     WARREN,A CHANDLER JR        .00       .00       .00       .000        .150          .250      $500,000.00    N
  500067540     BATTERMAN,HOLLIS J          .00       .00       .00       .000        .150          .250      $355,000.00    N
  500067541     ZEUCH,CAROLYN M             .00       .00       .00       .000        .150          .250      $300,000.00    N


 (vlegal.ace v1.4)                                                 Page    4
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067543     RICHARDSON,JAMES D         115 PARKHAVEN DRIVE        DANVILLE           CA     94506      $370,895.73
  500067544     BRADLEE,BENJAMIN C JR      7 MERCER CIRCLE            CAMBRIDGE          MA     02138      $374,677.14
  500067555     BOHN,RAY G JR              20396 ALERION PLACE        LOS ANGELES (WO    CA     91364      $386,705.53
  500067565     WARE,MICHAEL               1811 HILL STREET           SANTA MONICA       CA     90405      $623,023.50
  500067573     PLANTE,ROBERT A            101 KENILWORTH ROAD        MOUNTAIN LAKES     NJ     07046      $315,740.97
  500067574     GOODSPEED,NORWICK B.H.     450 SANTA RITA AVENUE      PALO ALTO          CA     94301      $699,467.35
  500067576     LEE,RONALD                 35 WAMPUM HILL ROAD        WESTON             CT     06883      $534,561.46
  500067578     SCHWARZ,CAROLE ANN         3848 ALTA MESA DRIVE       STUDIO CITY        CA     91604      $352,324.63
  500067583     HARRIS,KATHLEEN J          1526 DELLA DR.             HOFFMAN ESTATES    IL     60195      $247,801.68
  500067606     DAVIDSEN,DWIGHT M          78 PENNOCK ROAD            ASHLAND            MA     01721      $277,123.97
  500067607     HANDOWSKI,DAVID J          204 HILLTOP LANE           SLEEPY HOLLOW      IL     60118      $239,798.37
  500067608     NIEMEYER,ROBERT MICHAEL    3060 FRIARS LANE           EDGEWOOD           KY     41017      $242,832.77
  500067614     SMITH,JEFFREY J            1557 CENTENNIAL CIRCLE     CALISTOGA          CA     94515      $283,772.89
  500067615     BRYAN,RAYMOND CH           5 GOLF VIEW DRIVE          EASTON             CT     06612      $437,583.38


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067543     RICHARDSON,JAMES D           7.000      .150    6.850     .1000     6.750     02/01/2028
  500067544     BRADLEE,BENJAMIN C JR        6.750      .150    6.600     .1000     6.500     02/01/2028
  500067555     BOHN,RAY G JR                7.375      .250    7.125     .0500     7.075     02/01/2028
  500067565     WARE,MICHAEL                 7.250      .250    7.000     .0500     6.950     01/01/2028
  500067573     PLANTE,ROBERT A              7.000      .150    6.850     .1000     6.750     02/01/2028
  500067574     GOODSPEED,NORWICK B.H.       7.375      .250    7.125     .0500     7.075     02/01/2028
  500067576     LEE,RONALD                   7.000      .150    6.850     .1000     6.750     02/01/2028
  500067578     SCHWARZ,CAROLE ANN           7.250      .150    7.100     .1000     7.000     02/01/2028
  500067583     HARRIS,KATHLEEN J            7.125      .150    6.975     .1000     6.875     02/01/2028
  500067606     DAVIDSEN,DWIGHT M            7.375      .150    7.225     .1000     7.125     02/01/2028
  500067607     HANDOWSKI,DAVID J            6.875      .150    6.725     .1000     6.625     02/01/2028
  500067608     NIEMEYER,ROBERT MICHAEL      7.875      .250    7.625     .0500     7.575     02/01/2028
  500067614     SMITH,JEFFREY J              7.125      .150    6.975     .1000     6.875     02/01/2028
  500067615     BRYAN,RAYMOND CH             7.250      .150    7.100     .1000     7.000     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067543     RICHARDSON,JAMES D         092478921                  $2,469.60                  03/01/1998             360
  500067544     BRADLEE,BENJAMIN C JR      092480714                  $2,432.24                  03/01/1998             360
  500067555     BOHN,RAY G JR              092475969                  $2,672.91                  03/01/1998             360
  500067565     WARE,MICHAEL               092461322                  $4,256.78                  03/01/1998             360
  500067573     PLANTE,ROBERT A            092477279                  $2,102.36                  03/01/1998             360
  500067574     GOODSPEED,NORWICK B.H.     092477906                  $4,834.73                  03/01/1998             360
  500067576     LEE,RONALD                 092478374                  $3,559.37                  03/01/1998             360
  500067578     SCHWARZ,CAROLE ANN         092479310                  $2,408.08                  03/01/1998             360
  500067583     HARRIS,KATHLEEN J          092482931                  $1,670.82                  03/01/1998             360
  500067606     DAVIDSEN,DWIGHT M          092457795                  $1,915.48         2        03/01/1998             360
  500067607     HANDOWSKI,DAVID J          092474152                  $1,576.63                  03/01/1998             360
  500067608     NIEMEYER,ROBERT MICHAEL    092474388                  $1,761.92                  03/01/1998             360
  500067614     SMITH,JEFFREY J            092479025                  $1,913.36                  03/01/1998             360
  500067615     BRYAN,RAYMOND CH           092479389                  $2,987.42                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067543     RICHARDSON,JAMES D          .00       .00       .00       .000        .150          .250      $464,000.00    N
  500067544     BRADLEE,BENJAMIN C JR       .00       .00       .00       .000        .150          .250      $975,000.00    N
  500067555     BOHN,RAY G JR               .00       .00       .00       .000        .250          .300      $539,000.00    N
  500067565     WARE,MICHAEL                .00       .00       .00       .000        .250          .300      $780,000.00    N
  500067573     PLANTE,ROBERT A             .00       .00       .00       .000        .150          .250      $420,000.00    N
  500067574     GOODSPEED,NORWICK B.H.      .00       .00       .00       .000        .250          .300    $2,032,000.00    N
  500067576     LEE,RONALD                  .00       .00       .00       .000        .150          .250      $795,000.00    N
  500067578     SCHWARZ,CAROLE ANN          .00       .00       .00       .000        .150          .250      $475,000.00    N
  500067583     HARRIS,KATHLEEN J           .00       .00       .00       .000        .150          .250      $310,000.00    N
  500067606     DAVIDSEN,DWIGHT M           .00       .00       .00       .000        .150          .250      $308,150.00    N
  500067607     HANDOWSKI,DAVID J           .00       .00       .00       .000        .150          .250      $320,000.00    N
  500067608     NIEMEYER,ROBERT MICHAEL     .00       .00       .00       .000        .250          .300      $650,000.00    N
  500067614     SMITH,JEFFREY J             .00       .00       .00       .000        .150          .250      $355,000.00    N
  500067615     BRYAN,RAYMOND CH            .00       .00       .00       .000        .150          .250      $583,900.00    N


 (vlegal.ace v1.4)                                                 Page    5
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067621     WATSON,MARK A              653 WYNGATE DR.            ROCHESTER          MI     48307      $299,728.80
  500067622     HOLTHOFER,HARRY ROBERT JR  122 MEADOWLAKE DRIVE       HENDERSONVILLE     TN     37075      $242,897.98
  500067649     WITTNER,SUZANNE R          265 PECK DRIVE             BEVERLY HILLS      CA     90210      $606,288.31
  500067651     BURZINSKI,EDWARD M. II     21967 PACIFIC COAST HWY    MALIBU             CA     90265      $648,982.81
  500067656     DIAL,NEIL                  1822 N. MAPLE CIRCLE       MESA               AZ     85205      $355,729.12
  500067658     CORBIN,BRIAN J             6577 OAKMEADOW DRIVE       RIVERSIDE          CA     92056      $301,270.58
  500067661     MANNING,KEVIN B            3 CROSS BROOK COURT        TOWNSHIP OF HOL    NJ     07733      $247,920.00
  500067663     ITO,FRANCINE               2412 VIA SONOMA            PALOS VERDE EST    CA     90274      $649,480.21
  500067710     SHIEBER,STUART M           31 GIBBS STREET            BROOKLINE          MA     02146      $300,000.00
  500067724     SMITH,DAVID V              15 SONNEBORN LANE          SEVERNA PARK       MD     21146      $291,301.11
  500067741     POWERS,JOHN P.             3955 ELLENITA AVENUE       LOS ANGELES (TA    CA     91356      $511,490.56
  500067743     ABRAHAMS,PAUL C            30 SCODON DRIVE            RIDGEFIELD         CT     06877      $278,400.00
  500067744     PERRINO,KENNETH J          104 JONATHAN RD            NEW CANAAN         CT     06840      $550,000.00
  500067745     MCGREW,WAYNE DALE III      2385 CHRISTOPHERS WALK     ATLANTA            GA     30327      $260,650.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067621     WATSON,MARK A                6.500      .150    6.350     .1000     6.250     02/01/2028
  500067622     HOLTHOFER,HARRY ROBERT JR    7.125      .150    6.975     .1000     6.875     02/01/2028
  500067649     WITTNER,SUZANNE R            7.375      .150    7.225     .1000     7.125     02/01/2028
  500067651     BURZINSKI,EDWARD M. II       7.250      .250    7.000     .0500     6.950     01/01/2028
  500067656     DIAL,NEIL                    7.375      .150    7.225     .1000     7.125     02/01/2028
  500067658     CORBIN,BRIAN J               7.375      .150    7.225     .1000     7.125     02/01/2028
  500067661     MANNING,KEVIN B              6.875      .150    6.725     .1000     6.625     03/01/2028
  500067663     ITO,FRANCINE                 7.125      .250    6.875     .0500     6.825     02/01/2028
  500067710     SHIEBER,STUART M             7.000      .150    6.850     .1000     6.750     03/01/2028
  500067724     SMITH,DAVID V                6.750      .150    6.600     .1000     6.500     03/01/2028
  500067741     POWERS,JOHN P.               7.125      .250    6.875     .0500     6.825     02/01/2028
  500067743     ABRAHAMS,PAUL C              7.000      .150    6.850     .1000     6.750     03/01/2028
  500067744     PERRINO,KENNETH J            6.750      .150    6.600     .1000     6.500     03/01/2028
  500067745     MCGREW,WAYNE DALE III        7.000      .150    6.850     .1000     6.750     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067621     WATSON,MARK A              092483747                  $1,896.20         2        03/01/1998             360
  500067622     HOLTHOFER,HARRY ROBERT JR  092484332                  $1,638.48                  03/01/1998             360
  500067649     WITTNER,SUZANNE R          092467229                  $4,190.67                  03/01/1998             360
  500067651     BURZINSKI,EDWARD M. II     092469538                  $4,434.15                  03/01/1998             360
  500067656     DIAL,NEIL                  092476609                  $2,458.80                  03/01/1998             360
  500067658     CORBIN,BRIAN J             092476944                  $2,082.39        12        03/01/1998             360
  500067661     MANNING,KEVIN B            092479903                  $1,628.66                  03/01/1998             360
  500067663     ITO,FRANCINE               092481185                  $4,379.17                  03/01/1998             360
  500067710     SHIEBER,STUART M           092478375                  $1,995.91                  03/01/1998             360
  500067724     SMITH,DAVID V              092483883                  $1,892.72                  03/01/1998             360
  500067741     POWERS,JOHN P.             092475964                  $3,449.44                  03/01/1998             360
  500067743     ABRAHAMS,PAUL C            092482431                  $1,852.20        12        03/01/1998             360
  500067744     PERRINO,KENNETH J          092483693                  $3,567.29                  03/01/1998             360
  500067745     MCGREW,WAYNE DALE III      092484608                  $1,734.11                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067621     WATSON,MARK A               .00       .00       .00       .000        .150          .250      $327,945.00    N
  500067622     HOLTHOFER,HARRY ROBERT JR   .00       .00       .00       .000        .150          .250      $375,000.00    N
  500067649     WITTNER,SUZANNE R           .00       .00       .00       .000        .150          .250    $1,150,000.00    N
  500067651     BURZINSKI,EDWARD M. II      .00       .00       .00       .000        .250          .300      $950,000.00    N
  500067656     DIAL,NEIL                   .00       .00       .00       .000        .150          .250      $445,000.00    N
  500067658     CORBIN,BRIAN J              .00       .00       .00       .000        .150          .250      $335,000.00    N
  500067661     MANNING,KEVIN B             .00       .00       .00       .000        .150          .250      $358,000.00    N
  500067663     ITO,FRANCINE                .00       .00       .00       .000        .250          .300      $835,000.00    N
  500067710     SHIEBER,STUART M            .00       .00       .00       .000        .150          .250      $490,000.00    N
  500067724     SMITH,DAVID V               .00       .00       .00       .000        .150          .250      $440,000.00    N
  500067741     POWERS,JOHN P.              .00       .00       .00       .000        .250          .300      $640,000.00    N
  500067743     ABRAHAMS,PAUL C             .00       .00       .00       .000        .150          .250      $320,000.00    N
  500067744     PERRINO,KENNETH J           .00       .00       .00       .000        .150          .250      $900,000.00    N
  500067745     MCGREW,WAYNE DALE III       .00       .00       .00       .000        .150          .250      $427,000.00    N


 (vlegal.ace v1.4)                                                 Page    6
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067746     HEAD,BOBBIE                50 MATHER ROAD             SAN ANSELMO        CA     94960      $768,000.00
  500067764     STANMAN,CRAIG              18125 COASTLINE DRIVE #E   MALIBU             CA     90265      $321,000.00
  500067766     MURPHY,THOMAS K            1128 GINGER LANE           SAN JOSE           CA     95128      $298,000.00
  500067771     CROSS,MARY M               633 POST OAK DR.           BRENTWOOD          TN     37035      $350,000.00
  500067776     ARNAL,ALVARO F             110 ASHBURY DRIVE          CLARKS SUMMIT      PA     18411      $261,834.06
  500067780     ROBERTS,THOMAS J           10601 SOUTH LOUISVILLE AV  TULSA              OK     74137      $448,000.00
  500067781     KALLET,ANDREW J            311 REED BLVD              MILL VALLEY        CA     94941      $420,000.00
  500067788     WAHL,STEPHEN F             17 BEECH HILL ROAD         LLOYD HARBOR       NY     11743      $648,000.00
  500067792     FETTIG,MARTIN J            25 SCOTTSDALE DRIVE        WICHITA            KS     67230      $316,000.00
  500067794     COOK,GARY W                6223 LOCH RAVEN DRIVE      MCLEAN             VA     22101      $272,000.00
  500067797     FONG,KATHILEE L            1340 CLAY STREET #503      SAN FRANCISCO      CA     94109      $397,751.60
  500067798     NUNEZ,ROBERTO J            649 RIDGEVIEW COURT        UPLAND             CA     91784      $292,500.00
  500067799     HARNEY,CHRISTOPHER         80 REEDLAND WOODS WAY      TIBURON            CA     94920      $777,000.00
  500067800     LOVING,DEONNA              6533  HIDDEN CREEK  COURT  PLANO              TX     75023      $612,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067746     HEAD,BOBBIE                  7.000      .150    6.850     .1000     6.750     03/01/2028
  500067764     STANMAN,CRAIG                7.375      .150    7.225     .1000     7.125     03/01/2028
  500067766     MURPHY,THOMAS K              7.250      .150    7.100     .1000     7.000     03/01/2028
  500067771     CROSS,MARY M                 6.875      .150    6.725     .1000     6.625     03/01/2028
  500067776     ARNAL,ALVARO F               6.750      .150    6.600     .1000     6.500     03/01/2028
  500067780     ROBERTS,THOMAS J             7.375      .150    7.225     .1000     7.125     03/01/2028
  500067781     KALLET,ANDREW J              7.250      .150    7.100     .1000     7.000     03/01/2028
  500067788     WAHL,STEPHEN F               6.750      .150    6.600     .1000     6.500     03/01/2028
  500067792     FETTIG,MARTIN J              6.750      .150    6.600     .1000     6.500     03/01/2028
  500067794     COOK,GARY W                  7.000      .150    6.850     .1000     6.750     03/01/2028
  500067797     FONG,KATHILEE L              7.375      .150    7.225     .1000     7.125     03/01/2028
  500067798     NUNEZ,ROBERTO J              7.250      .150    7.100     .1000     7.000     03/01/2028
  500067799     HARNEY,CHRISTOPHER           7.250      .150    7.100     .1000     7.000     03/01/2028
  500067800     LOVING,DEONNA                7.250      .150    7.100     .1000     7.000     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067746     HEAD,BOBBIE                092484623                  $5,109.52                  03/01/1998             360
  500067764     STANMAN,CRAIG              092472490                  $2,217.07                  03/01/1998             360
  500067766     MURPHY,THOMAS K            092478445                  $2,032.89                  03/01/1998             360
  500067771     CROSS,MARY M               092483212                  $2,299.25                  03/01/1998             360
  500067776     ARNAL,ALVARO F             092485674                  $1,705.81                  03/01/1998             360
  500067780     ROBERTS,THOMAS J           092488392                  $3,094.22                  03/01/1998             360
  500067781     KALLET,ANDREW J            092489916                  $2,865.14                  03/01/1998             360
  500067788     WAHL,STEPHEN F             092431849                  $4,202.92                  03/01/1998             360
  500067792     FETTIG,MARTIN J            092485776                  $2,049.57                  03/01/1998             360
  500067794     COOK,GARY W                092486664                  $1,809.62                  03/01/1998             360
  500067797     FONG,KATHILEE L            092487418                  $2,762.70                  03/01/1998             360
  500067798     NUNEZ,ROBERTO J            092487440                  $1,995.37        12        03/01/1998             360
  500067799     HARNEY,CHRISTOPHER         092488377                  $5,300.51                  03/01/1998             360
  500067800     LOVING,DEONNA              600000363                  $4,174.92                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067746     HEAD,BOBBIE                 .00       .00       .00       .000        .150          .250    $1,100,000.00    N
  500067764     STANMAN,CRAIG               .00       .00       .00       .000        .150          .250      $545,000.00    N
  500067766     MURPHY,THOMAS K             .00       .00       .00       .000        .150          .250      $380,000.00    N
  500067771     CROSS,MARY M                .00       .00       .00       .000        .150          .250      $472,000.00    N
  500067776     ARNAL,ALVARO F              .00       .00       .00       .000        .150          .250      $339,000.00    N
  500067780     ROBERTS,THOMAS J            .00       .00       .00       .000        .150          .250      $560,000.00    N
  500067781     KALLET,ANDREW J             .00       .00       .00       .000        .150          .250      $765,000.00    N
  500067788     WAHL,STEPHEN F              .00       .00       .00       .000        .150          .250      $810,000.00    N
  500067792     FETTIG,MARTIN J             .00       .00       .00       .000        .150          .250      $395,000.00    N
  500067794     COOK,GARY W                 .00       .00       .00       .000        .150          .250      $350,000.00    N
  500067797     FONG,KATHILEE L             .00       .00       .00       .000        .150          .250      $700,000.00    N
  500067798     NUNEZ,ROBERTO J             .00       .00       .00       .000        .150          .250      $325,000.00    N
  500067799     HARNEY,CHRISTOPHER          .00       .00       .00       .000        .150          .250    $1,200,000.00    N
  500067800     LOVING,DEONNA               .00       .00       .00       .000        .150          .250      $765,000.00    N


 (vlegal.ace v1.4)                                                 Page    7
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067823     PUCKETT,ROBERT L           5365 SOUTH MONACO STREET   GREENWOOD VILLA    CO     80111      $482,000.00
  500067826     WILLIAMS,DONALD L          628 GUNBY ROAD             MARIETTA           GA     30067      $300,000.00
  500067827     MORRILL,WILLIAM KELSO III  51 LOGAN ROAD              NEW CANAAN         CT     06840      $568,000.00
  500067830     RIZZO,JEANNE M             4930 PARADISE DRIVE        TIBURON            CA     94920      $358,042.63
  500067833     PELAVIN,ALVIN H            828 AUGUSTA CIRCLE         NAPA               CA     94558      $369,000.00
  500067835     GILLESPIE,JOHN H           831 TYNE BOULEVARD         NASHVILLE          TN     37220      $395,100.00
  500067850     WILEY,JAMES                1849 DANFIELD DRIVE        NORMAN             OK     73072      $254,000.00
  500067854     FRAZETTI,JAMES L SR        1203 SHELBY DALE LANE      CROWNSVILLE        MD     21032      $402,400.00
  500067865     DIGIOVANNI,ALPHONSE J      4 MARTINS RUN              MEDIA              PA     19063      $295,000.00
  500067868     SOUCY,GERALD M             78 WOODBRIDGE DR.          EAST LONGMEADOW    MA     01028      $268,000.00
  500067871     DAIKER,BARBARA L           1741 WARREN HOLLOW ROAD    NOLENSVILLE        TN     37135      $240,000.00
  500067872     PENINGER,KEVIN             240 CANYON OAKS DRIVE      ARGYLE             TX     76226      $245,200.00
  500067889     ALLEN,GARY R               3571 HABERSHAM ROAD NW     ATLANTA            GA     30305      $256,000.00
  500067892     MARKARIAN,HARRY  H         16133 ROYAL MOUNT DRIVE    LOS ANGELES (EN    CA     91436      $424,684.59


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067823     PUCKETT,ROBERT L             7.125      .150    6.975     .1000     6.875     03/01/2028
  500067826     WILLIAMS,DONALD L            7.250      .150    7.100     .1000     7.000     03/01/2028
  500067827     MORRILL,WILLIAM KELSO III    6.875      .150    6.725     .1000     6.625     03/01/2028
  500067830     RIZZO,JEANNE M               7.125      .150    6.975     .1000     6.875     03/01/2028
  500067833     PELAVIN,ALVIN H              7.125      .150    6.975     .1000     6.875     03/01/2028
  500067835     GILLESPIE,JOHN H             7.250      .150    7.100     .1000     7.000     03/01/2028
  500067850     WILEY,JAMES                  7.125      .150    6.975     .1000     6.875     03/01/2028
  500067854     FRAZETTI,JAMES L SR          6.750      .150    6.600     .1000     6.500     03/01/2028
  500067865     DIGIOVANNI,ALPHONSE J        6.750      .150    6.600     .1000     6.500     03/01/2028
  500067868     SOUCY,GERALD M               7.000      .150    6.850     .1000     6.750     03/01/2028
  500067871     DAIKER,BARBARA L             6.875      .150    6.725     .1000     6.625     03/01/2028
  500067872     PENINGER,KEVIN               7.375      .150    7.225     .1000     7.125     03/01/2028
  500067889     ALLEN,GARY R                 7.250      .150    7.100     .1000     7.000     03/01/2028
  500067892     MARKARIAN,HARRY  H           7.500      .250    7.250     .0500     7.200     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067823     PUCKETT,ROBERT L           092483653                  $3,247.32                  03/01/1998             360
  500067826     WILLIAMS,DONALD L          092484005                  $2,046.53                  03/01/1998             360
  500067827     MORRILL,WILLIAM KELSO III  092485760                  $3,731.36                  03/01/1998             360
  500067830     RIZZO,JEANNE M             092486700                  $2,576.97                  03/01/1998             360
  500067833     PELAVIN,ALVIN H            092487738                  $2,486.02         1        03/01/1998             360
  500067835     GILLESPIE,JOHN H           092489150                  $2,695.28                  03/01/1998             360
  500067850     WILEY,JAMES                092479666                  $1,711.25                  03/01/1998             360
  500067854     FRAZETTI,JAMES L SR        092482546                  $2,609.96                  03/01/1998             360
  500067865     DIGIOVANNI,ALPHONSE J      092488355                  $1,913.36                  03/01/1998             360
  500067868     SOUCY,GERALD M             092489791                  $1,783.01                  03/01/1998             360
  500067871     DAIKER,BARBARA L           092492925                  $1,576.63                  03/01/1998             360
  500067872     PENINGER,KEVIN             500000102                  $1,693.54                  03/01/1998             360
  500067889     ALLEN,GARY R               092449219                  $1,746.37                  03/01/1998             360
  500067892     MARKARIAN,HARRY  H         092468694                  $2,971.66                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067823     PUCKETT,ROBERT L            .00       .00       .00       .000        .150          .250      $675,000.00    N
  500067826     WILLIAMS,DONALD L           .00       .00       .00       .000        .150          .250      $384,000.00    N
  500067827     MORRILL,WILLIAM KELSO III   .00       .00       .00       .000        .150          .250      $867,000.00    N
  500067830     RIZZO,JEANNE M              .00       .00       .00       .000        .150          .250      $575,000.00    N
  500067833     PELAVIN,ALVIN H             .00       .00       .00       .000        .150          .250      $410,000.00    N
  500067835     GILLESPIE,JOHN H            .00       .00       .00       .000        .150          .250      $785,000.00    N
  500067850     WILEY,JAMES                 .00       .00       .00       .000        .150          .250      $389,000.00    N
  500067854     FRAZETTI,JAMES L SR         .00       .00       .00       .000        .150          .250      $503,000.00    N
  500067865     DIGIOVANNI,ALPHONSE J       .00       .00       .00       .000        .150          .250      $430,000.00    N
  500067868     SOUCY,GERALD M              .00       .00       .00       .000        .150          .250      $335,000.00    N
  500067871     DAIKER,BARBARA L            .00       .00       .00       .000        .150          .250      $300,000.00    N
  500067872     PENINGER,KEVIN              .00       .00       .00       .000        .150          .250      $306,500.00    N
  500067889     ALLEN,GARY R                .00       .00       .00       .000        .150          .250      $320,000.00    N
  500067892     MARKARIAN,HARRY  H          .00       .00       .00       .000        .250          .300      $935,000.00    N


 (vlegal.ace v1.4)                                                 Page    8
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  500067895     SELL,DANIEL W.             5520 BURNET AVENUE         LOS ANGELES (SH    CA     91411      $238,268.56
  500067910     LEEDS,ALAN J               45913 HIDDEN VALLEY TERRA  FREMONT            CA     94539      $719,923.82
  500067911     HAWKINS,WILLIAM L JR       5006 PRINCE CASPIAN LANE   BURKE              VA     22015      $232,000.00
  500067917     COHEN,CHESTER              1280 WEST SADDLEHORN DRIV  TUCSON             AZ     85737      $270,000.00
  500067921     PLANT,PHILIP M             75 WOODWARD AVENUE         SAUSALITO          CA     94965      $700,000.00
  600085894     KIANG, EUGENE              48372  AVALON HEIGHTS T    FREMONT            CA     94539      $492,567.90
  600085934     MILLER, JAMES A            3401   TANGLEY AVENUE      HOUSTON            TX     77005      $504,124.98
  600086049     CHEN, WEILING LINDA        1560   MATHEWS AVENUE      MANHATTAN BEACH    CA     90266      $447,550.26
  600103127     ONODA          JOHN        2835 CHESTNUT RUN DR.      BLOOMFIELD         MI     48302      $661,479.03
  600103381     GIACOMIN       ANTHONY     39 ROCKINGHORSE ROAD       RANCHO PALO        CA     90275      $614,107.73
  600105300     McCracken      John        2811 Jackson Street        San Francisco      CA     94115      $871,777.03
  600105358     GREENSLADE,JAMES E         29 The Point               Coronado           CA     92118      $871,345.62
  600107426     PFEIFFER  JR ALFRED        129    BONITA AVENUE       PIEDMONT           CA     94611      $647,902.22
  600115640     BABITSKAYA, ALINA          13523 CHANDLER             SHERMAN OAKS       CA     91401      $354,333.39


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  500067895     SELL,DANIEL W.               7.375      .250    7.125     .0500     7.075     02/01/2028
  500067910     LEEDS,ALAN J                 7.125      .250    6.875     .0500     6.825     02/01/2028
  500067911     HAWKINS,WILLIAM L JR         6.625      .150    6.475     .1000     6.375     03/01/2028
  500067917     COHEN,CHESTER                6.875      .150    6.725     .1000     6.625     03/01/2028
  500067921     PLANT,PHILIP M               7.250      .150    7.100     .1000     7.000     03/01/2028
  600085894     KIANG, EUGENE                7.875      .250    7.625     .0500     7.575     08/01/2027
  600085934     MILLER, JAMES A              7.875      .250    7.625     .0500     7.575     09/01/2027
  600086049     CHEN, WEILING LINDA          7.875      .250    7.625     .0500     7.575     08/01/2027
  600103127     ONODA          JOHN          7.250      .250    7.000     .0500     6.950     08/01/2026
  600103381     GIACOMIN       ANTHONY       7.375      .250    7.125     .0500     7.075     11/01/2027
  600105300     McCracken      John          7.600      .250    7.350     .0500     7.300     10/01/2027
  600105358     GREENSLADE,JAMES E           7.450      .250    7.200     .0500     7.150     11/01/2027
  600107426     PFEIFFER  JR ALFRED          7.125      .250    6.875     .0500     6.825     11/01/2027
  600115640     BABITSKAYA, ALINA            8.375      .250    8.125     .0500     8.075     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  500067895     SELL,DANIEL W.             092474944                  $1,646.91        12        03/01/1998             360
  500067910     LEEDS,ALAN J               092483901                  $4,854.14                  03/01/1998             360
  500067911     HAWKINS,WILLIAM L JR       092484202                  $1,485.52                  03/01/1998             360
  500067917     COHEN,CHESTER              092487980                  $1,773.71                  03/01/1998             360
  500067921     PLANT,PHILIP M             092499974                  $4,775.23                  03/01/1998             360
  600085894     KIANG, EUGENE              1561361853                 $3,589.10                  03/01/1998             360
  600085934     MILLER, JAMES A            1563163125                 $3,670.67                  03/01/1998             360
  600086049     CHEN, WEILING LINDA        1595048546                 $3,262.82                  03/01/1998             360
  600103127     ONODA          JOHN        450486840                  $4,584.23                  03/01/1998             360
  600103381     GIACOMIN       ANTHONY     450901020                  $4,254.56                  03/01/1998             360
  600105300     McCracken      John        277309                     $6,178.15                  03/01/1998             360
  600105358     GREENSLADE,JAMES E         283242                     $6,088.20                  03/01/1998             360
  600107426     PFEIFFER  JR ALFRED        1494004226                 $4,379.17                  03/01/1998             360
  600115640     BABITSKAYA, ALINA          1236496                    $2,698.26                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  500067895     SELL,DANIEL W.              .00       .00       .00       .000        .250          .300      $251,000.00    N
  500067910     LEEDS,ALAN J                .00       .00       .00       .000        .250          .300    $1,300,000.00    N
  500067911     HAWKINS,WILLIAM L JR        .00       .00       .00       .000        .150          .250      $290,000.00    N
  500067917     COHEN,CHESTER               .00       .00       .00       .000        .150          .250      $338,000.00    N
  500067921     PLANT,PHILIP M              .00       .00       .00       .000        .150          .250      $935,000.00    N
  600085894     KIANG, EUGENE               .00       .00       .00       .000        .250          .300      $660,000.00    N
  600085934     MILLER, JAMES A             .00       .00       .00       .000        .250          .300      $675,000.00    N
  600086049     CHEN, WEILING LINDA         .00       .00       .00       .000        .250          .300      $630,000.00    N
  600103127     ONODA          JOHN         .00       .00       .00       .000        .250          .300      $960,000.00    N
  600103381     GIACOMIN       ANTHONY      .00       .00       .00       .000        .250          .300      $770,000.00    N
  600105300     McCracken      John                                                                         $1,250,000.00    N
  600105358     GREENSLADE,JAMES E                                                                          $1,250,000.00    N
  600107426     PFEIFFER  JR ALFRED         .00       .00       .00       .000        .250          .300      $880,000.00    N
  600115640     BABITSKAYA, ALINA           .00       .00       .00       .000        .250          .300      $475,000.00    N


 (vlegal.ace v1.4)                                                 Page    9
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600115653     GANDHI, INDRA              24346 JOHNETTA             WOODLAND HILLS     CA     91367      $389,168.87
  600115679     AUSTIN, JOHN               4345 CHAUCER CO            LIVERMORE          CA     94550      $360,247.20
  600115681     RUTSHAW, ARTHUR            2645 SEVADA LAN            ARROYO GRANDE      CA     93420      $344,300.89
  600115685     SNICKLES, PATRICK          4602 ALCORN DRI            LA CANADA-FLINT    CA     91011      $379,210.31
  600115698     NGUYEN, THOMAS             16695 WEST BAYA            GOLDEN             CO     80401      $366,645.54
  600115778     HICKS, PATRICK             7000 SHEPARD ME            CAPINTERIA         CA     93013      $864,402.01
  600115779     ROTTERMANN, ISRAEL         18 KINGSPORT DR            NEWPORT COAST A    CA     92657      $997,422.90
  600115780     FRENCH, MICHAEL            3265 PADARO LAN            CARPINTERIA        CA     93013      $997,289.11
  600115781     SETO, BRADLEY              423 ARBRAMAR AV            PACIFIC PALISAD    CA     90272      $721,987.30
  600115782     MELE, ARTHUR               74305 QUAIL LAK            INDIAN WELLS       CA     92210    $1,347,194.48
  600115783     CAFIERO, JOSEPH            10 PACKSADDLE R            ROLLING HILLS      CA     90274      $943,970.75
  600117437     DURYEA, D. CHRIST          28850 RABBIT RU            STEAMBOAT SPRIN    CO     80477      $349,235.20
  600117470     LAVELLE, JOHN              37189 THOROUGHB            WADSWORTH          IL     60083      $349,254.14
  600117477     DAVIS, JR, JOHN            1802 FONTAINE C            AUSTIN             TX     78734      $385,197.83


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600115653     GANDHI, INDRA                7.750      .250    7.500     .0500     7.450     12/01/2027
  600115679     AUSTIN, JOHN                 8.125      .250    7.875     .0500     7.825     12/01/2027
  600115681     RUTSHAW, ARTHUR              8.000      .250    7.750     .0500     7.700     12/01/2027
  600115685     SNICKLES, PATRICK            7.875      .250    7.625     .0500     7.575     12/01/2027
  600115698     NGUYEN, THOMAS               7.500      .250    7.250     .0500     7.200     12/01/2027
  600115778     HICKS, PATRICK               7.500      .250    7.250     .0500     7.200     11/01/2027
  600115779     ROTTERMANN, ISRAEL           8.250      .250    8.000     .0500     7.950     11/01/2027
  600115780     FRENCH, MICHAEL              8.000      .250    7.750     .0500     7.700     11/01/2027
  600115781     SETO, BRADLEY                7.875      .250    7.625     .0500     7.575     11/01/2027
  600115782     MELE, ARTHUR                 7.875      .250    7.625     .0500     7.575     12/01/2027
  600115783     CAFIERO, JOSEPH              8.375      .250    8.125     .0500     8.075     12/01/2027
  600117437     DURYEA, D. CHRIST            7.625      .250    7.375     .0500     7.325     12/01/2027
  600117470     LAVELLE, JOHN                7.750      .250    7.500     .0500     7.450     12/01/2027
  600117477     DAVIS, JR, JOHN              7.875      .250    7.625     .0500     7.575     12/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600115653     GANDHI, INDRA              1259183                    $2,794.01                  03/01/1998             360
  600115679     AUSTIN, JOHN               1269687                    $2,680.41                  03/01/1998             360
  600115681     RUTSHAW, ARTHUR            1270214                    $2,531.49                  03/01/1998             360
  600115685     SNICKLES, PATRICK          1270842                    $2,755.26                  03/01/1998             360
  600115698     NGUYEN, THOMAS             1272939                    $2,569.61                  03/01/1998             360
  600115778     HICKS, PATRICK             1233451                    $6,062.19                  03/01/1998             360
  600115779     ROTTERMANN, ISRAEL         1235381                    $7,512.67                  03/01/1998             360
  600115780     FRENCH, MICHAEL            1245448                    $7,337.65                  03/01/1998             360
  600115781     SETO, BRADLEY              1254770                    $5,249.50                  03/01/1998             360
  600115782     MELE, ARTHUR               1258433                    $9,788.44                  03/01/1998             360
  600115783     CAFIERO, JOSEPH            1268267                    $7,224.49                  03/01/1998             360
  600117437     DURYEA, D. CHRIST          1278589                    $2,477.28                  03/01/1998             360
  600117470     LAVELLE, JOHN              1281385                    $2,507.44                  03/01/1998             360
  600117477     DAVIS, JR, JOHN            1272616                    $2,798.77                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600115653     GANDHI, INDRA               .00       .00       .00       .000        .250          .300      $520,000.00    N
  600115679     AUSTIN, JOHN                .00       .00       .00       .000        .250          .300      $460,000.00    N
  600115681     RUTSHAW, ARTHUR             .00       .00       .00       .000        .250          .300      $460,000.00    N
  600115685     SNICKLES, PATRICK           .00       .00       .00       .000        .250          .300      $475,000.00    N
  600115698     NGUYEN, THOMAS              .00       .00       .00       .000        .250          .300      $490,000.00    N
  600115778     HICKS, PATRICK              .00       .00       .00       .000        .250          .300    $1,250,000.00    N
  600115779     ROTTERMANN, ISRAEL          .00       .00       .00       .000        .250          .300    $1,670,000.00    N
  600115780     FRENCH, MICHAEL             .00       .00       .00       .000        .250          .300    $2,000,000.00    N
  600115781     SETO, BRADLEY               .00       .00       .00       .000        .250          .300    $1,036,000.00    N
  600115782     MELE, ARTHUR                .00       .00       .00       .000        .250          .300    $3,080,000.00    N
  600115783     CAFIERO, JOSEPH             .00       .00       .00       .000        .250          .300    $1,475,000.00    N
  600117437     DURYEA, D. CHRIST           .00       .00       .00       .000        .250          .300      $520,000.00    N
  600117470     LAVELLE, JOHN               .00       .00       .00       .000        .250          .300      $500,000.00    N
  600117477     DAVIS, JR, JOHN             .00       .00       .00       .000        .250          .300      $520,000.00    N


 (vlegal.ace v1.4)                                                 Page   10
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600117481     HAMMAR, PAUL               7166 EAST BERNE            PARADISE VALLEY    AZ     85253      $502,505.22
  600118185     SELL,CHARLES,JOAN          5240 FARTHING DRIVE        COLORADO SPRING    CO     80906      $349,209.58
  600118328     SOWRAY,GWENDOLINE          5115 HOUSTON DRIVE NORTHW  OLYMPIA            WA     98502      $349,164.51
  600118448     STEHURA,DANIEL, THERESA    2800 GLENOAKS CANYON DRIV  GLENDALE           CA     91206      $390,136.96
  600118450     DEMARTINI,RICHARD, VERONI  154 WILD HORSE VALLEY DRI  NOVATO             CA     94947      $381,463.09
  600118491     VISBAL,JOHN,PATRICIA       1051 UPPER HAPPY VALLEY R  LAFAYETTE          CA     94549      $398,887.99
  600118527     MCLEAN,RICHARD             102 TOWER ROCK COURT       FOLSOM             CA     95630      $339,293.41
  600118613     MILLER,MICHAELA            20383 SOUTHWEST TREMONT W  BEAVERTON          OR     97007      $359,341.09
  600118666     LEE,DAVID D.,LINDA         16475 SOUTHWEST TURTLEDOV  BEAVERTON          OR     97007      $339,377.67
  600118733     PARKER,JAMES,SUSAN         25 WINDWARD DRIVE          CORTE MADERA       CA     94925      $379,249.22
  600118772     SHIRAI,MAYUMI              24 LYON                    NEWPORT COAST A    CA     92657      $471,612.79
  600118826     AGUIRRE,ANTHONY,DIANE      1246 PINE EDGE DRIVE       LA HABRA HEIGHT    CA     90631      $356,578.69
  600118836     SECREST,BROOKS             2056 TORREY PINES ROAD     LA JOLLA AREA      CA     92037      $373,931.00
  600119100     BRANDSTETTER,HYMIE,EILEN   977 CRANE AVENUE           FOSTER CITY        CA     94404      $374,520.11


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600117481     HAMMAR, PAUL                 8.125      .250    7.875     .0500     7.825     12/01/2027
  600118185     SELL,CHARLES,JOAN            7.875      .250    7.625     .0400     7.585     12/01/2027
  600118328     SOWRAY,GWENDOLINE            8.625      .250    8.375     .0400     8.335     11/01/2027
  600118448     STEHURA,DANIEL, THERESA      8.875      .250    8.625     .0400     8.585     10/01/2027
  600118450     DEMARTINI,RICHARD, VERONI    8.000      .250    7.750     .0400     7.710     11/01/2027
  600118491     VISBAL,JOHN,PATRICIA         7.875      .250    7.625     .0400     7.585     11/01/2027
  600118527     MCLEAN,RICHARD               7.875      .250    7.625     .0400     7.585     12/01/2027
  600118613     MILLER,MICHAELA              8.500      .250    8.250     .0400     8.210     12/01/2027
  600118666     LEE,DAVID D.,LINDA           8.500      .250    8.250     .0400     8.210     12/01/2027
  600118733     PARKER,JAMES,SUSAN           8.125      .250    7.875     .0400     7.835     12/01/2027
  600118772     SHIRAI,MAYUMI                8.375      .250    8.125     .0400     8.085     12/01/2027
  600118826     AGUIRRE,ANTHONY,DIANE        8.250      .250    8.000     .0400     7.960     11/01/2027
  600118836     SECREST,BROOKS               7.750      .250    7.500     .0400     7.460     11/01/2027
  600119100     BRANDSTETTER,HYMIE,EILEN     8.250      .250    8.000     .0400     7.960     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600117481     HAMMAR, PAUL               1277383                    $3,738.47                  03/01/1998             360
  600118185     SELL,CHARLES,JOAN          496173                     $2,537.74                  03/01/1998             360
  600118328     SOWRAY,GWENDOLINE          535396                     $2,722.26                  03/01/1998             360
  600118448     STEHURA,DANIEL, THERESA    538459                     $3,112.96                  03/01/1998             360
  600118450     DEMARTINI,RICHARD, VERONI  538469                     $2,806.65                  03/01/1998             360
  600118491     VISBAL,JOHN,PATRICIA       540002                     $2,900.28                  03/01/1998             360
  600118527     MCLEAN,RICHARD             540861                     $2,465.24                  03/01/1998             360
  600118613     MILLER,MICHAELA            544123                     $2,768.09                  03/01/1998             360
  600118666     LEE,DAVID D.,LINDA         544496                     $2,614.31                  03/01/1998             360
  600118733     PARKER,JAMES,SUSAN         546701                     $2,821.49                  03/01/1998             360
  600118772     SHIRAI,MAYUMI              548065                     $3,591.34                  03/01/1998             360
  600118826     AGUIRRE,ANTHONY,DIANE      548674                     $2,685.78                  03/01/1998             360
  600118836     SECREST,BROOKS             548788                     $2,686.55                  03/01/1998             360
  600119100     BRANDSTETTER,HYMIE,EILEN   552350                     $2,817.25                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600117481     HAMMAR, PAUL                .00       .00       .00       .000        .250          .300      $680,000.00    N
  600118185     SELL,CHARLES,JOAN           .00       .00       .00       .000        .250          .290      $448,000.00    N
  600118328     SOWRAY,GWENDOLINE           .00       .00       .00       .000        .250          .290      $515,000.00    N
  600118448     STEHURA,DANIEL, THERESA     .00       .00       .00       .000        .250          .290      $521,700.00    N
  600118450     DEMARTINI,RICHARD, VERONI   .00       .00       .00       .000        .250          .290      $510,000.00    N
  600118491     VISBAL,JOHN,PATRICIA        .00       .00       .00       .000        .250          .290      $535,000.00    N
  600118527     MCLEAN,RICHARD              .00       .00       .00       .000        .250          .290      $425,000.00    N
  600118613     MILLER,MICHAELA             .00       .00       .00       .000        .250          .290      $450,000.00    N
  600118666     LEE,DAVID D.,LINDA          .00       .00       .00       .000        .250          .290      $425,000.00    N
  600118733     PARKER,JAMES,SUSAN          .00       .00       .00       .000        .250          .290      $475,000.00    N
  600118772     SHIRAI,MAYUMI               .00       .00       .00       .000        .250          .290      $630,000.00    N
  600118826     AGUIRRE,ANTHONY,DIANE       .00       .00       .00       .000        .250          .290      $550,000.00    N
  600118836     SECREST,BROOKS              .00       .00       .00       .000        .250          .290      $500,000.00    N
  600119100     BRANDSTETTER,HYMIE,EILEN    .00       .00       .00       .000        .250          .290      $535,000.00    N


 (vlegal.ace v1.4)                                                 Page   11
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600119154     ROBLIN-HALL,MONIQUE        40 PARK WAY                SAN ANSELMO        CA     94960      $363,058.36
  600119179     TAMASES/JARMOLO,PETER/DIA  6008 RIDGEMONT DRIVE       OAKLAND            CA     94619      $358,490.31
  600119189     PETSUCH,GARY,NANCY         38880 HONEY RUN LANE       GUALALA            CA     95445      $355,578.13
  600119192     BURTON,JORY                9329 WARBLER WAY           LOS ANGELES        CA     90069      $359,270.51
  600119204     BRIGHT/MATSON,LAREN/JIM    8381 AND 8383 4TH STREET   LOS ANGELES        CA     90048      $349,101.80
  600119259     RODRIGUEZ,ROBIN            1322 SOUTH SOUTHWIND CIRC  THOUSAND OAKS      CA     91361      $449,176.36
  600119285     ADAMS,GERALD,ENID          10511 WULFF DRIVE          VILLA PARK         CA     92861      $385,742.34
  600119290     GHALCHI,SHAHRAM,FARIBA     20251 CHAPTER DRIVE        LOS ANGELES        CA     91364      $367,516.93
  600119365     WARDAK,ABDUL               5308 NW 110 AVENUE         CORAL SPRINGS      FL     33076      $342,159.98
  600119386     WILLIAMS,THEDORE G.        31452 HOLLY DRIVE          LAGUNA BEACH       CA     92677      $387,503.48
  600119403     FISCHER,JOHN,MARGARET      1662 LITTLE GOPHER CANYON  VISTA              CA     92084      $381,744.28
  600125392     FOX,CHARLES,SANDRA         335 EAST 830 SOUTH         FARMINTON          UT     84025      $349,574.43
  600125407     DEVIVO,FRANKIE             1002 WEST HANO CIRCLE      IVINS              UT     84738      $359,550.92
  600125532     GHOLIZADEH/TABA,BAHRAM/FA  1104 GRIMLEY LANE          SAN JOSE           CA     95120      $396,317.53


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600119154     ROBLIN-HALL,MONIQUE          8.375      .250    8.125     .0400     8.085     11/01/2027
  600119179     TAMASES/JARMOLO,PETER/DIA    8.125      .250    7.875     .0400     7.835     12/01/2027
  600119189     PETSUCH,GARY,NANCY           8.625      .250    8.375     .0400     8.335     01/01/2028
  600119192     BURTON,JORY                  8.000      .250    7.750     .0400     7.710     12/01/2027
  600119204     BRIGHT/MATSON,LAREN/JIM      8.250      .250    8.000     .0400     7.960     12/01/2027
  600119259     RODRIGUEZ,ROBIN              8.500      .250    8.250     .0400     8.210     12/01/2027
  600119285     ADAMS,GERALD,ENID            8.625      .250    8.375     .0400     8.335     01/01/2028
  600119290     GHALCHI,SHAHRAM,FARIBA       8.125      .250    7.875     .0400     7.835     01/01/2028
  600119365     WARDAK,ABDUL                 8.500      .250    8.250     .0400     8.210     11/01/2027
  600119386     WILLIAMS,THEDORE G.          8.250      .250    8.000     .0400     7.960     01/01/2028
  600119403     FISCHER,JOHN,MARGARET        8.125      .250    7.875     .0400     7.835     12/01/2027
  600125392     FOX,CHARLES,SANDRA           8.500      .250    8.250     .0400     8.210     01/01/2028
  600125407     DEVIVO,FRANKIE               8.375      .250    8.125     .0400     8.085     01/01/2028
  600125532     GHOLIZADEH/TABA,BAHRAM/FA    8.500      .250    8.250     .0400     8.210     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600119154     ROBLIN-HALL,MONIQUE        555216                     $2,766.66                  03/01/1998             360
  600119179     TAMASES/JARMOLO,PETER/DIA  555549                     $2,667.05                  03/01/1998             360
  600119189     PETSUCH,GARY,NANCY         555787                     $2,768.93                  03/01/1998             360
  600119192     BURTON,JORY                555939                     $2,641.55                  03/01/1998             360
  600119204     BRIGHT/MATSON,LAREN/JIM    556013                     $2,629.43                  03/01/1998             360
  600119259     RODRIGUEZ,ROBIN            556454                     $3,460.11                  03/01/1998             360
  600119285     ADAMS,GERALD,ENID          556778                     $3,003.82                  03/01/1998             360
  600119290     GHALCHI,SHAHRAM,FARIBA     556844                     $2,732.39                  03/01/1998             360
  600119365     WARDAK,ABDUL               557773                     $2,637.37                  03/01/1998             360
  600119386     WILLIAMS,THEDORE G.        557988                     $2,914.91                  03/01/1998             360
  600119403     FISCHER,JOHN,MARGARET      558185                     $2,840.05                  03/01/1998             360
  600125392     FOX,CHARLES,SANDRA         543645                     $2,691.20                  03/01/1998             360
  600125407     DEVIVO,FRANKIE             543720                     $2,736.26                  03/01/1998             360
  600125532     GHOLIZADEH/TABA,BAHRAM/FA  546106                     $3,051.05                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600119154     ROBLIN-HALL,MONIQUE         .00       .00       .00       .000        .250          .290      $455,000.00    N
  600119179     TAMASES/JARMOLO,PETER/DIA   .00       .00       .00       .000        .250          .290      $449,000.00    N
  600119189     PETSUCH,GARY,NANCY          .00       .00       .00       .000        .250          .290      $445,000.00    N
  600119192     BURTON,JORY                 .00       .00       .00       .000        .250          .290      $450,000.00    N
  600119204     BRIGHT/MATSON,LAREN/JIM     .00       .00       .00       .000        .250          .290      $475,000.00    N
  600119259     RODRIGUEZ,ROBIN             .00       .00       .00       .000        .250          .290      $600,000.00    N
  600119285     ADAMS,GERALD,ENID           .00       .00       .00       .000        .250          .290      $515,000.00    N
  600119290     GHALCHI,SHAHRAM,FARIBA      .00       .00       .00       .000        .250          .290      $460,000.00    N
  600119365     WARDAK,ABDUL                .00       .00       .00       .000        .250          .290      $460,000.00    N
  600119386     WILLIAMS,THEDORE G.         .00       .00       .00       .000        .250          .290      $625,000.00    N
  600119403     FISCHER,JOHN,MARGARET       .00       .00       .00       .000        .250          .290      $510,000.00    N
  600125392     FOX,CHARLES,SANDRA          .00       .00       .00       .000        .250          .290      $440,000.00    N
  600125407     DEVIVO,FRANKIE              .00       .00       .00       .000        .250          .290      $500,000.00    N
  600125532     GHOLIZADEH/TABA,BAHRAM/FA   .00       .00       .00       .000        .250          .290      $496,000.00    N


 (vlegal.ace v1.4)                                                 Page   12
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600125546     SARTO,LOU                  312-312A LOMBARD STREET    SAN FRANCISCO      CA     94133      $622,703.24
  600125600     YATES,JOHN,CAROL           8461 CLIFFRIDGE LANE       SAN DIEGO          CA     92037      $359,502.87
  600125814     SCHOLLE,DAVID,BARBARA      65 E. LOS ANGELES AVENUE   AREA OF SOMIS      CA     93066      $359,502.87
  600126081     JONES,LEE, CONNIE          15861 TURNBRIDGE COURT     FORT MYERS         FL     33908      $542,356.52
  600126112     SHOLAKH,MARWAN,KARIMAN     24962 CATHERINE WAY        DANA POINT         CA     92629      $383,201.98
  600126152     FALKOSKY,JEROME,JOAN       16165 MARTINCOIT ROAD      POWAY              CA     92064      $393,208.89
  600126290     SENDEROWICZ,KHOI,DANIEL    1276 LARCH AVENUE          MORAGA             CA     94556      $396,267.60
  600126331     MILLER/BELMONTE,EDDIE/ANA  13489 CHELTENHAM DRIVE     LOS ANGELES        CA     91423      $367,552.56
  600126369     MELFI,JOHN                 743 NORTH ORLANDO AVENUE   LOS ANGELES        CA     90069      $383,493.35
  600126872     SHUCK, LUTHER              1795 BRONZEWOOD            THOUSAND OAKS      CA     91320      $368,971.39
  600126873     BUCARO, DIANE              251 LAGUNA STRE            SAN FRANCISCO      CA     94102      $469,350.97
  600126874     LAMPKIN, SYBIL MARILYN     21507 PACIFIC C            MALIBU             CA     90265      $339,564.89
  600126887     HART, CLARA                8225 SOUTHPORT             DULUTH             GA     30136      $624,881.56
  600126897     SHWE, ROBERT               747 INVERNESS W            SUNNYVALE          CA     94087      $389,474.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600125546     SARTO,LOU                    7.875      .250    7.625     .0400     7.585     12/01/2027
  600125600     YATES,JOHN,CAROL             7.875      .250    7.625     .0400     7.585     01/01/2028
  600125814     SCHOLLE,DAVID,BARBARA        7.875      .250    7.625     .0400     7.585     01/01/2028
  600126081     JONES,LEE, CONNIE            8.625      .250    8.375     .0400     8.335     01/01/2028
  600126112     SHOLAKH,MARWAN,KARIMAN       7.875      .250    7.625     .0400     7.585     12/01/2027
  600126152     FALKOSKY,JEROME,JOAN         8.375      .250    8.125     .0400     8.085     01/01/2028
  600126290     SENDEROWICZ,KHOI,DANIEL      8.500      .250    8.250     .0400     8.210     01/01/2028
  600126331     MILLER/BELMONTE,EDDIE/ANA    8.500      .250    8.250     .0400     8.210     01/01/2028
  600126369     MELFI,JOHN                   8.250      .250    8.000     .0400     7.960     01/01/2028
  600126872     SHUCK, LUTHER                7.875      .250    7.625     .0500     7.575     11/01/2027
  600126873     BUCARO, DIANE                7.875      .250    7.625     .0500     7.575     01/01/2028
  600126874     LAMPKIN, SYBIL MARILYN       8.250      .250    8.000     .0500     7.950     01/01/2028
  600126887     HART, CLARA                  7.625      .250    7.375     .0500     7.325     12/01/2027
  600126897     SHWE, ROBERT                 8.000      .250    7.750     .0500     7.700     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600125546     SARTO,LOU                  546797                     $4,524.43                  03/01/1998             360
  600125600     YATES,JOHN,CAROL           549192                     $2,610.25                  03/01/1998             360
  600125814     SCHOLLE,DAVID,BARBARA      552688                     $2,610.25                  03/01/1998             360
  600126081     JONES,LEE, CONNIE          557442                     $4,223.40                  03/01/1998             360
  600126112     SHOLAKH,MARWAN,KARIMAN     557827                     $2,784.27                  03/01/1998             360
  600126152     FALKOSKY,JEROME,JOAN       558100                     $2,992.40                  03/01/1998             360
  600126290     SENDEROWICZ,KHOI,DANIEL    559544                     $3,050.66                  03/01/1998             360
  600126331     MILLER/BELMONTE,EDDIE/ANA  560085                     $2,829.60                  03/01/1998             360
  600126369     MELFI,JOHN                 560536                     $2,884.86                  03/01/1998             360
  600126872     SHUCK, LUTHER              1258466                    $2,682.76                  03/01/1998             360
  600126873     BUCARO, DIANE              1265602                    $3,407.83                  03/01/1998             360
  600126874     LAMPKIN, SYBIL MARILYN     1265875                    $2,554.31                  03/01/1998             360
  600126887     HART, CLARA                1274901                    $4,432.56                  03/01/1998             360
  600126897     SHWE, ROBERT               1277953                    $2,861.68                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600125546     SARTO,LOU                   .00       .00       .00       .000        .250          .290      $780,000.00    N
  600125600     YATES,JOHN,CAROL            .00       .00       .00       .000        .250          .290      $465,000.00    N
  600125814     SCHOLLE,DAVID,BARBARA       .00       .00       .00       .000        .250          .290      $450,000.00    N
  600126081     JONES,LEE, CONNIE           .00       .00       .00       .000        .250          .290      $750,000.00    N
  600126112     SHOLAKH,MARWAN,KARIMAN      .00       .00       .00       .000        .250          .290      $480,000.00    N
  600126152     FALKOSKY,JEROME,JOAN        .00       .00       .00       .000        .250          .290      $525,000.00    N
  600126290     SENDEROWICZ,KHOI,DANIEL     .00       .00       .00       .000        .250          .290      $529,000.00    N
  600126331     MILLER/BELMONTE,EDDIE/ANA   .00       .00       .00       .000        .250          .290      $460,000.00    N
  600126369     MELFI,JOHN                  .00       .00       .00       .000        .250          .290      $480,000.00    N
  600126872     SHUCK, LUTHER               .00       .00       .00       .000        .250          .300      $463,000.00    N
  600126873     BUCARO, DIANE               .00       .00       .00       .000        .250          .300      $675,000.00    N
  600126874     LAMPKIN, SYBIL MARILYN      .00       .00       .00       .000        .250          .300      $450,000.00    N
  600126887     HART, CLARA                 .00       .00       .00       .000        .250          .300      $835,000.00    N
  600126897     SHWE, ROBERT                .00       .00       .00       .000        .250          .300      $645,000.00    N


 (vlegal.ace v1.4)                                                 Page   13
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600126906     SABA, LINDA                31573 SEA LEVEL            MALIBU             CA     90265      $631,127.27
  600126921     LUBIN, ROBERT              640 CROFTON AVE            HIGHLAND PARK      IL     60035      $390,432.22
  600126926     UFERT, TIMOTHY             5113 PASEO DE P            TORRANCE           CA     90505      $459,297.79
  600126932     CUSUMANO, JOSEPH           28112 LAS BRISA            SAN JUAN CAPIST    CA     92675      $399,419.16
  600126938     HALL, ROBIN                2874 BERNARD CO            LAGUNA BEACH       CA     92651      $367,465.61
  600129415     SHERMAN,KATHRYN            5611 DUNMOYLE ST           PITTSBURGH         PA     15217      $299,747.96
  600129486     MORKOC,HADIS               2403 LAKE LOREINE LN       RICHMOND           VA     23233      $455,616.90
  600129516     SHARP GRACIA,LEEANNE       2208 WYOMING AVE NORTH WE  WASHINGTON         DC     20009      $473,282.22
  600129519     BLACK,CHRISTOPHER          4204 NORBECK RD            ROCKVILLE          MD     20853      $365,714.48
  600129549     JARRETT,JAMES              4875 DEER RIDGE DR SOUTH   CARMEL             IN     46032      $474,229.77
  600129824     CORNISH                     121 WIND RIDGE COVE       GEORGETOWN         TX     78628      $231,371.89
  600129825     GARCIA                      31120 POST OAK TRAIL      FAIR OAKS RANCH    TX     78015      $227,327.62
  600129828     COZZENS                     7816 S DUNNS FARM ROAD    MAPLE CITY         MI     49664      $289,795.32
  600129838     MILLER                      9229 POTOMAC SCHOOL DRIV  POTOMAC            MD     20854      $347,885.05


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600126906     SABA, LINDA                  7.875      .250    7.625     .0500     7.575     01/01/2028
  600126921     LUBIN, ROBERT                7.625      .250    7.375     .0500     7.325     01/01/2028
  600126926     UFERT, TIMOTHY               7.375      .250    7.125     .0500     7.075     01/01/2028
  600126932     CUSUMANO, JOSEPH             7.625      .250    7.375     .0500     7.325     01/01/2028
  600126938     HALL, ROBIN                  7.625      .250    7.375     .0500     7.325     01/01/2028
  600129415     SHERMAN,KATHRYN              6.875      .250    6.625     .0500     6.575     02/01/2028
  600129486     MORKOC,HADIS                 6.875      .250    6.625     .0500     6.575     02/01/2028
  600129516     SHARP GRACIA,LEEANNE         8.000      .250    7.750     .0500     7.700     02/01/2028
  600129519     BLACK,CHRISTOPHER            7.250      .250    7.000     .0500     6.950     02/01/2028
  600129549     JARRETT,JAMES                7.250      .250    7.000     .0500     6.950     02/01/2028
  600129824     CORNISH                      7.750      .250    7.500     .0500     7.450     01/01/2028
  600129825     GARCIA                       7.750      .250    7.500     .0500     7.450     01/01/2028
  600129828     COZZENS                      7.750      .250    7.500     .0500     7.450     02/01/2028
  600129838     MILLER                       7.125      .250    6.875     .0500     6.825     08/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600126906     SABA, LINDA                1282631                    $4,582.44                  03/01/1998             360
  600126921     LUBIN, ROBERT              1290188                    $2,767.47                  03/01/1998             360
  600126926     UFERT, TIMOTHY             1292077                    $3,177.11                  03/01/1998             360
  600126932     CUSUMANO, JOSEPH           1296292                    $2,831.17                  03/01/1998             360
  600126938     HALL, ROBIN                1302124                    $2,604.68                  03/01/1998             360
  600129415     SHERMAN,KATHRYN            954362                     $1,970.79                  03/01/1998             360
  600129486     MORKOC,HADIS               959854                     $2,995.60                  03/01/1998             360
  600129516     SHARP GRACIA,LEEANNE       8575464                    $3,475.11                  03/01/1998             360
  600129519     BLACK,CHRISTOPHER          8575512                    $2,496.77                  03/01/1998             360
  600129549     JARRETT,JAMES              8725902                    $3,237.61                  03/01/1998             360
  600129824     CORNISH                    0903733                    $1,659.93                  03/01/1998             360
  600129825     GARCIA                     0903811                    $1,630.91        12        03/01/1998             360
  600129828     COZZENS                    0909301                    $2,077.60                  03/01/1998             360
  600129838     MILLER                     0937602                    $2,358.01                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600126906     SABA, LINDA                 .00       .00       .00       .000        .250          .300      $875,000.00    N
  600126921     LUBIN, ROBERT               .00       .00       .00       .000        .250          .300      $610,000.00    N
  600126926     UFERT, TIMOTHY              .00       .00       .00       .000        .250          .300      $575,000.00    N
  600126932     CUSUMANO, JOSEPH            .00       .00       .00       .000        .250          .300      $514,990.00    N
  600126938     HALL, ROBIN                 .00       .00       .00       .000        .250          .300      $460,000.00    N
  600129415     SHERMAN,KATHRYN             .00       .00       .00       .000        .250          .300      $550,000.00    N
  600129486     MORKOC,HADIS                .00       .00       .00       .000        .250          .300      $605,000.00    N
  600129516     SHARP GRACIA,LEEANNE        .00       .00       .00       .000        .250          .300      $617,000.00    N
  600129519     BLACK,CHRISTOPHER           .00       .00       .00       .000        .250          .300      $470,000.00    N
  600129549     JARRETT,JAMES               .00       .00       .00       .000        .250          .300      $650,000.00    N
  600129824     CORNISH                     .00       .00       .00       .000        .250          .300      $290,000.00    N
  600129825     GARCIA                      .00       .00       .00       .000        .250          .300      $297,000.00    N
  600129828     COZZENS                     .00       .00       .00       .000        .250          .300      $600,000.00    N
  600129838     MILLER                      .00       .00       .00       .000        .250          .300      $975,000.00    N


 (vlegal.ace v1.4)                                                 Page   14
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129859     SANDERS                     3118 FAIR OAKS AVENUE     TAMPA              FL     33611      $289,412.34
  600129862     HAVEL                       50 SPRING LAKE DRIVE      OXFORD             MI     48371      $371,728.56
  600129863     MERCER                      3767 SIMMERMAN CT         CARMEL             IN     46033      $234,523.80
  600129865     SOTIRCHO                    2801 MEADOWVIEW COURT     GLENVIEW           IL     60025      $259,640.97
  600129866     GILLIS                      1043 KEYSTONE AVENUE      RIVER FOREST       IL     60305      $339,530.48
  600129867     VREDEVEL                    2233 KNOLLPOINT NE        ADA                MI     49301      $331,405.84
  600129869     KIIHNL                      3020 SCHAEFFER DRIVE      EADS               TN     38028      $250,379.17
  600129870     BOLLINGE                    14190 MOFFETT DRIVE       FENTON             MI     48430      $359,490.20
  600129871     ROCKHOLD                    647 MELROSE AVE           CHICAGO            IL     60657      $473,894.83
  600129873     KING                        4016 MEANDERING           CRYSTAL LAKE       IL     60014      $259,472.35
  600129878     HARMSEN                     2029 IDLEWILD             RICHLAND           MI     49083      $361,899.56
  600129879     LEWIS                       11323 SKOGEN LANE         GRAND HAVEN        MI     49417      $315,563.63
  600129880     SIEGAL                      1971 SHERIDAN RD          BUFFALO GROVE      IL     60089      $237,912.61
  600129887     ROSS                        1903 DENTON WALK CT       MARIETTA           GA     30062      $247,713.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129859     SANDERS                      8.000      .250    7.750     .0500     7.700     12/01/2027
  600129862     HAVEL                        8.250      .250    8.000     .0500     7.950     12/01/2027
  600129863     MERCER                       8.000      .250    7.750     .0500     7.700     12/01/2027
  600129865     SOTIRCHO                     7.875      .250    7.625     .0500     7.575     01/01/2028
  600129866     GILLIS                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600129867     VREDEVEL                     8.000      .250    7.750     .0500     7.700     01/01/2028
  600129869     KIIHNL                       7.000      .250    6.750     .0500     6.700     12/01/2027
  600129870     BOLLINGE                     7.750      .250    7.500     .0500     7.450     01/01/2028
  600129871     ROCKHOLD                     8.750      .250    8.500     .0500     8.450     11/01/2027
  600129873     KING                         8.000      .250    7.750     .0500     7.700     12/01/2027
  600129878     HARMSEN                      7.875      .250    7.625     .0500     7.575     01/01/2028
  600129879     LEWIS                        7.875      .250    7.625     .0500     7.575     01/01/2028
  600129880     SIEGAL                       7.750      .250    7.500     .0500     7.450     01/01/2028
  600129887     ROSS                         7.375      .250    7.125     .0500     7.075     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129859     SANDERS                    0953632                    $2,127.92                  03/01/1998             360
  600129862     HAVEL                      0954447                    $2,800.35                  03/01/1998             360
  600129863     MERCER                     0954464                    $1,724.35                  03/01/1998             360
  600129865     SOTIRCHO                   0954559                    $1,885.18                  03/01/1998             360
  600129866     GILLIS                     0954628                    $2,465.24                  03/01/1998             360
  600129867     VREDEVEL                   0954917                    $2,436.10                  03/01/1998             360
  600129869     KIIHNL                     0955370                    $1,669.91                  03/01/1998             360
  600129870     BOLLINGE                   0955922                    $2,579.08                  03/01/1998             360
  600129871     ROCKHOLD                   0956110                    $3,736.83                  03/01/1998             360
  600129873     KING                       0956308                    $1,907.79                  03/01/1998             360
  600129878     HARMSEN                    0956797                    $2,627.65                  03/01/1998             360
  600129879     LEWIS                      0956834                    $2,291.22                  03/01/1998             360
  600129880     SIEGAL                     0956862                    $1,706.85                  03/01/1998             360
  600129887     ROSS                       0957630                    $1,726.69                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129859     SANDERS                     .00       .00       .00       .000        .250          .300      $395,000.00    N
  600129862     HAVEL                       .00       .00       .00       .000        .250          .300      $466,000.00    N
  600129863     MERCER                      .00       .00       .00       .000        .250          .300      $335,000.00    N
  600129865     SOTIRCHO                    .00       .00       .00       .000        .250          .300      $460,000.00    N
  600129866     GILLIS                      .00       .00       .00       .000        .250          .300      $426,500.00    N
  600129867     VREDEVEL                    .00       .00       .00       .000        .250          .300      $450,000.00    N
  600129869     KIIHNL                      .00       .00       .00       .000        .250          .300      $320,000.00    N
  600129870     BOLLINGE                    .00       .00       .00       .000        .250          .300      $450,000.00    N
  600129871     ROCKHOLD                    .00       .00       .00       .000        .250          .300      $650,000.00    N
  600129873     KING                        .00       .00       .00       .000        .250          .300      $326,000.00    N
  600129878     HARMSEN                     .00       .00       .00       .000        .250          .300      $453,000.00    N
  600129879     LEWIS                       .00       .00       .00       .000        .250          .300      $420,000.00    N
  600129880     SIEGAL                      .00       .00       .00       .000        .250          .300      $350,000.00    N
  600129887     ROSS                        .00       .00       .00       .000        .250          .300      $391,499.00    N


 (vlegal.ace v1.4)                                                 Page   15
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129889     MARSHALL                    9225 WYATTWOOD ROAD       MECHANICSVILLE     VA     23116      $234,667.21
  600129892     BOUCK                       11820 WEMBLEY DRIVE       MOKENA             IL     60448      $269,663.18
  600129894     LEWIS                       6012 POINDEXTER LANE      ROCKVILLE          MD     20852      $260,665.99
  600129898     GRAFT                       123 WORTHINGTON HEIGHTS   COLUMBUS           OH     43235      $267,044.69
  600129899     FORD JR                     2541 HARRISON POINT DR    CHARLES CITY       VA     23030      $479,337.17
  600129904     OZBEK                       17321 KODIAK AVE          LAKEVILLE          MN     55044      $250,027.18
  600129905     VAN DUSE                    410 SPRING CRESS LANE     WEST CHICAGO       IL     60185      $234,036.31
  600129908     WILLS                       408 GATESHEAD             NAPERVILLE         IL     60565      $309,632.64
  600129909     BOUCHARD                    179 CAMPBELL ROAD         BEDFORD            NH     03110      $324,604.83
  600129914     HERRICK                     7 HIGH ST                 MARBLEHEAD         MA     01945      $259,499.00
  600129917     MEDICK                      9212 GOLDEN EAGLE DR      LAS VEGAS          NV     89134      $504,284.86
  600129922     GOGINENI                    2401 CHAMBOURD DRIVE      BUFFALO GROVE      IL     60089      $313,128.49
  600129948     RUNYON                      2489 DUNHAVEN GLEN        SNELLVILLE         GA     30278      $234,874.82
  600129954     LACASCIA                    18 ERIKA DRIVE            HOPKINTON          MA     01748      $262,427.84


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129889     MARSHALL                     7.750      .250    7.500     .0500     7.450     01/01/2028
  600129892     BOUCK                        8.375      .250    8.125     .0500     8.075     01/01/2028
  600129894     LEWIS                        8.250      .250    8.000     .0500     7.950     01/01/2028
  600129898     GRAFT                        8.375      .250    8.125     .0500     8.075     01/01/2028
  600129899     FORD JR                      7.875      .250    7.625     .0500     7.575     01/01/2028
  600129904     OZBEK                        7.500      .250    7.250     .0500     7.200     01/01/2028
  600129905     VAN DUSE                     8.875      .250    8.625     .0500     8.575     01/01/2028
  600129908     WILLS                        8.625      .250    8.375     .0500     8.325     01/01/2028
  600129909     BOUCHARD                     8.500      .250    8.250     .0500     8.200     01/01/2028
  600129914     HERRICK                      8.250      .250    8.000     .0500     7.950     12/01/2027
  600129917     MEDICK                       7.750      .250    7.500     .0500     7.450     01/01/2028
  600129922     GOGINENI                     8.625      .250    8.375     .0500     8.325     01/01/2028
  600129948     RUNYON                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600129954     LACASCIA                     7.750      .250    7.500     .0500     7.450     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129889     MARSHALL                   0957863                    $1,683.57                  03/01/1998             360
  600129892     BOUCK                      0958329                    $2,052.20                  03/01/1998             360
  600129894     LEWIS                      0958450                    $1,960.81                  03/01/1998             360
  600129898     GRAFT                      0958902                    $2,033.04                  03/01/1998             360
  600129899     FORD JR                    0958989                    $3,480.33                  03/01/1998             360
  600129904     OZBEK                      0959608                    $1,750.83                  03/01/1998             360
  600129905     VAN DUSE                   0959774                    $1,864.20                  03/01/1998             360
  600129908     WILLS                      0959961                    $2,411.15        12        03/01/1998             360
  600129909     BOUCHARD                   0960439                    $2,498.97                  03/01/1998             360
  600129914     HERRICK                    0960718                    $1,953.29                  03/01/1998             360
  600129917     MEDICK                     0961205                    $3,617.88                  03/01/1998             360
  600129922     GOGINENI                   0961996                    $2,438.37        12        03/01/1998             360
  600129948     RUNYON                     0963704                    $1,705.36                  03/01/1998             360
  600129954     LACASCIA                   0963784                    $1,882.73                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129889     MARSHALL                    .00       .00       .00       .000        .250          .300      $318,000.00    N
  600129892     BOUCK                       .00       .00       .00       .000        .250          .300      $360,000.00    N
  600129894     LEWIS                       .00       .00       .00       .000        .250          .300      $355,000.00    N
  600129898     GRAFT                       .00       .00       .00       .000        .250          .300      $360,000.00    N
  600129899     FORD JR                     .00       .00       .00       .000        .250          .300      $726,000.00    N
  600129904     OZBEK                       .00       .00       .00       .000        .250          .300      $315,000.00    N
  600129905     VAN DUSE                    .00       .00       .00       .000        .250          .300      $298,000.00    N
  600129908     WILLS                       .00       .00       .00       .000        .250          .300      $345,000.00    N
  600129909     BOUCHARD                    .00       .00       .00       .000        .250          .300      $408,000.00    N
  600129914     HERRICK                     .00       .00       .00       .000        .250          .300      $325,000.00    N
  600129917     MEDICK                      .00       .00       .00       .000        .250          .300      $815,000.00    N
  600129922     GOGINENI                    .00       .00       .00       .000        .250          .300      $360,500.00    N
  600129948     RUNYON                      .00       .00       .00       .000        .250          .300      $295,000.00    N
  600129954     LACASCIA                    .00       .00       .00       .000        .250          .300      $331,000.00    N


 (vlegal.ace v1.4)                                                 Page   16
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129955     BELLAVAN                    1 TONICKA STREET          PEABODY            MA     01960      $255,289.82
  600129956     STATON                      9210 APACHE TRAIL         BRENTWOOD          TN     37027      $275,618.87
  600129958     LORENZ                      19 BRIMMER STREET         BOSTON             MA     02108      $347,466.22
  600129961     MILLER                      10724 LADY SLIPPER TERR   ROCKVILLE          MD     20852      $379,475.26
  600129963     BURDO                       54 FOX POINT COURT        ADA                MI     49301      $251,517.82
  600129964     SHAVER                      16120 48TH AVENUE NORTH   PLYMOUTH           MN     55446      $260,681.31
  600129972     PULVINO                     565 HAWTHORN LN           WINNETKA           IL     60093      $327,084.72
  600129978     SALIBA                      229 SURREY LANE           LINCOLNSHIRE       IL     60069      $326,801.90
  600129980     SCOTT                       8306 HOLLY HAVEN LANE     FAIRFOX STATION    VA     22039      $237,871.06
  600129981     MACDONAL                    1058 PONTE VEDRA BLVD     PONTE VEDRA BEA    FL     32082      $393,192.40
  600129983     HALL                        4740 PIN TAIL             HIGHLAND           MI     48357      $337,775.70
  600129985     TUNAC                       5284 COLLINGTON DRIVE     TROY               MI     48098      $247,016.95
  600129986     SCHNEIDE                    7634 LAURELWOOD DRIVE     CANAL WINCHESTE    OH     43110      $271,812.81
  600129987     HASNAIN                     4533 BORLAND AVENUE       W BLOOMFIELD       MI     48323      $264,793.27


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129955     BELLAVAN                     7.125      .250    6.875     .0500     6.825     01/01/2028
  600129956     STATON                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600129958     LORENZ                       7.375      .250    7.125     .0500     7.075     01/01/2028
  600129961     MILLER                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600129963     BURDO                        7.625      .250    7.375     .0500     7.325     02/01/2028
  600129964     SHAVER                       7.375      .250    7.125     .0500     7.075     01/01/2028
  600129972     PULVINO                      8.375      .250    8.125     .0500     8.075     01/01/2028
  600129978     SALIBA                       8.500      .250    8.250     .0500     8.200     02/01/2028
  600129980     SCOTT                        7.875      .250    7.625     .0500     7.575     01/01/2028
  600129981     MACDONAL                     7.750      .250    7.500     .0500     7.450     01/01/2028
  600129983     HALL                         8.750      .250    8.500     .0500     8.450     01/01/2028
  600129985     TUNAC                        8.000      .250    7.750     .0500     7.700     01/01/2028
  600129986     SCHNEIDE                     7.875      .250    7.625     .0500     7.575     02/01/2028
  600129987     HASNAIN                      7.250      .250    7.000     .0500     6.950     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129955     BELLAVAN                   0963800                    $1,722.70                  03/01/1998             360
  600129956     STATON                     0963858                    $2,001.19        19        03/01/1998             360
  600129958     LORENZ                     0963979                    $2,403.55                  03/01/1998             360
  600129961     MILLER                     0964170                    $2,755.26                  03/01/1998             360
  600129963     BURDO                      0964454                    $1,781.52                  03/01/1998             360
  600129964     SHAVER                     0964511                    $1,803.35                  03/01/1998             360
  600129972     PULVINO                    0964925                    $2,493.04                  03/01/1998             360
  600129978     SALIBA                     0964977                    $2,514.35                  03/01/1998             360
  600129980     SCOTT                      0965033                    $1,727.12                  03/01/1998             360
  600129981     MACDONAL                   0965070                    $2,820.87                  03/01/1998             360
  600129983     HALL                       0965100                    $2,661.41                  03/01/1998             360
  600129985     TUNAC                      0965155                    $1,814.97        19        03/01/1998             360
  600129986     SCHNEIDE                   0965159                    $1,972.19        19        03/01/1998             360
  600129987     HASNAIN                    0965178                    $1,807.77                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129955     BELLAVAN                    .00       .00       .00       .000        .250          .300      $330,000.00    N
  600129956     STATON                      .00       .00       .00       .000        .250          .300      $345,000.00    N
  600129958     LORENZ                      .00       .00       .00       .000        .250          .300      $450,000.00    N
  600129961     MILLER                      .00       .00       .00       .000        .250          .300      $475,000.00    N
  600129963     BURDO                       .00       .00       .00       .000        .250          .300      $320,000.00    N
  600129964     SHAVER                      .00       .00       .00       .000        .250          .300      $373,000.00    N
  600129972     PULVINO                     .00       .00       .00       .000        .250          .300      $410,000.00    N
  600129978     SALIBA                      .00       .00       .00       .000        .250          .300      $610,000.00    N
  600129980     SCOTT                       .00       .00       .00       .000        .250          .300      $310,000.00    N
  600129981     MACDONAL                    .00       .00       .00       .000        .250          .300      $530,000.00    N
  600129983     HALL                        .00       .00       .00       .000        .250          .300      $500,000.00    N
  600129985     TUNAC                       .00       .00       .00       .000        .250          .300      $291,000.00    N
  600129986     SCHNEIDE                    .00       .00       .00       .000        .250          .300      $318,000.00    N
  600129987     HASNAIN                     .00       .00       .00       .000        .250          .300      $335,000.00    N


 (vlegal.ace v1.4)                                                 Page   17
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600129989     VINACKE                     29 HOLYROOD MANOR         OAKLAND            CA     94611      $424,676.61
  600129992     ROMANO J                    3889 WALNUT HOLLOW        MEDINA             OH     44256      $299,777.36
  600129995     SMITH JR                    3552 COUNTY HIGHWAY 331   COLUMBIANA         AL     35051      $449,666.03
  600129996     BARON                       47 FERN STREET            LEXINGTON          MA     02173      $297,064.37
  600129997     DIAMOND                     1969 BILTMORE STREET NW   WASHINGTON         DC     20009      $279,792.20
  600129999     MAREK                       37 W 285 RED GATE ROAD    ST CHARLES         IL     60175      $254,629.71
  600130000     SKIBITSK                    1357 BRIDGEWATER          LONG GROVE         IL     60047      $455,459.62
  600130001     PASCAL                      6237 CEDAR CREEK          HOUSTON            TX     77057      $265,560.91
  600130004     WHITTEN                     1889 WEST FARM ROAD       ORONO              MN     55356      $335,785.74
  600130005     GILLOOLY                    15380 GREEN WOODS LANE    WALDORF            MD     20601      $249,547.94
  600130007     THOMPSON                    185 POND STREET           HOPKINTON          MA     01748      $401,830.15
  600130012     STEVENSO                    120 RILEY RIDGE RD        ATLANTA            GA     30327      $649,552.68
  600130014     LABARR                      5218 E ROMA AVENUE        PHOENIX            AZ     85018      $251,281.65
  600130022     KNARR                       2665 CABALLO RANCHERO DR  DIABLO             CA     94528      $349,491.75


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600129989     VINACKE                      7.375      .250    7.125     .0500     7.075     02/01/2028
  600129992     ROMANO J                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600129995     SMITH JR                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600129996     BARON                        7.500      .250    7.250     .0500     7.200     02/01/2028
  600129997     DIAMOND                      7.500      .250    7.250     .0500     7.200     02/01/2028
  600129999     MAREK                        7.625      .250    7.375     .0500     7.325     01/01/2028
  600130000     SKIBITSK                     8.625      .250    8.375     .0500     8.325     01/01/2028
  600130001     PASCAL                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600130004     WHITTEN                      8.250      .250    8.000     .0500     7.950     02/01/2028
  600130005     GILLOOLY                     7.625      .250    7.375     .0500     7.325     01/01/2028
  600130007     THOMPSON                     7.750      .250    7.500     .0500     7.450     01/01/2028
  600130012     STEVENSO                     7.875      .250    7.625     .0500     7.575     02/01/2028
  600130014     LABARR                       7.750      .250    7.500     .0500     7.450     11/01/2027
  600130022     KNARR                        7.625      .250    7.375     .0500     7.325     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600129989     VINACKE                    0965610                    $2,935.37                  03/01/1998             360
  600129992     ROMANO J                   0965862                    $2,097.64                  03/01/1998             360
  600129995     SMITH JR                   0966167                    $3,146.47                  03/01/1998             360
  600129996     BARON                      0966434                    $2,078.66                  03/01/1998             360
  600129997     DIAMOND                    0966437                    $1,957.80                  03/01/1998             360
  600129999     MAREK                      0966594                    $1,804.87                  03/01/1998             360
  600130000     SKIBITSK                   0966696                    $3,546.72                  03/01/1998             360
  600130001     PASCAL                     0966816                    $1,928.68                  03/01/1998             360
  600130004     WHITTEN                    0966993                    $2,524.26                  03/01/1998             360
  600130005     GILLOOLY                   0967399                    $1,769.48                  03/01/1998             360
  600130007     THOMPSON                   0967816                    $2,882.84         2        03/01/1998             360
  600130012     STEVENSO                   0969653                    $4,712.95                  03/01/1998             360
  600130014     LABARR                     6212991                    $1,805.36                  03/01/1998             360
  600130022     KNARR                      6216291                    $2,477.28                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600129989     VINACKE                     .00       .00       .00       .000        .250          .300      $565,000.00    N
  600129992     ROMANO J                    .00       .00       .00       .000        .250          .300      $400,000.00    N
  600129995     SMITH JR                    .00       .00       .00       .000        .250          .300      $595,000.00    N
  600129996     BARON                       .00       .00       .00       .000        .250          .300      $630,000.00    N
  600129997     DIAMOND                     .00       .00       .00       .000        .250          .300      $415,000.00    N
  600129999     MAREK                       .00       .00       .00       .000        .250          .300      $414,000.00    N
  600130000     SKIBITSK                    .00       .00       .00       .000        .250          .300      $635,000.00    N
  600130001     PASCAL                      .00       .00       .00       .000        .250          .300      $340,000.00    N
  600130004     WHITTEN                     .00       .00       .00       .000        .250          .300      $420,000.00    N
  600130005     GILLOOLY                    .00       .00       .00       .000        .250          .300      $335,000.00    N
  600130007     THOMPSON                    .00       .00       .00       .000        .250          .300      $487,000.00    N
  600130012     STEVENSO                    .00       .00       .00       .000        .250          .300      $873,750.00    N
  600130014     LABARR                      .00       .00       .00       .000        .250          .300      $325,000.00    N
  600130022     KNARR                       .00       .00       .00       .000        .250          .300      $475,000.00    N


 (vlegal.ace v1.4)                                                 Page   18
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130030     WU                          35 WENDY COURT            NOVATO             CA     94945      $369,426.43
  600130032     RYAN                        122 ELSIE STREET          SAN FRANCISCO      CA     94110      $291,451.46
  600130034     SHAH                        1092 THE DALLES AVENUE    SUNNYVALE          CA     94087      $313,954.77
  600130036     MOBLEY                      8209 PERSHING DRIVE       LOS ANGELES        CA     90293      $291,145.74
  600130039     ANDERSON                    4256 CLUBHOUSE DRIVE      LAKEWOOD           CA     90712      $341,440.85
  600130040     MCELFRES                    58030 TOKATEE LANE        SUNRIVER           OR     97707      $398,044.11
  600130043     BAASCH                      3856 SW BRIDLEMILE LN     PORTLAND           OR     97221      $250,795.66
  600130060     PHILLIPS                    11315 NORTH 104TH PLACE   SCOTTSDALE         AZ     85259      $289,009.04
  600130070     GODIL                       5435 LOS MONTEROS         YORBA LINDA        CA     92887      $349,254.14
  600130072     ANDREWS                     24652 VIA CARISSA         LAGUNA NIGUEL      CA     92677      $240,009.62
  600130074     LIBBY                       9750 OVIEDO STREET        SAN DIEGO          CA     92129      $238,144.15
  600130080     JENSEN                      3419 E WHITE SPRING LN    ORANGE             CA     92867      $228,426.04
  600130093     PARK                        15525 MORRISON STREET     LOS ANGELES        CA     91403      $350,406.88
  600130094     DURKAN-S                    518 11TH STREET           HERMOSA BEACH      CA     90254      $361,666.07


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130030     WU                           7.750      .250    7.500     .0500     7.450     01/01/2028
  600130032     RYAN                         7.750      .250    7.500     .0500     7.450     01/01/2028
  600130034     SHAH                         7.750      .250    7.500     .0500     7.450     01/01/2028
  600130036     MOBLEY                       7.625      .250    7.375     .0500     7.325     11/01/2027
  600130039     ANDERSON                     7.500      .250    7.250     .0500     7.200     01/01/2028
  600130040     MCELFRES                     8.000      .250    7.750     .0500     7.700     12/01/2027
  600130043     BAASCH                       7.625      .250    7.375     .0500     7.325     01/01/2028
  600130060     PHILLIPS                     7.500      .250    7.250     .0500     7.200     01/01/2028
  600130070     GODIL                        7.750      .250    7.500     .0500     7.450     12/01/2027
  600130072     ANDREWS                      7.750      .250    7.500     .0500     7.450     01/01/2028
  600130074     LIBBY                        7.500      .250    7.250     .0500     7.200     01/01/2028
  600130080     JENSEN                       7.750      .250    7.500     .0500     7.450     01/01/2028
  600130093     PARK                         7.500      .250    7.250     .0500     7.200     09/01/2027
  600130094     DURKAN-S                     7.750      .250    7.500     .0500     7.450     11/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130030     WU                         6216543                    $2,650.73                  03/01/1998             360
  600130032     RYAN                       6216562                    $2,091.93                  03/01/1998             360
  600130034     SHAH                       6216574                    $2,252.40                  03/01/1998             360
  600130036     MOBLEY                     6217521                    $2,066.76                  03/01/1998             360
  600130039     ANDERSON                   6218214                    $2,390.97        12        03/01/1998             360
  600130040     MCELFRES                   6220161                    $2,927.72                  03/01/1998             360
  600130043     BAASCH                     6220261                    $1,778.33                  03/01/1998             360
  600130060     PHILLIPS                   6221535                    $2,023.81                  03/01/1998             360
  600130070     GODIL                      6222751                    $2,507.44                  03/01/1998             360
  600130072     ANDREWS                    6222875                    $1,721.90         1        03/01/1998             360
  600130074     LIBBY                      6224187                    $1,667.63         1        03/01/1998             360
  600130080     JENSEN                     6228267                    $1,638.80                  03/01/1998             360
  600130093     PARK                       6263073                    $2,462.11         2        03/01/1998             360
  600130094     DURKAN-S                   6263125                    $2,598.43        12        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130030     WU                          .00       .00       .00       .000        .250          .300      $525,500.00    N
  600130032     RYAN                        .00       .00       .00       .000        .250          .300      $365,000.00    N
  600130034     SHAH                        .00       .00       .00       .000        .250          .300      $400,000.00    N
  600130036     MOBLEY                      .00       .00       .00       .000        .250          .300      $365,000.00    N
  600130039     ANDERSON                    .00       .00       .00       .000        .250          .300      $380,000.00    N
  600130040     MCELFRES                    .00       .00       .00       .000        .250          .300      $535,900.00    N
  600130043     BAASCH                      .00       .00       .00       .000        .250          .300      $335,000.00    N
  600130060     PHILLIPS                    .00       .00       .00       .000        .250          .300      $370,000.00    N
  600130070     GODIL                       .00       .00       .00       .000        .250          .300      $445,000.00    N
  600130072     ANDREWS                     .00       .00       .00       .000        .250          .300      $253,000.00    N
  600130074     LIBBY                       .00       .00       .00       .000        .250          .300      $267,000.00    N
  600130080     JENSEN                      .00       .00       .00       .000        .250          .300      $305,000.00    N
  600130093     PARK                        .00       .00       .00       .000        .250          .300      $392,000.00    N
  600130094     DURKAN-S                    .00       .00       .00       .000        .250          .300      $403,000.00    N


 (vlegal.ace v1.4)                                                 Page   19
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130095     LAHAYE                      3533 DEER TRAIL COURT     SANTA ROSA         CA     95404      $249,480.45
  600130096     LEVIN                       12664 SARAH ST            LOS ANGELES        CA     91604      $319,383.60
  600130098     BLOOM                       5043 MAMMOTH AVE          LOS ANGELES        CA     91423      $259,156.84
  600130100     RITTER                      7413 NORTH SIERRA VISTA   FRESNO             CA     93720      $264,357.34
  600130105     BERLIN                      10421 RUE FINISTERRE      SAN DIEGO          CA     92131      $259,631.81
  600130112     ADOLPHS                     13 PLAZA BAJA DEL SOL     SAN JUAN CAPIST    CA     92675      $261,510.04
  600130114     MATSON                      10182 N SPANISH BAY DRIV  FRESNO             CA     93720      $388,260.22
  600130115     POONIA                      7645 NORTH VAN NESS BLVD  FRESNO             CA     93711      $823,801.98
  600130120     CHAFFIN                     17015 BUTTERFIELD TRAIL   POWAY              CA     92064      $399,389.39
  600130121     ANDERSON                    2276 WOODWIND DR          ENCINITAS          CA     92024      $272,572.79
  600130125     JERJEES                     5068 VIA PAPEL            SAN DIEGO          CA     92122      $275,568.08
  600130127     JIMNO                       3778 WILDFLOWER LN        FALLBROOK          CA     92028      $278,450.80
  600130130     MURRAY                      771 AVENIDA SALVADOR      SAN CLEMENTE       CA     92672      $469,258.20
  600130131     FRANCISC                    3569 KIRKRIDGE ST         SANTA ROSA         CA     95403      $287,578.62


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130095     LAHAYE                       7.875      .250    7.625     .0500     7.575     12/01/2027
  600130096     LEVIN                        8.250      .250    8.000     .0500     7.950     12/01/2027
  600130098     BLOOM                        7.875      .250    7.625     .0500     7.575     12/01/2027
  600130100     RITTER                       7.750      .250    7.500     .0500     7.450     09/01/2027
  600130105     BERLIN                       7.750      .250    7.500     .0500     7.450     01/01/2028
  600130112     ADOLPHS                      7.500      .250    7.250     .0500     7.200     01/01/2028
  600130114     MATSON                       7.500      .250    7.250     .0500     7.200     01/01/2028
  600130115     POONIA                       7.625      .250    7.375     .0500     7.325     01/01/2028
  600130120     CHAFFIN                      7.375      .250    7.125     .0500     7.075     01/01/2028
  600130121     ANDERSON                     7.250      .250    7.000     .0500     6.950     01/01/2028
  600130125     JERJEES                      7.250      .250    7.000     .0500     6.950     01/01/2028
  600130127     JIMNO                        7.625      .250    7.375     .0500     7.325     01/01/2028
  600130130     MURRAY                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600130131     FRANCISC                     7.625      .250    7.375     .0500     7.325     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130095     LAHAYE                     6264910                    $1,812.68                  03/01/1998             360
  600130096     LEVIN                      6274265                    $2,404.06                  03/01/1998             360
  600130098     BLOOM                      6274289                    $1,885.91                  03/01/1998             360
  600130100     RITTER                     6274687                    $1,902.08         7        03/01/1998             360
  600130105     BERLIN                     6310393                    $1,862.67                  03/01/1998             360
  600130112     ADOLPHS                    6313584                    $1,831.25                  03/01/1998             360
  600130114     MATSON                     6314239                    $2,726.94                  03/01/1998             360
  600130115     POONIA                     6314249                    $5,839.30                  03/01/1998             360
  600130120     CHAFFIN                    6324176                    $2,762.70                  03/01/1998             360
  600130121     ANDERSON                   6324188                    $1,862.34                  03/01/1998             360
  600130125     JERJEES                    6324225                    $1,882.81                  03/01/1998             360
  600130127     JIMNO                      6324288                    $1,974.75                  03/01/1998             360
  600130130     MURRAY                     6330127                    $3,407.83                  03/01/1998             360
  600130131     FRANCISC                   6396399                    $2,038.45                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130095     LAHAYE                      .00       .00       .00       .000        .250          .300      $755,000.00    N
  600130096     LEVIN                       .00       .00       .00       .000        .250          .300      $401,000.00    N
  600130098     BLOOM                       .00       .00       .00       .000        .250          .300      $328,000.00    N
  600130100     RITTER                      .00       .00       .00       .000        .250          .300      $295,000.00    N
  600130105     BERLIN                      .00       .00       .00       .000        .250          .300      $325,000.00    N
  600130112     ADOLPHS                     .00       .00       .00       .000        .250          .300      $327,500.00    N
  600130114     MATSON                      .00       .00       .00       .000        .250          .300      $625,000.00    N
  600130115     POONIA                      .00       .00       .00       .000        .250          .300    $1,200,000.00    N
  600130120     CHAFFIN                     .00       .00       .00       .000        .250          .300      $625,000.00    N
  600130121     ANDERSON                    .00       .00       .00       .000        .250          .300      $353,000.00    N
  600130125     JERJEES                     .00       .00       .00       .000        .250          .300      $362,000.00    N
  600130127     JIMNO                       .00       .00       .00       .000        .250          .300      $400,000.00    N
  600130130     MURRAY                      .00       .00       .00       .000        .250          .300      $655,000.00    N
  600130131     FRANCISC                    .00       .00       .00       .000        .250          .300      $365,000.00    N


 (vlegal.ace v1.4)                                                 Page   20
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130135     PATTERSO                    2360 E FAUNHILL DRIVE     EAGLE              ID     83616      $246,542.84
  600130137     SMITH II                    3230 EAST BONVIEW DRIVE   SALT LAKE CITY     UT     84109      $269,719.57
  600130143     SCHARFFS                    #5 KNOB HILL ROAD         PARK CITY          UT     84098      $454,402.72
  600130148     PETERSON                    1324 NORTH HIGHWAY 89     KAYSVILLE          UT     84037      $249,636.97
  600130153     CHURCH                      284 HICKORY HOLLOW AVENU  LAS VEGAS          NV     89123      $377,713.42
  600130154     SNYDER                      620 SUMMER MESA DRIVE     LAS VEGAS          NV     89134      $312,848.50
  600130155     PULLIAM-                    1577 EAST TIMONEY ROAD    DRAPER             UT     84020      $336,816.08
  600130156     MROWCZYN                    10245 GLEN ORA AVENUE     LAS VEGAS          NV     89134      $257,815.56
  600130159     LLOYD                       510 NORTH PROBST WAY      MIDWAY             UT     84049      $274,590.54
  600130255     LITERSKI                   903 WEST GRAND RIVER       HOWELL             MI     48843      $249,823.55
  600130257     DOUGHERT                   3701 N 25TH STREET         ARLINGTON          VA     22207      $285,350.09
  600130263     MCATEER                    11451 QUAILWOOD MANOR DRI  FAIRFAX            VA     22039      $562,092.88
  600130266     JACKSON                    1102 RIDGEWAY              ROCHESTER          MI     48307      $403,477.04
  600130272     CALFEE                     OLD WATSON ROAD            RUTLEDGE           TN     37861      $283,088.31


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130135     PATTERSO                     7.625      .250    7.375     .0500     7.325     01/01/2028
  600130137     SMITH II                     7.750      .250    7.500     .0500     7.450     10/01/2027
  600130143     SCHARFFS                     8.125      .250    7.875     .0500     7.825     01/01/2028
  600130148     PETERSON                     7.625      .250    7.375     .0500     7.325     01/01/2028
  600130153     CHURCH                       7.875      .250    7.625     .0500     7.575     12/01/2027
  600130154     SNYDER                       7.875      .250    7.625     .0500     7.575     12/01/2027
  600130155     PULLIAM-                     8.000      .250    7.750     .0500     7.700     12/01/2027
  600130156     MROWCZYN                     7.500      .250    7.250     .0500     7.200     01/01/2028
  600130159     LLOYD                        7.500      .250    7.250     .0500     7.200     01/01/2028
  600130255     LITERSKI                     7.750      .250    7.500     .0500     7.450     02/01/2028
  600130257     DOUGHERT                     7.375      .250    7.125     .0500     7.075     05/01/2027
  600130263     MCATEER                      7.625      .250    7.375     .0500     7.325     02/01/2028
  600130266     JACKSON                      8.125      .250    7.875     .0500     7.825     10/01/2027
  600130272     CALFEE                       7.625      .250    7.375     .0500     7.325     01/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130135     PATTERSO                   7068840                    $1,771.11         2        03/01/1998             360
  600130137     SMITH II                   7141488                    $1,939.69                  03/01/1998             360
  600130143     SCHARFFS                   7189088                    $3,378.36                  03/01/1998             360
  600130148     PETERSON                   7212911                    $1,769.48                  03/01/1998             360
  600130153     CHURCH                     7472820                    $2,744.39                  03/01/1998             360
  600130154     SNYDER                     7475720                    $2,273.09         2        03/01/1998             360
  600130155     PULLIAM-                   7501312                    $2,476.46        14        03/01/1998             360
  600130156     MROWCZYN                   7517920                    $1,805.37        12        03/01/1998             360
  600130159     LLOYD                      7906625                    $1,922.84                  03/01/1998             360
  600130255     LITERSKI                   0907201                    $1,791.03                  03/01/1998             360
  600130257     DOUGHERT                   0921451                    $1,986.38                  03/01/1998             360
  600130263     MCATEER                    0933719                    $3,981.34                  03/01/1998             360
  600130266     JACKSON                    0949015                    $3,007.11        12        03/01/1998             360
  600130272     CALFEE                     0955315                    $2,006.60                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130135     PATTERSO                    .00       .00       .00       .000        .250          .300      $280,000.00    N
  600130137     SMITH II                    .00       .00       .00       .000        .250          .300      $361,000.00    N
  600130143     SCHARFFS                    .00       .00       .00       .000        .250          .300      $700,000.00    N
  600130148     PETERSON                    .00       .00       .00       .000        .250          .300    $1,100,000.00    N
  600130153     CHURCH                      .00       .00       .00       .000        .250          .300      $475,000.00    N
  600130154     SNYDER                      .00       .00       .00       .000        .250          .300      $330,000.00    N
  600130155     PULLIAM-                    .00       .00       .00       .000        .250          .300      $375,000.00    N
  600130156     MROWCZYN                    .00       .00       .00       .000        .250          .300      $287,000.00    N
  600130159     LLOYD                       .00       .00       .00       .000        .250          .300      $460,000.00    N
  600130255     LITERSKI                    .00       .00       .00       .000        .250          .300      $422,600.00    N
  600130257     DOUGHERT                    .00       .00       .00       .000        .250          .300      $365,000.00    N
  600130263     MCATEER                     .00       .00       .00       .000        .250          .300      $750,000.00    N
  600130266     JACKSON                     .00       .00       .00       .000        .250          .300      $470,000.00    N
  600130272     CALFEE                      .00       .00       .00       .000        .250          .300      $356,000.00    N


 (vlegal.ace v1.4)                                                 Page   21
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130273     BEHAR                      2531 WOODFERN CIRCLE       BIRMINGHAM         AL     35244      $284,586.15
  600130281     BELOSI                     56 MOORINGS DR             LAKE ST LOUIS      MO     63367      $299,585.73
  600130285     MARESCA                    11350 SEA GRASS CIRCLE     BOGA RATON         FL     33498      $294,186.93
  600130291     HERSCKOW                   215 FALLING LEAVES CT      CREVE COEUR        MO     63141      $290,819.13
  600130298     MEYERS                     6610 BELLE CHASE COURT     GAITHERSBURG       MD     20882      $299,553.31
  600130299     DEVOS                      910 CREEK DRIVE            ANNAPOLIS          MD     21043      $367,234.02
  600130300     BATES JR                   3648 DAY ROAD              DARLINGTON         MD     21034      $319,569.13
  600130302     HODGES                     5021 COURTNEY ROAD         COLUMBIA           SC     29206      $371,446.11
  600130307     EMERSON                    1040 GREYSTONE MANOR PKWY  CHESTERFIELD       MO     63005      $299,782.87
  600130310     KARAKOST                   2102 WARWICK LN            GLENVIEW           IL     60025      $342,657.98
  600130313     GRAZIANO                   2304 KALAMAZOO             NAPERVILLE         IL     60565      $263,644.54
  600130331     WOODY                      2052 DEAN DRIVE            WASHINGTON TOWN    MI     48094      $446,696.74
  600130332     LACUSTA                    69308 PINE RIVER DRIVE     BRUCE TOWNSHIP     MI     48317      $475,390.85
  600130336     DOWDLE                     200 LYONS PLAINS ROAD      WESTON             CT     06883      $532,133.54


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130273     BEHAR                        7.625      .250    7.375     .0500     7.325     01/01/2028
  600130281     BELOSI                       7.875      .250    7.625     .0500     7.575     01/01/2028
  600130285     MARESCA                      7.625      .250    7.375     .0500     7.325     02/01/2028
  600130291     HERSCKOW                     8.375      .250    8.125     .0500     8.075     02/01/2028
  600130298     MEYERS                       7.500      .250    7.250     .0500     7.200     01/01/2028
  600130299     DEVOS                        7.625      .250    7.375     .0500     7.325     02/01/2028
  600130300     BATES JR                     8.000      .250    7.750     .0500     7.700     01/01/2028
  600130302     HODGES                       7.500      .250    7.250     .0500     7.200     01/01/2028
  600130307     EMERSON                      7.625      .250    7.375     .0500     7.325     02/01/2028
  600130310     KARAKOST                     7.750      .250    7.500     .0500     7.450     02/01/2028
  600130313     GRAZIANO                     8.000      .250    7.750     .0500     7.700     01/01/2028
  600130331     WOODY                        8.875      .250    8.625     .0500     8.575     01/01/2028
  600130332     LACUSTA                      8.250      .250    8.000     .0500     7.950     01/01/2028
  600130336     DOWDLE                       7.875      .250    7.625     .0500     7.575     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130273     BEHAR                      0955424                    $2,017.21                  03/01/1998             360
  600130281     BELOSI                     0959812                    $2,175.21                  03/01/1998             360
  600130285     MARESCA                    0960575                    $2,083.74                  03/01/1998             360
  600130291     HERSCKOW                   0961943                    $2,211.81                  03/01/1998             360
  600130298     MEYERS                     0962832                    $2,097.65                  03/01/1998             360
  600130299     DEVOS                      0963521                    $2,601.14                  03/01/1998             360
  600130300     BATES JR                   0963556                    $2,348.05                  03/01/1998             360
  600130302     HODGES                     0963817                    $2,601.08                  03/01/1998             360
  600130307     EMERSON                    0964338                    $2,123.38                  03/01/1998             360
  600130310     KARAKOST                   0964557                    $2,456.58                  03/01/1998             360
  600130313     GRAZIANO                   0964640                    $1,937.14                  03/01/1998             360
  600130331     WOODY                      0965776                    $3,558.12                  03/01/1998             360
  600130332     LACUSTA                    0965829                    $3,576.03                  03/01/1998             360
  600130336     DOWDLE                     0966042                    $3,860.99                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130273     BEHAR                       .00       .00       .00       .000        .250          .300      $415,000.00    N
  600130281     BELOSI                      .00       .00       .00       .000        .250          .300      $390,000.00    N
  600130285     MARESCA                     .00       .00       .00       .000        .250          .300      $368,000.00    N
  600130291     HERSCKOW                    .00       .00       .00       .000        .250          .300      $510,000.00    N
  600130298     MEYERS                      .00       .00       .00       .000        .250          .300      $407,000.00    N
  600130299     DEVOS                       .00       .00       .00       .000        .250          .300      $490,000.00    N
  600130300     BATES JR                    .00       .00       .00       .000        .250          .300      $402,000.00    N
  600130302     HODGES                      .00       .00       .00       .000        .250          .300      $465,000.00    N
  600130307     EMERSON                     .00       .00       .00       .000        .250          .300      $530,000.00    N
  600130310     KARAKOST                    .00       .00       .00       .000        .250          .300      $510,000.00    N
  600130313     GRAZIANO                    .00       .00       .00       .000        .250          .300      $330,000.00    N
  600130331     WOODY                       .00       .00       .00       .000        .250          .300      $579,000.00    N
  600130332     LACUSTA                     .00       .00       .00       .000        .250          .300      $750,000.00    N
  600130336     DOWDLE                      .00       .00       .00       .000        .250          .300      $720,000.00    N


 (vlegal.ace v1.4)                                                 Page   22
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130337     HALL SR                    6 SEARS ROAD               WAYLAND            MA     01778      $237,840.31
  600130343     JAEB                       4348 DORCHESTER COURT      EAGAN              MN     55123      $251,013.57
  600130346     DEBIASI                    45750 WILLINGHAM DR.       NOVI               MI     48374      $258,343.40
  600130350     BAKER                      1627 N GREENBRIER ST       ARLINGTON          VA     22205      $303,556.31
  600130352     BROCK                      8865 SADDLE TRAIL          BALLGROUND         GA     30107      $296,229.89
  600130355     GOLDSTEI                   10464 PETERSBORO ROAD      WOODSTOCK          MD     21163      $274,361.05
  600130358     TAYLOR M                   200 WEST JONES STREET      SAVANNAH           GA     31401      $335,756.81
  600130361     QUINTERO                   2296 LAKE RIDGE TERRACE    LAWRENCEVILLE      GA     30245      $319,262.89
  600130362     YARBROUG                   4208 WOODBINE LANE         BIRMINGHAM         AL     35226      $275,784.69
  600130364     WULFE                      207 BOX OAK                SAN ANTONIO        TX     78230      $374,707.47
  600130366     WYNER                      60 MAPLE STREET            LEXINGTON          MA     02173      $390,709.82
  600130367     BORRESON                   2520 BETHANY CHURCH RD     ALPHARETTA         GA     30004      $391,736.97
  600130369     SCHWARZ                    1435 CRYSTAL AIR CT        CALEDONIA          MI     49316      $362,737.27
  600130372     MANN                       4871 BREWSTER DRIVE        LOS ANGELES        CA     91356      $572,463.01


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130337     HALL SR                      8.000      .250    7.750     .0500     7.700     02/01/2028
  600130343     JAEB                         7.500      .250    7.250     .0500     7.200     02/01/2028
  600130346     DEBIASI                      8.500      .250    8.250     .0500     8.200     02/01/2028
  600130350     BAKER                        8.250      .250    8.000     .0500     7.950     02/01/2028
  600130352     BROCK                        7.750      .250    7.500     .0500     7.450     01/01/2028
  600130355     GOLDSTEI                     7.875      .250    7.625     .0500     7.575     02/01/2028
  600130358     TAYLOR M                     7.625      .250    7.375     .0500     7.325     02/01/2028
  600130361     QUINTERO                     7.500      .250    7.250     .0500     7.200     02/01/2028
  600130362     YARBROUG                     7.250      .250    7.000     .0500     6.950     02/01/2028
  600130364     WULFE                        7.250      .250    7.000     .0500     6.950     02/01/2028
  600130366     WYNER                        7.500      .250    7.250     .0500     7.200     02/01/2028
  600130367     BORRESON                     8.000      .250    7.750     .0500     7.700     02/01/2028
  600130369     SCHWARZ                      7.625      .250    7.375     .0500     7.325     02/01/2028
  600130372     MANN                         7.625      .250    7.375     .0500     7.325     09/01/2027


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130337     HALL SR                    0966101                    $1,746.36                  03/01/1998             360
  600130343     JAEB                       0966871                    $1,756.43                  03/01/1998             360
  600130346     DEBIASI                    0967251                    $1,987.64                  03/01/1998             360
  600130350     BAKER                      0967381                    $2,281.97                  03/01/1998             360
  600130352     BROCK                      0967776                    $2,125.24        12        03/01/1998             360
  600130355     GOLDSTEI                   0968014                    $1,990.68        19        03/01/1998             360
  600130358     TAYLOR M                   0969464                    $2,378.19                  03/01/1998             360
  600130361     QUINTERO                   0969629                    $2,233.99                  03/01/1998             360
  600130362     YARBROUG                   0969646                    $1,882.81                  03/01/1998             360
  600130364     WULFE                      0970798                    $2,558.16                  03/01/1998             360
  600130366     WYNER                      0971330                    $2,733.93                  03/01/1998             360
  600130367     BORRESON                   0972803                    $2,876.36                  03/01/1998             360
  600130369     SCHWARZ                    0974657                    $2,569.29                  03/01/1998             360
  600130372     MANN                       6211857                    $4,069.81                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130337     HALL SR                     .00       .00       .00       .000        .250          .300      $512,000.00    N
  600130343     JAEB                        .00       .00       .00       .000        .250          .300      $315,000.00    N
  600130346     DEBIASI                     .00       .00       .00       .000        .250          .300      $324,000.00    N
  600130350     BAKER                       .00       .00       .00       .000        .250          .300      $405,000.00    N
  600130352     BROCK                       .00       .00       .00       .000        .250          .300      $312,300.00    N
  600130355     GOLDSTEI                    .00       .00       .00       .000        .250          .300      $323,000.00    N
  600130358     TAYLOR M                    .00       .00       .00       .000        .250          .300      $425,000.00    N
  600130361     QUINTERO                    .00       .00       .00       .000        .250          .300      $430,000.00    N
  600130362     YARBROUG                    .00       .00       .00       .000        .250          .300      $345,000.00    N
  600130364     WULFE                       .00       .00       .00       .000        .250          .300      $628,000.00    N
  600130366     WYNER                       .00       .00       .00       .000        .250          .300      $520,000.00    N
  600130367     BORRESON                    .00       .00       .00       .000        .250          .300      $490,000.00    N
  600130369     SCHWARZ                     .00       .00       .00       .000        .250          .300      $455,000.00    N
  600130372     MANN                        .00       .00       .00       .000        .250          .300      $790,000.00    N


 (vlegal.ace v1.4)                                                 Page   23
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130373     WITKE                      8800 E FOXHOLLOW DR        ANAHEIM            CA     92808      $241,166.35
  600130377     WADE                       4150 CADWALLADER AVE       SAN JOSE           CA     95121      $474,327.33
  600130381     DIETRICH                   5716 MORNINGSIDE DRIVE     SAN JOSE           CA     95138      $423,700.74
  600130382     PETTIT                     3488 LA MESA DR            SAN CARLOS         CA     94070      $494,850.50
  600130383     RAGHUBIR                   127 HODGES DR              MORAGA             CA     94556      $356,997.86
  600130384     FOX                        5573 ANDROMEDA CIRCLE      FREMONT            CA     94538      $246,821.23
  600130385     OHEA                       1288 ROSALIA AVENUE        SAN JOSE           CA     95117      $267,396.38
  600130386     IMBRO                      1839 VANCOUVER WAY         LIVERMORE          CA     94550      $227,031.38
  600130387     TIEDEMAN                   915 TALBOT AVE             ALBANY             CA     94706      $315,782.53
  600130388     MUNSON                     13455 SURREY LN            SARATOGA           CA     95070      $599,587.08
  600130394     GUZMAN                     6313 E VERA CREST DR       LONG BEACH         CA     90815      $428,697.22
  600130397     JONES                      13520 SW 129TH AVENUE      TIGARD             OR     97223      $251,798.48
  600130415     COX                        5840 VISTA DEL PASO        CRESTON            CA     93432      $315,291.49
  600130416     JOHNSON                    400 S ORANGE DR            LOS ANGELES        CA     90036      $299,771.72


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130373     WITKE                        7.375      .250    7.125     .0500     7.075     02/01/2028
  600130377     WADE                         7.750      .250    7.500     .0500     7.450     01/01/2028
  600130381     DIETRICH                     7.750      .250    7.500     .0500     7.450     02/01/2028
  600130382     PETTIT                       7.750      .250    7.500     .0500     7.450     02/01/2028
  600130383     RAGHUBIR                     7.750      .250    7.500     .0500     7.450     02/01/2028
  600130384     FOX                          7.625      .250    7.375     .0500     7.325     02/01/2028
  600130385     OHEA                         7.375      .250    7.125     .0500     7.075     02/01/2028
  600130386     IMBRO                        7.500      .250    7.250     .0500     7.200     02/01/2028
  600130387     TIEDEMAN                     7.875      .250    7.625     .0500     7.575     02/01/2028
  600130388     MUNSON                       7.875      .250    7.625     .0500     7.575     02/01/2028
  600130394     GUZMAN                       7.750      .250    7.500     .0500     7.450     02/01/2028
  600130397     JONES                        7.125      .250    6.875     .0500     6.825     02/01/2028
  600130415     COX                          7.625      .250    7.375     .0500     7.325     01/01/2028
  600130416     JOHNSON                      7.375      .250    7.125     .0500     7.075     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130373     WITKE                      6215060                    $1,666.95        12        03/01/1998             360
  600130377     WADE                       6216493                    $3,402.96                  03/01/1998             360
  600130381     DIETRICH                   6216545                    $3,037.59                  03/01/1998             360
  600130382     PETTIT                     6216546                    $3,547.67                  03/01/1998             360
  600130383     RAGHUBIR                   6216587                    $2,559.38                  03/01/1998             360
  600130384     FOX                        6216593                    $1,748.25                  03/01/1998             360
  600130385     OHEA                       6216601                    $1,848.25                  03/01/1998             360
  600130386     IMBRO                      6216606                    $1,588.62                  03/01/1998             360
  600130387     TIEDEMAN                   6216617                    $2,291.22                  03/01/1998             360
  600130388     MUNSON                     6216626                    $4,350.42                  03/01/1998             360
  600130394     GUZMAN                     6218069                    $3,073.41        12        03/01/1998             360
  600130397     JONES                      6220342                    $1,697.77        12        03/01/1998             360
  600130415     COX                        6225081                    $2,234.86                  03/01/1998             360
  600130416     JOHNSON                    6225082                    $2,072.03                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130373     WITKE                       .00       .00       .00       .000        .250          .300      $270,000.00    N
  600130377     WADE                        .00       .00       .00       .000        .250          .300      $715,000.00    N
  600130381     DIETRICH                    .00       .00       .00       .000        .250          .300      $670,000.00    N
  600130382     PETTIT                      .00       .00       .00       .000        .250          .300      $620,000.00    N
  600130383     RAGHUBIR                    .00       .00       .00       .000        .250          .300      $458,000.00    N
  600130384     FOX                         .00       .00       .00       .000        .250          .300      $327,000.00    N
  600130385     OHEA                        .00       .00       .00       .000        .250          .300      $335,000.00    N
  600130386     IMBRO                       .00       .00       .00       .000        .250          .300      $284,000.00    N
  600130387     TIEDEMAN                    .00       .00       .00       .000        .250          .300      $395,000.00    N
  600130388     MUNSON                      .00       .00       .00       .000        .250          .300      $810,000.00    N
  600130394     GUZMAN                      .00       .00       .00       .000        .250          .300      $505,000.00    N
  600130397     JONES                       .00       .00       .00       .000        .250          .300      $288,000.00    N
  600130415     COX                         .00       .00       .00       .000        .250          .300      $421,000.00    N
  600130416     JOHNSON                     .00       .00       .00       .000        .250          .300      $401,000.00    N


 (vlegal.ace v1.4)                                                 Page   24
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130417     ANDERSON                   1230 HOLDER PARK LN        NIPOMO             CA     93444      $266,103.20
  600130423     BIENEK                     12 TESORO                  SAN CLEMENTE       CA     92673      $449,362.75
  600130429     GAGNEJA                    10535 REMMET AVE           LOS ANGELES        CA     91311      $291,793.90
  600130431     FEINSTEI                   17118 POMARD COURT         POWAY              CA     92064      $263,799.12
  600130434     PALOMINO                   28077 KENTON LANE          SANTA CLARITA      CA     91350      $238,327.38
  600130437     GANONG                     409 CALLE NINA             SAN CLEMENTE       CA     92672      $298,583.74
  600130438     BESQUIN                    1418 COUNTRY VISTAS LN     CHULA VISTA        CA     91902      $343,285.11
  600130447     ONDERDON                   12041 NUGENT DR            LOS ANGELES        CA     91344      $282,345.50
  600130448     WOHLFIEL                   15983 S WOODSON DR         RAMONA             CA     92065      $291,076.70
  600130449     AGRAWAL                    14440 SILVER HEIGHTS ROAD  POWAY              CA     92064      $246,816.69
  600130453     NORWOOD                    469 NORTH CANYON BLVD      MONROVIA           CA     91016      $249,814.46
  600130454     LAI                        22726 FERN AVE             TORRANCE           CA     90505      $237,814.34
  600130459     SHIRLEY                    2328 N 1000 WEST           REXBURG            ID     83440      $248,508.03
  600130958     ORTIZ,JESUS                3583 PLEASANT KNOLL DR     SAN JOSE           CA     95148      $307,254.09


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130417     ANDERSON                     7.500      .250    7.250     .0500     7.200     01/01/2028
  600130423     BIENEK                       7.750      .250    7.500     .0500     7.450     01/01/2028
  600130429     GAGNEJA                      7.750      .250    7.500     .0500     7.450     02/01/2028
  600130431     FEINSTEI                     7.375      .250    7.125     .0500     7.075     02/01/2028
  600130434     PALOMINO                     7.625      .250    7.375     .0500     7.325     02/01/2028
  600130437     GANONG                       7.625      .250    7.375     .0500     7.325     02/01/2028
  600130438     BESQUIN                      7.875      .250    7.625     .0500     7.575     12/01/2027
  600130447     ONDERDON                     7.625      .250    7.375     .0500     7.325     02/01/2028
  600130448     WOHLFIEL                     7.625      .250    7.375     .0500     7.325     01/01/2028
  600130449     AGRAWAL                      7.500      .250    7.250     .0500     7.200     02/01/2028
  600130453     NORWOOD                      7.500      .250    7.250     .0500     7.200     02/01/2028
  600130454     LAI                          7.250      .250    7.000     .0500     6.950     02/01/2028
  600130459     SHIRLEY                      8.125      .250    7.875     .0500     7.825     12/01/2027
  600130958     ORTIZ,JESUS                  7.125      .250    6.875     .0500     6.825     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130417     ANDERSON                   6226010                    $1,863.41                  03/01/1998             360
  600130423     BIENEK                     6228575                    $3,223.85                  03/01/1998             360
  600130429     GAGNEJA                    6230381                    $2,091.93                  03/01/1998             360
  600130431     FEINSTEI                   6262326                    $1,823.38                  03/01/1998             360
  600130434     PALOMINO                   6271471                    $1,688.09        12        03/01/1998             360
  600130437     GANONG                     6299928                    $2,114.89                  03/01/1998             360
  600130438     BESQUIN                    6310751                    $2,494.24                  03/01/1998             360
  600130447     ONDERDON                   6324239                    $1,999.87                  03/01/1998             360
  600130448     WOHLFIEL                   6324252                    $2,063.22                  03/01/1998             360
  600130449     AGRAWAL                    6324293                    $1,727.06                  03/01/1998             360
  600130453     NORWOOD                    6330670                    $1,748.04                  03/01/1998             360
  600130454     LAI                        6330673                    $1,623.58                  03/01/1998             360
  600130459     SHIRLEY                    7207388                    $1,848.82        12        03/01/1998             360
  600130958     ORTIZ,JESUS                9159899021                 $2,071.69                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130417     ANDERSON                    .00       .00       .00       .000        .250          .300      $375,000.00    N
  600130423     BIENEK                      .00       .00       .00       .000        .250          .300      $605,000.00    N
  600130429     GAGNEJA                     .00       .00       .00       .000        .250          .300      $375,000.00    N
  600130431     FEINSTEI                    .00       .00       .00       .000        .250          .300      $330,000.00    N
  600130434     PALOMINO                    .00       .00       .00       .000        .250          .300      $265,000.00    N
  600130437     GANONG                      .00       .00       .00       .000        .250          .300      $375,000.00    N
  600130438     BESQUIN                     .00       .00       .00       .000        .250          .300      $430,000.00    N
  600130447     ONDERDON                    .00       .00       .00       .000        .250          .300      $365,000.00    N
  600130448     WOHLFIEL                    .00       .00       .00       .000        .250          .300      $380,000.00    N
  600130449     AGRAWAL                     .00       .00       .00       .000        .250          .300      $309,000.00    N
  600130453     NORWOOD                     .00       .00       .00       .000        .250          .300      $335,000.00    N
  600130454     LAI                         .00       .00       .00       .000        .250          .300      $310,000.00    N
  600130459     SHIRLEY                     .00       .00       .00       .000        .250          .300      $271,000.00    N
  600130958     ORTIZ,JESUS                                                                                   $410,000.00    N


 (vlegal.ace v1.4)                                                 Page   25
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600130962     SUPNIK,PAUL                522 N ELM DR               BEVERLY HILLS      CA     90210      $559,552.17
  600130964     DODD,JAMES                 2324 SAN VICENTE BLVD      SANTA MONICA       CA     90402      $319,731.15
  600130969     TITCOMB,THOMAS             45775 SUGARLOAF MOUNTAIN   INDIAN WELLS       CA     92210      $547,583.02
  600130970     MCKEOWN,CLAYTON            26432 ESTEBAN              MISSION VIEJO      CA     92692      $270,988.43
  600130971     JONES,SCOT                 3850 CALLE DEL ESTABLO     SAN CLEMENTE       CA     92672      $614,532.03
  600130975     JOHNSON,JEFFREY            20161 HIGH MEADOW DR       SONORA             CA     95370      $387,704.76
  600130977     WRIGHT,PETER               3008 GLENAVEN AVE          ALHAMBRA           CA     91803      $231,623.61
  600130990     SCHOFIELD,RICHARD          1546 ELM ST                SAN CARLOS         CA     94070      $269,784.09
  600130992     ROSSI,ROBERT               429 GRAND ST               REDWOOD CITY       CA     94062      $315,740.97
  600131029     TOLANI,ARUN                12750 LIKA CT              SARATOGA           CA     95070      $547,561.77
  600131037     RADCLIFF,DALE              89 WOODLAND WAY            PIEDMONT           CA     94611      $400,171.71
  600131038     RODRIGUES,CLAY             5873 DRY OAK DR            SAN JOSE           CA     95120      $411,670.52
  600131040     WHITGOB,DAVID              18113 BANCROFT AVE         MONTE SERENO       CA     95030      $384,184.83
  600131072     DOWDEN-ALLYN,FRANCINE      18910 PROSPECT DR          SONOMA             CA     95476      $283,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600130962     SUPNIK,PAUL                  7.125      .250    6.875     .0500     6.825     02/01/2028
  600130964     DODD,JAMES                   6.875      .250    6.625     .0500     6.575     02/01/2028
  600130969     TITCOMB,THOMAS               7.375      .250    7.125     .0500     7.075     02/01/2028
  600130970     MCKEOWN,CLAYTON              7.250      .250    7.000     .0500     6.950     02/01/2028
  600130971     JONES,SCOT                   7.375      .250    7.125     .0500     7.075     02/01/2028
  600130975     JOHNSON,JEFFREY              7.375      .250    7.125     .0500     7.075     02/01/2028
  600130977     WRIGHT,PETER                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600130990     SCHOFIELD,RICHARD            7.125      .250    6.875     .0500     6.825     02/01/2028
  600130992     ROSSI,ROBERT                 7.000      .250    6.750     .0500     6.700     02/01/2028
  600131029     TOLANI,ARUN                  7.125      .250    6.875     .0500     6.825     02/01/2028
  600131037     RADCLIFF,DALE                7.000      .250    6.750     .0500     6.700     02/01/2028
  600131038     RODRIGUES,CLAY               7.125      .250    6.875     .0500     6.825     02/01/2028
  600131040     WHITGOB,DAVID                7.000      .250    6.750     .0500     6.700     02/01/2028
  600131072     DOWDEN-ALLYN,FRANCINE        7.125      .250    6.875     .0500     6.825     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600130962     SUPNIK,PAUL                9159923102                 $3,772.83                  03/01/1998             360
  600130964     DODD,JAMES                 9159923581                 $2,102.18                  03/01/1998             360
  600130969     TITCOMB,THOMAS             9159982751                 $3,784.90                  03/01/1998             360
  600130970     MCKEOWN,CLAYTON            9159983395                 $1,850.07                  03/01/1998             360
  600130971     JONES,SCOT                 9159983437                 $4,247.66                  03/01/1998             360
  600130975     JOHNSON,JEFFREY            9169125540                 $2,679.82                  03/01/1998             360
  600130977     WRIGHT,PETER               9169176691                 $1,600.99         2        03/01/1998             360
  600130990     SCHOFIELD,RICHARD          9179773669                 $1,819.04                  03/01/1998             360
  600130992     ROSSI,ROBERT               9179773834                 $2,102.36                  03/01/1998             360
  600131029     TOLANI,ARUN                9179815866                 $3,691.98                  03/01/1998             360
  600131037     RADCLIFF,DALE              9190030073                 $2,664.54                  03/01/1998             360
  600131038     RODRIGUES,CLAY             9190030529                 $2,775.73                  03/01/1998             360
  600131040     WHITGOB,DAVID              9190033473                 $2,558.09                  03/01/1998             360
  600131072     DOWDEN-ALLYN,FRANCINE      9190150715                 $1,906.63                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600130962     SUPNIK,PAUL                                                                                 $1,250,000.00    N
  600130964     DODD,JAMES                                                                                    $555,000.00    N
  600130969     TITCOMB,THOMAS                                                                                $700,000.00    N
  600130970     MCKEOWN,CLAYTON                                                                               $339,000.00    N
  600130971     JONES,SCOT                                                                                    $820,000.00    N
  600130975     JOHNSON,JEFFREY                                                                               $575,000.00    N
  600130977     WRIGHT,PETER                                                                                  $244,000.00    N
  600130990     SCHOFIELD,RICHARD                                                                             $445,000.00    N
  600130992     ROSSI,ROBERT                                                                                  $430,000.00    N
  600131029     TOLANI,ARUN                                                                                   $685,000.00    N
  600131037     RADCLIFF,DALE                                                                                 $700,000.00    N
  600131038     RODRIGUES,CLAY                                                                                $515,000.00    N
  600131040     WHITGOB,DAVID                                                                                 $805,000.00    N
  600131072     DOWDEN-ALLYN,FRANCINE                                                                         $432,000.00    N


 (vlegal.ace v1.4)                                                 Page   26
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131081     BENJAMIN,ALAN              1486 PAINT MOUNTAIN RD     ENCINITAS          CA     92029      $456,616.06
  600131086     FEIERABEND,PATRICK         215 VIA SEVILLA            SANTA BARBARA      CA     93109      $274,780.08
  600131088     SCHLEGEL,GARY              979 CHELTENHAM RD          SANTA BARBARA      CA     93105      $284,766.38
  600131095     LINDNER,MICHAEL            24230 MAZE STONE CT        HEMET              CA     92545      $239,058.67
  600131097     BARLOW,BRAD                1284 CALLE ARROYO          THOUSAND OAKS      CA     91360      $311,750.49
  600131098     CHU,NEAL                   1347 SAVANNAH LN           CARLSBAD           CA     92009      $374,700.11
  600131100     ENGLE,JOHN                 11555 PETENWELL RD         SAN DIEGO          CA     92131      $259,802.16
  600131103     WHITE,JOHN                 6525 PAJARO WAY            SAN JOSE           CA     95124      $376,720.21
  600131119     GIBLIN,PAUL J              238 FOREST AVE             PARAMUS            NJ     07652      $474,911.34
  600131128     MARIANI,RICHARD C          16 LAURELWOOD DRIVE        BERNARDSVILLE      NJ     07924      $488,489.33
  600131129     WOHLGEMUTH,JERROLD         2 NORTHRIDGE WAY           WARREN             NJ     07059      $317,694.12
  600131130     SKARZYNSKI,JAMES A         15 SHERMAN AVENUE          SUMMIT             NJ     07901      $390,898.26
  600131131     SATO,RICHARD S             3 MAHLON COURT             MENDHAM            NJ     07945      $320,267.76
  600131133     NAHMIAS,NEIL J             1 VICTORIA LANE            MAHWAH             NJ     07430      $375,127.65


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131081     BENJAMIN,ALAN                6.875      .250    6.625     .0500     6.575     02/01/2028
  600131086     FEIERABEND,PATRICK           7.125      .250    6.875     .0500     6.825     02/01/2028
  600131088     SCHLEGEL,GARY                7.000      .250    6.750     .0500     6.700     02/01/2028
  600131095     LINDNER,MICHAEL              7.125      .250    6.875     .0500     6.825     02/01/2028
  600131097     BARLOW,BRAD                  7.125      .250    6.875     .0500     6.825     02/01/2028
  600131098     CHU,NEAL                     7.125      .250    6.875     .0500     6.825     02/01/2028
  600131100     ENGLE,JOHN                   7.375      .250    7.125     .0500     7.075     02/01/2028
  600131103     WHITE,JOHN                   7.500      .250    7.250     .0500     7.200     02/01/2028
  600131119     GIBLIN,PAUL J                8.125      .250    7.875     .0500     7.825     10/01/2024
  600131128     MARIANI,RICHARD C            8.000      .250    7.750     .0500     7.700     08/01/2025
  600131129     WOHLGEMUTH,JERROLD           8.125      .250    7.875     .0500     7.825     08/01/2025
  600131130     SKARZYNSKI,JAMES A           7.875      .250    7.625     .0500     7.575     09/01/2025
  600131131     SATO,RICHARD S               7.875      .250    7.625     .0500     7.575     08/01/2025
  600131133     NAHMIAS,NEIL J               7.990      .250    7.740     .0500     7.690     11/01/2025


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131081     BENJAMIN,ALAN              9199596348                 $3,002.17                  03/01/1998             360
  600131086     FEIERABEND,PATRICK         9199695819                 $1,852.73                  03/01/1998             360
  600131088     SCHLEGEL,GARY              9199699324                 $1,896.12                  03/01/1998             360
  600131095     LINDNER,MICHAEL            9199858292                 $1,611.88                  03/01/1998             360
  600131097     BARLOW,BRAD                9199917601                 $2,102.01         2        03/01/1998             360
  600131098     CHU,NEAL                   9199924565                 $2,526.45                  03/01/1998             360
  600131100     ENGLE,JOHN                 9199924821                 $1,795.76                  03/01/1998             360
  600131103     WHITE,JOHN                 9199933962                 $2,636.04                  03/01/1998             360
  600131119     GIBLIN,PAUL J              1105250243                 $3,638.24                  03/01/1998             360
  600131128     MARIANI,RICHARD C          1105257818                 $3,668.83                  03/01/1998             360
  600131129     WOHLGEMUTH,JERROLD         1105257891                 $2,413.12         1        03/01/1998             360
  600131130     SKARZYNSKI,JAMES A         1105257933                 $2,900.28                  03/01/1998             360
  600131131     SATO,RICHARD S             1105257990                 $2,378.23                  03/01/1998             360
  600131133     NAHMIAS,NEIL J             1105258097                 $2,809.11                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131081     BENJAMIN,ALAN                                                                                 $670,000.00    N
  600131086     FEIERABEND,PATRICK                                                                            $345,000.00    N
  600131088     SCHLEGEL,GARY                                                                                 $380,000.00    N
  600131095     LINDNER,MICHAEL                                                                               $319,000.00    N
  600131097     BARLOW,BRAD                                                                                   $370,000.00    N
  600131098     CHU,NEAL                                                                                      $500,000.00    N
  600131100     ENGLE,JOHN                                                                                    $360,000.00    N
  600131103     WHITE,JOHN                                                                                    $510,000.00    N
  600131119     GIBLIN,PAUL J                                                                                 $725,000.00    N
  600131128     MARIANI,RICHARD C                                                                             $910,000.00    N
  600131129     WOHLGEMUTH,JERROLD                                                                            $375,000.00    N
  600131130     SKARZYNSKI,JAMES A                                                                            $646,380.00    N
  600131131     SATO,RICHARD S                                                                                $410,000.00    N
  600131133     NAHMIAS,NEIL J                                                                                $479,000.00    N


 (vlegal.ace v1.4)                                                 Page   27
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131134     BURCIN,DOUGLAS M           122 LINDEN DRIVE           BASKING RIDGE      NJ     07920      $378,845.00
  600131137     YEH,CHING MING             7 WILLIAM  PENN ROAD       WARREN             NJ     07060      $439,768.47
  600131138     BOSCO,CHRISTOPHER          4 WOODFIELD TRAIL          WARREN             NJ     07059      $341,703.33
  600131140     PONTONE,JAMES G            38 ROCKLEIGH ROAD          ROCKLEIGH          NJ     07647      $383,583.74
  600131141     SCHWARTZ,SANFORD           6 SUGARWOOD WAY            WARREN             NJ     07059      $312,302.40
  600131145     HAQUE,SHAHID N             1605 OTTER DRIVE           TOMS RIVER         NJ     08753      $386,179.70
  600131146     PEARSON,TIMOTHY J          78 GOVERNOR DRIVE          BASKING RIDGE      NJ     07920      $342,622.55
  600131148     OWENS,ROBERT               151 LINDEN DRIVE           BASKING RIDGE      NJ     07920      $309,971.70
  600131152     NORI,DOMINIC               8 SWEETWOOD DRIVE          RANDOLPH           NJ     07869      $303,617.07
  600131154     WIENER,BARRY H             146 BERNARD DRIVE          BASKING RIDGE      NJ     07920      $364,342.86
  600131156     SINHA,ASHOK                306 MOCKINGBIRD LANE       MORGANVILLE        NJ     07751      $439,079.60
  600131159     CARY,LARRY L               850 SHACKAMAXON DRIVE      WESTFIELD          NJ     07090      $330,645.38
  600131160     PEASE,JOHN J               160 KNOLLWOOD DRIVE        WATCHUNG           NJ     07060      $440,712.26
  600131161     FREEDBERG,DAVID M          8 ROBIN RIDGE ROAD         UPPER SADDLE RI    NJ     07458      $455,418.28


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131134     BURCIN,DOUGLAS M             8.000      .250    7.750     .0500     7.700     09/01/2025
  600131137     YEH,CHING MING               7.875      .250    7.625     .0500     7.575     09/01/2025
  600131138     BOSCO,CHRISTOPHER            7.875      .250    7.625     .0500     7.575     09/01/2025
  600131140     PONTONE,JAMES G              7.990      .250    7.740     .0500     7.690     11/01/2025
  600131141     SCHWARTZ,SANFORD             7.750      .250    7.500     .0500     7.450     10/01/2025
  600131145     HAQUE,SHAHID N               7.875      .250    7.625     .0500     7.575     11/01/2025
  600131146     PEARSON,TIMOTHY J            7.875      .250    7.625     .0500     7.575     11/01/2025
  600131148     OWENS,ROBERT                 8.000      .250    7.750     .0500     7.700     10/01/2025
  600131152     NORI,DOMINIC                 8.000      .250    7.750     .0500     7.700     11/01/2025
  600131154     WIENER,BARRY H               8.125      .250    7.875     .0500     7.825     11/01/2025
  600131156     SINHA,ASHOK                  7.750      .250    7.500     .0500     7.450     01/01/2026
  600131159     CARY,LARRY L                 7.875      .250    7.625     .0500     7.575     10/01/2025
  600131160     PEASE,JOHN J                 8.000      .250    7.750     .0500     7.700     11/01/2025
  600131161     FREEDBERG,DAVID M            7.750      .250    7.500     .0500     7.450     01/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131134     BURCIN,DOUGLAS M           1105258311                 $2,847.01                  03/01/1998             360
  600131137     YEH,CHING MING             1105258436                 $3,262.82                  03/01/1998             360
  600131138     BOSCO,CHRISTOPHER          1105258691                 $2,552.25                  03/01/1998             360
  600131140     PONTONE,JAMES G            1105258741                 $2,932.27         2        03/01/1998             360
  600131141     SCHWARTZ,SANFORD           1105259269                 $2,328.34                  03/01/1998             360
  600131145     HAQUE,SHAHID N             1105259533                 $3,016.29                  03/01/1998             360
  600131146     PEARSON,TIMOTHY J          1105259624                 $2,537.75                  03/01/1998             360
  600131148     OWENS,ROBERT               1105259707                 $2,641.56                  03/01/1998             360
  600131152     NORI,DOMINIC               1105259863                 $2,274.68                  03/01/1998             360
  600131154     WIENER,BARRY H             1105259905                 $2,762.09                  03/01/1998             360
  600131156     SINHA,ASHOK                1105260051                 $3,209.53                  03/01/1998             360
  600131159     CARY,LARRY L               1105260127                 $2,453.64        12        03/01/1998             360
  600131160     PEASE,JOHN J               1105260135                 $3,301.95                  03/01/1998             360
  600131161     FREEDBERG,DAVID M          1105260259                 $3,496.09                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131134     BURCIN,DOUGLAS M                                                                              $510,000.00    N
  600131137     YEH,CHING MING                                                                                $799,000.00    N
  600131138     BOSCO,CHRISTOPHER                                                                             $440,000.00    N
  600131140     PONTONE,JAMES G                                                                               $455,000.00    N
  600131141     SCHWARTZ,SANFORD                                                                              $415,000.00    N
  600131145     HAQUE,SHAHID N                                                                                $541,000.00    N
  600131146     PEARSON,TIMOTHY J                                                                             $524,000.00    N
  600131148     OWENS,ROBERT                                                                                  $500,000.00    N
  600131152     NORI,DOMINIC                                                                                  $388,000.00    N
  600131154     WIENER,BARRY H                                                                                $600,000.00    N
  600131156     SINHA,ASHOK                                                                                   $585,000.00    N
  600131159     CARY,LARRY L                                                                                  $376,000.00    N
  600131160     PEASE,JOHN J                                                                                  $625,000.00    N
  600131161     FREEDBERG,DAVID M                                                                             $610,000.00    N


 (vlegal.ace v1.4)                                                 Page   28
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131164     HAMILTON,BRANSON S         14 HICKORY DRIVE           CHESTER            NJ     07930      $389,028.96
  600131166     LIFSON,ALBERT              910 SHENANDOAH DRIVE       FORKED RIVER       NJ     08731      $300,528.97
  600131168     POIANI,GEORGE J            4 SUMMER LANE              CALIFON            NJ     07830      $308,612.61
  600131169     VALLARIO,WILLIAM           111 HIGHVIEW AVENUE        BERNARDSVILLE      NJ     07924      $339,440.80
  600131170     ROOP,GERALD                19 RAMAPO TRAIL            CHATHAM            NJ     07928      $372,612.29
  600131172     WINTERMUTE,DAVID A         504 RIVER ROAD             ANNANDALE          NJ     08801      $574,161.01
  600131173     HEALY,DONALD               22 COLT ROAD               SUMMIT             NJ     07901      $406,918.43
  600131174     SALERNO,FRANK R            658 BRIARWOOD COURT        ORADELL            NJ     07649      $360,618.92
  600131177     PRICE,D SCOTT              6 DRUID HILL ROAD          SUMMIT             NJ     07901      $583,926.86
  600131178     RICCARDI,LOUIS M           4 WILDE HOLLOW             MARTINSVILLE       NJ     08836      $434,129.84
  600131180     VANCHIERI,SAMUEL           131 SUTTON DRIVE           BERKELEY HGTS      NJ     07922      $298,762.94
  600131185     MC GOVERN,KEVIN B          24 SHERBROOKE DRIVE        FLORHAM PARK       NJ     07932      $299,452.55
  600131191     SOLOMON,BARRY              28 STONERIDGE ROAD         NEW PROVIDENCE     NJ     07901      $300,160.57
  600131192     HALPERN,MARK               3 ASHWOOD LANE             BASKING RIDGE      NJ     07920      $337,842.50


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131164     HAMILTON,BRANSON S           7.875      .250    7.625     .0500     7.575     12/01/2025
  600131166     LIFSON,ALBERT                7.875      .250    7.625     .0500     7.575     11/01/2025
  600131168     POIANI,GEORGE J              7.875      .250    7.625     .0500     7.575     12/01/2025
  600131169     VALLARIO,WILLIAM             7.875      .250    7.625     .0500     7.575     11/01/2025
  600131170     ROOP,GERALD                  7.875      .250    7.625     .0500     7.575     01/01/2026
  600131172     WINTERMUTE,DAVID A           8.125      .250    7.875     .0500     7.825     01/01/2026
  600131173     HEALY,DONALD                 7.875      .250    7.625     .0500     7.575     01/01/2026
  600131174     SALERNO,FRANK R              7.750      .250    7.500     .0500     7.450     01/01/2026
  600131177     PRICE,D SCOTT                7.875      .250    7.625     .0500     7.575     12/01/2025
  600131178     RICCARDI,LOUIS M             7.875      .250    7.625     .0500     7.575     12/01/2025
  600131180     VANCHIERI,SAMUEL             8.000      .250    7.750     .0500     7.700     11/01/2025
  600131185     MC GOVERN,KEVIN B            8.000      .250    7.750     .0500     7.700     02/01/2026
  600131191     SOLOMON,BARRY                7.750      .250    7.500     .0500     7.450     02/01/2026
  600131192     HALPERN,MARK                 7.750      .250    7.500     .0500     7.450     12/01/2025


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131164     HAMILTON,BRANSON S         1105260812                 $3,045.30                  03/01/1998             360
  600131166     LIFSON,ALBERT              1105260879                 $2,225.97                  03/01/1998             360
  600131168     POIANI,GEORGE J            1105261059                 $2,283.97                  03/01/1998             360
  600131169     VALLARIO,WILLIAM           1105261158                 $2,537.75                  03/01/1998             360
  600131170     ROOP,GERALD                1105261356                 $2,755.27                  03/01/1998             360
  600131172     WINTERMUTE,DAVID A         1105261380                 $4,343.61                  03/01/1998             360
  600131173     HEALY,DONALD               1105261398                 $3,009.04                  03/01/1998             360
  600131174     SALERNO,FRANK R            1105261406                 $2,643.57                  03/01/1998             360
  600131177     PRICE,D SCOTT              1105261596                 $4,321.42                  03/01/1998             360
  600131178     RICCARDI,LOUIS M           1105261638                 $3,262.82                  03/01/1998             360
  600131180     VANCHIERI,SAMUEL           1105261695                 $2,260.00                  03/01/1998             360
  600131185     MC GOVERN,KEVIN B          1105262305                 $2,237.99         2        03/01/1998             360
  600131191     SOLOMON,BARRY              1105262586                 $2,192.23         2        03/01/1998             360
  600131192     HALPERN,MARK               1105262875                 $2,471.63                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131164     HAMILTON,BRANSON S                                                                            $525,826.00    N
  600131166     LIFSON,ALBERT                                                                                 $386,000.00    N
  600131168     POIANI,GEORGE J                                                                               $400,000.00    N
  600131169     VALLARIO,WILLIAM                                                                              $493,000.00    N
  600131170     ROOP,GERALD                                                                                   $500,000.00    N
  600131172     WINTERMUTE,DAVID A                                                                            $850,000.00    N
  600131173     HEALY,DONALD                                                                                  $860,000.00    N
  600131174     SALERNO,FRANK R                                                                               $569,000.00    N
  600131177     PRICE,D SCOTT                                                                                 $745,000.00    N
  600131178     RICCARDI,LOUIS M                                                                              $700,000.00    N
  600131180     VANCHIERI,SAMUEL                                                                              $385,000.00    N
  600131185     MC GOVERN,KEVIN B                                                                             $360,000.00    N
  600131191     SOLOMON,BARRY                                                                                 $542,000.00    N
  600131192     HALPERN,MARK                                                                                  $480,000.00    N


 (vlegal.ace v1.4)                                                 Page   29
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131193     HWANG,GORDON               10 DOGWOOD LANE            BOONTON            NJ     07005      $310,631.90
  600131194     EIDMAN,DAVID               99 EAST LINDEN AVE         ENGLEWOOD          NJ     07631      $315,005.57
  600131198     BOLKA,DAVID F              25 OGDEN PLACE             MORRISTOWN         NJ     07960      $313,769.26
  600131202     DOYLE,DENNIS A             4 BRANNICK DRIVE           MADISON            NJ     07940      $377,377.65
  600131203     ROTHMAN,RICHARD P          40 LINCOLN STREET          DEMAREST           NJ     07627      $300,936.45
  600131204     CONSOLAZIO,JOSEPH          10 BETRENS DRIVE           HANOVER TWP        NJ     07981      $330,676.97
  600131205     GOPINATH,BHASKARPILLAI     118 REDMONT ROAD           WATCHUNG           NJ     07060      $346,401.93
  600131207     TAKACS,GERALD J            18 INDEPENDECE WAY         TITUSVILLE         NJ     08560      $338,573.61
  600131211     MILLER,DENISE              18 SALTER DRIVE            MONTVILLE          NJ     07045      $336,920.49
  600131219     ALEXANDER,MICHAEL B        17 DOWNINGTOWN COURT       WARREN             NJ     07059      $589,535.67
  600131225     FRITZ,ANNE B               18 BROOKSIDE               GLADSTONE          NJ     07934      $342,541.19
  600131229     LIU,HUNG CHANG             35 BUCKINGHAM DRIVE        BELLEMEAD          NJ     08502      $337,950.40
  600131232     YEN,LEE                    8 JEAN DRIVE               ENGLEWOOD          NJ     07632      $325,153.57
  600131238     TOY,WILLIAM W              4 PALM  COURT              EDISON             NJ     08820      $493,286.90


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131193     HWANG,GORDON                 7.875      .250    7.625     .0500     7.575     01/01/2026
  600131194     EIDMAN,DAVID                 7.875      .250    7.625     .0500     7.575     12/01/2025
  600131198     BOLKA,DAVID F                7.875      .250    7.625     .0500     7.575     01/01/2026
  600131202     DOYLE,DENNIS A               7.750      .250    7.500     .0500     7.450     02/01/2026
  600131203     ROTHMAN,RICHARD P            7.875      .250    7.625     .0500     7.575     12/01/2025
  600131204     CONSOLAZIO,JOSEPH            8.000      .250    7.750     .0500     7.700     05/01/2026
  600131205     GOPINATH,BHASKARPILLAI       8.250      .250    8.000     .0500     7.950     04/01/2026
  600131207     TAKACS,GERALD J              7.875      .250    7.625     .0500     7.575     02/01/2026
  600131211     MILLER,DENISE                8.075      .250    7.825     .0500     7.775     06/01/2026
  600131219     ALEXANDER,MICHAEL B          7.750      .250    7.500     .0500     7.450     04/01/2026
  600131225     FRITZ,ANNE B                 7.875      .250    7.625     .0500     7.575     05/01/2026
  600131229     LIU,HUNG CHANG               7.875      .250    7.625     .0500     7.575     05/01/2026
  600131232     YEN,LEE                      8.250      .250    8.000     .0500     7.950     04/01/2026
  600131238     TOY,WILLIAM W                7.750      .250    7.500     .0500     7.450     09/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131193     HWANG,GORDON               1105262891                 $2,320.23                  03/01/1998             360
  600131194     EIDMAN,DAVID               1105263030                 $2,356.48                  03/01/1998             360
  600131198     BOLKA,DAVID F              1105263394                 $2,320.23                  03/01/1998             360
  600131202     DOYLE,DENNIS A             1105263857                 $2,865.65                  03/01/1998             360
  600131203     ROTHMAN,RICHARD P          1105263881                 $2,244.82        12        03/01/1998             360
  600131204     CONSOLAZIO,JOSEPH          1105264640                 $2,465.45                  03/01/1998             360
  600131205     GOPINATH,BHASKARPILLAI     1105264863                 $2,644.46                  03/01/1998             360
  600131207     TAKACS,GERALD J            1105265233                 $2,501.49                  03/01/1998             360
  600131211     MILLER,DENISE              1105266793                 $2,527.38         2        03/01/1998             360
  600131219     ALEXANDER,MICHAEL B        1105268302                 $4,298.48                  03/01/1998             360
  600131225     FRITZ,ANNE B               1105268757                 $2,537.75                  03/01/1998             360
  600131229     LIU,HUNG CHANG             1105269078                 $2,537.75                  03/01/1998             360
  600131232     YEN,LEE                    1105269250                 $2,494.21                  03/01/1998             360
  600131238     TOY,WILLIAM W              1105270191                 $3,582.06                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131193     HWANG,GORDON                                                                                  $400,000.00    N
  600131194     EIDMAN,DAVID                                                                                  $475,000.00    N
  600131198     BOLKA,DAVID F                                                                                 $590,000.00    N
  600131202     DOYLE,DENNIS A                                                                                $685,000.00    N
  600131203     ROTHMAN,RICHARD P                                                                             $344,000.00    N
  600131204     CONSOLAZIO,JOSEPH                                                                             $420,000.00    N
  600131205     GOPINATH,BHASKARPILLAI                                                                        $440,000.00    N
  600131207     TAKACS,GERALD J                                                                               $510,000.00    N
  600131211     MILLER,DENISE                                                                                 $380,000.00    N
  600131219     ALEXANDER,MICHAEL B                                                                           $760,000.00    N
  600131225     FRITZ,ANNE B                                                                                  $515,000.00    N
  600131229     LIU,HUNG CHANG                                                                                $439,267.00    N
  600131232     YEN,LEE                                                                                       $415,000.00    N
  600131238     TOY,WILLIAM W                                                                                 $642,800.00    N


 (vlegal.ace v1.4)                                                 Page   30
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131240     LINN,JAMES E               53 SPRING STREET           HARRINGTON PARK    NJ     07640      $304,746.39
  600131241     MALACHOWSKI,WILLIAM J      141 BERKELEY PLACE         GLEN ROCK          NJ     07452      $307,521.70
  600131254     STEFFENS SR,DAVID W J      22 ARVIDA DRIVE            PENNINGTON         NJ     08534      $372,417.83
  600131255     FREDA,PETER J              2 ABBOTT HOLLOW COURT      MARTINSVILLE       NJ     08836      $303,675.41
  600131257     WARSH,JEFF                 626 ARLINGTON AVENUE       WESTFIELD          NJ     07090      $332,312.37
  600131262     BLINDER,ALAN               30 OLD FARMSTEAD ROAD      CHESTER            NJ     07930      $395,249.14
  600131272     BACHNER,MICHAEL            28 ASPEN DRIVE             LIVINGSTON         NJ     07039      $396,489.23
  600131273     MARTURANA,ADAM             9 PACE FARM ROAD           TEWKSBURY          NJ     07830      $357,113.10
  600131278     FIELDMAN,ROBERT J          60 BELLEVUE AVENUE         MONTCLAIR          NJ     07043      $577,565.46
  600131280     ISRALOWITZ,JASON P         53 ELIZABETH COURT         NEW PROVIDENCE     NJ     07974      $298,802.45
  600131284     LAWINSKI,ROBERT C          42 FOXBORO ROAD            WAYNE              NJ     07470      $313,677.77
  600131292     HARMS,NANCY W              28 DARREN DRIVE            MARTINSVILLE       NJ     08836      $321,844.77
  600131297     MILNE,WILLIAM M            30 CANTERBURY ROAD         DENVILLE           NJ     07834      $394,194.21
  600131299     ALLISS,DAVID               6 PADDOCK COURT            BRANCHBURG         NJ     08876      $350,225.52


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131240     LINN,JAMES E                 8.000      .250    7.750     .0500     7.700     05/01/2026
  600131241     MALACHOWSKI,WILLIAM J        8.250      .250    8.000     .0500     7.950     06/01/2026
  600131254     STEFFENS SR,DAVID W J        8.500      .250    8.250     .0500     8.200     06/01/2026
  600131255     FREDA,PETER J                8.375      .250    8.125     .0500     8.075     08/01/2026
  600131257     WARSH,JEFF                   8.000      .250    7.750     .0500     7.700     07/01/2026
  600131262     BLINDER,ALAN                 8.375      .250    8.125     .0500     8.075     09/01/2026
  600131272     BACHNER,MICHAEL              7.750      .250    7.500     .0500     7.450     03/01/2027
  600131273     MARTURANA,ADAM               7.750      .250    7.500     .0500     7.450     04/01/2027
  600131278     FIELDMAN,ROBERT J            7.875      .250    7.625     .0500     7.575     09/01/2027
  600131280     ISRALOWITZ,JASON P           8.125      .250    7.875     .0500     7.825     09/01/2027
  600131284     LAWINSKI,ROBERT C            7.875      .250    7.625     .0500     7.575     09/01/2027
  600131292     HARMS,NANCY W                7.625      .250    7.375     .0500     7.325     08/01/2025
  600131297     MILNE,WILLIAM M              7.625      .250    7.375     .0500     7.325     01/01/2026
  600131299     ALLISS,DAVID                 7.625      .250    7.375     .0500     7.325     03/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131240     LINN,JAMES E               1105270324                 $2,284.95         1        03/01/1998             360
  600131241     MALACHOWSKI,WILLIAM J      1105270332                 $2,343.96                  03/01/1998             360
  600131254     STEFFENS SR,DAVID W J      1105272114                 $2,906.49        12        03/01/1998             360
  600131255     FREDA,PETER J              1105272122                 $2,342.92                  03/01/1998             360
  600131257     WARSH,JEFF                 1105272825                 $2,476.46         2        03/01/1998             360
  600131262     BLINDER,ALAN               1105274219                 $3,040.29                  03/01/1998             360
  600131272     BACHNER,MICHAEL            1105281628                 $2,865.65                  03/01/1998             360
  600131273     MARTURANA,ADAM             1105281834                 $2,579.08                  03/01/1998             360
  600131278     FIELDMAN,ROBERT J          1105288979                 $4,205.40                  03/01/1998             360
  600131280     ISRALOWITZ,JASON P         1105289225                 $2,227.49                  03/01/1998             360
  600131284     LAWINSKI,ROBERT C          1105290025                 $2,283.97                  03/01/1998             360
  600131292     HARMS,NANCY W              1105256158                 $2,335.72                  03/01/1998             360
  600131297     MILNE,WILLIAM M            1105261646                 $2,848.17                  03/01/1998             360
  600131299     ALLISS,DAVID               1105262115                 $2,526.12         2        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131240     LINN,JAMES E                                                                                  $346,000.00    N
  600131241     MALACHOWSKI,WILLIAM J                                                                         $416,000.00    N
  600131254     STEFFENS SR,DAVID W J                                                                         $420,000.00    N
  600131255     FREDA,PETER J                                                                                 $411,000.00    N
  600131257     WARSH,JEFF                                                                                    $375,000.00    N
  600131262     BLINDER,ALAN                                                                                  $600,000.00    N
  600131272     BACHNER,MICHAEL                                                                               $635,000.00    N
  600131273     MARTURANA,ADAM                                                                                $525,000.00    N
  600131278     FIELDMAN,ROBERT J                                                                             $745,000.00    N
  600131280     ISRALOWITZ,JASON P                                                                            $379,500.00    N
  600131284     LAWINSKI,ROBERT C                                                                             $405,000.00    N
  600131292     HARMS,NANCY W                                                                                 $525,000.00    N
  600131297     MILNE,WILLIAM M                                                                               $503,000.00    N
  600131299     ALLISS,DAVID                                                                                  $396,588.00    N


 (vlegal.ace v1.4)                                                 Page   31
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600131312     YELLIN,STANLEY J           91 TAYLOR DRIVE            CLOSTER            NJ     07624      $343,094.39
  600131315     HODGE,ROBERT P             5 FAWN HILL COURT          RANDOLPH TWP       NJ     07869      $334,490.30
  600131323     KENNEDY,TIMOTHY J          315 KIMBALL AVENUE         WESTFIELD          NJ     07090      $332,950.05
  600131325     KAY,HEATHER PITOCK         142 UPKIDES MILL ROAD      MONTGOMERY TOWN    NJ     08502      $341,783.49
  600131918     FREIBURGHOUSE,KENT, KATHL  2220 PLANT AVENUE          REDONDO BEACH      CA     90278      $239,803.27
  600131947     LUDD,THOMAS,WENDY          6260 ACACIA STREET         LOS ANGELES        CA     90056      $282,384.96
  600131956     MYERS/RODENBERG,ANDREW/JO  3740 CAMEO LANE            SAN DIEGO          CA     92111      $242,100.00
  600131962     HAMRE,ERIC,TAMARA          3429 179TH AVENUE EAST     SUMNER             WA     98390      $270,798.88
  600131966     BARON,ZELMAN,LUDMILA       3325 ANZA STREET           SAN FRANCISCO      CA     94121      $351,300.00
  600131999     GORE,JOHN, CYNTHIA         3412 FISHTRAP LOOP NORTHE  OLYMPIA            WA     98506      $270,000.00
  600132000     HANKINS,KAREN,DOUGLAS      111 MARINA DRIVE           PORT TOWNSEND      WA     98368      $264,000.00
  600132002     DEOCAMPO-VINCEN,JAMES,MEL  117 RAVENWOOD WAY          SOUTH SAN FRANC    CA     94080      $272,500.00
  600132006     VAN DUSEN,STEVEN           928 CALLE VERDE            MARTINEZ           CA     94553      $324,800.00
  600132013     HENSON,WAYNE/SHERRY        20228 SOUTH MATTOON ROAD   ESTACADA           OR     97023      $252,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600131312     YELLIN,STANLEY J             7.625      .250    7.375     .0500     7.325     02/01/2026
  600131315     HODGE,ROBERT P               7.625      .250    7.375     .0500     7.325     06/01/2026
  600131323     KENNEDY,TIMOTHY J            7.625      .250    7.375     .0500     7.325     05/01/2026
  600131325     KAY,HEATHER PITOCK           7.625      .250    7.375     .0500     7.325     04/01/2026
  600131918     FREIBURGHOUSE,KENT, KATHL    7.000      .750    6.250     .0400     6.210     02/01/2028
  600131947     LUDD,THOMAS,WENDY            7.375      .750    6.625     .0400     6.585     02/01/2028
  600131956     MYERS/RODENBERG,ANDREW/JO    7.375      .750    6.625     .0400     6.585     03/01/2028
  600131962     HAMRE,ERIC,TAMARA            7.500      .750    6.750     .0400     6.710     02/01/2028
  600131966     BARON,ZELMAN,LUDMILA         7.500      .750    6.750     .0400     6.710     03/01/2028
  600131999     GORE,JOHN, CYNTHIA           7.625      .750    6.875     .0400     6.835     03/01/2028
  600132000     HANKINS,KAREN,DOUGLAS        7.625      .750    6.875     .0400     6.835     03/01/2028
  600132002     DEOCAMPO-VINCEN,JAMES,MEL    7.625      .750    6.875     .0400     6.835     03/01/2028
  600132006     VAN DUSEN,STEVEN             7.625      .750    6.875     .0400     6.835     03/01/2028
  600132013     HENSON,WAYNE/SHERRY          7.625      .750    6.875     .0400     6.835     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600131312     YELLIN,STANLEY J           1105264871                 $2,477.28                  03/01/1998             360
  600131315     HODGE,ROBERT P             1105265829                 $2,406.50                  03/01/1998             360
  600131323     KENNEDY,TIMOTHY J          1105267742                 $2,398.72        12        03/01/1998             360
  600131325     KAY,HEATHER PITOCK         1105268070                 $2,463.12                  03/01/1998             360
  600131918     FREIBURGHOUSE,KENT, KATHL  568247                     $1,596.73                  03/01/1998             360
  600131947     LUDD,THOMAS,WENDY          568256                     $1,951.85         1        03/01/1998             360
  600131956     MYERS/RODENBERG,ANDREW/JO  579626                     $1,672.12         2        03/01/1998             360
  600131962     HAMRE,ERIC,TAMARA          561263                     $1,894.87                  03/01/1998             360
  600131966     BARON,ZELMAN,LUDMILA       564765                     $2,456.34                  03/01/1998             360
  600131999     GORE,JOHN, CYNTHIA         561558                     $1,911.04                  03/01/1998             360
  600132000     HANKINS,KAREN,DOUGLAS      561643                     $1,868.58                  03/01/1998             360
  600132002     DEOCAMPO-VINCEN,JAMES,MEL  562239                     $1,928.74                  03/01/1998             360
  600132006     VAN DUSEN,STEVEN           563889                     $2,298.91                  03/01/1998             360
  600132013     HENSON,WAYNE/SHERRY        565228                     $1,783.64                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600131312     YELLIN,STANLEY J                                                                              $465,000.00    N
  600131315     HODGE,ROBERT P                                                                                $475,000.00    N
  600131323     KENNEDY,TIMOTHY J                                                                             $390,000.00    N
  600131325     KAY,HEATHER PITOCK                                                                            $450,000.00    N
  600131918     FREIBURGHOUSE,KENT, KATHL                                                                     $310,000.00    N
  600131947     LUDD,THOMAS,WENDY                                                                             $314,000.00    N
  600131956     MYERS/RODENBERG,ANDREW/JO                                                                     $269,000.00    N
  600131962     HAMRE,ERIC,TAMARA                                                                             $390,000.00    N
  600131966     BARON,ZELMAN,LUDMILA                                                                          $705,000.00    N
  600131999     GORE,JOHN, CYNTHIA                                                                            $370,000.00    N
  600132000     HANKINS,KAREN,DOUGLAS                                                                         $330,000.00    N
  600132002     DEOCAMPO-VINCEN,JAMES,MEL                                                                     $350,000.00    N
  600132006     VAN DUSEN,STEVEN                                                                              $406,000.00    N
  600132013     HENSON,WAYNE/SHERRY                                                                           $315,000.00    N


 (vlegal.ace v1.4)                                                 Page   32
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132020     SCHANTZ,KURT/JANET         7851 BERNER STREET         LONG BEACH         CA     90808      $266,057.30
  600132034     MOXLEY,MICHAEL,LESLIE      32 CRAGS COURT             SAN FRANCISCO      CA     94131      $312,000.00
  600132045     MCKINNEY,JAMES,JEAN        39795 NORTH OLD STAGE ROA  CAVE CREEK         AZ     85331      $323,000.00
  600132046     ROBERTS,RICHARD,PATRICI    760 CAMELOT PARKWAY        EL CAJON           CA     92019      $262,500.00
  600132056     SARKISSIAN,REUBEN,VERONIC  1016 HARLAN COURT          SAN JOSE           CA     95129      $240,000.00
  600132080     NOREGAARD,RAY,JOAN         7505 SOUTHEAST ARNOLD WAY  PORTLAND           OR     97236      $228,000.00
  600132089     ANGUS/FLACH,MARTHA/CHRIS   1740 FRANKLIN STREET UNIT  SAN FRANCISCO      CA     94109      $344,756.51
  600132091     ARDI,RICHARD               18770 MAPLEWOOD LANE       NORTHRIDGE         CA     91326      $387,726.15
  600132094     SLAUGHTER,MARION           8530 VINE VALLEY DRIVE     LOS ANGELES        CA     91352      $243,200.00
  600132095     BARBOLAK,MARK, NICOLE      812 BARD STREET            HERMOSA BEACH      CA     90254      $272,000.00
  600132100     TUTTLE/ZAFIRIS,STEPHANIE/  1728 SUNSET AVENUE         SANTA MONICA       CA     90405      $290,000.00
  600132111     BAKER,ROBERT,JANELLE       37303 PINEHURST TERRACE    FREMONT            CA     94536      $240,000.00
  600132117     OKADA,KOICHI, IZUMI        1018 BELVEDERE LANE        SAN JOSE           CA     95129      $294,791.79
  600132118     PINTER,KEITH,BARBARA       10 GOLF RIDGE DRIVE        DOVE CANYON ARE    CA     92679      $324,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132020     SCHANTZ,KURT/JANET           7.625      .750    6.875     .0400     6.835     02/01/2028
  600132034     MOXLEY,MICHAEL,LESLIE        7.625      .750    6.875     .0400     6.835     03/01/2028
  600132045     MCKINNEY,JAMES,JEAN          7.750      .750    7.000     .0400     6.960     03/01/2028
  600132046     ROBERTS,RICHARD,PATRICI      7.750      .750    7.000     .0400     6.960     03/01/2028
  600132056     SARKISSIAN,REUBEN,VERONIC    7.750      .750    7.000     .0400     6.960     03/01/2028
  600132080     NOREGAARD,RAY,JOAN           7.750      .750    7.000     .0400     6.960     03/01/2028
  600132089     ANGUS/FLACH,MARTHA/CHRIS     7.750      .750    7.000     .0400     6.960     02/01/2028
  600132091     ARDI,RICHARD                 7.750      .750    7.000     .0400     6.960     02/01/2028
  600132094     SLAUGHTER,MARION             7.750      .750    7.000     .0400     6.960     03/01/2028
  600132095     BARBOLAK,MARK, NICOLE        7.750      .750    7.000     .0400     6.960     03/01/2028
  600132100     TUTTLE/ZAFIRIS,STEPHANIE/    7.750      .750    7.000     .0400     6.960     03/01/2028
  600132111     BAKER,ROBERT,JANELLE         7.750      .750    7.000     .0400     6.960     03/01/2028
  600132117     OKADA,KOICHI, IZUMI          7.750      .750    7.000     .0400     6.960     02/01/2028
  600132118     PINTER,KEITH,BARBARA         7.750      .750    7.000     .0400     6.960     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132020     SCHANTZ,KURT/JANET         568150                     $1,884.50                  03/01/1998             360
  600132034     MOXLEY,MICHAEL,LESLIE      573730                     $2,208.32                  03/01/1998             360
  600132045     MCKINNEY,JAMES,JEAN        537754                     $2,314.01                  03/01/1998             360
  600132046     ROBERTS,RICHARD,PATRICI    549014                     $1,880.58                  03/01/1998             360
  600132056     SARKISSIAN,REUBEN,VERONIC  555841                     $1,719.39                  03/01/1998             360
  600132080     NOREGAARD,RAY,JOAN         565305                     $1,633.42                  03/01/1998             360
  600132089     ANGUS/FLACH,MARTHA/CHRIS   568127                     $2,471.62                  03/01/1998             360
  600132091     ARDI,RICHARD               568276                     $2,779.68                  03/01/1998             360
  600132094     SLAUGHTER,MARION           570190                     $1,742.31                  03/01/1998             360
  600132095     BARBOLAK,MARK, NICOLE      570365                     $1,948.64                  03/01/1998             360
  600132100     TUTTLE/ZAFIRIS,STEPHANIE/  571310                     $2,077.60                  03/01/1998             360
  600132111     BAKER,ROBERT,JANELLE       573822                     $1,719.39                  03/01/1998             360
  600132117     OKADA,KOICHI, IZUMI        574687                     $2,113.42                  03/01/1998             360
  600132118     PINTER,KEITH,BARBARA       575785                     $2,321.18                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132020     SCHANTZ,KURT/JANET                                                                            $355,000.00    N
  600132034     MOXLEY,MICHAEL,LESLIE                                                                         $390,000.00    N
  600132045     MCKINNEY,JAMES,JEAN                                                                           $570,000.00    N
  600132046     ROBERTS,RICHARD,PATRICI                                                                       $350,000.00    N
  600132056     SARKISSIAN,REUBEN,VERONIC                                                                     $520,000.00    N
  600132080     NOREGAARD,RAY,JOAN                                                                            $285,000.00    N
  600132089     ANGUS/FLACH,MARTHA/CHRIS                                                                      $460,000.00    N
  600132091     ARDI,RICHARD                                                                                  $485,600.00    N
  600132094     SLAUGHTER,MARION                                                                              $304,000.00    N
  600132095     BARBOLAK,MARK, NICOLE                                                                         $340,000.00    N
  600132100     TUTTLE/ZAFIRIS,STEPHANIE/                                                                     $375,000.00    N
  600132111     BAKER,ROBERT,JANELLE                                                                          $300,646.00    N
  600132117     OKADA,KOICHI, IZUMI                                                                           $445,000.00    N
  600132118     PINTER,KEITH,BARBARA                                                                          $432,000.00    N


 (vlegal.ace v1.4)                                                 Page   33
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132121     RATH,SHERRY A              130 TREASURE LANE          BLAINE COUNTY      ID     83333      $232,500.00
  600132129     O'GRADY,CHRIS,TERRI        8 EISENHOWER LANE          COTO DE CAZA AR    CA     92679      $367,700.00
  600132145     TYLER,ROY, PAULA           4502 GREENMEADOWS AVENUE   TORRANCE           CA     90505      $259,640.97
  600132146     DENG,DANNY, CANDICE        1359 EDGEWOOD ROAD         REDWOOD CITY       CA     94062      $384,468.35
  600132147     ALMAJDALANI/ALM,MOUHANNAD  17 BUENA VISTA ROAD        SOUTH SAN FRANC    CA     94080      $391,950.00
  600132153     BOCK,DOROTHY Y.            1716 EDGEMOOR LANE         EVERETT            WA     98203      $280,000.00
  600132158     RODGERS,LORI               267 SANTA ROSA AVENUE      SAUSALITO          CA     94965      $345,000.00
  600132160     FAN,LI-PING                831 COLUMBA LANE           FOSTER CITY        CA     94404      $276,800.00
  600132161     DUBER,RICHARD SCOTT        191 AVENIDA DRIVE          BERKELEY           CA     94708      $299,793.54
  600132162     MALLARI,ROMEO,LOURDES      4023 AVIGNON LANE          SAN JOSE           CA     95135      $385,550.00
  600132171     POLLETT,STEPHEN,LUCILLE    24006 VISTA VICENTE COURT  RAMONA             CA     92065      $239,834.83
  600132175     SU,PAUL SZU YUAN           23 BRISTLECONE             IRVINE             CA     92620      $271,962.70
  600132179     HOSKINS,PHILLIP/PATRICA    603 CALLE REAL             SAN CLEMENTE       CA     92673      $314,783.22
  600132181     KIRSCH,DAVID, MAUREEN      7 LA SOLITA                FOOTHILL RANCH     CA     92610      $247,829.33


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132121     RATH,SHERRY A                7.875      .750    7.125     .0400     7.085     03/01/2028
  600132129     O'GRADY,CHRIS,TERRI          7.875      .750    7.125     .0400     7.085     03/01/2028
  600132145     TYLER,ROY, PAULA             7.875      .750    7.125     .0400     7.085     01/01/2028
  600132146     DENG,DANNY, CANDICE          7.875      .750    7.125     .0400     7.085     01/01/2028
  600132147     ALMAJDALANI/ALM,MOUHANNAD    7.875      .750    7.125     .0400     7.085     03/01/2028
  600132153     BOCK,DOROTHY Y.              7.875      .750    7.125     .0400     7.085     03/01/2028
  600132158     RODGERS,LORI                 7.875      .750    7.125     .0400     7.085     03/01/2028
  600132160     FAN,LI-PING                  7.875      .750    7.125     .0400     7.085     03/01/2028
  600132161     DUBER,RICHARD SCOTT          7.875      .750    7.125     .0400     7.085     02/01/2028
  600132162     MALLARI,ROMEO,LOURDES        7.875      .750    7.125     .0400     7.085     03/01/2028
  600132171     POLLETT,STEPHEN,LUCILLE      7.875      .750    7.125     .0400     7.085     02/01/2028
  600132175     SU,PAUL SZU YUAN             7.875      .750    7.125     .0400     7.085     02/01/2028
  600132179     HOSKINS,PHILLIP/PATRICA      7.875      .750    7.125     .0400     7.085     02/01/2028
  600132181     KIRSCH,DAVID, MAUREEN        7.875      .750    7.125     .0400     7.085     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132121     RATH,SHERRY A              517767                     $1,685.79                  03/01/1998             360
  600132129     O'GRADY,CHRIS,TERRI        548173                     $2,666.08                  03/01/1998             360
  600132145     TYLER,ROY, PAULA           557580                     $1,885.18                  03/01/1998             360
  600132146     DENG,DANNY, CANDICE        557604                     $2,791.52                  03/01/1998             360
  600132147     ALMAJDALANI/ALM,MOUHANNAD  558951                     $2,841.91                  03/01/1998             360
  600132153     BOCK,DOROTHY Y.            561582                     $2,030.19                  03/01/1998             360
  600132158     RODGERS,LORI               563930                     $2,501.49                  03/01/1998             360
  600132160     FAN,LI-PING                564112                     $2,006.99                  03/01/1998             360
  600132161     DUBER,RICHARD SCOTT        564131                     $2,175.21                  03/01/1998             360
  600132162     MALLARI,ROMEO,LOURDES      564165                     $2,795.51                  03/01/1998             360
  600132171     POLLETT,STEPHEN,LUCILLE    566451                     $1,740.17                  03/01/1998             360
  600132175     SU,PAUL SZU YUAN           567514                     $1,973.28                  03/01/1998             360
  600132179     HOSKINS,PHILLIP/PATRICA    568174                     $2,283.97                  03/01/1998             360
  600132181     KIRSCH,DAVID, MAUREEN      568203                     $1,798.17                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132121     RATH,SHERRY A                                                                                 $310,000.00    N
  600132129     O'GRADY,CHRIS,TERRI                                                                           $459,660.00    N
  600132145     TYLER,ROY, PAULA                                                                              $380,000.00    N
  600132146     DENG,DANNY, CANDICE                                                                           $645,000.00    N
  600132147     ALMAJDALANI/ALM,MOUHANNAD                                                                     $490,000.00    N
  600132153     BOCK,DOROTHY Y.                                                                               $350,000.00    N
  600132158     RODGERS,LORI                                                                                  $485,000.00    N
  600132160     FAN,LI-PING                                                                                   $346,000.00    N
  600132161     DUBER,RICHARD SCOTT                                                                           $375,000.00    N
  600132162     MALLARI,ROMEO,LOURDES                                                                         $481,944.00    N
  600132171     POLLETT,STEPHEN,LUCILLE                                                                       $300,000.00    N
  600132175     SU,PAUL SZU YUAN                                                                              $362,900.00    N
  600132179     HOSKINS,PHILLIP/PATRICA                                                                       $410,000.00    N
  600132181     KIRSCH,DAVID, MAUREEN                                                                         $310,000.00    N


 (vlegal.ace v1.4)                                                 Page   34
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132188     ARTHUR,BRUCE,JOAN          12690 ARABIAN LANE         GALT               CA     95632      $269,814.19
  600132189     NGUYEN/HUYNH,TRI H / TRAM  3579 PLEASANT KNOLL DRIVE  SAN JOSE           CA     95148      $299,793.54
  600132190     WOODS,STEVE,CAROL          2029 CORRAL CANYON ROAD    MALIBU             CA     90265      $288,000.00
  600132192     DIETRICH,ROBERT,ALMA       2212 LAWTON DRIVE          LEMON GROVE        CA     91945      $230,400.00
  600132202     HOUSMAN,RONALD             22457 DE KALB DRIVE        CALABASAS          CA     91302      $300,000.00
  600132203     HOWSON,ROBERT              611 ST. ANNS DRIVE         LAGUNA BEACH       CA     92651      $228,000.00
  600132205     WOODYARD,MARK,MICHELLE     8 LA PURISIMA              RANCHO SANTA       CA     92688      $230,000.00
  600132206     VINCZE,JAMES               775 MIDWAY STREET          SAN DIEGO          CA     92037      $265,000.00
  600132225     JENKINS,ROBERT, ADRIENN    26481 LOMA VERDE           MISSION VIEJO      CA     92691      $238,335.87
  600132228     ABRAHAMI,GONEN,RENATA      13030 GREENLEAF STREET     LOS ANGELES        CA     91604      $356,000.00
  600132229     JAHANGARD,ROY              7514 WEST 90TH STREET      LOS ANGELES        CA     90045      $232,000.00
  600132231     SPAIN,DELBERT,JEANNE       3923 BLEDSOE AVENUE        LOS ANGELES        CA     90066      $288,000.00
  600132234     SABZEROU,MICHAEL,SEPIDEH   9 ALEGRIA                  IRVINE             CA     92620      $292,800.00
  600132268     KHOURY,ELIAS,GLADYS        712 JUNIPERO SERRA BOULEV  SAN FRANCISCO      CA     94127      $397,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132188     ARTHUR,BRUCE,JOAN            7.875      .750    7.125     .0400     7.085     02/01/2028
  600132189     NGUYEN/HUYNH,TRI H / TRAM    7.875      .750    7.125     .0400     7.085     02/01/2028
  600132190     WOODS,STEVE,CAROL            7.875      .750    7.125     .0400     7.085     03/01/2028
  600132192     DIETRICH,ROBERT,ALMA         7.875      .750    7.125     .0400     7.085     03/01/2028
  600132202     HOUSMAN,RONALD               7.875      .750    7.125     .0400     7.085     03/01/2028
  600132203     HOWSON,ROBERT                7.875      .750    7.125     .0400     7.085     03/01/2028
  600132205     WOODYARD,MARK,MICHELLE       7.875      .750    7.125     .0400     7.085     03/01/2028
  600132206     VINCZE,JAMES                 7.875      .750    7.125     .0400     7.085     03/01/2028
  600132225     JENKINS,ROBERT, ADRIENN      7.875      .750    7.125     .0400     7.085     02/01/2028
  600132228     ABRAHAMI,GONEN,RENATA        7.875      .750    7.125     .0400     7.085     03/01/2028
  600132229     JAHANGARD,ROY                7.875      .750    7.125     .0400     7.085     03/01/2028
  600132231     SPAIN,DELBERT,JEANNE         7.875      .750    7.125     .0400     7.085     03/01/2028
  600132234     SABZEROU,MICHAEL,SEPIDEH     7.875      .750    7.125     .0400     7.085     03/01/2028
  600132268     KHOURY,ELIAS,GLADYS          8.000      .750    7.250     .0400     7.210     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132188     ARTHUR,BRUCE,JOAN          568277                     $1,957.69                  03/01/1998             360
  600132189     NGUYEN/HUYNH,TRI H / TRAM  568292                     $2,175.21                  03/01/1998             360
  600132190     WOODS,STEVE,CAROL          568336                     $2,088.20                  03/01/1998             360
  600132192     DIETRICH,ROBERT,ALMA       568979                     $1,670.56                  03/01/1998             360
  600132202     HOUSMAN,RONALD             570277                     $2,175.21                  03/01/1998             360
  600132203     HOWSON,ROBERT              570284                     $1,653.16                  03/01/1998             360
  600132205     WOODYARD,MARK,MICHELLE     570397                     $1,667.66                  03/01/1998             360
  600132206     VINCZE,JAMES               570462                     $1,921.43                  03/01/1998             360
  600132225     JENKINS,ROBERT, ADRIENN    574428                     $1,729.29                  03/01/1998             360
  600132228     ABRAHAMI,GONEN,RENATA      575419                     $2,581.25                  03/01/1998             360
  600132229     JAHANGARD,ROY              575520                     $1,682.16                  03/01/1998             360
  600132231     SPAIN,DELBERT,JEANNE       575571                     $2,088.20                  03/01/1998             360
  600132234     SABZEROU,MICHAEL,SEPIDEH   576324                     $2,123.00                  03/01/1998             360
  600132268     KHOURY,ELIAS,GLADYS        560522                     $2,913.05                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132188     ARTHUR,BRUCE,JOAN                                                                             $360,000.00    N
  600132189     NGUYEN/HUYNH,TRI H / TRAM                                                                     $400,000.00    N
  600132190     WOODS,STEVE,CAROL                                                                             $360,000.00    N
  600132192     DIETRICH,ROBERT,ALMA                                                                          $288,000.00    N
  600132202     HOUSMAN,RONALD                                                                                $375,000.00    N
  600132203     HOWSON,ROBERT                                                                                 $285,000.00    N
  600132205     WOODYARD,MARK,MICHELLE                                                                        $290,000.00    N
  600132206     VINCZE,JAMES                                                                                  $360,000.00    N
  600132225     JENKINS,ROBERT, ADRIENN                                                                       $305,000.00    N
  600132228     ABRAHAMI,GONEN,RENATA                                                                         $445,000.00    N
  600132229     JAHANGARD,ROY                                                                                 $290,000.00    N
  600132231     SPAIN,DELBERT,JEANNE                                                                          $360,000.00    N
  600132234     SABZEROU,MICHAEL,SEPIDEH                                                                      $366,000.00    N
  600132268     KHOURY,ELIAS,GLADYS                                                                           $560,000.00    N


 (vlegal.ace v1.4)                                                 Page   35
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132278     ABEL,S. DAWN               2424 JEFFERSON AVENUE      REDWOOD CITY       CA     94062      $300,000.00
  600132288     MCPETRIE,WENDY             2288 VIA APRILIA           DEL MAR            CA     92014      $265,000.00
  600132302     NEVAREZ/CARRERA,JOEL,MARG  4551 WEST 173RD STREET     LAWNDALE           CA     90260      $292,500.00
  600132340     NELSON,CLIFFORD,DEBORA     265 EAST SPYGLASS DRIVE    STANSBURY PARK     UT     84074      $252,000.00
  600132344     RAIDERS/ZUNDEL,PAUL/CLAUD  8722 SOUTH AULT LANE       MORRISON           CO     80465      $298,500.00
  600132365     BRANDT,KENT                544 BAYVIEW AVE            MILLBRAE           CA     94030      $250,000.00
  600132377     DEL MARMOL,ADOLFO,ANA M.   4104 SW VENTURA AVENUE     MIAMI              FL     33133      $229,849.55
  600132452     KUGLER,LINDA               3694 NORTH WOODHURST DRIV  COVINA AREA        CA     91724      $267,829.11
  600132480     LOWE,RAYMOND,CHARLES       1450 GUERRERO STREET       SAN FRANCISCO      CA     94110      $374,719.86
  600132484     LARIZADEH,PATRICIA         229 8TH STREET #3          SAN FRANCISCO      CA     94103      $287,016.86
  600132490     COLLEY,MARJORIE            14 GARDNER STREET          NANTUCKET          MA     02554      $306,804.24
  600132493     YARED,BESHARA, DINDA       2006 GUNN ROAD             CARMICHAEL         CA     95608      $267,829.11
  600132554     LONDON,ANDREW              3085 SAINT GEORGE STREET   LOS ANGELES        CA     90027      $329,000.00
  600132563     ERICKSON,DEBORAH           390 SANDIA CIRCLE          WESTCLIFFE         CO     81252      $285,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132278     ABEL,S. DAWN                 8.000      .750    7.250     .0400     7.210     03/01/2028
  600132288     MCPETRIE,WENDY               8.000      .750    7.250     .0400     7.210     03/01/2028
  600132302     NEVAREZ/CARRERA,JOEL,MARG    8.000      .750    7.250     .0400     7.210     03/01/2028
  600132340     NELSON,CLIFFORD,DEBORA       8.125      .750    7.375     .0400     7.335     03/01/2028
  600132344     RAIDERS/ZUNDEL,PAUL/CLAUD    8.125      .750    7.375     .0400     7.335     03/01/2028
  600132365     BRANDT,KENT                  8.125      .750    7.375     .0400     7.335     03/01/2028
  600132377     DEL MARMOL,ADOLFO,ANA M.     8.125      .750    7.375     .0400     7.335     02/01/2028
  600132452     KUGLER,LINDA                 8.250      .750    7.500     .0400     7.460     02/01/2028
  600132480     LOWE,RAYMOND,CHARLES         8.250      .750    7.500     .0400     7.460     01/01/2028
  600132484     LARIZADEH,PATRICIA           8.250      .750    7.500     .0400     7.460     02/01/2028
  600132490     COLLEY,MARJORIE              8.250      .750    7.500     .0400     7.460     02/01/2028
  600132493     YARED,BESHARA, DINDA         8.250      .750    7.500     .0400     7.460     02/01/2028
  600132554     LONDON,ANDREW                8.375      .750    7.625     .0400     7.585     03/01/2028
  600132563     ERICKSON,DEBORAH             8.375      .750    7.625     .0400     7.585     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132278     ABEL,S. DAWN               563856                     $2,201.29                  03/01/1998             360
  600132288     MCPETRIE,WENDY             566566                     $1,944.48                  03/01/1998             360
  600132302     NEVAREZ/CARRERA,JOEL,MARG  570130                     $2,146.26        12        03/01/1998             360
  600132340     NELSON,CLIFFORD,DEBORA     553464                     $1,871.09                  03/01/1998             360
  600132344     RAIDERS/ZUNDEL,PAUL/CLAUD  553583                     $2,216.35                  03/01/1998             360
  600132365     BRANDT,KENT                562562                     $1,856.24                  03/01/1998             360
  600132377     DEL MARMOL,ADOLFO,ANA M.   567588                     $1,707.74                  03/01/1998             360
  600132452     KUGLER,LINDA               557483                     $2,013.39                  03/01/1998             360
  600132480     LOWE,RAYMOND,CHARLES       567435                     $2,818.75        50        03/01/1998             360
  600132484     LARIZADEH,PATRICIA         567731                     $2,157.64                  03/01/1998             360
  600132490     COLLEY,MARJORIE            568240                     $2,306.39                  03/01/1998             360
  600132493     YARED,BESHARA, DINDA       568274                     $2,013.39                  03/01/1998             360
  600132554     LONDON,ANDREW              519476                     $2,500.64                  03/01/1998             360
  600132563     ERICKSON,DEBORAH           553467                     $2,166.21                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132278     ABEL,S. DAWN                                                                                  $375,000.00    N
  600132288     MCPETRIE,WENDY                                                                                $345,000.00    N
  600132302     NEVAREZ/CARRERA,JOEL,MARG                                                                     $325,000.00    N
  600132340     NELSON,CLIFFORD,DEBORA                                                                        $315,000.00    N
  600132344     RAIDERS/ZUNDEL,PAUL/CLAUD                                                                     $415,000.00    N
  600132365     BRANDT,KENT                                                                                   $313,000.00    N
  600132377     DEL MARMOL,ADOLFO,ANA M.                                                                      $380,000.00    N
  600132452     KUGLER,LINDA                                                                                  $335,000.00    N
  600132480     LOWE,RAYMOND,CHARLES                                                                          $465,346.83    N
  600132484     LARIZADEH,PATRICIA                                                                            $359,000.00    N
  600132490     COLLEY,MARJORIE                                                                             $1,275,000.00    N
  600132493     YARED,BESHARA, DINDA                                                                          $335,000.00    N
  600132554     LONDON,ANDREW                                                                                 $460,000.00    N
  600132563     ERICKSON,DEBORAH                                                                              $409,000.00    N


 (vlegal.ace v1.4)                                                 Page   36
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600132580     SAYLES,JANET,GEORGE L.     10920 HOMESTEAD ROAD       ARLINGTON          WA     98223      $285,000.00
  600132582     CARMICHAEL,JOHN            4799 COUGARCREEK TRAIL     RENO               NV     89509      $262,100.00
  600132593     GLASSER,HARRY, GIO         348 ARIES STREET           SAN RAFAEL         CA     94903      $261,837.15
  600132600     JOHNSON,DEANE              1047 13TH STREET           BOULDER            CO     00000      $315,000.00
  600132601     NORRIS,ROGER/DONA          6031 IRONGATE CIRCLE       HUNTINGTON BEAC    CA     92648      $299,813.53
  600132605     HJELT,JAMES, JULIE         968 FARM TO MARKET ROAD    MOUNT VERNON       WA     98273      $246,846.47
  600132675     DONNELLY,ALICE             1914 & 1914A NELSON AVENU  REDONDO BEACH      CA     90278      $288,000.00
  600132688     VENKATESH,LATCHMAN/SARASW  815 OPAL DRIVE             SAN JOSE           CA     95117      $375,000.00
  600132798     DE NUCCIO,JAMES,ALISON     2811 FRANCIS LANE          COSTA MESA         CA     92626      $237,500.00
  600132830     STEWART/MEDDING,MARSHALL/  15515 HESBY STREET         ENCINO AREA        CA     91436      $310,325.93
  600133871     SUVALLE,KAREN              984 HIGH ST                WESTWOOD           MA     02090      $239,224.91
  600133872     MOUNTCASTLE,FRANK          9319 CHEROKEE RD           RICHMOND           VA     23235      $262,701.81
  600133884     BURNHAM,DONALD             4185 W EAGLEROCK           WENATCHEE          WA     98801      $257,822.45
  600133886     BLEASE,PAUL                6628 MYRTLE BEACH DR       PLANO              TX     75093      $283,092.76


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600132580     SAYLES,JANET,GEORGE L.       8.375      .750    7.625     .0400     7.585     03/01/2028
  600132582     CARMICHAEL,JOHN              8.375      .750    7.625     .0400     7.585     03/01/2028
  600132593     GLASSER,HARRY, GIO           8.375      .750    7.625     .0400     7.585     02/01/2028
  600132600     JOHNSON,DEANE                8.375      .750    7.625     .0400     7.585     03/01/2028
  600132601     NORRIS,ROGER/DONA            8.375      .750    7.625     .0400     7.585     02/01/2028
  600132605     HJELT,JAMES, JULIE           8.375      .750    7.625     .0400     7.585     02/01/2028
  600132675     DONNELLY,ALICE               8.500      .750    7.750     .0400     7.710     03/01/2028
  600132688     VENKATESH,LATCHMAN/SARASW    8.500      .750    7.750     .0400     7.710     03/01/2028
  600132798     DE NUCCIO,JAMES,ALISON       8.750      .750    8.000     .0400     7.960     03/01/2028
  600132830     STEWART/MEDDING,MARSHALL/    8.875      .750    8.125     .0400     8.085     02/01/2028
  600133871     SUVALLE,KAREN                7.125      .250    6.875     .0500     6.825     11/01/2027
  600133872     MOUNTCASTLE,FRANK            7.500      .250    7.250     .0500     7.200     01/01/2028
  600133884     BURNHAM,DONALD               7.875      .250    7.625     .0500     7.575     03/01/2028
  600133886     BLEASE,PAUL                  7.000      .250    6.750     .0500     6.700     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600132580     SAYLES,JANET,GEORGE L.     561536                     $2,166.21                  03/01/1998             360
  600132582     CARMICHAEL,JOHN            562796                     $1,992.15                  03/01/1998             360
  600132593     GLASSER,HARRY, GIO         567574                     $1,991.39                  03/01/1998             360
  600132600     JOHNSON,DEANE              568160                     $2,394.23                  03/01/1998             360
  600132601     NORRIS,ROGER/DONA          568186                     $2,280.22                  03/01/1998             360
  600132605     HJELT,JAMES, JULIE         568251                     $1,877.38                  03/01/1998             360
  600132675     DONNELLY,ALICE             560125                     $2,214.47                  03/01/1998             360
  600132688     VENKATESH,LATCHMAN/SARASW  563861                     $2,883.43                  03/01/1998             360
  600132798     DE NUCCIO,JAMES,ALISON     558529                     $1,868.41         2        03/01/1998             360
  600132830     STEWART/MEDDING,MARSHALL/  567569                     $2,470.48         2        03/01/1998             360
  600133871     SUVALLE,KAREN              948684                     $1,616.93                  03/01/1998             360
  600133872     MOUNTCASTLE,FRANK          952559                     $1,839.64                  03/01/1998             360
  600133884     BURNHAM,DONALD             959261                     $1,870.68                  03/01/1998             360
  600133886     BLEASE,PAUL                959376                     $1,884.97        12        03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600132580     SAYLES,JANET,GEORGE L.                                                                        $420,000.00    N
  600132582     CARMICHAEL,JOHN                                                                               $327,638.00    N
  600132593     GLASSER,HARRY, GIO                                                                            $328,000.00    N
  600132600     JOHNSON,DEANE                                                                                 $450,000.00    N
  600132601     NORRIS,ROGER/DONA                                                                             $395,000.00    N
  600132605     HJELT,JAMES, JULIE                                                                            $338,000.00    N
  600132675     DONNELLY,ALICE                                                                                $360,000.00    N
  600132688     VENKATESH,LATCHMAN/SARASW                                                                     $500,000.00    N
  600132798     DE NUCCIO,JAMES,ALISON                                                                        $250,000.00    N
  600132830     STEWART/MEDDING,MARSHALL/                                                                     $345,000.00    N
  600133871     SUVALLE,KAREN                                                                                 $300,000.00    N
  600133872     MOUNTCASTLE,FRANK                                                                             $328,910.00    N
  600133884     BURNHAM,DONALD                                                                                $380,000.00    N
  600133886     BLEASE,PAUL                                                                                   $310,000.00    N


 (vlegal.ace v1.4)                                                 Page   37
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600133889     DELANEY,ANN                21 WHITNEY AVE             WESTWOOD           MA     02090      $264,000.00
  600133895     DOCHERTY,THOMAS            9147 HIGHLAND              RIDGE WAY TAMPA    FL     33647      $276,600.00
  600133897     MATZ,ANTHONY               2156 CHURCHILL LN          HIGHLAND PARK      IL     60035      $265,000.00
  600133901     HEMPEL,LOUIS               359 OLD IVY RD             ATLANTA            GA     30342      $276,000.09
  600133905     LEVY,REBECCA               5309 BURCHETTE RD          TAMPA              FL     33647      $261,000.00
  600133906     WILL,DOROTHY               30 FORSYTHIA DR            WALPOLE            MA     02081      $259,811.81
  600133909     FAULKNER,LYNN              4593 WHITE BLOSSOM BLVD    MASON              OH     45040      $261,500.00
  600133912     FERGUSON,JEFFREY           2100 S OCEAN LN            FT LAUDERDALE      FL     33316      $260,801.39
  600133919     JORDAN,THOMAS              21 INWOOD LANE             ANDOVER            MA     01810      $275,000.00
  600133920     FINZER,DAVID               1435 KAYWOOD LN            GLENVIEW           IL     60025      $440,000.00
  600133926     BAKER,JOEL                 7731 S HURON PL            LITTLETON          CO     80120      $279,792.19
  600133930     VALAITIS,DAIVA             1413 ELMWOOD AVE           EVANSTON           IL     60201      $262,804.82
  600133931     UTZ,WILLIAM                4276 RED ROCK DR           LARKSPUR           CO     80118      $264,788.09
  600133932     HORWITZ,STEVEN             11322 HOLLOW STONE DR      ROCKVILLE          MD     20852      $260,800.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600133889     DELANEY,ANN                  7.500      .250    7.250     .0500     7.200     03/01/2028
  600133895     DOCHERTY,THOMAS              7.375      .250    7.125     .0500     7.075     03/01/2028
  600133897     MATZ,ANTHONY                 7.375      .250    7.125     .0500     7.075     03/01/2028
  600133901     HEMPEL,LOUIS                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600133905     LEVY,REBECCA                 7.375      .250    7.125     .0500     7.075     03/01/2028
  600133906     WILL,DOROTHY                 7.625      .250    7.375     .0500     7.325     02/01/2028
  600133909     FAULKNER,LYNN                7.375      .250    7.125     .0500     7.075     03/01/2028
  600133912     FERGUSON,JEFFREY             7.375      .250    7.125     .0500     7.075     02/01/2028
  600133919     JORDAN,THOMAS                7.375      .250    7.125     .0500     7.075     03/01/2028
  600133920     FINZER,DAVID                 7.375      .250    7.125     .0500     7.075     03/01/2028
  600133926     BAKER,JOEL                   7.500      .250    7.250     .0500     7.200     02/01/2028
  600133930     VALAITIS,DAIVA               7.500      .250    7.250     .0500     7.200     02/01/2028
  600133931     UTZ,WILLIAM                  7.125      .250    6.875     .0500     6.825     02/01/2028
  600133932     HORWITZ,STEVEN               7.375      .250    7.125     .0500     7.075     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600133889     DELANEY,ANN                959510                     $1,845.93                  03/01/1998             360
  600133895     DOCHERTY,THOMAS            959746                     $1,910.41                  03/01/1998             360
  600133897     MATZ,ANTHONY               959799                     $1,830.29                  03/01/1998             360
  600133901     HEMPEL,LOUIS               959921                     $1,954.93                  03/01/1998             360
  600133905     LEVY,REBECCA               960002                     $1,802.66         7        03/01/1998             360
  600133906     WILL,DOROTHY               960038                     $1,840.27        12        03/01/1998             360
  600133909     FAULKNER,LYNN              960083                     $1,806.12                  03/01/1998             360
  600133912     FERGUSON,JEFFREY           960126                     $1,802.67        12        03/01/1998             360
  600133919     JORDAN,THOMAS              960235                     $1,899.36                  03/01/1998             360
  600133920     FINZER,DAVID               960238                     $3,038.98                  03/01/1998             360
  600133926     BAKER,JOEL                 960318                     $1,957.81                  03/01/1998             360
  600133930     VALAITIS,DAIVA             960396                     $1,838.94                  03/01/1998             360
  600133931     UTZ,WILLIAM                960420                     $1,785.35        12        03/01/1998             360
  600133932     HORWITZ,STEVEN             960438                     $1,801.29                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600133889     DELANEY,ANN                                                                                   $390,000.00    N
  600133895     DOCHERTY,THOMAS                                                                               $345,797.00    N
  600133897     MATZ,ANTHONY                                                                                  $500,000.00    N
  600133901     HEMPEL,LOUIS                                                                                  $384,000.00    N
  600133905     LEVY,REBECCA                                                                                  $290,000.00    N
  600133906     WILL,DOROTHY                                                                                  $315,000.00    N
  600133909     FAULKNER,LYNN                                                                                 $335,000.00    N
  600133912     FERGUSON,JEFFREY                                                                              $290,000.00    N
  600133919     JORDAN,THOMAS                                                                                 $400,000.00    N
  600133920     FINZER,DAVID                                                                                  $626,000.00    N
  600133926     BAKER,JOEL                                                                                    $350,000.00    N
  600133930     VALAITIS,DAIVA                                                                                $340,000.00    N
  600133931     UTZ,WILLIAM                                                                                   $300,000.00    N
  600133932     HORWITZ,STEVEN                                                                                $327,000.00    N


 (vlegal.ace v1.4)                                                 Page   38
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600133934     LOTHIAN,SCOTT              2244 GLENVIEW RD           GLENVIEW           IL     60025      $264,000.00
  600133937     KRIEG,JAMES                740 BONNIE BRAE            DENVER             CO     80209      $249,800.08
  600133939     ABBOTT,RICHARD             12705 MILL GLEN CT         CLIFTON            VA     20124      $262,899.80
  600133940     HAUSER,RAYMOND             3303 GREENWOOD LN          SAINT CHARLES      IL     60175      $258,000.00
  600133941     MICHIE,JOHN                4123 N TERRANCE            ARLINGTON HEIGH    IL     60004      $265,000.00
  600133948     BALISTRERI,JOSEPH          1030 E THORNE LN           FOX POINT          WI     53217      $273,291.89
  600133949     DEMESTRE,EUGENE            3817 HOUNDSTOOTH CT        RICHMOND           VA     23233      $248,000.00
  600133956     CATALA,EDGAR               57 FALCON CREST RD         MIDDLEBURY         CT     06762      $367,800.00
  600133959     DEHART,NORMAN              521 VALLEY VIEW DR         BOULDER            CO     80304      $269,789.37
  600133960     BODEMANN,TIMOTHY           4724 SHARPSTONE LN         RALEIGH            NC     27615      $269,778.68
  600133961     KAPLAN,THOMAS              1791 MILBORO DR            POTOMAC            MD     20854      $264,400.00
  600133963     VAN LEUVEN,MICHAEL         585 MILLS LN               FRANKFORT          KY     40601      $280,000.00
  600133967     STRONCEK,DAVID             10309 CAVANAUGH CT         ROCKVILLE          MD     20850      $360,500.00
  600133972     CURTI,THOMAS               6449 KATHERINE MANOR CT    HAMILTON           OH     45011      $245,400.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600133934     LOTHIAN,SCOTT                7.375      .250    7.125     .0500     7.075     03/01/2028
  600133937     KRIEG,JAMES                  7.125      .250    6.875     .0500     6.825     02/01/2028
  600133939     ABBOTT,RICHARD               7.375      .250    7.125     .0500     7.075     02/01/2028
  600133940     HAUSER,RAYMOND               7.500      .250    7.250     .0500     7.200     03/01/2028
  600133941     MICHIE,JOHN                  7.500      .250    7.250     .0500     7.200     03/01/2028
  600133948     BALISTRERI,JOSEPH            7.375      .250    7.125     .0500     7.075     03/01/2028
  600133949     DEMESTRE,EUGENE              6.875      .250    6.625     .0500     6.575     03/01/2028
  600133956     CATALA,EDGAR                 7.375      .250    7.125     .0500     7.075     03/01/2028
  600133959     DEHART,NORMAN                7.250      .250    7.000     .0500     6.950     02/01/2028
  600133960     BODEMANN,TIMOTHY             7.000      .250    6.750     .0500     6.700     02/01/2028
  600133961     KAPLAN,THOMAS                7.375      .250    7.125     .0500     7.075     03/01/2028
  600133963     VAN LEUVEN,MICHAEL           7.000      .250    6.750     .0500     6.700     03/01/2028
  600133967     STRONCEK,DAVID               7.500      .250    7.250     .0500     7.200     03/01/2028
  600133972     CURTI,THOMAS                 7.250      .250    7.000     .0500     6.950     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600133934     LOTHIAN,SCOTT              960457                     $1,823.39                  03/01/1998             360
  600133937     KRIEG,JAMES                960500                     $1,684.30                  03/01/1998             360
  600133939     ABBOTT,RICHARD             960509                     $1,817.17                  03/01/1998             360
  600133940     HAUSER,RAYMOND             960513                     $1,803.98                  03/01/1998             360
  600133941     MICHIE,JOHN                960514                     $1,852.92                  03/01/1998             360
  600133948     BALISTRERI,JOSEPH          960645                     $1,889.00                  03/01/1998             360
  600133949     DEMESTRE,EUGENE            960704                     $1,629.19                  03/01/1998             360
  600133956     CATALA,EDGAR               960777                     $2,540.31        14        03/01/1998             360
  600133959     DEHART,NORMAN              960806                     $1,841.88                  03/01/1998             360
  600133960     BODEMANN,TIMOTHY           960828                     $1,796.32                  03/01/1998             360
  600133961     KAPLAN,THOMAS              960863                     $1,826.15        12        03/01/1998             360
  600133963     VAN LEUVEN,MICHAEL         960877                     $1,862.85                  03/01/1998             360
  600133967     STRONCEK,DAVID             960938                     $2,520.67                  03/01/1998             360
  600133972     CURTI,THOMAS               960982                     $1,674.07                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600133934     LOTHIAN,SCOTT                                                                                 $330,000.00    N
  600133937     KRIEG,JAMES                                                                                   $355,000.00    N
  600133939     ABBOTT,RICHARD                                                                                $376,000.00    N
  600133940     HAUSER,RAYMOND                                                                                $400,000.00    N
  600133941     MICHIE,JOHN                                                                                   $365,000.00    N
  600133948     BALISTRERI,JOSEPH                                                                             $430,000.00    N
  600133949     DEMESTRE,EUGENE                                                                               $348,000.00    N
  600133956     CATALA,EDGAR                                                                                  $425,000.00    N
  600133959     DEHART,NORMAN                                                                                 $480,000.00    N
  600133960     BODEMANN,TIMOTHY                                                                              $441,404.00    N
  600133961     KAPLAN,THOMAS                                                                                 $294,500.00    N
  600133963     VAN LEUVEN,MICHAEL                                                                            $350,000.00    N
  600133967     STRONCEK,DAVID                                                                                $494,000.00    N
  600133972     CURTI,THOMAS                                                                                  $335,000.00    N


 (vlegal.ace v1.4)                                                 Page   39
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600133977     VAGEAIS,                   16017 AGINCOURT DRIVE      HUNTERSVILLE       NC     28078      $244,800.00
  600133980     ODMAN,RALPH                4 N 754 W WOODS DR         ST CHARLES         IL     60175      $280,000.00
  600133985     LOPITZ,PETER               930 11TH ST                BOULDER            CO     80302      $280,000.00
  600133986     HOWELL,DAVID               1747 WASHINGTON AVE        WILMETTE           IL     60091      $300,000.00
  600133991     HARDY,BRUCE                11022 E BELLA VISTA DR     SCOTTSDALE         AZ     85258      $287,286.64
  600134001     CONDIT,WILLIAM             12165 E FT LOWELL          TUCSON             AZ     85749      $278,400.00
  600134002     PETERSON,CHARLES           915 OAK BRANCH CT          FORT WAYNE         IN     46845      $275,795.16
  600134010     FANSLER,GARY               2099 PRIMEROSE LANE        NAPERVILLE         IL     60565      $288,800.00
  600134012     FISHER,DOUGLAS             27922 SW STRAWBERRY HILL   HILLSBORO          OR     97123      $283,000.00
  600134014     JOHNSON,W.A.               1804 LARIMER PL            DENVER             CO     80202      $271,793.03
  600134015     GOUDREAULT,PAUL D          ON503 ARBOR COURT          WINFIELD           IL     60190      $298,700.00
  600134021     MALESEVICH,FRED            S110 W30520 YMCA CAMP RD   MUKWONAGO          WI     53149      $276,500.00
  600134022     BABA,EDWARD                2114 LINDEN AVE            HIGHLAND PARK      IL     60035      $357,000.00
  600134023     VAUGHT,ROBERT              306 C MCALPIN DR           SAVANNAH           GA     31406      $380,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600133977     VAGEAIS,                     7.000      .250    6.750     .0500     6.700     03/01/2028
  600133980     ODMAN,RALPH                  7.250      .250    7.000     .0500     6.950     03/01/2028
  600133985     LOPITZ,PETER                 7.125      .250    6.875     .0500     6.825     03/01/2028
  600133986     HOWELL,DAVID                 7.250      .250    7.000     .0500     6.950     03/01/2028
  600133991     HARDY,BRUCE                  7.500      .250    7.250     .0500     7.200     02/01/2028
  600134001     CONDIT,WILLIAM               7.000      .250    6.750     .0500     6.700     03/01/2028
  600134002     PETERSON,CHARLES             7.500      .250    7.250     .0500     7.200     02/01/2028
  600134010     FANSLER,GARY                 7.500      .250    7.250     .0500     7.200     03/01/2028
  600134012     FISHER,DOUGLAS               7.625      .250    7.375     .0500     7.325     03/01/2028
  600134014     JOHNSON,W.A.                 7.375      .250    7.125     .0500     7.075     02/01/2028
  600134015     GOUDREAULT,PAUL D            7.375      .250    7.125     .0500     7.075     03/01/2028
  600134021     MALESEVICH,FRED              7.625      .250    7.375     .0500     7.325     03/01/2028
  600134022     BABA,EDWARD                  7.625      .250    7.375     .0500     7.325     03/01/2028
  600134023     VAUGHT,ROBERT                7.375      .250    7.125     .0500     7.075     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600133977     VAGEAIS,                   961091                     $1,880.78                  03/01/1998             360
  600133980     ODMAN,RALPH                961101                     $1,910.10                  03/01/1998             360
  600133985     LOPITZ,PETER               961218                     $1,886.41                  03/01/1998             360
  600133986     HOWELL,DAVID               961219                     $2,046.53                  03/01/1998             360
  600133991     HARDY,BRUCE                961391                     $2,010.25                  03/01/1998             360
  600134001     CONDIT,WILLIAM             961813                     $1,852.20                  03/01/1998             360
  600134002     PETERSON,CHARLES           961850                     $1,929.84                  03/01/1998             360
  600134010     FANSLER,GARY               962202                     $2,019.34        12        03/01/1998             360
  600134012     FISHER,DOUGLAS             962534                     $2,003.06                  03/01/1998             360
  600134014     JOHNSON,W.A.               962715                     $1,878.64                  03/01/1998             360
  600134015     GOUDREAULT,PAUL D          962754                     $2,063.05                  03/01/1998             360
  600134021     MALESEVICH,FRED            963510                     $1,957.05                  03/01/1998             360
  600134022     BABA,EDWARD                963534                     $2,526.83                  03/01/1998             360
  600134023     VAUGHT,ROBERT              963882                     $2,624.57                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600133977     VAGEAIS,                                                                                      $306,044.00    N
  600133980     ODMAN,RALPH                                                                                   $390,000.00    N
  600133985     LOPITZ,PETER                                                                                  $350,000.00    N
  600133986     HOWELL,DAVID                                                                                  $625,000.00    N
  600133991     HARDY,BRUCE                                                                                   $430,000.00    N
  600134001     CONDIT,WILLIAM                                                                                $405,000.00    N
  600134002     PETERSON,CHARLES                                                                              $345,000.00    N
  600134010     FANSLER,GARY                                                                                  $346,000.00    N
  600134012     FISHER,DOUGLAS                                                                                $400,000.00    N
  600134014     JOHNSON,W.A.                                                                                  $340,000.00    N
  600134015     GOUDREAULT,PAUL D                                                                             $380,000.00    N
  600134021     MALESEVICH,FRED                                                                               $350,000.00    N
  600134022     BABA,EDWARD                                                                                   $522,000.00    N
  600134023     VAUGHT,ROBERT                                                                                 $550,000.00    N


 (vlegal.ace v1.4)                                                 Page   40
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600134026     TROCHA II,CHESTER          5 ORIOLE CT                HAWTHORN WOODS     IL     60047      $295,000.00
  600134031     LUO,QUIANG                 13131 CURVED IRON RD       HERNDON            VA     22071      $272,000.00
  600134036     PASCARELLA,DEBRA           6108 29TH ST NW            WASHINGTON         DC     20015      $281,000.00
  600134037     KENNEY,DENNIS              3227 VOLTA PL NW           WASHINGTON         DC     20007      $340,000.00
  600134039     KURTZ,DAVID                211 KILLINGSWORTH DR       CARY               NC     27511      $267,980.15
  600134040     HOPKINS,ANDREW             EAST OF EDEN LOT 13        BELLBROOK          OH     45305      $295,236.16
  600134041     BHAGAT,RAM                 2302 OAK LEAF DR           STATE COLLEGE      PA     16803      $278,000.00
  600134045     BEAUPRE,GEORGE             117 HURDS HILL RD          WOODBURY           CT     06798      $261,600.00
  600134046     LINDSAY,PHILIP             3 FOOTHILL RD              FRAMINGHAM         MA     01701      $241,500.00
  600134049     MESTRES,LEE                12 PINECREST DR            MEDFORD            NJ     08055      $322,500.00
  600134052     KRAICHNAN,JOHN             15 CHOWDER KETTLE LN       MENEMSHA           MA     02552      $247,500.00
  600134053     RIGGS,STEPHEN              1471 LONGMONT PL           SANTA ANA          CA     92705      $299,765.97
  600134054     REEVES,JOHN                409 AVE E                  REDONDO BEACH      CA     90277      $285,700.00
  600134066     PETERS,JEFFREY             7378 BASIL WESTERN         CANAL WINCHESTE    OH     43110      $295,269.47


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600134026     TROCHA II,CHESTER            7.500      .250    7.250     .0500     7.200     03/01/2028
  600134031     LUO,QUIANG                   7.500      .250    7.250     .0500     7.200     03/01/2028
  600134036     PASCARELLA,DEBRA             7.250      .250    7.000     .0500     6.950     03/01/2028
  600134037     KENNEY,DENNIS                7.500      .250    7.250     .0500     7.200     03/01/2028
  600134039     KURTZ,DAVID                  7.000      .250    6.750     .0500     6.700     02/01/2028
  600134040     HOPKINS,ANDREW               7.625      .250    7.375     .0500     7.325     02/01/2028
  600134041     BHAGAT,RAM                   6.625      .250    6.375     .0500     6.325     03/01/2028
  600134045     BEAUPRE,GEORGE               6.750      .250    6.500     .0500     6.450     03/01/2028
  600134046     LINDSAY,PHILIP               7.000      .250    6.750     .0500     6.700     03/01/2028
  600134049     MESTRES,LEE                  7.000      .250    6.750     .0500     6.700     03/01/2028
  600134052     KRAICHNAN,JOHN               7.125      .250    6.875     .0500     6.825     03/01/2028
  600134053     RIGGS,STEPHEN                7.250      .250    7.000     .0500     6.950     02/01/2028
  600134054     REEVES,JOHN                  7.125      .250    6.875     .0500     6.825     03/01/2028
  600134066     PETERS,JEFFREY               7.250      .250    7.000     .0500     6.950     02/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600134026     TROCHA II,CHESTER          964454                     $2,062.69                  03/01/1998             360
  600134031     LUO,QUIANG                 8280027                    $1,901.87                  03/01/1998             360
  600134036     PASCARELLA,DEBRA           8575553                    $1,916.92                  03/01/1998             360
  600134037     KENNEY,DENNIS              8575555                    $2,377.33                  03/01/1998             360
  600134039     KURTZ,DAVID                8576266                    $1,784.35        14        03/01/1998             360
  600134040     HOPKINS,ANDREW             8594227                    $2,091.18        19        03/01/1998             360
  600134041     BHAGAT,RAM                 8596400                    $1,780.07                  03/01/1998             360
  600134045     BEAUPRE,GEORGE             8635622                    $1,696.74                  03/01/1998             360
  600134046     LINDSAY,PHILIP             8635951                    $1,606.71        14        03/01/1998             360
  600134049     MESTRES,LEE                8638079                    $2,145.61                  03/01/1998             360
  600134052     KRAICHNAN,JOHN             8649582                    $1,667.46                  03/01/1998             360
  600134053     RIGGS,STEPHEN              8653597                    $2,046.53                  03/01/1998             360
  600134054     REEVES,JOHN                8653653                    $1,924.82                  03/01/1998             360
  600134066     PETERS,JEFFREY             8683310                    $2,015.84                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600134026     TROCHA II,CHESTER                                                                             $414,000.00    N
  600134031     LUO,QUIANG                                                                                    $340,000.00    N
  600134036     PASCARELLA,DEBRA                                                                              $360,000.00    N
  600134037     KENNEY,DENNIS                                                                                 $425,000.00    N
  600134039     KURTZ,DAVID                                                                                   $298,000.00    N
  600134040     HOPKINS,ANDREW                                                                                $311,925.00    N
  600134041     BHAGAT,RAM                                                                                    $352,000.00    N
  600134045     BEAUPRE,GEORGE                                                                                $327,000.00    N
  600134046     LINDSAY,PHILIP                                                                                $265,000.00    N
  600134049     MESTRES,LEE                                                                                   $430,000.00    N
  600134052     KRAICHNAN,JOHN                                                                                $350,000.00    N
  600134053     RIGGS,STEPHEN                                                                                 $375,000.00    N
  600134054     REEVES,JOHN                                                                                   $380,000.00    N
  600134066     PETERS,JEFFREY                                                                                $375,500.00    N


 (vlegal.ace v1.4)                                                 Page   41
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600134068     CAREY,JOHN                 5409 FLANDERS RD           TOLEDO             OH     43623      $304,000.00
  600134072     BIDGOOD,DAVID              14350 SHELBORNE RD         WESTFIELD          IN     46074      $396,000.00
  600134074     FRIDENMAKER,GARY           1229 PEACHCREEK RD         CENTERVILLE        OH     45458      $233,642.45
  600134077     BURKE,PAMELA               9621 HOBART RD             WAITE HILL         OH     44094      $373,000.00
  600134078     SMITH,M                    13 NATHAN CT               HUDSON             OH     44236      $274,785.47
  600134079     MARTIN,ROBERT              1850 REEDS CT TRL          WESTLAKE           OH     44145      $259,764.95
  600134083     WATSON,PETER               3713 WHITE CHAPEL WAY      RALEIGH            NC     27614      $288,000.00
  600134084     BARTHOLD,H                 COUNTY RTE 26              OTSEGO             NY     13337      $270,000.00
  600134087     JEAN-BAPTISTE,JERRY        120 ALFRED RD              MILTON             MA     02186      $324,000.00
  600134088     FLOWERS,JEFFREY            19 ELIZABETH RD            HOPKINTON          MA     01748      $550,000.00
  600134090     KESSEL,DANIEL              1131 BANYAN RD             BOCA RATON         FL     33432      $264,000.00
  600134093     BUTLER,TIMOTHY             11315 BODLEY DR            LOUISVILLE         KY     40223      $336,750.00
  600134094     STUART,ROBERT              207 LA COSTA DR            MONTGOMERY         TX     77356      $245,100.00
  600134097     BOWERS,JERRY               13144 EDGEMOUNT RD         SMITHSBURG         MD     21783      $258,000.00


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600134068     CAREY,JOHN                   7.125      .250    6.875     .0500     6.825     03/01/2028
  600134072     BIDGOOD,DAVID                7.250      .250    7.000     .0500     6.950     03/01/2028
  600134074     FRIDENMAKER,GARY             7.250      .250    7.000     .0500     6.950     02/01/2028
  600134077     BURKE,PAMELA                 7.125      .250    6.875     .0500     6.825     03/01/2028
  600134078     SMITH,M                      7.250      .250    7.000     .0500     6.950     02/01/2028
  600134079     MARTIN,ROBERT                6.500      .250    6.250     .0500     6.200     02/01/2028
  600134083     WATSON,PETER                 7.000      .250    6.750     .0500     6.700     03/01/2028
  600134084     BARTHOLD,H                   7.375      .250    7.125     .0500     7.075     03/01/2028
  600134087     JEAN-BAPTISTE,JERRY          7.500      .250    7.250     .0500     7.200     03/01/2028
  600134088     FLOWERS,JEFFREY              7.500      .250    7.250     .0500     7.200     03/01/2028
  600134090     KESSEL,DANIEL                7.250      .250    7.000     .0500     6.950     03/01/2028
  600134093     BUTLER,TIMOTHY               7.250      .250    7.000     .0500     6.950     03/01/2028
  600134094     STUART,ROBERT                7.250      .250    7.000     .0500     6.950     03/01/2028
  600134097     BOWERS,JERRY                 7.875      .250    7.625     .0500     7.575     03/01/2028


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600134068     CAREY,JOHN                 8683694                    $2,048.11                  03/01/1998             360
  600134072     BIDGOOD,DAVID              8701380                    $2,701.42                  03/01/1998             360
  600134074     FRIDENMAKER,GARY           8701475                    $1,596.30                  03/01/1998             360
  600134077     BURKE,PAMELA               8721166                    $2,512.98                  03/01/1998             360
  600134078     SMITH,M                    8721202                    $1,875.99                  03/01/1998             360
  600134079     MARTIN,ROBERT              8721236                    $1,643.38                  03/01/1998             360
  600134083     WATSON,PETER               8726669                    $1,916.08                  03/01/1998             360
  600134084     BARTHOLD,H                 8728104                    $1,864.83        12        03/01/1998             360
  600134087     JEAN-BAPTISTE,JERRY        8732667                    $2,265.46                  03/01/1998             360
  600134088     FLOWERS,JEFFREY            8732707                    $3,845.69                  03/01/1998             360
  600134090     KESSEL,DANIEL              8743606                    $1,800.95                  03/01/1998             360
  600134093     BUTLER,TIMOTHY             8746397                    $2,297.23                  03/01/1998             360
  600134094     STUART,ROBERT              8749287                    $1,672.02                  03/01/1998             360
  600134097     BOWERS,JERRY               8753363                    $1,870.68                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600134068     CAREY,JOHN                                                                                    $380,000.00    N
  600134072     BIDGOOD,DAVID                                                                                 $640,000.00    N
  600134074     FRIDENMAKER,GARY                                                                              $296,000.00    N
  600134077     BURKE,PAMELA                                                                                  $610,000.00    N
  600134078     SMITH,M                                                                                       $350,000.00    N
  600134079     MARTIN,ROBERT                                                                                 $325,000.00    N
  600134083     WATSON,PETER                                                                                  $391,000.00    N
  600134084     BARTHOLD,H                                                                                    $300,000.00    N
  600134087     JEAN-BAPTISTE,JERRY                                                                           $415,000.00    N
  600134088     FLOWERS,JEFFREY                                                                               $695,000.00    N
  600134090     KESSEL,DANIEL                                                                                 $330,000.00    N
  600134093     BUTLER,TIMOTHY                                                                                $612,000.00    N
  600134094     STUART,ROBERT                                                                                 $390,000.00    N
  600134097     BOWERS,JERRY                                                                                  $375,000.00    N


 (vlegal.ace v1.4)                                                 Page   42
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------
  600134100     SKIBA,STEVEN               27609 N 156TH ST           SCOTTSDALE         AZ     85255      $298,000.00
  600134104     DAVIS,GEORGE               1140 SEALE DR              ALPHARETTA         GA     30022      $284,000.00
  600134105     HOUSTON,MARK               50 HOUSATONIC DR           NEWTOWN            CT     06482      $260,800.00
  600134108     MURPHY, WILLIAM T          32 SOMERVILLE ROAD         HEWITT             NJ     07421      $354,832.92


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------
  600134100     SKIBA,STEVEN                 7.625      .250    7.375     .0500     7.325     03/01/2028
  600134104     DAVIS,GEORGE                 7.250      .250    7.000     .0500     6.950     03/01/2028
  600134105     HOUSTON,MARK                 7.250      .250    7.000     .0500     6.950     03/01/2028
  600134108     MURPHY, WILLIAM T            8.250      .250    8.000     .0500     7.950     06/01/2026


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----
  600134100     SKIBA,STEVEN               8754672                    $2,109.23                  03/01/1998             360
  600134104     DAVIS,GEORGE               8756990                    $1,937.39                  03/01/1998             360
  600134105     HOUSTON,MARK               8760669                    $1,779.12                  03/01/1998             360
  600134108     MURPHY, WILLIAM T          1105273260                 $2,704.56                  03/01/1998             360


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------
  600134100     SKIBA,STEVEN                                                                                  $595,000.00    N
  600134104     DAVIS,GEORGE                                                                                  $355,000.00    N
  600134105     HOUSTON,MARK                                                                                  $326,000.00    N
  600134108     MURPHY, WILLIAM T                                                                             $460,000.00    N


 (vlegal.ace v1.4)                                                 Page   43
 RUN DATE:  04/01/1998         PNC MORTGAGE SECURITIES CORP.
     TIME:  12:29:11               LEGAL LOAN LISTING
 REQUESTED STATUS                   AS OF 04/01/1998

 POOL NUMBER:          1439    POOL NAME:      Group III

                                                                                                           SCHEDULED
  LOAN #       BORROWER                    STREET ADDRESS             CITY              STATE    ZIP       BALANCE
  ------       --------------------        --------------------       ---------------   -----   -----    -----------


                                           INTEREST    LNDR    NET         MGMT      PC       SCHEDULED
  LOAN #       BORROWER                      RATE       FEE    RATE        FEE      RATE      MATURITY
  ------       --------------------        --------    -----   ------     -----   ------      --------


                                                                                       MI        INTEREST               LOAN
  LOAN #       BORROWER                    S/S LOAN #                 P & I PMT        CO         PAID-TO               TERM
  ------       --------------------        ---------------            ---------        --        --------               ----


                                           PER      LIFE      LIFE      GROSS        NET           CERT.    PROP           BUYDOWN
  LOAN #       BORROWER                    CAP      FLOOR     CAP       MARGIN      MARGIN        MARGIN    VALUE          TYPE
  ------       --------------------        ----     -----     ----      ------      ------        ------    -----          ------



                   LOAN         # OF           CURRENT           PROPERTY        ORIG LOAN
                   COUNT       BUYDOWN         BALANCE           VALUE           AMOUNT              P & I
 ** POOL           -----       -------         -------           ---------       ---------           -----
 ** TOTAL          578         0               202,739,362.13    285,042,711.83  203,640,932.00      1,448,024.58


                                                                       Exhibit E


                               SELLING AND SERVICING

                                      CONTRACT

          This Selling and Servicing Contract (the "Contract"), made and entered into by PNC Mortgage Securities Corp. ("Buyer") and the Seller ("Seller") identified below,

                                    WITNESSETH:

          WHEREAS, Seller has submitted a Seller Application to Buyer and has otherwise been approved by Buyer; and

          WHEREAS, Seller has received the Buyers Selling Guide and the Buyers Servicing Guide (the "Guides");

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, Buyer and Seller hereto agree as follows:

          1. GUIDES. The Guides, which set forth the terms and conditions under which Seller is to sell and service mortgages, are supplements to this Contract and such Guides, as may be amended or supplemented from time to time, are incorporated into this Contract in full by reference and made a part hereof as fully as if set forth at length herein. All capitalized terms used herein and not defined herein have the meanings ascribed to them in Appendix A, Glossary of Terms, to the Guides.

          2. SELLERS DUTIES. Seller shall diligently perform all duties incident to the selling and servicing of all mortgages which may be sold by Seller from time to time and such other mortgages as Buyer and Seller may mutually agree upon. In the performance of such duties, Seller shall employ procedures and exercise the same care that it would maintain for loans held in its own portfolio and in accordance with standards of practice, diligence, prudence and competence maintained by the mortgage banking industry. Seller shall also comply with all of the provisions of the Guides and with all other reasonable requirements and instructions of Buyer. Seller shall perform such services at its sole expense except as otherwise expressly provided in the Guides. Seller agrees to service each of such mortgages continuously beginning with the Purchase Date for such mortgages or the date of designation of Seller as replacement Servicer for mortgages previously purchased by Buyer from another Seller, until all interest and principal on each mortgage has been paid in full, the mortgage has been liquidated as pro-vided in the Guides, or such servicing duties are terminated by Buyer.

          3. COMPENSATION. Seller shall be compensated for its services hereunder as specified in the Guides.

          4. DOCUMENTS AND RECORDS. Seller agrees to create, maintain and transmit all mortgage records and documents including all permanent mortgage account records in accordance with the Guides. With respect to such records and documents, Seller shall have custody privileges and Buyer shall have ownership of the mortgage records and documents. Buyer may inspect such records and documents at reasonable times during Sellers normal business hours. Seller shall maintain accurate records and books of account, an adequate system of audit and internal control, and shall conduct its origination and servicing activities in a responsible and business-like manner. Seller shall promptly notify Buyer in writing of any activity or action, either internal or external, which could potentially affect adversely the terms of any mortgage serviced hereunder or the ability of Seller to service any mortgage.

          5. WARRANTIES, OBLIGATIONS AND REPRESENTATIONS. The warranties, obligations and representations stated in the Guides and hereby made or undertaken by Seller with respect to each of the mortgages to be sold and serviced by it on behalf of Buyer, unless expressly waived in writing by Buyer. All warranties made by Seller shall survive (i) any investigation made by or on behalf of Buyer, it assignee or designee, (ii) liquidation of the mortgage,
(iii) purchase of the mortgage by Buyer, its designee or assignee, (iv) repurchase of the mortgage by Seller, and (v) termination of this Contract, or similar event, and all such warranties shall inure to the benefit of Buyer, its successors and assigns and any transferee of any mortgage. Upon specific written request from Buyer, Seller shall supply evidence that is satisfactory to Buyer of its compliance with any provisions of the Guides.

          6. REPURCHASE OBLIGATION. If, after purchase of any mortgage by Buyer, any of the representations or warranties of the Seller contained herein or in the Selling Guide are untrue, Buyer may, at its option, without regard to the Sellers actual or implied knowledge of the untruth of such warranty (except to the extent the warranty is expressly conditioned upon the Sellers actual knowledge), in addition to and without limitation as to any other remedy accruing to Buyer, require the Seller to repurchase said mortgage pursuant to the Guides. It is contemplated that a third party will purchase from Buyer the mortgages purchased from Seller, and Seller agrees that Buyer may, in its own name or in the name of the third party, exercise any rights or remedies at law or in equity on behalf of itself or such third party.

          7. CUSTODIANSHIP OF FUNDS. Seller shall fully account to Buyer for the custodianship of funds received from, or on behalf of, a Borrower for mortgages serviced hereunder. Seller shall establish and maintain custodial accounts in accordance with the Guides for (i) the segregation of all principal and interest received, and (ii) the administration of all amounts to be deposited into escrow accounts, and such accounts shall be maintained free and clear of any lien or encumbrance. Seller must be in control of the funds in its custody at all times, and upon request from time to time of Buyer shall submit complete and accurate analyses of cash balances on hand and of the receipt, deposit and disposition of monies handled.

          8. INDEMNIFICATION BY SELLER. Seller shall indemnify Buyer from and hold Buyer harmless against all losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees, and expenses heretofore or hereafter resulting from a material breach of any warranty, obligation or representation contained in or made pursuant to this Contract or from any claim, demand, defense or assertion against or involving Buyer or its assignee or transferee of any mortgage based on or grounded upon, or resulting from such breach or a breach of any representation, warranty or obligation made by Buyer in reliance upon any warranty, obligation or representation made by Seller contained in or made pursuant to this Contract. Seller hereby acknowledges Buyers intent to sell the mortgages to third parties in reliance upon Sellers warranties, obligations and representation. The obligations of Seller under this paragraph shall survive delivery and pay-ment for the mortgages, liquidation or repurchase of the mortgages and termination of this Contract or the expiration hereof.

          9. NO ASSIGNMENT. This Contract is of the nature of a personal service agreement and accordingly may not be assigned by Seller. Except as provided in paragraph 10 of this Contract, Seller may not assign or other-wise transfer its responsibility for servicing individual mortgages to any other entity, including affiliates. Any attempt to assign servicing rights without the prior written consent of Buyer shall be null and void. Any such assignment without the consent of Buyer shall be grounds for immediate termination of the servicing rights with respect to the servicing purportedly assigned.

          10. SUBCONTRACTING OF SERVICING. Seller may not, without Buyers prior written approval, subcontract with any other entity, including affiliates, its responsibility for servicing any mortgage it has contracted to service for Buyer.

          11. TERMINATION BY BUYER. Buyer may terminate the right of Seller to continue to service mortgage loans for Buyer and/or revoke the status of Seller as an approved Seller for any of the reasons set forth in the Guides, including a change in Sellers form of organization, a transfer of 25% or more of the equity interest in Seller or change in its principal executive or financial officers. No such termination shall release Seller from any of its obligations hereunder or under the Guides or from any liability arising hereunder or thereunder. Any forbearance or delay by Buyer in exercising such rights shall not be deemed a waiver of and shall not preclude the exercise of any such right. Upon termination by Buyer of this Contract for any reason other than a failure of Seller to meet the eligibility requirements as set forth in the Guides as determined by Buyer, Seller shall be compensated for such termination in the amount specified in the Servicing Guide.

          12. ATTORNEYS FEES. In the event of a dispute arising from or concerning an obligation of the Seller or Buyer under this Contract which results in litigation of the issue, the prevailing party to such litigation shall be indemnified by the other party for all costs and expenses in bringing or defending such action.

          13. OFFSET. Buyer shall have the right to offset amounts due from Seller against the purchase price to be paid for the acquisition of mortgages. Amounts due which may be offset include but are not limited to past due pair-off fees and funds for the repurchase of mortgages which are subject to an outstanding repurchase demand.

          14. NOTICE. Any notice required or permitted hereunder shall be in writing and shall be sent to Seller at its address shown under its signature below or to such other address Seller may designate in writing or to Buyer at 75 North Fairway Drive, Vernon Hills, Illinois 60061 or to such other address designated by Buyer in writing, by certified mail, return receipt requested, postage prepaid.

          15. PRIOR AGREEMENTS. This Contract supersedes any prior agreements and understandings between Buyer and Seller governing the subject matter hereof; provided, however, that Seller shall not be released from any responsibility or liability that may have arisen under such agreements and understandings.

          16. GOVERNING LAW. This Contract is made in the State of Illinois and shall be governed by the law of such state.

          17. USE OF TERM "SELLER". Wherever the term "Seller" is used in this contract in a context involving loan administration, servicing, and accounting obligations, such term shall be deemed to mean "Servicer" as is used in the Buyers Servicing Guide.

          18. EFFECTIVE DATE OF CONTRACT. This contract is not effective until it is accepted by Buyer. An executed copy of the Contract will be returned to the Seller.

          19. STATUS OF PARTIES. Seller and Buyer each represent, warrant and agree that as of the date of this Contract: (i) each party is duly organized, validly existing and in good legal standing under the laws of its jurisdiction of organization, and has the requisite power and authority to enter into this contract and agreements to which both are parties as contemplated by this Contract; (ii) this Contract has been duly authorized executed and delivered to both parties and constitutes a valid and legally binding agreement of each party, enforceable in accordance with its terms; (iii) there is no action, proceeding or investigation pending or threatened, nor any basis therefore known to either party that questions the validity or prospective validity of this Contract insofar as the Contract relates to either party, or any essential element upon which this Contract depends, or any action to be taken by either party pursuant to this Contract; and (iv) insofar as either partys capacity to carry out any obligation under this Contract is concerned, neither party will be in violation of any provision of any charter, certificate of incorporation, bylaw, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule, or regulation, and there is no such provision that adversely affects either partys capacity to carry out any such obligation. Sellers and Buyers execution of, and performance pursuant to, this Contract will not result in any such violation.
At all times Seller shall act as an independent contractor.

          IN WITNESS WHEREOF, the parties have executed this Contract by proper officials duly authorized on the dates hereinafter set forth. This Contract shall take effect as of the date of its execution in original or facsimile signature by a duly authorized officer of the Buyer.

-------------------------------------------  -----------------------------------
          Name of Seller                              Seller I.D. Number

-------------------------------------------  -----------------------------------
       Type of Organization                         Organized under laws of

--------------------------------------------------------------------------------
         Principal place of business:  street address, city, state, zip code

--------------------------------------------------------------------------------
                 Typed name and title of Seller's authorized officer

-------------------------------------------  -----------------------------------
 Signature of Seller's authorized officer                    Date

Agreed to and accepted by PNC MORTGAGE SECURITIES CORP.

--------------------------------------------------------------------------------
                 Typed name and title of authorized representative


-------------------------------------------  -----------------------------------
  Signature of authorized representative                     Date

                                                                       Exhibit F


                         FORM OF TRANSFEROR CERTIFICATE FOR
                          JUNIOR SUBORDINATE CERTIFICATES


                                       [Date]


U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101


        Re:    Purchase of PNC Mortgage Securities Corp. Mortgage Pass-Through
               Certificates Series 1998-3, Class [   ]  (the "Certificates")

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act") and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, and (b) we have not offered or sold any certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act.


                                   Very truly yours,

                                   [Name of Transferor]


                                   By:
                                      ------------------------------------
                                             Authorized Officer

                                                                       Exhibit G


                         FORM OF TRANSFEREE'S AGREEMENT FOR

                          JUNIOR SUBORDINATE CERTIFICATES

                                       [Date]

U.S. Bank National Association
180 East 5th Street, SPFT0210
St. Paul, MN 55101

PNC Mortgage Securities Corp.

75 N. Fairway Drive
Vernon Hills, Illinois  60061


          The undersigned (the "Purchaser") proposes to purchase Class [   ]
Certificates evidencing an undivided interest in PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-3 (the "Purchased Certificates") in the principal amount of $______________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

          Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of March 1, 1998 (the "Pooling Agreement"), by and between PNC Mortgage Securities Corp. ("PNC") and U.S. Bank National Association, as trustee (the "Trustee"), of the PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-3.

          Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to PNC and the Trustee that:

          (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Purchased Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement;

          (b) The Purchaser is acquiring the Purchased Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part;

          (c) The Purchaser is an "accredited investor" as such term is defined in paragraph (a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Section 501 of
Regulation D under the Securities Act of 1933, as amended (the "Act"), has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Purchased Certificates and can afford a complete loss of such investment;

          (d)  The Purchaser is not affiliated with the Trustee;

          (e) The Purchaser confirms that PNC has made available to the Purchaser the opportunity to ask questions of, and receive answers from PNC concerning the trust funds created pursuant to the Pooling Agreement (the "Trust Funds"), the purchase by the Purchaser of the Purchased Certificates and all matters relating thereto that PNC possesses or can acquire without unreasonable effort or expense; and

          (f) If applicable, the Purchaser has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System; and

          (g) The Purchaser will provide the Trustee and the Master Servicer with affidavits substantially in the form of Exhibit A attached hereto.

          Section 3.Transfer of Purchased Certificates.


          (a) The Purchaser understands that the Purchased Certificates have not been registered under the Act, or any state securities laws and that no transfer may be made unless the Purchased Certificates are registered under the Act and under applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither PNC nor the Trust Funds are under any obligation to register the Purchased Certificates or make an exemption available. In the event that such a transfer is to be made within two years from the Closing Date without registration under the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee each certify to PNC and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) the Trustee or PNC may require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee or PNC. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and PNC against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          (b) No transfer of a Purchased Certificate shall be made unless the transferee provides PNC and the Trustee with (i) a Transferee's Agreement, substantially in the form of this Agreement, and (ii) either (a) an affidavit substantially in the form of Exhibit A hereto that the proposed transferee (x) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition or (y) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60, or (b) a Benefit Plan Opinion (as defined in Exhibit A hereto).

          (c) The Purchaser acknowledges that its Purchased Certificates bear a legend setting forth the applicable restrictions on transfer.

          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                   [Purchaser]



                                   By:
                                      ---------------------------------------
                                     Its:

                           Exhibit A to Form of Transferee Agreement (Exhibit G)

                           PNC MORTGAGE SECURITIES CORP.

                               BENEFIT PLAN AFFIDAVIT

RE:  PNC MORTGAGE SECURITIES CORP.
     MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-3
     (THE "TRUST") CLASS [     ] CERTIFICATES
     (THE "PURCHASED CERTIFICATES")

     Under penalties of perjury, I, _____________________, declare that, to the best of my knowledge and belief, the following representations are true, correct and complete; and

          1.   That I am the _______________ of __________________ (the
"Purchaser"), whose taxpayer identification number is ___________, and on behalf of which I have the authority to make this affidavit.

          2. That the Purchaser is acquiring a Purchased Certificate representing an interest in the Trust Funds.

          3. That the Purchaser (i) is not an employee benefit plan or other plan or arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or comparable provisions of any subsequent enactments (a "Plan"), a trustee of any Plan, or any other Person who is using the "plan assets" of any Plan to effect such acquisition, (ii) has provided a "Benefit Plan Opinion" satisfactory to PNC Mortgage Securities Corp. (the "Company") and the Trustee of the Trust Funds or
(iii) is an insurance company, the source of funds to be used by it to purchase the Purchased Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer (a) is permissible under applicable law, (b) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and (c) will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Benefit Plan Opinion shall not be an expense of the Trustee, the Master Servicer or the Company.

          IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________________, 199__.

[Purchaser]

By:
   -----------------------
   Its:

          Personally appeared before me ______________________, known or proved to me to be the same person who executed the foregoing instrument and to be a ________________ of the Purchaser, and acknowledged to me that (s)he executed the same as his/her free act and deed and as the free act and deed of the Purchaser.

          SUBSCRIBED and SWORN to before me this day of ____________, 19__.

                                        ---------------------------------------
                                                  Notary Public

                                                                       Exhibit H


                    FORM OF ADDITIONAL MATTER INCORPORATED INTO
        THE FORM OF THE CERTIFICATES (OTHER THAN THE CLASS R-1 CERTIFICATES)

     This Certificate does not represent an obligation of or interest in PNC Mortgage Securities Corp. or any of its affiliates, including PNC Bank Corp. Neither this Certificate nor the underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

     This certifies that the above-named Registered Owner is the registered owner of certain interests in a trust fund (the "REMIC II Trust Fund") whose assets consist of interests in a trust fund (the "REMIC I Trust Fund") whose assets consist of, among other things, a pool (the "Mortgage Pool") of conventional one- to four-family mortgage loans (the "Mortgage Loans"), formed and administered by PNC Mortgage Securities Corp. (the "Company"), which term includes any successor entity under the Pooling Agreement referred to below. The Mortgage Pool was created pursuant to a Pooling and Servicing Agreement, dated as of the Cut-Off Date stated above (the "Pooling Agreement"), between the Company and U.S. Bank National Association, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling Agreement. Nothing herein shall be deemed inconsistent with such meanings, and in the event of any conflict between the Pooling Agreement and the terms of this Certificate, the Pooling Agreement shall control. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Pooling Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions will be made, pursuant to the Pooling Agreement, on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), to the extent of such Certificateholder's Percentage Interest represented by this Certificate in the portion of the REMIC II Available Distribution Amount for such Distribution Date then distributable on the Certificates of this Class, as specified in Section 4.04 of the Pooling Agreement.

     Distributions on this Certificate will be made by the Trustee by wire transfer or check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate to the Certificate Registrar.

     Reference is hereby made to the further provisions of this Certificate set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Pooling Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

                                   U.S. BANK NATIONAL ASSOCIATION, as Trustee


                                   By:
                                      -----------------------------------------



                     (TRUSTEE'S CERTIFICATE OF AUTHENTICATION)

          This is one of the Certificates referred to in the within-mentioned Pooling Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee


By:
   ---------------------------

Dated:
      ------------------------

                           PNC MORTGAGE SECURITIES CORP.
                         MORTGAGE PASS-THROUGH CERTIFICATE

     This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series and Class specified hereon (herein called the "Certificates") and representing certain interests in the REMIC II Trust Fund.

     The Certificates do not represent an obligation of, or an interest in, the Company or any of its affiliates and are not insured or guaranteed by any governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Pooling Agreement. In the event funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer from the related recoveries on such Mortgage Loan or from other cash deposited in the Certificate Account to the extent that such advance is not otherwise recoverable.

     As provided in the Pooling Agreement, withdrawals from the Certificate Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Master Servicer of advances made, or certain expenses incurred, by it.

     The Pooling Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pooling Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of the Certificates evidencing Percentage Interests aggregating not less than 66% of the REMIC II Trust Fund. For the purposes of such provision and except as provided below, voting rights relating to 100% of the Aggregate Certificate Principal Balance will be allocated pro rata (by Certificate Principal Balance) among such Certificates. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices of the Certificate Registrar or the office maintained by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee or any Authenticating Agent duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of Authorized Denominations evidencing the same Percentage Interest set forth hereinabove will be issued to the designated transferee or transferees.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and any applicable state securities laws. In the event that a transfer is to be made without registration or qualification under applicable laws, (i) in the event such transfer is made pursuant to Rule 144A under the Securities Act, the Company and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as Exhibit L to the Pooling Agreement, which investment letter shall not be an expense of the Company, the Master Servicer or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Securities Act, the Company may require an Opinion of Counsel satisfactory to the Company that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Company, the Master Servicer or the Trustee. Neither the Company nor the Trustee will register the Certificate under the Securities Act, qualify the Certificate under any state securities law or provide registration rights to any purchaser. Any Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     The Certificates are issuable only as registered Certificates without coupons in Authorized Denominations specified in the Pooling Agreement. As provided in the Pooling Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of Authorized Denominations evidencing the same aggregate interest in the portion of the REMIC II Available Distribution Amount distributable on this Class of Certificate, as requested by the Holder surrendering the same.

     A reasonable service charge may be made for any such registration of transfer or exchange, and the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Trustee and the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling Agreement and the REMIC II Trust Fund created thereby shall terminate upon (i) the later of the maturity or other liquidation (including repurchase by the Company) of the last Mortgage Loan remaining in the REMIC I Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the payment to Certificateholders of all amounts held by the Trustee and required to be paid to them pursuant to the Pooling Agreement. In the event that the Company repurchases any Mortgage Loan pursuant to the Pooling Agreement, such Pooling Agreement generally requires that the Trustee distribute to the Certificateholders in the aggregate an amount equal to 100% of the unpaid Principal Balance of such Mortgage Loan, plus accrued interest at the applicable Pass-Through Rate to the next scheduled Due Date for the Mortgage Loan. The Pooling Agreement permits, but does not require, the Company to repurchase from the REMIC I Trust Fund all Mortgage Loans at the time subject thereto and all property acquired in respect of any Mortgage Loan upon payment to the Certificateholders of the amounts specified in the Pooling Agreement. The exercise of such right will effect early retirement of the Certificates, the Company's right to repurchase being subject to the aggregate unpaid Principal Balance of the Mortgage Loans at the time of repurchase being less than five percent (5%) of the aggregate unpaid Principal Balance of the Mortgage Loans as of the Cut-Off Date.

                                   ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sell(s) and assign(s) and transfer(s) unto _____________________________________________________________
______________________________________________________________________________
____________________ (Please print or typewrite name and address, including postal zip code of assignee. Please insert social security or other identifying number of assignee.)

the within Mortgage Pass-Through Certificate and hereby irrevocably constitutes and appoints ________________________________________________________________
Attorney to transfer said Certificate on the Certificate Register, with full power of substitution in the premises.


Dated:
      ------------            -------------------------------------------------
                              Signature Guaranteed

                              -------------------------------------------------
                              NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.
                                        This Certificate does not represent an
                                        obligation of or an interest in PNC
                                        Mortgage Securities Corp. or any of its
                                        affiliates, including PNC Bank Corp.
                                        Neither this Certificate nor the
                                        underlying Mortgage Loans are guaranteed by any agency or instrumentality of the United States.

                                                                       Exhibit I


                               TRANSFEROR CERTIFICATE

                                       [Date]

U.S. Bank National Association, as Trustee
180 East 5th Street, SPFT0210
St. Paul, MN 55101
Attn:  Structured Finance

        RE: PNC MORTGAGE SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1998-3, CLASS [R-1] [R-2]

Ladies and Gentlemen:

        This letter is delivered to you in connection with the sale from ____________ (the "Seller") to _________________ (the "Purchaser") of
$____________________ initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-3, Class [R-1][R-2] (the "Certificate"), pursuant to Section 5.01 of the Pooling and Servicing Agreement (the "Pooling Agreement"), dated as of March 1, 1998 among PNC Mortgage Securities Corp., as depositor and master servicer (the "Company") and U.S. Bank National Association, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

        1. No purpose of the Seller relating to the sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of tax.

        2. The Seller understands that the Purchaser has delivered to the Trustee and the Company a transferee affidavit and agreement in the form attached to the Pooling Agreement as Exhibit J. The Seller does not know or believe that any representation contained therein is false.

        3. The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

        4. The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificates.

        5. The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

        6. The Purchaser has represented to the Seller that, if the Certificates constitute a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificates as they become due.

                                   Very truly yours,


                                   [Seller]

                                   By:
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                                                       Exhibit J


                         TRANSFEREE AFFIDAVIT AND AGREEMENT


STATE OF       )
               )   ss:
COUNTY OF      )


          [NAME OF OFFICER], being first duly sworn, deposes and says:

          1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Class [R-1][R-2] Certificate (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ________________] [the United States], on behalf of which he makes this affidavit and agreement.

          2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-1][R-2] Certificates, and (ii) is acquiring the Class [R-1][R-2] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a disqualified organization" means the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity, or any foreign government or international organization, or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

          3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class [R-1][R-2] Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middle-man) for a disqualified organization, on the agent; (iii) that the person other-wise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-1][R-2] Certificates may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

          4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class [R-1][R-2] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

          5. That the Owner is aware that the Trustee will not register the Transfer of the Class [R-1][R-2] Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

          6. That the Owner has reviewed the restrictions set forth on the face of the Class [R-1][R-2] Certificates and the provisions of Section 5.01 of the Pooling Agreement under which the Class [R-1][R-2] Certificates were issued (in particular, clauses (iii)(A) and (iii)(B) of Section 5.01(c) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.01). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

          7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-1][R-2] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

          8.   The Owner's Taxpayer Identification Number is _________________.

          9. That no purpose of the Owner relating to the purchase of the Class [R-1][R-2] Certificates by the Owner is or will be to enable the transferor to impede the assessment or collection of tax.

          10. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

          11. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

          12. That no purpose of the Owner relating to any sale of the Class [R-1][R-2] Certificates by the Owner will be to impede the assessment or collection of tax.

          13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

          14. The Owner hereby agrees to cooperate with the Company and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the REMIC I Trust Fund and the REMIC II Trust Fund (the "Trust Funds").

          15. The Owner hereby agrees that it will not take any action that could endanger the REMIC status of the Trust Funds or result in the imposition of tax on the Trust Funds unless counsel for, or acceptable to, the Company has provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

          16. The Owner as transferee of the Class [R-1][R-2] Certificates has represented to their transferor that, if the Class [R-1][R-2] Certificates constitute a noneconomic residual interest, the Owner (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class [R-1][R-2] Certificates as they become due.

          IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ______ day of _____, 19 __ .

                                        [Name of Owner]

                                        By:
                                           -----------------------------------
                                                  [Name of Officer]
                                                  [Title of Officer]

[Corporate Seal]

ATTEST:


[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and Acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this ___ day of __________________, 19__.


                                        NOTARY PUBLIC

                                        COUNTY OF
                                        STATE OF
                                        My Commission expires the ____ day
                                        of ______, 19__.

                                                                       Exhibit K

                                          Form of Certificate Insurance Policies

                                                                       Exhibit K


                       CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:   $16,100,000                                POLICY NUMBER:   26059
               PNC Mortgage Securities Corp.
               Mortgage Pass-Through Certificates, Series 1998-3
               Class II-A-3 Certificates


     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by U.S. Bank National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Obligations

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related distribution is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

     As used herein, the following terms shall have the following meanings:

     "AGREEMENT" means the Pooling and Servicing Agreement dated as of March 1, 1998 between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless approved in writing by the Certificate Insurer.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

     "DEFICIENCY AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount, if any, by which the amount available to be paid as interest to the Class II-A-3 Certificates, pursuant to the priority of payment set forth in the Agreement, is less than (A) the product of (1) 1/12th of the Remittance Rate applicable to the Class II-A-3 Certificates and (2) the Class II-A-3 Principal Balance as of such Distribution Date, minus (B) the sum of any prepayment interest shortfalls relating to Payoffs or Curtailments allocable to the Class II-A-3 Certificates and not due from the Master Servicer as Compensating Interest and any interest shortfalls related to the Relief Act allocable to the Class II-A-3 Certificates on such Distribution Date, (ii) the principal portion of any Realized Losses allocated to the Class II-A-3 Certificates and (iii) to the extent unpaid on the Last Scheduled Distribution Date, after payment of all other amounts due to the Class II-A-3 Certificates, any remaining Class II-A-3 Principal Balance.

     "INSURED PAYMENT" means (i) as of any Distribution Date any Deficiency Amount and (ii) any Preference Amount.

     "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "OWNER" means each Holder (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.

     "PREFERENCE AMOUNT" means any amount previously distributed to an owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     "RELIEF ACT" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 30th day of March 1998.


                                        MBIA INSURANCE CORPORATION

                                        ------------------------------
                                        President

Attest:
                                        ------------------------------
                                        Assistant Secretary

                                     EXHIBIT A

                      TO CERTIFICATE GUARANTY INSURANCE POLICY
                                   NUMBER:  26059

                         NOTICE UNDER CERTIFICATE GUARANTY
                          INSURANCE POLICY NUMBER:  26059



State Street Bank and Trust Company, N.A., as Fiscal Agent
 for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
 Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 26059 (the "Policy") issued by the Insurer in respect of the $16,100,000 PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-3, Class II-A-3 Certificates (the Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1998, between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee for the Owners;

          (ii)   the amount due under clause (i) of the definition of
     Deficiency Amount for the Distribution Date occurring on [       ] (the
     "Applicable Distribution Date") is $[                 ];

          (iii)  the amount due under clause (ii) of the definition of
     Deficiency Amount for the Applicable Distribution Date is $[     ];

          (iv)   the amount due under clause (iii) of the definition of
     Deficiency Amount for the Applicable Distribution Date is $[       ];

          (v)    the sum of the amounts listed in paragraphs (ii), (iii) and
     (iv) above is $[         ] (the "Deficiency Amount");

          (vi) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent
     jurisdiction is $[         ] (the "Preference Amount");

          (vii)  the total Insured Payment due is $[         ], which amount
     equals the sum of the Deficiency Amount and the Preference Amount;

          (viii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (v) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (vi) above to be applied to the payment of any Preference Amount; and

          (ix) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [    ] day of [        ], [    ].

                                             [NAME OF TRUSTEE], as Trustee


                                             By
                                               --------------------------------
                                             Title
                                                  -----------------------------

                       CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:   $4,000,000                                 POLICY NUMBER:   26060
               PNC Mortgage Securities Corp.
               Mortgage Pass-Through Certificates, Series 1998-3
               Class III-A-6 Certificates


     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by U.S. Bank National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Obligations

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related distribution is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

     As used herein, the following terms shall have the following meanings:

     "AGREEMENT" means the Pooling and Servicing Agreement dated as of March 1, 1998 between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless approved in writing by the Certificate Insurer.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

     "DEFICIENCY AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount, if any, by which the amount available to be paid as interest to the Class III-A-6 Certificates, pursuant to the priority of payment set forth in the Agreement, is less than (A) the product of (1) 1/12th of the Remittance Rate applicable to the Class III-A-6 Certificates and (2) the Class III-A-6 Principal Balance as of such Distribution Date, minus (B) the sum of any prepayment interest shortfalls relating to Payoffs or Curtailments allocable to the Class III-A-6 Certificates and not due from the Master Servicer as Compensating Interest and any interest shortfalls related to the Relief Act allocable to the Class III-A-6 Certificates on such Distribution Date, (ii) the principal portion of any Realized Losses allocated to the Class III-A-6 Certificates and (iii) to the extent unpaid on the Last Scheduled Distribution Date, after payment of all other amounts due to the Class III-A-6 Certificates, any remaining Class III-A-6 Principal Balance.

     "INSURED PAYMENT" means (i) as of any Distribution Date any Deficiency Amount and (ii) any Preference Amount.

     "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "OWNER" means each Holder (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.

     "PREFERENCE AMOUNT" means any amount previously distributed to an owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     "RELIEF ACT" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 30th day of March 1998.


                                        MBIA INSURANCE CORPORATION

                                            ------------------------------
                                            President

Attest:
                                            ------------------------------
                                            Assistant Secretary

                                     EXHIBIT A

                      TO CERTIFICATE GUARANTY INSURANCE POLICY
                                   NUMBER:  26060

                         NOTICE UNDER CERTIFICATE GUARANTY
                          INSURANCE POLICY NUMBER:  26060



State Street Bank and Trust Company, N.A., as Fiscal Agent
 for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
 Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

      The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
26060 (the "Policy") issued by the Insurer in respect of the $4,000,000 PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-3, Class III-A-6 Certificates (the Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1998, between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee for the Owners;

          (ii)    the amount due under clause (i) of the definition of
      Deficiency Amount for the Distribution Date occurring on [       ] (the
      "Applicable Distribution Date") is $[        ];

          (iii)   the amount due under clause (ii) of the definition of
      Deficiency Amount for the Applicable Distribution Date is $[       ];

          (iv)    the amount due under clause (iii) of the definition of
      Deficiency Amount for the Applicable Distribution Date is $[       ];

          (v)     the sum of the amounts listed in paragraphs (ii), (iii) and
      (iv) above is $[        ] (the "Deficiency Amount");

          (vi) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent
      jurisdiction is $[          ] (the "Preference Amount");

          (vii)   the total Insured Payment due is $[           ], which amount
      equals the sum of the Deficiency Amount and the Preference Amount;

          (viii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in
      (v) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (vi) above to be applied to the payment of any Preference Amount; and

          (ix) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
      [TRUSTEE'S ACCOUNT NUMBER].

      Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

      IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [    ] day of [          ], [    ].

                                   [NAME OF TRUSTEE], as Trustee


                                   By
                                     --------------------------------------
                                   Title
                                        -----------------------------------

                       CERTIFICATE GUARANTY INSURANCE POLICY


OBLIGATIONS:   $14,250,000                                POLICY NUMBER:   26061
               PNC Mortgage Securities Corp.
               Mortgage Pass-Through Certificates, Series 1998-3
               Class III-A-7 Certificates


     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by U.S. Bank National Association, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer. This Policy does not provide credit enhancement for any Class of Certificates other than the Obligations

     Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Trust, the REMIC or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

     The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related distribution is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

     As used herein, the following terms shall have the following meanings:

     "AGREEMENT" means the Pooling and Servicing Agreement dated as of March 1, 1998 between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee, without regard to any amendment or supplement thereto unless approved in writing by the Certificate Insurer.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in New York City or in the city in which the corporate trust office of the Trustee under the Agreement or the Insurer is located are authorized or obligated by law or executive order to close.

     "DEFICIENCY AMOUNT" means, with respect to any Distribution Date, the sum of (i) the amount, if any, by which the amount available to be paid as interest to the Class III-A-7 Certificates, pursuant to the priority of payment set forth in the Agreement, is less than (A) the product of (1) 1/12th of the Remittance Rate applicable to the Class III-A-7 Certificates and (2) the Class III-A-7 Principal Balance as of such Distribution Date, minus (B) the sum of any prepayment interest shortfalls relating to Payoffs or Curtailments allocable to the Class III-A-7 Certificates and not due from the Master Servicer as Compensating Interest and any interest shortfalls related to the Relief Act allocable to the Class III-A-7 Certificates on such Distribution Date, (ii) the principal portion of any Realized Losses allocated to the Class III-A-7 Certificates and (iii) to the extent unpaid on the Last Scheduled Distribution Date, after payment of all other amounts due to the Class III-A-7 Certificates, any remaining Class III-A-7 Principal Balance.

     "INSURED PAYMENT" means (i) as of any Distribution Date any Deficiency Amount and (ii) any Preference Amount.

     "NOTICE" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee specifying the Insured Payment which shall be due and owing on the applicable Distribution Date.

     "OWNER" means each Holder (as defined in the Agreement) of an Obligation who, on the applicable Distribution Date, is entitled under the terms of the Obligations to payment thereunder.

     "PREFERENCE AMOUNT" means any amount previously distributed to an owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.



     "RELIEF ACT" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

     Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

     The notice address of the Fiscal Agent is 15th Floor, 61 Broadway,
New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

     This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

     This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

     IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 30th day of March 1998.


                                        MBIA INSURANCE CORPORATION

                                        ------------------------------

President

Attest:
                                        ------------------------------
                                            Assistant Secretary

                                     EXHIBIT A

                      TO CERTIFICATE GUARANTY INSURANCE POLICY
                                   NUMBER:  26061

                         NOTICE UNDER CERTIFICATE GUARANTY
                          INSURANCE POLICY NUMBER:  26061



State Street Bank and Trust Company, N.A., as Fiscal Agent
 for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
 Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number:
26061 (the "Policy") issued by the Insurer in respect of the $14,250,000 PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 1998-3, Class III-A-7 Certificates (the Obligations"), that:

          (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of March 1, 1998, between PNC Mortgage Securities Corp., as depositor and master servicer, and the Trustee, as trustee for the Owners;

          (ii)    the amount due under clause (i) of the definition of
     Deficiency Amount for the Distribution Date occurring on [       ] (the
     "Applicable Distribution Date") is $[         ];

          (iii)   the amount due under clause (ii) of the definition of
     Deficiency Amount for the Applicable Distribution Date is $[       ];

          (iv)    the amount due under clause (iii) of the definition of
     Deficiency Amount for the Applicable Distribution Date is $[        ];

          (v)     the sum of the amounts listed in paragraphs (ii), (iii) and
     (iv) above is $[          ] (the "Deficiency Amount");

          (vi) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent
     jurisdiction is $[        ] (the "Preference Amount");

          (vii)   the total Insured Payment due is $[       ], which amount
     equals the sum of the Deficiency Amount and the Preference Amount;

          (viii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in
     (v) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (vi) above to be applied to the payment of any Preference Amount; and

          (ix) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
     [TRUSTEE'S ACCOUNT NUMBER].

     Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

     ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME, AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice
under the Policy as of the [    ] day of [                 ], [    ].

                                   [NAME OF TRUSTEE], as Trustee


                                   By
                                     --------------------------------------
                                   Title
                                        -----------------------------------

                                                                       Exhibit L


                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

              Description of Rule 144A Securities, including numbers:

                             -------------------------

                             -------------------------

                             -------------------------


     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between PNC Mortgage Securities Corp., as Depositor and Master Servicer and U.S. Bank National Association, as Trustee) pursuant to Section 5.01(f) of the Agreement, as follows:

          a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

          b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

          c. The Buyer has received and reviewed the Private Placement Memorandum dated as of March __, 1998 relating to the Rule 144A Securities and has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee, the Company or the Master Servicer.

          d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

          e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has (1) completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, or (2) obtained the waiver of the Company with respect to Annex 1 and Annex 2 pursuant to Section 5.01(f) of the Agreement. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

          f. The Buyer is not affiliated with (i) the Trustee or (ii) any Rating Agency that rated the Rule 144A Securities.

          g. If applicable, the Buyer has complied, and will continue to comply, with the guidelines established by Thrift Bulletin 12 issued December 13, 1988, by the Office of Regulatory Activities of the Federal Home Loan Bank System.

     [Required only in the case of a transfer of a Subordinate Certificate] [3. The Buyer warrants and represents to, and covenants with, the Trustee, the Master Servicer and the Company that (1) the Buyer is not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), subject to the prohibited transaction provisions of ERISA ("Plan"), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")) subject to
Section 4975 of the Code (also a "Plan"), and the Buyer is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of any Plan, (2) the Buyer's purchase of the Rule 144A Securities is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer or the Company to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement and the Buyer has provided an Opinion of Counsel to such effect in accordance with
Section 5.01(d) of the Agreement or (3) the Buyer is an insurance company, the source of funds to be used by it to purchase the Rule 144A Securities is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


----------------------------------------     ----------------------------------
        Print Name of Seller                       Print Name of Buyer

By:                                          By:
   -------------------------------------        -------------------------------
   Name:                                        Name:
   Title:                                       Title:


Taxpayer Identification:                     Taxpayer Identification:
                        -----------------                            ----------

No.:                                         No.:
    ------------------------------------         ------------------------------
Date:                                        Date:
     -----------------------------------          -----------------------------

                                                            Annex 1 to Exhibit L

              QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers Other Than Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________(1)in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

     ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, A COPY OF WHICH IS ATTACHED HERETO.

     ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.


-------------------------
(1) Buyer must own and/or invest on a discretionary basis at lest $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                        L-1-1

     ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and is subject to the fiduciary responsibility provisions of ERISA.

     ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

     ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit, (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.


                                        L-1-2

             -----      -----      Will the Buyer be purchasing the Rule 144A

             Yes         No        Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                                             ----------------------------------
                                                   Print Name of Buyer

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                             Date:
                                                  -----------------------------


                                        L-1-3

                                                            ANNEX 2 TO EXHIBIT L

              QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

               [For Buyers That Are Registered Investment Companies]


     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

     ____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
     144A).

     ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A


                                        L-2-1

Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                             ----------------------------------
                                                   Print Name of Buyer

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                             Date:
                                                  ------------------------------

                                             IF AN ADVISER:

                                             ----------------------------------
                                                    Print Name of Buyer

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                             Date:
                                                  -----------------------------

(SEAL)


                                        L-2-2

                                                                       Exhibit M



                                        [Date]

[Company]

          Re: Pooling and Servicing Agreement dated as of March 1, 1998 by and between PNC Mortgage Securities Corp., as Depositor and Master Servicer, and U.S. Bank National Association, as Trustee, relating to PNC Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 1998-3

Ladies and Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section
2.01 of the Pooling and Servicing Agreement and has determined that (i) all documents required (in the case of instruments described in clauses (X)(vi) and (Y)(x) of the definition of "Mortgage File," known by the Trustee to be required) pursuant to the third paragraph of Section 2.01 of the Pooling and Servicing Agreement have been executed and received as of the date hereof are in its possession or in the possession of the Custodian on its behalf and (ii) all such documents have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. The Trustee has made no independent examination of such documents beyond the review specifically required in the above referenced Pooling and Servicing Agreement and has relied upon the purported genuineness and due execution of any such documents and upon the purported genuineness of any signature thereon. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                             ----------------------------------
                                             as Trustee

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:

                                                                       EXHIBIT N


                                                                      [Reserved]

                                                                      EXHIBIT O

                                                                      [Reserved]


















                                         O-1